UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2010 through April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2011 (Unaudited)

JPMorgan Research Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 18, 2011 (Unaudited)

Dear Shareholder:

Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.

In late summer of 2010, concerns over deflation and whether the economy might double-dip and head back into recession generated uncertainty about the sustainability of the recovery among investors. In response to these risks, the Federal Reserve (the “Fed”) implemented monetary stimulus in the form of a second round of quantitative easing (“QE2”).

“Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.”

Today, concerns about inflation and the risks associated with higher interest rates have replaced deflationary worries, and a host of geopolitical disruptions — such as the sovereign debt problems in Europe and higher oil prices triggered by tensions in the Middle East — are casting new uncertainties about the sustainability of economic growth.

Despite these headwinds, the U.S. equity markets have held up well. At the end of Q42010, for example, investors responded warmly to QE2 and a continued rebound in corporate profits by sending the Standard & Poor’s 500 Index (“S&P500”) on an impressive rally that produced the second year of double-digit returns. Although the markets suffered a setback following the devastating earthquake and tsunami in Japan during March, stocks recovered quickly as investors demonstrated their willingness to embrace riskier assets such as commodities, as well as small cap and international stocks.

Despite the potential impact of geopolitical risks and other crises on future growth, we are encouraged by some meaningful signs of economic health such as strong corporate earnings and reduced debt-service costs for consumers and corporations.

Investors respond to strong corporate profits

Strong corporate earnings and ongoing monetary and fiscal stimulus helped stocks get off to a strong start in 2011. As of the end of the six-month reporting period ended April 30th, 2011, the S&P500 Index had risen 16.4% to a level of 1,364.

Despite lingering concerns about Europe’s sovereign debt problems, international stocks held up relatively well as investors’ concerns temporarily abated due to successful Spanish, Portuguese and Italian bond issues in the first quarter of 2011. There was also optimism among some investors that Germany would adopt a more flexible stance on the Eurozone rescue fund. As of the end of the six-month reporting period ended April 30th, 2011, the MSCI EAFE Index (Europe, Australasia and the Far East) had risen 12.7%.

Emerging markets, on the other hand, experienced mixed performance. Although China, India, and Brazil have experienced robust economic growth, all three countries are now grappling with rising inflation concerns. The MSCI EM (Emerging Markets) Index returned 9.7% as of the end of the six-month reporting period ending April 30th, 2011.

U.S Treasury yields rise and high yield bonds gain

Improved economic expectations and a U.S. stock market rally have resulted in higher U.S. Treasury yields over the past six months. The yield on the 10-year U.S. Treasury bond rose from 2.6% to 3.3% as of the end of the six-month reporting period ended April 30th, 2011, while yields on the 30-year U.S. Treasury bond climbed from 4.0% to 4.4%, and yields on the 2-year U.S. Treasury bond increased from 0.3% to 0.6% as of the end of the same period.

High yield continued to be the best performing area of the bond market, with the Barclays Capital High Yield Index returning 6.2%, the Barclays Capital U.S. Aggregate Bond Index returning 0.02%, and the Barclays Capital Emerging Markets Index returning 0.03%, during the six-month reporting period.

Protecting portfolios from higher inflation and rate risks

Although inflation still remains low in the U.S., there are signs that inflationary pressures may increase as the economic expansion continues. Additionally, the Fed is set to end its QE2 Treasury bond buying program at the end of June, and possibly begin to raise the federal funds rate by the end of this year. Thus, one of the questions we face: how should investors protect themselves against the risks of inflation and higher long-term rates?

An important message from the first quarter is to have both a balanced view of the world and a balanced portfolio to match. Given the uncertainty in the current environment, we believe the most reasonable approach is to stay balanced and diversified by investing in a variety of asset classes.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

Despite political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, stocks in most of the world’s capital markets rallied during the six months ended April 30, 2011. In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. The S&P 500 Index gained 16.36% for the six months ended April 30, 2011.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	0.80%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.09%
S&P 500 Index	16.36%

Net Assets as of 4/30/2011 (In Thousands)	$75,958

INVESTMENT OBJECTIVE**

The JPMorgan Research Equity Long/Short Fund (the “Fund”) seeks to provide long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended April 30, 2011.

The Fund’s stock selection in the basic materials sector contributed to its return during the reporting period, as positive contribution from the Fund’s long positions outweighed the negative return from several of the Fund’s short positions. Dow Chemical Co. and E.I. du Pont de Nemours & Co. (“DuPont”) were among the best performing long positions in the basic materials sector. Shares of Dow Chemical Co., a manufacturer of raw materials, benefited from investor optimism about the company’s initiatives to pay down its debt and grow earnings. The stock price also received a boost after the company announced an increase in its dividend payment. Shares of DuPont rose after the chemical manufacturer reported strong first-quarter earnings, as its management team has been focused on, and effectively established, tight cost controls, good volume growth and operating leverage.

The Fund’s stock selection in the media sector also contributed to its return during the reporting period, as positive contribution from the Fund’s long positions outweighed the negative return from several of the Fund’s short positions. Broadcasting and television company CBS Corp was among the best performing long positions in the media sector. Shares of CBS Corp. rose as a result of a rebound in advertising sales. Specifically, TV stations were helped by greater advertising sales in the automotive, financial services and political categories.

The Fund’s stock selection in the semiconductors sector detracted from its return during the reporting period, as the negative return from the Fund’s short positions outweighed the positive contribution from the Fund’s long positions. Microchip Technology, Inc., Texas Instruments, and Cypress Semiconductor Corp. were among the Fund’s worst performing short positions in the semiconductor sector. These stocks benefited from recovering demand in many of the companies’ end markets.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct a portfolio of long and short positions, rigorously researching companies to determine their underlying value and potential for future earnings growth. Based on this research, they ranked stocks in the U.S. large-cap universe into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and looked to the bottom two quintiles for potential short positions in stocks that they believed were overvalued. The Fund’s portfolio managers attempted to limit the Fund’s overall market risk, holding long and short positions across a broad array of sectors. The Fund’s average long exposure was 104.11% and its average short exposure was (83.06)%.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Time Warner, Inc.	2.8%
2.	General Mills, Inc.	2.5
3.	Colgate-Palmolive Co.	2.3
4.	E.l. du Pont de Nemours & Co.	2.3
5.	PACCAR, Inc.	2.1
6.	ACE Ltd., (Switzerland)	2.1
7.	Coca-Cola Co. (The)	1.8
8.	CSX Corp.	1.7
9.	Xilinx, Inc.	1.6
10.	Sprint Nextel Corp.	1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Microchip Technology, Inc.	2.8%
2.	Lockheed Martin Corp.	2.6
3.	Philip Morris International, Inc.	2.5
4.	Linear Technology Corp.	2.2
5.	Hershey Co. (The)	2.2
6.	Tenaris S.A., (Luxembourg), ADR	1.9
7.	Praxair, Inc.	1.9
8.	W.R. Berkley Corp.	1.9
9.	Dover Corp.	1.8
10.	Eaton Corp.	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Financials	22.3%
Information Technology	14.4
Consumer Staples	12.3
Industrials	12.1
Consumer Discretionary	11.8
Utilities	7.4
Materials	7.4
Health Care	5.5
Telecommunication Services	3.5
Energy	3.2
Short-Term Investment	0.1

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	26.8%
Industrials	14.8
Information Technology	14.0
Consumer Staples	10.4
Utilities	10.1
Consumer Discretionary	7.1
Materials	6.2
Health Care	5.0
Energy	3.2
Telecommunication Services	2.4

*	Percentages indicated are based upon total long investments as of April 30, 2011. The Fund’s composition is subject to change.
**	Percentages indicated are based upon total short investments as of April 30, 2011. The Fund’s composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	SINCE INCEPTION
CLASS A SHARES	5/28/10
Without Sales Charge		0.80%	3.56%
With Sales Charge**		(4.47)	(1.87)
CLASS C SHARES	5/28/10
Without CDSC		0.54	3.09
With CDSC***		(0.46)	2.09
CLASS R5 SHARES	5/28/10	1.06	4.02
SELECT CLASS SHARES	5/28/10	0.93	3.82

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/28/2010 TO 4/30/2011)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 28, 2010.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Research Equity Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index from May 28, 2010 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmarks. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(2.04)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.09%

Net Assets as of 4/30/2011 (In Thousands)	$1,402,751

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended April 30, 2011.

The Fund’s stock selection in the semiconductors sector detracted from its return during the reporting period, as several of the Fund’s short positions in this sector gained during the reporting period and outweighed the positive contribution from the Fund’s long positions. Microchip Technology, Inc. and Cypress Semiconductor Corp. were among the Fund’s worst performing short positions in the semiconductor sector. These stocks benefited from recovering demand in many of the companies’ end markets.

The Fund’s stock selection in the media sector contributed to its return during the reporting period, as positive contribution from the Fund’s long positions outweighed the negative return caused by the gains from several of the Fund’s short positions. Broadcasting and television companies CBS Corp. and Time Warner, Inc. were among the best performing long positions in the media sector. Shares of CBS Corp. rose as a result of a rebound in advertising sales. Specifically, TV stations were helped by greater advertising sales in the automotive, financial services and political categories. Shares of Time Warner, Inc. gained after the company raised its outlook for its 2011 earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to traditional investments such as stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large- and mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
Time Warner, Inc.	3.1%
CSX Corp.	2.4
E.l. du Pont de Nemours & Co.	2.4
ACE Ltd., (Switzerland)	2.0
Colgate-Palmolive Co.	2.0
PACCAR, Inc.	1.9
United Technologies Corp.	1.9
Amazon.com, Inc.	1.7
Air Products & Chemicals, Inc.	1.6
Prudential Financial, Inc.	1.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
Praxair, Inc.	2.5%
Lockheed Martin Corp.	2.3
Eli Lilly & Co.	2.1
Microchip Technology, Inc.	2.0
Tenaris S.A., (Luxembourg), ADR	2.0
Linear Technology Corp.	1.9
Hershey Co. (The)	1.9
AT&T, Inc.	1.8
Johnson & Johnson	1.7
Altria Group, Inc.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Financials	21.1%
Information Technology	13.2
Industrials	12.9
Consumer Discretionary	11.3
Consumer Staples	9.3
Materials	7.7
Utilities	7.0
Health Care	5.7
Energy	2.8
Telecommunication Services	2.6
U.S. Treasury Obligations	0.3
Short-Term Investment	6.1

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	22.9%
Information Technology	16.3
Industrials	13.9
Consumer Staples	9.9
Consumer Discretionary	8.6
Materials	7.7
Utilities	7.5
Health Care	6.6
Energy	4.5
Telecommunication Services	2.1

*	Percentages indicated are based upon total long investments as of April 30, 2011. The Fund’s composition is subject to change.
**	Percentages indicated are based upon total short investments as of April 30, 2011. The Fund’s composition is subject to change.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		(2.29)%	(1.39)%	3.64%	2.00%
With Sales Charge**		(7.43)	(6.56)	2.54	1.45
CLASS B SHARES	2/28/02
Without CDSC		(2.55)	(1.89)	3.11	1.59
With CDSC***		(7.55)	(6.89)	2.75	1.59
CLASS C SHARES	11/2/09
Without CDSC		(2.55)	(1.89)	3.11	1.53
With CDSC****		(3.55)	(2.89)	3.11	1.53
INSTITUTIONAL CLASS SHARES	12/31/98	(2.04)	(0.84)	4.15	2.42
SELECT CLASS SHARES	11/2/09	(2.24)	(1.16)	4.05	2.37

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/01 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares and, prior to February 28, 2002, Institutional Class Shares. The actual returns for Class C Shares would have been lower than shown because Class C Shares have higher expenses than Institutional Class Shares.

Returns for Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Research Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral

Funds Average from April 30, 2001 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebal-ancing date. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 103.3% (j)
		Common Stocks — 103.3%
		Consumer Discretionary — 12.2%
		Auto Components — 1.1%
20		Johnson Controls, Inc.	806

		Automobiles — 0.9%
22		General Motors Co. (a)	709

		Hotels, Restaurants & Leisure — 0.5%
10		Carnival Corp.	374

		Household Durables — 0.7%
8		Lennar Corp., Class A	151
—	(h)	NVR, Inc. (a)	362

			513

		Internet & Catalog Retail — 1.5%
6		Amazon.com, Inc. (a)	1,116

		Media — 6.7%
41		CBS Corp., Class B	1,036
9		Discovery Communications, Inc., Class A (a)	407
26		Gannett Co., Inc.	394
57		Time Warner, Inc.	2,176
26		Walt Disney Co. (The)	1,119

			5,132

		Specialty Retail — 0.6%
2		AutoZone, Inc. (a)	449

		Textiles, Apparel & Luxury Goods — 0.2%
3		Coach, Inc.	191

		Total Consumer Discretionary	9,290

		Consumer Staples — 12.7%
		Beverages — 3.6%
22		Coca-Cola Co. (The)	1,451
15		Dr. Pepper Snapple Group, Inc.	581
10		PepsiCo, Inc.	705

			2,737

		Food & Staples Retailing — 0.6%
18		Kroger Co. (The)	446

		Food Products — 4.9%
12		Archer-Daniels-Midland Co.	438
14		Campbell Soup Co.	480
23		ConAgra Foods, Inc.	553
52		General Mills, Inc.	2,001
4		Kellogg Co.	223

			3,695

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 3.6%
22	Colgate-Palmolive Co.	1,824
6	Kimberly-Clark Corp.	384
8	Procter & Gamble Co. (The)	540

		2,748

	Total Consumer Staples	9,626

	Energy — 3.3%
	Energy Equipment & Services — 1.1%
4	Baker Hughes, Inc.	280
5	Cameron International Corp. (a)	241
4	Schlumberger Ltd.	326

		847

	Oil, Gas & Consumable Fuels — 2.2%
4	Devon Energy Corp.	378
5	EOG Resources, Inc.	517
4	Occidental Petroleum Corp.	471
7	Southwestern Energy Co. (a)	307

		1,673

	Total Energy	2,520

	Financials — 23.0%
	Capital Markets — 1.5%
4	Goldman Sachs Group, Inc. (The)	593
9	Morgan Stanley	228
7	State Street Corp.	330

		1,151

	Commercial Banks — 2.6%
20	Fifth Third Bancorp	271
36	Huntington Bancshares, Inc.	243
59	Popular, Inc. (a)	186
23	Regions Financial Corp.	167
4	SVB Financial Group (a)	234
12	TCF Financial Corp.	192
17	Wells Fargo & Co.	507
7	Zions Bancorp	172

		1,972

	Diversified Financial Services — 0.7%
29	Bank of America Corp.	358
40	Citigroup, Inc. (a)	184

		542

	Insurance — 7.6%
24	ACE Ltd., (Switzerland)	1,637
9	Aflac, Inc. (m)	486
6	Allstate Corp. (The)	206

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Insurance — Continued
5	Everest Re Group Ltd., (Bermuda)	471
23	MetLife, Inc.	1,087
3	PartnerRe Ltd., (Bermuda)	245
19	Prudential Financial, Inc.	1,183
3	RenaissanceRe Holdings Ltd., (Bermuda)	202
11	XL Group plc, (Ireland)	272

		5,789

	Real Estate Investment Trusts (REITs) — 10.4%
9	Alexandria Real Estate Equities, Inc.	737
23	Apartment Investment & Management Co., Class A	618
4	AvalonBay Communities, Inc.	488
11	Boston Properties, Inc.	1,136
9	Camden Property Trust	537
71	DCT Industrial Trust, Inc.	415
37	Developers Diversified Realty Corp.	544
8	Digital Realty Trust, Inc.	471
18	DuPont Fabros Technology, Inc.	439
28	Education Realty Trust, Inc.	241
20	General Growth Properties, Inc.	332
21	HCP, Inc.	819
14	Regency Centers Corp.	681
18	Senior Housing Properties Trust	417

		7,875

	Thrifts & Mortgage Finance — 0.2%
12	People’s United Financial, Inc.	164

	Total Financials	17,493

	Health Care — 5.7%
	Biotechnology — 2.3%
5	Biogen Idec, Inc. (a)	490
13	Celgene Corp. (a)	749
12	Dendreon Corp. (a)	504

		1,743

	Health Care Equipment & Supplies — 1.6%
7	Baxter International, Inc.	404
4	Becton, Dickinson & Co.	322
9	Covidien plc, (Ireland)	490

		1,216

	Pharmaceuticals — 1.8%
12	Abbott Laboratories (m)	617
15	Merck & Co., Inc.	541
10	Mylan, Inc. (a)	239

		1,397

	Total Health Care	4,356

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 12.5%
	Aerospace & Defense — 3.1%
8	Honeywell International, Inc.	512
8	Huntington Ingalls Industries, Inc. (a)	339
5	Northrop Grumman Corp.	301
13	United Technologies Corp.	1,183

		2,335

	Construction & Engineering — 0.8%
9	Fluor Corp.	612

	Industrial Conglomerates — 2.1%
6	3M Co.	576
21	Tyco International Ltd., (Switzerland)	1,009

		1,585

	Machinery — 2.7%
2	Deere & Co.	228
31	PACCAR, Inc.	1,641
2	Parker Hannifin Corp.	184

		2,053

	Road & Rail — 3.8%
17	CSX Corp.	1,305
10	Norfolk Southern Corp.	750
8	Union Pacific Corp.	873

		2,928

	Total Industrials	9,513

	Information Technology — 14.9%
	Communications Equipment — 2.0%
23	Cisco Systems, Inc.	399
19	Juniper Networks, Inc. (a)	709
17	Motorola Mobility Holdings, Inc. (a)	434

		1,542

	Computers & Peripherals — 1.8%
2	Apple, Inc. (a)	649
14	SanDisk Corp. (a)	676

		1,325

	Electronic Equipment, Instruments & Components — 0.9%
19	Corning, Inc.	388
9	TE Connectivity Ltd., (Switzerland)	316

		704

	IT Services — 1.5%
7	Cognizant Technology Solutions Corp., Class A (a)	563
18	Genpact Ltd., (Bermuda) (a)	286
5	VeriFone Systems, Inc. (a)	270

		1,119

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Semiconductors & Semiconductor Equipment — 7.8%
23	Analog Devices, Inc.	912
24	Applied Materials, Inc.	375
19	Broadcom Corp., Class A (a)	681
24	Intersil Corp., Class A	356
11	Lam Research Corp. (a)	546
20	LSI Corp. (a)	143
51	Marvell Technology Group Ltd., (Bermuda) (a)	787
13	Novellus Systems, Inc. (a)	402
22	NVIDIA Corp. (a)	439
36	Xilinx, Inc.	1,260

		5,901

	Software — 0.9%
10	Adobe Systems, Inc. (a)	333
4	Citrix Systems, Inc. (a)	349

		682

	Total Information Technology	11,273

	Materials — 7.6%
	Chemicals — 6.1%
9	Air Products & Chemicals, Inc.	901
25	Dow Chemical Co. (The)	1,024
31	E.l. du Pont de Nemours & Co.	1,783
16	Georgia Gulf Corp. (a)	629
4	Westlake Chemical Corp.	280

		4,617

	Metals & Mining — 1.5%
49	Alcoa, Inc.	836
6	Freeport-McMoRan Copper & Gold, Inc.	347

		1,183

	Total Materials	5,800

	Telecommunication Services — 3.7%
	Diversified Telecommunication Services — 1.3%
26	Verizon Communications, Inc.	974

	Wireless Telecommunication Services — 2.4%
11	American Tower Corp., Class A (a)	565
240	Sprint Nextel Corp. (a)	1,241

		1,806

	Total Telecommunication Services	2,780

	Utilities — 7.7%
	Electric Utilities — 4.4%
12	FirstEnergy Corp.	463
22	NextEra Energy, Inc.	1,225
17	Northeast Utilities	623

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
62	NV Energy, Inc.	944
4	PPL Corp.	110

		3,365

	Independent Power Producers & Energy Traders — 0.7%
14	Constellation Energy Group, Inc.	499

	Multi-Utilities — 1.9%
8	PG&E Corp.	375
11	Public Service Enterprise Group, Inc.	344
13	Sempra Energy	694

		1,413

	Water Utilities — 0.7%
18	American Water Works Co., Inc.	529

	Total Utilities	5,806

	Total Common Stocks (Cost $68,585)	78,457

	Short-Term Investment — 0.1%
	Investment Company — 0.1%
61	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $61)	61

	Total Investments — 103.4% (Cost $68,646)	78,518
	Liabilities in Excess of Other Assets — (3.4)%	(2,560)

	NET ASSETS — 100.0%	$75,958

Short Positions — 82.4%
	Common Stocks — 82.4%
	Consumer Discretionary — 5.9%
	Automobiles — 0.6%
30	Ford Motor Co. (a)	470

	Hotels, Restaurants & Leisure — 0.5%
6	Starwood Hotels & Resorts Worldwide, Inc.	338

	Household Durables — 0.4%
5	MDC Holdings, Inc.	137
8	Ryland Group, Inc.	131

		268

	Media — 4.4%
39	New York Times Co. (The), Class A (a)	319
47	News Corp., Class B	886
11	Omnicom Group, Inc.	530
15	Scripps Networks Interactive, Inc., Class A	750
4	Time Warner Cable, Inc.	330
1	Washington Post Co. (The), Class B	545

		3,360

	Total Consumer Discretionary	4,436

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Consumer Staples — 8.6%
	Food & Staples Retailing — 0.3%
3	Whole Foods Market, Inc.	204

	Food Products — 2.1%
24	Hershey Co. (The)	1,378
3	Mead Johnson Nutrition Co.	225

		1,603

	Household Products — 1.7%
7	Church & Dwight Co., Inc.	540
11	Clorox Co.	747

		1,287

	Personal Products — 1.1%
8	Estee Lauder Cos., Inc. (The), Class A	812

	Tobacco — 3.4%
39	Altria Group, Inc.	1,037
23	Philip Morris International, Inc.	1,594

		2,631

	Total Consumer Staples	6,537

	Energy — 2.6%
	Energy Equipment & Services — 1.8%
2	Diamond Offshore Drilling, Inc.	176
24	Tenaris S.A., (Luxembourg), ADR	1,197

		1,373

	Oil, Gas & Consumable Fuels — 0.8%
20	Denbury Resources, Inc. (a)	448
4	Sunoco, Inc.	158

		606

	Total Energy	1,979

	Financials — 22.1%
	Capital Markets — 1.0%
4	Ameriprise Financial, Inc.	225
10	Federated Investors, Inc., Class B	261
2	Franklin Resources, Inc.	278

		764

	Commercial Banks — 3.0%
6	Bank of Hawaii Corp.	281
6	Commerce Bancshares, Inc.	239
6	Cullen/Frost Bankers, Inc.	382
38	KeyCorp	328
7	Prosperity Bancshares, Inc.	316
9	UMB Financial Corp.	377
24	Valley National Bancorp	348

		2,271

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 7.0%
5	American International Group, Inc. (a)	144
17	AON Corp.	874
8	Chubb Corp.	499
10	Hartford Financial Services Group, Inc.	282
11	Lincoln National Corp.	355
15	Principal Financial Group, Inc.	501
31	Progressive Corp. (The)	682
13	Travelers Cos., Inc. (The)	831
36	W.R. Berkley Corp.	1,174

		5,342

	Real Estate Investment Trusts (REITs) — 11.1%
24	BioMed Realty Trust, Inc.	485
25	Douglas Emmett, Inc.	517
38	Duke Realty Corp.	576
18	Equity One, Inc.	358
3	Essex Property Trust, Inc.	412
35	Extra Space Storage, Inc.	759
9	Federal Realty Investment Trust	799
18	Highwoods Properties, Inc.	650
27	Kimco Realty Corp.	533
15	National Retail Properties, Inc.	392
12	Post Properties, Inc.	497
20	Realty Income Corp.	721
9	SL Green Realty Corp.	764
11	Taubman Centers, Inc.	622
29	U-Store-It Trust	333

		8,418

	Total Financials	16,795

	Health Care — 4.1%
	Biotechnology — 0.4%
12	Isis Pharmaceuticals, Inc. (a)	115
1	Regeneron Pharmaceuticals, Inc. (a)	42
2	Vertex Pharmaceuticals, Inc. (a)	119

		276

	Health Care Equipment & Supplies — 1.2%
3	Edwards Lifesciences Corp. (a)	236
5	Stryker Corp.	303
5	Zimmer Holdings, Inc. (a)	335

		874

	Life Sciences Tools & Services — 0.4%
7	Agilent Technologies, Inc. (a)	341

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Pharmaceuticals — 2.1%
21	Eli Lilly & Co.	762
5	Forest Laboratories, Inc. (a)	161
10	Johnson & Johnson	680

		1,603

	Total Health Care	3,094

	Industrials — 12.2%
	Aerospace & Defense — 3.8%
11	Boeing Co. (The)	882
21	Lockheed Martin Corp.	1,641
8	Raytheon Co.	365

		2,888

	Air Freight & Logistics — 1.5%
6	FedEx Corp.	579
7	United Parcel Service, Inc., Class B	531

		1,110

	Electrical Equipment — 0.7%
6	Rockwell Automation, Inc.	554

	Machinery — 4.4%
4	Caterpillar, Inc.	463
17	Dover Corp.	1,155
19	Eaton Corp.	1,037
14	Ingersoll-Rand plc, (Ireland)	687

		3,342

	Road & Rail — 1.4%
19	Heartland Express, Inc.	331
14	Knight Transportation, Inc.	248
19	Werner Enterprises, Inc.	484

		1,063

	Trading Companies & Distributors — 0.4%
2	W.W. Grainger, Inc.	332

	Total Industrials	9,289

	Information Technology — 11.5%
	Communications Equipment — 1.1%
8	JDS Uniphase Corp. (a)	158
7	Motorola Solutions, Inc. (a)	329
37	Nokia OYJ, (Finland), ADR	346

		833

	Computers & Peripherals — 0.6%
11	Hewlett-Packard Co.	444

	Internet Software & Services — 0.7%
3	AOL, Inc. (a)	56

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet Software & Services — Continued
9		eBay, Inc. (a)	303
—	(h)	Google, Inc., Class A (a)	212

			571

		IT Services — 0.9%
3		Automatic Data Processing, Inc.	180
8		Paychex, Inc.	277
14		SAIC, Inc. (a)	238

			695

		Semiconductors & Semiconductor Equipment — 7.4%
35		Cypress Semiconductor Corp. (a)	769
31		Intel Corp.	713
40		Linear Technology Corp.	1,397
43		Microchip Technology, Inc.	1,751
32		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	429
15		Texas Instruments, Inc.	526

			5,585

		Software — 0.8%
22		Electronic Arts, Inc. (a)	450
44		THQ, Inc. (a)	179

			629

		Total Information Technology	8,757

		Materials — 5.1%
		Chemicals — 3.1%
7		Nalco Holding Co.	216
9		OM Group, Inc. (a)	309
11		Praxair, Inc.	1,193
16		Valspar Corp.	631

			2,349

		Metals & Mining — 2.0%
24		AK Steel Holding Corp.	393
3		Cliffs Natural Resources, Inc.	243
7		Nucor Corp.	323
7		United States Steel Corp.	342
7		Vale S.A., (Brazil), ADR	242

			1,543

		Total Materials	3,892

		Telecommunication Services — 2.0%
		Diversified Telecommunication Services — 1.3%
31		AT&T, Inc.	969

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Wireless Telecommunication Services — 0.7%
14	SBA Communications Corp., Class A (a)	535

	Total Telecommunication Services	1,504

	Utilities — 8.3%
	Electric Utilities — 3.2%
19	American Electric Power Co., Inc.	686
22	Edison International	879
13	Entergy Corp.	887

		2,452

	Independent Power Producers & Energy Traders — 0.6%
21	NRG Energy, Inc. (a)	499

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 3.9%
20	Consolidated Edison, Inc.	1,030
19	Dominion Resources, Inc.	875
33	Wisconsin Energy Corp.	1,029

		2,934

	Water Utilities — 0.6%
20	Aqua America, Inc.	441

	Total Utilities	6,326

	Total Short Positions (Proceeds $55,684)	$62,609

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.8% (j)
	Common Stocks — 93.5%
	Consumer Discretionary — 11.2%
	Auto Components — 0.9%
322	Johnson Controls, Inc.	13,203

	Automobiles — 0.8%
335	General Motors Co. (a)	10,760

	Hotels, Restaurants & Leisure — 0.2%
91	Carnival Corp.	3,480

	Household Durables — 0.5%
105	Lennar Corp., Class A	1,984
8	NVR, Inc. (a)	5,549

		7,533

	Internet & Catalog Retail — 1.7%
121	Amazon.com, Inc. (a)	23,806

	Media — 6.2%
442	CBS Corp., Class B	11,147
105	Discovery Communications, Inc., Class A (a)	4,648
562	Gannett Co., Inc.	8,459
1,142	Time Warner, Inc.	43,229
446	Walt Disney Co. (The)	19,218

		86,701

	Specialty Retail — 0.7%
24	AutoZone, Inc. (a)	6,721
122	Staples, Inc.	2,570

		9,291

	Textiles, Apparel & Luxury Goods — 0.2%
45	Coach, Inc.	2,673

	Total Consumer Discretionary	157,447

	Consumer Staples — 9.3%
	Beverages — 2.4%
301	Coca-Cola Co. (The)	20,326
117	Dr. Pepper Snapple Group, Inc.	4,578
131	PepsiCo, Inc.	9,011

		33,915

	Food & Staples Retailing — 0.2%
139	Kroger Co. (The)	3,387

	Food Products — 3.5%
169	Archer-Daniels-Midland Co.	6,271
324	Campbell Soup Co.	10,893
358	ConAgra Foods, Inc.	8,758
524	General Mills, Inc.	20,208
53	Kellogg Co.	3,053

		49,183

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 3.2%
332	Colgate-Palmolive Co.	28,038
88	Kimberly-Clark Corp.	5,780
161	Procter & Gamble Co. (The)	10,449

		44,267

	Total Consumer Staples	130,752

	Energy — 2.8%
	Energy Equipment & Services — 0.6%
86	Cameron International Corp. (a)	4,539
42	Schlumberger Ltd.	3,734

		8,273

	Oil, Gas & Consumable Fuels — 2.2%
35	Chevron Corp.	3,874
65	Devon Energy Corp.	5,906
78	EOG Resources, Inc.	8,767
81	Occidental Petroleum Corp.	9,272
66	Southwestern Energy Co. (a)	2,877

		30,696

	Total Energy	38,969

	Financials — 21.1%
	Capital Markets — 1.7%
57	Goldman Sachs Group, Inc. (The)	8,585
220	Invesco Ltd.	5,459
150	Morgan Stanley	3,912
114	State Street Corp.	5,283

		23,239

	Commercial Banks — 2.0%
369	Fifth Third Bancorp	4,899
1,227	Popular, Inc. (a)	3,865
410	Regions Financial Corp.	3,008
46	SVB Financial Group (a)	2,793
302	Wells Fargo & Co.	8,788
177	Zions Bancorp	4,330

		27,683

	Diversified Financial Services — 0.8%
562	Bank of America Corp.	6,897
1,109	Citigroup, Inc. (a)	5,092

		11,989

	Insurance — 6.8%
422	ACE Ltd., (Switzerland)	28,383
139	Aflac, Inc.	7,833
93	Everest Re Group Ltd., (Bermuda)	8,456
387	MetLife, Inc.	18,094

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Insurance — Continued
29	PartnerRe Ltd., (Bermuda)	2,314
341	Prudential Financial, Inc.	21,645
43	RenaissanceRe Holdings Ltd., (Bermuda)	2,999
211	XL Group plc, (Ireland)	5,150

		94,874

	Real Estate Investment Trusts (REITs) — 9.8%
92	Alexandria Real Estate Equities, Inc.	7,540
115	Apartment Investment & Management Co., Class A	3,092
37	AvalonBay Communities, Inc.	4,634
176	Boston Properties, Inc.	18,387
102	Camden Property Trust	6,426
103	Colonial Properties Trust	2,182
1,800	DCT Industrial Trust, Inc.	10,457
702	Developers Diversified Realty Corp.	10,347
233	Digital Realty Trust, Inc.	14,035
360	DuPont Fabros Technology, Inc.	8,806
794	Education Realty Trust, Inc.	6,760
186	General Growth Properties, Inc.	3,111
363	HCP, Inc.	14,374
395	Regency Centers Corp.	18,570
381	Senior Housing Properties Trust	9,025

		137,746

	Total Financials	295,531

	Health Care — 5.7%
	Biotechnology — 2.2%
85	Biogen Idec, Inc. (a)	8,314
235	Celgene Corp. (a)	13,815
205	Dendreon Corp. (a)	8,886

		31,015

	Health Care Equipment & Supplies — 1.7%
106	Baxter International, Inc.	6,054
70	Becton, Dickinson & Co.	6,042
206	Covidien plc, (Ireland)	11,480

		23,576

	Pharmaceuticals — 1.8%
284	Abbott Laboratories	14,756
248	Merck & Co., Inc.	8,903
77	Mylan, Inc. (a)	1,929

		25,588

	Total Health Care	80,179

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 12.9%
	Aerospace & Defense — 3.1%
161	Honeywell International, Inc.	9,877
28	Huntington Ingalls Industries, Inc. (a)	1,139
101	Northrop Grumman Corp.	6,402
291	United Technologies Corp.	26,054

		43,472

	Construction & Engineering — 1.0%
195	Fluor Corp.	13,659

	Industrial Conglomerates — 2.2%
98	3M Co.	9,517
442	Tyco International Ltd., (Switzerland)	21,538

		31,055

	Machinery — 1.9%
497	PACCAR, Inc.	26,414

	Road & Rail — 4.7%
432	CSX Corp.	34,022
188	Norfolk Southern Corp.	14,018
178	Union Pacific Corp.	18,376

		66,416

	Total Industrials	181,016

	Information Technology — 13.2%
	Communications Equipment — 1.7%
437	Cisco Systems, Inc.	7,672
275	Juniper Networks, Inc. (a)	10,543
213	Motorola Mobility Holdings, Inc. (a)	5,558

		23,773

	Computers & Peripherals — 1.8%
37	Apple, Inc. (a)	13,024
241	SanDisk Corp. (a)	11,850

		24,874

	Electronic Equipment, Instruments & Components — 0.6%
217	Corning, Inc.	4,542
124	TE Connectivity Ltd., (Switzerland)	4,438

		8,980

	IT Services — 1.4%
150	Cognizant Technology Solutions Corp., Class A (a)	12,435
239	Genpact Ltd., (Bermuda) (a)	3,849
69	VeriFone Systems, Inc. (a)	3,766

		20,050

	Semiconductors & Semiconductor Equipment — 6.6%
425	Analog Devices, Inc.	17,140
205	Applied Materials, Inc.	3,223

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Semiconductors & Semiconductor Equipment — Continued
359	Broadcom Corp., Class A (a)	12,612
462	Intersil Corp., Class A	6,822
133	Lam Research Corp. (a)	6,420
371	LSI Corp. (a)	2,720
711	Marvell Technology Group Ltd., (Bermuda) (a)	10,975
180	Novellus Systems, Inc. (a)	5,784
369	NVIDIA Corp. (a)	7,374
542	Xilinx, Inc.	18,903

		91,973

	Software — 1.1%
189	Adobe Systems, Inc. (a)	6,338
57	Citrix Systems, Inc. (a)	4,765
153	Microsoft Corp.	3,972

		15,075

	Total Information Technology	184,725

	Materials — 7.7%
	Chemicals — 6.0%
241	Air Products & Chemicals, Inc.	23,040
399	Dow Chemical Co. (The)	16,375
596	E.l. du Pont de Nemours & Co.	33,834
209	Georgia Gulf Corp. (a)	8,244
53	Westlake Chemical Corp.	3,447

		84,940

	Containers & Packaging — 0.3%
110	Crown Holdings, Inc. (a)	4,117

	Metals & Mining — 1.4%
817	Alcoa, Inc.	13,889
97	Freeport-McMoRan Copper & Gold, Inc.	5,338

		19,227

	Total Materials	108,284

	Telecommunication Services — 2.6%
	Diversified Telecommunication Services — 0.9%
348	Verizon Communications, Inc.	13,139

	Wireless Telecommunication Services — 1.7%
87	American Tower Corp., Class A (a)	4,551
3,586	Sprint Nextel Corp. (a)	18,577

		23,128

	Total Telecommunication Services	36,267

	Utilities — 7.0%
	Electric Utilities — 4.0%
194	FirstEnergy Corp.	7,744
304	NextEra Energy, Inc.	17,169

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
339	Northeast Utilities	12,068
1,212	NV Energy, Inc.	18,413

		55,394

	Independent Power Producers & Energy Traders — 0.5%
211	Constellation Energy Group, Inc.	7,696

	Multi-Utilities — 1.7%
175	PG&E Corp.	8,064
140	Public Service Enterprise Group, Inc.	4,517
205	Sempra Energy	11,301

		23,882

	Water Utilities — 0.8%
376	American Water Works Co., Inc.	11,032
	Total Utilities	98,004

	Total Common Stocks (Cost $1,067,635)	1,311,174

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
2,115	U.S. Treasury Note, 1.125%, 06/30/11 (k) (Cost $2,118)	2,119

SHARES
	Short-Term Investment — 6.1%
	Investment Company — 6.1%
85,998	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $85,998)	85,998

	Total Investments — 99.8% (Cost $1,155,751)	1,399,291
	Other Assets in Excess of Liabilities — 0.2%	3,460

	NET ASSETS — 100.0%	$1,402,751

Short Positions — 93.1%
	Common Stocks — 93.1%
	Consumer Discretionary — 8.0%
	Automobiles — 0.6%
504	Ford Motor Co. (a)	7,795

	Hotels, Restaurants & Leisure — 1.2%
175	Choice Hotels International, Inc.	6,527
185	Starwood Hotels & Resorts Worldwide, Inc.	11,044

		17,571

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Household Durables — 0.4%
86	MDC Holdings, Inc.	2,522
144	Ryland Group, Inc.	2,493

		5,015

	Internet & Catalog Retail — 0.2%
14	NetFlix, Inc. (a)	3,164

	Media — 5.6%
767	New York Times Co. (The), Class A (a)	6,235
1,012	News Corp., Class B	19,125
214	Omnicom Group, Inc.	10,519
220	Scripps Networks Interactive, Inc., Class A	11,292
131	Time Warner Cable, Inc.	10,214
183	Viacom, Inc., Class B	9,347
28	Washington Post Co. (The), Class B	12,353

		79,085

	Total Consumer Discretionary	112,630

	Consumer Staples — 9.2%
	Food & Staples Retailing — 0.8%
117	Wal-Mart Stores, Inc.	6,427
74	Whole Foods Market, Inc.	4,644

		11,071

	Food Products — 2.0%
423	Hershey Co. (The)	24,409
66	Mead Johnson Nutrition Co.	4,387

		28,796

	Household Products — 2.1%
137	Church & Dwight Co., Inc.	11,308
255	Clorox Co.	17,756

		29,064

	Personal Products — 1.3%
192	Estee Lauder Cos., Inc. (The), Class A	18,628

	Tobacco — 3.0%
737	Altria Group, Inc.	19,779
39	Lorillard, Inc.	4,164
262	Philip Morris International, Inc.	18,200

		42,143

	Total Consumer Staples	129,702

	Energy — 4.2%
	Energy Equipment & Services — 2.4%
66	Diamond Offshore Drilling, Inc.	5,007
510	Tenaris S.A., (Luxembourg), ADR	25,908
143	Weatherford International Ltd., (Switzerland) (a)	3,095

		34,010

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 1.8%
100	ConocoPhillips	7,854
401	Denbury Resources, Inc. (a)	9,055
39	Encana Corp., (Canada)	1,297
31	EQT Corp.	1,620
63	Sunoco, Inc.	2,688
86	Tesoro Corp. (a)	2,340

		24,854

	Total Energy	58,864

	Financials — 21.3%
	Capital Markets — 2.1%
85	Ameriprise Financial, Inc.	5,288
396	Federated Investors, Inc., Class B	10,197
36	Franklin Resources, Inc.	4,635
83	Northern Trust Corp.	4,164
81	T. Rowe Price Group, Inc.	5,224

		29,508

	Commercial Banks — 2.9%
166	Bank of Hawaii Corp.	8,114
67	Commerce Bancshares, Inc.	2,850
123	Cullen/Frost Bankers, Inc.	7,275
401	KeyCorp	3,478
222	UMB Financial Corp.	9,363
602	Valley National Bancorp	8,619

		39,699

	Insurance — 6.4%
95	American International Group, Inc. (a)	2,955
237	AON Corp.	12,385
144	Chubb Corp.	9,355
115	Hartford Financial Services Group, Inc.	3,329
183	Lincoln National Corp.	5,699
367	Principal Financial Group, Inc.	12,386
586	Progressive Corp. (The)	12,866
198	Travelers Cos., Inc. (The)	12,529
569	W.R. Berkley Corp.	18,549

		90,053

	Real Estate Investment Trusts (REITs) — 9.9%
306	BioMed Realty Trust, Inc.	6,075
8	CBL & Associates Properties, Inc.	139
292	Douglas Emmett, Inc.	6,085
522	Duke Realty Corp.	7,962
376	Equity One, Inc.	7,442
800	Extra Space Storage, Inc.	17,315
178	Federal Realty Investment Trust	15,594
395	Highwoods Properties, Inc.	14,579

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Real Estate Investment Trusts (REITs) — Continued
471	Kimco Realty Corp.	9,203
204	National Retail Properties, Inc.	5,368
167	Post Properties, Inc.	6,800
223	Realty Income Corp.	7,942
160	SL Green Realty Corp.	13,213
234	Taubman Centers, Inc.	13,625
686	U-Store-It Trust	7,793

		139,135

	Total Financials	298,395

	Health Care — 6.1%
	Biotechnology — 0.6%
29	Amgen, Inc. (a)	1,672
227	Isis Pharmaceuticals, Inc. (a)	2,130
16	Regeneron Pharmaceuticals, Inc. (a)	797
67	Vertex Pharmaceuticals, Inc. (a)	3,697

		8,296

	Health Care Equipment & Supplies — 1.2%
51	Edwards Lifesciences Corp. (a)	4,412
96	Stryker Corp.	5,676
96	Zimmer Holdings, Inc. (a)	6,277

		16,365

	Life Sciences Tools & Services — 0.5%
158	Agilent Technologies, Inc. (a)	7,906

	Pharmaceuticals — 3.8%
737	Eli Lilly & Co.	27,285
121	Forest Laboratories, Inc. (a)	3,999
338	Johnson & Johnson	22,217

		53,501

	Total Health Care	86,068

	Industrials — 13.0%
	Aerospace & Defense — 3.9%
218	Boeing Co. (The)	17,352
376	Lockheed Martin Corp.	29,822
151	Raytheon Co.	7,348

		54,522

	Air Freight & Logistics — 1.5%
112	FedEx Corp.	10,696
142	United Parcel Service, Inc., Class B	10,608

		21,304

	Electrical Equipment — 0.7%
117	Rockwell Automation, Inc.	10,177

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 0.5%
339	General Electric Co.	6,939

	Machinery — 4.3%
95	Caterpillar, Inc.	10,941
267	Dover Corp.	18,194
326	Eaton Corp.	17,445
264	Ingersoll-Rand plc, (Ireland)	13,312

		59,892

	Road & Rail — 2.1%
729	Heartland Express, Inc.	12,567
374	Knight Transportation, Inc.	6,738
368	Werner Enterprises, Inc.	9,640

		28,945

	Total Industrials	181,779

	Information Technology — 15.1%
	Communications Equipment — 1.4%
172	Ciena Corp. (a)	4,866
147	JDS Uniphase Corp. (a)	3,063
128	Motorola Solutions, Inc. (a)	5,883
722	Nokia OYJ, (Finland), ADR	6,663

		20,475

	Computers & Peripherals — 1.1%
548	Dell, Inc. (a)	8,499
160	Hewlett-Packard Co.	6,443

		14,942

	Internet Software & Services — 1.3%
102	AOL, Inc. (a)	2,071
108	eBay, Inc. (a)	3,701
17	Google, Inc., Class A (a)	9,467
169	Yahoo!, Inc. (a)	2,991

		18,230

	IT Services — 2.6%
225	Automatic Data Processing, Inc.	12,223
86	International Business Machines Corp.	14,585
190	Paychex, Inc.	6,218
226	SAIC, Inc. (a)	3,925

		36,951

	Semiconductors & Semiconductor Equipment — 7.7%
261	Atmel Corp. (a)	3,992
643	Cypress Semiconductor Corp. (a)	13,996
729	Intel Corp.	16,910
714	Linear Technology Corp.	24,838
634	Microchip Technology, Inc.	26,003

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Semiconductors & Semiconductor Equipment — Continued
569	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	7,681
406	Texas Instruments, Inc.	14,418

		107,838

	Software — 1.0%
514	Electronic Arts, Inc. (a)	10,364
882	THQ, Inc. (a)	3,564

		13,928

	Total Information Technology	212,364

	Materials — 7.2%
	Chemicals — 5.1%
39	Ecolab, Inc.	2,068
165	Nalco Holding Co.	4,823
256	OM Group, Inc. (a)	9,266
305	Praxair, Inc.	32,479
93	Sherwin-Williams Co. (The)	7,612
398	Valspar Corp.	15,637

		71,885

	Metals & Mining — 2.0%
448	AK Steel Holding Corp.	7,287
40	Cliffs Natural Resources, Inc.	3,711
109	Nucor Corp.	5,121
162	U. S. Steel Corp.	7,734
112	Vale S.A., (Brazil), ADR	3,737

		27,590

	Paper & Forest Products — 0.1%
44	International Paper Co.	1,344

	Total Materials	100,819

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 2.0%
	Diversified Telecommunication Services — 1.7%
743	AT&T, Inc.	23,135

	Wireless Telecommunication Services — 0.3%
112	SBA Communications Corp., Class A (a)	4,311

	Total Telecommunication Services	27,446

	Utilities — 7.0%
	Electric Utilities — 2.5%
195	American Electric Power Co., Inc.	7,113
353	Edison International	13,858
155	Entergy Corp.	10,779
72	Exelon Corp.	3,014

		34,764

	Independent Power Producers & Energy Traders — 0.5%
304	NRG Energy, Inc. (a)	7,362

	Multi-Utilities — 3.3%
311	Consolidated Edison, Inc.	16,183
333	Dominion Resources, Inc.	15,435
457	Wisconsin Energy Corp.	14,254

		45,872

	Water Utilities — 0.7%
432	Aqua America, Inc.	9,748

	Total Utilities	97,746

	Total Short Positions (Proceeds $1,146,700)	$1,305,813

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(56)	E-mini S&P 500	06/17/11	$(3,807)	$1

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	21

JPMorgan Research Market Neutral Fund

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of April 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	Research Equity Long/Short Fund		Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$78,457		$1,313,293
Investments in affiliates, at value	61		85,998

Total investment securities, at value	78,518		1,399,291
Deposits at broker for securities sold short	60,713		1,321,036
Receivables:
Investment securities sold	1,067		26,587
Fund shares sold	263		4,136
Interest and dividends	85		1,259
Variation margin on futures contracts	—		10

Total Assets	140,646		2,752,319

LIABILITIES:
Payables:
Securities sold short, at value	62,609		1,305,813
Dividends for securities sold short	57		1,149
Investment securities purchased	971		30,284
Fund shares redeemed	780		10,818
Accrued liabilities:
Investment advisory fees	58		952
Administration fees	6		95
Shareholder servicing fees	13		185
Distribution fees	15		73
Custodian and accounting fees	29		57
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1
Other	150		141

Total Liabilities	64,688		1,349,568

Net Assets	$75,958		$1,402,751

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

	Research Equity Long/Short Fund	Research Market Neutral Fund
NET ASSETS:
Paid in capital	$74,438	$1,411,377
Accumulated net investment loss	(829)	(14,112)
Accumulated net realized gains (losses)	(598)	(78,942)
Net unrealized appreciation (depreciation)	2,947	84,428

Total Net Assets	$75,958	$1,402,751

NET Assets:
Class A	$69,407	$260,577
Class B	—	1,972
Class C	439	28,693
Class R5	52	—
Institutional Class	—	542,195
Select Class	6,060	569,314

Total	$75,958	$1,402,751

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,473	17,435
Class B	—	136
Class C	28	1,977
Class R5	3	—
Institutional Class	—	35,309
Select Class	390	37,224

Net Asset Value:
Class A — Redemption price per share	$15.52	$14.95
Class B — Offering price per share (a)	—	14.51
Class C — Offering price per share (b)	15.44	14.51
Class R5 — Offering and redemption price per share	15.58	—
Institutional Class — Offering and redemption price per share	—	15.36
Select Class — Offering and redemption price per share	15.55	15.29
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.38	$15.78

Cost of investments in non-affiliates	$68,585	$1,069,753
Cost of investments in affiliates	61	85,998
Proceeds from securities sold short	55,684	1,146,700

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

	Research Equity Long/Short Fund		Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$3
Dividend income from non-affiliates	853		13,121
Dividend income from affiliates	—	(a)	48
Other income	—		1

Total investment income	853		13,173

EXPENSES:
Investment advisory fees	499		9,054
Administration fees	36		648
Distribution fees:
Class A	92		362
Class B	—		8
Class C	1		98
Shareholder servicing fees:
Class A	92		362
Class B	—		3
Class C	—	(a)	33
Class R5	—	(a)	—
Institutional Class	—		256
Select Class	7		773
Custodian and accounting fees	105		60
Interest expense to affiliates	—	(a)	— (a)
Professional fees	46		36
Trustees’ and Chief Compliance Officer’s fees	—	(a)	7
Printing and mailing costs	17		63
Registration and filing fees	42		87
Transfer agent fees	8		339
Other	2		10
Dividend expense on securities sold short	932		17,739
Interest expense to non-affiliates on securities sold short	58		755

Total expenses	1,937		30,693

Less amounts waived	(255)		(3,413)
Less earnings credits	—	(a)	— (a)

Net expenses	1,682		27,280

Net investment income (loss)	(829)		(14,107)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,109		108,361
Futures	—		28
Securities sold short	(4,514)		(122,640)

Net realized gain (loss)	(405)		(14,251)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	7,387		87,624
Futures	—		(2)
Securities sold short	(5,427)		(90,963)

Change in net unrealized appreciation (depreciation)	1,960		(3,341)

Net realized/unrealized gains (losses)	1,555		(17,592)

Change in net assets resulting from operations	$726		$(31,699)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Research Equity Long/Short Fund			Research Market Neutral Fund
	Six Months Ended 4/30/2011 (Unaudited)	Period Ended 10/31/2010 (a)		Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(829)	$(166)		$(14,107)	$(16,578)
Net realized gain (loss)	(405)	99		(14,251)	(45,910)
Change in net unrealized appreciation (depreciation)	1,960	987		(3,341)	67,219

Change in net assets resulting from operations	726	920		(31,699)	4,731

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(121)	—		—	(2,100)
Class B
From net realized gains	—	—		—	(35)
Class C
From net realized gains	— (b)	—		—	(4)
Class R5
From net realized gains	— (b)	—		—	—
Institutional Class
From net realized gains	—	—		—	(1,627)
Select Class
From net realized gains	(8)	—		—	(275)

Total distributions to shareholders	(129)	—		—	(4,041)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	15,646	58,795		(5,655)	1,135,421

NET ASSETS:
Change in net assets	16,243	59,715		(37,354)	1,136,111
Beginning of period	59,715	—		1,440,105	303,994

End of period	$75,958	$59,715		$1,402,751	$1,440,105

Accumulated undistributed (distributions in excess of) net investment income	$(829)	$—	(b)	$(14,112)	$(5)

(a)	Commencement of operations was May 28, 2010.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Research Equity Long/Short Fund			Research Market Neutral Fund
	Six Months Ended 4/30/2011 (Unaudited)		Period Ended 10/31/2010 (a)	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$41,815		$55,716	$92,415	$399,623
Dividends and distributions reinvested	121		—	—	1,743
Cost of shares redeemed	(27,400)		(2,178)	(161,875)	(241,777)

Change in net assets from Class A capital transactions	$14,536		$53,538	$(69,460)	$159,589

Class B
Proceeds from shares issued	—		—	92	144
Dividends and distributions reinvested	—		—	—	21
Cost of shares redeemed	—		—	(540)	(1,158)

Change in net assets from Class B capital transactions	$—		$—	$(448)	$(993)

Class C
Proceeds from shares issued	291		152	8,086	26,117
Dividends and distributions reinvested	—	(b)	—	—	4
Cost of shares redeemed	(9)		—	(3,846)	(1,080)

Change in net assets from Class C capital transactions	$282		$152	$4,240	$25,041

Class R5
Proceeds from shares issued	—		50	—	—
Dividends and distributions reinvested	—	(b)	—	—	—

Change in net assets from Class R5 capital transactions	$—	(b)	$50	$—	$—

Institutional Class
Proceeds from shares issued	—		—	291,692	570,907
Dividends and distributions reinvested	—		—	—	1,426
Cost of shares redeemed	—		—	(204,138)	(229,133)

Change in net assets from Institutional Class capital transactions	$—		$—	$87,554	$343,200

Select Class
Proceeds from shares issued	3,462		5,055	229,561	676,296
Dividends and distributions reinvested	8		—	—	274
Cost of shares redeemed	(2,642)		—	(257,102)	(67,986)

Change in net assets from Select Class capital transactions	$828		$5,055	$(27,541)	$608,584

Total change in net assets from capital transactions	$15,646		$58,795	$(5,655)	$1,135,421

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

	Research Equity Long/Short Fund			Research Market Neutral Fund
	Six Months Ended 4/30/2011 (Unaudited)		Period Ended 10/31/2010 (a)	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	2,717		3,667	6,131	26,216
Reinvested	8		—	—	114
Redeemed	(1,776)		(143)	(10,735)	(15,932)

Change in Class A Shares	949		3,524	(4,604)	10,398

Class B
Issued	—		—	7	9
Reinvested	—		—	—	2
Redeemed	—		—	(37)	(78)

Change in Class B Shares	—		—	(30)	(67)

Class C
Issued	19		10	553	1,760
Reinvested	—	(b)	—	—	— (b)
Redeemed	(1)		—	(263)	(73)

Change in Class C Shares	18		10	290	1,687

Class R5
Issued	—		3	—	—
Reinvested	—	(b)	—	—	—

Change in Class R5 Shares	—	(b)	3	—	—

Institutional Class
Issued	—		—	18,866	36,574
Reinvested	—		—	—	91
Redeemed	—		—	(13,215)	(14,744)

Change in Institutional Class Shares	—		—	5,651	21,921

Select Class
Issued	224		337	14,876	43,399
Reinvested	1		—	—	18
Redeemed	(172)		—	(16,683)	(4,386)

Change in Select Class Shares	53		337	(1,807)	39,031

(a)	Commencement of operations was May 28, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Total distributions	Net asset value, end of period
Research Equity Long/Short Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$15.41	$(0.16	)(f)	$0.29	$0.13	$(0.02)	$(0.02)	$15.52
May 28, 2010(e) through October 31, 2010	15.00	(0.13	)(f)	0.54	0.41	—	—	15.41

Class C
Six Months Ended April 30, 2011 (Unaudited)	15.38	(0.19	)(f)	0.27	0.08	(0.02)	(0.02)	15.44
May 28, 2010(e) through October 31, 2010	15.00	(0.13	)(f)	0.51	0.38	—	—	15.38

Class R5
Six Months Ended April 30, 2011 (Unaudited)	15.44	(0.13	)(f)	0.29	0.16	(0.02)	(0.02)	15.58
May 28, 2010(e) through October 31, 2010	15.00	(0.08	)(f)	0.52	0.44	—	—	15.44

Select Class
Six Months Ended April 30, 2011 (Unaudited)	15.43	(0.14	)(f)	0.28	0.14	(0.02)	(0.02)	15.55
May 28, 2010(e) through October 31, 2010	15.00	(0.09	)(f)	0.52	0.43	—	—	15.43

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend expense for securities sold short)(d)	Net expenses (excluding dividend expense for securities sold short)(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)		Portfolio turnover rate (excluding short sales)(b)	Portfolio turnover rate (including short sales)(b)

0.87%	$69,407	4.23%	1.75%	(2.09)%	4.87%		2.39%		76%	138%
2.73	54,311	3.73	1.75	(1.96)	5.22	(g)	3.24	(g)	63	313

0.54	439	4.48	2.25	(2.46)	5.03		2.80		76	138
2.53	156	4.03	2.22	(2.08)	7.21	(g)	5.40	(g)	63	313

1.06	52	3.78	1.30	(1.65)	4.41		1.93		76	138
2.93	51	3.16	1.28	(1.31)	7.10	(g)	5.22	(g)	63	313

0.93	6,060	3.95	1.50	(1.87)	4.57		2.12		76	138
2.87	5,197	3.36	1.48	(1.51)	7.27	(g)	5.39	(g)	63	313

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions	Net asset value, end of period
Research Market Neutral Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$15.30	$(0.17	)(f)	$(0.18)	$(0.35)	$—	$—	$—	$—	$14.95
Year Ended October 31, 2010	15.39	(0.31	)(f)	0.37	0.06	—	(0.15)	—	(0.15)	15.30
Year Ended October 31, 2009	13.94	(0.25	)(f)(g)	1.70 (g)	1.45	—	—	—	—	15.39
Year Ended October 31, 2008	14.49	0.10	(f)	(0.49)	(0.39)	(0.13)	—	(0.03)	(0.16)	13.94
Year Ended October 31, 2007	14.01	0.40	(f)	0.70	1.10	(0.62)	—	—	(0.62)	14.49
Year Ended October 31, 2006	13.63	0.36	(f)	0.70	1.06	(0.68)	—	—	(0.68)	14.01

Class B
Six Months Ended April 30, 2011 (Unaudited)	14.89	(0.20	)(f)	(0.18)	(0.38)	—	—	—	—	14.51
Year Ended October 31, 2010	15.05	(0.38	)(f)	0.37	(0.01)	—	(0.15)	—	(0.15)	14.89
Year Ended October 31, 2009	13.71	(0.32	)(f)(g)	1.66 (g)	1.34	—	—	—	—	15.05
Year Ended October 31, 2008	14.27	0.02	(f)	(0.47)	(0.45)	(0.09)	—	(0.02)	(0.11)	13.71
Year Ended October 31, 2007	13.81	0.34	(f)	0.67	1.01	(0.55)	—	—	(0.55)	14.27
Year Ended October 31, 2006	13.45	0.28	(f)	0.70	0.98	(0.62)	—	—	(0.62)	13.81

Class C
Six Months Ended April 30, 2011 (Unaudited)	14.89	(0.20	)(f)	(0.18)	(0.38)	—	—	—	—	14.51
November 2, 2009 (j) through October 31, 2010	15.07	(0.36	)(f)	0.33	(0.03)	—	(0.15)	—	(0.15)	14.89

Institutional Class
Six Months Ended April 30, 2011 (Unaudited)	15.68	(0.13	)(f)	(0.19)	(0.32)	—	—	—	—	15.36
Year Ended October 31, 2010	15.69	(0.23	)(f)	0.37	0.14	—	(0.15)	—	(0.15)	15.68
Year Ended October 31, 2009	14.14	(0.19	)(f)(g)	1.74 (g)	1.55	—	—	—	—	15.69
Year Ended October 31, 2008	14.67	0.18	(f)	(0.50)	(0.32)	(0.17)	—	(0.04)	(0.21)	14.14
Year Ended October 31, 2007	14.18	0.49	(f)	0.68	1.17	(0.68)	—	—	(0.68)	14.67
Year Ended October 31, 2006	13.78	0.41	(f)	0.74	1.15	(0.75)	—	—	(0.75)	14.18

Select Class
Six Months Ended April 30, 2011 (Unaudited)	15.64	(0.15	)(f)	(0.20)	(0.35)	—	—	—	—	15.29
November 2, 2009 (j) through October 31, 2010	15.70	(0.27	)(f)	0.36	0.09	—	(0.15)	—	(0.15)	15.64

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencing with the period ended October 31, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to October 31, 2009, the Fund’s portfolio turnover calculation included short sales.
(f)	Calculated based upon average shares outstanding.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.73 and total return would have been 10.89% for Institutional Class Shares. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Institutional Class Shares. The impact on net investment income (loss) per share, net realized and unrealized gains (losses) on investments per share, total return and the net investment income (loss) ratio was less than $0.01, $0.01, 0.01% and 0.01%, respectively for Class A and Class B Shares.
(h)	Includes interest expense (except interest expense on securities sold short) of 0.03%.
(i)	Includes interest expense (except interest expense on securities sold short) of 0.01%.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend expense for securities sold short) (d)		Net expenses (excluding dividend expense for securities sold short) (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

(2.29)%	$260,577	4.10%		1.49%		(2.25)%		4.54%	1.93%	59%	128%
0.42	337,177	3.75		1.48		(2.02)		4.22	1.95	182	473
10.40 (g)	179,117	3.75	(h)	1.52	(h)	(1.66	)(g)	4.33	2.10	218	558
(2.72)	16,147	3.57	(i)	1.51	(i)	0.73		4.43	2.37	—	517
8.02	12,603	3.67	(i)	1.51	(i)	2.81		4.68	2.52	—	387
8.02	3,630	3.70		1.50		2.62		4.85	2.65	—	476

(2.55)	1,972	4.61		1.99		(2.76)		5.04	2.42	59	128
(0.04)	2,479	4.35		1.98		(2.57)		4.82	2.45	182	473
9.77 (g)	3,512	4.25	(h)	2.02	(h)	(2.21	)(g)	4.87	2.64	218	558
(3.18)	840	4.07	(i)	2.01	(i)	0.15		4.93	2.87	—	517
7.46	572	4.17	(i)	2.01	(i)	2.41		5.23	3.07	—	387
7.49	368	4.20		2.00		2.04		5.35	3.15	—	476

(2.55)	28,693	4.51		1.99		(2.70)		4.95	2.43	59	128
(0.17)	25,121	4.11		1.99		(2.46)		4.57	2.45	182	473

(2.04)	542,195	3.50		0.99		(1.70)		4.03	1.52	59	128
0.93	465,026	3.20		0.98		(1.49)		3.77	1.55	182	473
10.96 (g)	121,365	3.25	(h)	1.02	(h)	(1.21	)(g)	3.95	1.72	218	558
(2.20)	19,158	3.07	(i)	1.01	(i)	1.25		4.00	1.94	—	517
8.44	29,113	3.17	(i)	1.01	(i)	3.36		4.32	2.16	—	387
8.60	14,737	3.20		1.00		2.97		4.17	1.97	—	476

(2.24)	569,314	3.80		1.24		(1.98)		4.23	1.67	59	128
0.60	610,302	3.34		1.23		(1.73)		3.81	1.70	182	473

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Research Equity Long/Short Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Research Market Neutral Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

Effective February 28, 2010, the Market Neutral Fund was renamed the Research Market Neutral Fund with the approval of the Board of Trustees.

The Research Equity Long/Short Fund commenced operations on May 28, 2010. Prior to June 10, 2010, Class A, Class C, Class R5 and Select Class Shares were not publicly offered for investment.

Class C and Select Class Shares of the Research Market Neutral Fund commenced operations on November 2, 2009.

Effective November 1, 2009, Class B Shares of the Research Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

34	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Research Equity Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$78,518	$—	$—	$78,518

Total Liabilities ##	$(60,824)	$(1,785)	$—	$(62,609)

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ###	$1,397,172	$2,119	$—	$1,399,291

Total Liabilities ####	$(1,261,824)	$(43,989)	$—	$(1,305,813)

Appreciation in Other Financial Instruments
Futures Contracts	$1	$—	$—	$1

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of the portfolio holdings.
##	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of three ADRs, the reported value of which is an evaluated price. Please refer to the SOIs for industry specifics of the portfolio holdings.
###	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures contracts collateral. Please refer to the SOIs for industry specifics of the portfolio holdings.
####	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of four ADRs, the reported value of which is an evaluated price. Please refer to the SOIs for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2011.

B. Futures Contracts — The Research Market Neutral Fund uses index futures contracts to actively manage the long and short equity exposures in the portfolio. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Research Market Neutral Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the six months ended April 30, 2011 (amounts in thousands):

Futures Contracts:

Research Market Neutral Fund
Average Notional Balance Long	$5,573
Average Notional Balance Short	4,465
Ending Notional Balance Long	—
Ending Notional Balance Short	3,807

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, a Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the security declines between those dates.

As of April 30, 2011, the Funds had outstanding short sales as listed on their SOIs.

D. Offering and Organization Costs — Offering costs (Registration and filing fees) paid in connection with the offering of shares of the Research Equity Long/Short Fund are amortized on a straight line basis up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time it commenced operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or

36	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually on the Research Equity Long/Short Fund, and are declared and paid quarterly on the Research Market Neutral Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.25% of each Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2011, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Funds shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Research Equity Long/Short Fund	0.25%	n/a	0.75%
Research Market Neutral Fund	0.25	0.75%	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Research Equity Long/Short Fund	$1	$—
Research Market Neutral Fund	12	3

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	0.25%	n/a	0.25%	0.05%	n/a	0.25%
Research Market Neutral Fund	0.25	0.25%	0.25	n/a	0.10%	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by the Funds, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	1.75%	n/a	2.25%	1.30%	n/a	1.50%
Research Market Neutral Fund	1.50	2.00%	2.00	n/a	1.00%	1.25

The contractual expense limitation agreements were in effect for the six months ended April 30, 2011. The expense limitation percentages in the table above are in place until at least February 29, 2012.

For the six months ended April 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Research Equity Long/Short Fund	$232	$3	$20	$255
Research Market Neutral Fund	3,007	54	256	3,317

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended April 30, 2011 was as follows (amounts in thousands):

Research Equity Long/Short Fund	$—
Research Market Neutral Fund	96

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2011, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Research Equity Long/Short Fund	$70,367	$64,144	$51,769	$47,442
Research Market Neutral Fund	1,743,464	1,720,404	740,800	945,866

38	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

During the six months ended April 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Research Equity Long/Short Fund	$68,646	$10,296	$424	$9,872
Research Market Neutral Fund	1,155,751	248,106	4,566	243,540

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Funds’ borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Funds’ borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2011, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Research Market Neutral Fund, which collectively represent a significant portion of the Fund’s assets.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate 13% of the net assets of the Research Market Neutral Fund.

Additionally, Research Equity Long/Short Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Fund’s performance.

As of April 30, 2011, the Research Equity Long/Short Fund pledged substantially all of its assets for securities sold short to BNP Paribas and the Research Market Neutral Fund pledged substantially all of its assets for securities sold short to Goldman Sachs & Co. For the Research Equity Long/Short Fund and the Research Market Neutral Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas or Goldman Sachs & Co., respectively.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	39

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2010, and continued to hold your shares at the end of the reporting period, April 30, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011*	Annualized Expense Ratio
Research Equity Long/Short Fund
Class A
Actual	$1,000.00	$1,008.70	$21.07	4.23%
Hypothetical	1,000.00	1,003.82	21.02	4.23
Class C
Actual	1,000.00	1,005.40	22.28	4.48
Hypothetical	1,000.00	1,002.58	22.24	4.48
Class R5
Actual	1,000.00	1,010.60	18.84	3.78
Hypothetical	1,000.00	1,006.05	18.80	3.78
Select Class
Actual	1,000.00	1,009.30	19.68	3.95
Hypothetical	1,000.00	1,005.21	19.64	3.95

Research Market Neutral Fund
Class A
Actual	1,000.00	977.10	20.10	4.10
Hypothetical	1,000.00	1,004.46	20.38	4.10
Class B
Actual	1,000.00	974.50	22.57	4.61
Hypothetical	1,000.00	1,001.93	22.88	4.61
Class C
Actual	1,000.00	974.50	22.08	4.51
Hypothetical	1,000.00	1,002.43	22.39	4.51
Institutional Class
Actual	1,000.00	979.60	17.18	3.50
Hypothetical	1,000.00	1,007.44	17.42	3.50
Select Class
Actual	1,000.00	977.60	18.63	3.80
Hypothetical	1,000.00	1,005.95	18.90	3.80

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

40	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011 All rights reserved. April 2011.	SAN-SPEC-411

Semi-Annual Report

Highbridge Funds

April 30, 2011 (Unaudited)

Highbridge Statistical Market Neutral Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 18, 2011 (Unaudited)

Dear Shareholder:

Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.

In late summer of 2010, concerns over deflation and whether the economy might double-dip and head back into recession generated uncertainty about the sustainability of the recovery among investors. In response to these risks, the Federal Reserve (the “Fed”) implemented monetary stimulus in the form of a second round of quantitative easing (“QE2”).

“Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.”

Today, concerns about inflation and the risks associated with higher interest rates have replaced deflationary worries, and a host of geopolitical disruptions — such as the sovereign debt problems in Europe and higher oil prices triggered by tensions in the Middle East — are casting new uncertainties about the sustainability of economic growth.

Despite these headwinds, the U.S. equity markets have held up well. At the end of Q42010, for example, investors responded warmly to QE2 and a continued rebound in corporate profits by sending the Standard & Poor’s 500 Index (“S&P500”) on an impressive rally that produced the second year of double-digit returns. Although the markets suffered a setback following the devastating earthquake and tsunami in Japan during March, stocks recovered quickly as investors demonstrated their willingness to embrace riskier assets such as commodities, as well as small cap and international stocks.

Despite the potential impact of geopolitical risks and other crises on future growth, we are encouraged by some meaningful signs of economic health such as strong corporate earnings and reduced debt-service costs for consumers and corporations.

Investors respond to strong corporate profits

Strong corporate earnings and ongoing monetary and fiscal stimulus helped stocks get off to a strong start in 2011. As of the end of the six-month reporting period ended April 30th, 2011, the S&P500 Index had risen 16.4% to a level of 1,364.

Despite lingering concerns about Europe’s sovereign debt problems, international stocks held up relatively well as investors’ concerns temporarily abated due to successful Spanish, Portuguese and Italian bond issues in the first quarter of 2011. There was also optimism among some investors that Germany would adopt a more flexible stance on the Eurozone rescue fund. As of the end of the six-month reporting period ended April 30th,

2011, the MSCI EAFE Index (Europe, Australasia and the Far East) had risen 12.7%.

Emerging markets, on the other hand, experienced mixed performance. Although China, India, and Brazil have experienced robust economic growth, all three countries are now grappling with rising inflation concerns. The MSCI EM (Emerging Markets) Index returned 9.7% as of the end of the six-month reporting period ending April 30th, 2011.

U.S Treasury yields rise and high yield bonds gain

Improved economic expectations and a U.S. stock market rally have resulted in higher U.S. Treasury yields over the past six months. The yield on the 10-year U.S. Treasury bond rose from 2.6% to 3.3% as of the end of the six-month reporting period ended April 30th, 2011, while yields on the 30-year U.S. Treasury bond climbed from 4.0% to 4.4%, and yields on the 2-year U.S. Treasury bond increased from 0.3% to 0.6% as of the end of the same period.

High yield continued to be the best performing area of the bond market, with the Barclays Capital High Yield Index returning 6.2%, the Barclays Capital U.S. Aggregate Bond Index returning 0.02%, and the Barclays Capital Emerging Markets Index returning 0.03%, during the six-month reporting period.

Protecting portfolios from higher inflation and rate risks

Although inflation still remains low in the U.S., there are signs that inflationary pressures may increase as the economic expansion continues. Additionally, the Fed is set to end its QE2 Treasury bond buying program at the end of June, and possibly begin to raise the federal funds rate by the end of this year. Thus, one of the questions we face: how should investors protect themselves against the risks of inflation and higher long-term rates?

An important message from the first quarter is to have both a balanced view of the world and a balanced portfolio to match. Given the uncertainty in the current environment, we believe the most reasonable approach is to stay balanced and diversified by investing in a variety of asset classes.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

APRIL 30, 2011	HIGHBRIDGE FUNDS	1

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	0.52%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.09%

Net Assets as of 4/30/2011 (In Thousands)	$1,306,594

INVESTMENT OBJECTIVE**

The Highbridge Statistical Market Neutral Fund (the “Fund”) seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks, while neutralizing the general risks associated with stock market investing.

HOW DID THE MARKET PERFORM

Despite political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, stocks in most of the world’s capital markets rallied during the six months ended April 30, 2011. In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended April 30, 2011.

Highbridge Capital Management, LLC (“Highbridge”) used its four diversified forecast themes — fundamental, relative value, event/news and technical/liquidity — to attempt to differentiate between attractive and unattractive stocks during the reporting period.

The Fund’s relative value forecasts sought to identify stocks that appeared to be mispriced relative to their peers. These forecasts contributed positively to the Fund’s return during the reporting period despite the uncertainty surrounding geopolitical risks and natural disasters. In recent prior reporting periods, similar macro events had led market participants to ignore many relative value concepts. We believe that market participants being aware of and acting on the relative valuation of securities was a sign of a return to a more normal market environment and this allowed the Fund’s Relative Value forecasts to better distinguish between attractive and unattractive stocks.

The Fund’s event/news forecasts contributed to the Fund’s performance during the reporting period. This theme attempts to identify and incorporate news or other real time information that may impact stock prices. During the earnings seasons within the reporting period, these forecasts performed well.

The Fund’s fundamental forecasts took a long-term perspective and sought stocks that generate strong cash flows and efficiently use their capital base. Overall, this forecast theme detracted from the Fund’s performance, particularly early in the reporting period when investors disregarded stocks’ reported financial statements, potentially trading on future expectations rather than companies’ past results.

The Fund’s technical forecasts modestly detracted from the Fund’s return during the reporting period. The technical forecasts are based on the idea that stock prices react to and correct short-term imbalances in supply and demand. The technical forecasts attempted to identify opportunities to exploit these short-term imbalances and by providing liquidity to markets (buying or selling stocks) to make a profit.

HOW WAS THE FUND POSITIONED

During the reporting period, Highbridge managed the Fund using its proprietary quantitative investment approach. The Fund focused on stock selection and relied on its four different stock selection themes, which the Fund’s portfolio managers believe should drive stock performance over time. The forecasting component of the process sought to identify equity securities expected to potentially outperform or underperform other equity securities with similar industry and risk characteristics. Highbridge selected the Fund’s holdings by balancing expected returns predicted by its forecasting model against expectations of common market risks and stock-specific risks in the Fund’s portfolio. Highbridge achieved this balance through the use of their proprietary optimization software. The Fund was rebalanced throughout each trading day using a proprietary electronic trading system. The model did not seek to time the market or predict which style would outperform. The Fund invested across mid- and large-cap U.S. stocks and attempted to generate returns based on the relative price movements of the positions in the Fund, and not the direction of the broad market.

2	HIGHBRIDGE FUNDS	APRIL 30, 2011

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Intel Corp.	1.7%
2.	Philip Morris International, Inc.	1.6
3.	Gilead Sciences, Inc.	1.4
4.	PG&E Corp.	1.4
5.	Hewlett-Packard Co.	1.3
6.	Union Pacific Corp.	1.1
7.	Entergy Corp.	1.1
8.	TRW Automotive Holdings Corp.	1.0
9.	Target Corp.	1.0
10.	Apache Corp.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	International Business Machines Corp.	1.6%
2.	Bank of New York Mellon Corp. (The)	1.6
3.	Costco Wholesale Corp.	1.5
4.	Dominion Resources, Inc.	1.5
5.	Kraft Foods, Inc., Class A	1.3
6.	Charles Schwab Corp. (The)	1.2
7.	Chipotle Mexican Grill, Inc.	1.1
8.	Texas Instruments, Inc.	1.1
9.	Urban Outfitters, Inc.	1.0
10.	Allergan, Inc.	0.9

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.3%
Consumer Discretionary	17.7
Industrials	13.3
Financials	10.4
Health Care	10.3
Energy	9.1
Consumer Staples	6.9
Utilities	6.0
Materials	5.7
Telecommunication Services	1.1
Short-Term Investment	0.2

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	18.4%
Consumer Discretionary	17.9
Industrials	12.9
Financials	11.6
Energy	8.9
Consumer Staples	8.3
Health Care	7.8
Utilities	6.4
Materials	6.2
Telecommunication Services	1.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles gener- ally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of April 30, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of April 30, 2011. The Fund’s composition is subject to change.

APRIL 30, 2011	HIGHBRIDGE FUNDS	3

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/05
Without Sales Charge		0.46%	(1.42)%	1.22%	1.53%
With Sales Charge**		(4.80)	(6.60)	0.13	0.53
CLASS C SHARES	11/30/05
Without CDSC		0.20	(1.96)	0.71	1.02
With CDSC***		(0.80)	(2.96)	0.71	1.02
SELECT CLASS SHARES	11/30/05	0.52	(1.22)	1.47	1.78

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/05 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Statistical Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Index from November 30, 2005 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the

Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	HIGHBRIDGE FUNDS	APRIL 30, 2011

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.8% (j)
		Common Stocks — 99.6%
		Consumer Discretionary — 17.6%
		Auto Components — 1.4%
159		American Axle & Manufacturing Holdings, Inc. (a)	2,040
1		Autoliv, Inc., (Sweden)	52
43		Exide Technologies (a)	428
29		Goodyear Tire & Rubber Co. (The) (a)	535
33		Tenneco, Inc. (a)	1,508
237		TRW Automotive Holdings Corp. (a)	13,544

			18,107

		Automobiles — 0.1%
110		Ford Motor Co. (a)	1,697

		Distributors — 0.0% (g)
1		LKQ Corp. (a)	20

		Diversified Consumer Services — 1.2%
26		Apollo Group, Inc., Class A (a)	1,036
14		Career Education Corp. (a)	303
20		Coinstar, Inc. (a)	1,102
25		DeVry, Inc.	1,312
7		Hillenbrand, Inc.	163
97		ITT Educational Services, Inc. (a)	6,959
22		Regis Corp.	379
78		Sotheby’s	3,962

			15,216

		Hotels, Restaurants & Leisure — 2.2%
32		Ameristar Casinos, Inc.	639
39		Bob Evans Farms, Inc.	1,231
42		Brinker International, Inc.	1,023
17		Buffalo Wild Wings, Inc. (a)	1,067
11		CEC Entertainment, Inc.	402
29		Cheesecake Factory, Inc. (The) (a)	842
68		Cracker Barrel Old Country Store, Inc.	3,488
2		Darden Restaurants, Inc.	96
8		DineEquity, Inc. (a)	383
180		Domino’s Pizza, Inc. (a)	3,350
56		International Game Technology	997
21		Jack in the Box, Inc. (a)	425
209		Marriott International, Inc., Class A	7,370
14		McDonald’s Corp.	1,130
—	(h)	Papa John’s International, Inc. (a)	6
58		Penn National Gaming, Inc. (a)	2,337
44		PF Chang’s China Bistro, Inc.	1,751
2		Pinnacle Entertainment, Inc. (a)	26
12		Starbucks Corp.	445

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hotels, Restaurants & Leisure — Continued
18		Texas Roadhouse, Inc.	291
1		Vail Resorts, Inc. (a)	60
69		Wendy’s/Arby’s Group, Inc., Class A	333
—	(h)	WMS Industries, Inc. (a)	8
4		Wyndham Worldwide Corp.	125
3		Wynn Resorts Ltd.	479

			28,304

		Household Durables — 0.6%
103		D.R. Horton, Inc.	1,283
40		Harman International Industries, Inc.	1,918
41		Leggett & Platt, Inc.	1,070
15		Newell Rubbermaid, Inc.	289
14		Pulte Group, Inc. (a)	115
31		Stanley Black & Decker, Inc.	2,228
9		Tempur-Pedic International, Inc. (a)	568
1		Tupperware Brands Corp.	67

			7,538

		Internet & Catalog Retail — 0.1%
64		Expedia, Inc.	1,607
1		HSN, Inc. (a)	47

			1,654

		Leisure Equipment & Products — 0.2%
55		Brunswick Corp.	1,278
28		Hasbro, Inc.	1,303

			2,581

		Media — 2.8%
38		Arbitron, Inc.	1,475
2		Cablevision Systems Corp., Class A	78
18		Cinemark Holdings, Inc.	375
229		Comcast Corp., Class A	6,007
34		DIRECTV, Class A (a)	1,644
58		DISH Network Corp., Class A (a)	1,446
975		Interpublic Group of Cos., Inc. (The)	11,459
18		John Wiley & Sons, Inc., Class A	905
2		Lamar Advertising Co., Class A (a)	75
146		Liberty Global, Inc., Class A (a)	6,809
3		Liberty Global, Inc., Class C (a)	129
79		Live Nation Entertainment, Inc. (a)	876
71		Madison Square Garden, Inc., Class A (a)	1,933
11		National CineMedia, Inc.	184
7		New York Times Co. (The), Class A (a)	53
6		Scripps Networks Interactive, Inc., Class A	305
40		Time Warner Cable, Inc.	3,110

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	5

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Media — Continued
1		Valassis Communications, Inc. (a)	29
5		Viacom, Inc., Class B	241

			37,133

		Multiline Retail — 3.3%
240		Big Lots, Inc. (a)	9,848
127		Dillard’s, Inc., Class A	6,090
43		Dollar Tree, Inc. (a)	2,472
39		Kohl’s Corp.	2,058
429		Macy’s, Inc.	10,246
269		Target Corp.	13,221

			43,935

		Specialty Retail — 4.9%
16		Advance Auto Parts, Inc.	1,075
196		Aeropostale, Inc. (a)	5,012
639		American Eagle Outfitters, Inc.	9,947
80		ANN, Inc. (a)	2,492
3		Ascena Retail Group, Inc. (a)	88
15		Bed Bath & Beyond, Inc. (a)	868
6		Chico’s FAS, Inc.	83
55		Collective Brands, Inc. (a)	1,153
250		Dick’s Sporting Goods, Inc. (a)	10,222
48		Finish Line, Inc. (The), Class A	1,023
3		Gap, Inc. (The)	69
11		Genesco, Inc. (a)	444
26		Guess?, Inc.	1,109
27		Hibbett Sports, Inc. (a)	1,024
74		Jos. A. Bank Clothiers, Inc. (a)	3,886
60		Lowe’s Cos., Inc.	1,562
56		O’Reilly Automotive, Inc. (a)	3,315
88		PetSmart, Inc.	3,732
401		Pier 1 Imports, Inc. (a)	4,887
3		Ross Stores, Inc.	187
11		Sally Beauty Holdings, Inc. (a)	158
170		Select Comfort Corp. (a)	2,694
—	(h)	Staples, Inc.	6
—	(h)	TJX Cos., Inc.	11
1		Ulta Salon Cosmetics & Fragrance, Inc. (a)	78
196		Williams-Sonoma, Inc.	8,487

			63,612

		Textiles, Apparel & Luxury Goods — 0.8%
4		Coach, Inc.	219
1		Columbia Sportswear Co.	88
17		Deckers Outdoor Corp. (a)	1,420
5		G-III Apparel Group Ltd. (a)	226

SHARES		SECURITY DESCRIPTION	VALUE($)

		Textiles, Apparel & Luxury Goods — Continued
92		Jones Group, Inc. (The)	1,257
3		Lululemon Athletica, Inc., (Canada) (a)	284
42		NIKE, Inc., Class B	3,450
3		Polo Ralph Lauren Corp.	379
60		Quiksilver, Inc. (a)	261
—	(h)	Steven Madden Ltd. (a)	16
51		Timberland Co. (The), Class A (a)	2,326
6		V.F. Corp.	629
2		Warnaco Group, Inc. (The) (a)	154

			10,709

		Total Consumer Discretionary	230,506

		Consumer Staples — 6.9%
		Beverages — 0.9%
1		Boston Beer Co., Inc., Class A (a)	101
10		Brown-Forman Corp., Class B	713
190		Coca-Cola Enterprises, Inc.	5,396
—	(h)	Constellation Brands, Inc., Class A (a)	9
123		Dr. Pepper Snapple Group, Inc.	4,810
17		Hansen Natural Corp. (a)	1,105

			12,134

		Food & Staples Retailing — 1.0%
5		BJ’s Wholesale Club, Inc. (a)	241
47		CVS Caremark Corp.	1,697
230		Kroger Co. (The)	5,599
280		SUPERVALU, Inc.	3,152
34		Wal-Mart Stores, Inc.	1,860

			12,549

		Food Products — 2.8%
16		B&G Foods, Inc.	291
12		Campbell Soup Co.	411
403		ConAgra Foods, Inc.	9,853
5		Corn Products International, Inc.	263
37		Dean Foods Co. (a)	417
22		H.J. Heinz Co.	1,139
171		Hershey Co. (The)	9,886
—	(h)	J&J Snack Foods Corp.	5
5		JM Smucker Co. (The)	350
—	(h)	Lancaster Colony Corp.	15
37		Mead Johnson Nutrition Co.	2,486
4		Ralcorp Holdings, Inc. (a)	303
233		Smithfield Foods, Inc. (a)	5,488
4		Tootsie Roll Industries, Inc.	132
315		Tyson Foods, Inc., Class A	6,278

			37,317

SEE NOTES TO FINANCIAL STATEMENTS.

6	HIGHBRIDGE FUNDS	APRIL 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Household Products — 0.5%
—	(h)	Church & Dwight Co., Inc.	19
73		Colgate-Palmolive Co.	6,148

			6,167

		Personal Products — 0.1%
16		Elizabeth Arden, Inc. (a)	489
19		Nu Skin Enterprises, Inc., Class A	610

			1,099

		Tobacco — 1.6%
1		Lorillard, Inc.	105
302		Philip Morris International, Inc.	20,985

			21,090

		Total Consumer Staples	90,356

		Energy — 9.1%
		Energy Equipment & Services — 1.7%
17		Baker Hughes, Inc.	1,278
16		Basic Energy Services, Inc. (a)	481
2		Bristow Group, Inc. (a)	100
103		Complete Production Services, Inc. (a)	3,507
200		Exterran Holdings, Inc. (a)	4,349
19		Global Industries Ltd. (a)	184
44		Helix Energy Solutions Group, Inc. (a)	830
376		ION Geophysical Corp. (a)	4,757
8		National Oilwell Varco, Inc.	629
1		Newpark Resources, Inc. (a)	13
11		Oceaneering International, Inc. (a)	934
8		Oil States International, Inc. (a)	655
97		Parker Drilling Co. (a)	695
66		Patterson-UTI Energy, Inc.	2,054
8		Pioneer Drilling Co. (a)	129
3		Rowan Cos., Inc. (a)	129
28		Superior Energy Services, Inc. (a)	1,078
20		Tetra Technologies, Inc. (a)	292

			22,094

		Oil, Gas & Consumable Fuels — 7.4%
34		Anadarko Petroleum Corp.	2,651
95		Apache Corp.	12,620
209		Arch Coal, Inc.	7,171
61		Bill Barrett Corp. (a)	2,537
118		Chesapeake Energy Corp.	3,970
8		Chevron Corp.	879
28		Clayton Williams Energy, Inc. (a)	2,570
43		CVR Energy, Inc. (a)	953
95		Denbury Resources, Inc. (a)	2,140

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — Continued
1		Devon Energy Corp.	82
2		Goodrich Petroleum Corp. (a)	47
486		Gran Tierra Energy, Inc., (Canada) (a)	3,605
10		Hess Corp.	894
8		Holly Corp.	472
95		International Coal Group, Inc. (a)	1,042
212		Marathon Oil Corp.	11,462
47		Murphy Oil Corp.	3,635
107		Newfield Exploration Co. (a)	7,556
18		Noble Energy, Inc.	1,763
86		Northern Oil & Gas, Inc. (a)	2,038
25		Patriot Coal Corp. (a)	620
12		Petroleum Development Corp. (a)	486
133		QEP Resources, Inc.	5,666
86		Southern Union Co.	2,574
86		Stone Energy Corp. (a)	3,044
17		Swift Energy Co. (a)	669
17		Tesoro Corp. (a)	463
344		Valero Energy Corp.	9,729
125		Venoco, Inc. (a)	2,316
82		Western Refining, Inc. (a)	1,393
33		Whiting Petroleum Corp. (a)	2,275
—	(h)	Williams Cos., Inc. (The)	2

			97,324

		Total Energy	119,418

		Financials — 10.4%
		Capital Markets — 2.3%
5		Affiliated Managers Group, Inc. (a)	510
66		Ameriprise Financial, Inc.	4,082
25		BlackRock, Inc.	4,855
6		Cohen & Steers, Inc.	183
17		Franklin Resources, Inc.	2,186
35		Goldman Sachs Group, Inc. (The)	5,261
170		Janus Capital Group, Inc.	2,071
12		Legg Mason, Inc.	427
245		Morgan Stanley	6,417
3		Piper Jaffray Cos. (a)	92
4		Raymond James Financial, Inc.	139
104		SEI Investments Co.	2,333
4		State Street Corp.	200
11		Stifel Financial Corp. (a)	500
3		T. Rowe Price Group, Inc.	179
1		Waddell & Reed Financial, Inc., Class A	33

			29,468

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	7

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Commercial Banks — 4.0%
31		CapitalSource, Inc.	210
28		City National Corp.	1,586
9		Commerce Bancshares, Inc.	376
7		Cullen/Frost Bankers, Inc.	428
123		East West Bancorp, Inc.	2,608
468		Fifth Third Bancorp	6,204
1		First Citizens BancShares, Inc., Class A	191
1		First Financial Bancorp	15
1		First Midwest Bancorp, Inc.	16
580		Huntington Bancshares, Inc.	3,936
—	(h)	International Bancshares Corp.	7
41		M&T Bank Corp.	3,632
17		MB Financial, Inc.	361
11		National Penn Bancshares, Inc.	93
26		Old National Bancorp	268
5		PacWest Bancorp	118
75		PrivateBancorp, Inc.	1,179
16		Regions Financial Corp.	116
11		Signature Bank (a)	632
43		SunTrust Banks, Inc.	1,215
12		SVB Financial Group (a)	715
84		Texas Capital Bancshares, Inc. (a)	2,176
301		U.S. Bancorp	7,770
4		UMB Financial Corp.	178
72		Umpqua Holdings Corp.	833
68		Valley National Bancorp	971
186		Wells Fargo & Co.	5,428
6		Westamerica Bancorp	304
453		Zions Bancorp	11,082

			52,648

		Consumer Finance — 0.2%
45		Cash America International, Inc.	2,136
8		Ezcorp, Inc., Class A (a)	247
13		First Cash Financial Services, Inc. (a)	526
2		Nelnet, Inc., Class A	40
—	(h)	World Acceptance Corp. (a)	7

			2,956

		Diversified Financial Services — 0.6%
3		CME Group, Inc.	886
45		IntercontinentalExchange, Inc. (a)	5,362
1		MSCI, Inc., Class A (a)	43
11		NASDAQ OMX Group, Inc. (The) (a)	311
10		Portfolio Recovery Associates, Inc. (a)	871

			7,473

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — 2.3%
49		Aflac, Inc.	2,756
4		American Equity Investment Life Holding Co.	50
4		Arthur J. Gallagher & Co.	128
181		Assurant, Inc.	7,170
2		Brown & Brown, Inc.	50
45		CNA Financial Corp.	1,395
31		Erie Indemnity Co., Class A	2,211
2		FBL Financial Group, Inc., Class A	49
126		First American Financial Corp.	1,972
33		Hanover Insurance Group, Inc. (The)	1,374
—	(h)	Harleysville Group, Inc.	3
166		Marsh & McLennan Cos., Inc.	5,021
41		MetLife, Inc.	1,904
35		Progressive Corp. (The)	762
131		Protective Life Corp.	3,535
7		Prudential Financial, Inc.	416
—	(h)	Selective Insurance Group, Inc.	7
26		Tower Group, Inc.	598
2		Unitrin, Inc.	72

			29,473

		Real Estate Investment Trusts (REITs) — 0.5%
4		Alexandria Real Estate Equities, Inc.	343
10		AvalonBay Communities, Inc.	1,239
5		BRE Properties, Inc.	270
3		Camden Property Trust	189
1		Corporate Office Properties Trust	43
1		Cousins Properties, Inc.	13
8		Developers Diversified Realty Corp.	116
1		Federal Realty Investment Trust	81
4		iStar Financial, Inc. (a)	39
2		Macerich Co. (The)	106
1		Omega Healthcare Investors, Inc.	18
1		Potlatch Corp.	39
5		Public Storage	644
12		Rayonier, Inc.	784
6		Realty Income Corp.	206
2		Simon Property Group, Inc.	185
4		Taubman Centers, Inc.	245
89		UDR, Inc.	2,305
1		Ventas, Inc.	39
—	(h)	Weyerhaeuser Co.	8

			6,912

		Real Estate Management & Development — 0.3%
4		CB Richard Ellis Group, Inc., Class A (a)	104

SEE NOTES TO FINANCIAL STATEMENTS.

8	HIGHBRIDGE FUNDS	APRIL 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Real Estate Management & Development — Continued
33		Forest City Enterprises, Inc., Class A (a)	629
32		Jones Lang LaSalle, Inc.	3,240

			3,973

		Thrifts & Mortgage Finance — 0.2%
—	(h)	Downey Financial Corp. (a) (f) (i)	—
5		First Niagara Financial Group, Inc.	68
234		MGIC Investment Corp. (a)	2,025
20		Northwest Bancshares, Inc.	254
—	(h)	People’s United Financial, Inc.	1
66		Radian Group, Inc.	393

			2,741

		Total Financials	135,644

		Health Care — 10.3%
		Biotechnology — 2.8%
17		Acorda Therapeutics, Inc. (a)	482
12		Alexion Pharmaceuticals, Inc. (a)	1,115
2		Alkermes, Inc. (a)	27
8		Amgen, Inc. (a)	481
38		Ariad Pharmaceuticals, Inc. (a)	323
7		BioMarin Pharmaceutical, Inc. (a)	197
96		Cubist Pharmaceuticals, Inc. (a)	3,238
5		Emergent Biosolutions, Inc. (a)	121
44		Exelixis, Inc. (a)	540
1		Genomic Health, Inc. (a)	19
482		Gilead Sciences, Inc. (a)	18,733
3		Immunogen, Inc. (a)	40
17		InterMune, Inc. (a)	737
60		Myriad Genetics, Inc. (a)	1,289
12		PDL BioPharma, Inc.	80
10		Pharmasset, Inc. (a)	1,018
20		Regeneron Pharmaceuticals, Inc. (a)	1,044
56		United Therapeutics Corp. (a)	3,724
52		Vertex Pharmaceuticals, Inc. (a)	2,842

			36,050

		Health Care Equipment & Supplies — 2.8%
52		Alere, Inc. (a)	1,930
59		Align Technology, Inc. (a)	1,428
11		ArthroCare Corp. (a)	378
187		Baxter International, Inc.	10,625
30		Becton, Dickinson & Co.	2,578
186		Boston Scientific Corp. (a)	1,392
—	(h)	CONMED Corp. (a)	3
—	(h)	Cyberonics, Inc. (a)	14
25		Hill-Rom Holdings, Inc.	1,143

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care Equipment & Supplies — Continued
16		Hologic, Inc. (a)	346
80		Immucor, Inc. (a)	1,751
3		Integra LifeSciences Holdings Corp. (a)	159
39		Kinetic Concepts, Inc. (a)	2,285
3		Medtronic, Inc.	120
35		St. Jude Medical, Inc.	1,846
1		STERIS Corp.	53
22		Teleflex, Inc.	1,392
22		Thoratec Corp. (a)	686
—	(h)	Varian Medical Systems, Inc. (a)	10
—	(h)	West Pharmaceutical Services, Inc.	17
130		Zimmer Holdings, Inc. (a)	8,498

			36,654

		Health Care Providers & Services — 2.2%
24		Aetna, Inc.	976
10		Air Methods Corp. (a)	672
31		Amedisys, Inc. (a)	1,046
2		AmSurg Corp. (a)	63
21		Cardinal Health, Inc.	932
22		Centene Corp. (a)	780
68		Community Health Systems, Inc. (a)	2,092
3		Emergency Medical Services Corp., Class A (a)	211
7		Gentiva Health Services, Inc. (a)	198
3		Hanger Orthopedic Group, Inc. (a)	75
81		Health Net, Inc. (a)	2,701
5		Humana, Inc. (a)	343
96		Kindred Healthcare, Inc. (a)	2,427
11		LifePoint Hospitals, Inc. (a)	447
5		Lincare Holdings, Inc.	148
—	(h)	McKesson Corp.	10
40		Medco Health Solutions, Inc. (a)	2,348
77		Molina Healthcare, Inc. (a)	3,330
44		Quest Diagnostics, Inc.	2,459
31		UnitedHealth Group, Inc.	1,520
138		WellCare Health Plans, Inc. (a)	6,067

			28,845

		Health Care Technology — 0.0% (g)
34		Allscripts Healthcare Solutions, Inc. (a)	722

		Life Sciences Tools & Services — 0.6%
1		Bio-Rad Laboratories, Inc., Class A (a)	88
6		Covance, Inc. (a)	356
34		PerkinElmer, Inc.	973
96		Pharmaceutical Product Development, Inc.	2,963
61		Thermo Fisher Scientific, Inc. (a)	3,640

			8,020

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	9

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Pharmaceuticals — 1.9%
20		Abbott Laboratories	1,039
189		Eli Lilly & Co.	6,994
35		Jazz Pharmaceuticals, Inc. (a)	1,121
74		Johnson & Johnson	4,845
14		Merck & Co., Inc.	507
20		Par Pharmaceutical Cos., Inc. (a)	676
142		Pfizer, Inc.	2,976
45		Questcor Pharmaceuticals, Inc. (a)	913
—	(h)	ViroPharma, Inc. (a)	3
89		Watson Pharmaceuticals, Inc. (a)	5,524

			24,598

		Total Health Care	134,889

		Industrials — 13.3%
		Aerospace & Defense — 2.9%
18		AAR Corp.	467
39		Alliant Techsystems, Inc.	2,790
—	(h)	American Science & Engineering, Inc.	26
5		Ceradyne, Inc. (a)	234
2		Cubic Corp.	118
17		Curtiss-Wright Corp.	564
83		General Dynamics Corp.	6,014
16		GeoEye, Inc. (a)	601
—	(h)	Goodrich Corp.	15
24		Huntington Ingalls Industries, Inc. (a)	947
86		ITT Corp.	4,994
148		Lockheed Martin Corp.	11,721
1		Moog, Inc., Class A (a)	40
9		Northrop Grumman Corp.	584
173		Raytheon Co.	8,410
14		Spirit Aerosystems Holdings, Inc., Class A (a)	351
3		Teledyne Technologies, Inc. (a)	175
—	(h)	United Technologies Corp.	18

			38,069

		Air Freight & Logistics — 0.1%
2		Atlas Air Worldwide Holdings, Inc. (a)	155
13		Forward Air Corp.	431
15		United Parcel Service, Inc., Class B	1,116

			1,702

		Airlines — 0.2%
1		Alaska Air Group, Inc. (a)	49
7		SkyWest, Inc.	109
146		Southwest Airlines Co.	1,717
11		United Continental Holdings, Inc. (a)	251

			2,126

SHARES		SECURITY DESCRIPTION	VALUE($)

		Building Products — 0.1%
6		Armstrong World Industries, Inc.	290
22		Owens Corning (a)	815
3		Simpson Manufacturing Co., Inc.	84

			1,189

		Commercial Services & Supplies — 1.1%
45		Avery Dennison Corp.	1,869
1		Clean Harbors, Inc. (a)	133
24		Copart, Inc. (a)	1,084
3		Knoll, Inc.	58
7		R.R. Donnelley & Sons Co.	131
251		Republic Services, Inc.	7,928
77		Steelcase, Inc., Class A	889
—	(h)	Tetra Tech, Inc. (a)	5
14		Waste Connections, Inc.	416
61		Waste Management, Inc.	2,408

			14,921

		Construction & Engineering — 0.9%
24		EMCOR Group, Inc. (a)	754
8		Fluor Corp.	551
1		Granite Construction, Inc.	14
113		MasTec, Inc. (a)	2,562
172		URS Corp. (a)	7,679

			11,560

		Electrical Equipment — 0.9%
156		Babcock & Wilcox Co. (The) (a)	4,904
6		Belden, Inc.	230
8		Brady Corp., Class A	285
12		Emerson Electric Co.	710
15		EnerSys (a)	568
11		Franklin Electric Co., Inc.	500
41		Hubbell, Inc., Class B	2,877
1		II-VI, Inc. (a)	64
13		Regal-Beloit Corp.	971
3		Thomas & Betts Corp. (a)	156

			11,265

		Industrial Conglomerates — 0.2%
88		General Electric Co.	1,790
8		Raven Industries, Inc.	437

			2,227

		Machinery — 2.8%
1		Actuant Corp., Class A	33
81		AGCO Corp. (a)	4,643
7		Astec Industries, Inc. (a)	255

SEE NOTES TO FINANCIAL STATEMENTS.

10	HIGHBRIDGE FUNDS	APRIL 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Machinery — Continued
1		Briggs & Stratton Corp.	19
4		Caterpillar, Inc.	497
5		Colfax Corp. (a)	116
12		Crane Co.	575
126		Dover Corp.	8,588
19		Eaton Corp.	1,034
33		EnPro Industries, Inc. (a)	1,325
8		ESCO Technologies, Inc.	287
15		Gardner Denver, Inc.	1,321
31		Harsco Corp.	1,094
1		Illinois Tool Works, Inc.	62
15		Kaydon Corp.	568
29		Kennametal, Inc.	1,208
7		Mueller Industries, Inc.	293
31		Navistar International Corp. (a)	2,140
5		Nordson Corp.	268
33		Oshkosh Corp. (a)	1,052
39		Parker Hannifin Corp.	3,642
24		Sauer-Danfoss, Inc. (a)	1,399
14		SPX Corp.	1,200
41		Timken Co.	2,296
16		Titan International, Inc.	502
5		Trimas Corp. (a)	127
38		Watts Water Technologies, Inc., Class A	1,489

			36,033

		Marine — 0.2%
43		Kirby Corp. (a)	2,433

		Professional Services — 0.3%
59		Acacia Research - Acacia Technologies (a)	2,418
8		Corporate Executive Board Co. (The)	323
5		Dun & Bradstreet Corp.	422
4		Equifax, Inc.	169
5		Towers Watson & Co., Class A	298
—	(h)	TrueBlue, Inc. (a)	1

			3,631

		Road & Rail — 2.7%
48		CSX Corp.	3,749
3		Heartland Express, Inc.	50
109		Knight Transportation, Inc.	1,969
57		Norfolk Southern Corp.	4,245
6		Old Dominion Freight Line, Inc. (a)	229
146		Ryder System, Inc.	7,825
144		Union Pacific Corp.	14,861
105		Werner Enterprises, Inc.	2,760

			35,688

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.9%
63	Applied Industrial Technologies, Inc.	2,227
22	Beacon Roofing Supply, Inc. (a)	499
176	RSC Holdings, Inc. (a)	2,322
215	United Rentals, Inc. (a)	6,332
3	W.W. Grainger, Inc.	430
4	Watsco, Inc.	255
5	WESCO International, Inc. (a)	311

		12,376

	Transportation Infrastructure — 0.0% (g)
3	Macquarie Infrastructure Co. LLC (a)	85

	Total Industrials	173,305

	Information Technology — 19.2%
	Communications Equipment — 1.5%
31	Blue Coat Systems, Inc. (a)	898
254	Brocade Communications Systems, Inc. (a)	1,587
207	Cisco Systems, Inc.	3,635
14	DG FastChannel, Inc. (a)	507
46	EchoStar Corp., Class A (a)	1,714
8	Emulex Corp. (a)	76
15	F5 Networks, Inc. (a)	1,502
18	Harmonic, Inc. (a)	151
38	Harris Corp.	2,026
8	InterDigital, Inc.	387
63	JDS Uniphase Corp. (a)	1,310
20	Motorola Mobility Holdings, Inc. (a)	526
15	Plantronics, Inc.	574
83	QUALCOMM, Inc.	4,697

		19,590

	Computers & Peripherals — 2.8%
31	Apple, Inc. (a)	10,672
297	Dell, Inc. (a)	4,608
1	Electronics for Imaging, Inc. (a)	15
408	Hewlett-Packard Co.	16,471
44	Lexmark International, Inc., Class A (a)	1,416
141	NCR Corp. (a)	2,794
5	QLogic Corp. (a)	84

		36,060

	Electronic Equipment, Instruments & Components — 1.4%
2	AVX Corp.	26
10	Brightpoint, Inc. (a)	102
18	Coherent, Inc. (a)	1,136
18	DTS, Inc. (a)	804
22	Insight Enterprises, Inc. (a)	371

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	11

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Electronic Equipment, Instruments & Components — Continued
2		IPG Photonics Corp. (a)	126
35		Itron, Inc. (a)	1,882
521		Jabil Circuit, Inc.	10,329
2		Littelfuse, Inc.	112
—	(h)	Molex, Inc.	4
279		Power-One, Inc. (a)	2,308
15		Sanmina-SCI Corp. (a)	175
7		Tech Data Corp. (a)	379
2		Universal Display Corp. (a)	97
37		Vishay Precision Group, Inc. (a)	605

			18,456

		Internet Software & Services — 1.8%
188		AOL, Inc. (a)	3,841
2		Constant Contact, Inc. (a)	58
8		DealerTrack Holdings, Inc. (a)	176
6		Digital River, Inc. (a)	198
2		EarthLink, Inc.	21
5		GSI Commerce, Inc. (a)	154
217		IAC/InterActiveCorp. (a)	7,821
2		j2 Global Communications, Inc. (a)	53
47		SAVVIS, Inc. (a)	1,842
36		Sohu.com, Inc., (China) (a)	3,769
48		Travelzoo, Inc. (a)	3,907
10		ValueClick, Inc. (a)	176
3		VeriSign, Inc.	96
35		WebMD Health Corp. (a)	2,022

			24,134

		IT Services — 2.5%
7		Acxiom Corp. (a)	104
4		CACI International, Inc., Class A (a)	221
44		Cardtronics, Inc. (a)	945
32		Computer Sciences Corp.	1,630
122		Convergys Corp. (a)	1,764
50		DST Systems, Inc.	2,462
54		Euronet Worldwide, Inc. (a)	1,014
32		Fiserv, Inc. (a)	1,974
161		Global Payments, Inc.	8,551
24		iGate Corp.	407
67		Lender Processing Services, Inc.	1,980
—	(h)	MAXIMUS, Inc.	8
97		NeuStar, Inc., Class A (a)	2,604
18		TeleTech Holdings, Inc. (a)	356
229		Unisys Corp. (a)	6,801

SHARES		SECURITY DESCRIPTION	VALUE($)

		IT Services — Continued
25		Visa, Inc., Class A	1,922

			32,743

		Office Electronics — 0.0% (g)
—	(h)	Zebra Technologies Corp., Class A (a)	4

		Semiconductors & Semiconductor Equipment — 5.6%
429		Amkor Technology, Inc. (a)	2,871
111		Cirrus Logic, Inc. (a)	1,837
32		Cypress Semiconductor Corp. (a)	695
2		Diodes, Inc. (a)	82
30		Entegris, Inc. (a)	259
25		Fairchild Semiconductor International, Inc. (a)	517
66		FEI Co. (a)	2,150
17		First Solar, Inc. (a)	2,383
265		GT Solar International, Inc. (a)	2,960
946		Intel Corp.	21,945
7		International Rectifier Corp. (a)	258
14		KLA-Tencor Corp.	611
114		Lam Research Corp. (a)	5,505
3		Lattice Semiconductor Corp. (a)	24
9		Linear Technology Corp.	312
525		LSI Corp. (a)	3,852
21		Maxim Integrated Products, Inc.	579
343		MEMC Electronic Materials, Inc. (a)	4,056
—	(h)	Micrel, Inc.	3
871		Micron Technology, Inc. (a)	9,830
21		MKS Instruments, Inc.	593
14		Novellus Systems, Inc. (a)	448
40		NVIDIA Corp. (a)	804
90		OmniVision Technologies, Inc. (a)	3,036
387		ON Semiconductor Corp. (a)	4,071
6		PMC-Sierra, Inc. (a)	44
307		RF Micro Devices, Inc. (a)	2,048
—	(h)	Semtech Corp. (a)	10
34		SunPower Corp., Class A (a)	739
2		Tessera Technologies, Inc. (a)	37
14		Veeco Instruments, Inc. (a)	697
4		Xilinx, Inc.	144

			73,400

		Software — 3.6%
48		ACI Worldwide, Inc. (a)	1,584
614		Activision Blizzard, Inc.	6,988
36		AsiaInfo-Linkage, Inc., (China) (a)	687
72		Autodesk, Inc. (a)	3,251
1		Blackbaud, Inc.	33

SEE NOTES TO FINANCIAL STATEMENTS.

12	HIGHBRIDGE FUNDS	APRIL 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Software — Continued
7		BMC Software, Inc. (a)	345
127		CA, Inc.	3,131
409		Cadence Design Systems, Inc. (a)	4,249
1		Compuware Corp. (a)	11
185		Electronic Arts, Inc. (a)	3,735
23		Fair Isaac Corp.	674
3		Informatica Corp. (a)	190
21		Intuit, Inc. (a)	1,149
33		JDA Software Group, Inc. (a)	1,093
—	(h)	Manhattan Associates, Inc. (a)	4
324		Mentor Graphics Corp. (a)	4,780
6		MICROS Systems, Inc. (a)	288
226		Microsoft Corp.	5,891
1		MicroStrategy, Inc., Class A (a)	155
19		Netscout Systems, Inc. (a)	474
17		Parametric Technology Corp. (a)	401
51		Progress Software Corp. (a)	1,522
72		Quest Software, Inc. (a)	1,866
3		Rovi Corp. (a)	131
42		Solera Holdings, Inc.	2,293
31		Symantec Corp. (a)	618
8		Synopsys, Inc. (a)	225
13		Verint Systems, Inc. (a)	433
34		Websense, Inc. (a)	876

			47,077

		Total Information Technology	251,464

		Materials — 5.7%
		Chemicals — 2.6%
—	(h)	Air Products & Chemicals, Inc.	37
—	(h)	Airgas, Inc.	14
3		Arch Chemicals, Inc.	101
26		Ashland, Inc.	1,639
36		Cabot Corp.	1,619
33		CF Industries Holdings, Inc.	4,634
11		Cytec Industries, Inc.	622
5		Dow Chemical Co. (The)	195
3		Ecolab, Inc.	178
181		Ferro Corp. (a)	2,708
118		Georgia Gulf Corp. (a)	4,640
15		H.B. Fuller Co.	338
132		Huntsman Corp.	2,742
17		Innophos Holdings, Inc.	777
22		Kronos Worldwide, Inc.	1,351
17		LSB Industries, Inc. (a)	674
25		Minerals Technologies, Inc.	1,707

SHARES		SECURITY DESCRIPTION	VALUE($)

		Chemicals — Continued
26		Olin Corp.	680
26		OM Group, Inc. (a)	959
108		PolyOne Corp.	1,560
18		PPG Industries, Inc.	1,750
10		Rockwood Holdings, Inc. (a)	575
3		Sigma-Aldrich Corp.	182
98		W.R. Grace & Co. (a)	4,444

			34,126

		Construction Materials — 0.0% (g)
4		Eagle Materials, Inc.	128
1		Martin Marietta Materials, Inc.	130

			258

		Containers & Packaging — 0.4%
—	(h)	Boise, Inc.	4
85		Graphic Packaging Holding Co. (a)	465
11		Packaging Corp. of America	326
10		Rock-Tenn Co., Class A	694
1		Sealed Air Corp.	33
75		Silgan Holdings, Inc.	3,437

			4,959

		Metals & Mining — 2.2%
107		AK Steel Holding Corp.	1,742
1		AMCOL International Corp.	31
8		Century Aluminum Co. (a)	168
13		Cliffs Natural Resources, Inc.	1,244
116		Coeur d’Alene Mines Corp. (a)	3,680
5		Compass Minerals International, Inc.	531
127		Freeport-McMoRan Copper & Gold, Inc.	7,005
490		Hecla Mining Co. (a)	4,612
4		Materion Corp. (a)	180
7		Newmont Mining Corp.	404
11		Reliance Steel & Aluminum Co.	602
120		Steel Dynamics, Inc.	2,189
67		United States Steel Corp.	3,192
17		Walter Energy, Inc.	2,362

			27,942

		Paper & Forest Products — 0.5%
25		Buckeye Technologies, Inc.	718
5		Deltic Timber Corp.	319
50		Domtar Corp., (Canada)	4,678
21		International Paper Co.	662
—	(h)	KapStone Paper & Packaging Corp. (a)	8

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	13

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Paper & Forest Products — Continued
3		Schweitzer-Mauduit International, Inc.	176

			6,561

		Total Materials	73,846

		Telecommunication Services — 1.1%
		Diversified Telecommunication Services — 0.2%
—	(h)	AboveNet, Inc.	2
57		Verizon Communications, Inc.	2,155
4		Vonage Holdings Corp. (a)	19

			2,176

		Wireless Telecommunication Services — 0.9%
59		Leap Wireless International, Inc. (a)	878
2		MetroPCS Communications, Inc. (a)	40
134		NII Holdings, Inc. (a)	5,584
130		Sprint Nextel Corp. (a)	675
138		Telephone & Data Systems, Inc.	4,623

			11,800

		Total Telecommunication Services	13,976

		Utilities — 6.0%
		Electric Utilities — 1.7%
59		American Electric Power Co., Inc.	2,164
6		DPL, Inc.	169
12		Edison International	485
1		El Paso Electric Co. (a)	41
203		Entergy Corp.	14,143
—	(h)	Great Plains Energy, Inc.	4
20		Hawaiian Electric Industries, Inc.	518
10		Pinnacle West Capital Corp.	438
72		PNM Resources, Inc.	1,106
92		Portland General Electric Co.	2,303
16		UniSource Energy Corp.	589

			21,960

		Gas Utilities — 0.7%
51		Atmos Energy Corp.	1,767
8		Energen Corp.	508
6		Laclede Group, Inc. (The)	238
53		Southwest Gas Corp.	2,110
136		UGI Corp.	4,533

			9,156

		Independent Power Producers & Energy Traders — 1.1%
548		AES Corp. (The) (a)	7,250
201		Constellation Energy Group, Inc.	7,307

			14,557

SHARES		SECURITY DESCRIPTION	VALUE($)

		Multi-Utilities — 2.2%
—	(h)	Ameren Corp.	9
83		CMS Energy Corp.	1,642
95		DTE Energy Co.	4,811
28		NorthWestern Corp.	897
397		PG&E Corp.	18,296
66		Public Service Enterprise Group, Inc.	2,126
33		Vectren Corp.	951
1		Xcel Energy, Inc.	27

			28,759

		Water Utilities — 0.3%
123		American Water Works Co., Inc.	3,619
19		Aqua America, Inc.	429

			4,048

		Total Utilities	78,480

		Total Common Stocks (Cost $1,250,298)	1,301,884

Short-Term Investment — 0.2%
		Investment Company — 0.2%
2,557		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $2,557)	2,557

		Total Investments — 99.8% (Cost $1,252,855)	1,304,441
		Other Assets in Excess of Liabilities — 0.2%	2,153

		NET ASSETS — 100.0%	$1,306,594

Short Positions — 99.6%
		Common Stocks — 99.6%
		Consumer Discretionary — 17.9%
		Auto Components — 1.4%
97		BorgWarner, Inc. (a)	7,503
7		Cooper Tire & Rubber Co.	200
67		Dana Holding Corp. (a)	1,210
1		Federal-Mogul Corp. (a)	23
111		Gentex Corp.	3,478
127		Johnson Controls, Inc.	5,194

			17,608

		Automobiles — 0.3%
6		Harley-Davidson, Inc.	241
109		Thor Industries, Inc.	3,384

			3,625

SEE NOTES TO FINANCIAL STATEMENTS.

14	HIGHBRIDGE FUNDS	APRIL 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Distributors — 0.0% (g)
—	(h)	Genuine Parts Co.	6
3		Pool Corp.	103

			109

		Diversified Consumer Services — 1.1%
2		American Public Education, Inc. (a)	101
587		H&R Block, Inc.	10,146
97		K12, Inc. (a)	3,828
3		Strayer Education, Inc.	372
3		Weight Watchers International, Inc.	206

			14,653

		Hotels, Restaurants & Leisure — 2.7%
48		Bally Technologies, Inc. (a)	1,882
19		BJ’s Restaurants, Inc. (a)	877
102		Boyd Gaming Corp. (a)	916
56		Chipotle Mexican Grill, Inc. (a)	14,820
20		Choice Hotels International, Inc.	755
1		Gaylord Entertainment Co. (a)	45
45		International Speedway Corp., Class A	1,391
39		Las Vegas Sands Corp. (a)	1,831
303		MGM Resorts International (a)	3,837
58		Starwood Hotels & Resorts Worldwide, Inc.	3,461
102		Yum! Brands, Inc.	5,472

			35,287

		Household Durables — 1.6%
7		American Greetings Corp., Class A	165
68		Fortune Brands, Inc.	4,415
6		iRobot Corp. (a)	202
26		Jarden Corp.	963
264		KB Home	3,113
236		Lennar Corp., Class A	4,474
95		MDC Holdings, Inc.	2,761
10		Standard Pacific Corp. (a)	39
245		Toll Brothers, Inc. (a)	5,156
2		Whirlpool Corp.	147

			21,435

		Internet & Catalog Retail — 0.6%
34		Amazon.com, Inc. (a)	6,619
4		Liberty Media Corp. – Interactive, Class A (a)	73
—	(h)	NetFlix, Inc. (a)	29
15		Shutterfly, Inc. (a)	942

			7,663

		Leisure Equipment & Products — 0.0% (g)
18		Mattel, Inc.	472

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — 1.8%
13	Clear Channel Outdoor Holdings, Inc., Class A (a)	181
8	CTC Media, Inc., (Russia)	192
31	Discovery Communications, Inc., Class A (a)	1,387
66	DreamWorks Animation SKG, Inc., Class A (a)	1,749
4	Gannett Co., Inc.	55
23	Liberty Media Corp. – Capital, Class A (a)	1,886
5	Liberty Media Corp. – Starz, Class A (a)	386
31	McGraw-Hill Cos., Inc. (The)	1,271
11	Meredith Corp.	363
13	Morningstar, Inc.	771
341	News Corp., Class A	6,072
357	News Corp., Class B	6,741
1	Omnicom Group, Inc.	54
8	Regal Entertainment Group, Class A	117
8	Sirius XM Radio, Inc. (a)	15
41	Virgin Media, Inc.	1,246
26	Walt Disney Co. (The)	1,116
11	Warner Music Group Corp. (a)	81
37	World Wrestling Entertainment, Inc., Class A	384

		24,067

	Multiline Retail — 1.1%
5	99 Cents Only Stores (a)	93
6	Family Dollar Stores, Inc.	327
211	J.C. Penney Co., Inc.	8,121
20	Nordstrom, Inc.	971
363	Saks, Inc. (a)	4,339

		13,851

	Specialty Retail — 6.1%
251	Aaron’s, Inc.	7,225
1	Abercrombie & Fitch Co., Class A	78
162	AutoNation, Inc. (a)	5,508
27	AutoZone, Inc. (a)	7,601
33	Best Buy Co., Inc.	1,040
45	Buckle, Inc. (The)	2,064
87	Cabela’s, Inc. (a)	2,214
222	CarMax, Inc. (a)	7,698
6	Children’s Place Retail Stores, Inc. (The) (a)	300
236	DSW, Inc., Class A (a)	11,189
45	Group 1 Automotive, Inc.	1,927
167	Limited Brands, Inc.	6,853
5	Men’s Wearhouse, Inc. (The)	135
192	Office Depot, Inc. (a)	829
34	OfficeMax, Inc. (a)	342
78	Penske Automotive Group, Inc. (a)	1,757

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	15

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Specialty Retail — Continued
239	RadioShack Corp.	3,773
78	Rent-A-Center, Inc.	2,382
4	Tiffany & Co.	295
58	Tractor Supply Co.	3,604
401	Urban Outfitters, Inc. (a)	12,601

		79,415

	Textiles, Apparel & Luxury Goods — 1.2%
46	Carter’s, Inc. (a)	1,410
21	CROCS, Inc. (a)	414
2	Fossil, Inc. (a)	200
147	Hanesbrands, Inc. (a)	4,791
66	Iconix Brand Group, Inc. (a)	1,610
4	Phillips-Van Heusen Corp.	277
120	Skechers U.S.A., Inc., Class A (a)	2,282
45	Under Armour, Inc., Class A (a)	3,114
26	Wolverine World Wide, Inc.	1,042

		15,140

	Total Consumer Discretionary	233,325

	Consumer Staples — 8.2%
	Beverages — 1.2%
187	Central European Distribution Corp. (a)	2,207
133	Coca-Cola Co. (The)	8,986
14	Molson Coors Brewing Co., Class B	706
49	PepsiCo, Inc.	3,353

		15,252

	Food & Staples Retailing — 2.9%
3	Andersons, Inc. (The)	145
57	Casey’s General Stores, Inc.	2,235
238	Costco Wholesale Corp.	19,280
42	Ruddick Corp.	1,736
77	Safeway, Inc.	1,866
71	Sysco Corp.	2,062
162	United Natural Foods, Inc. (a)	6,921
52	Walgreen Co.	2,240
21	Whole Foods Market, Inc.	1,329

		37,814

	Food Products — 2.6%
115	Archer-Daniels-Midland Co.	4,258
41	Darling International, Inc. (a)	656
24	Diamond Foods, Inc.	1,545
12	Flowers Foods, Inc.	352
33	General Mills, Inc.	1,262
40	Green Mountain Coffee Roasters, Inc. (a)	2,657

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — Continued
1		Hain Celestial Group, Inc. (The) (a)	27
5		Kellogg Co.	266
486		Kraft Foods, Inc., Class A	16,328
41		McCormick & Co., Inc. (Non-Voting)	2,021
82		Sanderson Farms, Inc.	3,918
22		Sara Lee Corp.	421
22		Snyders-Lance, Inc.	440

			34,151

		Household Products — 0.5%
18		Clorox Co.	1,248
54		Energizer Holdings, Inc. (a)	4,099
14		Procter & Gamble Co. (The)	926

			6,273

		Personal Products — 0.7%
19		Avon Products, Inc.	560
94		Estee Lauder Cos., Inc. (The), Class A	9,112

			9,672

		Tobacco — 0.3%
165		Altria Group, Inc.	4,418
5		Reynolds American, Inc.	186
1		Universal Corp.	34

			4,638

		Total Consumer Staples	107,800

		Energy — 8.9%
		Energy Equipment & Services — 2.0%
30		Atwood Oceanics, Inc. (a)	1,346
22		Cameron International Corp. (a)	1,134
26		CARBO Ceramics, Inc.	4,206
11		Diamond Offshore Drilling, Inc.	828
—	(h)	Dresser-Rand Group, Inc. (a)	1
9		Dril-Quip, Inc. (a)	679
182		FMC Technologies, Inc. (a)	8,473
16		Halliburton Co.	783
12		Helmerich & Payne, Inc.	789
56		Hornbeck Offshore Services, Inc. (a)	1,626
57		Key Energy Services, Inc. (a)	1,038
8		Lufkin Industries, Inc.	740
10		RPC, Inc.	263
—	(h)	SEACOR Holdings, Inc.	9
63		Tidewater, Inc.	3,729

			25,644

SEE NOTES TO FINANCIAL STATEMENTS.

16	HIGHBRIDGE FUNDS	APRIL 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Oil, Gas & Consumable Fuels — 6.9%
48		Alpha Natural Resources, Inc. (a)	2,801
6		Approach Resources, Inc. (a)	166
44		Brigham Exploration Co. (a)	1,478
87		Cabot Oil & Gas Corp.	4,919
34		Carrizo Oil & Gas, Inc. (a)	1,350
189		Clean Energy Fuels Corp. (a)	3,228
27		Comstock Resources, Inc. (a)	859
—	(h)	Concho Resources, Inc. (a)	12
45		ConocoPhillips	3,524
23		Consol Energy, Inc.	1,222
2		Contango Oil & Gas Co. (a)	104
27		Continental Resources, Inc. (a)	1,855
203		El Paso Corp.	3,941
27		EOG Resources, Inc.	3,035
7		EQT Corp.	357
43		Exxon Mobil Corp.	3,788
3		Forest Oil Corp. (a)	115
2		Georesources, Inc. (a)	64
51		Gulfport Energy Corp. (a)	1,751
1		James River Coal Co. (a)	33
396		McMoRan Exploration Co. (a)	7,252
51		Occidental Petroleum Corp.	5,787
243		Overseas Shipholding Group, Inc.	6,759
21		Peabody Energy Corp.	1,386
106		Petrohawk Energy Corp. (a)	2,862
5		Plains Exploration & Production Co. (a)	171
70		Quicksilver Resources, Inc. (a)	1,038
167		Range Resources Corp.	9,422
517		SandRidge Energy, Inc. (a)	6,393
7		SM Energy Co.	520
182		Southwestern Energy Co. (a)	8,000
121		Spectra Energy Corp.	3,516
28		Sunoco, Inc.	1,190
9		W&T Offshore, Inc.	231
23		World Fuel Services Corp.	911

			90,040

		Total Energy	115,684

		Financials — 11.6%
		Capital Markets — 4.1%
21		American Capital Ltd. (a)	216
17		Apollo Investment Corp.	204
721		Bank of New York Mellon Corp. (The)	20,879
12		BGC Partners, Inc., Class A	113
860		Charles Schwab Corp. (The)	15,748
160		E*Trade Financial Corp. (a)	2,596

SHARES		SECURITY DESCRIPTION	VALUE($)

		Capital Markets — Continued
—	(h)	Evercore Partners, Inc., Class A	12
21		Greenhill & Co., Inc.	1,252
2		Jefferies Group, Inc.	53
34		Knight Capital Group, Inc., Class A (a)	470
414		MF Global Holdings Ltd. (a)	3,484
168		Northern Trust Corp.	8,381
2		TD AMERITRADE Holding Corp.	46

			53,454

		Commercial Banks — 2.1%
20		Associated Banc-Corp.	291
75		BancorpSouth, Inc.	1,016
390		BB&T Corp.	10,493
3		Cathay General Bancorp	49
176		Comerica, Inc.	6,678
2		CVB Financial Corp.	20
—	(h)	First Financial Bankshares, Inc.	17
391		First Horizon National Corp.	4,282
—	(h)	FirstMerit Corp.	2
105		FNB Corp.	1,150
1		Hancock Holding Co.	43
5		Iberiabank Corp.	301
14		KeyCorp	123
—	(h)	PNC Financial Services Group, Inc.	3
18		Susquehanna Bancshares, Inc.	169
156		TCF Financial Corp.	2,427
2		Trustmark Corp.	44

			27,108

		Consumer Finance — 0.7%
—	(h)	American Express Co.	20
156		Capital One Financial Corp.	8,553
33		Discover Financial Services	811
5		Dollar Financial Corp. (a)	106
5		SLM Corp. (a)	90

			9,580

		Diversified Financial Services — 0.4%
74		Bank of America Corp.	906
455		Citigroup, Inc. (a)	2,088
37		Leucadia National Corp.	1,448
13		Moody’s Corp.	515
18		PHH Corp. (a)	379

			5,336

		Insurance — 3.7%
47		Allstate Corp. (The)	1,594

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	17

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Insurance — Continued
1		Amtrust Financial Services, Inc.	20
66		AON Corp.	3,451
1		Berkshire Hathaway, Inc., Class B (a)	51
49		Chubb Corp.	3,202
150		Cincinnati Financial Corp.	4,747
80		CNO Financial Group, Inc. (a)	645
97		Fidelity National Financial, Inc., Class A	1,497
239		Genworth Financial, Inc., Class A (a)	2,908
316		Hartford Financial Services Group, Inc.	9,148
22		HCC Insurance Holdings, Inc.	703
10		Lincoln National Corp.	315
38		Loews Corp.	1,670
4		Markel Corp. (a)	1,838
143		MBIA, Inc. (a)	1,477
8		Mercury General Corp.	317
3		Navigators Group, Inc. (The) (a)	158
1		Old Republic International Corp.	8
3		Principal Financial Group, Inc.	100
8		ProAssurance Corp. (a)	562
21		StanCorp Financial Group, Inc.	915
117		Torchmark Corp.	7,860
9		Transatlantic Holdings, Inc.	419
—	(h)	Travelers Cos., Inc. (The)	25
15		Unum Group	407
126		W.R. Berkley Corp.	4,106

			48,143

		Real Estate Investment Trusts (REITs) — 0.1%
—	(h)	Boston Properties, Inc.	1
7		Equity One, Inc.	129
6		Equity Residential	356
13		Getty Realty Corp.	326
2		HCP, Inc.	91
19		Host Hotels & Resorts, Inc.	334
4		Mack-Cali Realty Corp.	143
1		Plum Creek Timber Co., Inc.	30
1		Senior Housing Properties Trust	31
—	(h)	Vornado Realty Trust	8

			1,449

		Thrifts & Mortgage Finance — 0.5%
16		Astoria Financial Corp.	227
15		First Niagara Financial Group, Inc.	220
507		Hudson City Bancorp, Inc.	4,830
65		New York Community Bancorp, Inc.	1,087
1		TFS Financial Corp.	13

SHARES		SECURITY DESCRIPTION	VALUE($)

		Thrifts & Mortgage Finance — Continued
4		Washington Federal, Inc.	68

			6,445

		Total Financials	151,515

		Health Care — 7.8%
		Biotechnology — 0.5%
50		Amylin Pharmaceuticals, Inc. (a)	661
19		Biogen Idec, Inc. (a)	1,865
3		Celgene Corp. (a)	187
1		Cepheid, Inc. (a)	16
15		Human Genome Sciences, Inc. (a)	446
—	(h)	Onyx Pharmaceuticals, Inc. (a)	11
14		Opko Health, Inc. (a)	56
99		Savient Pharmaceuticals, Inc. (a)	1,153
80		Seattle Genetics, Inc. (a)	1,326
32		Theravance, Inc. (a)	877

			6,598

		Health Care Equipment & Supplies — 0.9%
3		C.R. Bard, Inc.	344
16		CareFusion Corp. (a)	473
5		DENTSPLY International, Inc.	170
189		DexCom, Inc. (a)	3,149
21		Edwards Lifesciences Corp. (a)	1,820
5		Gen-Probe, Inc. (a)	449
2		Haemonetics Corp. (a)	131
18		Insulet Corp. (a)	397
49		MAKO Surgical Corp. (a)	1,354
53		Masimo Corp.	1,849
2		Meridian Bioscience, Inc.	49
2		NuVasive, Inc. (a)	59
3		NxStage Medical, Inc. (a)	74
23		ResMed, Inc. (a)	739
—	(h)	Stryker Corp.	12
1		Volcano Corp. (a)	35
4		Zoll Medical Corp. (a)	242

			11,346

		Health Care Providers & Services — 3.9%
31		AMERIGROUP Corp. (a)	2,083
—	(h)	AmerisourceBergen Corp.	2
56		Catalyst Health Solutions, Inc. (a)	3,338
7		CIGNA Corp.	307
15		Coventry Health Care, Inc. (a)	486
21		DaVita, Inc. (a)	1,860
10		Emeritus Corp. (a)	242
79		Express Scripts, Inc. (a)	4,496

SEE NOTES TO FINANCIAL STATEMENTS.

18	HIGHBRIDGE FUNDS	APRIL 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Health Care Providers & Services — Continued
18		Health Management Associates, Inc., Class A (a)	203
291		Healthsouth Corp. (a)	7,455
226		Healthspring, Inc. (a)	9,364
4		Henry Schein, Inc. (a)	273
23		HMS Holdings Corp. (a)	1,787
3		IPC The Hospitalist Co., Inc. (a)	151
52		Laboratory Corp. of America Holdings (a)	4,977
1		Mednax, Inc. (a)	56
—	(h)	MWI Veterinary Supply, Inc. (a)	28
52		Omnicare, Inc.	1,643
1		Owens & Minor, Inc.	31
1		Patterson Cos., Inc.	45
30		PSS World Medical, Inc. (a)	860
63		Universal American Corp.	1,454
125		Universal Health Services, Inc., Class B	6,827
97		VCA Antech, Inc. (a)	2,394
14		WellPoint, Inc.	1,042

			51,404

		Health Care Technology — 0.1%
4		athenahealth, Inc. (a)	188
10		Cerner Corp. (a)	1,169
—	(h)	Quality Systems, Inc.	3

			1,360

		Life Sciences Tools & Services — 0.5%
77		Agilent Technologies, Inc. (a)	3,830
7		Bruker Corp. (a)	132
2		Charles River Laboratories International, Inc. (a)	69
—	(h)	Illumina, Inc. (a)	4
7		Life Technologies Corp. (a)	361
—	(h)	Luminex Corp. (a)	2
60		Parexel International Corp. (a)	1,669
—	(h)	Techne Corp.	8
7		Waters Corp. (a)	687

			6,762

		Pharmaceuticals — 1.9%
153		Allergan, Inc.	12,185
76		Auxilium Pharmaceuticals, Inc. (a)	1,845
25		Bristol-Myers Squibb Co.	690
10		Endo Pharmaceuticals Holdings, Inc. (a)	372
25		Forest Laboratories, Inc. (a)	844
73		Hospira, Inc. (a)	4,134
—	(h)	Impax Laboratories, Inc. (a)	3
1		Medicines Co. (The) (a)	15
4		Medicis Pharmaceutical Corp., Class A	130

SHARES		SECURITY DESCRIPTION	VALUE($)

		Pharmaceuticals — Continued
26		Mylan, Inc. (a)	651
145		Nektar Therapeutics (a)	1,500
12		Perrigo Co.	1,068
147		Vivus, Inc. (a)	1,146

			24,583

		Total Health Care	102,053

		Industrials — 12.8%
		Aerospace & Defense — 3.1%
13		BE Aerospace, Inc. (a)	512
141		Boeing Co. (The)	11,220
—	(h)	Esterline Technologies Corp. (a)	7
14		HEICO Corp.	692
22		Hexcel Corp. (a)	473
90		Honeywell International, Inc.	5,517
24		L-3 Communications Holdings, Inc.	1,916
11		Orbital Sciences Corp. (a)	206
57		Precision Castparts Corp.	8,858
92		Rockwell Collins, Inc.	5,813
19		Textron, Inc.	485
50		TransDigm Group, Inc. (a)	4,147
11		Triumph Group, Inc.	976

			40,822

		Air Freight & Logistics — 0.6%
83		C.H. Robinson Worldwide, Inc.	6,636
22		Expeditors International of Washington, Inc.	1,167
1		FedEx Corp.	96

			7,899

		Airlines — 0.6%
7		Allegiant Travel Co.	311
275		Delta Air Lines, Inc. (a)	2,854
755		JetBlue Airways Corp. (a)	4,272
23		U.S. Airways Group, Inc. (a)	207

			7,644

		Building Products — 0.6%
75		A.O. Smith Corp.	3,285
22		Lennox International, Inc.	1,050
115		Masco Corp.	1,550
121		USG Corp. (a)	1,863

			7,748

		Commercial Services & Supplies — 0.8%
1		Brink’s Co. (The)	24
21		Cintas Corp.	651
34		Deluxe Corp.	920

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	19

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Commercial Services & Supplies — Continued
17	GEO Group, Inc. (The) (a)	466
3	Healthcare Services Group, Inc.	59
1	Herman Miller, Inc.	30
5	HNI Corp.	125
31	Interface, Inc., Class A	574
63	Iron Mountain, Inc.	2,015
11	Mine Safety Appliances Co.	417
31	Mobile Mini, Inc. (a)	763
50	Rollins, Inc.	1,055
41	Stericycle, Inc. (a)	3,754
4	SYKES Enterprises, Inc. (a)	81

		10,934

	Construction & Engineering — 0.3%
17	Aecom Technology Corp. (a)	467
1	Insituform Technologies, Inc., Class A (a)	35
2	Jacobs Engineering Group, Inc. (a)	95
9	KBR, Inc.	354
1	Quanta Services, Inc. (a)	18
63	Shaw Group, Inc. (The) (a)	2,442

		3,411

	Electrical Equipment — 1.3%
28	Acuity Brands, Inc.	1,630
260	GrafTech International Ltd. (a)	6,026
79	Rockwell Automation, Inc.	6,916
26	Roper Industries, Inc.	2,246

		16,818

	Industrial Conglomerates — 0.2%
19	3M Co.	1,817

	Machinery — 3.7%
9	3D Systems Corp. (a)	389
87	Barnes Group, Inc.	2,149
49	Chart Industries, Inc. (a)	2,380
13	CLARCOR, Inc.	595
1	Cummins, Inc.	117
103	Danaher Corp.	5,705
31	Deere & Co.	3,041
12	Donaldson Co., Inc.	715
30	Flowserve Corp.	3,775
2	Graco, Inc.	113
11	IDEX Corp.	539
29	Joy Global, Inc.	2,919
60	Lindsay Corp.	4,394
9	Manitowoc Co., Inc. (The)	192
77	Meritor, Inc. (a)	1,330

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
53	PACCAR, Inc.	2,802
2	Pentair, Inc.	63
221	Robbins & Myers, Inc.	9,601
89	Terex Corp. (a)	3,110
6	Trinity Industries, Inc.	226
5	Valmont Industries, Inc.	493
46	Wabash National Corp. (a)	504
22	WABCO Holdings, Inc. (a)	1,651
23	Wabtec Corp.	1,667

		48,470

	Marine — 0.0% (g)
3	Alexander & Baldwin, Inc.	158

	Professional Services — 0.5%
10	CoStar Group, Inc. (a)	711
16	FTI Consulting, Inc. (a)	639
23	IHS, Inc., Class A (a)	2,029
1	Korn/Ferry International (a)	10
3	Manpower, Inc.	202
1	Resources Connection, Inc.	10
110	Robert Half International, Inc.	3,350

		6,951

	Road & Rail — 0.5%
80	Avis Budget Group, Inc. (a)	1,517
42	Con-way, Inc.	1,633
59	Genesee & Wyoming, Inc., Class A (a)	3,687
1	Kansas City Southern (a)	52

		6,889

	Trading Companies & Distributors — 0.6%
14	Fastenal Co.	923
94	GATX Corp.	3,967
22	MSC Industrial Direct Co., Class A	1,595
38	TAL International Group, Inc.	1,360

		7,845

	Total Industrials	167,406

	Information Technology — 18.3%
	Communications Equipment — 1.8%
23	Acme Packet, Inc. (a)	1,873
3	ADTRAN, Inc.	107
25	Arris Group, Inc. (a)	301
201	Aruba Networks, Inc. (a)	7,233
97	Ciena Corp. (a)	2,731
83	Finisar Corp. (a)	2,329
113	Infinera Corp. (a)	886

SEE NOTES TO FINANCIAL STATEMENTS.

20	HIGHBRIDGE FUNDS	APRIL 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Communications Equipment — Continued
—	(h)	Ixia (a)	3
58		Juniper Networks, Inc. (a)	2,209
—	(h)	Loral Space & Communications, Inc. (a)	19
17		Motorola Solutions, Inc. (a)	800
4		Polycom, Inc. (a)	236
25		Riverbed Technology, Inc. (a)	861
4		Sonus Networks, Inc. (a)	15
689		Tellabs, Inc.	3,388
16		ViaSat, Inc. (a)	632

			23,623

		Computers & Peripherals — 1.1%
1		Avid Technology, Inc. (a)	11
4		Diebold, Inc.	149
179		EMC Corp. (a)	5,063
50		NetApp, Inc. (a)	2,579
9		SanDisk Corp. (a)	435
31		STEC, Inc. (a)	638
52		Stratasys, Inc. (a)	2,810
64		Western Digital Corp. (a)	2,557

			14,242

		Electronic Equipment, Instruments & Components — 2.3%
40		Amphenol Corp., Class A	2,238
3		Anixter International, Inc.	195
51		Arrow Electronics, Inc. (a)	2,334
90		Avnet, Inc. (a)	3,279
1		Benchmark Electronics, Inc. (a)	12
—	(h)	Cognex Corp.	13
152		Corning, Inc.	3,177
99		Dolby Laboratories, Inc., Class A (a)	4,974
124		FLIR Systems, Inc.	4,365
6		Ingram Micro, Inc., Class A (a)	107
23		National Instruments Corp.	702
104		Plexus Corp. (a)	3,798
10		Scansource, Inc. (a)	359
45		SYNNEX Corp. (a)	1,521
54		Trimble Navigation Ltd. (a)	2,522
7		TTM Technologies, Inc. (a)	133

			29,729

		Internet Software & Services — 0.7%
24		Akamai Technologies, Inc. (a)	819
10		Dice Holdings, Inc. (a)	184
13		eBay, Inc. (a)	434
1		Equinix, Inc. (a)	141
14		Limelight Networks, Inc. (a)	91

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet Software & Services — Continued
33		MercadoLibre, Inc., (Argentina)	3,047
3		Monster Worldwide, Inc. (a)	43
3		NIC, Inc.	42
68		Rackspace Hosting, Inc. (a)	3,139
21		RightNow Technologies, Inc. (a)	777
65		Yahoo!, Inc. (a)	1,150

			9,867

		IT Services — 4.7%
50		Alliance Data Systems Corp. (a)	4,743
127		Automatic Data Processing, Inc.	6,928
4		Broadridge Financial Solutions, Inc.	91
39		Cognizant Technology Solutions Corp., Class A (a)	3,194
22		Fidelity National Information Services, Inc.	730
6		Forrester Research, Inc.	229
9		Gartner, Inc. (a)	386
123		International Business Machines Corp.	20,938
75		Jack Henry & Associates, Inc.	2,541
12		ManTech International Corp., Class A (a)	537
—	(h)	MasterCard, Inc., Class A	2
102		Paychex, Inc.	3,344
265		SAIC, Inc. (a)	4,615
6		Syntel, Inc.	309
51		Teradata Corp. (a)	2,829
8		Total System Services, Inc.	157
150		VeriFone Systems, Inc. (a)	8,243
33		Wright Express Corp. (a)	1,874

			61,690

		Office Electronics — 0.3%
410		Xerox Corp.	4,132

		Semiconductors & Semiconductor Equipment — 4.8%
526		Advanced Micro Devices, Inc. (a)	4,790
1		Altera Corp.	57
99		Applied Materials, Inc.	1,546
204		Atmel Corp. (a)	3,123
4		Broadcom Corp., Class A (a)	124
35		Brooks Automation, Inc. (a)	424
14		Cabot Microelectronics Corp. (a)	696
180		Cavium Networks, Inc. (a)	8,507
284		Cree, Inc. (a)	11,590
25		Cymer, Inc. (a)	1,196
104		FormFactor, Inc. (a)	1,075
11		Integrated Device Technology, Inc. (a)	90
288		Intersil Corp., Class A	4,248

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	21

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Semiconductors & Semiconductor Equipment — Continued
41		Microchip Technology, Inc.	1,689
—	(h)	Microsemi Corp. (a)	3
36		NetLogic Microsystems, Inc. (a)	1,564
29		Power Integrations, Inc.	1,182
25		Rambus, Inc. (a)	490
21		Silicon Laboratories, Inc. (a)	936
18		Skyworks Solutions, Inc. (a)	569
34		Teradyne, Inc. (a)	552
397		Texas Instruments, Inc.	14,120
44		TriQuint Semiconductor, Inc. (a)	601
72		Varian Semiconductor Equipment Associates, Inc. (a)	3,007

			62,179

		Software — 2.6%
2		ANSYS, Inc. (a)	92
43		Ariba, Inc. (a)	1,506
10		Aspen Technology, Inc. (a)	155
2		Bottomline Technologies, Inc. (a)	51
2		Citrix Systems, Inc. (a)	169
30		CommVault Systems, Inc. (a)	1,166
43		Concur Technologies, Inc. (a)	2,488
10		FactSet Research Systems, Inc.	1,137
82		NetSuite, Inc. (a)	2,831
—	(h)	Nuance Communications, Inc. (a)	2
1		Opnet Technologies, Inc.	20
6		Pegasystems, Inc.	208
—	(h)	Red Hat, Inc. (a)	1
17		Salesforce.com, Inc. (a)	2,402
61		SuccessFactors, Inc. (a)	2,128
5		Take-Two Interactive Software, Inc. (a)	74
53		Taleo Corp., Class A (a)	1,937
85		TIBCO Software, Inc. (a)	2,543
733		TiVo, Inc. (a)	7,011
86		VMware, Inc., Class A (a)	8,188

			34,109

		Total Information Technology	239,571

		Materials — 6.1%
		Chemicals — 2.7%
1		A Schulman, Inc.	34
28		Albemarle Corp.	1,964
2		Balchem Corp.	83
140		Calgon Carbon Corp. (a)	2,408
53		Celanese Corp., Class A	2,639
100		E.l. du Pont de Nemours & Co.	5,687

SHARES		SECURITY DESCRIPTION	VALUE($)

		Chemicals — Continued
14		Eastman Chemical Co.	1,453
6		FMC Corp.	543
9		International Flavors & Fragrances, Inc.	584
12		Intrepid Potash, Inc. (a)	397
59		Mosaic Co. (The)	4,451
13		Nalco Holding Co.	372
26		Praxair, Inc.	2,796
4		RPM International, Inc.	94
19		Scotts Miracle-Gro Co. (The), Class A	1,075
2		Sensient Technologies Corp.	89
42		Sherwin-Williams Co. (The)	3,431
52		Solutia, Inc. (a)	1,372
80		Valspar Corp.	3,132
37		Westlake Chemical Corp.	2,459

			35,063

		Construction Materials — 0.2%
31		Texas Industries, Inc.	1,301
16		Vulcan Materials Co.	734

			2,035

		Containers & Packaging — 0.8%
2		Ball Corp.	75
—	(h)	Bemis Co., Inc.	3
28		Crown Holdings, Inc. (a)	1,054
51		Greif, Inc., Class A	3,139
6		Owens-Illinois, Inc. (a)	178
64		Sonoco Products Co.	2,204
164		Temple-Inland, Inc.	3,862

			10,515

		Metals & Mining — 1.8%
480		Alcoa, Inc.	8,160
45		Allegheny Technologies, Inc.	3,239
7		Allied Nevada Gold Corp. (a)	316
128		Carpenter Technology Corp.	6,587
84		Commercial Metals Co.	1,401
3		Kaiser Aluminum Corp.	156
2		Nucor Corp.	115
1		Royal Gold, Inc.	69
—	(h)	Schnitzer Steel Industries, Inc., Class A	6
1		Stillwater Mining Co. (a)	17
121		Titanium Metals Corp. (a)	2,426
101		U.S. Gold Corp. (a)	953
28		Worthington Industries, Inc.	609

			24,054

SEE NOTES TO FINANCIAL STATEMENTS.

22	HIGHBRIDGE FUNDS	APRIL 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Paper & Forest Products — 0.6%
17		Clearwater Paper Corp. (a)	1,321
247		Louisiana-Pacific Corp. (a)	2,299
137		MeadWestvaco Corp.	4,628

			8,248

		Total Materials	79,915

		Telecommunication Services — 1.6%
		Diversified Telecommunication Services — 1.0%
133		AT&T, Inc.	4,129
20		CenturyLink, Inc.	798
993		Frontier Communications Corp.	8,212
1		tw telecom, inc. (a)	13

			13,152

		Wireless Telecommunication Services — 0.6%
34		American Tower Corp., Class A (a)	1,791
111		Clearwire Corp., Class A (a)	538
86		Crown Castle International Corp. (a)	3,678
31		SBA Communications Corp., Class A (a)	1,208
3		U.S. Cellular Corp. (a)	124

			7,339

		Total Telecommunication Services	20,491

		Utilities — 6.4%
		Electric Utilities — 2.0%
20		Allete, Inc.	823
72		Cleco Corp.	2,523
175		Duke Energy Corp.	3,267
—	(h)	Empire District Electric Co. (The)	2
70		FirstEnergy Corp.	2,799
4		IDACORP, Inc.	139
3		MGE Energy, Inc.	109
62		NextEra Energy, Inc.	3,518
25		Northeast Utilities	898
1		Pepco Holdings, Inc.	21
199		PPL Corp.	5,471
25		Progress Energy, Inc.	1,207
113		Southern Co.	4,420
49		UIL Holdings Corp.	1,562
2		Westar Energy, Inc.	58

			26,817

		Gas Utilities — 1.0%
27		National Fuel Gas Co.	1,993
98		New Jersey Resources Corp.	4,309
15		Northwest Natural Gas Co.	707
50		Oneok, Inc.	3,473

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — Continued
46	Piedmont Natural Gas Co., Inc.	1,455
34	Questar Corp.	594
2	South Jersey Industries, Inc.	92

		12,623

	Independent Power Producers & Energy Traders — 0.7%
242	Calpine Corp. (a)	4,047
855	GenOn Energy, Inc. (a)	3,360
9	NRG Energy, Inc. (a)	213
50	Ormat Technologies, Inc.	1,236

		8,856

	Multi-Utilities — 2.7%
3	Alliant Energy Corp.	135
2	Black Hills Corp.	59
32	CenterPoint Energy, Inc.	599
1	Consolidated Edison, Inc.	68
415	Dominion Resources, Inc.	19,276
68	Integrys Energy Group, Inc.	3,566
132	MDU Resources Group, Inc.	3,161
1	OGE Energy Corp.	27
61	SCANA Corp.	2,542
185	Wisconsin Energy Corp.	5,771

		35,204

	Total Utilities	83,500

	Total Short Positions (Proceeds $1,246,753)	$1,301,260

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Fund owns fair valued securities with a value of $0 which amounts to 0.0% of total investments.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of April 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	23

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

Highbridge Statistical Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$1,301,884
Investments in affiliates, at value	2,557

Total investment securities, at value	1,304,441
Deposit at broker for securities sold short	1,307,468
Receivables:
Investment securities sold	293,602
Fund shares sold	4,426
Interest and dividends	532

Total Assets	2,910,469

LIABILITIES:
Payables:
Due to custodian	5
Securities sold short, at value	1,301,260
Dividends for securities sold short	586
Investment securities purchased	291,389
Interest expense for securities sold short	362
Fund shares redeemed	7,493
Accrued liabilities:
Investment advisory fees	1,559
Administration fees	12
Distribution fees	195
Custodian and accounting fees	193
Trustees’ and Chief Compliance Officer’s fees	8
Other	813

Total Liabilities	1,603,875

Net Assets	$1,306,594

SEE NOTES TO FINANCIAL STATEMENTS.

24	HIGHBRIDGE FUNDS	APRIL 30, 2011

Highbridge Statistical Market Neutral Fund
NET ASSETS:
Paid in capital	$1,406,641
Accumulated net investment loss	(15,495)
Accumulated net realized gains (losses)	(81,631)
Net unrealized appreciation (depreciation)	(2,921)

Total Net Assets	$1,306,594

Net Assets:
Class A	$610,962
Class C	106,412
Select Class	589,220

Total	$1,306,594

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	39,986
Class C	7,083
Select Class	38,179

Net Asset Value:
Class A — Redemption price per share	$15.28
Class C — Offering price per share (a)	15.02
Select Class — Offering and redemption price per share	15.43
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.13

Cost of investments in non-affiliates	$1,250,298
Cost of investments in affiliates	2,557
Proceeds from securities sold short	1,246,753

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	25

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

Highbridge Statistical Market Neutral Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$12,339
Dividend income from affiliates	25

Total investment income	12,364

EXPENSES:
Investment advisory fees	13,633
Administration fees	698
Distribution fees:
Class A	824
Class C	501
Shareholder servicing fees:
Class A	824
Class C	167
Select Class	956
Custodian and accounting fees	199
Interest expense to affiliates	4
Professional fees	34
Trustees’ and Chief Compliance Officer’s fees	8
Printing and mailing costs	193
Registration and filing fees	66
Transfer agent fees	1,047
Other	15
Dividend expense on securities sold short	11,459
Interest expense to non-affiliates on securities sold short	1,869

Total expenses	32,497

Less amounts waived	(4,648)
Less earnings credits	(1)

Net expenses	27,848

Net investment income (loss)	(15,484)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	444,512
Securities sold short	(381,989)

Net realized gain (loss)	62,523

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(107,168)
Securities sold short	58,568

Change in net unrealized appreciation (depreciation)	(48,600)

Net realized/unrealized gains (losses)	13,923

Change in net assets resulting from operations	$(1,561)

SEE NOTES TO FINANCIAL STATEMENTS.

26	HIGHBRIDGE FUNDS	APRIL 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(15,484)	$(71,184)
Net realized gain (loss)	62,523	(36,903)
Change in net unrealized appreciation (depreciation)	(48,600)	(17,909)

Change in net assets resulting from operations	(1,561)	(125,996)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(939,989)	(1,046,168)

NET ASSETS:
Change in net assets	(941,550)	(1,172,164)
Beginning of period	2,248,144	3,420,308

End of period	$1,306,594	$2,248,144

Accumulated net investment loss	$(15,495)	$(11)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$129,664	$499,510
Cost of shares redeemed	(334,277)	(716,947)

Change in net assets from Class A capital transactions	$(204,613)	$(217,437)

Class C
Proceeds from shares issued	$4,457	$40,044
Cost of shares redeemed	(69,630)	(155,426)

Change in net assets from Class C capital transactions	$(65,173)	$(115,382)

Select Class
Proceeds from shares issued	$134,577	$760,995
Cost of shares redeemed	(804,780)	(1,474,344)

Change in net assets from Select Class capital transactions	$(670,203)	$(713,349)

Total change in net assets from capital transactions	$(939,989)	$(1,046,168)

SHARE TRANSACTIONS:
Class A
Issued	8,585	32,052
Redeemed	(22,132)	(46,191)

Change in Class A Shares	(13,547)	(14,139)

Class C
Issued	299	2,590
Redeemed	(4,686)	(10,128)

Change in Class C Shares	(4,387)	(7,538)

Select Class
Issued	8,830	48,413
Redeemed	(52,883)	(94,236)

Change in Select Class Shares	(44,053)	(45,823)

SEE NOTES TO FINANCIAL STATEMENTS.

28	HIGHBRIDGE FUNDS	APRIL 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2011	HIGHBRIDGE FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
Highbridge Statistical Market Neutral Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$15.21	$(0.16	)(f)	$0.23	$0.07	$—	$—	$—	$15.28
Year Ended October 31, 2010	15.88	(0.39	)(f)	(0.28)	(0.67)	—	—	—	15.21
Year Ended October 31, 2009	16.27	(0.36	)(f)	(0.01)	(0.37)	(0.02)	—	(0.02)	15.88
Year Ended October 31, 2008	15.62	0.05	(f)	1.34	1.39	(0.74)	—	(0.74)	16.27
Year Ended October 31, 2007	15.92	0.28		(0.38)	(0.10)	(0.16)	(0.04)	(0.20)	15.62
November 30, 2005(g) through October 31, 2006	15.00	0.43	(f)	0.52	0.95	(0.03)	—	(0.03)	15.92

Class C
Six Months Ended April 30, 2011 (Unaudited)	14.99	(0.19	)(f)	0.22	0.03	—	—	—	15.02
Year Ended October 31, 2010	15.73	(0.46	)(f)	(0.28)	(0.74)	—	—	—	14.99
Year Ended October 31, 2009	16.18	(0.44	)(f)	— (h)	(0.44)	(0.01)	—	(0.01)	15.73
Year Ended October 31, 2008	15.52	(0.02	)(f)	1.32	1.30	(0.64)	—	(0.64)	16.18
Year Ended October 31, 2007	15.86	0.21		(0.39)	(0.18)	(0.12)	(0.04)	(0.16)	15.52
November 30, 2005(g) through October 31, 2006	15.00	0.34	(f)	0.54	0.88	(0.02)	—	(0.02)	15.86

Select Class
Six Months Ended April 30, 2011 (Unaudited)	15.35	(0.14	)(f)	0.22	0.08	—	—	—	15.43
Year Ended October 31, 2010	15.98	(0.35	)(f)	(0.28)	(0.63)	—	—	—	15.35
Year Ended October 31, 2009	16.34	(0.32	)(f)	(0.01)	(0.33)	(0.03)	—	(0.03)	15.98
Year Ended October 31, 2008	15.68	0.13	(f)	1.31	1.44	(0.78)	—	(0.78)	16.34
Year Ended October 31, 2007	15.95	0.44		(0.50)	(0.06)	(0.17)	(0.04)	(0.21)	15.68
November 30, 2005(g) through October 31, 2006	15.00	0.47	(f)	0.51	0.98	(0.03)	—	(0.03)	15.95

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencing for the year ended October 31, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to October 31, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

30	HIGHBRIDGE FUNDS	APRIL 30, 2011

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)	Net expenses (excluding dividend and interest expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

0.46%	$610,962	3.63%	1.94%	(2.09)%	4.23%	2.54%	350%	744%
(4.22)	814,296	3.76	1.92	(2.51)	4.32	2.48	496	1,017
(2.25)	1,074,747	4.01	1.95	(2.23)	4.52	2.46	638	1,276
9.33	502,087	3.31	1.96	0.31	3.80	2.45	796	—
(0.69)	185,022	3.67	1.95	2.45	4.13	2.41	396	—
6.32	34,345	3.19	1.95	3.00	3.73	2.49	274	—

0.20	106,412	4.15	2.44	(2.58)	4.75	3.04	350	744
(4.70)	171,961	4.27	2.43	(3.01)	4.83	2.99	496	1,017
(2.73)	299,034	4.51	2.45	(2.74)	5.02	2.96	638	1,276
8.73	137,773	3.81	2.46	(0.11)	4.30	2.95	796	—
(1.17)	67,702	4.17	2.45	1.82	4.63	2.91	396	—
5.88	27,614	3.75	2.45	2.38	4.30	3.00	274	—

0.52	589,220	3.42	1.69	(1.79)	4.02	2.29	350	744
(3.94)	1,261,887	3.52	1.68	(2.26)	4.08	2.24	496	1,017
(2.01)	2,046,527	3.76	1.70	(1.99)	4.27	2.21	638	1,276
9.61	937,314	3.06	1.71	0.79	3.55	2.20	796	—
(0.42)	1,021,662	3.42	1.70	2.43	3.88	2.16	396	—
6.55	787,116	2.96	1.70	3.24	3.49	2.23	274	—

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Highbridge Statistical Market Neutral Fund	Class A, Class C and Select Class	Diversified

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32	HIGHBRIDGE FUNDS	APRIL 30, 2011

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$230,506	$—	$—		$230,506
Consumer Staples	90,356	—	—		90,356
Energy	119,418	—	—		119,418
Financials	135,644	—	—	(a)	135,644
Health Care	134,889	—	—		134,889
Industrials	173,305	—	—		173,305
Information Technology	251,464	—	—		251,464
Materials	73,846	—	—		73,846
Telecommunication Services	13,976	—	—		13,976
Utilities	78,480	—	—		78,480

Total Common Stocks	1,301,884	—	—		1,301,884

Short-Term Investment
Investment Company	2,557	—	—		2,557

Total Investments in Securities	$1,304,441	$—	$—	(a)	$1,304,441

Liabilities
Common Stocks
Consumer Discretionary	$(233,325)	$—	$—		$(233,325)
Consumer Staples	(107,800)	—	—		(107,800)
Energy	(115,684)	—	—		(115,684)
Financials	(151,515)	—	—		(151,515)
Health Care	(102,053)	—	—		(102,053)
Industrials	(166,902)	(504)	—		(167,406)
Information Technology	(239,571)	—	—		(239,571)
Materials	(79,915)	—	—		(79,915)
Telecommunication Services	(20,491)	—	—		(20,491)
Utilities	(83,500)	—	—		(83,500)

Total Liabilities	$(1,300,756)	$(504)	$—		$(1,301,260)

(a)	Security has zero value.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 10/31/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases [1]	Sales [2]	Transfers into Level 3		Transfers out of Level 3	Balance as of 04/30/11
Investments in Securities
Common Stocks —Financials	$—	$—	$—	$—	$—	$—	$—	(a)	$—	$—	(a)

Total	$—	$—	$—	$—	$—	$—	$—	(a)	$—	$—	(a)

(a)	Security has zero value
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

APRIL 30, 2011	HIGHBRIDGE FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to zero. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense on securities sold short, respectively, on the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statement of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statement of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of April 30, 2011, the Fund had outstanding short sales as listed on its SOI.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which

34	HIGHBRIDGE FUNDS	APRIL 30, 2011

is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.75% of the Fund’s average daily net assets. Currently, the annual fee rate is 1.50% of the Fund’s average daily net assets. The fee is contractually limited to 1.50% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor, on behalf of the Fund, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMorgan Asset Management Holdings, Inc. For its services as sub-advisor, HCM receives a portion of the fees payable to the Advisor.

The fee is accrued daily and paid monthly at an annual fee rate of 1.25% of the Fund’s average daily net assets. Currently, the annual fee rate is 1.10% of the Fund’s average daily net assets. The fee is contractually limited to 1.10% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2011, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2011, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$4	$4

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody services for the Fund. JPMIS provides portfolio accounting services for the Fund. The amounts paid directly to JPMCB and JPMIS by the Fund for custody and accounting services, respectively, are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.95%	2.45%	1.70%

The contractual expense limitation agreements were in effect for the six months ended April 30, 2011. The expense limitation percentages in the table above are in place until at least February 29, 2012.

APRIL 30, 2011	HIGHBRIDGE FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

For the six months ended April 30, 2011, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$2,098	$549	$1,948	$4,595

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended April 30, 2011 was approximately $53,000.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to accordance with the Plan performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2011, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2011, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$5,419,918	$6,518,166	$5,022,499	$6,095,594

During the six months ended April 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2011, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,252,855	$62,609	$11,023	$51,586

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are

36	HIGHBRIDGE FUNDS	APRIL 30, 2011

taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2011. Average borrowings from the Facility for the six months ended April 30, 2011, were as follows (amounts in thousands):

Average Borrowings	Number of Days Outstanding	Interest Paid
$10,690	1	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their client’s holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

As of April 30, 2011, the Fund pledged substantially all of its assets for securities sold short to Morgan Stanley & Co. Incorporated. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities, are held at Morgan Stanley Co. Incorporated.

APRIL 30, 2011	HIGHBRIDGE FUNDS	37

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2010, and continued to hold your shares at the end of the reporting period, April 30, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011*	Annualized Expense Ratio
Highbridge Statistical Market Neutral Fund
Class A
Actual	$1,000.00	$1,004.60	$18.04	3.63%
Hypothetical	1,000.00	1,006.79	18.06	3.63
Class C
Actual	1,000.00	1,002.00	20.60	4.15
Hypothetical	1,000.00	1,004.22	20.62	4.15
Select Class
Actual	1,000.00	1,005.20	17.00	3.42
Hypothetical	1,000.00	1,007.84	17.03	3.42

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

38	HIGHBRIDGE FUNDS	APRIL 30, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011 All rights reserved. April 2011.	SAN-HSMN-411

Semi-Annual Report

J.P. Morgan International Equity Funds

April 30, 2011 (Unaudited)

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Equity Income Fund

JPMorgan Global Focus Fund

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 18, 2011 (Unaudited)

Dear Shareholder:

In late summer of 2010, concerns over deflation and whether the economy might double-dip and head back into recession generated uncertainty about the sustainability of the recovery among investors. In response to these risks, the Federal Reserve (the “Fed”) implemented monetary stimulus in the form of a second round of quantitative easing (“QE2”).

Today, concerns about inflation and the risks associated with higher interest rates have replaced deflationary worries, and a host of geopolitical disruptions — such as the sovereign debt problems in Europe and higher oil prices triggered by tensions in the Middle East — are casting new uncertainties about the sustainability of economic growth.

“Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.”

Despite these headwinds, the U.S. equity markets have held up well. At the end of Q42010, for example, investors responded warmly to QE2 and a continued rebound in corporate profits by sending the Standard & Poor’s 500 Index (“S&P500”) on an impressive rally that produced the second year of double-digit returns. Although the markets suffered a setback following the devastating earthquake and tsunami in Japan during March, stocks recovered quickly as investors demonstrated their willingness to embrace riskier assets such as commodities, as well as small cap and international stocks.

Despite the potential impact of geopolitical risks and other crises on future growth, we are encouraged by some meaningful signs of economic health such as strong corporate earnings and reduced debt-service costs for consumers and corporations.

Investors respond to strong corporate profits

Strong corporate earnings and ongoing monetary and fiscal stimulus helped stocks get off to a strong start in 2011. As of the end of the six-month reporting period ended April 30th, 2011, the S&P500 Index had risen 16.4% to a level of 1,364.

Despite lingering concerns about Europe’s sovereign debt problems, international stocks held up relatively well as investors’ concerns temporarily abated due to successful Spanish, Portuguese and Italian bond issues in the first quarter of 2011. There was also optimism among some investors that Germany would adopt a more flexible stance on the Eurozone rescue fund. As of the end of the six-month reporting period ended April 30th, 2011, the MSCI EAFE Index (Europe, Australasia and the Far East) had risen 12.7%.

Emerging markets, on the other hand, experienced mixed performance. Although China, India, and Brazil have experienced robust economic growth, all three countries are now grappling with rising inflation concerns. The MSCI EM (Emerging Markets) Index returned 9.7% as of the end of the six-month reporting period ending April 30th, 2011.

U.S Treasury yields rise and high yield bonds gain

Improved economic expectations and a U.S. stock market rally have resulted in higher U.S. Treasury yields over the past six months. The yield on the 10-year U.S. Treasury bond rose from 2.6% to 3.3% as of the end of the six-month reporting period ended April 30th, 2011, while yields on the 30-year U.S. Treasury bond climbed from 4.0% to 4.4%, and yields on the 2-year U.S. Treasury bond increased from 0.3% to 0.6% as of the end of the same period.

High yield continued to be the best performing area of the bond market, with the Barclays Capital High Yield Index returning 6.2%, the Barclays Capital U.S. Aggregate Bond Index returning 0.02%, and the Barclays Capital Emerging Markets Index returning 0.03%, during the six-month reporting period.

Protecting portfolios from higher inflation and rate risks

Although inflation still remains low in the U.S., there are signs that inflationary pressures may increase as the economic expansion continues. Additionally, the Fed is set to end its QE2 Treasury bond buying program at the end of June, and possibly begin to raise the federal funds rate by the end of this year. Thus, one of the questions we face: how should investors protect themselves against the risks of inflation and higher long-term rates?

An important message from the first quarter is to have both a balanced view of the world and a balanced portfolio to match. Given the uncertainty in the current environment, we believe the most reasonable approach is to stay balanced and diversified by investing in a variety of asset classes.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

Developed Markets

Despite political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, international stocks, as measured by the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, and Far East (“EAFE”) Index, rallied during the six months ended April 30, 2011, gaining 12.71%. Better-than-expected corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support stock prices during the reporting period. European stocks were relatively strong during the reporting period, as concerns about sovereign debt receded after successful Spanish, Portuguese and Italian bond issues in the first quarter of 2011. There was also optimism among some investors that Germany would adopt a more flexible stance on the Eurozone rescue fund.

Emerging Markets

Emerging market stocks underperformed stocks in developed markets but still gained for the six months ended April 30, 2011, as the MSCI Emerging Markets Index returned 9.74%. While strong economic growth continued to attract investors to emerging market equities, the threat of rising inflation kept the emerging market stock market relatively subdued during the reporting period.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13.40%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (gross of foreign withholding taxes)	9.84%
MSCI Emerging Markets Index (net of foreign withholding taxes) . . . . . . . . . . . . . . .	9.74%

Net Assets as of 4/30/2011 (In Thousands) . . . . . . . . . . . . . . . . . . . . .	$262,920

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Emerging Markets Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s stock selection in the materials sectors contributed to relative performance, while the Fund’s stock selection in the energy sector detracted from relative performance. During the reporting period, the Fund changed its primary benchmark from a version of the Benchmark that is gross of foreign withholding taxes on dividends reinvested to a version of the Benchmark that is net of foreign withholding taxes on dividends reinvested, which more accurately reflects the expenses that an investor investing in the securities included in the Benchmark would incur.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in HTC Corp., KGHM Polska Miedz S.A. and Honam Petrochemical Corp. Shares of HTC Corp., a Taiwanese provider of mobile handsets, gained on strong first-quarter sales, buoyed by rising demand for smartphones that use Google Inc.’s Android system and models that offer higher connection speeds. Shares of Poland-based copper ore mining company KGHM Polska Miedz S.A. benefited from strong demand and pricing for copper.

Shares of Korean petrochemical maker Honam Petrochemical Corp. benefited from strong prices for petrochemicals, as a result of low supply due to shutdowns and reduced production capacity of industry competitors.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Commercial International Bank Egypt SAE and OGX Petroleo e Gas Participacoes S.A. Shares of Commercial International Bank Egypt SAE declined on investors’ concerns surrounding the political instability in Egypt. OGX Petroleo e Gas Participacoes S.A. is a Brazil-based company focused on oil and natural gas exploration and production in offshore sedimentary basins. The stock declined on investors’ concerns about its oil and gas reserve growth.

Not owning shares of Russian energy company Gazprom Oao also detracted from relative performance, as the stock, which was held in the Benchmark, benefited from rising oil prices during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the information technology sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	3.1%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.6
3.	Vale S.A., ADR (Brazil)	2.5
4.	Sasol Ltd. (South Africa)	2.1
5.	Hyundai Motor Co. (South Korea)	2.0
6.	CNOOC Ltd. (Hong Kong)	1.9
7.	Sberbank of Russia (Russia)	1.9
8.	PetroChina Co., Ltd., Class H (China)	1.8
9.	Hon Hai Precision Industry Co., Ltd., GDR (Taiwan)	1.8
10.	Itau Unibanco Holding S.A., ADR (Preferred Stock) (Brazil)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
South Korea	15.5%
Brazil	15.3
Taiwan	10.5
South Africa	10.2
China	7.5
Russia	7.5
Hong Kong	6.0
India	5.4
Turkey	4.6
Thailand	4.1
United States	3.7
Poland	3.6
Mexico	1.8
Others (each less than 1.0%)	4.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/08
Without Sales Charge		13.24%	28.69%	3.58%	3.63%
With Sales Charge**		7.30	21.92	1.73	1.88
CLASS C SHARES	2/28/08
Without CDSC		13.05	28.00	3.07	3.11
With CDSC***		12.05	27.00	3.07	3.11
CLASS R5 SHARES	2/28/08	13.52	29.19	4.04	4.08
SELECT CLASS SHARES	2/28/08	13.40	28.96	3.83	3.88

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund’s primary benchmark changed from the MSCI Emerging

Markets Index (gross of withholding taxes) to the MSCI Emerging Markets Index (net of withholding taxes) because the Advisor believes the net of withholding taxes version of the index more accurately represents the Fund’s performance. The Lipper Emerging Markets Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	6.19%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (gross of foreign withholding taxes)	9.84%
MSCI Emerging Markets Index (net of foreign withholding taxes)	9.74%

Net Assets as of 4/30/2011 (In Thousands)	$2,122,477

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI Emerging Markets Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s stock selection and underweight versus the Benchmark in the energy sector detracted from relative performance, while the Fund’s stock selection in the consumer discretionary sector contributed to relative performance. During the reporting period, the Fund changed its primary benchmark from a version of the Benchmark that is gross of foreign withholding taxes on dividends reinvested to a version of the Benchmark that is net of foreign withholding taxes on dividends reinvested, which more accurately reflects the expenses that an investor investing in the securities included in the Benchmark would incur.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Turkiye Garanti Bankasi A/S and China Merchants Bank Co., Ltd. Shares of Turkiye Garanti Bankasi A/S, a Turkish bank, declined on investors’ concerns about Turkey’s growing account deficit. Shares of China Merchants Bank Co., Ltd. declined as many investors became concerned that the Chinese government’s measures to cool the country’s surging property market would negatively impact the company’s consumer loan business.

Not owning shares of Russian energy company Gazprom Oao also detracted from relative performance, as the stock, which was held in the Benchmark, benefited from rising oil prices during the reporting period.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Anhui Conch Cement Co., Ltd., Hyundai Motor Co. and Hyundai Mobis. Shares of Chinese cement company Anhui Conch Cement Co., Ltd. advanced due to favorable pricing for the company’s products as a result of consolidation in the Chinese construction industry. The stock also benefited from the announcement that the government would build ten million units of social housing in 2011. Shares of Hyundai Motor Co., a Korean automobile manufacturer, and Hyundai Mobis, a Korean auto parts manufacturer, benefited from improving auto exports driven by strong U.S. demand.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings against the Benchmark, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest overweight was in the consumer staples sector and the Fund’s largest underweight was in the energy sector.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Housing Development Finance Corp., Ltd. (India)	4.3%
2.	Vale S.A., ADR (Brazil)	4.1
3.	Petroleo Brasileiro S.A., ADR (Brazil)	3.3
4.	Samsung Electronics Co., Ltd. (South Korea)	3.0
5.	CNOOC Ltd. (Hong Kong)	2.9
6.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.7
7.	Anhui Conch Cement Co., Ltd., Class H (China)	2.6
8.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.6
9.	China Merchants Bank Co., Ltd., Class H (China)	2.5
10.	Hyundai Motor Co. (South Korea)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	15.4%
China	12.7
India	11.9
South Korea	10.0
Hong Kong	9.8
South Africa	8.6
Taiwan	5.7
Mexico	5.1
Russia	3.8
Turkey	3.3
Indonesia	3.0
Luxembourg	2.2
Hungary	1.3
Chile	1.2
United States	1.1
Others (each less than 1.0%)	0.8
Short-Term Investment	4.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		5.97%	16.71%	9.48%	15.53%
With Sales Charge**		0.41	10.59	8.30	14.91
CLASS B SHARES	9/28/01
Without CDSC		5.69	16.11	8.94	15.11
With CDSC***		0.69	11.11	8.65	15.11
CLASS C SHARES	2/28/06
Without CDSC		5.74	16.12	8.94	15.02
With CDSC****		4.74	15.12	8.94	15.02
INSTITUTIONAL CLASS SHARES	11/15/93	6.19	17.19	9.93	16.09
SELECT CLASS SHARES	9/10/01	6.11	17.01	9.75	15.81

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/01 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from April 30, 2001 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund’s primary benchmark changed from the MSCI Emerging Markets Index (gross of withholding taxes) to the MSCI Emerging Markets Index (net of withholding taxes) because the Advisor believes the net of withholding taxes version of the index more accurately represents the Fund’s performance. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan Global Equity Income Fund

FUND SUMMARY

FOR THE PERIOD FEBRUARY 28, 2011 (FUND INCEPTION DATE) THROUGH APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.73%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	3.22%

Net Assets as of 4/30/2011 (In Thousands)	$3,113

INVESTMENT OBJECTIVE AND STRATEGIES**

The JPMorgan Global Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and generally focuses on investments in dividend yielding securities. Under normal circumstances, the Fund invests at least 40% of its total assets in countries other than the United States and may invest in emerging markets. The Fund uses a bottom-up stock selection approach, focusing on dividend-yielding equity securities the adviser believes are undervalued and possess the potential for long-term earnings power and strong cash flow generation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	BASF SE (Germany)	2.6%
2.	Royal Dutch Shell plc, Class A (Netherlands)	2.5
3.	E.l. du Pont de Nemours & Co. (United States)	2.4
4.	GDF Suez (France)	2.3
5.	Time Warner, Inc. (United States)	2.2
6.	Coca-Cola Co. (The) (United States)	2.1
7.	British American Tobacco plc (United Kingdom)	2.0
8.	Allianz SE (Germany)	1.9
9.	Banco Santander S.A. (Spain)	1.9
10.	Sumitomo Corp. (Japan)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
United States	30.4%
France	17.5
United Kingdom	9.5
Germany	7.8
Netherlands	5.2
Italy	4.5
Spain	3.2
China	3.1
Japan	3.0
Australia	2.9
Singapore	2.7
Hong Kong	1.9
Switzerland	1.9
Finland	1.4
Greece	1.3
Sweden	1.3
South Korea	1.0
Others (each less than 1.0%)	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Equity Income Fund

FUND SUMMARY

FOR THE PERIOD FEBRUARY 28, 2011 (FUND INCEPTION DATE) THROUGH APRIL 30, 2011 (Unaudited) (continued)

TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	2/28/11
Without Sales Charge		3.64%
With Sales Charge*		(1.79)
CLASS C SHARES	2/28/11
Without CDSC		3.53
With CDSC**		2.53
CLASS R2 SHARES	2/28/11	3.62
CLASS R5 SHARES	2/28/11	3.74
SELECT CLASS SHARES	2/28/11	3.73

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Equity Income Fund and the MSCI World Index from February 28, 2011 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan Global Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	12.31%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	14.75%

Net Assets as of 4/30/2011 (In Thousands)	$6,412

INVESTMENT OBJECTIVE**

The JPMorgan Global Focus Fund (the “Fund”) seeks to provide long term capital growth by investing in a portfolio of equity securities in developed and emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI World Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s stock selection and underweight versus the Benchmark in the energy sector detracted from relative performance. The Fund’s stock selection in the basic industries sector contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s position in InterOil Corp., an integrated energy company operating in Papua New Guinea that was not held in the Benchmark. Shares of InterOil Corp. declined after the company reported a net loss for the fourth quarter.

Other individual detractors included the Fund’s overweight positions versus the Benchmark in Cisco Systems, Inc. and Teva Pharmaceutical Industries Ltd. Shares of Cisco Systems, Inc. declined after the U.S. communications company reported disappointing margins for the fiscal second quarter and lowered its outlook for its third-quarter earnings. Shares of Teva Pharmaceutical Industries Ltd., an Israeli pharmaceutical company, declined due to its disappointing earnings outlook for 2011 and investor concerns about management’s decision to produce non-generic drugs.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Nokian Renkaat OYJ and First Quantum Minerals Ltd, as well as its position in France-based Rhodia S.A., a specialty chemical provider that was not held in the Benchmark. Finnish tire provider Nokian Renkaat OYJ reported higher profit due to a rebound in global auto sales and strong demand in Russia and the Nordic countries. Shares of Canadian mining company First Quantum Minerals Ltd. were fueled by the firm’s strong growth prospects, stemming from a number of attractive projects. Shares of Rhodia S.A. rose after Belgian chemicals group Solvay announced a takeover bid for the company.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for stocks that possessed an attractive valuation signal (as measured by the Fund’s portfolio managers’ proprietary dividend discount model), high significant profit growth potential and a timely catalyst that would enable the stock to realize its inherent value. The Fund was largely unconstrained with regards to sector, regional and market-cap distribution.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.3%
2.	Japan Tobacco, Inc. (Japan)	2.1
3.	InterOil Corp. (Australia)	2.0
4.	Amazon.com, Inc. (United States)	1.9
5.	Nokian Renkaat OYJ (Finland)	1.9
6.	Carlsberg A/S, Class B (Denmark)	1.8
7.	First Quantum Minerals Ltd. (Canada)	1.8
8.	Lanxess AG (Germany)	1.8
9.	KBC Groep N.V. (Belgium)	1.7
10.	Walt Disney Co. (The) (United States)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United States	21.1%
United Kingdom	13.1
Japan	11.0
Germany	8.6
France	6.2
Netherlands	4.4
Hong Kong	4.2
Finland	3.6
Ireland	3.3
Belgium	2.9
Switzerland	2.9
Italy	2.7
Denmark	2.5
Canada	2.5
Austria	2.4
Australia	2.0
South Africa	1.4
Israel	1.3
South Korea	1.0
Others (each less than 1.0%)	2.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		12.24%	18.21%	5.65%	2.52%
With Sales Charge**		6.33	12.00	3.77	1.18
CLASS C SHARES	3/30/07
Without CDSC		11.90	17.53	5.12	1.99
With CDSC***		10.90	16.53	5.12	1.99
CLASS R5 SHARES	3/30/07	12.43	18.67	6.11	2.97
SELECT CLASS SHARES	3/30/07	12.31	18.46	5.91	2.77

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Focus Fund, the MSCI World Index and the Lipper Global Multi-Cap Value Funds Index from March 30, 2007 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Value Funds is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through April 30, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	12.45%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	12.71%

Net Assets as of 4/30/2011 (In Thousands)	$767,602

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI EAFE Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s stock selection in the financials and telecommunications services sectors detracted from the Fund’s relative performance, while the Fund’s underweight versus the Benchmark in the utilities sector, most notably Japanese utilities, and its stock selection in the consumer staples sector contributed to the Fund’s relative performance.

Individual detractors from the Fund’s relative performance included Nidec Corp. and China Life Insurance Co., Ltd. The Fund held overweight positions versus the Benchmark in these two stocks, which both underperformed during the reporting period. Shares of Nidec Corp., a Japanese manufacturer of electric motors and related components, declined due to disappointing fiscal third-quarter results and investors’ concerns about the repercussions from the earthquake and tsunami that struck Japan. Shares of China Life Insurance Co., Ltd., a Chinese insurance company, were weighed down by disappointing results and concerns about increased competition.

In addition, the Fund did not own shares of BASF SE, which was held by the Benchmark, and this detracted from the Fund’s relative performance, as this stock gained during the reporting period.

Individual contributors to the Fund’s relative performance included Komatsu Ltd. and BG Group Plc. The Fund held overweight positions versus the Benchmark in these two stocks, which both gained during the reporting period. Japanese construction equipment provider Komatsu Ltd. reported better-than-expected quarterly results, as its sales were buoyed by strong demand from Asia. In addition, the company announced that operations were only minimally affected by Japan’s earthquake. Shares of BG Group Plc, an oil and gas operations company based in the United Kingdom, reported strong fourth quarter results, raised its dividend and announced that output growth could exceed management’s stated goals.

In addition, the Fund did not own shares of Tokyo Electric Power Co. Inc., which was held by the Benchmark, and this contributed to the Fund’s relative performance. The stock plunged after its Fukushima nuclear plant was damaged by the earthquake in Japan.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc (Netherlands)	2.6%
2.	BHP Billiton Ltd. (Australia)	2.6
3.	Total S.A. (France)	2.3
4.	Nestle S.A. (Switzerland)	2.3
5.	Vodafone Group plc (United Kingdom)	2.2
6.	HSBC Holdings plc (United Kingdom)	2.0
7.	BG Group plc (United Kingdom)	2.0
8.	Siemens AG (Germany)	1.6
9.	Unilever plc (United Kingdom)	1.6
10.	Novartis AG (Switzerland)	1.5

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	23.9%
Japan	16.4
France	13.4
Switzerland	11.9
Germany	8.3
Netherlands	5.2
Australia	3.5
Hong Kong	2.1
China	2.0
Spain	1.6
Belgium	1.3
Ireland	1.1
Italy	1.1
Brazil	1.0
Others (each less than 1.0%)	4.0
Short-Term Investment	3.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		12.31%	20.47%	1.72%	5.34%
With Sales Charge**		6.44	14.16	0.62	4.78
CLASS B SHARES	2/28/02
Without CDSC		12.02	19.87	1.16	4.88
With CDSC***		7.02	14.87	0.78	4.88
CLASS C SHARES	1/31/03
Without CDSC		12.10	19.89	1.17	4.82
With CDSC****		11.10	18.89	1.17	4.82
CLASS R2 SHARES	11/3/08	12.21	20.13	1.57	5.27
CLASS R5 SHARES	5/15/06	12.64	21.10	2.17	5.74
CLASS R6 SHARES	11/30/10	12.59	21.04	2.16	5.74
SELECT CLASS SHARES	1/1/97	12.45	20.75	1.97	5.64

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/01 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class R5 Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2001 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	11.98%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) GDP Index (net of foreign withholding taxes)	12.82%

Net Assets as of 4/30/2011 (In Thousands)	$762,109

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Benchmark for the six months ended April 30, 2011. The Fund’s exposure to emerging markets stocks, which are not held in the Benchmark, drove the Fund’s relative underperformance as emerging markets stocks underperformed international developed markets stocks during the reporting period.

The Fund’s strategy is not a full replication approach. The Fund seeks to achieve a correlation of 0.90 with the Benchmark, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The tracking error (a measure of how closely a portfolio follows the index to which it is benchmarked) of this strategy during the reporting period can be attributed to not owning all the names in the Benchmark and the Fund’s exposure to emerging market stocks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers constructed the Fund as a fundamental index strategy, with country weightings based on GDP rather than equity market capitalization. Each country was weighted by GDP, because the Fund’s portfolio managers believed that this measure served as a better indication of each country’s potential earning power than traditional market capitalization.

On average, the Fund had the following weights within the major regions during the reporting period: Asia ex Japan, 7.04%; Japan, 18.26%; the United Kingdom, 9.53%; Continental Europe, 64.52%; and Israel, 0.65%.

The Fund’s emerging markets exposure had an average weighting of 9.62% during the reporting period. The Fund’s emerging markets exposure was constructed so that countries were about equally weighted, with periodic rebalancing to return to this weighting.

During the reporting period, the Fund’s portfolio managers used a combination of exchange-traded funds and futures to help manage cash flows. The Fund continued to closely track the Benchmark, consistent with its investment strategy, and attempted to provide broad passive international exposure for U.S. investors.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Siemens AG (Germany)	1.7%
2.	ENI S.p.A. (Italy)	1.6
3.	Telefonica S.A. (Spain)	1.5
4.	Banco Santander S.A. (Spain)	1.4
5.	BASF SE (Germany)	1.3
6.	Total S.A. (France)	1.2
7.	Enel S.p.A. (Italy)	1.1
8.	Bayer AG (Germany)	1.0
9.	Allianz SE (Germany)	1.0
10.	Daimler AG (Germany)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	16.5%
Germany	15.2
France	10.2
Italy	8.0
United Kingdom	7.5
Spain	5.8
Australia	4.2
Netherlands	3.9
Switzerland	3.7
Sweden	2.2
Belgium	1.8
Norway	1.6
Austria	1.6
Denmark	1.3
Hong Kong	1.1
Others (each less than 1.0%)	15.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		11.92%	19.45%	1.48%	5.38%
With Sales Charge**		6.06	13.16	0.39	4.81
CLASS B SHARES	1/14/94
Without CDSC		11.49	18.58	0.74	4.77
With CDSC***		6.49	13.58	0.35	4.77
CLASS C SHARES	11/4/97
Without CDSC		11.41	18.56	0.75	4.62
With CDSC****		10.41	17.56	0.75	4.62
CLASS R2 SHARES	11/3/08	11.74	19.13	1.21	5.11
SELECT CLASS SHARES	10/28/92	11.98	19.72	1.72	5.65

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/01 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of the Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index and Lipper International Large-Cap Core Funds Index from April 30, 2001 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	12.32%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	12.71%

Net Assets as of 4/30/2011 (In Thousands)	$432,854

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s stock selection in the property and telecommunication sectors detracted from the Fund’s relative performance, while the Fund’s stock selection in the utilities and transportation services and consumer cyclicals sectors contributed to the Fund’s relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight position in Kinross Gold Corp., Intercell AG and Teva Pharmaceutical Industries Ltd. Shares of Canadian gold miner Kinross Gold Corp. declined due to production delays, and investors’ concerns about the firm’s recent acquisitions. Shares of Austrian biotechnology company Intercell AG declined after the company announced that a vaccine in its pipeline failed in clinical trials, prompting investors’ concerns about its future earnings growth. Shares of Teva Pharmaceutical Industries Ltd., an Israeli pharmaceutical company, declined due to its disappointing earnings outlook for 2011 and investor concerns about management’s decision to produce non-generic drugs.

Individual contributors to the Fund’s relative performance included the Fund’s position in First Quantum Minerals Ltd., which was not held in the Benchmark, and the Fund’s overweight position versus the Benchmark in Enel S.p.A. Shares of Canadian mining company First Quantum Minerals Ltd. were fueled by the firm’s strong growth prospects, stemming from a number of attractive projects. Shares of Italian electricity operator Enel S.p.A. benefited as European sovereign debt fears abated and the company showed signs of progress in terms of reducing its debt burden.

Additionally, the Fund did not own shares of Tokyo Electric Power Co. Inc., which was held by the Benchmark, and this contributed to the Fund’s relative performance. The stock plunged after its Fukushima nuclear plant was damaged by the earthquake and tsunami that struck Japan in March 2011.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. They used a proprietary dividend discount model and worked closely with analysts to identify what they believed were the most attractive stocks in each sector.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with that of its Benchmark.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.6%
2.	Vodafone Group plc (United Kingdom)	2.4
3.	Siemens AG (Germany)	2.3
4.	Unilever N.V. CVA (Netherlands)	2.0
5.	Bayer AG (Germany)	2.0
6.	Rio Tinto plc (United Kingdom)	1.8
7.	British American Tobacco plc (United Kingdom)	1.8
8.	Sanofi-Aventis S.A. (France)	1.8
9.	Schneider Electric S.A. (France)	1.8
10.	Volkswagen AG (Germany)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	23.3%
Japan	15.4
Germany	11.5
France	11.3
Netherlands	9.3
Hong Kong	3.9
Italy	3.3
Switzerland	2.9
Canada	2.2
Ireland	2.0
China	1.7
Belgium	1.6
Spain	1.4
Finland	1.2
Norway	1.1
South Korea	1.0
Others (each less than 1.0%)	5.4
Short-Term Investment	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		12.10%	19.04%	1.98%	4.87%
With Sales Charge**		6.22	12.78	0.88	4.31
CLASS B SHARES	9/10/01
Without CDSC		11.85	18.45	1.47	4.46
With CDSC***		6.85	13.45	1.09	4.46
CLASS C SHARES	7/31/07
Without CDSC		11.87	18.51	1.47	4.38
With CDSC****		10.87	17.51	1.47	4.38
CLASS R6 SHARES	11/30/10	12.39	19.61	2.46	5.60
INSTITUTIONAL CLASS SHARES	2/26/97	12.32	19.54	2.45	5.59
SELECT CLASS SHARES	9/10/01	12.18	19.32	2.22	5.30

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/01 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Institutional Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been lower than those shown because Institutional Class Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2001 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	13.41%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	12.11%

Net Assets as of 4/30/2011 (In Thousands)	$2,173,128

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Value Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s stock selection in the basic industries sector contributed to relative performance, while the Fund’s stock selection in the technology — hardware sector detracted from relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s positions in First Quantum Minerals Ltd. and Rhodia S.A., both of which were not held in the Benchmark. Shares of Canadian mining company First Quantum Minerals Ltd. were fueled by the firm’s strong growth prospects, stemming from a number of attractive projects. Shares of Rhodia S.A., France-based specialty chemical provider, rose after Belgian chemicals group Solvay announced a takeover bid for the company.

Not owning shares of Tokyo Electric Power Co. Inc., which was held by the Benchmark, also contributed to the Fund’s relative performance. The stock plunged after its Fukushima nuclear plant was damaged by the earthquake and tsunami that struck Japan in March 2011.

Individual detractors included the Fund’s overweight position versus the Benchmark in Nissan Motor Co., Ltd. and HSBC Holdings plc. Shares of Japanese automobile manufacturer Nissan Motor Co., Ltd. underperformed the Benchmark due to investors’ concerns about production disruptions as a result of the earthquake and subsequent tsunami that struck Japan. Shares of London-based bank HSBC Holdings plc underperformed the Benchmark due to investor concerns about a lower return on equity for the company as a result of new regulations that require banks to hold more capital.

Not owning shares of Telefonaktiebolaget LM Ericsson, which was held by the Benchmark, also detracted from the Fund’s relative performance. The stock gained during the reporting period as demand for 3G and 4G telecommunication services spurred the communication equipment provider’s sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. They used a proprietary dividend discount model and worked closely with analysts to identify what they believed were the most attractive value stocks in each sector.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	4.3%
2.	Vodafone Group plc (United Kingdom)	3.1
3.	Sanofi-Aventis S.A. (France)	2.5
4.	BASF SE (Germany)	2.3
5.	ING Groep N.V. CVA (Netherlands)	2.2
6.	Siemens AG (Germany)	2.0
7.	Bayer AG (Germany)	2.0
8.	BP plc (United Kingdom)	2.0
9.	GlaxoSmithKline plc (United Kingdom)	1.9
10.	Allianz SE (Germany)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	20.6%
Japan	17.7
Germany	12.9
France	11.6
Netherlands	9.0
Switzerland	4.0
Italy	3.5
Spain	2.6
Hong Kong	2.0
Belgium	1.9
Finland	1.5
South Korea	1.3
Canada	1.1
Norway	1.1
Australia	1.0
Others (each less than 1.0%)	5.3
Short-Term Investment	2.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		13.26%	21.83%	1.95%	6.39%
With Sales Charge**		7.31	15.42	0.85	5.81
CLASS B SHARES	9/28/01
Without CDSC		12.90	21.18	1.43	5.99
With CDSC***		7.90	16.18	1.05	5.99
CLASS C SHARES	7/11/06
Without CDSC		12.86	21.14	1.43	5.89
With CDSC****		11.86	20.14	1.43	5.89
CLASS R2 SHARES	11/3/08	13.08	21.45	1.81	6.32
CLASS R6 SHARES	11/30/10	13.49	22.41	2.38	6.92
INSTITUTIONAL CLASS SHARES	11/4/93	13.41	22.32	2.37	6.92
SELECT CLASS SHARES	9/10/01	13.33	22.01	2.20	6.61

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/01 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares. Effective December 19, 2001, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been lower than those shown because Institutional Class Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from April 30, 2001 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets,

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	14.23%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	12.71%

Net Assets as of 4/30/2011 (In Thousands)	$236,349

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside of the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the MSCI EAFE Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s portfolio managers attempted to construct the Fund so that stock selection and style factors (i.e. growth and value characteristics) would be the primary drivers of returns. The Fund’s investments in the information technology sector were the largest contributor to the Fund’s relative performance, while investments in the telecommunication services sector were the largest detractor.

In an attempt to mitigate the impact to performance from individual stocks, the Fund held an average of 251 stocks across sectors during the reporting period. While their overall impact to the Fund’s return was relatively small, the largest individual contributors to the Fund’s relative performance included the Fund’s positions in Iluka Resources Ltd. and HTC Corp., which were not held in the Benchmark. Shares of Iluka Resources Ltd., an Australia-based miner of mineral sands products, advanced after the company reported strong first-quarter revenue. Shares of HTC Corp., a Taiwanese provider of mobile handsets, gained on strong first-quarter sales, buoyed by rising demand for smartphones that use Google Inc.’s Android system and models that offer higher connection speeds.

Additionally, the Fund did not own shares of Tokyo Electric Power Co. Inc., which was held by the Benchmark, and this contributed to the Fund’s relative performance. The stock plunged after its Fukushima nuclear plant was damaged by the earthquake and tsunami that struck Japan in March 2011.

While their overall impact to the Fund’s return was relatively small, individual detractors from the Fund’s relative performance included the Fund’s overweight position versus the Benchmark in Dongfeng Motor Group Co. Ltd. and its underweight position versus the Benchmark in Toyota Motor Corp. Shares of Dongfeng Motor Group Co. Ltd., a Chinese automobile manufacturer, declined after the company reported first-quarter profit that was lower than the previous year, hurt by rising costs associated with consumption taxes for its sports utility and multi-purpose vehicles. Meanwhile, the Fund held an underweight position versus the Benchmark in Toyota Motor Corp., a Japanese automobile and truck manufacturer. The stock gained during the reporting period after a federal investigation found no fault with the company’s electronic throttle control systems.

Additionally, the Fund did not own shares of Commonwealth Bank of Australia, which was held by the Benchmark, and this detracted from the Fund’s relative performance, as this stock gained during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy is rooted in the notion that investor behavior is influenced by human emotion and this influence gives rise to persistent growth and value anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify stocks with attractive growth and/or value characteristics, targeting names that possessed high earnings momentum, strong medium-term price momentum, low price-to-book ratios and low price-to-earnings ratios.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO
1.	BHP Billiton Ltd. (Australia)	2.1%
2.	Royal Dutch Shell plc, Class B (Netherlands)	2.1
3.	Nestle S.A. (Switzerland)	2.1
4.	Rio Tinto plc (United Kingdom)	1.7
5.	Novartis AG (Switzerland)	1.5
6.	Vodafone Group plc (United Kingdom)	1.5
7.	HSBC Holdings plc (United Kingdom)	1.4
8.	Total S.A. (France)	1.3
9.	BG Group plc (United Kingdom)	1.3
10.	Siemens AG (Germany)	1.2

PORTFOLIO COMPOSITION BY COUNTRY
United Kingdom	20.9%
Japan	16.2
France	10.1
Germany	9.4
Switzerland	8.8
Australia	4.6
Netherlands	4.3
Italy	3.8
Spain	2.7
China	2.6
Hong Kong	2.4
Sweden	2.0
Finland	1.8
India	1.5
Belgium	1.1
Others (each less than 1.0%)	6.3
Short-Term Investment	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		14.01%	23.94%	0.52%	4.23%
With Sales Charge**		8.02	17.40	(0.56)	3.67
CLASS C SHARES	2/28/06
Without CDSC		13.71	23.28	0.01	3.97
With CDSC***		12.71	22.28	0.01	3.97
CLASS R2 SHARES	11/3/08	13.87	23.63	0.39	4.17
INSTITUTIONAL CLASS SHARES	4/30/01	14.23	24.52	1.02	4.86
SELECT CLASS SHARES	2/28/06	14.13	24.22	0.78	4.73

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/01 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2001 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 71.6%
	Argentina — 0.5%
55	Telecom Argentina S.A., ADR (m)	1,253

	Brazil — 7.7%
122	Banco do Brasil S.A. (m)	2,237
127	Cia Energetica de Minas Gerais, ADR (m)	2,658
57	Natura Cosmeticos S.A. (m)	1,611
194	OGX Petroleo e Gas Participacoes S.A. (a) (m)	2,053
56	Petroleo Brasileiro S.A., ADR (m)	2,083
210	Souza Cruz S.A. (m)	2,390
136	Sul America S.A. (m)	1,773
161	Vale S.A., ADR (m)	5,394

		20,199

	China — 6.1%
6,184	Bank of China Ltd., Class H (m)	3,423
839	China Merchants Bank Co., Ltd., Class H (m)	2,167
883	China Railway Construction Corp., Ltd., Class H (m)	782
1,052	Guangzhou R&F Properties Co., Ltd., Class H (m)	1,438
231	Hengan International Group Co., Ltd. (m)	1,806
8	New Oriental Education & Technology Group, ADR (a) (m)	1,047
2,642	PetroChina Co., Ltd., Class H (m)	3,835
1,766	Soho China Ltd. (m)	1,529

		16,027

	Egypt — 0.2%
124	Commercial International Bank Egypt SAE (m)	573

	Hong Kong — 4.8%
111	ASM Pacific Technology Ltd. (m)	1,489
1,810	Chaoda Modern Agriculture Holdings Ltd. (m)	1,130
328	China Gas Holdings Ltd. (m)	127
210	China Mobile Ltd. (m)	1,927
1,654	CNOOC Ltd. (m)	4,111
36	Jardine Matheson Holdings Ltd. (m)	1,717
401	Kingboard Chemical Holdings Ltd. (m)	2,201

		12,702

	India — 2.9%
12	HDFC Bank Ltd., ADR (m)	2,060
49	Infosys Technologies Ltd., ADR (m)	3,174
88	Tata Motors Ltd., ADR (m)	2,401

		7,635

	Kazakhstan — 0.7%
77	KazMunaiGas Exploration Production, GDR (m)	1,739

	Luxembourg — 0.7%
17	Millicom International Cellular S.A. (m)	1,809

SHARES	SECURITY DESCRIPTION	VALUE($)

	Mexico — 1.4%
923	Compartamos S.A.B. de C.V. (a) (m)	1,720
422	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	2,106

		3,826

	Poland — 2.9%
39	KGHM Polska Miedz S.A. (m)	2,883
162	Powszechna Kasa Oszczednosci Bank Polski S.A. (m)	2,793
295	Telekomunikacja Polska S.A. (m)	1,952

		7,628

	Russia — 6.1%
51	Lukoil OAO, ADR (m)	3,558
108	MMC Norilsk Nickel OJSC, ADR (m)	2,976
113	Mobile Telesystems OJSC, ADR (m)	2,388
1,119	Sberbank of Russia (m)	4,087
65	Tatneft, ADR (m)	2,922

		15,931

	South Africa — 8.2%
98	Adcock Ingram Holdings Ltd. (m)	906
392	African Bank Investments Ltd. (m)	2,287
109	Bidvest Group Ltd. (m)	2,508
90	Exxaro Resources Ltd. (m)	2,433
32	Kumba Iron Ore Ltd. (m)	2,335
224	Pick n Pay Stores Ltd. (m)	1,447
596	Sanlam Ltd. (m)	2,556
76	Sasol Ltd. (m)	4,415
171	Shoprite Holdings Ltd. (m)	2,697

		21,584

	South Korea — 12.5%
49	Dongkuk Steel Mill Co., Ltd. (m)	1,951
21	GS Engineering & Construction Corp. (m)	2,471
61	Hana Financial Group, Inc. (m)	2,608
49	Hanwha Chem Corp. (m)	2,187
18	Hyundai Motor Co. (m)	4,218
67	Kangwon Land, Inc. (m)	1,515
24	Kia Motors Corp. (m)	1,712
27	LG Corp. (m)	2,496
109	LG Display Co., Ltd., ADR (m)	1,950
8	Samsung Electronics Co., Ltd. (m)	6,582
11	Samsung Engineering Co., Ltd. (m)	2,535
15	SK Holdings Co., Ltd. (m)	2,624

		32,849

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Taiwan — 8.5%
57	Asustek Computer, Inc. (m)	512
14	Asustek Computer, Inc., GDR (m)	638
69	Chunghwa Telecom Co., Ltd., ADR (m)	2,191
493	Hon Hai Precision Industry Co., Ltd., GDR (m)	3,774
46	HTC Corp. (m)	2,108
1,988	Macronix International (m)	1,307
403	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	5,439
1,841	Teco Electric and Machinery Co., Ltd. (m)	1,304
290	Tripod Technology Corp. (m)	1,374
472	U-Ming Marine Transport Corp. (m)	1,024
600	Unimicron Technology Corp. (m)	990
930	Wistron Corp. (m)	1,676

		22,337

	Thailand — 3.3%
347	Advanced Info Service PCL, NVDR (m)	1,077
2,123	Charoen Pokphand Foods PCL, NVDR (m)	2,101
606	Kasikornbank PCL, NVDR (m)	2,573
229	PTT PCL (m)	2,881

		8,632

	Turkey — 3.7%
272	Arcelik A.S. (m)	1,541
318	KOC Holding A.S. (m)	1,710
70	Tupras Turkiye Petrol Rafinerileri A.S. (m)	2,285
395	Turk Hava Yollari (a) (m)	1,164
116	Turkiye Halk Bankasi A.S. (m)	1,008
575	Turkiye Is Bankasi, Class C (m)	2,033

		9,741

	United Arab Emirates — 0.7%
214	Dragon Oil plc (m)	1,984

	United Kingdom — 0.7%
775	Old Mutual plc (m)	1,811

	Total Common Stocks (Cost $175,179)	188,260

SHARES	SECURITY DESCRIPTION	VALUE($)

Participation Notes — 1.5%
	India — 1.5%
65	Bank of Baroda, expiring 02/18/14 (issued through UBS AG) (a) (m)	1,328
108	Canara Bank Ltd., expiring 03/10/14 (issued through UBS AG) (a) (m)	1,543
38	Housing Development Finance Corp., expiring 09/16/13 (issued through UBS AG) (a) (m)	607
10	Punjab National Bank, expiring 11/18/13 (issued through UBS AG) (a) (m)	266
6	United Spirits Ltd., expiring 08/13/13 (issued through UBS AG) (a) (m)	129

	Total Participation Notes (Cost $3,930)	3,873

Preferred Stocks — 4.7%
	Brazil — 4.7%
137	Banco do Estado do Rio Grande do Sul (m)	1,627
91	Cia de Bebidas das Americas, ADR (m)	2,978
150	Itau Unibanco Holding S.A., ADR (m)	3,572
266	Itausa - Investimentos Itau S.A. (m)	2,039
2	Vivo Participacoes S.A. (m)	88
51	Vivo Participacoes S.A., ADR (m)	2,121

	Total Preferred Stocks (Cost $11,318)	12,425

Short-Term Investment — 3.0%
	Investment Company — 3.0%
7,801	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $7,801)	7,801

	Total Investments — 80.8% (Cost $198,228)	212,359
	Other Assets in Excess of Liabilities — 19.2%	50,561

	NET ASSETS — 100.0%	$262,920

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	17.9%
Oil, Gas & Consumable Fuels	15.0
Metals & Mining	8.5
Semiconductors & Semiconductor Equipment	7.0
Industrial Conglomerates	5.2
Electronic Equipment, Instruments & Components	4.8
Wireless Telecommunication Services	4.4
Insurance	2.9
Automobiles	2.8
Construction & Engineering	2.7
Diversified Telecommunication Services	2.5
Food & Staples Retailing	2.0
Personal Products	1.6

INDUSTRY	PERCENTAGE
Food Products	1.5%
IT Services	1.5
Beverages	1.5
Real Estate Management & Development	1.4
Computers & Peripherals	1.3
Electric Utilities	1.3
Machinery	1.1
Tobacco	1.1
Diversified Financial Services	1.1
Chemicals	1.0
Communications Equipment	1.0
Short-Term Investment	3.7
Others (each less than 1.0%)	5.2

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 83.6%
	Brazil — 3.7%
1,811	All America Latina Logistica S.A. (m)	14,916
2,175	Cielo S.A. (m)	20,336
3,145	OGX Petroleo e Gas Participacoes S.A. (a) (m)	33,226
832	Weg S.A. (m)	10,344

		78,822

	Chile — 1.2%
285	Banco Santander Chile, ADR (m)	26,139

	China — 12.6%
11,388	Anhui Conch Cement Co., Ltd., Class H (m)	53,994
27,197	China Construction Bank Corp., Class H (m)	25,754
20,206	China Merchants Bank Co., Ltd., Class H (m)	52,196
225	New Oriental Education & Technology Group, ADR (a) (m)	28,003
4,943	Ping An Insurance Group Co. of China Ltd., Class H (m)	53,893
4,190	Tsingtao Brewery Co., Ltd., Class H (m)	22,313
24,903	Want Want China Holdings Ltd. (m)	22,385
3,591	Wumart Stores, Inc., Class H (a) (m)	8,248

		266,786

	Egypt — 0.6%
315	Orascom Construction Industries	12,797

	Hong Kong — 9.8%
7,808	AIA Group Ltd. (a) (m)	26,332
3,538	China Mobile Ltd. (m)	32,540
5,394	China Resources Enterprise Ltd. (m)	21,782
24,250	CNOOC Ltd. (m)	60,275
5,699	Hang Lung Properties Ltd. (m)	25,413
7,960	Li & Fung Ltd. (m)	40,738

		207,080

	Hungary — 1.3%
774	OTP Bank plc (a) (m)	27,486

	India — 11.8%
703	ACC Ltd. (m)	17,703
994	Ambuja Cements Ltd. (m)	3,562
5,410	Bharti Airtel Ltd. (m)	46,548
5,713	Housing Development Finance Corp., Ltd. (m)	91,393
173	Infosys Technologies Ltd. (m)	11,353
567	Infosys Technologies Ltd., ADR (m)	36,984
1,104	Jindal Steel & Power Ltd. (m)	16,378
788	Reliance Capital Ltd. (m)	10,049
669	United Spirits Ltd. (m)	15,695

		249,665

	Indonesia — 3.0%
4,603	Astra International Tbk PT (m)	30,253

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — Continued
30,593	Bank Rakyat Indonesia Persero Tbk PT (m)	23,098
5,789	Unilever Indonesia Tbk PT (m)	10,360

		63,711

	Luxembourg — 2.2%
290	Oriflame Cosmetics S.A. (m)	16,393
580	Tenaris S.A., ADR (m)	29,434

		45,827

	Malaysia — 0.3%
381	British American Tobacco Malaysia Bhd (m)	6,183

	Mexico — 5.0%
392	America Movil S.A.B. de C.V., Series L, ADR (m)	22,396
8,450	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	42,207
13,661	Wal-Mart de Mexico S.A.B. de C.V., Series V (m)	42,720

		107,323

	Russia — 3.8%
358	Magnit OJSC, GDR (e) (m)	10,029
698	Magnit OJSC, Reg. S, GDR (m)	19,618
13,805	Sberbank of Russia (m)	50,412

		80,059

	South Africa — 8.5%
4,560	African Bank Investments Ltd. (m)	26,619
5,852	FirstRand Ltd. (m)	18,428
1,152	Impala Platinum Holdings Ltd. (m)	36,018
1,322	Massmart Holdings Ltd. (m)	28,937
1,639	MTN Group Ltd. (m)	36,447
567	Naspers Ltd., Class N (m)	34,140

		180,589

	South Korea — 9.9%
153	Hyundai Mobis (m)	51,353
224	Hyundai Motor Co. (m)	51,567
50	POSCO (m)	22,009
76	Samsung Electronics Co., Ltd. (m)	63,080
89	Shinsegae Co., Ltd. (m)	22,500

		210,509

	Taiwan — 5.6%
4,652	Delta Electronics, Inc. (m)	20,824
8,850	Hon Hai Precision Industry Co., Ltd. (m)	33,608
3,518	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	9,101
4,177	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	56,390

		119,923

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Turkey — 3.2%
3,351	KOC Holding A.S. (m)	18,016
9,796	Turkiye Garanti Bankasi A.S. (m)	50,736

		68,752

	United States — 1.1%
557	NII Holdings, Inc. (a) (m)	23,141

	Total Common Stocks (Cost $1,292,761)	1,774,792

Preferred Stocks — 11.5%
	Brazil — 11.5%
1,308	Cia de Bebidas das Americas, ADR (m)	42,610
1,207	Itau Unibanco Holding S.A. (m)	28,192
746	Itau Unibanco Holding S.A., ADR (m)	17,708
2,099	Petroleo Brasileiro S.A., ADR (m)	70,041
2,880	Vale S.A., ADR (m)	86,113

	Total Preferred Stocks (Cost $147,971)	244,664

Short-Term Investment — 4.1%
	Investment Company — 4.1%
87,028	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $87,028)	87,028

	Total Investments — 99.2% (Cost $1,527,760)	2,106,484
	Other Assets in Excess of Liabilities — 0.8%	15,993

	NET ASSETS — 100.0%	$2,122,477

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	16.3%
Oil, Gas & Consumable Fuels	7.8
Wireless Telecommunication Services	7.6
Metals & Mining	7.6
Food & Staples Retailing	7.3
Semiconductors & Semiconductor Equipment	6.1
Thrifts & Mortgage Finance	4.3
Automobiles	3.9
Beverages	3.8
Insurance	3.8
Construction Materials	3.6
IT Services	3.3
Diversified Financial Services	2.6
Electronic Equipment, Instruments & Components	2.6
Auto Components	2.4
Distributors	1.9
Media	1.6
Energy Equipment & Services	1.4
Diversified Consumer Services	1.3
Real Estate Management & Development	1.2
Food Products	1.1
Short-Term Investment	4.1
Others (each less than 1.0%)	4.4

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.2%
		Australia — 2.8%
3		QBE Insurance Group Ltd. (m)	54
13		Tatts Group Ltd. (m)	32

			86

		China — 3.1%
18		Angang Steel Co., Ltd., Class H (m)	23
50		China Construction Bank Corp., Class H (m)	47
30		Zhejiang Expressway Co., Ltd., Class H (m)	25

			95

		Finland — 1.3%
2		UPM-Kymmene OYJ (m)	42

		France — 17.0%
1		BNP Paribas (m)	48
1		Bouygues S.A. (m)	31
1		Cie de St-Gobain (m)	50
2		GDF Suez (m)	69
—	(h)	PPR (m)	55
1		Sanofi-Aventis S.A. (m)	50
—	(h)	Schneider Electric S.A. (m)	54
1		Sodexo (m)	42
1		Total S.A. (m)	40
—	(h)	Unibail-Rodamco SE (m)	39
2		Vivendi S.A. (m)	52

			530

		Germany — 7.5%
—	(h)	Allianz SE (m)	59
1		BASF SE (a) (m)	77
1		Daimler AG (m)	51
—	(h)	Siemens AG (m)	48

			235

		Greece — 1.3%
2		OPAP S.A. (m)	39

		Hong Kong — 1.8%
5		Hutchison Whampoa Ltd. (m)	57

		Italy — 4.4%
8		Enel S.p.A. (m)	55
2		ENI S.p.A. (m)	48
13		UniCredit S.p.A. (m)	34

			137

		Japan — 2.9%
—	(h)	Daito Trust Construction Co., Ltd. (m)	32
4		Sumitomo Corp. (m)	58

			90

SHARES		SECURITY DESCRIPTION	VALUE($)

		Netherlands — 5.1%
3		Koninklijke KPN N.V. (m)	44
2		Royal Dutch Shell plc, Class A (m)	77
1		Unilever N.V. CVA (m)	37

			158

		Norway — 0.5%
12		Marine Harvest ASA (m)	16

		Singapore — 2.7%
3		Singapore Airlines Ltd. (m)	35
19		Singapore Telecommunications Ltd. (m)	48

			83

		South Africa — 0.9%
5		African Bank Investments Ltd. (m)	28

		South Korea — 1.0%
2		KT Corp., ADR (m)	32

		Spain — 3.1%
5		Banco Santander S.A. (m)	58
1		Telefonica S.A. (m)	37

			95

		Sweden — 1.3%
3		Telefonaktiebolaget LM Ericsson, Class B (m)	40

		Switzerland — 1.8%
—	(h)	Zurich Financial Services AG (a) (m)	57

		United Kingdom — 9.3%
1		British American Tobacco plc (m)	62
2		Cairn Energy plc (a) (m)	18
7		Centrica plc (m)	37
2		GlaxoSmithKline plc (m)	50
3		HSBC Holdings plc (m)	30
1		Standard Chartered plc (m)	35
19		Vodafone Group plc (m)	56

			288

		United States — 29.4%
1		Abbott Laboratories (m)	47
1		Bristol-Myers Squibb Co. (m)	30
1		Carnival Corp. (m)	38
—	(h)	Chevron Corp. (m)	42
1		Coca-Cola Co. (The) (m)	64
—	(h)	ConocoPhillips (m)	38
1		E.I. du Pont de Nemours & Co. (m)	73
3		Frontier Communications Corp. (m)	24
—	(h)	International Business Machines Corp. (m)	47
1		Mattel, Inc. (m)	33
—	(h)	McDonald’s Corp. (m)	36

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United States — Continued
1	Merck & Co., Inc. (m)	45
1	Microsoft Corp. (m)	36
1	Oneok, Inc. (m)	48
1	Paychex, Inc. (m)	25
3	Pfizer, Inc. (m)	54
1	Sysco Corp. (m)	30
2	Time Warner, Inc. (m)	67
1	Verizon Communications, Inc. (m)	48
1	Wells Fargo & Co. (m)	40
2	Xcel Energy, Inc. (m)	54

		919

	Total Common Stocks (Cost $2,886)	3,027

	Total Investments — 97.2% (Cost $2,886)	3,027
	Other Assets in Excess of Liabilities — 2.8%	86

	NET ASSETS — 100.0%	$3,113

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	9.7%
Pharmaceuticals	9.1
Oil, Gas & Consumable Fuels	8.7
Diversified Telecommunication Services	7.7
Hotels, Restaurants & Leisure	6.1
Insurance	5.6
Multi-Utilities	5.3
Chemicals	5.0
Media	3.9
Industrial Conglomerates	3.5
IT Services	2.4
Beverages	2.1
Tobacco	2.0
Trading Companies & Distributors	1.9
Wireless Telecommunication Services	1.9
Electrical Equipment	1.8
Electric Utilities	1.8
Multiline Retail	1.8
Food Products	1.7
Automobiles	1.7
Building Products	1.6
Gas Utilities	1.6
Paper & Forest Products	1.4
Communications Equipment	1.3
Real Estate Investment Trusts (REITs)	1.3
Software	1.2
Airlines	1.1
Leisure Equipment & Products	1.1
Real Estate Management & Development	1.1
Construction & Engineering	1.0
Food & Staples Retailing	1.0
Others (each less than 1.0%)	2.6

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
31,480	AUD	Citibank, N.A.	06/20/11	$30	$34	$4
160,740	CAD	Citibank, N.A.	06/20/11	163	170	7
38,444	CHF	Citibank, N.A.	06/20/11	42	44	2
7,788	EUR	HSBC Bank, N.A.	06/20/11	12	12	—	(h)
13,710	EUR	Royal Bank of Scotland	06/20/11	20	20	—	(h)
14,717	EUR	Union Bank of Switzerland AG	06/20/11	21	22	1
36,405	EUR	Westpac Banking Corp.	06/20/11	51	54	3
8,841	GBP	Credit Suisse International	06/20/11	15	15	—	(h)
13,002	GBP	State Street Bank & Trust	06/20/11	21	22	1
188,702	HKD	Societe Generale	06/20/11	24	24	—	(h)
1,236,017	JPY	HSBC Bank, N.A.	06/20/11	15	15	—	(h)
11,805,407	JPY	Merrill Lynch International	06/20/11	147	146	(1)
4,677,613	JPY	Royal Bank of Scotland	06/20/11	56	58	2
272,404	SEK	Citibank, N.A.	06/20/11	42	45	3
				$659	$681	$22

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
455,463	EUR	Citibank, N.A.	06/20/11	$637	$674	$(37)
11,599	EUR	Merrill Lynch International	06/20/11	16	17	(1)
12,442	EUR	Royal Bank of Scotland	06/20/11	18	18	—	(h)
15,091	EUR	Societe Generale	06/20/11	21	22	(1)
23,286	EUR	State Street Bank & Trust	06/20/11	33	35	(2)
24,427	EUR	Union Bank of Switzerland AG	06/20/11	36	36	—	(h)
57,678	GBP	Citibank, N.A.	06/20/11	93	96	(3)
368,581	HKD	Citibank, N.A.	06/20/11	47	47	—	(h)
2,785,232	JPY	Westpac Banking Corp.	06/20/11	35	35	—	(h)
177,766	SEK	Royal Bank of Scotland	06/20/11	28	29	(1)
70,918	SGD	Citibank, N.A.	06/20/11	55	58	(3)
				$1,019	$1,067	$(48)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 88.8%
		Australia — 1.8%
2		InterOil Corp. (a) (m)	114

		Austria — 2.1%
1		Erste Group Bank AG (m)	72
1		Intercell AG (a) (m)	6
1		Schoeller-Bleckmann Oilfield Equipment AG (m)	60

			138

		Belgium — 2.7%
3		KBC Groep N.V. (a) (m)	102
—	(h)	Solvay S.A. (m)	68

			170

		Brazil — 0.6%
3		Cosan Ltd., Class A (m)	35

		Canada — 2.3%
1		First Quantum Minerals Ltd. (m)	105
3		Kinross Gold Corp. (m)	43

			148

		China — 0.7%
12		ZTE Corp., Class H (m)	44

		Denmark — 2.3%
1		Carlsberg A/S, Class B (m)	108
2		Danske Bank A/S (a) (m)	40

			148

		Finland — 3.3%
2		Nokian Renkaat OYJ (m)	108
4		Stora Enso OYJ, Class R (m)	45
3		UPM-Kymmene OYJ (m)	58

			211

		France — 5.7%
1		Bouygues S.A. (m)	53
1		Lafarge S.A. (m)	95
1		Pernod-Ricard S.A. (m)	83
—	(h)	Schneider Electric S.A. (m)	53
1		Sodexo (m)	80

			364

		Germany — 5.5%
1		Bayer AG (m)	98
6		Commerzbank AG (a) (m)	40
1		Continental AG (a) (m)	88
1		Hamburger Hafen und Logistik AG (m)	25
1		Lanxess AG (m)	103

			354

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hong Kong — 3.8%
26		AIA Group Ltd. (a) (m)	89
26		China Overseas Land & Investment Ltd. (m)	50
40		Huabao International Holdings Ltd. (m)	59
4		Hutchison Whampoa Ltd. (m)	46

			244

		Ireland — 3.0%
1		Covidien plc (m)	61
5		Experian plc (m)	72
2		Shire plc (m)	62

			195

		Israel — 1.2%
2		Teva Pharmaceutical Industries Ltd., ADR (m)	77

		Italy — 2.5%
14		Enel S.p.A. (m)	100
10		Snam Rete Gas S.p.A. (m)	60

			160

		Japan — 10.0%
2		Daikin Industries Ltd. (m)	57
—	(h)	Japan Tobacco, Inc. (m)	124
2		JS Group Corp. (m)	53
10		JX Holdings, Inc. (m)	73
—	(h)	KDDI Corp. (m)	53
8		Marubeni Corp. (m)	59
4		Mitsubishi Electric Corp. (m)	45
30		Nippon Sheet Glass Co., Ltd. (m)	88
1		ORIX Corp. (m)	88

			640

		Netherlands — 4.0%
1		AerCap Holdings N.V. (a) (m)	20
3		Koninklijke KPN N.V. (m)	47
4		Royal Dutch Shell plc, Class A (m)	136
2		Unilever N.V. CVA (m)	56

			259

		South Africa — 1.3%
6		African Bank Investments Ltd. (m)	33
1		Naspers Ltd., Class N (m)	49

			82

		South Korea — 0.9%
—	(h)	Samsung Electronics Co., Ltd. (m)	58

		Sweden — 0.2%
1		Telefonaktiebolaget LM Ericsson, Class B (m)	12

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Switzerland — 2.6%
1		ACE Ltd. (m)	69
1		Credit Suisse Group AG (m)	50
—	(h)	Kuehne & Nagel International AG (m)	50

			169

		Taiwan — 0.6%
10		Hon Hai Precision Industry Co., Ltd. (m)	36

		United Arab Emirates — 0.6%
6		Lamprell plc (m)	39

		United Kingdom — 11.9%
6		Afren plc (a) (m)	15
2		Associated British Foods plc (m)	27
4		BG Group plc (m)	92
1		British American Tobacco plc (m)	45
11		Centrica plc (m)	56
5		Cookson Group plc (a) (m)	62
7		Homeserve plc (m)	56
4		Intercontinental Hotels Group plc (m)	99
17		Man Group plc (m)	71
4		Petropavlovsk plc (m)	56
16		Resolution Ltd. (m)	83
64		Taylor Wimpey plc (a) (m)	42
3		Tullow Oil plc (m)	62

			766

		United States — 19.2%
1		Adobe Systems, Inc. (a) (m)	45
1		Aflac, Inc. (m)	62
1		Amazon.com, Inc. (a) (m)	111
1		American Express Co. (m)	57

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — Continued
1		Biogen Idec, Inc. (a) (m)	63
20		Citigroup, Inc. (a) (m)	91
1		DaVita, Inc. (a) (m)	65
1		Dendreon Corp. (a) (m)	50
1		Fluor Corp. (m)	67
3		Goodyear Tire & Rubber Co. (The) (a) (m)	58
1		Kansas City Southern (a) (m)	45
3		Kroger Co. (The) (m)	76
4		Lowe’s Cos., Inc. (m)	93
2		MetLife, Inc. (m)	71
3		Staples, Inc. (m)	61
1		Sysco Corp. (m)	29
1		Union Pacific Corp. (m)	88
2		Walt Disney Co. (The) (m)	101

			1,233

		Total Common Stocks (Cost $4,852)	5,696

Preferred Stocks — 2.3%
		Germany — 2.3%
1		Porsche Automobil Holding SE (m)	87
—	(h)	Volkswagen AG (a) (m)	59

		Total Preferred Stocks (Cost $144)	146

		Total Investments — 91.1% (Cost $4,996)	5,842
		Other Assets in Excess of Liabilities — 8.9%	570

		NET ASSETS — 100.0%	$6,412

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	8.4%
Insurance	6.4
Auto Components	4.4
Commercial Banks	4.4
Pharmaceuticals	4.1
Chemicals	3.9
Diversified Financial Services	3.6
Metals & Mining	3.5
Building Products	3.4
Beverages	3.3
Hotels, Restaurants & Leisure	3.1
Tobacco	2.9
Specialty Retail	2.6
Media	2.5
Automobiles	2.5
Road & Rail	2.3
Capital Markets	2.1
Biotechnology	2.0
Construction & Engineering	2.0
Food Products	2.0

INDUSTRY	PERCENTAGE
Internet & Catalog Retail	1.9%
Industrial Conglomerates	1.8
Food & Staples Retailing	1.8
Paper & Forest Products	1.8
Electric Utilities	1.7
Energy Equipment & Services	1.7
Electrical Equipment	1.7
Construction Materials	1.6
Professional Services	1.2
Health Care Providers & Services	1.1
Health Care Equipment & Supplies	1.0
Gas Utilities	1.0
Trading Companies & Distributors	1.0
Semiconductors & Semiconductor Equipment	1.0
Consumer Finance	1.0
Multi-Utilities	1.0
Communications Equipment	1.0
Commercial Services & Supplies	1.0
Others (each less than 1.0%)	6.3

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
29,507	AUD
21,344	for EUR	Barclays Bank plc	06/08/11	$31	#	$32	#	$1
165,345	AUD	Deutsche Bank AG	06/08/11	167		181		14
24,820	AUD	Goldman Sachs International	06/08/11	24		27		3
109,038	CAD	Deutsche Bank AG	06/08/11	112		115		3
58,753	CAD	Royal Bank of Canada	06/08/11	60		62		2
142,735	CHF	Deutsche Bank AG	06/08/11	155		165		10
22,991	CHF	Goldman Sachs International	06/08/11	25		27		2
35,619	EUR	Barclays Bank plc	06/08/11	50		53		3
95,907	EUR	BNP Paribas	06/08/11	139		142		3
69,407	EUR	Goldman Sachs International	06/08/11	97		103		6
60,240	EUR	Westpac Banking Corp.	06/08/11	84		89		5
20,668	GBP	Barclays Bank plc	06/08/11	34		35		1
31,300	GBP	Goldman Sachs International	06/08/11	51		52		1
30,000	GBP	Westpac Banking Corp.	06/08/11	48		50		2
78,571	HKD	Goldman Sachs International	06/08/11	10		10		—	(h)
7,402,025	JPY	Deutsche Bank AG	06/08/11	90		91		1
5,024,787	JPY	HSBC Bank, N.A.	06/08/11	61		62		1
1,615,480	JPY	Merrill Lynch International	06/08/11	20		20		—	(h)
91,110	NOK	Goldman Sachs International	06/08/11	16		17		1

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
443,516	SEK	Goldman Sachs International	06/08/11	$69	$73	$4
34,966	SGD	Goldman Sachs International	06/08/11	28	29	1
				$1,371	$1,435	$64

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
29,770	CHF	Goldman Sachs International	06/08/11	$32	$34	$(2)
18,578	CHF	Westpac Banking Corp.	06/08/11	20	22	(2)
239,493	DKK	Deutsche Bank AG	06/08/11	45	48	(3)
54,931	EUR	Barclays Bank plc	06/08/11	81	81	— (h)
49,832	EUR	BNP Paribas	06/08/11	73	74	(1)
88,722	EUR	Citibank, N.A.	06/08/11	123	131	(8)
26,412	EUR	Deutsche Bank AG	06/08/11	39	40	(1)
653,127	EUR	Goldman Sachs International	06/08/11	915	967	(52)
22,459	EUR	Societe Generale	06/08/11	32	33	(1)
20,000	EUR	TD Bank Financial Group	06/08/11	28	29	(1)
24,942	EUR	Westpac Banking Corp.	06/08/11	35	37	(2)
53,592	GBP	Citibank, N.A.	06/08/11	86	89	(3)
241,617	GBP	Goldman Sachs International	06/08/11	394	404	(10)
248,902	HKD	Barclays Bank plc	06/08/11	32	32	— (h)
957,431	HKD	Goldman Sachs International	06/08/11	123	123	— (h)
330,962	HKD	Merrill Lynch International	06/08/11	43	43	— (h)
4,275,836	JPY	Barclays Bank plc	06/08/11	54	52	2
4,591,263	JPY	Citibank, N.A.	06/08/11	57	57	— (h)
11,104,624	JPY	Goldman Sachs International	06/08/11	136	137	(1)
281,654	ZAR	Deutsche Bank AG	06/08/11	40	42	(2)
				$2,388	$2,475	$(87)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/11 of the currency being sold, and the value at 04/30/11 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Australia — 3.5%
397	BHP Billiton Ltd. (m)	20,103
78	Rio Tinto Ltd. (m)	7,055

		27,158

	Belgium — 1.3%
161	Anheuser-Busch InBev N.V. (m)	10,304

	Brazil — 1.1%
96	Petroleo Brasileiro S.A., ADR (m)	3,584
136	Vale S.A., ADR (m)	4,527

		8,111

	China — 2.0%
3,883	China Construction Bank Corp., Class H (m)	3,677
826	China Life Insurance Co., Ltd., Class H (m)	2,952
8,918	Industrial & Commercial Bank of China, Class H (m)	7,564
691	Li Ning Co., Ltd. (m)	1,185

		15,378

	France — 13.6%
156	Accor S.A. (m)	6,938
336	AXA S.A. (m)	7,530
133	BNP Paribas (m)	10,542
69	GDF Suez (m)	2,818
84	Imerys S.A. (m)	6,505
113	Lafarge S.A. (m)	8,032
59	LVMH Moet Hennessy Louis Vuitton S.A. (m)	10,672
72	Pernod-Ricard S.A. (m)	7,205
46	PPR (m)	8,274
126	Sanofi-Aventis S.A. (m)	9,939
113	Societe Generale (m)	7,530
286	Total S.A. (m)	18,323

		104,308

	Germany — 7.2%
116	Bayer AG (m)	10,151
104	E.ON AG (m)	3,568
63	Fresenius Medical Care AG & Co. KGaA (m)	4,917
44	Linde AG (m)	7,951
156	SAP AG (m)	10,081
86	Siemens AG (m)	12,451
186	Symrise AG (m)	6,133

		55,252

	Hong Kong — 2.2%
1,165	Belle International Holdings Ltd. (m)	2,280
2,559	CNOOC Ltd. (m)	6,361
1,189	Hang Lung Properties Ltd. (m)	5,302
975	Sands China Ltd. (a) (m)	2,739

		16,682

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 1.2%
674	WPP plc (m)	8,825

	Israel — 0.8%
141	Teva Pharmaceutical Industries Ltd., ADR (m)	6,465

	Italy — 1.1%
1,242	Intesa Sanpaolo S.p.A. (m)	4,125
1,777	UniCredit S.p.A. (m)	4,577

		8,702

	Japan — 16.7%
209	Canon, Inc. (m)	9,855
155	Daikin Industries Ltd. (m)	4,940
73	East Japan Railway Co. (m)	4,035
304	Honda Motor Co., Ltd. (m)	11,672
2	Japan Tobacco, Inc. (m)	6,614
321	Komatsu Ltd. (m)	11,318
663	Kubota Corp. (m)	6,357
367	Mitsubishi Corp. (m)	9,948
990	Mitsubishi UFJ Financial Group, Inc. (m)	4,752
228	Mitsui Fudosan Co., Ltd. (m)	3,957
74	Murata Manufacturing Co., Ltd. (m)	5,359
73	Nidec Corp. (m)	6,381
22	Nintendo Co., Ltd. (m)	5,253
432	Nomura Holdings, Inc. (m)	2,208
79	Omron Corp. (m)	2,170
127	Shin-Etsu Chemical Co., Ltd. (m)	6,586
29	SMC Corp. (m)	5,352
439	Sumitomo Corp. (m)	6,056
270	Toyota Motor Corp. (m)	10,767
12	Yahoo! Japan Corp. (m)	4,451

		128,031

	Mexico — 0.6%
80	America Movil S.A.B. de C.V., Series L, ADR (m)	4,563

	Netherlands — 5.3%
813	ING Groep N.V. CVA (a) (m)	10,715
443	Reed Elsevier N.V. (m)	5,778
528	Royal Dutch Shell plc, Class A (m)	20,404
151	Wolters Kluwer N.V. (m)	3,519

		40,416

	South Korea — 1.0%
18	Samsung Electronics Co., Ltd., GDR (e) (m)	7,291

	Spain — 1.6%
541	Banco Bilbao Vizcaya Argentaria S.A. (m)	6,928
62	Inditex S.A. (m)	5,561

		12,489

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Sweden — 0.9%
227	Atlas Copco AB, Class A (m)	6,678

	Switzerland — 12.0%
357	ABB Ltd. (a) (m)	9,848
174	Credit Suisse Group AG (m)	7,914
85	Holcim Ltd. (m)	7,377
293	Nestle S.A. (m)	18,196
202	Novartis AG (m)	12,002
62	Roche Holding AG (m)	10,025
2	SGS S.A. (m)	4,205
102	Wolseley plc (m)	3,690
312	Xstrata plc (m)	7,997
40	Zurich Financial Services AG (a) (m)	11,223

		92,477

	Taiwan — 0.8%
453	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	6,113

	United Kingdom — 24.2%
164	Autonomy Corp. plc (a) (m)	4,427
1,177	Barclays plc (m)	5,594
617	BG Group plc (m)	15,897
1,374	BP plc (m)	10,564
240	British American Tobacco plc (m)	10,496
348	Burberry Group plc (m)	7,559
1,283	Centrica plc (m)	6,891
400	GlaxoSmithKline plc (m)	8,730
1,462	HSBC Holdings plc (m)	15,913
707	ICAP plc (m)	6,137
240	Imperial Tobacco Group plc (m)	8,477

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
1,106	Man Group plc (m)	4,629
973	Marks & Spencer Group plc (m)	6,318
838	Prudential plc (m)	10,841
124	Rio Tinto plc (m)	9,019
402	Standard Chartered plc (m)	11,175
1,387	Tesco plc (m)	9,350
187	Tullow Oil plc (m)	4,494
379	Unilever plc (m)	12,304
5,988	Vodafone Group plc (m)	17,309

		186,124

	Total Common Stocks (Cost $534,855)	745,367

Preferred Stock — 1.3%
	Germany — 1.3%
50	Volkswagen AG (a) (m) (Cost $5,728)	9,768

Short-Term Investment — 3.2%
	Investment Company — 3.2%
24,742	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $24,742)	24,742

	Total Investments — 101.6% (Cost $565,325)	779,877
	Liabilities in Excess of Other Assets — (1.6)%	(12,275)

	NET ASSETS — 100.0%	$767,602

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	10.6%
Oil, Gas & Consumable Fuels	10.2
Pharmaceuticals	7.3
Metals & Mining	6.2
Insurance	4.2
Automobiles	4.1
Food Products	3.9
Machinery	3.8
Tobacco	3.3
Construction Materials	2.8
Wireless Telecommunication Services	2.8
Capital Markets	2.7
Chemicals	2.7
Software	2.5
Trading Companies & Distributors	2.5
Textiles, Apparel & Luxury Goods	2.5

INDUSTRY	PERCENTAGE
Media	2.3%
Beverages	2.2
Electrical Equipment	2.1
Multiline Retail	1.9
Semiconductors & Semiconductor Equipment	1.7
Industrial Conglomerates	1.6
Diversified Financial Services	1.4
Office Electronics	1.3
Multi-Utilities	1.2
Hotels, Restaurants & Leisure	1.2
Food & Staples Retailing	1.2
Real Estate Management & Development	1.2
Specialty Retail	1.0
Electronic Equipment, Instruments & Components	1.0
Others (each less than 1.0%)	3.4
Short-Term Investment	3.2

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.2%
		Australia — 4.1%
13		AGL Energy Ltd. (m)	212
74		Alumina Ltd. (m)	186
37		Amcor Ltd. (m)	282
84		AMP Ltd. (m)	503
1		Aristocrat Leisure Ltd. (m)	1
87		Asciano Ltd. (m)	158
5		ASX Ltd. (m)	179
76		Australia & New Zealand Banking Group Ltd. (m)	2,016
11		Bendigo and Adelaide Bank Ltd. (m)	111
449		BGP Holdings Beneficial Interest Share (a) (f) (i)	—
99		BHP Billiton Ltd. (m)	5,018
6		Billabong International Ltd. (m)	45
52		BlueScope Steel Ltd. (m)	100
21		Boral Ltd. (m)	114
43		Brambles Ltd. (m)	316
4		Caltex Australia Ltd. (m)	59
61		CFS Retail Property Trust (m)	120
16		Coca-Cola Amatil Ltd. (m)	215
2		Cochlear Ltd. (m)	147
46		Commonwealth Bank of Australia (m)	2,701
13		Computershare Ltd. (m)	140
13		Crown Ltd. (m)	123
16		CSL Ltd. (m)	612
15		CSR Ltd. (m)	49
140		Dexus Property Group (m)	135
—	(h)	DuluxGroup Ltd. (m)	—	(h)
—	(h)	Energy Resources of Australia Ltd. (m)	1
63		Fairfax Media Ltd. (m)	91
38		Fortescue Metals Group Ltd. (m)	255
57		Foster’s Group Ltd. (m)	350
40		Goodman Fielder Ltd. (m)	47
195		Goodman Group (m)	152
52		GPT Group (m)	180
16		Harvey Norman Holdings Ltd. (m)	46
49		Incitec Pivot Ltd. (m)	203
61		Insurance Australia Group Ltd. (m)	240
4		Leighton Holdings Ltd. (m)	116
16		Lend Lease Group (m)	150
5		MacArthur Coal Ltd. (m)	65
10		Macquarie Group Ltd. (m)	398
14		MAp Group (m)	44
22		Metcash Ltd. (m)	98
103		Mirvac Group (m)	143
63		National Australia Bank Ltd. (m)	1,880
23		Newcrest Mining Ltd. (m)	1,030
38		OneSteel Ltd. (m)	90

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — Continued
11	Orica Ltd. (m)	317
31	Origin Energy Ltd. (m)	559
97	OZ Minerals Ltd. (m)	154
20	Paladin Energy Ltd. (a) (m)	74
33	Qantas Airways Ltd. (a) (m)	76
31	QBE Insurance Group Ltd. (m)	637
52	QR National Ltd. (a) (m)	197
4	Ramsay Health Care Ltd. (m)	79
13	Rio Tinto Ltd. (m)	1,161
25	Santos Ltd. (m)	411
11	Sonic Healthcare Ltd. (m)	149
40	SP AusNet (m)	39
70	Stockland (m)	289
38	Suncorp Group Ltd. (m)	344
21	TABCORP Holdings Ltd. (m)	172
37	Tatts Group Ltd. (m)	94
128	Telstra Corp. Ltd. (m)	409
20	Toll Holdings Ltd. (m)	121
39	Transurban Group (m)	227
30	Wesfarmers Ltd. (m)	1,087
4	Wesfarmers Ltd. (m)	166
65	Westfield Group (m)	642
85	Westfield Retail Trust (m)	248
88	Westpac Banking Corp. (m)	2,411
18	Woodside Petroleum Ltd. (m)	945
36	Woolworths Ltd. (m)	1,042
6	WorleyParsons Ltd. (m)	189

		31,360

	Austria — 1.5%
55	Erste Group Bank AG (m)	2,767
295	IMMOFINANZ AG (a) (m)	1,401
44	OMV AG (m)	2,017
14	Raiffeisen Bank International AG (m)	777
98	Telekom Austria AG (m)	1,517
20	Verbund AG (m)	904
12	Vienna Insurance Group AG Wiener Versicherung Gruppe (m)	695
32	Voestalpine AG (m)	1,570

		11,648

	Belgium — 1.8%
264	Ageas (m)	800
83	Anheuser-Busch InBev N.V. (m)	5,319
5	Bekaert S.A. (m)	570
17	Belgacom S.A. (m)	662
3	Cie Nationale a Portefeuille (a) (m)	240

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Belgium — Continued
9	Colruyt S.A. (m)	495
12	Delhaize Group S.A. (m)	1,005
66	Dexia S.A. (a) (m)	262
9	Groupe Bruxelles Lambert S.A. (m)	912
19	KBC Groep N.V. (a) (m)	758
3	Mobistar S.A. (m)	228
7	Solvay S.A. (m)	966
12	UCB S.A. (m)	575
13	Umicore S.A. (m)	760

		13,552

	Bermuda — 0.2%
36	Seadrill Ltd. (m)	1,288

	Brazil — 0.2%
16	BM&F Bovespa S.A. (m)	117
34	Petroleo Brasileiro S.A. (m)	619
17	Vale S.A. (m)	568

		1,304

	Chile — 0.7%
5,053	Banco Santander Chile (m)	446
10	CAP S.A. (m)	558
72	Cencosud S.A. (m)	566
330	Empresa Nacional de Electricidad S.A. (m)	624
8	Empresas CMPC S.A. (m)	456
44	Empresas COPEC S.A. (m)	855
333	Enersis S.A. (m)	143
26	Enersis S.A., ADR (m)	562
9	ENTEL Chile S.A. (m)	178
14	Lan Airlines S.A. (m)	394
51	S.A.C.I. Falabella (m)	558

		5,340

	China — 0.6%
672	Bank of China Ltd., Class H (m)	372
26	BBMG Corp., Class H (m)	42
94	BYD Co., Ltd., Class H (a) (m)	340
468	China Construction Bank Corp., Class H (m)	443
75	China Life Insurance Co., Ltd., Class H (m)	268
410	Datang International Power Generation Co., Ltd., Class H (m)	155
46	Foxconn International Holdings Ltd. (a) (m)	27
226	Huaneng Power International, Inc., Class H (m)	125
601	Industrial & Commercial Bank of China, Class H (m)	510
48	Lenovo Group Ltd. (m)	28
431	PetroChina Co., Ltd., Class H (m)	625

SHARES		SECURITY DESCRIPTION	VALUE($)

		China — Continued
91		Shui On Land Ltd. (m)	40
11		Tencent Holdings Ltd. (m)	306
74		Tingyi Cayman Islands Holding Corp. (m)	196
56		Yangzijiang Shipbuilding Holdings Ltd. (m)	83
167		Yanzhou Coal Mining Co., Ltd., Class H (m)	659
361		Zhejiang Expressway Co., Ltd., Class H (m)	298

			4,517

		Cyprus — 0.1%
131		Bank of Cyprus Public Co., Ltd. (m)	479
10		ProSafe SE (m)	80

			559

		Denmark — 1.2%
—	(h)	A.P. Moller — Maersk A/S, Class A (m)	374
—	(h)	A.P. Moller — Maersk A/S, Class B (m)	1,023
8		Carlsberg A/S, Class B (m)	919
2		Coloplast A/S, Class B (m)	253
39		Danske Bank A/S (a) (m)	944
16		DSV A/S (m)	421
31		Novo Nordisk A/S, Class B (m)	3,909
4		Novozymes A/S, Class B (m)	611
2		Pandora A/S (m)	108
2		Tryg A/S (m)	124
15		Vestas Wind Systems A/S (a) (m)	548
2		William Demant Holding A/S (a) (m)	167

			9,401

		Finland — 0.9%
7		Elisa OYJ (m)	165
22		Fortum OYJ (m)	761
3		Kesko OYJ, Class B (m)	178
8		Kone OYJ, Class B (m)	512
7		Metso OYJ (m)	411
6		Neste Oil OYJ (m)	120
191		Nokia OYJ (m)	1,760
6		Nokian Renkaat OYJ (m)	294
5		Orion OYJ, Class B (m)	115
7		Outokumpu OYJ (m)	110
7		Pohjola Bank plc, Class A (m)	111
4		Rautaruukki OYJ (m)	96
21		Sampo OYJ, Class A (m)	700
4		Sanoma OYJ (m)	92
30		Stora Enso OYJ, Class R (m)	365
27		UPM-Kymmene OYJ (m)	556
8		Wartsila OYJ (m)	326

			6,672

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		France — 10.1%
10		Accor S.A. (m)	431
2		Aeroports de Paris (m)	192
14		Air France-KLM (a) (m)	239
18		Air Liquide S.A. (m)	2,661
151		Alcatel-Lucent (a) (m)	981
13		Alstom S.A. (m)	846
3		Atos Origin S.A. (a) (m)	181
112		AXA S.A. (m)	2,508
1		BioMerieux (m)	85
62		BNP Paribas (m)	4,887
14		Bouygues S.A. (m)	707
3		Bureau Veritas S.A. (m)	280
10		Cap Gemini S.A. (m)	576
39		Carrefour S.A. (m)	1,831
3		Casino Guichard Perrachon S.A. (m)	362
4		Christian Dior S.A. (m)	668
25		Cie de St-Gobain (m)	1,732
10		Cie Generale de Geophysique-Veritas (a) (m)	368
13		Cie Generale d’Optique Essilor International S.A. (m)	1,075
10		CNP Assurances (m)	224
11		Compagnie Generale des Etablissements Michelin, Class B (m)	1,126
61		Credit Agricole S.A. (m)	1,009
37		Danone (m)	2,729
4		Dassault Systemes S.A. (m)	310
10		Edenred (a) (m)	310
17		EDF S.A. (m)	698
3		Eiffage S.A. (m)	185
—	(h)	Eramet (m)	122
2		Eurazeo (m)	160
7		Eutelsat Communications S.A. (m)	284
2		Fonciere Des Regions (m)	218
121		France Telecom S.A. (m)	2,831
81		GDF Suez (m)	3,311
1		Gecina S.A. (m)	191
33		Groupe Eurotunnel S.A. (m)	363
1		Hermes International (m)	142
2		ICADE (m)	218
1		Iliad S.A. (m)	134
2		Imerys S.A. (m)	176
4		JCDecaux S.A. (a) (m)	152
6		Klepierre (m)	258
12		Lafarge S.A. (m)	879
8		Lagardere S.C.A. (m)	340
10		Legrand S.A. (m)	458

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — Continued
15	L’Oreal S.A. (m)	1,930
16	LVMH Moet Hennessy Louis Vuitton S.A. (m)	2,805
4	Metropole Television S.A. (m)	114
57	Natixis (a) (m)	327
2	Neopost S.A. (m)	199
9	PagesJaunes Groupe (m)	89
13	Pernod-Ricard S.A. (m)	1,267
10	Peugeot S.A. (a) (m)	452
5	PPR (m)	842
8	Publicis Groupe S.A. (m)	436
12	Renault S.A. (a) (m)	728
11	Safran S.A. (m)	423
68	Sanofi-Aventis S.A. (m)	5,350
15	Schneider Electric S.A. (m)	2,735
12	SCOR SE (m)	374
2	Societe BIC S.A. (m)	177
41	Societe Generale (m)	2,729
8	Societe Television Francaise 1 (m)	144
6	Sodexo (m)	451
18	Suez Environnement Co. (m)	406
7	Technip S.A. (m)	764
6	Thales S.A. (m)	260
138	Total S.A. (m)	8,837
6	Unibail-Rodamco SE (m)	1,423
7	Vallourec S.A. (m)	884
23	Veolia Environnement S.A. (m)	754
28	Vinci S.A. (m)	1,866
79	Vivendi S.A. (m)	2,482

		76,686

	Germany — 14.1%
21	Adidas AG (m)	1,593
49	Allianz SE (m)	7,644
2	Axel Springer AG (m)	271
97	BASF SE (a) (m)	10,007
88	Bayer AG (m)	7,690
35	Bayerische Motoren Werke AG (m)	3,264
10	Beiersdorf AG (m)	661
3	Brenntag AG (a) (m)	403
8	Celesio AG (m)	191
86	Commerzbank AG (a) (m)	550
5	Continental AG (a) (m)	522
95	Daimler AG (m)	7,357
99	Deutsche Bank AG (m)	6,416
21	Deutsche Boerse AG (m)	1,726
31	Deutsche Lufthansa AG (a) (m)	701
90	Deutsche Post AG (a) (m)	1,772

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Germany — Continued
303	Deutsche Telekom AG (m)	5,005
192	E.ON AG (m)	6,579
4	Fraport AG Frankfurt Airport Services Worldwide (m)	316
20	Fresenius Medical Care AG & Co. KGaA (m)	1,595
11	Fresenius SE & Co. KGaA (m)	1,200
17	GEA Group AG (m)	625
7	Hannover Rueckversicherung AG (m)	447
15	HeidelbergCement AG (m)	1,115
14	Henkel AG & Co. KGaA (m)	769
4	Hochtief AG (m)	389
114	Infineon Technologies AG (m)	1,296
15	K+S AG (m)	1,213
6	Kabel Deutschland Holding AG (a) (m)	364
9	Lanxess AG (m)	801
18	Linde AG (m)	3,208
11	MAN SE (a) (m)	1,533
7	Merck KGaA (m)	710
14	Metro AG (m)	1,018
20	Muenchener Rueckversicherungs AG (m)	3,375
1	Puma AG Rudolf Dassler Sport (m)	180
44	RWE AG (m)	2,900
4	Salzgitter AG (m)	338
90	SAP AG (m)	5,818
87	Siemens AG (m)	12,655
7	Suedzucker AG (m)	208
35	ThyssenKrupp AG (m)	1,620
15	TUI AG (a) (m)	186
12	United Internet AG (m)	240
3	Volkswagen AG (a) (m)	549
2	Wacker Chemie AG (m)	403

		107,423

	Greece — 0.5%
79	Alpha Bank AE (a) (m)	458
29	Coca Cola Hellenic Bottling Co. S.A. (m)	805
49	EFG Eurobank Ergasias S.A. (a) (m)	278
38	Hellenic Telecommunications Organization S.A. (m)	454
151	National Bank of Greece S.A. (a) (m)	1,167
35	OPAP S.A. (m)	736
19	Public Power Corp. S.A. (m)	308

		4,206

	Hong Kong — 1.0%
164	AIA Group Ltd. (a) (m)	552
4	ASM Pacific Technology Ltd. (m)	54

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hong Kong — Continued
32		Bank of East Asia Ltd. (m)	131
118		Belle International Holdings Ltd. (m)	231
79		BOC Hong Kong Holdings Ltd. (m)	247
25		Cathay Pacific Airways Ltd. (m)	63
29		Cheung Kong Holdings Ltd. (m)	460
10		Cheung Kong Infrastructure Holdings Ltd. (m)	49
60		China Mobile Ltd. (m)	556
—	(h)	China Mobile Ltd., ADR (m)	15
1		Chinese Estates Holdings Ltd. (m)	2
40		CLP Holdings Ltd. (m)	328
158		CNOOC Ltd. (m)	393
25		Esprit Holdings Ltd. (m)	102
17		Hang Lung Group Ltd. (m)	115
51		Hang Lung Properties Ltd. (m)	227
16		Hang Seng Bank Ltd. (m)	251
22		Henderson Land Development Co., Ltd. (m)	151
90		Hong Kong & China Gas Co., Ltd. (m)	224
22		Hong Kong Exchanges and Clearing Ltd. (m)	494
2		Hopewell Highway Infrastructure Ltd. (m)	1
12		Hopewell Holdings Ltd. (m)	35
6		Hutchison Telecommunications Hong Kong Holdings Ltd. (m)	2
44		Hutchison Whampoa Ltd. (m)	506
13		Hysan Development Co., Ltd. (m)	61
15		Kerry Properties Ltd. (m)	80
58		Li & Fung Ltd. (m)	298
13		Lifestyle International Holdings Ltd. (m)	37
46		Link REIT (The) (m)	145
62		Mongolia Energy Corp., Ltd. (a) (m)	15
31		MTR Corp. (m)	113
56		New World Development Ltd. (m)	98
101		Noble Group Ltd. (m)	185
27		NWS Holdings Ltd. (m)	40
5		Orient Overseas International Ltd. (m)	36
76		PCCW Ltd. (m)	30
29		Power Assets Holdings Ltd. (m)	203
28		Shangri-La Asia Ltd. (m)	78
52		Sino Land Co., Ltd. (m)	92
36		SJM Holdings Ltd. (m)	78
30		Sun Hung Kai Properties Ltd. (m)	463
16		Swire Pacific Ltd., Class A (m)	244
1		Television Broadcasts Ltd. (m)	4
31		Wharf Holdings Ltd. (m)	230
19		Wheelock & Co., Ltd. (m)	78
4		Wing Hang Bank Ltd. (m)	45

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Hong Kong — Continued
16	Yue Yuen Industrial Holdings Ltd. (m)	54

		7,896

	Hungary — 0.9%
171	Magyar Telekom Telecommunications plc (a) (m)	583
15	MOL Hungarian Oil and Gas plc (a) (m)	2,127
87	OTP Bank plc (a) (m)	3,076
5	Richter Gedeon Nyrt. (m)	1,065

		6,851

	India — 0.7%
3	Bharat Heavy Electricals Ltd. (m)	119
36	Housing Development Finance Corp., Ltd. (m)	573
7	ICICI Bank Ltd., ADR (m)	374
8	Infosys Technologies Ltd. (m)	541
239	ITC Ltd., GDR (m)	1,035
5	Larsen & Toubro Ltd., GDR (m)	169
9	Mahindra & Mahindra Ltd. (m)	147
33	NTPC Ltd. (m)	137
28	Oil & Natural Gas Corp., Ltd. (m)	192
12	Ranbaxy Laboratories Ltd., GDR (m)	127
30	Reliance Industries Ltd. (m)	661
6	Reliance Industries Ltd., GDR (e) (m)	246
100	Sterlite Industries India Ltd. (m)	410
21	Sun Pharmaceutical Industries Ltd. (m)	219
3	Tata Power Co., Ltd. (m)	90
122	United Phosphorus Ltd. (m)	417

		5,457

	Ireland — 0.5%
4	Allied Irish Banks plc (a) (m)	1
66	CRH plc (m)	1,636
23	Elan Corp. plc (a) (m)	187
23	Elan Corp. plc, ADR (a) (m)	187
25	Experian plc (m)	337
290	Governor & Co. of the Bank of Ireland (The) (a) (m)	118
13	James Hardie Industries SE (a) (m)	84
14	Kerry Group plc, Class A (m)	561
27	Ryanair Holdings plc (m)	141
14	Shire plc (m)	433
31	WPP plc (m)	410

		4,095

	Israel — 0.6%
53	Bank Hapoalim BM (a) (m)	279
63	Bank Leumi Le-Israel BM (m)	328
93	Bezeq Israeli Telecommunication Corp., Ltd. (m)	277

SHARES		SECURITY DESCRIPTION	VALUE($)

		Israel — Continued
—	(h)	Cellcom Israel Ltd. (m)	3
3		Cellcom Israel Ltd. (m)	82
—	(h)	Delek Group Ltd. (m)	57
1		Elbit Systems Ltd. (m)	71
24		Israel Chemicals Ltd. (m)	421
—	(h)	Israel Corp., Ltd. (The) (m)	155
41		Israel Discount Bank Ltd., Class A (a) (m)	87
—	(h)	Koor Industries Ltd. (a) (m)	—	(h)
12		Makhteshim-Agan Industries Ltd. (a) (m)	66
7		Mizrahi Tefahot Bank Ltd. (m)	73
3		NICE Systems Ltd. (a) (m)	128
5		Partner Communications Co., Ltd. (m)	87
19		Teva Pharmaceutical Industries Ltd. (m)	875
31		Teva Pharmaceutical Industries Ltd., ADR (m)	1,420

			4,409

		Italy — 7.9%
202		A2A S.p.A. (m)	366
205		Assicurazioni Generali S.p.A. (m)	4,918
52		Atlantia S.p.A. (m)	1,283
19		Autogrill S.p.A. (a) (m)	271
85		Banca Carige S.p.A. (m)	207
365		Banca Monte dei Paschi di Siena S.p.A. (a) (m)	495
260		Banco Popolare SC (m)	770
35		Beni Stabili S.p.A. (a) (m)	40
350		Enel Green Power S.p.A. (a) (m)	1,038
1,158		Enel S.p.A. (m)	8,259
456		ENI S.p.A. (m)	12,218
12		Exor S.p.A. (m)	420
130		Fiat Industrial S.p.A. (a) (m)	1,928
130		Fiat S.p.A. (m)	1,385
67		Finmeccanica S.p.A. (m)	909
1,334		Intesa Sanpaolo S.p.A. (m)	4,430
160		Intesa Sanpaolo S.p.A. (m)	460
20		Luxottica Group S.p.A. (m)	646
120		Mediaset S.p.A. (m)	798
82		Mediobanca S.p.A. (m)	937
300		Parmalat S.p.A. (a) (m)	1,136
37		Pirelli & C. S.p.A. (m)	390
42		Prelios S.p.A. (a) (m)	33
34		Prysmian S.p.A. (m)	791
46		Saipem S.p.A. (m)	2,622
261		Snam Rete Gas S.p.A. (m)	1,620
1		Telecom Italia Media S.p.A. (a) (m)	—	(h)
1,630		Telecom Italia S.p.A. (m)	2,451
1,089		Telecom Italia S.p.A. (m)	1,404
240		Terna Rete Elettrica Nazionale S.p.A. (m)	1,203

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Italy — Continued
2,344		UniCredit S.p.A. (m)	6,038
102		Unione di Banche Italiane ScpA (m)	916

			60,382

		Japan — 16.2%
19		77 Bank Ltd. (The) (m)	86
2		ABC-Mart, Inc. (m)	60
—	(h)	Acom Co., Ltd. (a) (m)	—	(h)
9		Advantest Corp. (m)	172
33		Aeon Co., Ltd. (m)	393
4		Aeon Credit Service Co., Ltd. (m)	59
4		Aeon Mall Co., Ltd. (m)	106
—	(h)	Aiful Corp. (a) (m)	—	(h)
7		Air Water, Inc. (m)	85
10		Aisin Seiki Co., Ltd. (m)	353
35		Ajinomoto Co., Inc. (m)	389
2		Alfresa Holdings Corp. (m)	71
46		All Nippon Airways Co., Ltd. (m)	135
18		Amada Co., Ltd. (m)	146
21		Aozora Bank Ltd. (m)	45
21		Asahi Breweries Ltd. (m)	392
52		Asahi Glass Co., Ltd. (m)	665
69		Asahi Kasei Corp. (m)	480
9		Asics Corp. (m)	130
23		Astellas Pharma, Inc. (m)	890
18		Bank of Kyoto Ltd. (The) (m)	167
66		Bank of Yokohama Ltd. (The) (m)	327
3		Benesse Holdings, Inc. (m)	120
36		Bridgestone Corp. (m)	786
13		Brother Industries Ltd. (m)	193
3		Canon Marketing Japan, Inc. (m)	28
60		Canon, Inc. (m)	2,806
12		Casio Computer Co., Ltd. (m)	97
—	(h)	Central Japan Railway Co. (m)	559
40		Chiba Bank Ltd. (The) (m)	236
9		Chiyoda Corp. (m)	90
36		Chubu Electric Power Co., Inc. (m)	779
12		Chugai Pharmaceutical Co., Ltd. (m)	198
9		Chugoku Bank Ltd. (The) (m)	105
16		Chugoku Electric Power Co., Inc. (The) (m)	275
13		Citizen Holdings Co., Ltd. (m)	80
3		Coca-Cola West Co., Ltd. (m)	68
32		Cosmo Oil Co., Ltd. (m)	106
8		Credit Saison Co., Ltd. (m)	126
29		Dai Nippon Printing Co., Ltd. (m)	352
15		Daicel Chemical Industries Ltd. (m)	99

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
16		Daido Steel Co., Ltd. (m)	91
10		Daihatsu Motor Co., Ltd. (m)	162
—	(h)	Dai-ichi Life Insurance Co., Ltd. (The) (m)	730
36		Daiichi Sankyo Co., Ltd. (m)	713
13		Daikin Industries Ltd. (m)	430
8		Dainippon Sumitomo Pharma Co., Ltd. (m)	76
4		Daito Trust Construction Co., Ltd. (m)	323
27		Daiwa House Industry Co., Ltd. (m)	331
88		Daiwa Securities Group, Inc. (m)	382
4		Dena Co., Ltd. (m)	165
26		Denki Kagaku Kogyo KK (m)	136
27		Denso Corp. (m)	890
9		Dentsu, Inc. (m)	239
1		DIC Corp. (m)	2
14		Dowa Holdings Co., Ltd. (m)	89
18		East Japan Railway Co. (m)	1,012
13		Eisai Co., Ltd. (m)	487
6		Electric Power Development Co., Ltd. (m)	163
10		Elpida Memory, Inc. (a) (m)	150
4		FamilyMart Co., Ltd. (m)	129
10		FANUC Corp. (m)	1,699
3		Fast Retailing Co., Ltd. (m)	414
31		Fuji Electric Holdings Co., Ltd. (m)	98
31		Fuji Heavy Industries Ltd. (m)	231
—	(h)	Fuji Media Holdings, Inc. (m)	25
26		FUJIFILM Holdings Corp. (m)	793
104		Fujitsu Ltd. (m)	597
41		Fukuoka Financial Group, Inc. (m)	169
32		Furukawa Electric Co., Ltd. (m)	128
5		Gree, Inc. (m)	97
21		GS Yuasa Corp. (m)	144
22		Gunma Bank Ltd. (The) (m)	117
22		Hachijuni Bank Ltd. (The) (m)	131
1		Hakuhodo DY Holdings, Inc. (m)	56
3		Hamamatsu Photonics KK (m)	130
62		Hankyu Hanshin Holdings, Inc. (m)	275
14		Hino Motors Ltd. (m)	66
2		Hirose Electric Co., Ltd. (m)	184
27		Hiroshima Bank Ltd. (The) (m)	118
4		Hisamitsu Pharmaceutical Co., Inc. (m)	150
5		Hitachi Chemical Co., Ltd. (m)	109
6		Hitachi Construction Machinery Co., Ltd. (m)	134
4		Hitachi High-Technologies Corp. (m)	78
236		Hitachi Ltd. (m)	1,281
9		Hitachi Metals Ltd. (m)	119

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
10		Hokkaido Electric Power Co., Inc. (m)	174
66		Hokuhoku Financial Group, Inc. (m)	127
10		Hokuriku Electric Power Co. (m)	197
86		Honda Motor Co., Ltd. (m)	3,295
25		Hoya Corp. (m)	530
7		Ibiden Co., Ltd. (m)	240
1		Idemitsu Kosan Co., Ltd. (m)	142
71		IHI Corp. (m)	181
—	(h)	Inpex Corp. (m)	869
20		Isetan Mitsukoshi Holdings Ltd. (m)	189
62		Isuzu Motors Ltd. (m)	266
3		Ito En Ltd. (m)	48
80		ITOCHU Corp. (m)	833
2		Itochu Techno-Solutions Corp. (m)	59
13		Iyo Bank Ltd. (The) (m)	109
22		J. Front Retailing Co., Ltd. (m)	96
—	(h)	Jafco Co., Ltd. (m)	—	(h)
1		Japan Petroleum Exploration Co. (m)	69
—	(h)	Japan Prime Realty Investment Corp. (m)	91
—	(h)	Japan Real Estate Investment Corp. (m)	277
—	(h)	Japan Retail Fund Investment Corp. (m)	136
17		Japan Steel Works Ltd. (The) (m)	137
—	(h)	Japan Tobacco, Inc. (m)	940
25		JFE Holdings, Inc. (m)	688
11		JGC Corp. (m)	272
34		Joyo Bank Ltd. (The) (m)	137
13		JS Group Corp. (m)	323
10		JSR Corp. (m)	202
10		JTEKT Corp. (m)	133
—	(h)	Jupiter Telecommunications Co., Ltd. (m)	140
118		JX Holdings, Inc. (m)	833
43		Kajima Corp. (m)	123
13		Kamigumi Co., Ltd. (m)	115
16		Kaneka Corp. (m)	116
38		Kansai Electric Power Co., Inc. (The) (m)	810
11		Kansai Paint Co., Ltd. (m)	99
29		Kao Corp. (m)	718
76		Kawasaki Heavy Industries Ltd. (m)	315
36		Kawasaki Kisen Kaisha Ltd. (m)	121
—	(h)	KDDI Corp. (m)	1,035
29		Keikyu Corp. (m)	204
30		Keio Corp. (m)	169
14		Keisei Electric Railway Co., Ltd. (m)	81
2		Keyence Corp. (m)	581
9		Kikkoman Corp. (m)	88
7		Kinden Corp. (m)	61

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
93	Kintetsu Corp. (m)	277
45	Kirin Holdings Co., Ltd. (m)	630
137	Kobe Steel Ltd. (m)	339
5	Koito Manufacturing Co., Ltd. (m)	79
50	Komatsu Ltd. (m)	1,772
5	Konami Corp. (m)	99
24	Konica Minolta Holdings Inc. (m)	216
61	Kubota Corp. (m)	587
19	Kuraray Co., Ltd. (m)	274
6	Kurita Water Industries Ltd. (m)	176
9	Kyocera Corp. (m)	945
16	Kyowa Hakko Kirin Co., Ltd. (m)	156
19	Kyushu Electric Power Co., Inc. (m)	344
3	Lawson, Inc. (m)	156
1	Mabuchi Motor Co., Ltd. (m)	64
6	Makita Corp. (m)	265
90	Marubeni Corp. (m)	656
12	Marui Group Co., Ltd. (m)	83
3	Maruichi Steel Tube Ltd. (m)	72
5	Matsui Securities Co., Ltd. (m)	26
78	Mazda Motor Corp. (a) (m)	179
3	McDonald’s Holdings Co., Japan Ltd. (m)	87
8	Medipal Holdings Corp. (m)	65
4	MEIJI Holdings Co., Ltd. (m)	161
19	Minebea Co., Ltd. (m)	102
3	Miraca Holdings, Inc. (m)	95
65	Mitsubishi Chemical Holdings Corp. (m)	440
72	Mitsubishi Corp. (m)	1,949
105	Mitsubishi Electric Corp. (m)	1,165
64	Mitsubishi Estate Co., Ltd. (m)	1,126
21	Mitsubishi Gas Chemical Co., Inc. (m)	163
159	Mitsubishi Heavy Industries Ltd. (m)	761
7	Mitsubishi Logistics Corp. (m)	74
60	Mitsubishi Materials Corp. (m)	209
204	Mitsubishi Motors Corp. (a) (m)	250
12	Mitsubishi Tanabe Pharma Corp. (m)	199
658	Mitsubishi UFJ Financial Group, Inc. (m)	3,156
3	Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	128
94	Mitsui & Co., Ltd. (m)	1,666
43	Mitsui Chemicals, Inc. (m)	158
35	Mitsui Engineering & Shipbuilding Co., Ltd. (m)	88
45	Mitsui Fudosan Co., Ltd. (m)	776
28	Mitsui Mining & Smelting Co., Ltd. (m)	99
57	Mitsui OSK Lines Ltd. (m)	318
4	Mitsumi Electric Co., Ltd. (m)	50
1,093	Mizuho Financial Group, Inc. (m)	1,732

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
31		Mizuho Securities Co., Ltd. (a) (m)	79
73		Mizuho Trust & Banking Co., Ltd. (m)	62
29		MS&AD Insurance Group Holdings (m)	670
11		Murata Manufacturing Co., Ltd. (m)	766
4		Nabtesco Corp. (m)	102
10		Namco Bandai Holdings, Inc. (m)	110
128		NEC Corp. (a) (m)	270
14		NGK Insulators Ltd. (m)	237
8		NGK Spark Plug Co., Ltd. (m)	118
7		NHK Spring Co., Ltd. (m)	67
6		Nidec Corp. (m)	530
17		Nikon Corp. (m)	358
5		Nintendo Co., Ltd. (m)	1,215
—	(h)	Nippon Building Fund, Inc. (m)	272
18		Nippon Electric Glass Co., Ltd. (m)	273
39		Nippon Express Co., Ltd. (m)	155
9		Nippon Meat Packers, Inc. (m)	128
5		Nippon Paper Group, Inc. (m)	102
42		Nippon Sheet Glass Co., Ltd. (m)	123
270		Nippon Steel Corp. (m)	845
27		Nippon Telegraph & Telephone Corp. (m)	1,235
80		Nippon Yusen KK (m)	296
36		Nishi-Nippon City Bank Ltd. (The) (m)	102
8		Nissan Chemical Industries Ltd. (m)	79
130		Nissan Motor Co., Ltd. (m)	1,253
11		Nisshin Seifun Group, Inc. (m)	131
33		Nisshin Steel Co., Ltd. (m)	66
7		Nisshinbo Holdings, Inc. (m)	67
4		Nissin Foods Holdings Co., Ltd. (m)	128
2		Nitori Holdings Co., Ltd. (m)	168
9		Nitto Denko Corp. (m)	463
71		NKSJ Holdings, Inc. (m)	456
6		NOK Corp. (m)	100
192		Nomura Holdings, Inc. (m)	983
5		Nomura Real Estate Holdings, Inc. (m)	73
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	101
5		Nomura Research Institute Ltd. (m)	114
22		NSK Ltd. (m)	198
26		NTN Corp. (m)	123
—	(h)	NTT Data Corp. (m)	219
1		NTT DoCoMo, Inc. (m)	1,521
—	(h)	NTT Urban Development Corp. (m)	53
35		Obayashi Corp. (m)	149
—	(h)	Obic Co., Ltd. (m)	60
33		Odakyu Electric Railway Co., Ltd. (m)	267

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
44		OJI Paper Co., Ltd. (m)	198
11		Olympus Corp. (m)	321
10		Omron Corp. (m)	286
5		Ono Pharmaceutical Co., Ltd. (m)	249
1		Onward Holdings Co., Ltd. (m)	7
2		Oracle Corp. Japan (m)	85
3		Oriental Land Co., Ltd. (m)	225
5		ORIX Corp. (m)	539
104		Osaka Gas Co., Ltd. (m)	384
1		Otsuka Corp. (m)	50
14		Otsuka Holdings Co., Ltd. (m)	386
114		Panasonic Corp. (m)	1,406
1		Pioneer Corp. (a) (m)	3
—	(h)	Promise Co., Ltd. (a) (m)	—	(h)
—	(h)	Rakuten, Inc. (m)	353
94		Resona Holdings, Inc. (m)	445
38		Ricoh Co., Ltd. (m)	421
2		Rinnai Corp. (m)	126
5		Rohm Co., Ltd. (m)	307
3		Sankyo Co., Ltd. (m)	146
4		Santen Pharmaceutical Co., Ltd. (m)	155
19		Sapporo Hokuyo Holdings, Inc. (m)	83
15		Sapporo Holdings Ltd. (m)	61
1		SBI Holdings, Inc. (m)	116
11		Secom Co., Ltd. (m)	559
11		Sega Sammy Holdings, Inc. (m)	186
7		Seiko Epson Corp. (m)	123
20		Sekisui Chemical Co., Ltd. (m)	167
30		Sekisui House Ltd. (m)	294
35		Senshu Ikeda Holdings, Inc. (m)	52
41		Seven & I Holdings Co., Ltd. (m)	1,022
—	(h)	Seven Bank Ltd. (m)	68
53		Sharp Corp. (m)	488
10		Shikoku Electric Power Co., Inc. (m)	244
13		Shimadzu Corp. (m)	113
1		Shimamura Co., Ltd. (m)	113
4		Shimano, Inc. (m)	193
31		Shimizu Corp. (m)	129
22		Shin-Etsu Chemical Co., Ltd. (m)	1,140
4		Shinko Electric Industries Co., Ltd. (m)	40
91		Shinsei Bank Ltd. (m)	110
16		Shionogi & Co., Ltd. (m)	254
18		Shiseido Co., Ltd. (m)	298
28		Shizuoka Bank Ltd. (The) (m)	258
78		Showa Denko KK (m)	156

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
9		Showa Shell Sekiyu KK (m)	99
3		SMC Corp. (m)	511
43		Softbank Corp. (m)	1,814
63		Sojitz Corp. (m)	121
54		Sony Corp. (m)	1,530
10		Sony Financial Holdings, Inc. (m)	186
4		Square Enix Holdings Co., Ltd. (m)	58
8		Stanley Electric Co., Ltd. (m)	134
6		Sumco Corp. (a) (m)	118
85		Sumitomo Chemical Co., Ltd. (m)	451
60		Sumitomo Corp. (m)	824
41		Sumitomo Electric Industries Ltd. (m)	578
30		Sumitomo Heavy Industries Ltd. (m)	196
178		Sumitomo Metal Industries Ltd. (m)	377
25		Sumitomo Metal Mining Co., Ltd. (m)	448
71		Sumitomo Mitsui Financial Group, Inc. (m)	2,218
164		Sumitomo Mitsui Trust Holdings, Inc. (m)	563
18		Sumitomo Realty & Development Co., Ltd. (m)	378
9		Sumitomo Rubber Industries Ltd. (m)	107
12		Suruga Bank Ltd. (m)	98
4		Suzuken Co., Ltd. (m)	90
17		Suzuki Motor Corp. (m)	414
3		Sysmex Corp. (m)	119
14		T&D Holdings, Inc. (m)	354
55		Taisei Corp. (m)	130
7		Taisho Pharmaceutical Co., Ltd. (m)	163
15		Taiyo Nippon Sanso Corp. (m)	121
14		Takashimaya Co., Ltd. (m)	96
40		Takeda Pharmaceutical Co., Ltd. (m)	1,928
—	(h)	Takefuji Corp. (a) (f) (i)	—
6		TDK Corp. (m)	312
48		Teijin Ltd. (m)	229
9		Terumo Corp. (m)	494
7		THK Co., Ltd. (m)	172
59		Tobu Railway Co., Ltd. (m)	231
6		Toho Co., Ltd. (m)	84
21		Toho Gas Co., Ltd. (m)	98
22		Tohoku Electric Power Co., Inc. (m)	330
37		Tokio Marine Holdings, Inc. (m)	1,027
16		Tokuyama Corp. (m)	83
73		Tokyo Electric Power Co., Inc. (The) (m)	393
9		Tokyo Electron Ltd. (m)	517
128		Tokyo Gas Co., Ltd. (m)	570
5		Tokyo Steel Manufacturing Co., Ltd. (m)	55
20		Tokyo Tatemono Co., Ltd. (m)	72
60		Tokyu Corp. (m)	249

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
23		Tokyu Land Corp. (m)	97
16		TonenGeneral Sekiyu KK (m)	199
33		Toppan Printing Co., Ltd. (m)	261
76		Toray Industries, Inc. (m)	565
210		Toshiba Corp. (m)	1,117
29		Tosoh Corp. (m)	111
14		TOTO Ltd. (m)	113
8		Toyo Seikan Kaisha Ltd. (m)	141
5		Toyo Suisan Kaisha Ltd. (m)	115
4		Toyobo Co., Ltd. (m)	7
4		Toyoda Gosei Co., Ltd. (m)	82
4		Toyota Boshoku Corp. (m)	59
9		Toyota Industries Corp. (m)	264
145		Toyota Motor Corp. (m)	5,797
11		Toyota Tsusho Corp. (m)	178
6		Trend Micro, Inc. (m)	157
3		Tsumura & Co. (m)	96
54		Ube Industries Ltd. (m)	173
6		Unicharm Corp. (m)	254
10		UNY Co., Ltd. (m)	87
6		Ushio, Inc. (m)	114
1		USS Co., Ltd. (m)	87
—	(h)	West Japan Railway Co. (m)	325
1		Yahoo! Japan Corp. (m)	276
5		Yakult Honsha Co., Ltd. (m)	147
4		Yamada Denki Co., Ltd. (m)	278
11		Yamaguchi Financial Group, Inc. (m)	99
8		Yamaha Corp. (m)	101
14		Yamaha Motor Co., Ltd. (a) (m)	269
21		Yamato Holdings Co., Ltd. (m)	336
2		Yamato Kogyo Co., Ltd. (m)	76
7		Yamazaki Baking Co., Ltd. (m)	86
13		Yaskawa Electric Corp. (m)	152
10		Yokogawa Electric Corp. (a) (m)	80

			123,763

		Luxembourg — 0.7%
55		ArcelorMittal (m)	2,030
3		Millicom International Cellular S.A. (m)	349
20		SES S.A. FDR (m)	519
82		Tenaris S.A. (m)	2,081

			4,979

		Macau — 0.0% (g)
52		Sands China Ltd. (a) (m)	145
32		Wynn Macau Ltd. (m)	113

			258

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Mauritius — 0.0% (g)
7	Essar Energy plc (a) (m)	58

	Mexico — 0.7%
16	Alfa S.A.B. de C.V., Class A (m)	236
649	America Movil S.A.B. de C.V., Series L (m)	1,859
297	Cemex S.A.B. de C.V. (a) (m)	257
88	Fomento Economico Mexicano S.A.B. de C.V. (m)	555
4	Fresnillo plc (m)	122
20	Grupo Carso S.A.B. de C.V., Series A1 (m)	77
170	Grupo Mexico S.A.B. de C.V., Class B (m)	589
28	Grupo Modelo S.A.B. de C.V., Series C (m)	176
107	Grupo Televisa S.A. (a) (m)	509
20	Inmuebles Carso S.A.B. de C.V., Class B1 (a) (m)	22
31	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	188
20	Minera Frisco S.A.B. de C.V., Class A1 (a) (m)	85
77	Telefonos de Mexico S.A.B. de C.V., Class A (m)	73
91	Telefonos de Mexico S.A.B. de C.V., Class L (m)	85
247	Wal-Mart de Mexico S.A.B. de C.V., Series V (m)	771

		5,604

	Netherlands — 3.9%
116	Aegon N.V. (a) (m)	926
16	Akzo Nobel N.V. (m)	1,261
31	ASML Holding N.V. (m)	1,273
4	Corio N.V. (m)	300
5	Delta Lloyd N.V. (m)	138
27	European Aeronautic Defence and Space Co., N.V. (a) (m)	823
6	Fugro N.V. CVA (m)	508
8	Heineken Holding N.V. (m)	425
18	Heineken N.V. (m)	1,086
273	ING Groep N.V. CVA (a) (m)	3,590
83	Koninklijke Ahold N.V. (m)	1,164
5	Koninklijke Boskalis Westminster N.V. (m)	266
11	Koninklijke DSM N.V. (m)	736
109	Koninklijke KPN N.V. (m)	1,730
69	Koninklijke Philips Electronics N.V. (m)	2,058
5	Koninklijke Vopak N.V. (m)	239
24	QIAGEN N.V. (a) (m)	511
8	Randstad Holding N.V. (m)	451
47	Reed Elsevier N.V. (m)	617
88	Royal Dutch Shell plc, Class A (m)	3,435
67	Royal Dutch Shell plc, Class B (m)	2,589
14	SBM Offshore N.V. (a) (m)	413
27	TNT N.V. (m)	666
115	Unilever N.V. CVA (m)	3,781

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — Continued
22	Wolters Kluwer N.V. (m)	502

		29,488

	New Zealand — 0.5%
250	Auckland International Airport Ltd. (m)	451
84	Contact Energy Ltd. (a) (m)	405
182	Fletcher Building Ltd. (m)	1,356
154	Sky City Entertainment Group Ltd. (m)	443
516	Telecom Corp. of New Zealand Ltd. (m)	905

		3,560

	Norway — 1.6%
23	Aker Solutions ASA (a) (m)	544
19	BW Offshore Ltd. (a) (m)	49
121	DnB NOR ASA (m)	1,963
115	Norsk Hydro ASA (m)	1,019
100	Orkla ASA (m)	1,008
60	Renewable Energy Corp. ASA (a) (m)	212
138	Statoil ASA (m)	4,050
103	Telenor ASA (m)	1,783
23	Yara International ASA (m)	1,373

		12,001

	Philippines — 0.8%
184	Aboitiz Power Corp. (m)	136
42	Ayala Corp. (m)	387
2,157	Ayala Land, Inc. (m)	830
77	Banco de Oro Unibank, Inc. (m)	98
528	Bank of the Philippine Islands (m)	727
1,821	Energy Development Corp. (m)	287
7	Globe Telecom, Inc. (m)	145
126	Jollibee Foods Corp. (m)	278
176	Manila Electric Co. (m)	1,008
73	Metropolitan Bank & Trust (a) (m)	117
17	Philippine Long Distance Telephone Co. (m)	996
43	SM Investments Corp. (m)	577
2,630	SM Prime Holdings, Inc. (m)	738

		6,324

	Portugal — 0.4%
250	Banco Comercial Portugues S.A., Class R (a) (m)	199
48	Banco Espirito Santo S.A. (m)	202
16	Brisa Auto-Estradas de Portugal S.A. (m)	104
18	Cimpor Cimentos de Portugal SGPS S.A. (m)	125
185	EDP — Energias de Portugal S.A. (m)	757
23	Galp Energia SGPS S.A., Class B (m)	520
22	Jeronimo Martins SGPS S.A. (m)	361

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Portugal — Continued
57	Portugal Telecom SGPS S.A. (m)	697

		2,965

	Singapore — 0.7%
48	Ascendas REIT (m)	79
69	CapitaLand Ltd. (a) (m)	192
64	CapitaMall Trust (m)	99
37	CapitaMalls Asia Ltd. (m)	54
15	City Developments Ltd. (m)	146
57	ComfortDelgro Corp., Ltd. (m)	72
27	Cosco Corp. Singapore Ltd. (m)	49
47	DBS Group Holdings Ltd. (m)	575
26	Fraser and Neave Ltd. (m)	133
166	Genting Singapore plc (a) (m)	295
42	Global Logistic Properties Ltd. (a) (m)	66
180	Golden Agri-Resources Ltd. (m)	98
3	Jardine Cycle & Carriage Ltd. (m)	94
36	Keppel Corp., Ltd. (m)	354
22	Keppel Land Ltd. (m)	75
1	K-Green Trust (m)	1
25	Neptune Orient Lines Ltd. (m)	38
36	Olam International Ltd. (m)	84
67	Oversea-Chinese Banking Corp., Ltd. (m)	526
1	SATS Ltd. (m)	2
28	SembCorp Industries Ltd. (m)	123
24	SembCorp Marine Ltd. (m)	111
15	Singapore Airlines Ltd. (m)	174
23	Singapore Exchange Ltd. (m)	147
43	Singapore Press Holdings Ltd. (m)	141
48	Singapore Technologies Engineering Ltd. (m)	124
215	Singapore Telecommunications Ltd. (m)	548
19	StarHub Ltd. (m)	45
34	United Overseas Bank Ltd. (m)	542
13	UOL Group Ltd. (m)	51
52	Wilmar International Ltd. (m)	224

		5,262

	South Africa — 0.8%
9	ABSA Group Ltd. (m)	180
1	Anglo Platinum Ltd. (m)	105
6	AngloGold Ashanti Ltd. (m)	325
9	Bidvest Group Ltd. (m)	203
98	FirstRand Ltd. (m)	308
19	Gold Fields Ltd. (m)	348
15	Impala Platinum Holdings Ltd. (m)	467
45	MTN Group Ltd. (m)	997
12	Naspers Ltd., Class N (m)	729

SHARES	SECURITY DESCRIPTION	VALUE($)

	South Africa — Continued
40	Pretoria Portland Cement Co., Ltd. (m)	154
64	Sanlam Ltd. (m)	277
16	Sasol Ltd. (m)	932
13	Shoprite Holdings Ltd. (m)	197
27	Standard Bank Group Ltd. (m)	423
41	Steinhoff International Holdings Ltd. (a) (m)	157
6	Tiger Brands Ltd. (m)	167

		5,969

	South Korea — 0.9%
2	Daelim Industrial Co., Ltd. (m)	236
7	Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	289
1	Hite Brewery Co., Ltd. (m)	59
7	Hynix Semiconductor, Inc. (m)	219
3	Hyundai Mobis (m)	944
1	Hyundai Motor Co. (m)	279
4	KB Financial Group, Inc. (m)	209
2	LG Chem Ltd. (m)	828
4	LG Electronics, Inc. (m)	411
2	POSCO (m)	737
1	Samsung Electronics Co., Ltd. (m)	1,111
2	Samsung Fire & Marine Insurance Co., Ltd. (m)	436
5	Shinhan Financial Group Co., Ltd. (m)	256
1	Shinsegae Co., Ltd. (m)	195
1	SK Innovation Co., Ltd. (m)	169
1	SK Telecom Co., Ltd. (m)	118

		6,496

	Spain — 5.7%
28	Abertis Infraestructuras S.A. (m)	663
3	Acciona S.A. (m)	302
10	Acerinox S.A. (m)	201
13	ACS Actividades de Construccion y Servicios S.A. (m)	673
8	ACS Actividades de Construccion y Servicios S.A.	428
20	Amadeus IT Holding S.A., Class A (a) (m)	421
418	Banco Bilbao Vizcaya Argentaria S.A. (m)	5,351
98	Banco de Sabadell S.A. (m)	436
23	Banco de Valencia S.A. (a) (m)	92
83	Banco Popular Espanol S.A. (m)	497
823	Banco Santander S.A. (m)	10,508
29	Bankinter S.A. (m)	217
81	Criteria Caixacorp S.A. (m)	595
24	EDP Renovaveis S.A. (a) (m)	188
18	Enagas S.A. (m)	440
43	Ferrovial S.A. (m)	587
4	Fomento de Construcciones y Contratas S.A. (m)	135

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Spain — Continued
31	Gas Natural SDG S.A. (m)	634
16	Gestevision Telecinco S.A. (a) (m)	183
14	Grifols S.A. (m)	286
79	Iberdrola Renovables S.A. (m)	362
388	Iberdrola S.A. (m)	3,600
21	Inditex S.A. (m)	1,879
9	Indra Sistemas S.A. (m)	208
76	Mapfre S.A. (m)	319
11	Red Electrica Corp. S.A. (m)	674
72	Repsol YPF S.A. (m)	2,586
408	Telefonica S.A. (m)	10,963
14	Zardoya Otis S.A. (m)	231

		43,659

	Sweden — 2.2%
14	Alfa Laval AB (m)	319
13	Assa Abloy AB, Class B (a) (m)	396
29	Atlas Copco AB, Class A (m)	860
15	Atlas Copco AB, Class B (m)	411
12	Boliden AB (a) (m)	264
10	Electrolux AB, Series B, (m)	259
9	Getinge AB, Class B (m)	227
43	Hennes & Mauritz AB, Class B (m)	1,513
11	Hexagon AB, Class B (m)	284
2	Holmen AB, Class B (m)	63
18	Husqvarna AB, Class B (a) (m)	139
5	Industrivarden AB, Class C (m)	104
19	Investor AB, Class B (m)	473
9	Kinnevik Investment AB, Class B (m)	233
2	Modern Times Group AB, Class B (m)	175
1	Niscayah Group AB (m)	1
136	Nordea Bank AB (m)	1,548
5	Ratos AB, Class B (m)	189
43	Sandvik AB (m)	904
14	Scania AB, Class B (m)	352
13	Securitas AB, Class B (m)	159
60	Skandinaviska Enskilda Banken AB, Class A (m)	574
17	Skanska AB, Class B (m)	358
17	SKF AB, Class B (m)	521
8	SSAB AB, Class A (m)	140
24	Svenska Cellulosa AB, Class B (m)	365
20	Svenska Handelsbanken AB, Class A (m)	705
31	Swedbank AB, Class A (m)	579
10	Swedish Match AB (a) (m)	346
13	Tele2 AB, Class B (m)	333
126	Telefonaktiebolaget LM Ericsson, Class B (m)	1,914

SHARES		SECURITY DESCRIPTION	VALUE($)

		Sweden — Continued
92		TeliaSonera AB (m)	755
58		Volvo AB, Class B (m)	1,148

			16,611

		Switzerland — 3.7%
56		ABB Ltd. (a) (m)	1,557
3		Actelion Ltd. (a) (m)	154
3		Adecco S.A. (m)	227
—	(h)	Aryzta AG (m)	11
2		Aryzta AG (m)	111
1		Baloise Holding AG (a) (m)	140
14		Cie Financiere Richemont S.A., Class A (m)	879
30		Credit Suisse Group AG (m)	1,357
6		GAM Holding AG (a) (m)	111
1		Geberit AG (m)	233
—	(h)	Givaudan S.A. (a) (m)	238
7		Holcim Ltd. (m)	568
5		Julius Baer Group Ltd. (a) (m)	253
1		Kuehne & Nagel International AG (m)	218
—	(h)	Lindt & Spruengli AG (a) (m)	76
—	(h)	Lindt & Spruengli AG (a) (m)	112
5		Logitech International S.A. (a) (m)	70
1		Lonza Group AG (a) (m)	106
95		Nestle S.A. (m)	5,879
58		Novartis AG (m)	3,427
1		Pargesa Holding S.A. (m)	75
19		Roche Holding AG (m)	3,118
1		Schindler Holding AG (m)	168
—	(h)	Schindler Holding AG (m)	62
—	(h)	SGS S.A. (m)	270
—	(h)	Sika AG (m)	138
1		Sonova Holding AG (m)	118
39		STMicroelectronics N.V. (m)	461
—	(h)	Straumann Holding AG (m)	60
1		Swatch Group AG (The) (m)	399
1		Swatch Group AG (The) (m)	69
1		Swiss Life Holding AG (a) (m)	145
9		Swiss Reinsurance Co., Ltd. (a) (m)	545
1		Swisscom AG (m)	363
2		Syngenta AG (m)	861
9		Transocean Ltd. (a) (m)	628
96		UBS AG (a) (m)	1,929
7		Wolseley plc (m)	257
51		Xstrata plc (m)	1,311
4		Zurich Financial Services AG (a) (m)	1,129

			27,833

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Taiwan — 0.7%
34	Asustek Computer, Inc. (m)	307
168	Cathay Financial Holding Co., Ltd. (m)	280
61	Chimei Innolux Corp. (a) (m)	63
394	China Steel Corp. (m)	488
183	Far Eastern New Century Corp. (m)	289
205	Hon Hai Precision Industry Co., Ltd. (m)	780
29	MediaTek, Inc. (m)	322
43	Nan Ya Plastics Corp. (m)	132
105	Pegatron Corp. (a) (m)	111
173	Quanta Computer, Inc. (m)	341
703	Taishin Financial Holding Co., Ltd. (a) (m)	415
133	Taiwan Mobile Co., Ltd. (m)	344
491	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	1,271
234	United Microelectronics Corp. (m)	122

		5,265

	Thailand — 0.8%
90	Advanced Info Service PCL (m)	281
136	Bangkok Bank PCL (m)	775
19	Banpu PCL (m)	468
127	Charoen Pokphand Foods PCL (m)	125
30	Electricity Generating PCL (m)	98
200	Kasikornbank PCL (m)	871
284	Krung Thai Bank PCL (m)	195
75	PTT Aromatics & Refining PCL (m)	104
18	PTT Chemical PCL (m)	98
113	PTT Exploration & Production PCL (m)	705
74	PTT PCL (m)	931
60	Siam Cement PCL (m)	834
131	Siam Commercial Bank PCL (m)	504
25	Thai Oil PCL (m)	71

		6,060

	Turkey — 0.9%
145	Akbank TAS (m)	755
29	Anadolu Efes Biracilik Ve Malt Sanayii A.S. (m)	442
12	BIM Birlesik Magazalar A.S. (m)	429
77	Eregli Demir ve Celik Fabrikalari TAS (a) (m)	233
26	Eregli Demir ve Celik Fabrikalari TAS (a) (m)	75
97	Haci Omer Sabanci Holding A.S. (m)	520
26	KOC Holding A.S. (m)	141
19	Tupras Turkiye Petrol Rafinerileri A.S. (m)	602
115	Turkcell Iletisim Hizmet A.S. (m)	680
235	Turkiye Garanti Bankasi A.S. (m)	1,220
37	Turkiye Halk Bankasi A.S. (m)	322
222	Turkiye Is Bankasi, Class C (m)	783

SHARES	SECURITY DESCRIPTION	VALUE($)

	Turkey — Continued
144	Yapi ve Kredi Bankasi A.S. (a) (m)	454

		6,656

	United Kingdom — 7.4%
24	3i Group plc (m)	112
5	Admiral Group plc (m)	140
6	Aggreko plc (m)	192
8	AMEC plc (m)	165
33	Anglo American plc (m)	1,706
10	Antofagasta plc (m)	234
33	ARM Holdings plc (m)	342
9	Associated British Foods plc (m)	149
35	AstraZeneca plc (m)	1,740
5	Autonomy Corp. plc (a) (m)	144
70	Aviva plc (m)	525
9	Babcock International Group plc (m)	97
85	BAE Systems plc (m)	465
17	Balfour Beatty plc (m)	93
288	Barclays plc (m)	1,367
84	BG Group plc (m)	2,158
54	BHP Billiton plc (m)	2,293
466	BP plc (m)	3,580
50	British American Tobacco plc (m)	2,164
21	British Land Co. plc (m)	216
28	British Sky Broadcasting Group plc (m)	398
193	BT Group plc (m)	633
8	Bunzl plc (m)	101
11	Burberry Group plc (m)	233
64	Cable & Wireless Worldwide plc (m)	52
35	Cairn Energy plc (a) (m)	264
15	Capita Group plc (The) (m)	186
14	Capital Shopping Centres Group plc (m)	92
4	Carnival plc (m)	180
128	Centrica plc (m)	686
28	Cobham plc (m)	108
47	Compass Group plc (m)	458
62	Diageo plc (m)	1,262
6	Eurasian Natural Resources Corp. plc (m)	97
12	Firstgroup plc (m)	65
35	G4S plc (m)	161
129	GlaxoSmithKline plc (m)	2,813
17	Hammerson plc (m)	137
22	Home Retail Group plc (m)	80
439	HSBC Holdings plc (m)	4,791
14	ICAP plc (m)	119
25	Imperial Tobacco Group plc (m)	890
11	Inmarsat plc (m)	110

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — Continued
7	Intercontinental Hotels Group plc (m)	154
113	International Consolidated Airlines Group S.A. (a) (m)	449
38	International Power plc (m)	211
4	Intertek Group plc (m)	142
20	Invensys plc (m)	114
12	Investec plc (m)	97
91	ITV plc (a) (m)	116
30	J Sainsbury plc (m)	174
5	Johnson Matthey plc (m)	178
5	Kazakhmys plc (m)	123
59	Kingfisher plc (m)	269
19	Land Securities Group plc (m)	246
145	Legal & General Group plc (m)	299
1,015	Lloyds Banking Group plc (a) (m)	1,008
4	London Stock Exchange Group plc (m)	55
5	Lonmin plc (m)	136
44	Man Group plc (m)	185
39	Marks & Spencer Group plc (m)	254
87	National Grid plc (m)	890
5	Next plc (m)	170
135	Old Mutual plc (m)	315
20	Pearson plc (m)	386
6	Petrofac Ltd. (m)	162
63	Prudential plc (m)	817
3	Randgold Resources Ltd. (a) (m)	235
15	Reckitt Benckiser Group plc (m)	853
30	Reed Elsevier plc (m)	265
36	Resolution Ltd. (m)	183
22	Rexam plc (m)	142
36	Rio Tinto plc (m)	2,612
46	Rolls-Royce Group plc (a) (m)	499
4,356	Rolls-Royce Group plc, Class C (a) (f) (i)	7
434	Royal Bank of Scotland Group plc (a) (m)	302
85	RSA Insurance Group plc (m)	195
24	SABMiller plc (m)	881
32	Sage Group plc (The) (m)	155
3	Schroders plc (m)	88
23	Scottish & Southern Energy plc (m)	524
18	Segro plc (m)	99
12	Serco Group plc (m)	115
6	Severn Trent plc (m)	148
22	Smith & Nephew plc (m)	239
10	Smiths Group plc (m)	216
58	Standard Chartered plc (m)	1,618
56	Standard Life plc (m)	214

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
25	Subsea 7 S.A. (m)	647
199	Tesco plc (m)	1,342
21	Thomas Cook Group plc (m)	61
14	TUI Travel plc (m)	55
22	Tullow Oil plc (m)	526
32	Unilever plc (m)	1,032
17	United Utilities Group plc (m)	179
3	Vedanta Resources plc (m)	118
1,295	Vodafone Group plc (m)	3,744
5	Weir Group plc (The) (m)	170
4	Whitbread plc (m)	122
52	Wm Morrison Supermarkets plc (m)	257

		56,591

	United States — 0.0% (g)
5	Sims Metal Management Ltd. (m)	93
1	Synthes, Inc. (e) (m)	253

		346

	Total Common Stocks (Cost $402,461)	732,794

Investment Companies — 0.5%
	United States — 0.5%
12	iShares MSCI EAFE Index Fund (m)	774
31	iShares MSCI Germany Index Fund (m)	895
47	iShares MSCI Pacific ex-Japan Index Fund (m)	2,377

	Total Investment Companies (Cost $3,290)	4,046

Preferred Stocks — 1.6%
	Brazil — 0.6%
30	Banco Bradesco S.A. (m)	598
8	Cia de Bebidas das Americas (m)	259
6	Cia Energetica de Minas Gerais (m)	115
80	Itau Unibanco Holding S.A. (m)	1,867
40	Petroleo Brasileiro S.A. (m)	654
31	Vale S.A., Class A (m)	904

		4,397

	Chile — 0.1%
9	Sociedad Quimica y Minera de Chile S.A., Class B (m)	519

	Germany — 0.9%
5	Bayerische Motoren Werke AG (m)	341
19	Henkel AG & Co. KGaA (m)	1,276
16	Porsche Automobil Holding SE (m)	1,141
8	ProSiebenSat.1 Media AG (m)	233
4	RWE AG (m)	269

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stocks — Continued
	Germany — Continued
18	Volkswagen AG (a) (m)	3,527

		6,787

	Total Preferred Stocks (Cost $4,116)	11,703

NUMBER OF WARRANTS
Warrants — 0.0% (g)
	Hong Kong — 0.0% (g)
6	Henderson Land Development Co., Ltd., expiring 06/01/11 (a) (m)	—	(h)

	Italy — 0.0% (g)
130	Unione di Banche Italiane ScPA, expiring 06/30/11 (a) (m)	—	(h)

	Total Warrants (Cost $—)	—	(h)

RIGHTS
Rights — 0.0% (g)
	Cyprus — 0.0%
131	Bank of Cyprus Public Co., Ltd., expiring 05/17/11 (a) (m)	—	(h)

	Spain — 0.0% (g)
23	Banco de Valencia S.A., expiring 05/09/11 (a) (m)	2

	Total Rights (Cost $—)	2

SHARES
Short-Term Investment — 0.2%
	Investment Company — 0.2%
1,853	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $1,853)	1,853

	Total Investments — 98.5% (Cost $411,720)	750,398
	Other Assets in Excess of Liabilities — 1.5%	11,711

	NET ASSETS — 100.0%	$762,109

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	13.6%
Oil, Gas & Consumable Fuels	7.7
Pharmaceuticals	5.3
Diversified Telecommunication Services	4.8
Insurance	4.6
Chemicals	4.6
Metals & Mining	4.5
Automobiles	4.2
Electric Utilities	4.1
Machinery	2.7
Industrial Conglomerates	2.6
Food Products	2.4
Beverages	2.0
Wireless Telecommunication Services	2.0
Food & Staples Retailing	1.9
Capital Markets	1.8
Diversified Financial Services	1.5
Media	1.5
Energy Equipment & Services	1.4
Electrical Equipment	1.4
Multi-Utilities	1.3
Real Estate Management & Development	1.3
Software	1.1
Textiles, Apparel & Luxury Goods	1.1
Semiconductors & Semiconductor Equipment	1.1
Electronic Equipment, Instruments & Components	1.0
Construction Materials	1.0
Trading Companies & Distributors	1.0
Construction & Engineering	1.0
Others (each less than 1.0%)	15.5

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
27	TOPIX Index	06/09/11	$2,841	$(280)
187	Dow Jones Euro STOXX 50 Index	06/17/11	8,162	183
23	FTSE 100 Index	06/17/11	2,318	23

				$(74)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Austria — 0.6%
46	Erste Group Bank AG (m)	2,339
56	Intercell AG (a) (m)	504

		2,843

	Belgium — 1.6%
83	KBC Groep N.V. (a) (m)	3,393
25	Solvay S.A. (m)	3,539

		6,932

	Canada — 2.2%
45	First Quantum Minerals Ltd. (m)	6,440
198	Kinross Gold Corp. (m)	3,136

		9,576

	China — 1.7%
1,401	China Merchants Bank Co., Ltd., Class H (m)	3,620
270	Hengan International Group Co., Ltd. (m)	2,110
420	ZTE Corp., Class H (m)	1,516

		7,246

	Denmark — 0.7%
27	Carlsberg A/S, Class B (m)	3,194

	Finland — 1.2%
132	Ruukki Group OYJ (a) (m)	332
193	Stora Enso OYJ, Class R (m)	2,329
115	UPM-Kymmene OYJ (m)	2,368

		5,029

	France — 11.3%
85	BNP Paribas (m)	6,751
76	GDF Suez (m)	3,091
37	L’Oreal S.A. (m)	4,697
52	Pernod-Ricard S.A. (m)	5,209
27	PPR (m)	4,907
98	Sanofi-Aventis S.A. (m)	7,789
43	Schneider Electric S.A. (m)	7,636
70	Sodexo (m)	5,448
146	Suez Environnement Co. (m)	3,354

		48,882

	Germany — 9.9%
50	Adidas AG (m)	3,720
31	Allianz SE (m)	4,948
96	Bayer AG (m)	8,472
67	Daimler AG (m)	5,199
410	Infineon Technologies AG (m)	4,645
65	Lanxess AG (m)	5,917
68	Siemens AG (m)	9,830

		42,731

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — 3.9%
1,552	China Overseas Land & Investment Ltd. (m)	2,995
1,316	China Resources Land Ltd. (m)	2,275
520	Hang Lung Properties Ltd. (m)	2,319
1,745	Huabao International Holdings Ltd. (m)	2,588
238	Hutchison Whampoa Ltd. (m)	2,722
266	Sun Hung Kai Properties Ltd. (m)	4,166

		17,065

	India — 0.4%
27	Infosys Technologies Ltd., ADR (m)	1,744

		1,744

	Indonesia — 0.5%
4,645	Perusahaan Gas Negara PT (m)	2,175

	Ireland — 2.0%
321	Experian plc (m)	4,328
138	Shire plc (m)	4,287

		8,615

	Israel — 0.9%
90	Teva Pharmaceutical Industries Ltd., ADR (m)	4,093

	Italy — 3.3%
838	Enel S.p.A. (m)	5,977
888	Snam Rete Gas S.p.A. (m)	5,526
1,094	UniCredit S.p.A. (m)	2,817

		14,320

	Japan — 15.5%
115	Bridgestone Corp. (m)	2,542
2	Dai-ichi Life Insurance Co., Ltd. (The) (m)	3,176
69	Daikin Industries Ltd. (m)	2,182
52	East Japan Railway Co. (m)	2,912
141	FUJIFILM Holdings Corp. (m)	4,393
612	Fujitsu Ltd. (m)	3,507
1	Japan Tobacco, Inc. (m)	4,904
149	JFE Holdings, Inc. (m)	4,068
663	JX Holdings, Inc. (m)	4,669
1	KDDI Corp. (m)	3,652
439	Marubeni Corp. (m)	3,207
461	Mitsubishi Electric Corp. (m)	5,132
909	Mitsubishi Heavy Industries Ltd. (m)	4,344
338	Mitsui & Co., Ltd. (m)	6,011
1,204	Nippon Sheet Glass Co., Ltd. (m)	3,545
527	Nissan Motor Co., Ltd. (m)	5,071
119	Sumitomo Mitsui Financial Group, Inc. (m)	3,693

		67,008

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Netherlands — 9.3%
43	ASML Holding N.V. (m)	1,808
499	ING Groep N.V. CVA (a) (m)	6,570
308	Koninklijke KPN N.V. (m)	4,881
96	Koninklijke Philips Electronics N.V. (m)	2,858
400	Royal Dutch Shell plc, Class A (m)	15,443
262	Unilever N.V. CVA (m)	8,627

		40,187

	Norway — 1.1%
299	DnB NOR ASA (m)	4,862

	Singapore — 0.5%
1,150	Genting Singapore plc (a) (m)	2,043

	South Korea — 1.0%
5	Samsung Electronics Co., Ltd. (m)	4,342

	Spain — 1.4%
331	Banco Bilbao Vizcaya Argentaria S.A. (m)	4,243
64	Telefonica S.A. (m)	1,731

		5,974

	Sweden — 0.9%
255	Telefonaktiebolaget LM Ericsson, Class B (m)	3,863

	Switzerland — 2.9%
53	Cie Financiere Richemont S.A., Class A (m)	3,432
124	Credit Suisse Group AG (m)	5,644
12	Zurich Financial Services AG (a) (m)	3,392

		12,468

	Taiwan — 0.9%
521	Hon Hai Precision Industry Co., Ltd., GDR (m)	3,992

	United Kingdom — 23.3%
1,224	Barclays plc (m)	5,819
273	BG Group plc (m)	7,025
764	BP plc (m)	5,873
179	British American Tobacco plc (m)	7,832
301	Cairn Energy plc (a) (m)	2,274

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
1,139	Centrica plc (m)	6,116
229	Cookson Group plc (a) (m)	2,745
272	GlaxoSmithKline plc (m)	5,949
210	HSBC Holdings plc (m)	2,291
270	Intercontinental Hotels Group plc (m)	5,934
356	International Power plc (m)	1,971
4,471	Lloyds Banking Group plc (a) (m)	4,439
889	Man Group plc (m)	3,720
576	Premier Farnell plc (m)	2,746
332	Prudential plc (m)	4,290
93	Reckitt Benckiser Group plc (m)	5,183
110	Rio Tinto plc (m)	7,997
193	Standard Chartered plc (m)	5,373
129	Tullow Oil plc (m)	3,084
3,542	Vodafone Group plc (m)	10,240

		100,901

	Total Common Stocks (Cost $354,077)	420,085

Preferred Stock — 1.7%
	Germany — 1.7%
37	Volkswagen AG (a) (m) (Cost $4,090)	7,311

Short-Term Investment — 1.5%
	Investment Company — 1.5%
6,505	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $6,505)	6,505

	Total Investments — 100.2% (Cost $364,672)	433,901
	Liabilities in Excess of Other Assets — (0.2)%	(1,047)

	NET ASSETS — 100.0%	$432,854

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	11.4%
Oil, Gas & Consumable Fuels	8.8
Pharmaceuticals	7.1
Metals & Mining	5.0
Industrial Conglomerates	4.3
Automobiles	4.1
Insurance	3.6
Wireless Telecommunication Services	3.2
Hotels, Restaurants & Leisure	3.1
Electrical Equipment	2.9
Tobacco	2.9
Multi-Utilities	2.9
Chemicals	2.8
Real Estate Management & Development	2.7
Electronic Equipment, Instruments & Components	2.6
Semiconductors & Semiconductor Equipment	2.5
Capital Markets	2.2
Trading Companies & Distributors	2.1

INDUSTRY	PERCENTAGE
Food Products	2.0%
Beverages	1.9
Gas Utilities	1.8
Textiles, Apparel & Luxury Goods	1.6
Personal Products	1.6
Diversified Telecommunication Services	1.5
Diversified Financial Services	1.5
Electric Utilities	1.4
Building Products	1.3
Communications Equipment	1.2
Household Products	1.2
Multiline Retail	1.1
Paper & Forest Products	1.1
Machinery	1.0
Professional Services	1.0
Others (each less than 1.0%)	3.1
Short-Term Investment	1.5

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
21	TOPIX Index	06/09/11	$2,210	$7
79	Dow Jones Euro STOXX 50 Index	06/17/11	3,448	94
29	FTSE 100 Index	06/17/11	2,922	37

				$138

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
168,220,556	JPY
1,899,831	for CAD	HSBC Bank, N.A.	05/11/11	$2,008	#	$2,074	#	$66
282,238,033	JPY
2,488,016	for EUR	Westpac Banking Corp.	05/11/11	3,685	#	3,480	#	(205)
171,679,794	JPY
16,060,000	for HKD	Barclays Bank plc	05/11/11	2,068	#	2,117	#	49
1,294,269	GBP
1,902,091	for CHF	Merrill Lynch International	05/11/11	2,200	#	2,162	#	(38)
1,413,097	GBP
14,402,250	for SEK	Citibank, N.A.	05/11/11	2,382	#	2,360	#	(22)
2,129,175	AUD
1,322,912	for GBP	Barclays Bank plc	05/11/11	2,209	#	2,331	#	122

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
1,778,098	AUD
1,136,085	for GBP	Westpac Banking Corp.	05/11/11	$1,897	#	$1,947	#	$50
818,382	CAD
517,668	for GBP	Westpac Banking Corp.	05/11/11	865	#	865	#	—	(h)
967,313	CAD
7,830,002	for HKD	Barclays Bank plc	05/11/11	1,008	#	1,022	#	14
1,307,269	EUR
1,145,900	for GBP	Westpac Banking Corp.	05/11/11	1,914	#	1,936	#	22
2,795,507	EUR
313,756,507	for JPY	Westpac Banking Corp.	05/11/11	3,868	#	4,140	#	272
2,079,672	AUD	Morgan Stanley	05/11/11	2,088		2,277		189
2,225,569	AUD	Royal Bank of Scotland	05/11/11	2,244		2,437		193
27,122,720	AUD	Westpac Banking Corp.	05/11/11	27,125		29,699		2,574
20,477,634	CHF	Morgan Stanley	05/11/11	21,429		23,674		2,245
4,189,530	EUR	Barclays Bank plc	05/11/11	5,921		6,204		283
1,292,418	EUR	Citibank, N.A.	05/11/11	1,845		1,914		69
1,837,465	EUR	HSBC Bank, N.A.	05/11/11	2,624		2,721		97
1,591,970	EUR	Royal Bank of Canada	05/11/11	2,296		2,357		61
1,633,065	GBP	Barclays Bank plc	05/11/11	2,637		2,728		91
2,238,071	GBP	Citibank, N.A.	05/11/11	3,604		3,738		134
821,703	GBP	Royal Bank of Canada	05/11/11	1,337		1,372		35
1,546,770	GBP	Westpac Banking Corp.	05/11/11	2,520		2,583		63
7,895,803	HKD	Barclays Bank plc	05/11/11	1,015		1,017		2
17,186,954	HKD	HSBC Bank, N.A.	05/11/11	2,207		2,213		6
252,480,483	JPY	Credit Suisse International	05/11/11	3,030		3,113		83
1,172,891,594	JPY	HSBC Bank, N.A.	05/11/11	14,278		14,460		182
151,503,794	JPY	Morgan Stanley	05/11/11	1,836		1,868		32
118,914,594	JPY	State Street Bank & Trust	05/11/11	1,437		1,466		29
95,185,676	JPY	Westpac Banking Corp.	05/11/11	1,173		1,173		—	(h)
83,288,673	SEK	Barclays Bank plc	05/11/11	12,769		13,778		1,009
5,847,863	SGD	HSBC Bank, N.A.	05/11/11	4,610		4,778		168
1,015,859	SGD	Westpac Banking Corp.	05/11/11	799		830		31
				$142,928		$150,834		$7,906

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
7,568,524	CAD	Westpac Banking Corp.	05/11/11	$7,638	$7,998	$(360)
3,734,257	EUR	Citibank, N.A.	05/11/11	5,292	5,529	(237)
1,300,000	EUR	HSBC Bank, N.A.	05/11/11	1,862	1,926	(64)
25,752,070	EUR	Merrill Lynch International	05/11/11	35,153	38,134	(2,981)
2,769,725	EUR	Morgan Stanley	05/11/11	3,827	4,102	(275)
3,611,649	EUR	Westpac Banking Corp.	05/11/11	5,176	5,348	(172)
4,084,012	GBP	Barclays Bank plc	05/11/11	6,654	6,821	(167)
630,754	GBP	Citibank, N.A.	05/11/11	1,024	1,054	(30)
1,295,477	GBP	Morgan Stanley	05/11/11	2,113	2,164	(51)
12,033,856	GBP	Royal Bank of Scotland	05/11/11	19,379	20,099	(720)
77,110,835	HKD	HSBC Bank, N.A.	05/11/11	9,915	9,930	(15)
1,343,459	HKD	Morgan Stanley	05/11/11	172	172	— (h)
13,415,822	HKD	Royal Bank of Canada	05/11/11	1,721	1,728	(7)
181,447,892	JPY	Merrill Lynch International	05/11/11	2,191	2,237	(46)
336,800,000	JPY	Royal Bank of Canada	05/11/11	4,139	4,153	(14)
270,000,000	JPY	Royal Bank of Scotland	05/11/11	3,297	3,328	(31)
76,068,746	JPY	Union Bank of Switzerland AG	05/11/11	921	938	(17)
101,000,000	JPY	Westpac Banking Corp.	05/11/11	1,249	1,246	3
2,402,852	NOK	Barclays Bank plc	05/11/11	413	458	(45)
				$112,136	$117,365	$(5,229)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/11 of the currency being sold, and the value at 04/30/11 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.2%
	Australia — 0.9%
994	QBE Insurance Group Ltd. (m)	20,431

	Austria — 0.8%
350	Erste Group Bank AG (m)	17,689

	Belgium — 1.9%
562	KBC Groep N.V. (a) (m)	22,880
124	Solvay S.A. (m)	17,895

		40,775

	Canada — 1.1%
167	First Quantum Minerals Ltd. (m)	23,811

	China — 0.5%
2,243	China Shenhua Energy Co., Ltd., Class H (m)	10,474

	Finland — 1.4%
949	Ruukki Group OYJ (a) (m)	2,390
1,409	UPM-Kymmene OYJ (m)	28,899

		31,289

	France — 11.4%
293	BNP Paribas (m)	23,178
302	Bouygues S.A. (m)	15,004
799	GDF Suez (m)	32,677
152	PPR (m)	27,215
689	Sanofi-Aventis S.A. (m)	54,506
207	Schneider Electric S.A. (m)	36,592
308	Societe Generale (m)	20,572
283	Sodexo (m)	22,059
742	Suez Environnement Co. (m)	17,094

		248,897

	Germany — 10.9%
265	Allianz SE (m)	41,692
474	BASF SE (a) (m)	48,707
487	Bayer AG (m)	42,745
396	Daimler AG (m)	30,634
225	Hamburger Hafen und Logistik AG (m)	10,934
214	Lanxess AG (m)	19,552
296	Siemens AG (m)	43,037

		237,301

	Hong Kong — 2.0%
5,218	China Resources Land Ltd. (m)	9,019
1,553	Hutchison Whampoa Ltd. (m)	17,761
1,043	Sun Hung Kai Properties Ltd. (m)	16,336

		43,116

	Ireland — 0.9%
1,389	Experian plc (m)	18,750

SHARES	SECURITY DESCRIPTION	VALUE($)

	Italy — 3.5%
4,641	Enel S.p.A. (m)	33,095
4,249	Snam Rete Gas S.p.A. (m)	26,432
6,312	UniCredit S.p.A. (m)	16,255

		75,782

	Japan — 17.5%
1,695	Amada Co., Ltd. (m)	13,612
756	Bridgestone Corp. (m)	16,686
264	East Japan Railway Co. (m)	14,695
799	FUJIFILM Holdings Corp. (m)	24,842
2,815	Fujitsu Ltd. (m)	16,129
6	Japan Tobacco, Inc. (m)	24,997
4,168	JX Holdings, Inc. (m)	29,356
5	KDDI Corp. (m)	35,450
2,043	Marubeni Corp. (m)	14,925
2,428	Mitsubishi Electric Corp. (m)	27,032
1,357	Mitsui & Co., Ltd. (m)	24,152
2,666	Nippon Sheet Glass Co., Ltd. (m)	7,850
452	Nippon Telegraph & Telephone Corp. (m)	21,071
2,281	Nissan Motor Co., Ltd. (m)	21,944
2,260	Sumitomo Corp. (m)	31,171
1,272	Sumitomo Mitsui Financial Group, Inc. (m)	39,502
443	Toyota Motor Corp. (m)	17,668

		381,082

	Netherlands — 9.0%
3,591	ING Groep N.V. CVA (a) (m)	47,312
1,671	Koninklijke KPN N.V. (m)	26,517
2,389	Royal Dutch Shell plc, Class A (m)	93,048
846	Unilever N.V. CVA (m)	27,844

		194,721

	Norway — 1.1%
1,460	DnB NOR ASA (m)	23,748

	Singapore — 0.9%
7,890	Singapore Telecommunications Ltd. (m)	20,140

	South Africa — 0.7%
2,446	African Bank Investments Ltd. (m)	14,276

	South Korea — 1.2%
32	Samsung Electronics Co., Ltd. (m)	27,120

	Spain — 2.6%
2,577	Banco Bilbao Vizcaya Argentaria S.A. (m)	33,016
875	Telefonica S.A. (m)	23,501

		56,517

	Sweden — 0.9%
1,074	Swedbank AB, Class A (m)	20,365

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Switzerland — 4.0%
700	Credit Suisse Group AG (m)	31,866
308	Holcim Ltd. (m)	26,805
98	Zurich Financial Services AG (a) (m)	27,618

		86,289

	Taiwan — 0.6%
3,486	Hon Hai Precision Industry Co., Ltd. (m)	13,237

	United Kingdom — 20.4%
6,469	Barclays plc (m)	30,752
5,472	BP plc (m)	42,063
609	British American Tobacco plc (m)	26,602
4,790	BT Group plc (m)	15,728
2,566	Cairn Energy plc (a) (m)	19,410
4,933	Centrica plc (m)	26,490
898	Cookson Group plc (a) (m)	10,779
1,915	GlaxoSmithKline plc (m)	41,842
1,885	HSBC Holdings plc (m)	20,563
1,087	Intercontinental Hotels Group plc (m)	23,862
3,286	International Power plc (m)	18,190
17,510	Lloyds Banking Group plc (a) (m)	17,384
3,143	Man Group plc (m)	13,152
480	Petropavlovsk plc (m)	7,199
2,734	Prudential plc (m)	35,374
566	Standard Chartered plc (m)	15,728
428	Tullow Oil plc (m)	10,278
23,197	Vodafone Group plc (m)	67,057

		442,453

	Total Common Stocks (Cost $1,686,030)	2,048,263

Preferred Stock — 1.9%
	Germany — 1.9%
209	Volkswagen AG (a) (m) (Cost $24,239)	41,095

Short-Term Investment — 2.9%
	Investment Company — 2.9%
62,618	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $62,618)	62,618

	Total Investments — 99.0% (Cost $1,772,887)	2,151,976
	Other Assets in Excess of Liabilities — 1.0%	21,152

	NET ASSETS — 100.0%	$2,173,128

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	14.0%
Oil, Gas & Consumable Fuels	9.5
Pharmaceuticals	6.5
Insurance	5.8
Automobiles	5.2
Diversified Telecommunication Services	5.0
Wireless Telecommunication Services	4.8
Chemicals	4.0
Multi-Utilities	3.5
Industrial Conglomerates	3.4
Trading Companies & Distributors	3.3
Electrical Equipment	3.0
Diversified Financial Services	2.9
Tobacco	2.4
Hotels, Restaurants & Leisure	2.1
Capital Markets	2.1
Electronic Equipment, Instruments & Components	1.8
Electric Utilities	1.5
Metals & Mining	1.4
Paper & Forest Products	1.3
Food Products	1.3
Multiline Retail	1.3
Semiconductors & Semiconductor Equipment	1.3
Construction Materials	1.2
Gas Utilities	1.2
Real Estate Management & Development	1.2
Others (each less than 1.0%)	6.1
Short-Term Investment	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
104	TOPIX Index	06/09/11	$10,943	$152
387	Dow Jones Euro STOXX 50 Index	06/17/11	16,892	593
142	FTSE 100 Index	06/17/11	14,310	188

				$933

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
6,184,924	EUR
8,764,043	for AUD	Royal Bank of Canada	05/24/11	$9,581	#	$9,156	#	$(425)
10,227,840	EUR
9,012,466	for GBP	Credit Suisse International	05/24/11	15,050	#	15,140	#	90
7,408,823	EUR
82,240,159	for HKD	Deutsche Bank AG	05/24/11	10,590	#	10,967	#	377
5,549,374	EUR
611,305,199	for JPY	Barclays Bank plc	05/24/11	7,537	#	8,215	#	678
7,224,630	GBP
8,258,296	for EUR	Royal Bank of Scotland	05/24/11	12,225	#	12,065	#	(160)
3,442,226	GBP
436,708,328	for JPY	Westpac Banking Corp.	05/24/11	5,384	#	5,748	#	364
72,825,388	HKD
6,711,301	for EUR	Royal Bank of Canada	05/24/11	9,935	#	9,378	#	(557)
480,808,402	JPY
4,256,870	for EUR	BNP Paribas	05/24/11	6,301	#	5,928	#	(373)
135,714,791	AUD	Deutsche Bank AG	05/24/11	134,046		148,358		14,312
8,703,389	AUD	HSBC Bank, N.A.	05/24/11	8,596		9,514		918
5,463,687	AUD	Royal Bank of Canada	05/24/11	5,455		5,973		518
11,874,886	AUD	Royal Bank of Scotland	05/24/11	12,064		12,981		917
9,297,420	AUD	TD Bank Financial Group	05/24/11	9,187		10,164		977
4,351,508	CAD	TD Bank Financial Group	05/24/11	4,502		4,597		95
34,048,371	CHF	State Street Bank & Trust	05/24/11	35,414		39,366		3,952
14,114,276	DKK	State Street Bank & Trust	05/24/11	2,561		2,802		241
4,654,154	EUR	Barclays Bank plc	05/24/11	6,472		6,889		417
3,735,523	EUR	BNP Paribas	05/24/11	5,043		5,530		487
8,716,996	EUR	Citibank, N.A.	05/24/11	12,732		12,904		172
20,825,993	EUR	Credit Suisse International	05/24/11	29,164		30,829		1,665
14,020,000	EUR	Royal Bank of Canada	05/24/11	19,094		20,754		1,660
7,370,917	EUR	Societe Generale	05/24/11	10,278		10,911		633
15,283,163	EUR	Union Bank of Switzerland AG	05/24/11	22,047		22,624		577
15,135,935	EUR	Westpac Banking Corp.	05/24/11	20,781		22,406		1,625
2,913,019	GBP	Deutsche Bank AG	05/24/11	4,661		4,865		204
5,950,000	GBP	Goldman Sachs International	05/24/11	9,645		9,936		291
3,471,666	GBP	HSBC Bank, N.A.	05/24/11	5,582		5,797		215
2,263,533	GBP	Royal Bank of Canada	05/24/11	3,615		3,780		165
7,323,907	GBP	State Street Bank & Trust	05/24/11	11,845		12,230		385

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
79,776,936	GBP	TD Bank Financial Group	05/24/11	$128,035	$133,222	$5,187
12,663,980	GBP	Westpac Banking Corp.	05/24/11	20,329	21,148	819
35,430,980	HKD	HSBC Bank, N.A.	05/24/11	4,549	4,562	13
78,033,463	HKD	Royal Bank of Scotland	05/24/11	10,043	10,049	6
444,611,215	JPY	Barclays Bank plc	05/24/11	5,350	5,482	132
733,066,354	JPY	BNP Paribas	05/24/11	8,668	9,038	370
441,966,893	JPY	Credit Suisse International	05/24/11	5,272	5,449	177
840,614,751	JPY	Goldman Sachs International	05/24/11	10,047	10,364	317
2,201,995,612	JPY	Merrill Lynch International	05/24/11	26,326	27,149	823
471,091,285	JPY	Morgan Stanley	05/24/11	5,764	5,808	44
1,213,386,427	JPY	Royal Bank of Canada	05/24/11	14,557	14,960	403
691,161,933	JPY	Westpac Banking Corp.	05/24/11	8,302	8,522	220
224,234,117	SEK	State Street Bank & Trust	05/24/11	34,521	37,068	2,547
19,528,241	SGD	HSBC Bank, N.A.	05/24/11	15,282	15,954	672
8,482,239	SGD	Westpac Banking Corp.	05/24/11	6,720	6,929	209
				$753,152	$795,511	$42,359

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,648,710	AUD	TD Bank Financial Group	05/24/11	$4,593	$5,081	$(488)
3,041,803	CAD	Barclays Bank plc	05/24/11	3,197	3,213	(16)
20,339,998	CAD	State Street Bank & Trust	05/24/11	20,584	21,489	(905)
13,072,527	CHF	Goldman Sachs International	05/24/11	14,243	15,114	(871)
27,927,020	EUR	Citibank, N.A.	05/24/11	38,962	41,341	(2,379)
24,885,741	EUR	Goldman Sachs International	05/24/11	34,364	36,838	(2,474)
6,035,837	EUR	Merrill Lynch International	05/24/11	8,559	8,935	(376)
26,777,978	EUR	State Street Bank & Trust	05/24/11	36,216	39,640	(3,424)
21,849,714	EUR	Westpac Banking Corp.	05/24/11	29,669	32,344	(2,675)
17,855,336	GBP	Citibank, N.A.	05/24/11	28,796	29,818	(1,022)
12,155,706	GBP	Deutsche Bank AG	05/24/11	19,578	20,299	(721)
11,157,428	GBP	Goldman Sachs International	05/24/11	17,891	18,632	(741)
4,091,407	GBP	HSBC Bank, N.A.	05/24/11	6,694	6,833	(139)
159,553,872	GBP	TD Bank Financial Group	05/24/11	256,070	266,443	(10,373)
9,117,450	GBP	Westpac Banking Corp.	05/24/11	14,649	15,225	(576)
72,317,425	HKD	Morgan Stanley	05/24/11	9,280	9,313	(33)
24,929,817	HKD	State Street Bank & Trust	05/24/11	3,203	3,210	(7)
2,231,655,640	JPY	BNP Paribas	05/24/11	26,716	27,515	(799)
693,210,204	JPY	Credit Suisse International	05/24/11	8,562	8,547	15
780,249,362	JPY	Morgan Stanley	05/24/11	9,392	9,620	(228)
2,115,904,885	JPY	Royal Bank of Canada	05/24/11	25,710	26,088	(378)
				$616,928	$645,538	$(28,610)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/11 of the currency being sold, and the value at 04/30/11 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.8%
	Australia — 4.6%
67	Aurora Oil and Gas Ltd. (a) (m)	195
31	Australia & New Zealand Banking Group Ltd. (m)	824
101	BHP Billiton Ltd. (m)	5,088
138	Challenger Ltd. (m)	734
26	Flight Centre Ltd. (m)	683
44	Iluka Resources Ltd. (m)	605
87	IOOF Holdings Ltd. (m)	685
17	Newcrest Mining Ltd. (m)	764
50	Westpac Banking Corp. (m)	1,365

		10,943

	Austria — 0.7%
7	Andritz AG (m)	754
16	Voestalpine AG (m)	803

		1,557

	Belgium — 1.1%
6	Bekaert S.A. (m)	794
18	KBC Groep N.V. (a) (m)	732
5	Solvay S.A. (m)	675
8	Umicore S.A. (m)	455

		2,656

	Bermuda — 0.3%
14	Signet Jewelers Ltd. (a) (m)	610

	Brazil — 0.5%
15	Tim Participacoes S.A., ADR (m)	708
15	Vale S.A., ADR (m)	486

		1,194

	China — 2.7%
396	Agile Property Holdings Ltd. (m)	646
5	Baidu, Inc., ADR (a) (m)	690
783	China Construction Bank Corp., Class H (m)	741
266	China Merchants Bank Co., Ltd., Class H (m)	687
324	China National Building Material Co., Ltd., Class H (m)	686
630	China Petroleum & Chemical Corp., Class H (m)	635
469	International Mining Machinery Holdings Ltd. (a) (m)	484
70	Weichai Power Co., Ltd., Class H (m)	480
361	Yangzijiang Shipbuilding Holdings Ltd. (m)	535
182	Yanzhou Coal Mining Co., Ltd., Class H (m)	716

		6,300

	Denmark — 0.6%
6	Carlsberg A/S, Class B (m)	739
6	Novo Nordisk A/S, Class B (m)	753

		1,492

SHARES	SECURITY DESCRIPTION	VALUE($)

	Finland — 1.8%
24	Fortum OYJ (m)	814
12	Metso OYJ (m)	750
12	Nokian Renkaat OYJ (m)	631
31	UPM-Kymmene OYJ (m)	645
18	Wartsila OYJ (m)	694
23	YIT OYJ (m)	676

		4,210

	France — 10.2%
137	Alcatel-Lucent (a) (m)	887
69	AXA S.A. (m)	1,549
30	BNP Paribas (m)	2,344
10	Cap Gemini S.A. (m)	604
12	Cie de St-Gobain (m)	861
7	Compagnie Generale des Etablissements Michelin, Class B (m)	656
37	Credit Agricole S.A. (m)	618
9	Danone (m)	659
19	Edenred (a) (m)	583
18	Faurecia (a) (m)	761
12	Lafarge S.A. (m)	814
5	LVMH Moet Hennessy Louis Vuitton S.A. (m)	938
5	PPR (m)	852
11	Renault S.A. (a) (m)	644
37	Sanofi-Aventis S.A. (m)	2,892
6	Schneider Electric S.A. (m)	1,048
20	Societe Generale (m)	1,325
7	Technip S.A. (m)	783
50	Total S.A. (m)	3,185
11	Valeo S.A. (a) (m)	708
11	Vinci S.A. (m)	722
22	Vivendi S.A. (m)	682

		24,115

	Germany — 8.6%
6	Allianz SE (m)	936
17	BASF SE (a) (m)	1,761
19	Bayer AG (m)	1,641
12	Bayerische Motoren Werke AG (m)	1,123
7	Bilfinger Berger SE (a) (m)	686
7	Continental AG (a) (m)	672
7	Daimler AG (m)	546
26	Deutsche Bank AG (m)	1,721
52	Deutsche Telekom AG (m)	856
29	E.ON AG (m)	982
6	Fresenius SE & Co. KGaA (m)	627
9	HeidelbergCement AG (m)	706

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Germany — Continued
73	Infineon Technologies AG (m)	829
18	Kloeckner & Co. SE (a) (m)	643
9	Lanxess AG (m)	840
4	Linde AG (m)	758
9	Rheinmetall AG (m)	765
9	SAP AG (m)	566
20	Siemens AG (m)	2,924
21	Suedzucker AG (m)	654

		20,236

	Greece — 0.3%
33	Folli Follie Group (a) (m)	627

	Hong Kong — 2.4%
202	AIA Group Ltd. (a) (m)	683
1,524	Hutchison Telecommunications Hong Kong Holdings Ltd. (m)	481
67	Hutchison Whampoa Ltd. (m)	766
24	Jardine Strategic Holdings Ltd. (m)	668
81	Kingboard Chemical Holdings Ltd. (m)	442
232	SJM Holdings Ltd. (m)	501
43	Sun Hung Kai Properties Ltd. (m)	674
43	Swire Pacific Ltd., Class A (m)	658
127	Wharf Holdings Ltd. (m)	928

		5,801

	India — 1.5%
46	Federal Bank Ltd. (m)	441
13	ICICI Bank Ltd., ADR (m)	661
12	Larsen & Toubro Ltd. (m)	419
34	Mahindra & Mahindra Ltd. (m)	588
22	Tata Motors Ltd., ADR (m)	614
121	Yes Bank Ltd. (m)	839

		3,562

	Indonesia — 0.7%
110	Astra International Tbk PT (m)	723
1,123	Bank Rakyat Indonesia Persero Tbk PT (m)	848

		1,571

	Ireland — 0.7%
30	Shire plc (m)	919
58	WPP plc (m)	765

		1,684

	Italy — 3.8%
44	Banca Generali S.p.A. (m)	739
20	Danieli & C Officine Meccaniche S.p.A. (m)	647
102	Davide Campari-Milano S.p.A. (m)	736

SHARES		SECURITY DESCRIPTION	VALUE($)

		Italy — Continued
134		Enel S.p.A. (m)	954
45		ENI S.p.A. (m)	1,205
52		Fiat Industrial S.p.A. (a) (m)	777
351		Intesa Sanpaolo S.p.A. (m)	1,166
122		Snam Rete Gas S.p.A. (m)	759
553		Telecom Italia S.p.A. (m)	713
5		Tod’s S.p.A. (m)	695
33		Yoox S.p.A. (a) (m)	596

			8,987

		Japan — 16.5%
69		Asahi Glass Co., Ltd. (m)	876
47		Brother Industries Ltd. (m)	726
19		Canon, Inc. (m)	876
40		Century Tokyo Leasing Corp. (m)	679
90		Chiba Bank Ltd. (The) (m)	533
42		Daihatsu Motor Co., Ltd. (m)	679
11		Daito Trust Construction Co., Ltd. (m)	864
46		Daiwa House Industry Co., Ltd. (m)	557
14		FamilyMart Co., Ltd. (m)	515
5		FANUC Corp. (m)	753
22		FCC Co., Ltd. (m)	513
113		Fukuoka Financial Group, Inc. (m)	470
39		Honda Motor Co., Ltd. (m)	1,499
71		ITOCHU Corp. (m)	734
—	(h)	Japan Tobacco, Inc. (m)	606
127		JX Holdings, Inc. (m)	892
136		Kawasaki Heavy Industries Ltd. (m)	562
63		Kayaba Industry Co., Ltd. (m)	524
—	(h)	KDDI Corp. (m)	601
28		Komatsu Ltd. (m)	970
6		Kyocera Corp. (m)	706
14		Makita Corp. (m)	644
130		Marubeni Corp. (m)	950
47		Mitsubishi Corp. (m)	1,280
109		Mitsubishi Electric Corp. (m)	1,214
311		Mitsubishi UFJ Financial Group, Inc. (m)	1,490
41		Mitsui & Co., Ltd. (m)	737
42		Mitsui Fudosan Co., Ltd. (m)	729
10		Murata Manufacturing Co., Ltd. (m)	744
42		Nippon Electric Glass Co., Ltd. (m)	636
46		Nippon Meat Packers, Inc. (m)	637
84		Nippon Paint Co. Ltd. (m)	589
211		Nippon Sheet Glass Co., Ltd. (m)	621
24		Nippon Telegraph & Telephone Corp. (m)	1,114
83		Nissan Motor Co., Ltd. (m)	801

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Japan — Continued
10	Nitto Denko Corp. (m)	557
28	Omron Corp. (m)	759
12	ORIX Corp. (m)	1,165
1	Rakuten, Inc. (m)	725
12	Shin-Etsu Chemical Co., Ltd. (m)	609
5	SMC Corp. (m)	877
14	Softbank Corp. (m)	603
62	Sumitomo Corp. (m)	857
53	Sumitomo Electric Industries Ltd. (m)	731
48	Sumitomo Mitsui Financial Group, Inc. (m)	1,485
186	Sumitomo Mitsui Trust Holdings, Inc. (m)	641
137	Teijin Ltd. (m)	657
48	Toyota Motor Corp. (m)	1,907

		38,894

	Luxembourg — 0.2%
16	ArcelorMittal (m)	597

	Macau — 0.3%
252	Sands China Ltd. (a) (m)	708

	Netherlands — 4.3%
76	Aegon N.V. (a) (m)	607
18	ASML Holding N.V. (m)	761
120	ING Groep N.V. CVA (a) (m)	1,586
50	Koninklijke KPN N.V. (m)	797
128	Royal Dutch Shell plc, Class B (m)	4,988
44	Unilever N.V. CVA (m)	1,451

		10,190

	Norway — 0.3%
50	DnB NOR ASA (m)	814

	Russia — 0.3%
36	Gazprom OAO, ADR (m)	612

	South Korea — 0.9%
2	Honam Petrochemical Corp. (m)	676
3	Hyundai Motor Co. (m)	802
1	Samsung Electronics Co., Ltd. (m)	551

		2,029

	Spain — 2.7%
126	Banco Bilbao Vizcaya Argentaria S.A. (m)	1,611
20	Endesa S.A. (m)	690
35	Gas Natural SDG S.A. (m)	710
85	Iberdrola S.A. (m)	791
10	Inditex S.A. (m)	894
66	Telefonica S.A. (m)	1,784

		6,480

SHARES	SECURITY DESCRIPTION	VALUE($)

	Sweden — 2.1%
22	Atlas Copco AB, Class A (m)	650
40	Lundin Petroleum AB (a) (m)	612
23	NCC AB, Class B (m)	625
18	Svenska Handelsbanken AB, Class A (m)	637
26	Tele2 AB, Class B (m)	646
66	Telefonaktiebolaget LM Ericsson, Class B (m)	999
42	Volvo AB, Class B (m)	821

		4,990

	Switzerland — 8.9%
40	ABB Ltd. (a) (m)	1,098
12	Cie Financiere Richemont S.A., Class A (m)	781
25	Credit Suisse Group AG (m)	1,149
97	Ferrexpo plc (m)	815
37	GAM Holding AG (a) (m)	727
80	Nestle S.A. (m)	4,959
59	Novartis AG (m)	3,526
5	Sulzer AG (m)	908
1	Swatch Group AG (The) (m)	606
4	Swiss Life Holding AG (a) (m)	761
86	UBS AG (a) (m)	1,714
23	Wolseley plc (m)	820
75	Xstrata plc (m)	1,916
5	Zurich Financial Services AG (a) (m)	1,382

		21,162

	Taiwan — 0.6%
94	Hon Hai Precision Industry Co., Ltd., GDR (m)	718
16	HTC Corp. (m)	728

		1,446

	United Kingdom — 21.2%
196	Aberdeen Asset Management plc (m)	752
253	Afren plc (a) (m)	677
72	ARM Holdings plc (m)	745
117	Ashmore Group plc (m)	729
26	AstraZeneca plc (m)	1,290
140	Aviva plc (m)	1,049
101	Balfour Beatty plc (m)	556
369	Barclays plc (m)	1,753
123	BG Group plc (m)	3,165
274	BP plc (m)	2,110
30	British American Tobacco plc (m)	1,332
61	British Land Co. plc (m)	613
274	BT Group plc (m)	898
48	Burberry Group plc (m)	1,038
128	Centrica plc (m)	687

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — Continued
64	Cookson Group plc (a) (m)	766
127	GKN plc (m)	473
95	GlaxoSmithKline plc (m)	2,077
307	HSBC Holdings plc (m)	3,352
77	ICAP plc (m)	672
44	IMI plc (m)	801
25	Imperial Tobacco Group plc (m)	866
99	Inchcape plc (a) (m)	606
40	Intercontinental Hotels Group plc (m)	885
119	Intermediate Capital Group plc (m)	657
77	International Personal Finance plc (m)	471
537	ITV plc (a) (m)	684
27	Kazakhmys plc (m)	633
120	Kingfisher plc (m)	551
409	Legal & General Group plc (m)	841
24	Mulberry Group plc (m)	632
263	Old Mutual plc (m)	613
27	Petrofac Ltd. (m)	693
76	Prudential plc (m)	981
15	Reckitt Benckiser Group plc (m)	858
16	Renishaw plc (m)	472
175	Resolution Ltd. (m)	885
55	Rio Tinto plc (m)	4,021
70	Standard Chartered plc (m)	1,949
1,099	Taylor Wimpey plc (a) (m)	718
44	Travis Perkins plc (m)	790
32	Tullow Oil plc (m)	780
1,218	Vodafone Group plc (m)	3,521
26	Weir Group plc (The) (m)	824
121	Wm Morrison Supermarkets plc (m)	595

		50,061

	Total Common Stocks (Cost $176,571)	233,528

Preferred Stock — 0.7%
	Germany — 0.7%
9	Volkswagen AG (a) (m) (Cost $1,165)	1,674

NUMBER OF WARRANTS
Warrant — 0.3%
	Germany — 0.3%
85	Commerzbank AG, expiring 05/12/11 (a) (m) (Cost $521)	530

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.5%
	Investment Company — 1.5%
3,600	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $3,600)	3,600

	Total Investments — 101.3% (Cost $181,857)	239,332
	Liabilities in Excess of Other Assets — (1.3)%	(2,983)

	NET ASSETS — 100.0%	$236,349

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	11.6%
Oil, Gas & Consumable Fuels	8.3
Metals & Mining	6.6
Machinery	5.7
Pharmaceuticals	5.5
Automobiles	4.6
Insurance	4.3
Capital Markets	4.0
Food Products	3.5
Chemicals	3.2
Diversified Telecommunication Services	3.0
Trading Companies & Distributors	2.8
Industrial Conglomerates	2.5
Wireless Telecommunication Services	2.3
Real Estate Management & Development	2.1
Auto Components	2.1
Electrical Equipment	2.0
Textiles, Apparel & Luxury Goods	2.0
Electronic Equipment, Instruments & Components	1.9
Electric Utilities	1.8
Diversified Financial Services	1.7
Construction & Engineering	1.5
Semiconductors & Semiconductor Equipment	1.2
Tobacco	1.2
Hotels, Restaurants & Leisure	1.2
Specialty Retail	1.1
Communications Equipment	1.1
Building Products	1.0
Short-Term Investment	1.5
Others (each less than 1.0%)	8.7

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EAFE	— Europe, Australasia, and Far East
EUR	— Euro
FDR	— Fiduciary Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NVDR	— Non Voting Depository Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	International Equity Index	$7	—	%(g)

	In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A are as follows (amounts in thousands):

	Fund	Value	Percentage
	Emerging Economies Fund	$140,523	66.2%
	Emerging Markets Equity Fund	1,378,525	65.4
	Global Equity Income	2,077	68.6
	Global Focus Fund	4,085	69.9
	International Equity Fund	722,592	92.7
	International Equity Index Fund	724,428	96.5
	International Opportunities Fund	411,984	95.0
	International Value Fund	2,065,548	96.0
	Intrepid International Fund	232,042	97.0

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund	Global Equity Income Fund
ASSETS:
Investments in non-affiliates, at value	$204,558		$2,019,456	$3,027
Investments in affiliates, at value	7,801		87,028	—

Total investment securities, at value	212,359		2,106,484	3,027
Cash	125		1,676	20
Foreign currency, at value	75		2,252	8
Receivables:
Investment securities sold	1,256		—	3
Fund shares sold	54,599		16,597	—
Interest and dividends	746		3,799	13
Tax reclaims	—		—	—	(a)
Unrealized appreciation on forward foreign currency exchange contracts	—		—	23
Due from Advisor	—		—	26
Prepaid expenses and other assets	—		—	67

Total Assets	269,160		2,130,808	3,187

LIABILITIES:
Payables:
Investment securities purchased	5,959		1,919	—
Fund shares redeemed	1		2,589	—
Unrealized depreciation on forward foreign currency exchange contracts	—		—	49
Accrued liabilities:
Investment advisory fees	141		1,678	—
Administration fees	14		152	—
Shareholder servicing fees	19		353	—	(a)
Distribution fees	—	(a)	103	—	(a)
Custodian and accounting fees	49		735	8
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2	—	(a)
India capital gains tax	—		671	—
Other	57		129	17

Total Liabilities	6,240		8,331	74

Net Assets	$262,920		$2,122,477	$3,113

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund
NET ASSETS:
Paid in capital	$248,551	$1,569,066	$3,012
Accumulated undistributed (distributions in excess of) net investment income	752	(7,884)	12
Accumulated net realized gains (losses)	(470)	(16,905)	(26)
Net unrealized appreciation (depreciation)	14,087	578,200	115

Total Net Assets	$262,920	$2,122,477	$3,113

Net Assets:
Class A	$1,129	$329,673	$52
Class B	—	10,257	—
Class C	78	51,739	52
Class R2	—	—	52
Class R5	191,085	—	52
Institutional Class	—	598,256	—
Select Class	70,628	1,132,552	2,905

Total	$262,920	$2,122,477	$3,113

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	72	13,301	3
Class B	—	419	—
Class C	5	2,127	3
Class R2	—	—	3
Class R5	12,123	—	3
Institutional Class	—	23,546	—
Select Class	4,486	45,034	187

Net Asset Value:
Class A — Redemption price per share	$15.73	$24.79	$15.50
Class B — Offering price per share (b)	—	24.50	—
Class C — Offering price per share (b)	15.68	24.33	15.50
Class R2 — Offering and redemption price per share	—	—	15.50
Class R5 — Offering and redemption price per share	15.76	—	15.51
Institutional Class — Offering and redemption price per share	—	25.41	—
Select Class — Offering and redemption price per share	15.74	25.15	15.51
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.60	$26.16	$16.36

Cost of investments in non-affiliates	$190,427	$1,440,732	$2,886
Cost of investments in affiliates	7,801	87,028	—
Cost of foreign currency	72	2,116	8

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Global Focus Fund		International Equity Fund	International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$5,842		$755,135	$748,545
Investments in affiliates, at value	—		24,742	1,853

Total investment securities, at value	5,842		779,877	750,398
Cash	221		255	43
Foreign currency, at value	53		54	2,299
Deposits at broker for futures contracts	14		—	1,025
Receivables:
Investment securities sold	176		709	21,561
Fund shares sold	584		591	1,005
Interest and dividends	22		3,504	2,546
Tax reclaims	1		1,245	383
Variation margin on futures contracts	—		—	206
Unrealized appreciation on forward foreign currency exchange contracts	66		—	—
Due from Advisor	9		—	—

Total Assets	6,988		786,235	779,466

LIABILITIES:
Payables:
Investment securities purchased	368		1,460	15,014
Fund shares redeemed	8		16,230	1,323
Variation margin on futures contracts	14		—	—
Unrealized depreciation on forward foreign currency exchange contracts	89		—	—
Accrued liabilities:
Investment advisory fees	—		352	327
Administration fees	—		75	53
Shareholder servicing fees	1		84	5
Distribution fees	1		48	43
Custodian and accounting fees	40		159	309
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	7
Other	55		224	276

Total Liabilities	576		18,633	17,357

Net Assets	$6,412		$767,602	$762,109

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Global Focus Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid in capital	$6,086	$564,910	$506,402
Accumulated undistributed (distributions in excess of) net investment income	41	3,489	(490)
Accumulated net realized gains (losses)	(539)	(15,591)	(82,589)
Net unrealized appreciation (depreciation)	824	214,794	338,786

Total Net Assets	$6,412	$767,602	$762,109

Net Assets:
Class A	$2,301	$153,764	$136,095
Class B	—	4,170	6,175
Class C	485	25,753	20,632
Class R2	—	78	270
Class R5	113	37,514	—
Class R6	—	310,857	—
Select Class	3,513	235,466	598,937

Total	$6,412	$767,602	$762,109

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	149	10,249	6,543
Class B	—	287	321
Class C	31	1,791	1,023
Class R2	—	5	13
Class R5	7	2,472	—
Class R6	—	20,493	—
Select Class	226	15,513	28,615

Net Asset Value:
Class A — Redemption price per share	$15.50	$15.00	$20.80
Class B — Offering price per share (b)	—	14.54	19.25
Class C — Offering price per share (b)	15.47	14.38	20.18
Class R2 — Offering and redemption price per share	—	14.97	20.62
Class R5 — Offering and redemption price per share	15.53	15.18	—
Class R6 — Offering and redemption price per share	—	15.17	—
Select Class — Offering and redemption price per share	15.53	15.18	20.93
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.36	$15.83	$21.95

Cost of investments in non-affiliates	$4,996	$540,583	$409,867
Cost of investments in affiliates	—	24,742	1,853
Cost of foreign currency	51	53	2,159

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$427,396	$2,089,358	$235,732
Investments in affiliates, at value	6,505	62,618	3,600

Total investment securities, at value	433,901	2,151,976	239,332
Cash	99	93	69
Foreign currency, at value	991	1,874	102
Deposits at broker for futures contracts	604	2,986	—
Receivables:
Investment securities sold	11,080	37,537	8,533
Fund shares sold	89	10,240	153
Interest and dividends	2,369	10,238	928
Tax reclaims	155	881	274
Variation margin on futures contracts	102	502	—
Unrealized appreciation on forward foreign currency exchange contracts	8,174	43,889	—

Total Assets	457,564	2,260,216	249,391

LIABILITIES:
Payables:
Investment securities purchased	2,527	50,996	9,053
Fund shares redeemed	16,249	3,581	3,533
Unrealized depreciation on forward foreign currency exchange contracts	5,497	30,140	—
Accrued liabilities:
Investment advisory fees	208	1,008	159
Administration fees	32	154	9
Shareholder servicing fees	14	357	13
Distribution fees	4	49	10
Custodian and accounting fees	92	500	135
Trustees’ and Chief Compliance Officer’s fees	2	8	1
Other	85	295	129

Total Liabilities	24,710	87,088	13,042

Net Assets	$432,854	$2,173,128	$236,349

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid in capital	$427,749	$2,178,059	$731,996
Accumulated undistributed net investment income	2,092	6,061	639
Accumulated net realized gains (losses)	(69,129)	(405,059)	(553,805)
Net unrealized appreciation (depreciation)	72,142	394,067	57,519

Total Net Assets	$432,854	$2,173,128	$236,349

Net Assets:
Class A	$14,926	$170,769	$47,528
Class B	980	4,992	—
Class C	878	21,007	1,548
Class R2	—	853	77
Class R6	335,053	61	—
Institutional Class	43,971	573,966	169,133
Select Class	37,046	1,401,480	18,063

Total	$432,854	$2,173,128	$236,349

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,033	11,651	2,550
Class B	68	344	—
Class C	62	1,470	83
Class R2	—	59	4
Class R6	22,845	4	—
Institutional Class	2,997	38,573	8,901
Select Class	2,533	94,664	938

Net Asset Value:
Class A — Redemption price per share	$14.45	$14.66	$18.64
Class B — Offering price per share (a)	14.41	14.50	—
Class C — Offering price per share (a)	14.07	14.29	18.73
Class R2 — Offering and redemption price per share	—	14.44	18.52
Class R6 — Offering and redemption price per share	14.67	14.88	—
Institutional Class — Offering and redemption price per share	14.67	14.88	19.00
Select Class — Offering and redemption price per share	14.62	14.80	19.26
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.25	$15.47	$19.67

Cost of investments in non-affiliates	$358,167	$1,710,269	$178,257
Cost of investments in affiliates	6,505	62,618	3,600
Cost of foreign currency	967	1,809	99

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,974	$15,419	$29
Interest income from affiliates	—	1	—	(b)
Dividend income from affiliates	4	50	—
Other income	—	4	—
Foreign taxes withheld	(102)	(625)	(2)

Total investment income	1,876	14,849	27

EXPENSES:
Investment advisory fees	584	9,610	4
Administration fees	52	860	1
Distribution fees:
Class A	— (b)	357	—	(b)
Class B	—	39	—
Class C	— (b)	172	—	(b)
Class R2	—	—	—	(b)
Shareholder servicing fees:
Class A	— (b)	357	—	(b)
Class B	—	13	—
Class C	— (b)	57	—	(b)
Class R2	—	—	—	(b)
Class R5	17	—	—	(b)
Institutional Class	—	280	—
Select Class	61	1,276	1
Custodian and accounting fees	37	616	8
Interest expense to affiliates	1	— (b)	—
Professional fees	38	49	38
Trustees’ and Chief Compliance Officer’s fees	1	10	—	(b)
Printing and mailing costs	10	163	7
Registration and filing fees	58	77	14
Transfer agent fees	4	657	6
Other	7	11	1

Total expenses	870	14,604	80

Less amounts waived	(32)	(98)	(5)
Less expense reimbursements	(1)	—	(70)

Net expenses	837	14,506	5

Net investment income (loss)	1,039	343	22

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,619	(5,383)	(16)
Foreign currency transactions	(199)	(89)	(10)

Net realized gain (loss)	1,420	(5,472)	(26)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	12,666	124,024 (c)	141
Foreign currency translations	(44)	(72)	(26)

Change in net unrealized appreciation (depreciation)	12,622	123,952	115

Net realized/unrealized gains (losses)	14,042	118,480	89

Change in net assets resulting from operations	$15,081	$118,823	$111

(a)	Commencement of operations was February 28, 2011.
(b)	Amount rounds to less than $1,000.
(c)	Net of change in India Capital Gains Tax of approximately $543,000 for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Global Focus Fund		International Equity Fund		International Equity Index Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$47		$10,316		$9,614
Interest income from affiliates	—	(a)	—	(a)	—	(a)
Dividend income from affiliates	—		7		4
Income from securities lending (net)	—		45		151
Other income	—		33		25
Foreign taxes withheld	(4)		(737)		(934)

Total investment income	43		9,664		8,860

EXPENSES:
Investment advisory fees	17		2,724		1,874
Administration fees	2		305		305
Distribution fees:
Class A	1		173		156
Class B	—		16		23
Class C	1		89		70
Class R2	—		—	(a)	—	(a)
Shareholder servicing fees:
Class A	1		173		156
Class B	—		5		8
Class C	—	(a)	30		23
Class R2	—		—	(a)	—	(a)
Class R5	—	(a)	24		—
Select Class	4		298		664
Custodian and accounting fees	35		125		297
Interest expense to affiliates	—		—	(a)	2
Professional fees	37		35		37
Trustees’ and Chief Compliance Officer’s fees	—	(a)	3		3
Printing and mailing costs	11		93		94
Registration and filing fees	21		41		31
Transfer agent fees	4		201		242
Other	5		7		10

Total expenses	139		4,342		3,995

Less amounts waived	(20)		(789)		(929)
Less earnings credits	—		—	(a)	—
Less expense reimbursements	(92)		—		—

Net expenses	27		3,553		3,066

Net investment income (loss)	16		6,111		5,794

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	195		4,863		8,783
Futures	8		(87)		1,067
Foreign currency transactions	(33)		(263)		297
Payment by affiliate	—		—		30

Net realized gain (loss)	170		4,513		10,177

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	339		73,823		64,302	(b)
Futures	—		—		(142)
Foreign currency translations	11		131		35

Change in net unrealized appreciation (depreciation)	350		73,954		64,195

Net realized/unrealized gains (losses)	520		78,467		74,372

Change in net assets resulting from operations	$536		$84,578		$80,166

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$6,138	$31,099	$2,878
Interest income from affiliates	— (a)	— (a)	— (a)
Dividend income from affiliates	5	18	2
Income from securities lending (net)	26	156	—
Other income	19	12	3
Foreign taxes withheld	(445)	(2,184)	(206)

Total investment income	5,743	29,101	2,677

EXPENSES:
Investment advisory fees	1,118	5,271	841
Administration fees	167	785	88
Distribution fees:
Class A	18	188	49
Class B	3	19	—
Class C	3	74	5
Class R2	—	3	— (a)
Shareholder servicing fees:
Class A	18	188	49
Class B	1	6	—
Class C	1	25	2
Class R2	—	1	— (a)
Institutional Class	61	245	68
Select Class	41	1,363	26
Custodian and accounting fees	62	345	52
Interest expense to affiliates	1	2	1
Professional fees	35	39	39
Trustees’ and Chief Compliance Officer’s fees	3	9	1
Printing and mailing costs	23	190	8
Registration and filing fees	30	95	33
Transfer agent fees	35	816	48
Other	9	17	6

Total expenses	1,629	9,681	1,316

Less amounts waived	(12)	(121)	(197)

Net expenses	1,617	9,560	1,119

Net investment income (loss)	4,126	19,541	1,558

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6,425	61,935	5,965
Futures	(214)	2,874	(73)
Foreign currency transactions	2,809	13,359	(6)

Net realized gain (loss)	9,020	78,168	5,886

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	31,783	126,998	20,026
Futures	144	1,201	—
Foreign currency translations	1,283	3,650	17

Change in net unrealized appreciation (depreciation)	33,210	131,849	20,043

Net realized/unrealized gains (losses)	42,230	210,017	25,929

Change in net assets resulting from operations	$46,356	$229,558	$27,487

(a)	Amount rounds to less than $1,000.
(b)	Net of change in India Capital Gains Tax of approximately $13,000 for International Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,039	$77	$343	$2,289
Net realized gain (loss)	1,420	1,434	(5,472)	18,271
Change in net unrealized appreciation (depreciation)	12,622	481	123,952	269,411

Change in net assets resulting from operations	15,081	1,992	118,823	289,971

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	— (a)	(1)	(1,007)	(303)
Class C
From net investment income	—	(1)	(39)	—
Class R5
From net investment income	(248)	(1)	—	—
Institutional Class
From net investment income	—	—	(3,281)	(1,509)
Select Class
From net investment income	(126)	(151)	(5,259)	(1,116)

Total distributions to shareholders	(374)	(154)	(9,586)	(2,928)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	240,752	154	269,099	648,370

NET ASSETS:
Change in net assets	255,459	1,992	378,336	935,413
Beginning of period	7,461	5,469	1,744,141	808,728

End of period	$262,920	$7,461	$2,122,477	$1,744,141

Accumulated undistributed (distributions in excess of) net investment income	$752	$87	$(7,884)	$1,359

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Focus Fund
	Period Ended 4/30/2011 (a) (Unaudited)		Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22		$16	$21
Net realized gain (loss)	(26)		170	338
Change in net unrealized appreciation (depreciation)	115		350	196

Change in net assets resulting from operations	111		536	555

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(b)	(9)	(1)
Class C
From net investment income	—	(b)	(3)	(1)
Class R2
From net investment income	—	(b)	—	—
Class R5
From net investment income	—	(b)	(2)	(1)
Select Class
From net investment income	(10)		(44)	(23)

Total distributions to shareholders	(10)		(58)	(26)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,012		2,791	182

NET ASSETS:
Change in net assets	3,113		3,269	711
Beginning of period	—		3,143	2,432

End of period	$3,113		$6,412	$3,143

Accumulated undistributed (distributions in excess of) net investment income	$12		$41	$83

(a)	Commencement of operations was February 28, 2011.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,111	$9,802	$5,794	$15,458
Net realized gain (loss)	4,513	(7,321)	10,177	(3,786)
Change in net unrealized appreciation (depreciation)	73,954	54,178	64,195	30,317

Change in net assets resulting from operations	84,578	56,659	80,166	41,989

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(472)	(1,890)	(2,889)	(1,807)
Class B
From net investment income	(6)	(47)	(107)	(81)
Class C
From net investment income	(43)	(233)	(307)	(200)
Class R2
From net investment income	— (a)	(1)	(5)	(3)
Class R5
From net investment income	(534)	(3,497)	—	—
Class R6 (b)
From net investment income	(1,106)	—	—	—
Select Class
From net investment income	(1,017)	(4,249)	(13,161)	(13,601)

Total distributions to shareholders	(3,178)	(9,917)	(16,469)	(15,692)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	43,840	47,454	32,795	(267,549)

NET ASSETS:
Change in net assets	125,240	94,196	96,492	(241,252)
Beginning of period	642,362	548,166	665,617	906,869

End of period	$767,602	$642,362	$762,109	$665,617

Accumulated undistributed (distributions in excess of) net investment income	$3,489	$556	$(490)	$10,185

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 30, 2010 for International Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,126	$4,190	$19,541	$30,865
Net realized gain (loss)	9,020	1,880	78,168	(47,717)
Change in net unrealized appreciation (depreciation)	33,210	26,001	131,849	105,187

Change in net assets resulting from operations	46,356	32,071	229,558	88,335

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(363)	(365)	(4,623)	(3,117)
Class B
From net investment income	(16)	(40)	(129)	(110)
Class C
From net investment income	(19)	(16)	(534)	(341)
Class R2
From net investment income	—	—	(37)	(12)
Class R6 (a)
From net investment income	(1)	—	(2)	—
Institutional Class
From net investment income	(7,005)	(4,519)	(15,255)	(9,483)
Select Class
From net investment income	(794)	(694)	(31,790)	(29,353)

Total distributions to shareholders	(8,198)	(5,634)	(52,370)	(42,416)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	75,970	86,553	461,306	(150,363)

NET ASSETS:
Change in net assets	114,128	112,990	638,494	(104,444)
Beginning of period	318,726	205,736	1,534,634	1,639,078

End of period	$432,854	$318,726	$2,173,128	$1,534,634

Accumulated undistributed net investment income	$2,092	$6,164	$6,061	$38,890

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Intrepid International Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,558	$2,785
Net realized gain (loss)	5,886	53,311
Change in net unrealized appreciation (depreciation)	20,043	(24,358)

Change in net assets resulting from operations	27,487	31,738

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(518)	(475)
Class C
From net investment income	(12)	(16)
Class R2
From net investment income	(1)	(1)
Institutional Class
From net investment income	(2,372)	(2,226)
Select Class
From net investment income	(152)	(5,283)

Total distributions to shareholders	(3,055)	(8,001)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	60,226	(340,849)

NET ASSETS:
Change in net assets	84,658	(317,112)
Beginning of period	151,691	468,803

End of period	$236,349	$151,691

Accumulated undistributed net investment income	$639	$2,136

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund			Emerging Markets Equity Fund
	Six Months Ended 4/30/2011 (Unaudited)		Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,230		$—	$109,390	$152,758
Dividends and distributions reinvested	—	(a)	1	937	289
Cost of shares redeemed	(208)		—	(50,988)	(61,610)
Redemption fees	—	(a)	—	7	9

Change in net assets from Class A capital transactions	$1,022		$1	$59,346	$91,446

Class B
Proceeds from shares issued	$—		$—	$440	$1,062
Dividends and distributions reinvested	—		—	—	— (a)
Cost of shares redeemed	—		—	(1,572)	(3,076)
Redemption fees	—		—	— (a)	1

Change in net assets from Class B capital transactions	$—		$—	$(1,132)	$(2,013)

Class C
Proceeds from shares issued	$22		$—	$15,935	$22,021
Dividends and distributions reinvested	—		1	33	—
Cost of shares redeemed	—		—	(7,587)	(7,401)
Redemption fees	—	(a)	—	1	1

Change in net assets from Class C capital transactions	$22		$1	$8,382	$14,621

Class R5
Proceeds from shares issued	$184,552		$—	$—	$—
Dividends and distributions reinvested	248		1	—	—
Cost of shares redeemed	(3,508)		—	—	—
Redemption fees	1		—	—	—

Change in net assets from Class R5 capital transactions	$181,293		$1	$—	$—

Institutional Class
Proceeds from shares issued	$—		$—	$161,450	$150,379
Dividends and distributions reinvested	—		—	2,114	956
Cost of shares redeemed	—		—	(108,023)	(55,826)
Redemption fees	—		—	14	20

Change in net assets from Institutional Class capital transactions	$—		$—	$55,555	$95,529

Select Class
Proceeds from shares issued	$66,414		$—	$349,977	$587,892
Dividends and distributions reinvested	55		151	2,409	914
Cost of shares redeemed	(8,055)		—	(205,463)	(140,041)
Redemption fees	1		—	25	22

Change in net assets from Select Class capital transactions	$58,415		$151	$146,948	$448,787

Total change in net assets from capital transactions	$240,752		$154	$269,099	$648,370

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	82	—	4,654	7,257
Reinvested	— (a)	1	40	15
Redeemed	(14)	—	(2,184)	(2,955)

Change in Class A Shares	68	1	2,510	4,317

Class B
Issued	—	—	19	51
Redeemed	—	—	(67)	(150)

Change in Class B Shares	—	—	(48)	(99)

Class C
Issued	1	—	685	1,068
Reinvested	—	1	2	—
Redeemed	—	—	(331)	(368)

Change in Class C Shares	1	1	356	700

Class R5
Issued	12,341	—	—	—
Reinvested	17	1	—	—
Redeemed	(239)	—	—	—

Change in Class R5 Shares	12,119	1	—	—

Institutional Class
Issued	—	—	6,666	7,103
Reinvested	—	—	88	48
Redeemed	—	—	(4,582)	(2,726)

Change in Institutional Class Shares	—	—	2,172	4,425

Select Class
Issued	4,512	—	14,709	28,083
Reinvested	4	13	102	46
Redeemed	(555)	—	(8,662)	(6,623)

Change in Select Class Shares	3,961	13	6,149	21,506

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Focus Fund
	Period Ended 4/30/2011 (a) (Unaudited)		Six Months Ended 4/30/2011 (Unaudited)		Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50		$1,910		$119
Dividends and distributions reinvested	—	(b)	9		1
Cost of shares redeemed	—		(58)		(29)
Redemption fees	—		—	(b)	—

Change in net assets from Class A capital transactions	$50		$1,861		$91

Class C
Proceeds from shares issued	$50		$234		$20
Dividends and distributions reinvested	—	(b)	3		1
Cost of shares redeemed	—		(3)		—	(b)
Redemption fees	—		—	(b)	—

Change in net assets from Class C capital transactions	$50		$234		$21

Class R2
Proceeds from shares issued	$50		$—		$—
Dividends and distributions reinvested	—	(b)	—		—

Change in net assets from Class R2 capital transactions	$50		$—		$—

Class R5
Proceeds from shares issued	$50		$—		$—
Dividends and distributions reinvested	—	(b)	2		1
Cost of shares redeemed	—		—		—	(b)
Redemption fees	—		—	(b)	—

Change in net assets from Class R5 capital transactions	$50		$2		$1

Select Class
Proceeds from shares issued	$2,803		$725		$46
Dividends and distributions reinvested	9		45		23
Cost of shares redeemed	—		(76)		—	(b)
Redemption fees	—		—	(b)	—

Change in net assets from Select Class capital transactions	$2,812		$694		$69

Total change in net assets from capital transactions	$3,012		$2,791		$182

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Global Equity Income Fund		Global Focus Fund
	Period Ended 4/30/2011 (a) (Unaudited)		Six Months Ended 4/30/2011 (Unaudited)		Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	3		131		9
Reinvested	—	(b)	1		—	(b)
Redeemed	—		(4)		(2)

Change in Class A Shares	3		128		7

Class C
Issued	3		16		1
Reinvested	—	(b)	—	(b)	—	(b)
Redeemed	—		—	(b)	—	(b)

Change in Class C Shares	3		16		1

Class R2
Issued	3		—		—
Reinvested	—	(b)	—		—

Change in Class R2 Shares	3		—		—

Class R5
Issued	3		—		—
Reinvested	—	(b)	—	(b)	—	(b)

Change in Class R5 Shares	3		—	(b)	—	(b)

Select Class
Issued	186		48		3
Reinvested	1		3		2
Redeemed	—		(5)		—

Change in Select Class Shares	187		46		5

(a)	Commencement of operations was February 28, 2011.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$37,288	$53,404	$19,776	$42,735
Dividends and distributions reinvested	460	1,815	2,661	1,646
Cost of shares redeemed	(31,221)	(49,059)	(22,010)	(36,428)
Redemption fees	2	4	2	6

Change in net assets from Class A capital transactions	$6,529	$6,164	$429	$7,959

Class B
Proceeds from shares issued	$145	$388	$118	$276
Dividends and distributions reinvested	4	35	101	76
Cost of shares redeemed	(1,002)	(1,539)	(1,104)	(2,397)
Redemption fees	— (a)	— (a)	— (a)	— (a)

Change in net assets from Class B capital transactions	$(853)	$(1,116)	$(885)	$(2,045)

Class C
Proceeds from shares issued	$2,786	$4,773	$4,531	$6,868
Dividends and distributions reinvested	27	142	272	173
Cost of shares redeemed	(3,145)	(6,232)	(4,115)	(5,881)
Redemption fees	— (a)	1	— (a)	1

Change in net assets from Class C capital transactions	$(332)	$(1,316)	$688	$1,161

Class R2
Proceeds from shares issued	$— (a)	$— (a)	$34	$55
Dividends and distributions reinvested	— (a)	1	1	1
Cost of shares redeemed	—	—	(40)	(57)
Redemption fees	— (a)	— (a)	— (a)	— (a)

Change in net assets from Class R2 capital transactions	$— (a)	$1	$(5)	$(1)

Class R5
Proceeds from shares issued	$35,178	$92,066	$—	$—
Dividends and distributions reinvested	534	3,141	—	—
Cost of shares redeemed	(250,050)	(16,242)	—	—
Redemption fees	1	6	—	—

Change in net assets from Class R5 capital transactions	$(214,337)	$78,971	$—	$—

Class R6 (b)
Proceeds from shares issued	$301,500	$—	$—	$—
Dividends and distributions reinvested	1,106	—	—	—
Cost of shares redeemed	(17,478)	—	—	—
Redemption fees	5	—	—	—

Change in net assets from Class R6 capital transactions	$285,133	$—	$—	$—

Select Class
Proceeds from shares issued	$35,372	$61,653	$84,096	$117,431
Dividends and distributions reinvested	639	2,244	2,114	681
Cost of shares redeemed	(68,315)	(99,156)	(53,651)	(392,764)
Redemption fees	4	9	9	29

Change in net assets from Select Class capital transactions	$(32,300)	$(35,250)	$32,568	$(274,623)

Total change in net assets from capital transactions	$43,840	$47,454	$32,795	$(267,549)

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	2,677	4,228	1,025	2,380
Reinvested	33	158	144	91
Redeemed	(2,246)	(3,888)	(1,150)	(2,066)

Change in Class A Shares	464	498	19	405

Class B
Issued	11	31	7	17
Reinvested	— (a)	3	6	4
Redeemed	(74)	(127)	(62)	(146)

Change in Class B Shares	(63)	(93)	(49)	(125)

Class C
Issued	207	391	242	395
Reinvested	2	13	15	10
Redeemed	(236)	(522)	(220)	(354)

Change in Class C Shares	(27)	(118)	37	51

Class R2
Issued	—	—	2	3
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	—	—	(2)	(3)

Change in Class R2 Shares	— (a)	— (a)	— (a)	— (a)

Class R5
Issued	2,590	7,273	—	—
Reinvested	39	265	—	—
Redeemed	(18,023)	(1,259)	—	—

Change in Class R5 Shares	(15,394)	6,279	—	—

Class R6 (b)
Issued	21,570	—	—	—
Reinvested	78	—	—	—
Redeemed	(1,155)	—	—	—

Change in Class R6 Shares	20,493	—	—	—

Select Class
Issued	2,509	4,820	4,336	6,652
Reinvested	45	190	114	37
Redeemed	(4,828)	(8,133)	(2,774)	(22,658)

Change in Select Class Shares	(2,274)	(3,123)	1,676	(15,969)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010 for International Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,384	$6,352	$48,474	$58,999
Dividends and distributions reinvested	351	355	3,776	2,371
Cost of shares redeemed	(4,033)	(7,711)	(39,440)	(63,715)
Redemption fees	— (a)	— (a)	2	3

Change in net assets from Class A capital transactions	$(298)	$(1,004)	$12,812	$(2,342)

Class B
Proceeds from shares issued	$162	$479	$182	$148
Dividends and distributions reinvested	14	39	101	89
Cost of shares redeemed	(239)	(1,352)	(1,101)	(1,813)
Redemption fees	— (a)	— (a)	— (a)	— (a)

Change in net assets from Class B capital transactions	$(63)	$(834)	$(818)	$(1,576)

Class C
Proceeds from shares issued	$173	$520	$2,681	$3,844
Dividends and distributions reinvested	13	13	302	186
Cost of shares redeemed	(235)	(367)	(3,530)	(3,957)
Redemption fees	— (a)	— (a)	— (a)	— (a)

Change in net assets from Class C capital transactions	$(49)	$166	$(547)	$73

Class R2
Proceeds from shares issued	$—	$—	$631	$859
Dividends and distributions reinvested	—	—	11	2
Cost of shares redeemed	—	—	(752)	(464)
Redemption fees	—	—	— (a)	— (a)

Change in net assets from Class R2 capital transactions	$—	$—	$(110)	$397

Class R6 (b)
Proceeds from shares issued	$325,811	$—	$50	$—
Dividends and distributions reinvested	1	—	2	—
Cost of shares redeemed	(18,438)	—	—	—
Redemption fees	— (a)	—	— (a)	—

Change in net assets from Class R6 capital transactions	$307,374	$—	$52	$—

Institutional Class
Proceeds from shares issued	$31,430	$104,249	$184,776	$294,459
Dividends and distributions reinvested	6,602	3,546	10,471	3,023
Cost of shares redeemed	(272,405)	(19,076)	(90,548)	(233,179)
Redemption fees	— (a)	4	6	8

Change in net assets from Institutional Class capital transactions	$(234,373)	$88,723	$104,705	$64,311

Select Class
Proceeds from shares issued	$7,686	$4,689	$503,430	$550,466
Dividends and distributions reinvested	474	384	2,710	1,759
Cost of shares redeemed	(4,781)	(5,572)	(160,941)	(763,471)
Redemption fees	— (a)	1	13	20

Change in net assets from Select Class capital transactions	$3,379	$(498)	$345,212	$(211,226)

Total change in net assets from capital transactions	$75,970	$86,553	$461,306	$(150,363)

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	International Opportunities Fund		International Value Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	251	519	3,554	4,805
Reinvested	27	29	290	192
Redeemed	(298)	(633)	(2,914)	(5,246)

Change in Class A Shares	(20)	(85)	930	(249)

Class B
Issued	12	38	13	12
Reinvested	1	3	8	7
Redeemed	(17)	(112)	(82)	(153)

Change in Class B Shares	(4)	(71)	(61)	(134)

Class C
Issued	13	42	202	317
Reinvested	1	1	24	16
Redeemed	(18)	(31)	(266)	(335)

Change in Class C Shares	(4)	12	(40)	(2)

Class R2
Issued	—	—	47	67
Reinvested	—	—	1	— (a)
Redeemed	—	—	(54)	(37)

Change in Class R2 Shares	—	—	(6)	30

Class R6 (b)
Issued	24,111	—	4	—
Reinvested	— (a)	—	— (a)	—
Redeemed	(1,266)	—	—	—

Change in Class R6 Shares	22,845	—	4	—

Institutional Class
Issued	2,354	8,434	13,310	23,378
Reinvested	499	285	793	241
Redeemed	(20,155)	(1,517)	(6,557)	(20,449)

Change in Institutional Class Shares	(17,302)	7,202	7,546	3,170

Select Class
Issued	564	382	36,240	44,547
Reinvested	36	31	206	141
Redeemed	(351)	(464)	(11,697)	(66,104)

Change in Select Class Shares	249	(51)	24,749	(21,416)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid International Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$24,733	$20,658
Dividends and distributions reinvested	490	436
Cost of shares redeemed	(6,302)	(23,179)
Redemption fees	— (a)	— (a)

Change in net assets from Class A capital transactions	$18,921	$(2,085)

Class C
Proceeds from shares issued	$122	$236
Dividends and distributions reinvested	10	13
Cost of shares redeemed	(247)	(394)
Redemption fees	— (a)	— (a)

Change in net assets from Class C capital transactions	$(115)	$(145)

Class R2
Proceeds from shares issued	$— (a)	$— (a)
Dividends and distributions reinvested	1	1
Redemption fees	— (a)	— (a)

Change in net assets from Class R2 capital transactions	$1	$1

Institutional Class
Proceeds from shares issued	$57,676	$37,640
Dividends and distributions reinvested	1,682	664
Cost of shares redeemed	(7,122)	(62,299)
Redemption fees	1	1

Change in net assets from Institutional Class capital transactions	$52,237	$(23,994)

Select Class
Proceeds from shares issued	$771	$7,296
Dividends and distributions reinvested	16	61
Cost of shares redeemed	(11,605)	(321,984)
Redemption fees	— (a)	1

Change in net assets from Select Class capital transactions	$(10,818)	$(314,626)

Total change in net assets from capital transactions	$60,226	$(340,849)

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Intrepid International Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	1,441	1,352
Reinvested	29	29
Redeemed	(364)	(1,505)

Change in Class A Shares	1,106	(124)

Class C
Issued	7	16
Reinvested	1	1
Redeemed	(15)	(26)

Change in Class C Shares	(7)	(9)

Class R2
Reinvested	— (a)	— (a)

Change in Class R2 Shares	— (a)	— (a)

Institutional Class
Issued	3,304	2,453
Reinvested	99	43
Redeemed	(392)	(4,002)

Change in Institutional Class Shares	3,011	(1,506)

Select Class
Issued	44	460
Reinvested	1	4
Redeemed	(661)	(20,518)

Change in Select Class Shares	(616)	(20,054)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$13.91	$0.17	(e)	$1.67	$1.84	$(0.02)	$—	(f)
Year Ended October 31, 2010	10.47	0.11	(e)	3.60	3.71	(0.27)	—
Year Ended October 31, 2009	7.14	0.18		3.42	3.60	(0.27)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.20		(8.06)	(7.86)	—	—

Class C
Six Months Ended April 30, 2011 (Unaudited)	13.87	0.04	(e)	1.77	1.81	—	—	(f)
Year Ended October 31, 2010	10.46	0.05	(e)	3.59	3.64	(0.23)	—
Year Ended October 31, 2009	7.11	0.14		3.43	3.57	(0.22)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.16		(8.05)	(7.89)	—	—

Class R5
Six Months Ended April 30, 2011 (Unaudited)	13.93	0.15	(e)	1.73	1.88	(0.05)	—	(f)
Year Ended October 31, 2010	10.48	0.17	(e)	3.59	3.76	(0.31)	—
Year Ended October 31, 2009	7.16	0.22		3.41	3.63	(0.31)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.24		(8.08)	(7.84)	—	—

Select Class
Six Months Ended April 30, 2011 (Unaudited)	13.92	0.10	(e)	1.76	1.86	(0.04)	—	(f)
Year Ended October 31, 2010	10.48	0.14	(e)	3.59	3.73	(0.29)	—
Year Ended October 31, 2009	7.15	0.20		3.42	3.62	(0.29)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.23		(8.08)	(7.85)	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Includes interest expense of 0.01%.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$15.73	13.24%	$1,129	1.79%		2.31%	1.86%		35%
13.91	36.12	49	1.85		0.96	3.99		156
10.47	52.59	36	1.85		2.27	5.59		141
7.14	(52.40)	24	1.86	(h)	2.37	5.30	(i)	110

15.68	13.05	78	2.30		0.50	2.42		35
13.87	35.33	49	2.35		0.46	4.49		156
10.46	51.98	36	2.35		1.77	6.08		141
7.11	(52.60)	24	2.36	(h)	1.86	5.81	(i)	110

15.76	13.52	191,085	1.34		2.07	1.38		35
13.93	36.66	50	1.40		1.41	3.54		156
10.48	53.31	37	1.40		2.72	5.13		141
7.16	(52.27)	24	1.41	(h)	2.82	4.86	(i)	110

15.74	13.40	70,628	1.55		1.37	1.63		35
13.92	36.35	7,313	1.60		1.21	3.74		156
10.48	53.07	5,360	1.60		2.52	5.33		141
7.15	(52.33)	3,503	1.61	(h)	2.62	5.05	(i)	110

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$23.45	$(0.02	)(e)	$1.45	$1.43	$(0.09)	$—	(f)
Year Ended October 31, 2010	18.79	(0.01	)(e)	4.71	4.70	(0.04)	—	(f)
Year Ended October 31, 2009	12.66	0.07	(e)	6.31	6.38	(0.25)	—	(f)
Year Ended October 31, 2008	26.19	0.27		(13.78)	(13.51)	(0.02)	—	(f)
Year Ended October 31, 2007	16.42	0.02	(e)	9.80	9.82	(0.05)	—	(f)
Year Ended October 31, 2006	12.23	0.05	(e)	4.16	4.21	(0.02)	—	(f)

Class B
Six Months Ended April 30, 2011 (Unaudited)	23.15	(0.09	)(e)	1.44	1.35	—	—	(f)
Year Ended October 31, 2010	18.60	(0.12	)(e)	4.67	4.55	—	—	(f)
Year Ended October 31, 2009	12.46	—	(e)(f)	6.25	6.25	(0.11)	—	(f)
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.71	9.63	—	—	(f)
Year Ended October 31, 2006	12.14	(0.02	)(e)	4.14	4.12	—	—	(f)

Class C
Six Months Ended April 30, 2011 (Unaudited)	23.01	(0.08	)(e)	1.42	1.34	(0.02)	—	(f)
Year Ended October 31, 2010	18.49	(0.11	)(e)	4.63	4.52	—	—	(f)
Year Ended October 31, 2009	12.42	(0.01	)(e)	6.23	6.22	(0.15)	—	(f)
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(f)
Year Ended October 31, 2007	16.26	(0.08	)(e)	9.68	9.60	(0.06)	—	(f)
February 28, 2006 (g) through October 31, 2006	15.21	(0.05	)(e)	1.10	1.05	—	—	(f)

Institutional Class
Six Months Ended April 30, 2011 (Unaudited)	24.04	0.02	(e)	1.49	1.51	(0.14)	—	(f)
Year Ended October 31, 2010	19.23	0.08	(e)	4.82	4.90	(0.09)	—	(f)
Year Ended October 31, 2009	12.97	0.14	(e)	6.45	6.59	(0.33)	—	(f)
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(f)
Year Ended October 31, 2007	16.79	0.11	(e)	10.01	10.12	(0.11)	—	(f)
Year Ended October 31, 2006	12.47	0.12	(e)	4.25	4.37	(0.05)	—	(f)

Select Class
Six Months Ended April 30, 2011 (Unaudited)	23.80	0.01	(e)	1.47	1.48	(0.13)	—	(f)
Year Ended October 31, 2010	19.04	0.05	(e)	4.77	4.82	(0.06)	—	(f)
Year Ended October 31, 2009	12.84	0.11	(e)	6.39	6.50	(0.30)	—	(f)
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(f)
Year Ended October 31, 2007	16.62	0.07	(e)	9.94	10.01	(0.09)	—	(f)
Year Ended October 31, 2006	12.36	0.09	(e)	4.21	4.30	(0.04)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$24.79	6.10%	$329,673	1.74%	(0.17)%	1.75%	5%
23.45	25.08	253,037	1.82	(0.03)	1.83	14
18.79	51.49	121,638	1.85	0.45	1.85	10
12.66	(51.62)	32,192	1.82	1.17	1.82	19
26.19	59.98	62,409	1.82	0.11	1.82	26
16.42	34.50	25,722	1.88	0.36	1.88	4

24.50	5.83	10,257	2.24	(0.76)	2.25	5
23.15	24.46	10,812	2.31	(0.58)	2.32	14
18.60	50.70	10,535	2.36	(0.02)	2.37	10
12.46	(51.87)	7,124	2.32	0.67	2.32	19
25.89	59.23	15,402	2.32	(0.40)	2.32	26
16.26	33.94	8,812	2.37	(0.14)	2.38	4

24.33	5.83	51,739	2.24	(0.69)	2.25	5
23.01	24.45	40,757	2.32	(0.52)	2.33	14
18.49	50.72	19,803	2.35	(0.06)	2.35	10
12.42	(51.86)	5,030	2.32	0.68	2.32	19
25.80	59.17	9,519	2.32	(0.38)	2.32	26
16.26	6.90	1,903	2.45	(0.48)	2.46	4

25.41	6.32	598,256	1.34	0.17	1.35	5
24.04	25.55	513,904	1.40	0.37	1.43	14
19.23	52.20	325,849	1.43	0.93	1.46	10
12.97	(51.44)	108,836	1.42	1.52	1.42	19
26.80	60.59	193,867	1.42	0.51	1.42	26
16.79	35.14	92,060	1.43	0.77	1.47	4

25.15	6.24	1,132,552	1.49	0.06	1.50	5
23.80	25.38	925,631	1.57	0.23	1.58	14
19.04	51.88	330,903	1.61	0.73	1.62	10
12.84	(51.53)	188,893	1.57	1.43	1.57	19
26.54	60.45	341,701	1.57	0.34	1.57	26
16.62	34.85	263,684	1.62	0.60	1.62	4

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Global Equity Income
Class A
February 28, 2011 (e) through April 30, 2011	$15.00	$0.10	(f)	$0.45	$0.55	$(0.05)

Class C
February 28, 2011 (e) through April 30, 2011	15.00	0.09	(f)	0.45	0.54	(0.04)

Class R2
February 28, 2011 (e) through April 30, 2011	15.00	0.10	(f)	0.44	0.54	(0.04)

Class R5
February 28, 2011 (e) through April 30, 2011	15.00	0.12	(f)	0.44	0.56	(0.05)

Select Class
February 28, 2011 (e) through April 30, 2011	15.00	0.11	(f)	0.45	0.56	(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$15.50	3.64%	$52	1.23	%(h)	4.21	%(h)	11.14	%(g)(h)	14%

15.50	3.60	52	1.72	(h)	3.71	(h)	11.47	(g)(h)	14

15.50	3.62	52	1.47	(h)	3.96	(h)	11.30	(g)(h)	14

15.51	3.74	52	0.79	(h)	4.65	(h)	10.83	(g)(h)	14

15.51	3.73	2,905	0.98	(h)	4.45	(h)	10.97	(g)(h)	14

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Global Focus Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$14.05	$0.07	(e)	$1.63	$1.70	$(0.25)	$—	$(0.25)	$—	(f)
Year Ended October 31, 2010	11.59	0.06		2.51	2.57	(0.11)	—	(0.11)	—
Year Ended October 31, 2009	8.22	0.08		3.42	3.50	(0.13)	—	(0.13)	—
Year Ended October 31, 2008	16.56	0.12		(8.07)	(7.95)	(0.02)	(0.37)	(0.39)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.07		1.49	1.56	—	—	—	—

Class C
Six Months Ended April 30, 2011 (Unaudited)	13.98	0.02	(e)	1.64	1.66	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2010	11.55	0.01		2.48	2.49	(0.06)	—	(0.06)	—
Year Ended October 31, 2009	8.17	0.04		3.41	3.45	(0.07)	—	(0.07)	—
Year Ended October 31, 2008	16.51	0.06		(8.03)	(7.97)	—	(0.37)	(0.37)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.03		1.48	1.51	—	—	—	—

Class R5
Six Months Ended April 30, 2011 (Unaudited)	14.08	0.06	(e)	1.66	1.72	(0.27)	—	(0.27)	—	(f)
Year Ended October 31, 2010	11.61	0.13		2.49	2.62	(0.15)	—	(0.15)	—
Year Ended October 31, 2009	8.25	0.12		3.42	3.54	(0.18)	—	(0.18)	—
Year Ended October 31, 2008	16.60	0.18		(8.08)	(7.90)	(0.08)	(0.37)	(0.45)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.11		1.49	1.60	—	—	—	—

Select Class
Six Months Ended April 30, 2011 (Unaudited)	14.07	0.05	(e)	1.66	1.71	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2010	11.60	0.11		2.49	2.60	(0.13)	—	(0.13)	—
Year Ended October 31, 2009	8.24	0.10		3.41	3.51	(0.15)	—	(0.15)	—
Year Ended October 31, 2008	16.58	0.16		(8.08)	(7.92)	(0.05)	(0.37)	(0.42)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.10		1.48	1.58	—	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$15.50	12.24%	$2,301	1.45%	0.96%	5.88	%(g)	51%
14.05	22.26	293	1.45	0.57	9.89		97
11.59	43.34	161	1.45	0.87	10.11		119
8.22	(49.02)	112	1.45	0.97	6.94		264
16.56	10.40	221	1.45	0.80	11.93		135

15.47	11.97	485	1.95	0.27	7.19	(g)	51
13.98	21.59	214	1.95	0.09	10.10		97
11.55	42.63	159	1.95	0.37	10.61		119
8.17	(49.26)	112	1.95	0.47	7.44		264
16.51	10.07	220	1.95	0.30	12.43		135

15.53	12.43	113	1.00	0.90	6.71	(g)	51
14.08	22.75	100	1.00	1.04	9.15		97
11.61	44.06	82	1.00	1.32	9.65		119
8.25	(48.79)	57	1.00	1.42	6.48		264
16.60	10.67	111	1.00	1.25	11.48		135

15.53	12.31	3,513	1.20	0.72	6.85	(g)	51
14.07	22.57	2,536	1.20	0.84	9.36		97
11.60	43.67	2,030	1.20	1.12	9.86		119
8.24	(48.86)	1,412	1.20	1.22	6.69		264
16.58	10.53	2,764	1.20	1.05	11.68		135

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$13.40	$0.10	(e)	$1.55		$1.65	$(0.05)	$—	$(0.05)	$—	(f)
Year Ended October 31, 2010	12.33	0.18	(e)	1.07		1.25	(0.18)	—	(0.18)	—	(f)
Year Ended October 31, 2009	18.28	0.20	(e)(g)	1.98	(g)	2.18	(0.20)	(7.93)	(8.13)	—	(f)
Year Ended October 31, 2008	42.57	0.67	(e)	(15.42)		(14.75)	(0.79)	(8.75)	(9.54)	—	(f)
Year Ended October 31, 2007	37.52	0.47	(e)	6.72		7.19	(0.52)	(1.62)	(2.14)	—	(f)
Year Ended October 31, 2006	30.82	0.38	(e)	7.29		7.67	(0.44)	(0.53)	(0.97)	—	(f)
Class B
Six Months Ended April 30, 2011 (Unaudited)	13.00	0.06	(e)	1.50		1.56	(0.02)	—	(0.02)	—	(f)
Year Ended October 31, 2010	11.97	0.11	(e)	1.04		1.15	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	18.01	0.14	(e)(g)	1.92	(g)	2.06	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	42.13	0.50	(e)	(15.21)		(14.71)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.26	0.25	(e)	6.65		6.90	(0.41)	(1.62)	(2.03)	—	(f)
Year Ended October 31, 2006	30.65	0.17	(e)	7.25		7.42	(0.28)	(0.53)	(0.81)	—	(f)
Class C
Six Months Ended April 30, 2011 (Unaudited)	12.85	0.07	(e)	1.48		1.55	(0.02)	—	(0.02)	—	(f)
Year Ended October 31, 2010	11.85	0.11	(e)	1.01		1.12	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	17.92	0.14	(e)(g)	1.89	(g)	2.03	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	41.95	0.50	(e)	(15.12)		(14.62)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.11	0.25	(e)	6.63		6.88	(0.42)	(1.62)	(2.04)	—	(f)
Year Ended October 31, 2006	30.57	0.20	(e)	7.19		7.39	(0.32)	(0.53)	(0.85)	—	(f)
Class R2
Six Months Ended April 30, 2011 (Unaudited)	13.37	0.09	(e)	1.54		1.63	(0.03)	—	(0.03)	—	(f)
Year Ended October 31, 2010	12.31	0.15	(e)	1.06		1.21	(0.15)	—	(0.15)	—	(f)
November 3, 2008 (k) through October 31, 2009	18.29	0.18	(e)(g)	1.96	(g)	2.14	(0.19)	(7.93)	(8.12)	—	(f)
Class R5
Six Months Ended April 30, 2011 (Unaudited)	13.55	0.11	(e)	1.60		1.71	(0.08)	—	(0.08)	—	(f)
Year Ended October 31, 2010	12.47	0.23	(e)	1.09		1.32	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2009	18.38	0.25	(e)(g)	2.01	(g)	2.26	(0.24)	(7.93)	(8.17)	—	(f)
Year Ended October 31, 2008	42.72	0.80	(e)	(15.49)		(14.69)	(0.90)	(8.75)	(9.65)	—	(f)
Year Ended October 31, 2007	37.63	0.66	(e)	6.72		7.38	(0.67)	(1.62)	(2.29)	—	(f)
May 15, 2006 (k) through October 31, 2006	37.07	0.14	(e)	0.82		0.96	(0.40)	—	(0.40)	—	(f)
Class R6
November 30, 2010 (k) through April 30, 2011	12.85	0.15	(e)	2.25		2.40	(0.08)	—	(0.08)	—	(f)
Select Class
Six Months Ended April 30, 2011 (Unaudited)	13.56	0.11	(e)	1.57		1.68	(0.06)	—	(0.06)	—	(f)
Year Ended October 31, 2010	12.47	0.22	(e)	1.08		1.30	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	18.38	0.24	(e)(g)	2.00	(g)	2.24	(0.22)	(7.93)	(8.15)	—	(f)
Year Ended October 31, 2008	42.72	0.65	(e)	(15.41)		(14.76)	(0.83)	(8.75)	(9.58)	—	(f)
Year Ended October 31, 2007	37.63	0.56	(e)	6.74		7.30	(0.59)	(1.62)	(2.21)	—	(f)
Year Ended October 31, 2006	30.90	0.51	(e)	7.27		7.78	(0.52)	(0.53)	(1.05)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.88, $1.95 and $2.00 and the total return would have been 26.65%, 26.85% and 27.82% for Class C, Class R2 and Class R5 Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares. The impact on net realized and unrealized gains (losses) on investments per share and total return was less than $0.01 and 0.01%, respectively, for Class A, Class B and Select Class Shares.
(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(i)	Includes interest expense of 0.04%
(j)	Includes interest expense of 0.01%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.00	12.31%		$153,764	1.30%		1.51%		1.54%	10%
13.40	10.42		131,125	1.31		1.44		1.54	15
12.33	27.39	(g)	114,557	1.31		1.90	(g)	1.62	14
18.28	(43.95	)(h)	87,531	1.35	(i)	2.33		1.64	13
42.57	19.93		181,682	1.32	(j)	1.20		1.51	14
37.52	25.32		140,985	1.31		1.08		1.49	22

14.54	12.02		4,170	1.81		0.92		2.04	10
13.00	9.82		4,543	1.86		0.89		2.04	15
11.97	26.72	(g)	5,303	1.87		1.44	(g)	2.12	14
18.01	(44.27	)(h)	5,225	1.91		1.74		2.14	13
42.13	19.25		13,236	1.87		0.64		2.00	14
37.26	24.57		11,734	1.92		0.50		1.99	22

14.38	12.10		25,753	1.81		0.99		2.04	10
12.85	9.69		23,370	1.86		0.88		2.04	15
11.85	26.76	(g)	22,934	1.87		1.46	(g)	2.12	14
17.92	(44.24	)(h)	24,300	1.91		1.74		2.14	13
41.95	19.25		61,023	1.87		0.65		2.01	14
37.11	24.57		46,106	1.91		0.57		1.99	22

14.97	12.21		78	1.55		1.24		1.79	10
13.37	10.07		70	1.56		1.17		1.79	15
12.31	26.95	(g)	64	1.56		1.76	(g)	1.85	14

15.18	12.64		37,514	0.86		1.58		1.09	10
13.55	10.86		242,131	0.86		1.86		1.10	15
12.47	27.92	(g)	144,494	0.86		2.39	(g)	1.16	14
18.38	(43.70	)(h)	86,640	0.90	(i)	2.86		1.19	13
42.72	20.45		76,309	0.87	(j)	1.67		1.06	14
37.63	2.67		30,533	0.86		0.82		1.07	22

15.17	18.72		310,857	0.81		2.56		1.03	10

15.18	12.45		235,466	1.05		1.57		1.29	10
13.56	10.72		241,123	1.06		1.74		1.29	15
12.47	27.73	(g)	260,814	1.06		2.28	(g)	1.37	14
18.38	(43.82	)(h)	277,313	1.10	(i)	2.10		1.37	13
42.72	20.21		3,202,097	1.07	(j)	1.42		1.25	14
37.63	25.66		4,098,105	1.06		1.46		1.24	22

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Index Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$19.03	$0.14	(e)	$2.07	(h)	$2.21	$(0.44)	$—	$(0.44)	$—	(g)
Year Ended October 31, 2010	17.89	0.33	(e)	1.10	(h)	1.43	(0.29)	—	(0.29)	—	(g)
Year Ended October 31, 2009	16.27	0.36	(e)(i)	3.52	(i)	3.88	(0.70)	(1.56)	(2.26)	—	(g)
Year Ended October 31, 2008	33.43	0.78		(15.70)		(14.92)	(0.58)	(1.66)	(2.24)	—	(g)
Year Ended October 31, 2007	26.63	0.50	(e)	7.00		7.50	(0.54)	(0.16)	(0.70)	—	(g)
July 1, 2006 through October 31, 2006 (k)	24.55	0.06		2.02		2.08	—	—	—	—
Year Ended June 30, 2006	19.57	0.43	(e)	4.90		5.33	(0.35)	—	(0.35)	—	(g)
Class B
Six Months Ended April 30, 2011 (Unaudited)	17.57	0.06	(e)	1.92	(h)	1.98	(0.30)	—	(0.30)	—	(g)
Year Ended October 31, 2010	16.54	0.18	(e)	1.02	(h)	1.20	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2009	15.13	0.24	(e)(i)	3.25	(i)	3.49	(0.52)	(1.56)	(2.08)	—	(g)
Year Ended October 31, 2008	31.25	0.55		(14.64)		(14.09)	(0.37)	(1.66)	(2.03)	—	(g)
Year Ended October 31, 2007	24.93	0.29	(e)	6.55		6.84	(0.36)	(0.16)	(0.52)	—	(g)
July 1, 2006 through October 31, 2006 (k)	23.04	0.02		1.87		1.89	—	—	—	—
Year Ended June 30, 2006	18.42	0.25	(e)	4.62		4.87	(0.25)	—	(0.25)	—
Class C
Six Months Ended April 30, 2011 (Unaudited)	18.41	0.07	(e)	2.01	(h)	2.08	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2010	17.35	0.20	(e)	1.06	(h)	1.26	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2009	15.78	0.24	(e)(i)	3.41	(i)	3.65	(0.52)	(1.56)	(2.08)	—	(g)
Year Ended October 31, 2008	32.52	0.57		(15.24)		(14.67)	(0.41)	(1.66)	(2.07)	—	(g)
Year Ended October 31, 2007	25.94	0.30	(e)	6.81		7.11	(0.37)	(0.16)	(0.53)	—	(g)
July 1, 2006 through October 31, 2006 (k)	23.97	0.01		1.96		1.97	—	—	—	—
Year Ended June 30, 2006	19.12	0.24	(e)	4.81		5.05	(0.20)	—	(0.20)	—	(g)
Class R2
Six Months Ended April 30, 2011 (Unaudited)	18.86	0.12	(e)	2.04	(h)	2.16	(0.40)	—	(0.40)	—	(g)
Year Ended October 31, 2010	17.76	0.28	(e)	1.10	(h)	1.38	(0.28)	—	(0.28)	—	(g)
November 3, 2008 (m) through October 31, 2009	16.32	0.27	(e)(i)	3.48	(i)	3.75	(0.75)	(1.56)	(2.31)	—	(g)
Select Class
Six Months Ended April 30, 2011 (Unaudited)	19.17	0.17	(e)	2.08	(h)	2.25	(0.49)	—	(0.49)	—	(g)
Year Ended October 31, 2010	18.01	0.37	(e)	1.12	(h)	1.49	(0.33)	—	(0.33)	—	(g)
Year Ended October 31, 2009	16.39	0.42	(e)(i)	3.51	(i)	3.93	(0.75)	(1.56)	(2.31)	—	(g)
Year Ended October 31, 2008	33.65	0.80		(15.75)		(14.95)	(0.65)	(1.66)	(2.31)	—	(g)
Year Ended October 31, 2007	26.79	0.59	(e)	7.02		7.61	(0.59)	(0.16)	(0.75)	—	(g)
July 1, 2006 through October 31, 2006 (k)	24.67	0.10		2.02		2.12	—	—	—	—
Year Ended June 30, 2006	19.65	0.46	(e)	4.95		5.41	(0.39)	—	(0.39)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.
(i)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.48, $3.22, $3.38, $3.45 and $3.48 and the total return would have been 27.45%, 26.55%, 26.52%, 26.75% and 27.81% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively, for Class A, Class B, Class C, Class R2 and Select Class Shares.
(j)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(k)	The Fund changed its fiscal year end from June 30 to October 31.
(l)	Amount rounds to less than 1%.
(m)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$20.80	11.92	%(h)	$136,095	1.07%	1.51%		1.35%	17%
19.03	8.09	(h)	124,178	1.07	1.89		1.34	39
17.89	27.74	(i)	109,441	1.07	2.40	(i)	1.37	37
16.27	(47.49	)(j)	82,272	1.07	2.97		1.27	18
33.43	28.72		139,828	1.07	1.72		1.28	15
26.63	8.47		91,809	1.07	0.86		1.28	—	(l)
24.55	27.41		82,186	1.07	1.87		1.29	12

19.25	11.49	(h)	6,175	1.80	0.73		1.85	17
17.57	7.32	(h)	6,503	1.80	1.11		1.83	39
16.54	26.78	(i)	8,179	1.80	1.72	(i)	1.87	37
15.13	(47.88	)(j)	8,547	1.77	2.18		1.77	18
31.25	27.87		21,693	1.77	1.03		1.77	15
24.93	8.20		20,192	1.77	0.16		1.78	—	(l)
23.04	26.54		20,317	1.78	1.17		1.79	12

20.18	11.53	(h)	20,632	1.80	0.80		1.85	17
18.41	7.34	(h)	18,148	1.80	1.19		1.83	39
17.35	26.74	(i)	16,231	1.80	1.63	(i)	1.87	37
15.78	(47.85	)(j)	10,639	1.77	2.16		1.77	18
32.52	27.83		23,567	1.78	1.03		1.78	15
25.94	8.22		13,871	1.77	0.16		1.78	—	(l)
23.97	26.48		12,718	1.78	1.08		1.79	12

20.62	11.74	(h)	270	1.32	1.23		1.60	17
18.86	7.88	(h)	251	1.32	1.62		1.59	39
17.76	26.96	(i)	234	1.32	1.77	(i)	1.62	37

20.93	12.04	(h)	598,937	0.82	1.79		1.10	17
19.17	8.37	(h)	516,537	0.82	2.08		1.08	39
18.01	28.02	(i)	772,784	0.82	2.76	(i)	1.12	37
16.39	(47.35	)(j)	714,939	0.82	3.09		1.02	18
33.65	29.02		1,584,921	0.82	1.97		1.03	15
26.79	8.59		1,243,966	0.82	1.12		1.03	—	(l)
24.67	27.74		1,170,044	0.82	1.99		1.04	12

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$13.20	$0.11	(e)	$1.45		$1.56	$(0.31)	$—	(f)
Year Ended October 31, 2010	12.10	0.15	(e)	1.24		1.39	(0.29)	—	(f)
Year Ended October 31, 2009	9.95	0.19	(e)(g)	2.16	(g)	2.35	(0.20)	—	(f)
Year Ended October 31, 2008	18.40	0.30	(e)	(8.48)		(8.18)	(0.27)	—	(f)
Year Ended October 31, 2007	15.00	0.26	(e)	3.31		3.57	(0.17)	—	(f)
Year Ended October 31, 2006	11.62	0.15	(e)	3.40		3.55	(0.17)	—	(f)

Class B
Six Months Ended April 30, 2011 (Unaudited)	13.09	0.08	(e)	1.45		1.53	(0.21)	—	(f)
Year Ended October 31, 2010	12.03	0.08	(e)	1.23		1.31	(0.25)	—	(f)
Year Ended October 31, 2009	9.83	0.14	(e)(g)	2.16	(g)	2.30	(0.10)	—	(f)
Year Ended October 31, 2008	18.20	0.23	(e)	(8.39)		(8.16)	(0.21)	—	(f)
Year Ended October 31, 2007	14.86	0.18	(e)	3.27		3.45	(0.11)	—	(f)
Year Ended October 31, 2006	11.53	0.09	(e)	3.36		3.45	(0.12)	—	(f)

Class C
Six Months Ended April 30, 2011 (Unaudited)	12.84	0.07	(e)	1.43		1.50	(0.27)	—	(f)
Year Ended October 31, 2010	11.82	0.09	(e)	1.20		1.29	(0.27)	—	(f)
Year Ended October 31, 2009	9.77	0.13	(e)(g)	2.11	(g)	2.24	(0.19)	—	(f)
Year Ended October 31, 2008	18.21	0.23	(e)	(8.35)		(8.12)	(0.32)	—	(f)
July 31, 2007 (h) through October 31, 2007	16.88	(0.03	)(e)	1.36		1.33	—	—	(f)

Class R6
November 30, 2010 (h) through April 30, 2011	12.78	0.15	(e)	2.11		2.26	(0.37)	—	(f)

Institutional Class
Six Months Ended April 30, 2011 (Unaudited)	13.42	0.11	(e)	1.50		1.61	(0.36)	—	(f)
Year Ended October 31, 2010	12.29	0.22	(e)	1.24		1.46	(0.33)	—	(f)
Year Ended October 31, 2009	10.13	0.25	(e)(g)	2.18	(g)	2.43	(0.27)	—	(f)
Year Ended October 31, 2008	18.72	0.38	(e)	(8.62)		(8.24)	(0.35)	—	(f)
Year Ended October 31, 2007	15.25	0.34	(e)	3.37		3.71	(0.24)	—	(f)
Year Ended October 31, 2006	11.82	0.19	(e)	3.48		3.67	(0.24)	—	(f)

Select Class
Six Months Ended April 30, 2011 (Unaudited)	13.37	0.14	(e)	1.45		1.59	(0.34)	—	(f)
Year Ended October 31, 2010	12.24	0.19	(e)	1.25		1.44	(0.31)	—	(f)
Year Ended October 31, 2009	10.07	0.22	(e)(g)	2.18	(g)	2.40	(0.23)	—	(f)
Year Ended October 31, 2008	18.60	0.34	(e)	(8.56)		(8.22)	(0.31)	—	(f)
Year Ended October 31, 2007	15.16	0.30	(e)	3.34		3.64	(0.20)	—	(f)
Year Ended October 31, 2006	11.75	0.17	(e)	3.46		3.63	(0.22)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.15, $2.14, $2.10, $2.17 and $2.17, the total return would have been 24.07%, 23.41%, 23.40%, 24.60% and 24.31% and the net investment income (loss) ratio would have been 1.83%, 1.33%, 1.19%, 1.19%, 2.40% and 2.11%, for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively. The net investment income (loss) per share would have been $0.12 for Class C Shares. The impact on net investment income (loss) per share was less than $0.01 for Class A, Class B, Institutional Class and Select Class Share.
(h)	Commencement of offering of class of shares.
(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.45	12.10%	$14,926	1.29%		1.62%		1.29%	46%
13.20	11.67	13,904	1.34		1.23		1.36	57
12.10	24.17 (g)	13,773	1.41		1.84	(g)	1.42	85
9.95	(45.06)	6,700	1.39		1.99		1.39	70
18.40	23.98	13,255	1.39		1.58		1.40	92
15.00	30.88	11,261	1.42		1.12		1.56	92

14.41	11.85	980	1.79		1.17		1.79	46
13.09	11.01	949	1.85		0.65		1.86	57
12.03	23.62 (g)	1,716	1.91		1.34	(g)	1.92	85
9.83	(45.31)	879	1.89		1.48		1.89	70
18.20	23.30	2,023	1.89		1.06		1.90	92
14.86	30.17	1,396	1.92		0.65		2.06	92

14.07	11.87	878	1.79		1.09		1.79	46
12.84	11.05	849	1.85		0.77		1.86	57
11.82	23.50 (g)	636	1.91		1.20	(g)	1.92	85
9.77	(45.31)	87	1.89		1.58		1.89	70
18.21	7.88	77	1.90		(0.69)		1.94	92

14.67	18.02	335,053	0.78		2.63		0.78	46

14.67	12.32	43,971	0.90		1.64		0.90	46
13.42	12.12	272,487	0.91		1.75		0.96	57
12.29	24.70 (g)	161,023	0.92		2.41	(g)	1.02	85
10.13	(44.77)	126,248	0.92		2.48		0.98	70
18.72	24.58	154,596	0.93	(i)	1.99		1.00	92
15.25	31.48	77,502	0.92		1.33		1.15	92

14.62	12.18	37,046	1.04		2.00		1.05	46
13.37	11.93	30,537	1.09		1.56		1.11	57
12.24	24.41 (g)	28,588	1.16		2.12	(g)	1.17	85
10.07	(44.87)	23,645	1.14		2.20		1.14	70
18.60	24.22	63,875	1.14		1.78		1.15	92
15.16	31.25	55,237	1.17		1.24		1.30	92

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Value Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$13.36	$0.13	(e)	$1.59	$1.72	$(0.42)	$—	$(0.42)	$—	(f)
Year Ended October 31, 2010	12.27	0.17	(e)	1.20	1.37	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2009	10.32	0.23	(e)	2.06	2.29	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2008	20.84	0.41	(e)	(9.73)	(9.32)	(0.22)	(0.98)	(1.20)	—	(f)
Year Ended October 31, 2007	16.65	0.29	(e)	4.10	4.39	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2006	12.59	0.41	(e)	3.81	4.22	(0.16)	—	(0.16)	—	(f)

Class B
Six Months Ended April 30, 2011 (Unaudited)	13.18	0.09	(e)	1.57	1.66	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2010	12.10	0.11	(e)	1.18	1.29	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	10.12	0.18	(e)	2.03	2.21	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2008	20.46	0.32	(e)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)	—	(f)
Year Ended October 31, 2007	16.37	0.19	(e)	4.03	4.22	(0.13)	—	(0.13)	—	(f)
Year Ended October 31, 2006	12.40	0.34	(e)	3.75	4.09	(0.12)	—	(0.12)	—	(f)

Class C
Six Months Ended April 30, 2011 (Unaudited)	13.01	0.09	(e)	1.55	1.64	(0.36)	—	(0.36)	—	(f)
Year Ended October 31, 2010	11.96	0.11	(e)	1.17	1.28	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2009	10.04	0.18	(e)	2.02	2.20	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2008	20.36	0.33	(e)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)	—	(f)
Year Ended October 31, 2007	16.37	0.20	(e)	4.01	4.21	(0.22)	—	(0.22)	—	(f)
July 11, 2006 (g) through October 31, 2006	15.06	—	(e)(f)	1.31	1.31	—	—	—	—	(f)

Class R2
Six Months Ended April 30, 2011 (Unaudited)	13.21	0.11	(e)	1.56	1.67	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	12.19	0.11	(e)	1.21	1.32	(0.30)	—	(0.30)	—	(f)
November 3, 2008 (g) through October 31, 2009	10.33	0.09	(e)	2.15	2.24	(0.38)	—	(0.38)	—	(f)

Class R6
November 30, 2010 (g) through April 30, 2011 (Unaudited)	12.72	0.13	(e)	2.51	2.64	(0.48)	—	(0.48)	—	(f)

Institutional Class
Six Months Ended April 30, 2011 (Unaudited)	13.59	0.16	(e)	1.60	1.76	(0.47)	—	(0.47)	—	(f)
Year Ended October 31, 2010	12.47	0.25	(e)	1.19	1.44	(0.32)	—	(0.32)	—	(f)
Year Ended October 31, 2009	10.47	0.28	(e)	2.10	2.38	(0.38)	—	(0.38)	—	(f)
Year Ended October 31, 2008	21.11	0.50	(e)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)	—	(f)
Year Ended October 31, 2007	16.83	0.34	(e)	4.17	4.51	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2006	12.70	0.42	(e)	3.91	4.33	(0.20)	—	(0.20)	—	(f)

Select Class
Six Months Ended April 30, 2011 (Unaudited)	13.50	0.15	(e)	1.59	1.74	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	12.40	0.23	(e)	1.18	1.41	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2009	10.42	0.25	(e)	2.10	2.35	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2008	21.01	0.47	(e)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)	—	(f)
Year Ended October 31, 2007	16.76	0.32	(e)	4.15	4.47	(0.22)	—	(0.22)	—	(f)
Year Ended October 31, 2006	12.65	0.40	(e)	3.89	4.29	(0.18)	—	(0.18)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.66	13.26%	$170,769	1.35%	1.88%	1.36%	32%
13.36	11.35	143,259	1.34	1.41	1.35	92
12.27	23.08	134,648	1.36	2.20	1.36	98
10.32	(47.12)	79,202	1.32	2.59	1.32	86
20.84	26.60	106,228	1.34	1.55	1.34	92
16.65	33.85	23,013	1.39	2.65	1.39	80

14.50	12.90	4,992	1.85	1.34	1.86	32
13.18	10.81	5,337	1.84	0.91	1.85	92
12.10	22.50	6,517	1.86	1.80	1.86	98
10.12	(47.40)	7,321	1.82	2.03	1.82	86
20.46	25.96	14,604	1.84	1.04	1.84	92
16.37	33.20	7,790	1.89	2.27	1.90	80

14.29	12.94	21,007	1.85	1.36	1.86	32
13.01	10.81	19,646	1.84	0.89	1.85	92
11.96	22.60	18,081	1.86	1.77	1.86	98
10.04	(47.43)	12,159	1.82	2.12	1.82	86
20.36	25.96	17,193	1.84	1.09	1.84	92
16.37	8.70	1,691	1.92	0.03	1.93	80

14.44	13.08	853	1.60	1.67	1.61	32
13.21	11.00	856	1.60	0.90	1.61	92
12.19	22.73	423	1.60	0.76	1.60	98

14.88	21.25	61	0.84	2.24	0.85	32

14.88	13.41	573,966	0.94	2.31	0.96	32
13.59	11.79	421,538	0.92	2.04	0.95	92
12.47	23.75	347,238	0.95	2.60	0.96	98
10.47	(46.94)	149,326	0.92	3.09	0.92	86
21.11	27.10	201,062	0.94	1.80	0.94	92
16.83	34.47	51,749	0.94	2.82	1.01	80

14.80	13.33	1,401,480	1.10	2.25	1.11	32
13.50	11.56	943,998	1.09	1.84	1.10	92
12.40	23.51	1,132,171	1.11	2.42	1.11	98
10.42	(47.00)	564,867	1.07	2.91	1.07	86
21.01	26.91	732,412	1.09	1.68	1.09	92
16.76	34.22	259,906	1.14	2.63	1.14	80

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid International Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$16.59	$0.10	(e)	$2.19	$2.29	$(0.24)	$—	$(0.24)	$—	(f)
Year Ended October 31, 2010	14.99	0.12	(e)	1.73	1.85	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2009	13.51	0.19	(e)	2.40	2.59	(1.11)	—	(1.11)	—	(f)
Year Ended October 31, 2008	27.57	0.49	(e)	(13.93)	(13.44)	(0.23)	(0.39)	(0.62)	—	(f)
Year Ended October 31, 2007	21.77	0.21	(e)	5.72	5.93	(0.13)	—	(0.13)	—	(f)
Year Ended October 31, 2006	17.24	0.24	(e)	4.46	4.70	(0.17)	—	(0.17)	—	(f)

Class C
Six Months Ended April 30, 2011 (Unaudited)	16.61	0.06	(e)	2.20	2.26	(0.14)	—	(0.14)	—	(f)
Year Ended October 31, 2010	14.99	0.05	(e)	1.73	1.78	(0.16)	—	(0.16)	—	(f)
Year Ended October 31, 2009	13.37	0.13	(e)	2.41	2.54	(0.92)	—	(0.92)	—	(f)
Year Ended October 31, 2008	27.33	0.38	(e)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)	—	(f)
Year Ended October 31, 2007	21.70	0.10	(e)	5.67	5.77	(0.14)	—	(0.14)	—	(f)
February 28, 2006 (h) through October 31, 2006	19.66	0.10	(e)	1.94	2.04	—	—	—	—	(f)

Class R2
Six Months Ended April 30, 2011 (Unaudited)	16.46	0.08	(e)	2.18	2.26	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2010	14.86	0.08	(e)	1.72	1.80	(0.20)	—	(0.20)	—	(f)
November 3, 2008 (h) through October 31, 2009	13.56	0.16	(e)	2.32	2.48	(1.18)	—	(1.18)	—	(f)

Institutional Class
Six Months Ended April 30, 2011 (Unaudited)	16.94	0.15	(e)	2.22	2.37	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2010	15.27	0.19	(e)	1.78	1.97	(0.30)	—	(0.30)	—	(f)
Year Ended October 31, 2009	13.76	0.25	(e)	2.46	2.71	(1.20)	—	(1.20)	—	(f)
Year Ended October 31, 2008	28.05	0.60	(e)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)	—	(f)
Year Ended October 31, 2007	22.11	0.34	(e)	5.81	6.15	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2006	17.52	0.36	(e)	4.51	4.87	(0.28)	—	(0.28)	—	(f)

Select Class
Six Months Ended April 30, 2011 (Unaudited)	16.99	0.11	(e)	2.28	2.39	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2010	15.31	0.15	(e)	1.79	1.94	(0.26)	—	(0.26)	—	(f)
Year Ended October 31, 2009	13.72	0.23	(e)	2.45	2.68	(1.09)	—	(1.09)	—	(f)
Year Ended October 31, 2008	27.96	0.57	(e)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)	—	(f)
Year Ended October 31, 2007	22.08	0.28	(e)	5.79	6.07	(0.19)	—	(0.19)	—	(f)
February 28, 2006 (h) through October 31, 2006	19.90	0.20	(e)	1.98	2.18	—	—	—	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.64	14.01%	$47,528	1.50%		1.22%	1.63%	43%
16.59	12.54	23,960	1.50		0.78	1.73	92
14.99	21.38	23,506	1.51	(g)	1.51	1.63	95
13.51	(49.72)	13,027	1.51		2.25	1.53	126
27.57	27.38	24,750	1.50		0.84	1.54	84
21.77	27.46	12,886	1.50		1.17	1.64	92

18.73	13.71	1,548	2.00		0.64	2.13	43
16.61	12.01	1,489	2.00		0.30	2.24	92
14.99	20.77	1,489	2.00	(g)	1.03	2.13	95
13.37	(49.97)	1,773	2.01	(g)	1.75	2.03	126
27.33	26.74	4,861	2.00		0.40	2.04	84
21.70	10.38	1,508	2.00		0.76	2.12	92

18.52	13.87	77	1.75		0.90	1.88	43
16.46	12.26	68	1.75		0.53	1.99	92
14.86	20.61	60	1.75		1.29	1.87	95

19.00	14.23	169,133	1.00		1.74	1.23	43
16.94	13.11	99,766	1.00		1.21	1.31	92
15.27	22.05	112,905	1.01	(g)	1.90	1.22	95
13.76	(49.49)	108,212	1.01	(g)	2.68	1.13	126
28.05	28.04	368,217	1.00		1.37	1.14	84
22.11	28.07	496,326	1.00		1.74	1.24	92

19.26	14.13	18,063	1.25		1.20	1.39	43
16.99	12.86	26,408	1.25		0.93	1.37	92
15.31	21.65	330,843	1.25	(g)	1.81	1.38	95
13.72	(49.58)	530,210	1.26	(g)	2.56	1.28	126
27.96	27.69	1,966,815	1.25		1.14	1.29	84
22.08	10.95	521,615	1.25		1.46	1.38	92

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
Global Equity Income Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Global Focus Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Class R6, Institutional Class and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

Global Equity Income Fund commenced operations on February 28, 2011.

Class R6 shares commenced operations on November 30, 2010 for the International Equity Fund, International Opportunities Fund and International Value Fund.

Effective November 1, 2009, Class B Shares of the Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$1,253	$—	$—	$1,253
Brazil	10,064	10,135	—	20,199
China	1,047	14,980	—	16,027
Egypt	—	573	—	573
Hong Kong	—	12,702	—	12,702
India	7,635	—	—	7,635
Kazakhstan	—	1,739	—	1,739
Luxembourg	1,809	—	—	1,809
Mexico	3,826	—	—	3,826
Poland	—	7,628	—	7,628
Russia	—	15,931	—	15,931
South Africa	—	21,584	—	21,584
South Korea	—	32,849	—	32,849
Taiwan	—	22,337	—	22,337
Thailand	—	8,632	—	8,632
Turkey	—	9,741	—	9,741
United Arab Emirates	—	1,984	—	1,984
United Kingdom	—	1,811	—	1,811

Total Common Stocks	25,634	162,626	—	188,260

Preferred Stocks
Brazil	3,754	8,671	—	12,425

Total Preferred Stocks	3,754	8,671	—	12,425

Participation Notes
India	—	3,873	—	3,873

Total Participation Notes	—	3,873	—	3,873

Short-Term Investment
Investment Company	7,801	—	—	7,801

Total Investments in Securities	$37,189	$175,170	$—	$212,359

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$78,822	$—	$—	$78,822
Chile	—	26,139	—	26,139
China	—	266,786	—	266,786
Egypt	—	12,797	—	12,797
Hong Kong	—	207,080	—	207,080
Hungary	—	27,486	—	27,486
India	36,984	212,681	—	249,665
Indonesia	—	63,711	—	63,711
Luxembourg	—	45,827	—	45,827
Malaysia	—	6,183	—	6,183
Mexico	84,927	22,396	—	107,323
Russia	10,029	70,030	—	80,059
South Africa	—	180,589	—	180,589
South Korea	—	210,509	—	210,509
Taiwan	—	119,923	—	119,923
Turkey	—	68,752	—	68,752
United States	23,141	—	—	23,141

Total Common Stocks	233,903	1,540,889	—	1,774,792

Preferred Stocks
Brazil	114,305	130,359	—	244,664

Total Preferred Stocks	114,305	130,359	—	244,664

Short-Term Investment
Investment Company	87,028	—	—	87,028

Total Investments in Securities	$435,236	$1,671,248	$—	$2,106,484

Global Equity Income

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$86	$—	$86
China	—	95	—	95
Finland	—	42	—	42
France	—	530	—	530
Germany	—	235	—	235
Greece	—	39	—	39
Hong Kong	—	57	—	57
Italy	—	137	—	137
Japan	—	90	—	90
Netherlands	—	158	—	158
Norway	—	16	—	16
Singapore	—	83	—	83
South Africa	—	28	—	28
South Korea	32	—	—	32
Spain	—	95	—	95
Sweden	—	40	—	40
Switzerland	—	57	—	57
United Kingdom	—	288	—	288
United States	919	—	—	919

Total Common Stocks	951	2,076	—	3,027

Total Investments in Securities	$951	$2,076	$—	$3,027

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

Global Equity Income (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$23	$—	$23

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(49)	$—	$(49)

Global Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$114	$—	$—	$114
Austria	—	138	—	138
Belgium	—	170	—	170
Brazil	35	—	—	35
Canada	148	—	—	148
China	—	44	—	44
Denmark	—	148	—	148
Finland	—	211	—	211
France	—	364	—	364
Germany	—	354	—	354
Hong Kong	—	244	—	244
Ireland	61	134	—	195
Israel	—	77	—	77
Italy	—	160	—	160
Japan	—	640	—	640
Netherlands	20	239	—	259
South Africa	—	82	—	82
South Korea	—	58	—	58
Sweden	—	12	—	12
Switzerland	69	100	—	169
Taiwan	—	36	—	36
United Arab Emirates	—	39	—	39
United Kingdom	—	766	—	766
United States	1,233	—	—	1,233

Total Common Stock	1,680	4,016	—	5,696

Preferred Stocks
Germany	—	146	—	146

Total Preferred Stocks	—	146	—	146

Total Investments in Securities	$1,680	$4,162	$—	$5,842

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$66	$—	$66

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(89)	$—	$(89)

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$27,158	$—	$27,158
Belgium	—	10,304	—	10,304
Brazil	—	8,111	—	8,111
China	—	15,378	—	15,378
France	—	104,308	—	104,308
Germany	—	55,252	—	55,252
Hong Kong	—	16,682	—	16,682
Ireland	—	8,825	—	8,825
Israel	—	6,465	—	6,465
Italy	—	8,702	—	8,702
Japan	—	128,031	—	128,031
Mexico	—	4,563	—	4,563
Netherlands	—	40,416	—	40,416
South Korea	—	7,291	—	7,291
Spain	—	12,489	—	12,489
Sweden	—	6,678	—	6,678
Switzerland	—	92,477	—	92,477
Taiwan	—	6,113	—	6,113
United Kingdom	—	186,124	—	186,124

Total Common Stocks	—	745,367	—	745,367

Preferred Stock
Germany	—	9,768	—	9,768

Total Preferred Stock	—	9,768	—	9,768

Short-Term Investment
Investment Company	24,742	—	—	24,742

Total Investments in Securities	$24,742	$755,135	$—	$779,877

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

International Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$31,360	$—	(a)	$31,360
Austria	—	11,648	—		11,648
Belgium	—	13,552	—		13,552
Bermuda	—	1,288	—		1,288
Brazil	1,304	—	—		1,304
Chile	4,778	562	—		5,340
China	—	4,517	—		4,517
Cyprus	—	559	—		559
Denmark	—	9,401	—		9,401
Finland	—	6,672	—		6,672
France	—	76,686	—		76,686
Germany	—	107,423	—		107,423
Greece	—	4,206	—		4,206
Hong Kong	—	7,896	—		7,896
Hungary	—	6,851	—		6,851
India	—	5,457	—		5,457
Ireland	—	4,095	—		4,095
Israel	82	4,327	—		4,409
Italy	—	60,382	—		60,382
Japan	—	123,763	—		123,763
Luxembourg	—	4,979	—		4,979
Macau	—	258	—		258
Mauritius	—	58	—		58
Mexico	5,482	122	—		5,604
Netherlands	—	29,488	—		29,488
New Zealand	—	3,560	—		3,560
Norway	—	12,001	—		12,001
Philippines	—	6,324	—		6,324
Portugal	—	2,965	—		2,965
Singapore	—	5,262	—		5,262
South Africa	—	5,969	—		5,969
South Korea	—	6,496	—		6,496
Spain	—	43,659	—		43,659
Sweden	—	16,611	—		16,611
Switzerland	—	27,833	—		27,833
Taiwan	—	5,265	—		5,265
Thailand	—	6,060	—		6,060
Turkey	—	6,656	—		6,656
United Kingdom	—	56,584	7		56,591
United States	—	346	—		346

Total Common Stocks	11,646	721,141	7		732,794

Preferred Stocks
Brazil	4,397	—	—		4,397
Chile	—	519	—		519
Germany	—	6,787	—		6,787

Total Preferred Stocks	4,397	7,306	—		11,703

Investment Companies
United States	4,046	—	—		4,046

Total Investment Companies	4,046	—	—		4,046

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

International Equity Index Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Rights
Cyprus	$—	$—	$—	$—
Spain	—	2	—	2

Total Rights	—	2	—	2

Warrants
Hong Kong	—	—	—	—
Italy	—	—	—	—

Total Warrants	—	—	—	—

Short-Term Investment
Investment Company	1,853	—	—	1,853

Total Investments in Securities	$21,942	$728,449	$7	$750,398

Appreciation in Other Financial Instruments
Futures Contracts	$206	$—	$—	$206

Depreciation in Other Financial Instruments
Futures Contracts	$(280)	$—	$—	$(280)

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Austria	$—	$2,843	$—	$2,843
Belgium	—	6,932	—	6,932
Canada	9,576	—	—	9,576
China	—	7,246	—	7,246
Denmark	—	3,194	—	3,194
Finland	—	5,029	—	5,029
France	—	48,882	—	48,882
Germany	—	42,731	—	42,731
Hong Kong	—	17,065	—	17,065
India	1,744	—	—	1,744
Indonesia	—	2,175	—	2,175
Ireland	—	8,615	—	8,615
Israel	—	4,093	—	4,093
Italy	—	14,320	—	14,320
Japan	—	67,008	—	67,008
Netherlands	—	40,187	—	40,187
Norway	—	4,862	—	4,862
Singapore	—	2,043	—	2,043
South Korea	—	4,342	—	4,342
Spain	—	5,974	—	5,974
Sweden	—	3,863	—	3,863
Switzerland	—	12,468	—	12,468
Taiwan	—	3,992	—	3,992
United Kingdom	—	100,901	—	100,901

Total Common Stocks	11,320	408,765	—	420,085

Preferred Stock
Germany	—	7,311	—	7,311

Total Preferred Stock	—	7,311	—	7,311

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

International Opportunities Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$6,505	$—	$—	$6,505

Total Investments in Securities	$17,825	$416,076	$—	$433,901

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$8,174	$—	$8,174
Futures Contracts	138	—	—	138

Total Appreciation in Other Financial Instruments	$138	$8,174	$—	$8,312

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(5,497)	$—	$(5,497)

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$20,431	$—	$20,431
Austria	—	17,689	—	17,689
Belgium	—	40,775	—	40,775
Canada	23,811	—	—	23,811
China	—	10,474	—	10,474
Finland	—	31,289	—	31,289
France	—	248,897	—	248,897
Germany	—	237,301	—	237,301
Hong Kong	—	43,116	—	43,116
Ireland	—	18,750	—	18,750
Italy	—	75,782	—	75,782
Japan	—	381,082	—	381,082
Netherlands	—	194,721	—	194,721
Norway	—	23,748	—	23,748
Singapore	—	20,140	—	20,140
South Africa	—	14,276	—	14,276
South Korea	—	27,120	—	27,120
Spain	—	56,517	—	56,517
Sweden	—	20,365	—	20,365
Switzerland	—	86,289	—	86,289
Taiwan	—	13,237	—	13,237
United Kingdom	—	442,453	—	442,453

Total Common Stocks	23,811	2,024,452	—	2,048,263

Preferred Stock
Germany	—	41,095	—	41,095

Total Preferred Stock	—	41,095	—	41,095

Short-Term Investment
Investment Company	62,618	—	—	62,618

Total Investments in Securities	$86,429	$2,065,547	$—	$2,151,976

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$43,889	$—	$43,889
Futures Contracts	933	—	—	933

Total Appreciation in Other Financial Instruments	$933	$43,889	$—	$44,822

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(30,140)	$—	$(30,140)

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$10,943	$—	$10,943
Austria	—	1,557	—	1,557
Belgium	—	2,656	—	2,656
Bermuda	—	610	—	610
Brazil	708	486	—	1,194
China	690	5,610	—	6,300
Denmark	—	1,492	—	1,492
Finland	—	4,210	—	4,210
France	—	24,115	—	24,115
Germany	—	20,236	—	20,236
Greece	—	627	—	627
Hong Kong	—	5,801	—	5,801
India	614	2,948	—	3,562
Indonesia	—	1,571	—	1,571
Ireland	—	1,684	—	1,684
Italy	—	8,987	—	8,987
Japan	—	38,894	—	38,894
Luxembourg	—	597	—	597
Macau	—	708	—	708
Netherlands	—	10,190	—	10,190
Norway	—	814	—	814
Russia	—	612	—	612
South Korea	—	2,029	—	2,029
Spain	—	6,480	—	6,480
Sweden	—	4,990	—	4,990
Switzerland	—	21,162	—	21,162
Taiwan	—	1,446	—	1,446
United Kingdom	—	50,061	—	50,061

Total Common Stocks	2,012	231,516	—	233,528

Preferred Stock
Germany	—	1,674	—	1,674

Total Preferred Stock	—	1,674	—	1,674

Warrant
Germany	530	—	—	530

Short-Term Investment
Investment Company	3,600	—	—	3,600

Total Investments in Securities	$6,142	$233,190	$—	$239,332

(a)	Security has a zero value.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

JPM International Equity Index Fund	Balance as of 10/31/2010		Realized gain (loss)	Change in unrealized appreciation (depreciation)		Net amortization (accretion)	Purchases (1)	Sales (2)	Transfers into Level 3		Transfers out of Level 3	Balance as of 04/30/2011
Investments in Securities
Common Stocks — Australia	$—	(a)	$—	$—		$—	$—	$—	$—			$—	(a)
Common Stocks — Japan	—		—	—	(b)	—	—	—	—	(b)	—	—	(a)
Common Stocks — United Kingdom	5		(5)	—		—	—	—	7			7

Total	$5		$(5)	$—	(b)	$—	$—	$—	$7		$—	$7

(a)	Security has a zero value.
(b)	Amount rounds to less than one thousand.
(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2011.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2011 (amounts in thousands):

	Value	Percentage
International Equity Index Fund	$7	—	%(a)

(a)	Amount rounds to less than 0.01%.

C. Futures Contracts — The Global Focus Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

D. Forward Foreign Currency Exchange Contracts — The Global Equity Income Fund, Global Focus Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

E. Summary of Derivative Information — The following tables present the value of derivatives held as of April 30, 2011, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Equity Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$23

Total		$23

Liabilities:
Foreign exchange contracts	Payables	$(49)

Total		$(49)

Global Focus Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$66

Total		$66

Liabilities:
Foreign exchange contracts	Payables	$(89)

Total		$(89)

International Equity Index Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$206

Total		$206

Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Appreciation	$(280)

Total		$(280)

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

International Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Foreign Exchange Contracts	Receivables	$—	$8,174
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	138	—

Total		$138	$8,174

Liabilities:
Foreign Exchange Contracts	Payables	$—	$(5,497)

Total		$—	$(5,497)

International Value Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Foreign exchange Contracts	Receivables	$—	$43,889
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	933	—

Total		$933	$43,889

Liabilities:
Foreign exchange Contracts	Payables	$—	$(30,140)

Total		$—	$(30,140)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOIs. The Statements of Assets & Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2011, by primary underlying risk exposure (amounts in thousands):

Emerging Economies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(11)	$(11)

Total	$(11)	$(11)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$30	$30

Total	$30	$30

Global Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(16)	$(16)

Total	$(16)	$(16)

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(26)	$(26)

Total	$(26)	$(26)

Global Focus Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$(18)	$(18)
Equity contracts	8	—	8

Total	$8	$(18)	$(10)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract		Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts		$11	$11

Total		$11	$11

International Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(87)	$(87)

Total	$(87)	$(87)

International Equity Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$1,067	$1,067

Total	$1,067	$1,067

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(142)	$(142)

Total	$(142)	$(142)

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$2,326	$2,326
Equity contracts	(214)	—	(214)

Total	$(214)	$2,326	$2,112

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$1,230	$1,230
Equity contracts	144	—	144

Total	$144	$1,230	$1,374

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$14,932	$14,932
Equity contracts	2,874	—	2,874

Total	$2,874	$14,932	$17,806

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$3,541	$3,541
Equity contracts	1,201	—	1,201

Total	$1,201	$3,541	$4,742

Intrepid International Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(73)	$(73)

Total	$(73)	$(73)

The Fund’s derivatives contracts held at April 30, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume — The table below discloses the volume of the Funds’ futures and forwards activities during the six months ended April 30, 2011 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Global Focus Fund	Global Equity Income Fund		International Equity Fund		International Equity Index Fund	International Opportunities Fund	International Value Fund	Intrepid International Fund
Futures Contracts:
Average Notional Balance Long	$211	$—		$44,833	(b)	$11,118	$4,185	$20,186	$21,645	(b)
Ending Notional Balance Long	—	—		—		13,321	8,580	42,145	—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	876	575	(a)	—		—	118,815	483,112	—
Average Settlement Value Sold	1,479	968	(a)	—		—	101,975	88,133	—
Ending Settlement Value Purchased	1,371	659		—		—	142,928	753,152	—
Ending Settlement Value Sold	2,388	1,019		—		—	112,136	616,928	—

(a)	For the period March 1, 2011 through April 30, 2011.
(b)	For the period December 1, 2010 through December 31, 2010.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Securities Lending — Each Fund may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or “the “Advisor”) in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended April 30, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

International Equity Fund	$1
International Equity Index Fund	5
International Opportunities Fund	—	(a)
International Value Fund	2

(a)	Amount rounds to less than $1,000.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

As of April 30, 2011, there were no securities on loan.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

International Equity Fund	$1
International Equity Index Fund	7
International Opportunities Fund	1
International Value Fund	2

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee, paid monthly in arrears equal to (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar denominated securities outstanding during a given month.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

The Funds incurred lending agent fees to JPMCB as follows for the six months ended April 30, 2011 (amounts in thousands):

	Lending Agent Fees Incurred
International Equity Fund	$1
International Equity Index Fund	5
International Opportunities Fund	—	(a)
International Value Fund	2

(a)	Amount rounds to less than $1,000.

H. Offering and Organizational Costs — Offering costs (Registration and filing fees) paid in connection with the offering of shares of the Global Equity Income Fund are amortized on a straight line basis up to 12 months from the date the Global Equity Income Fund commenced operations. Costs paid in connection with the organization of the Global Equity Income Fund were recorded as an expense at the time it commenced operations and are included as part of Professional fees and Registration and filing fees on the Statements of Operations.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

J. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually, except for International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

N. Redemption Fees — Prior to May 2, 2011, generally, shares of the Funds held for less than 60 days were subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital. Effective May 2, 2011 shares of the Funds are no longer subject to a redemption fee regardless of how long such shares are held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

The annual fee rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Global Equity Income Fund	0.80
Global Focus Fund	0.80
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Global Equity Income Fund	0.25	n/a	0.75	0.50%
Global Focus Fund	0.25	n/a	0.75	n/a
International Equity Fund	0.25	0.75	0.75	0.50
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Economies Fund	$1	$—
Emerging Markets Equity Fund	58	8
Global Focus Fund	1	—	(a)
International Equity Fund	8	1
International Equity Index Fund	33	5
International Opportunities Fund	2	—	(a)
International Value Fund	6	1
Intrepid International Fund	1	—

(a)	Amount rounds to less than $1,000.

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Global Equity Income Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Global Focus Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations. Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2		Class R5	Class R6	Institutional Class	Select Class
Emerging Economies Fund	1.85%		n/a		2.35%		n/a		1.40%	n/a	n/a	1.60%
Emerging Markets Equity Fund	2.00		2.50%		2.50		n/a		n/a	n/a	1.45%	1.75
Global Equity Income Fund	1.25		n/a		1.75		1.50%		0.80	n/a	n/a	1.00
Global Focus Fund	1.45		n/a		1.95		n/a		1.00	n/a	n/a	1.20
International Equity Fund	1.31		1.81	*	1.81	*	1.56		0.86	0.81%	n/a	1.06
International Equity Index Fund	1.07	**	1.80	**	1.80	**	1.32	**	n/a	n/a	n/a	0.82	**
International Opportunities Fund	1.31		1.92		1.92		n/a		n/a	0.81	0.91	1.06
International Value Fund	1.35	***	1.85	***	1.85	***	1.60	***	n/a	0.85	0.95	1.10	***
Intrepid International Fund	1.50	****	n/a		2.00		1.75	****	n/a	n/a	1.00	1.25

*	Prior to February 28, 2011, the contractual expense limitations for International Equity Fund were 2.00% and 2.00% for Class B Shares and Class C Shares, respectively.
**	Prior to February 28, 2011, the contractual expense limitations for International Equity Index Fund were 1.18%, 1.93%, 1.93%,1.43% and 0.93% for Class A Shares, Class B Shares, Class C Shares, Class R2 Shares and Select Class Shares, respectively.
***	Prior to February 28, 2011, the contractual expense limitations for International Value Fund were 1.45%, 1.95%, 1.95%, 1.70% and 1.41% for Class A Shares, Class B Shares, Class C Shares, Class R2 Shares and Select Class Shares, respectively.
****	Prior to February 28, 2011, the contractual expense limitations for Intrepid International Fund were 1.80% and 2.05% for Class A Shares and Class R2 Shares, respectively.

The contractual expense limitation agreements were in effect for the six months ended April 30, 2011. The expense limitation percentages in the table above are in place until at least February 29, 2012.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

For the six months ended April 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Economies Fund	$23	$—	$3	$26	$1
Global Equity Income Fund	4	1	—	5	70
Global Focus Fund	17	2	1	20	92
International Equity Fund	732	—	26	758	—
International Equity Index Fund	—	29	653	682	—
International Opportunities Fund	—	—	1	1	—
International Value Fund	47	—	9	56	—
Intrepid International Fund	35	73	67	175	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Emerging Economies Fund	$3	$—	$—	$3
International Equity Fund	16	—	—	16
International Equity Index Fund	—	69	170	239
International Value Fund	26	—	—	26
Intrepid International Fund	8	11	—	19

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in the money market funds for the six months ended April 30, 2011 were as follows (excluding the reimbursement disclosed in Note 2.G. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Emerging Economies Fund	$3
Emerging Markets Equity Fund	98
International Equity Fund	15
International Equity Index Fund	8
International Opportunities Fund	11
International Value Fund	39
Intrepid International Fund	3

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2011, Emerging Economies Fund, Global Focus Fund, International Value Fund and Intrepid International Fund incurred approximately $31, $10, $1,934 and $198, respectively, in brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMorgan Chase & Co. will make a payment to International Equity Index Fund of approximately $30,000 relating to an operational error.

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

4. Investment Transactions

During the six months ended April 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$221,040	$38,422
Emerging Markets Equity Fund	340,259	83,997
Global Equity Income Fund	3,326	424
Global Focus Fund	4,401	2,071
International Equity Fund	106,144	64,454
International Equity Index Fund	128,504	113,247
International Opportunities Fund	245,170	164,095
International Value Fund	969,874	547,938
Intrepid International Fund	141,576	83,566

During the six months ended April 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$198,228	$17,016	$2,885	$14,131
Emerging Markets Equity Fund	1,527,760	591,609	12,885	578,724
Global Equity Income Fund	2,886	169	28	141
Global Focus Fund	4,996	889	43	846
International Equity Fund	565,325	243,457	28,905	214,552
International Equity Index Fund	411,720	354,071	15,393	338,678
International Opportunities Fund	364,672	74,230	5,001	69,229
International Value Fund	1,772,887	397,291	18,202	379,089
Intrepid International Fund	181,857	58,037	562	57,475

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for International Equity Index Fund, International Value Fund and Intrepid International Fund.

In addition, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of certain of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
JPMorgan Emerging Economies Fund	26.0%	72.7%
JPMorgan Emerging Markets Equity Fund	n/a	11.0
JPMorgan International Equity Fund	n/a	31.8
JPMorgan International Equity Index Fund	43.2	n/a
JPMorgan International Opportunities Fund	n/a	56.2
JPMorgan Intrepid International Fund	n/a	54.1

Additionally, the Advisor owns a significant portion of the outstanding shares of the Global Equity Income Fund and the Global Focus Fund.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2011, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2011, International Equity Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund invested 23.9%, 23.3%, 20.6% and 20.9% of their respective total investments in issuers in the United Kingdom. Global Equity Income Fund and Global Focus Fund invested 30.0% and 22.4% of their respective total investments in issuers in the United States.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settment, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2010, and continued to hold your shares at the end of the reporting period, April 30, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual*	$1,000.00	$1,132.40	$9.46	1.79%
Hypothetical*	1,000.00	1,015.92	8.95	1.79
Class C
Actual*	1,000.00	1,130.50	12.15	2.30
Hypothetical*	1,000.00	1,013.39	11.48	2.30
Class R5
Actual*	1,000.00	1,135.20	7.09	1.34
Hypothetical*	1,000.00	1,018.15	6.71	1.34
Select Class
Actual*	1,000.00	1,134.00	8.20	1.55
Hypothetical*	1,000.00	1,017.11	7.75	1.55

Emerging Markets Equity Fund
Class A
Actual*	1,000.00	1,061.00	8.89	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class B
Actual*	1,000.00	1,058.30	11.43	2.24
Hypothetical*	1,000.00	1,013.69	11.18	2.24
Class C
Actual*	1,000.00	1,058.30	11.43	2.24
Hypothetical*	1,000.00	1,013.69	11.18	2.24
Institutional Class
Actual*	1,000.00	1,063.20	6.85	1.34
Hypothetical*	1,000.00	1,018.15	6.71	1.34

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Select Class
Actual*	$1,000.00	$1,062.40	$7.62	1.49%
Hypothetical*	1,000.00	1,017.41	7.45	1.49

Global Equity Income Fund
Class A
Actual**	1,000.00	1,036.40	2.09	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class C
Actual**	1,000.00	1,036.00	2.93	1.72
Hypothetical*	1,000.00	1,016.27	8.60	1.72
Class R2
Actual**	1,000.00	1,036.20	2.50	1.47
Hypothetical*	1,000.00	1,017.50	7.35	1.47
Class R5
Actual**	1,000.00	1,037.40	1.34	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79
Select Class
Actual**	1,000.00	1,037.30	1.67	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98

Global Focus Fund
Class A
Actual*	1,000.00	1,122.40	7.63	1.45
Hypothetical*	1,000.00	1,017.60	7.25	1.45
Class C
Actual*	1,000.00	1,119.70	10.25	1.95
Hypothetical*	1,000.00	1,015.12	9.74	1.95
Class R5
Actual*	1,000.00	1,124.30	5.27	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Select Class
Actual*	1,000.00	1,123.10	6.32	1.20
Hypothetical*	1,000.00	1,018.84	6.01	1.20

International Equity Fund
Class A
Actual*	1,000.00	1,123.10	6.84	1.30
Hypothetical*	1,000.00	1,018.35	6.51	1.30
Class B
Actual*	1,000.00	1,120.20	9.52	1.81
Hypothetical*	1,000.00	1,015.82	9.05	1.81
Class C
Actual*	1,000.00	1,121.00	9.52	1.81
Hypothetical*	1,000.00	1,015.82	9.05	1.81
Class R2
Actual*	1,000.00	1,122.10	8.16	1.55
Hypothetical*	1,000.00	1,017.11	7.75	1.55
Class R5
Actual*	1,000.00	1,126.40	4.53	0.86
Hypothetical*	1,000.00	1,020.53	4.31	0.86
Class R6
Actual***	1,000.00	1,187.20	3.66	0.81
Hypothetical*	1,000.00	1,020.78	4.06	0.81

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011	Annualized Expense Ratio
International Equity Fund (continued)
Select Class
Actual*	$1,000.00	$1,124.50	$5.53	1.05%
Hypothetical*	1,000.00	1,019.59	5.26	1.05

International Equity Index Fund
Class A
Actual*	1,000.00	1,119.20	5.62	1.07
Hypothetical*	1,000.00	1,019.49	5.36	1.07
Class B
Actual*	1,000.00	1,114.90	9.44	1.80
Hypothetical*	1,000.00	1,015.87	9.00	1.80
Class C
Actual*	1,000.00	1,115.30	9.44	1.80
Hypothetical*	1,000.00	1,015.87	9.00	1.80
Class R2
Actual*	1,000.00	1,117.40	6.93	1.32
Hypothetical*	1,000.00	1,018.25	6.61	1.32
Select Class
Actual*	1,000.00	1,120.40	4.31	0.82
Hypothetical*	1,000.00	1,020.73	4.11	0.82

International Opportunities Fund
Class A
Actual*	1,000.00	1,121.00	6.78	1.29
Hypothetical*	1,000.00	1,018.40	6.46	1.29
Class B
Actual*	1,000.00	1,118.50	9.40	1.79
Hypothetical*	1,000.00	1,015.92	8.95	1.79
Class C
Actual*	1,000.00	1,118.70	9.40	1.79
Hypothetical*	1,000.00	1,015.92	8.95	1.79
Institutional Class
Actual*	1,000.00	1,123.20	4.74	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90
Class R6
Actual***	1,000.00	1,180.20	3.52	0.78
Hypothetical*	1,000.00	1,020.93	3.91	0.78
Select Class
Actual*	1,000.00	1,121.80	5.47	1.04
Hypothetical*	1,000.00	1,019.64	5.21	1.04

International Value Fund
Class A
Actual*	1,000.00	1,132.60	7.14	1.35
Hypothetical*	1,000.00	1,018.10	6.76	1.35
Class B
Actual*	1,000.00	1,129.00	9.77	1.85
Hypothetical*	1,000.00	1,015.62	9.25	1.85
Class C
Actual*	1,000.00	1,129.40	9.77	1.85
Hypothetical*	1,000.00	1,015.62	9.25	1.85
Class R2
Actual*	1,000.00	1,130.80	8.45	1.60
Hypothetical*	1,000.00	1,016.86	8.00	1.60

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011	Annualized Expense Ratio
International Value Fund (continued)
Institutional Class
Actual*	$1,000.00	$1,134.10	$4.97	0.94%
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Select Class
Actual*	1,000.00	1,076.60	5.66	1.10
Hypothetical*	1,000.00	1,019.34	5.51	1.10
Class R6
Actual***	1,000.00	1,054.90	3.57	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84

Intrepid International Fund
Class A
Actual*	1,000.00	1,040.10	7.59	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50
Class C
Actual*	1,000.00	1,137.10	10.60	2.00
Hypothetical*	1,000.00	1,014.88	9.99	2.00
Class R2
Actual*	1,000.00	1,138.70	9.28	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Institutional Class
Actual*	1,000.00	1,142.30	5.31	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Select Class
Actual*	1,000.00	1,141.30	6.64	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the one-half year period).

***	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 151/365 (to reflect the one-half year period).

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering approvals of initial advisory agreements for new funds. At their November 2010 in person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the JPMorgan Global Equity Income Fund (the “Fund”).

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with this approval item, as well as other relevant information furnished throughout the year. The Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisor.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Board considered that the Advisor does not currently intend to use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The

APRIL 30, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. With regard to the New Advisory Agreement, the Trustees found that, with the adoption of a voluntary fee waiver and contractual cap on total expenses, shareholders would benefit from expected economies of scale.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class by class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011 All rights reserved. April 2011.	SAN-INTEQ-411

Semi-Annual Report

J.P. Morgan Tax Aware Funds

April 30, 2011 (Unaudited)

JPMorgan Tax Aware Equity Fund

(formerly JPMorgan Tax Aware Disciplined Equity Fund)

JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 18, 2011 (Unaudited)

Dear Shareholder:

Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.

In late summer of 2010, concerns over deflation and whether the economy might double-dip and head back into recession generated uncertainty about the sustainability of the recovery among investors. In response to these risks, the Federal Reserve (the “Fed”) implemented monetary stimulus in the form of a second round of quantitative easing (“QE2”).

“Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.”

Today, concerns about inflation and the risks associated with higher interest rates have replaced deflationary worries, and a host of geopolitical disruptions — such as the sovereign debt problems in Europe and higher oil prices triggered by tensions in the Middle East — are casting new uncertainties about the sustainability of economic growth.

Despite these headwinds, the U.S. equity markets have held up well. At the end of Q42010, for example, investors responded warmly to QE2 and a continued rebound in corporate profits by sending the Standard & Poor’s 500 Index (“S&P500”) on an impressive rally that produced the second year of double-digit returns. Although the markets suffered a setback following the devastating earthquake and tsunami in Japan during March, stocks recovered quickly as investors demonstrated their willingness to embrace riskier assets such as commodities, as well as small cap and international stocks.

Despite the potential impact of geopolitical risks and other crises on future growth, we are encouraged by some meaningful signs of economic health such as strong corporate earnings and reduced debt-service costs for consumers and corporations.

Investors respond to strong corporate profits

Strong corporate earnings and ongoing monetary and fiscal stimulus helped stocks get off to a strong start in 2011. As of the end of the six-month reporting period ended April 30th, 2011, the S&P500 Index had risen 16.4% to a level of 1,364.

Despite lingering concerns about Europe’s sovereign debt problems, international stocks held up relatively well as investors’ concerns temporarily abated due to successful Spanish, Portuguese and Italian bond issues in the first quarter of 2011. There was also optimism among some investors that Germany would adopt a more flexible stance on the Eurozone rescue fund. As of the end of the six-month reporting period ended April 30th, 2011, the MSCI EAFE Index (Europe, Australasia and the Far East) had risen 12.7%.

Emerging markets, on the other hand, experienced mixed performance. Although China, India, and Brazil have experienced robust economic growth, all three countries are now grappling with rising inflation concerns. The MSCI EM (Emerging Markets) Index returned 9.7% as of the end of the six-month reporting period ending April 30th, 2011.

U.S Treasury yields rise and high yield bonds gain

Improved economic expectations and a U.S. stock market rally have resulted in higher U.S. Treasury yields over the past six months. The yield on the 10-year U.S. Treasury bond rose from 2.6% to 3.3% as of the end of the six-month reporting period ended April 30th, 2011, while yields on the 30-year U.S. Treasury bond climbed from 4.0% to 4.4%, and yields on the 2-year U.S. Treasury bond increased from 0.3% to 0.6% as of the end of the same period.

High yield continued to be the best performing area of the bond market, with the Barclays Capital High Yield Index returning 6.2%, the Barclays Capital U.S. Aggregate Bond Index returning 0.02%, and the Barclays Capital Emerging Markets Index returning 0.03%, during the six-month reporting period.

Protecting portfolios from higher inflation and rate risks

Although inflation still remains low in the U.S., there are signs that inflationary pressures may increase as the economic expansion continues. Additionally, the Fed is set to end its QE2 Treasury bond buying program at the end of June, and possibly begin to raise the federal funds rate by the end of this year. Thus, one of the questions we face: how should investors protect themselves against the risks of inflation and higher long-term rates?

An important message from the first quarter is to have both a balanced view of the world and a balanced portfolio to match. Given the uncertainty in the current environment, we believe the most reasonable approach is to stay balanced and diversified by investing in a variety of asset classes.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	1

A MESSAGE FROM GARY J. MADICH, CFA

Global Chief Investment Officer for J.P. Morgan Asset Management’s Global Fixed Income Group

June 6, 2011 (Unaudited)

Flows into bond funds remain strong, although decreased from the very high levels of the past two years. Investors still seem to be drawn to the perception of bonds’ relative safety versus other investments and continue to allocate assets to fixed income securities given the uncertainty prevalent in today’s marketplace. While we believe that bonds play an essential role in any well-diversified portfolio, we would like to take this opportunity to remind you about the risks associated with bond funds and the importance of diversification.

Bond prices generally decrease as interest rates rise and increase as interest rates fall. Currently, interest rates are at very low levels and most fixed income portfolios would be negatively impacted in an environment where interest rates may increase, as the fixed income securities held in the portfolios would likely decrease in value. This is a broad risk that applies to most portfolios of bonds across the spectrum of the fixed income market. Bond portfolios comprised mostly of municipal bonds share this risk and also carry other risks specific to the nature of their asset class.

The ability of states and municipalities to repay their debt could be hindered by unfavorable local economic or political events. This risk has garnered recent attention as many states have seen their growing budget deficit challenges become the topic of newspaper headlines, leading many investors to pull assets out of municipal bond funds.

Acknowledging the challenges that are facing many states and municipalities, our municipal and tax free funds have maintained their bias towards bonds with high credit quality and sectors that have historically demonstrated lower volatility. While we certainly believe that municipal fixed income securities are a valuable tool for many investors, the risks associated with these investments serve as a stark reminder about the importance of a well-diversified portfolio. As an investor, the best way to guard against any type of risk is to proactively build a well-diversified portfolio, a portfolio that is able to withstand and benefit from a variety of future outcomes.

On behalf of the Funds’ fixed income portfolio management team,

Gary J. Madich, CFA

2	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

JPMorgan Tax Aware Equity Fund*

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)**	15.43%
S&P 500 Index	16.36%

Net Assets as of 4/30/2011 (In Thousands)	$766,880

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Equity Fund (the “Fund”), which was formerly the JPMorgan Tax Aware Disciplined Equity Fund, seeks to provide high after-tax total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Despite political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, stocks in most of the world’s capital markets rallied during the six months ended April 30, 2011. In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. The S&P 500 Index (the “Benchmark”) gained 16.36% for the six months ended April 30, 2011.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Benchmark for the six months ended April 30, 2011. The network technology and capital markets sectors detracted from the Fund’s relative performance, while the Fund’s stock selection in pharmaceutical/medical technology and media contributed to the Fund’s relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Cisco Systems, Inc. and Marvell Technology Group Ltd. Shares of communications equipment provider Cisco Systems, Inc. declined after the company announced a disappointing earnings outlook for the third quarter of 2011. Shares of Marvell Technology Group Ltd., which provides parts for a variety of consumer technology products, declined on investors’ concerns about lower personal computer sales and potential market share losses in the face of increasing competition.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Juniper Networks, Inc. and Alexion Pharmaceuticals, Inc. Shares of communications equipment provider Juniper Networks, Inc. benefited from investor enthusiasm about the company’s presence in the cloud computing and mobile internet devices segments. Shares of biopharmaceutical company Alexion Pharmaceuticals, Inc. gained on investor optimism about the company’s drug pipeline and future earnings growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund’s largest overweight versus the Benchmark was in the auto and transportation sector and the Fund’s largest underweight versus the Benchmark was in the consumer staple sector.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund*

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Exxon Mobil Corp.	3.9%
2.	Apple, Inc.	3.5
3.	Microsoft Corp.	2.8
4.	Norfolk Southern Corp.	2.5
5.	Time Warner, Inc.	2.5
6.	E.l. du Pont de Nemours & Co.	2.4
7.	Pfizer, Inc.	2.1
8.	United Technologies Corp.	2.0
9.	Occidental Petroleum Corp.	1.9
10.	Johnson Controls, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	19.7%
Consumer Discretionary	14.7
Energy	13.6
Financials	12.7
Health Care	11.8
Industrials	10.6
Consumer Staples	5.8
Materials	5.1
Telecommunication Services	2.8
Utilities	1.9
U.S. Treasury Obligation	0.2
Short-Term Investment	1.1

*	The Fund’s name was changed from JPMorgan Tax Aware Disciplined Equity Fund to JPMorgan Tax Aware Equity Fund on December 10, 2010.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

4	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011
		6 MONTHS*			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	3/22/11
Without Sales Charge		15.31%	15.20%	10.07%	15.89%	15.67%	10.56%	3.38%	3.14%	2.86%	2.71%	2.45%	2.25%
With Sales Charge**		9.23	9.13	6.12	9.79	9.58	6.59	2.27	2.03	1.90	2.16	1.90	1.77
CLASS C SHARES	3/22/11
Without CDSC		15.24	15.14	10.03	15.83	15.61	10.53	3.37	3.13	2.85	2.70	2.45	2.25
With CDSC***		14.24	14.14	9.38	14.83	14.61	9.88	3.37	3.13	2.85	2.70	2.45	2.25
INSTITUTIONAL CLASS SHARES	1/30/97	15.43	15.32	10.15	16.01	15.79	10.64	3.40	3.16	2.87	2.72	2.46	2.26
SELECT CLASS SHARES	3/22/11	15.37	15.26	10.11	15.95	15.73	10.60	3.39	3.15	2.86	2.71	2.46	2.26

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (4/30/01 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class C and Select Class Shares would have been lower than shown because Class A, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from April 30, 2001 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.54%
Barclays Capital 1-10 Year U.S. TIPS Index	2.93%
Barclays Capital Competitive Intermediate Municipal (1-17 Year)
Maturities Index	-0.23%
Composite Benchmark**	4.21%

Net Assets as of 4/30/2011 (In Thousands)	$3,079,333

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation-swaps in combination with tax-exempt municipal bonds to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The zero-coupon inflation-linked swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

HOW DID THE MARKET PERFORM?

Higher interest rates and a wave of negative headlines related to the challenging fiscal conditions facing many state and local municipalities placed pressure on the municipal fixed income market. In response, many investors began to withdraw assets allocated to municipal securities, which hurt the supply and demand environment and placed further pressure on the market. The Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index declined 0.23% for the six months ended April 30, 2011. Meanwhile, higher energy prices and higher input costs as a result of the declining U.S. dollar caused the CPI-U to rise during the reporting period. Investors’ expectations for inflation, as measured by the breakeven inflation rate, increased across the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time). The breakeven inflation rate increased the most on the shorter end of the curve (2 to 5 years).

HOW DID THE FUND PERFORM?

The Fund changed its primary benchmark from the Barclays Capital 1-10 Year U.S. TIPS Index to the Barclays Capital Competitive Intermediate Municipal (1-17) Year Maturities Index (the “Municipal Securities Benchmark”).

The Fund (Select Class Shares) outperformed the Municipal Securities Benchmark and underperformed the Composite Benchmark for the six months ended April 30, 2011.

The Fund’s fixed income investments were allocated primarily among high-quality general obligation bonds, prerefunded bonds (bonds that are secured with U.S. government securities) and essential-service revenue bonds. This quality bias contributed to the Fund’s relative performance versus the Municipal Securities Benchmark early in the reporting period when conditions in the municipal bond market deteriorated and detracted from the Fund’s relative performance versus the Municipal Securities Benchmark later in the reporting period when the municipal market recovered.

Meanwhile, CPI-U increased during the reporting period and the Fund’s use of zero-coupon inflation-swaps contributed to its absolute return. The Fund had balanced inflation protection across the yield curve, using zero-coupon inflation-linked swaps with maturities ranging from 1-to-30-years. This balanced inflation protection hurt the Fund’s relative performance versus the Composite Benchmark, as the Composite Benchmark’s inflation-linked swap component is structured to reflect the performance of five-year inflation-linked swaps, which outperformed swaps of other maturities during the reporting period.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund continued to employ a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. For liquidity and to enhance the Fund’s overall credit

6	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

quality, the Fund maintained its overweight versus the Municipal Securities Benchmark in prerefunded bonds. The Fund was underweight in states facing the most challenging fiscal conditions, such as California and New York.

The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve. Accordingly, the Fund can have an overweight or underweight exposure to inflation protection on different areas of the yield curve (i.e. if the Fund’s portfolio managers expect low inflation in the short-term, the Fund will have less inflation protection on the short end of the yield curve). The Fund’s portfolio managers continued to actively monitor the Fund’s inflation hedge and made tactical adjustments as appropriate, maintaining balanced exposure to inflation protection across the yield curve.

PORTFOLIO COMPOSITION****
Municipal Bonds	96.7%
Short-Term Investment	3.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	During the reporting period, the Fund changed the composition of its composite benchmark from 75% of the difference between the Barclays Capital 1-10 Year U.S. TIPS Index and the Barclays Capital 1-10 Year Treasury Index added to the Barclays Capital Competitive Intermediate Municipal (1-17) Year Maturities Index to the Barclays Capital Competitive Intermediate Municipal (1-17) Year Maturities Index added to Barclays Capital Inflation Swap 5 Year Zero Coupon Index.
***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011
		6 MONTHS*			1 YEAR			5 YEAR			SINCE INCEPTION
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	8/31/05
Without Sales Charge		2.49%	2.49%	2.06%	4.62%	4.62%	3.86%	3.39%	3.39%	3.30%	3.17%	3.17%	3.11%
With Sales Charge**		(1.34)	(1.34)	(0.44)	0.68	0.68	1.27	2.59	2.59	2.61	2.47	2.47	2.50
CLASS C SHARES	8/31/05
Without CDSC		2.15	2.15	1.73	3.86	3.86	3.14	2.75	2.75	2.67	2.54	2.54	2.49
With CDSC***		1.15	1.15	1.08	2.86	2.86	2.49	2.75	2.75	2.67	2.54	2.54	2.49
INSTITUTIONAL CLASS SHARES	8/31/05	2.60	2.60	2.18	4.87	4.87	4.12	3.68	3.68	3.59	3.48	3.48	3.42
SELECT CLASS SHARES	8/31/05	2.54	2.54	2.11	4.72	4.72	3.97	3.54	3.54	3.45	3.32	3.32	3.27

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (8/31/05 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

This graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Real Return Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index, the Barclays Capital 1-10 Year U.S. TIPS Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2005 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index, the Barclays Capital 1-10 Year U.S. TIPS Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Barclays Capital 1–10 Year U.S. TIPS Index measures the performance of intermediate (1–10 Year) U.S. Treasury Inflation Protection Securities. The Fund’s primary benchmark changed from the Barclays Capital 1-10 Year U.S. TIPS Index to the Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index because the Advisor believes the new benchmark more accurately reflects the Fund’s investment strategy. The Tax Aware Real Return Composite Benchmark is determined by adding the Barclays Capital Competitive Intermediate (1-17 Year) Maturities Index and the Barclays Capital Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge. For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

8	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 14.7%
	Auto Components — 1.9%
358	Johnson Controls, Inc.	14,693

	Automobiles — 0.7%
165	General Motors Co. (a)	5,299

	Hotels, Restaurants & Leisure — 2.1%
138	Carnival Corp.	5,247
198	Yum! Brands, Inc.	10,624

		15,871

	Household Durables — 0.3%
118	Lennar Corp., Class A	2,247

	Internet & Catalog Retail — 1.5%
57	Amazon.com, Inc. (a)	11,266

	Media — 4.4%
168	Comcast Corp., Class A	4,398
505	Time Warner, Inc.	19,137
246	Walt Disney Co. (The)	10,596

		34,131

	Specialty Retail — 2.1%
67	Advance Auto Parts, Inc.	4,379
205	Lowe’s Cos., Inc.	5,377
309	Staples, Inc.	6,541

		16,297

	Textiles, Apparel & Luxury Goods — 1.7%
107	Coach, Inc.	6,389
83	NIKE, Inc., Class B	6,850

		13,239

	Total Consumer Discretionary	113,043

	Consumer Staples — 5.8%
	Beverages — 0.9%
102	PepsiCo, Inc.	6,997

	Food & Staples Retailing — 1.1%
224	CVS Caremark Corp.	8,123

	Food Products — 1.4%
90	Campbell Soup Co.	3,031
135	General Mills, Inc.	5,193
45	Kellogg Co.	2,578

		10,802

	Household Products — 2.4%
61	Colgate-Palmolive Co.	5,184
203	Procter & Gamble Co. (The)	13,159

		18,343

	Total Consumer Staples	44,265

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 13.6%
	Energy Equipment & Services — 2.2%
109	Baker Hughes, Inc.	8,475
58	Cameron International Corp. (a)	3,048
56	Schlumberger Ltd.	5,011

		16,534

	Oil, Gas & Consumable Fuels — 11.4%
35	Anadarko Petroleum Corp.	2,795
69	Apache Corp.	9,144
151	ConocoPhillips	11,918
96	Devon Energy Corp.	8,712
89	EOG Resources, Inc.	10,014
342	Exxon Mobil Corp.	30,055
130	Occidental Petroleum Corp.	14,871

		87,509

	Total Energy	104,043

	Financials — 12.7%
	Capital Markets — 3.1%
69	Goldman Sachs Group, Inc. (The)	10,430
132	Invesco Ltd.	3,285
115	Morgan Stanley	3,008
91	State Street Corp.	4,255
127	TD AMERITRADE Holding Corp.	2,737

		23,715

	Commercial Banks — 3.3%
115	BB&T Corp.	3,093
223	Fifth Third Bancorp	2,957
185	U.S. Bancorp	4,784
484	Wells Fargo & Co.	14,102

		24,936

	Consumer Finance — 0.4%
66	American Express Co.	3,257

	Diversified Financial Services — 3.4%
928	Bank of America Corp.	11,396
2,473	Citigroup, Inc. (a)	11,351
12	CME Group, Inc.	3,603

		26,350

	Insurance — 2.5%
64	ACE Ltd., (Switzerland)	4,319
164	MetLife, Inc.	7,667
113	Prudential Financial, Inc.	7,136

		19,122

	Total Financials	97,380

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care — 11.8%
	Biotechnology — 2.1%
60	Biogen Idec, Inc. (a)	5,801
107	Celgene Corp. (a)	6,281
100	Dendreon Corp. (a)	4,353

		16,435

	Health Care Equipment & Supplies — 1.1%
36	Becton, Dickinson & Co.	3,055
97	Covidien plc, (Ireland)	5,408

		8,463

	Health Care Providers & Services — 1.9%
156	Cardinal Health, Inc.	6,815
42	Humana, Inc. (a)	3,220
89	UnitedHealth Group, Inc.	4,377

		14,412

	Pharmaceuticals — 6.7%
216	Abbott Laboratories	11,223
167	Johnson & Johnson	10,969
374	Merck & Co., Inc.	13,451
753	Pfizer, Inc.	15,793

		51,436

	Total Health Care	90,746

	Industrials — 10.6%
	Aerospace & Defense — 3.3%
161	Honeywell International, Inc.	9,831
172	United Technologies Corp.	15,440

		25,271

	Construction & Engineering — 0.7%
79	Fluor Corp.	5,531

	Industrial Conglomerates — 2.7%
78	3M Co.	7,597
264	General Electric Co.	5,397
160	Tyco International Ltd., (Switzerland)	7,808

		20,802

	Machinery — 1.3%
191	PACCAR, Inc.	10,149

	Road & Rail — 2.6%
259	Norfolk Southern Corp.	19,370

	Total Industrials	81,123

	Information Technology — 19.7%
	Communications Equipment — 3.8%
595	Cisco Systems, Inc.	10,442

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — Continued
207	Juniper Networks, Inc. (a)	7,926
186	QUALCOMM, Inc.	10,598

		28,966

	Computers & Peripherals — 4.8%
77	Apple, Inc. (a)	26,983
204	EMC Corp. (a)	5,771
78	SanDisk Corp. (a)	3,834

		36,588

	Electronic Equipment, Instruments & Components — 0.3%
65	TE Connectivity Ltd., (Switzerland)	2,318

	Internet Software & Services — 0.7%
36	Baidu, Inc., (China), ADR (a)	5,369

	IT Services — 2.4%
91	Cognizant Technology Solutions Corp., Class A (a)	7,573
60	Global Payments, Inc.	3,172
19	MasterCard, Inc., Class A	5,138
47	VeriFone Systems, Inc. (a)	2,585

		18,468

	Semiconductors & Semiconductor Equipment — 2.2%
71	Broadcom Corp., Class A (a)	2,489
108	Lam Research Corp. (a)	5,200
145	Marvell Technology Group Ltd., (Bermuda) (a)	2,234
197	Xilinx, Inc.	6,878

		16,801

	Software — 5.5%
128	Adobe Systems, Inc. (a)	4,304
40	Citrix Systems, Inc. (a)	3,345
820	Microsoft Corp.	21,348
370	Oracle Corp.	13,336

		42,333

	Total Information Technology	150,843

	Materials — 5.1%
	Chemicals — 3.6%
221	Dow Chemical Co. (The)	9,079
321	E.l. du Pont de Nemours & Co.	18,216

		27,295

	Metals & Mining — 1.5%
217	Freeport-McMoRan Copper & Gold, Inc.	11,933

	Total Materials	39,228

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 2.2%
154	AT&T, Inc.	4,780
317	Verizon Communications, Inc.	11,964

		16,744

	Wireless Telecommunication Services — 0.6%
882	Sprint Nextel Corp. (a)	4,568

	Total Telecommunication Services	21,312

	Utilities — 1.9%
	Electric Utilities — 0.6%
81	NextEra Energy, Inc.	4,558

	Independent Power Producers & Energy Traders — 0.3%
66	Constellation Energy Group, Inc.	2,411

	Multi-Utilities — 1.0%
248	CenterPoint Energy, Inc.	4,607
58	Sempra Energy	3,181

		7,788

	Total Utilities	14,757

	Total Common Stocks (Cost $559,201)	756,740

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
1,365	U.S. Treasury Note, 1.125%, 06/30/11 (k) (Cost $1,367)	1,368

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.2%
	Investment Company — 1.2%
8,914	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $8,914)	8,914

	Total Investments — 100.1% (Cost $569,482)	767,022
	Liabilities in Excess of Other Assets — (0.1)%	(142)

	NET ASSETS — 100.0%	$766,880

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
42	E-mini S&P 500	06/17/11	$2,855	$38

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 95.4%
	Alabama — 0.3%
	Education — 0.3%
8,135	Alabama Public School & College Authority, Capital Improvement, Rev., 5.000%, 12/01/16	9,434

	Arizona — 4.0%
	Certificate of Participation/Lease — 0.0% (g)
650	Salt River Project Agricultural Improvement & Power District, COP, NATL-RE, 5.000%, 12/01/12	693

	Education — 0.0% (g)
175	Arizona State University, Rev., AMBAC, 5.000%, 07/01/19	184

	General Obligation — 1.0%
	City of Goodyear,
1,175	GO, AGM, 6.000%, 07/01/15	1,368
1,225	GO, AGM, 6.000%, 07/01/16	1,454
1,300	GO, AGM, 6.000%, 07/01/17	1,553
1,375	GO, AGM, 6.000%, 07/01/18	1,650
1,400	GO, AGM, 6.000%, 07/01/19	1,648
3,450	City of Phoenix, Various Purpose, Series A, GO, 5.000%, 07/01/17	3,995
725	Maricopa County Unified School District No. 48, Scottsdale, School Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/15 (p)	833
275	Maricopa County Unified School District No. 48, Scottsdale, Unrefunded Balance, School Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/16	306
6,760	Maricopa County Unified School District No. 4-Mesa, School Improvement Project 2005, Series C, GO, 4.250%, 07/01/14	7,318
8,130	Maricopa County Unified School District No. 69-Paradise Valley, GO, NATL-RE, FGIC, 5.200%, 07/01/16	9,248
1,500	Maricopa County Unified School District No. 97-Deer Valley, School Improvement Project 2004, Series B, GO, AGM, 5.000%, 07/01/15	1,687

		31,060

	Hospital — 0.6%
	Arizona Health Facilities Authority, Banner Health,
1,500	Series D, Rev., 5.000%, 01/01/12	1,540
5,000	Series D, Rev., 5.000%, 01/01/17	5,380
2,500	Series D, Rev., 5.000%, 01/01/23	2,549
3,215	Series D, Rev., 5.000%, 01/01/24	3,233

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — Continued
2,500	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 1.260%, 02/02/15	2,193
2,250	Scottsdale IDA, Series A, Rev., 5.000%, 09/01/14	2,392

		17,287

	Other Revenue — 1.3%
1,485	Arizona Power Authority, Crossover, Special Obligation, Series A, Rev., 5.250%, 10/01/12	1,580
	Arizona State Transportation Board,
16,705	Series A, Rev., 5.250%, 07/01/25	18,021
17,135	Series A, Rev., 5.250%, 07/01/26	18,344
3,000	Arizona State Transportation Board, Maricopa County Regional Area Road, Rev., 5.000%, 07/01/24	3,307

		41,252

	Prerefunded — 0.4%
12,040	Arizona School Facilities Board, State School Trust, Series A, Rev., AMBAC, 5.750%, 07/01/14 (p)	13,907

	Special Tax — 0.4%
9,000	Glendale Western Loop 101 Public Facilities Corp., Series A, Rev., 7.000%, 07/01/33	9,428
1,845	Scottsdale Municipal Property Corp., Rev., 5.000%, 07/01/17	2,131

		11,559

	Transportation — 0.2%
5,475	Arizona State Transportation Board, Series A, Rev., GAN, 5.000%, 07/01/14	6,075

	Utility — 0.1%
1,500	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/22	1,669

	Total Arizona	123,686

	Arkansas — 0.6%
	General Obligation — 0.3%
8,000	State of Arkansas, Federal Highway Grant, Anticipated Tax Revenue, GO, 5.000%, 08/01/12 (p)	8,459

	Special Tax — 0.2%
5,650	City of Fayetteville, Sales & Use Tax, Series A, Rev., AGM, 4.750%, 11/01/18	6,258

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Water & Sewer — 0.1%
1,815	City of Fort Smith, Water & Sewer, Rev., AGM, 5.000%, 10/01/22	2,011

	Total Arkansas	16,728

	California — 6.7%
	Education — 0.7%
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/39	2,016
	California State Public Works Board, University of California Research Project,
1,000	Series E, Rev., 5.250%, 10/01/17	1,102
2,025	Series E, Rev., 5.250%, 10/01/18	2,201
	University of California,
5,285	Series O, Rev., 5.750%, 05/15/28	5,854
5,000	Series O, Rev., 5.750%, 05/15/29	5,510
6,045	University of California Regents Medical Center, Series A, Rev., NATL-RE, 4.750%, 05/15/22	6,191

		22,874

	General Obligation — 2.7%
	Carlsbad Unified School District,
465	GO, Zero Coupon, 05/01/14	428
2,500	GO, Zero Coupon, 05/01/16	2,090
2,000	GO, Zero Coupon, 05/01/17	1,578
1,490	GO, Zero Coupon, 05/01/19	1,015
3,445	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/26	1,215
750	El Camino Community College District, Election of 2002, Series B, GO, NATL-RE, FGIC, 4.250%, 08/01/12	782
	Evergreen Elementary School District,
3,000	Series A, GO, AGM, 6.000%, 08/01/13	3,306
1,090	Series A, GO, AGM, 6.000%, 08/01/16	1,292
	Grossmont-Cuyamaca Community College District, Capital Appreciation,
5,640	GO, AGC, Zero Coupon, 08/01/14	5,253
5,845	GO, AGC, Zero Coupon, 08/01/15	5,105
250	Los Altos School District, GO, AMBAC, 5.000%, 08/01/21	267
	Los Angeles Unified School District,
1,000	Series A-1, GO, AGM, 5.000%, 07/01/19	1,092
2,750	Series B, GO, FGIC, 4.750%, 07/01/21	2,872
6,240	Los Angeles Unified School District, Election of 2002, Series A, GO, AGM, 5.000%, 07/01/21	6,604

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,500	Placentia-Yorba Linda Unified School District, 2002 Election, Series B, GO, NATL-RE, FGIC, 5.500%, 08/01/27	1,588
1,220	San Diego Unified School District, Election of 1998, Series F-1, GO, AGM, 5.250%, 07/01/28	1,278
1,500	Santa Monica Community College District, Election of 2007, Series C, GO, NATL-RE, FGIC, Zero Coupon, 08/01/12	1,481
2,700	Saugus Union School District, GO, NATL-RE, FGIC, 5.250%, 08/01/20	3,045
1,000	State of California, GO, 5.000%, 08/01/16	1,134
6,060	State of California, Economic Recovery, Series A, GO, 5.250%, 07/01/14	6,783
	State of California, Various Purpose,
1,720	GO, 5.000%, 03/01/16	1,940
940	GO, 5.000%, 04/01/16	1,061
3,810	GO, 5.000%, 04/01/17	4,318
5,000	GO, 5.000%, 04/01/20	5,504
10,000	GO, 5.500%, 04/01/18	11,632
5,000	GO, 5.500%, 04/01/21	5,586
5,000	GO, 5.625%, 04/01/26	5,296

		83,545

	Hospital — 0.2%
	California Health Facilities Financing Authority, Providence Health & Services,
1,500	Series C, Rev., 6.250%, 10/01/24	1,687
2,000	Series C, Rev., 6.250%, 10/01/28	2,175
1,000	University of California, Unrefunded Balance, UCLA Medical Center, Series B, Rev., AMBAC, 5.500%, 05/15/20	1,025

		4,887

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
200	California Infrastructure & Economic Development Bank, Revolving Fund, Rev., 5.000%, 10/01/24	206

	Other Revenue — 0.5%
	California State University, Systemwide,
3,000	Series A, Rev., AGM, 4.750%, 11/01/22	3,099
5,140	Series A, Rev., AGM, 4.750%, 11/01/24	5,242
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.500%, 08/01/20	2,792
3,110	Simi Valley School Financing Authority, Rev., AGM, 5.000%, 08/01/21	3,422

		14,555

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — 1.9%
	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien,
340	Series A, Rev., AGM, 5.000%, 07/01/22 (p)	402
2,315	Series A, Rev., FGIC, 5.000%, 07/01/25 (p)	2,699
5,000	California State Department of Water Resources, Series A, Rev., 5.750%, 05/01/12 (p)	5,314
13,000	Golden State Tobacco Securitization Corp., Series A-1, Rev., 6.750%, 06/01/13 (p)	14,594
	Golden State Tobacco Securitization Corp., Asset-Backed,
2,000	Series A-2, Rev., 7.900%, 06/01/13 (p)	2,291
1,350	Series A-4, Rev., 7.800%, 06/01/13 (p)	1,544
4,765	Golden State Tobacco Securitization Corp., Enhanced, Asset-Backed, Series B, Rev., AMBAC, 5.000%, 06/01/13 (p)	5,177
	State of California,
3,775	GO, 5.000%, 02/01/14 (p)	4,209
18,945	GO, 5.125%, 02/01/14 (p)	21,198
1,770	State of California, Economic Recovery, Series A, GO, 5.250%, 07/01/14 (p)	2,012

		59,440

	Utility — 0.3%
	California State Department of Water Resources, Power Supply,
850	Series A, Rev., NATL-RE, 5.250%, 05/01/12	892
2,070	Series H, Rev., AGM-CR, 5.000%, 05/01/21	2,277
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	4,967

		8,136

	Water & Sewer — 0.4%
8,025	California State Department of Water Resources, Water Systems, Unrefunded Balance, Series J-2, Rev., 7.000%, 12/01/11	8,334
4,750	City of Santa Rosa, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	2,244
	City of Vallejo, Water Revenue,
1,690	Rev., NATL-RE, 5.000%, 05/01/18	1,683
1,370	Rev., NATL-RE, 5.000%, 05/01/21	1,279

		13,540

	Total California	207,183

	Colorado — 2.7%
	Certificate of Participation/Lease — 0.2%
5,830	Colorado Higher Education, COP, 5.500%, 11/01/27	6,122

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 1.6%
7,230	Arapahoe County School District No. 5 Cherry Creek, Improvement, GO, AGM, 5.000%, 12/15/13	8,018
	Denver City & County, Better Denver & Zoo,
730	Series A, GO, 4.000%, 08/01/12	763
1,330	Series A, GO, 4.000%, 08/01/13	1,429
460	Series A, GO, 4.000%, 08/01/14	504
	Douglas County School District No. Re-1 Douglas & Elbert Counties,
5,275	GO, 5.250%, 12/15/20	6,225
6,950	GO, 5.250%, 12/15/23	8,169
2,345	GO, 5.250%, 12/15/25	2,707
	Jefferson County School District R-1,
10,000	GO, 5.000%, 12/15/22	11,601
10,000	Series A, GO, AGM, 5.250%, 12/15/12	10,755

		50,171

	Other Revenue — 0.2%
5,000	Denver City & County, Airport, Series B, Rev., 5.500%, 11/15/13 (p)	5,612

	Prerefunded — 0.6%
5,000	Colorado Health Facilities Authority, Catholic Health, Series A, Rev., 5.500%, 03/01/12 (p)	5,210
2,170	Colorado Higher Education, COP, 5.500%, 11/01/18 (p)	2,616
4,250	Dawson Ridge Metropolitan District No. 1, Series A, GO, Zero Coupon, 10/01/22 (p)	2,785
5,000	Regional Transportation District, Fastracks Project, Series A, Rev., AMBAC, 5.000%, 11/01/16 (p)	5,878

		16,489

	Transportation — 0.0% (g)
1,000	Denver City & County, Airport, Series B, Rev., AMT, NATL-RE, FGIC, 5.000%, 11/15/14	1,081

	Utility — 0.1%
1,225	Platte River Power Authority, Series HH, Rev., 5.000%, 06/01/22	1,373

	Water & Sewer — 0.0% (g)
1,000	Superior Metropolitan District No. 1, Rev., AMBAC, 5.000%, 12/01/19	1,019

	Total Colorado	81,867

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Connecticut — 1.2%
	Education — 0.0% (g)
1,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University, Series I, Rev., NATL-RE, 5.000%, 07/01/26	1,018

	General Obligation — 1.0%
	City of Greenwich,
325	GO, 4.000%, 06/01/22	343
200	GO, 5.000%, 06/01/20	230
	City of Hartford,
1,025	GO, AGC, 5.000%, 11/15/14	1,157
1,325	GO, AGC, 5.000%, 11/15/15	1,518
250	GO, AGC, 5.000%, 11/15/16	290
270	GO, AGC, 5.000%, 11/15/17	313
595	GO, AGC, 5.000%, 11/15/18	690
	State of Connecticut,
3,000	GO, 5.000%, 03/15/14	3,335
3,500	Series B, GO, AMBAC, 5.250%, 06/01/19	4,145
4,980	Series B, GO, AMBAC, 5.250%, 06/01/20	5,897
10,235	Series B, GO, NATL-RE, 5.000%, 06/01/14	11,443
650	Town of Trumbull, GO, 5.000%, 09/15/15	744

		30,105

	Transportation — 0.1%
1,000	State of Connecticut, Transportation Infrastructure, Special Tax, Series A, Rev., 4.000%, 12/01/15	1,105

	Water & Sewer — 0.1%
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.250%, 08/01/19	283
1,290	Series A, Rev., NATL-RE, 5.250%, 08/01/20	1,467
2,000	State of Connecticut, Revolving Fund, Series A, Rev., 5.000%, 06/01/13	2,183

		3,933

	Total Connecticut	36,161

	Delaware — 0.5%
	Education — 0.2%
6,000	University of Delaware, Series A, Rev., VAR, 2.000%, 06/01/11	6,009

	General Obligation — 0.0% (g)
1,000	State of Delaware, Series C, GO, 5.000%, 03/01/21	1,184

	Other Revenue — 0.2%
	University of Delaware,
1,000	Series B, Rev., 5.000%, 11/01/15	1,159

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
1,000	Series B, Rev., 5.000%, 11/01/18	1,182
1,000	Series B, Rev., 5.000%, 11/01/21	1,150
	Wilmington Parking Authority,
1,500	Rev., AGM, 5.250%, 09/15/14	1,674
500	Rev., AGM, 5.250%, 09/15/15	566

		5,731

	Transportation — 0.1%
1,675	Delaware Transportation Authority, Motor Fuel Tax Revenue, Unrefunded Balance, Series B, Rev., AMBAC, 5.000%, 07/01/13	1,759

	Total Delaware	14,683

	District of Columbia — 0.6%
	Other Revenue — 0.6%
	District of Columbia, Income Tax,
3,395	Series A, Rev., 5.000%, 12/01/17	3,972
5,000	Series A, Rev., 5.000%, 12/01/18	5,854
6,000	Series A, Rev., 5.000%, 12/01/19	6,994
2,000	Series A, Rev., 5.000%, 12/01/20	2,326

	Total District of Columbia	19,146

	Florida — 3.0%
	Certificate of Participation/Lease — 0.3%
	Miami-Dade County, School Board,
2,500	Series A, COP, NATL-RE, FGIC, 5.000%, 05/01/18	2,591
3,405	Series D, COP, AGM-CR, FGIC, 5.000%, 08/01/21	3,452
3,955	Palm Beach County, School Board, Series D, COP, AGM, 5.250%, 08/01/13	4,123

		10,166

	General Obligation — 0.5%
15,000	Florida State Board of Education, Public Education, Capital Outlay, Series B, GO, 4.750%, 06/01/21	15,958
135	State of Florida, Department of Transportation, Right of Way, Series A, GO, 5.000%, 07/01/14	151

		16,109

	Other Revenue — 0.4%
	City of Port St. Lucie, Utilities Systems,
1,800	Rev., AGC, 5.000%, 09/01/15	1,986
2,355	Rev., AGC, 5.000%, 09/01/18	2,579
1,070	Rev., AGC, 5.000%, 09/01/20	1,139

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
3,405	Florida State Department of General Services, Facilities Pool, Series A, Rev., AMBAC, 5.000%, 09/01/14	3,740
2,500	Tampa Bay Water Florida Utility System Revenue, Regional Water Supply Authority, Rev., NATL-RE, FGIC, 5.250%, 10/01/16	2,930

		12,374

	Prerefunded — 0.5%
4,900	City of Gainesville, Utilities System, Series A, Rev., AGM, 5.000%, 10/01/15 (p)	5,681
5,000	Highlands County Health Facilities Authority, Adventist Sunbelt, Series A, Rev., 6.000%, 11/15/11 (p)	5,196
2,560	Miami-Dade County, Health Facilities Authority, Miami Children’s Hospital, Series A, Rev., AMBAC, 5.625%, 08/15/11 (p)	2,626

		13,503

	Special Tax — 0.5%
	Florida State Department of Environmental Protection, Florida Forever,
7,060	Series A, Rev., NATL-RE, 5.375%, 07/01/16	7,430
3,140	Series A, Rev., NATL-RE, 5.375%, 07/01/17	3,301
5,000	Series C, Rev., AMBAC, 5.000%, 07/01/17	5,346

		16,077

	Utility — 0.0% (g)
110	Lee County, Capital Improvement & Transition, Rev., AMBAC, 5.000%, 10/01/19	116

	Water & Sewer — 0.8%
	Miami-Dade County, Water & Sewer Systems,
6,000	Series B, Rev., AGM, 5.000%, 10/01/14	6,664
15,180	Series B, Rev., AGM, 5.000%, 10/01/15	17,106

		23,770

	Total Florida	92,115

	Georgia — 4.5%
	Education — 0.0% (g)
1,050	Private Colleges & Universities Authority, Emory University, Series B, Rev., 5.000%, 09/01/19	1,225

	General Obligation — 2.8%
1,660	City of Marietta, School, Series A, GO, 5.000%, 02/01/16	1,917
5,000	Douglas County School District, GO, AGM, 5.000%, 04/01/26	5,286
1,025	Fulton County School District, GO, 6.375%, 05/01/12	1,085

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
7,500	Gwinnett County School District, GO, 5.000%, 02/01/13	8,089
1,535	Peach County, Sales Tax, GO, 5.000%, 07/01/12	1,616
	State of Georgia,
5,030	Series A, GO, 5.000%, 09/01/12	5,341
3,425	Series A, GO, 5.000%, 09/01/15 (p)	3,968
1,000	Series B, GO, 5.750%, 08/01/17	1,222
14,960	Series C, GO, 5.000%, 07/01/17	17,664
1,120	Series C, GO, 5.500%, 07/01/12	1,187
10,000	Series C, GO, 5.500%, 07/01/15	11,293
3,935	Series E, GO, 5.000%, 08/01/16	4,618
16,535	Series G, GO, 5.000%, 11/01/13	18,312
3,000	Series G, GO, 5.000%, 11/01/14	3,410

		85,008

	Prerefunded — 0.2%
6,440	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/14 (p)	7,196

	Special Tax — 0.4%
10,000	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds, Series A, Rev., AGM, 5.000%, 06/01/18	11,634

	Transportation — 0.5%
	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds,
7,375	Rev., NATL-RE, 5.000%, 06/01/17	8,376
2,000	Rev., NATL-RE, 5.000%, 06/01/18	2,240
5,000	Series A, Rev., 5.000%, 06/01/15	5,688

		16,304

	Utility — 0.2%
5,700	Municipal Electric Authority of Georgia, Series B, Rev., 6.250%, 01/01/17	6,728

	Water & Sewer — 0.4%
6,895	Cobb County, Water & Sewer, Rev., 5.000%, 07/01/22	7,858
3,335	Gwinnett County Water & Sewerage Authority, Rev., 5.000%, 08/01/19	3,868

		11,726

	Total Georgia	139,821

	Hawaii — 2.1%
	General Obligation — 1.2%
	State of Hawaii,
5,515	Series CY, GO, AGM, 5.750%, 02/01/14	6,219
2,750	Series D, GO, 5.000%, 06/01/16 (p)	3,223

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
10,000	Series DD, GO, NATL-RE, 5.250%, 05/01/22	10,852
7,500	Series DQ, GO, 5.000%, 06/01/15	8,541
7,250	Series DR, GO, 5.000%, 06/01/16	8,406

		37,241

	Prerefunded — 0.3%
9,455	State of Hawaii, Series CZ, GO, AGM, 5.250%, 07/01/12 (p)	9,980

	Transportation — 0.2%
	State of Hawaii,
1,500	Rev., 5.000%, 01/01/15	1,682
2,575	Rev., 5.000%, 01/01/19	2,941

		4,623

	Water & Sewer — 0.4%
	City & County of Honolulu, Second Bond Resolution,
3,740	Series A, Rev., AGM, 5.000%, 07/01/23	4,041
2,740	Series A, Rev., AGM, 5.000%, 07/01/24	2,924
4,915	Series A, Rev., AGM, 5.000%, 07/01/25	5,189

		12,154

	Total Hawaii	63,998

	Idaho — 0.6%
	General Obligation — 0.0% (g)
1,000	Ada & Canyon Counties Joint School District No. 2 Meridian, GO, 5.000%, 07/30/17	1,188

	Hospital — 0.3%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/23	8,845

	Other Revenue — 0.3%
6,885	Idaho State Building Authority, Capitol Project, Rev., NATL-RE, FGIC, 5.000%, 09/01/14	7,661

	Total Idaho	17,694

	Illinois — 1.9%
	General Obligation — 0.4%
5,000	City of Chicago, Emergency Telephone System, GO, NATL-RE, FGIC, 5.250%, 01/01/14	5,360
140	Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building, Series F, GO, AGM-CR, FGIC, 6.250%, 12/30/21	165
3,970	State of Illinois, Series A, GO, AGM, 5.000%, 06/01/14	4,218
1,165	Will County High School District No. 204-Joliet, Series B, GO, NATL-RE, 5.000%, 01/01/13	1,225

		10,968

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.1%
2,620	Illinois Health Facilities Authority, Advocate Health Care Network, Series A, Rev., VAR, 4.375%, 07/01/14	2,749

	Other Revenue — 0.5%
2,000	Chicago O’Hare International Airport, Third Lien, Series C, Rev., 6.500%, 01/01/41 (w)	2,131
	Railsplitter Tobacco Settlement Authority,
6,000	Rev., 5.000%, 06/01/19	5,980
7,000	Rev., 5.250%, 06/01/20	7,030

		15,141

	Prerefunded — 0.2%
3,200	Chicago Housing Authority, Rev., 5.375%, 07/01/12 (p)	3,384
2,000	City of Chicago, Lakefront Millenium Parking Facility, GO, NATL-RE, 5.700%, 01/01/12 (p)	2,112

		5,496

	Short Term Note — 0.2%
5,000	State of Illinois, GO, 3.000%, 06/14/11	5,008

	Special Tax — 0.1%
3,000	City of Chicago, Sales Tax, Rev., AGM, 5.000%, 01/01/18	3,225
1,160	State of Illinois, Sales Tax, Rev., 5.000%, 06/15/11	1,166

		4,391

	Transportation — 0.4%
5,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AGC-ICC, AMBAC, 5.000%, 01/01/22	5,100
2,500	Chicago Transit Authority, Federal Transit Administration, Section 5307, Rev., AMBAC, 5.000%, 06/01/18	2,566
5,000	Illinois State Toll Highway Authority, Series A, Rev., AGM, 5.500%, 01/01/15	5,479
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	817

		13,962

	Water & Sewer — 0.0% (g)
1,125	City of Chicago, Wastewater Transmission, Series A, Rev., BHAC, 5.250%, 01/01/30	1,151

	Total Illinois	58,866

	Indiana — 1.3%
	Certificate of Participation/Lease — 0.2%
1,000	Hamilton Heights School Corp., First Mortgage, Rev., COP, AGM, 5.000%, 01/15/13	1,071

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Certificate of Participation/Lease — Continued
5,205	Indianapolis Local Public Improvement Bond Bank, Series 2005-E, Rev., COP, AMBAC, 5.000%, 01/01/15	5,730

		6,801

	Education — 0.2%
3,570	Purdue University, Student Facilities Systems, Series A, Rev., 5.250%, 07/01/20	4,203
2,920	Southwest Allen Multi School Building Corp., First Mortgage, Series A, Rev., NATL-RE, 5.000%, 07/15/18	3,100

		7,303

	Other Revenue — 0.4%
2,125	Center Grove 2000 Building Corp., First Mortgage, Rev., NATL-RE, FGIC, 5.250%, 07/10/24	2,227
160	Indiana Bond Bank, Special Program, Series D, Rev., AGM, 5.000%, 08/01/19	174
1,700	Indianapolis Local Public Improvement Bond Bank, Series B, Rev., 5.000%, 02/01/15	1,894
1,750	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Rev., AGM, 5.000%, 01/01/22	1,921
	South Bend Community School Corp., First Mortgage,
1,000	Rev., AGM, 4.000%, 07/05/11	1,007
1,350	Rev., AGM, 5.000%, 07/05/14	1,502
855	Rev., AGM, 5.000%, 01/05/16	971
1,030	Rev., AGM, 5.000%, 07/05/17	1,179

		10,875

	Prerefunded — 0.5%
3,750	Indiana Transportation Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	4,248
10,000	Wayne Township School Building Corp., Series B, Rev., FGIC, 5.250%, 01/15/14 (p)	11,170

		15,418

	Total Indiana	40,397

	Iowa — 0.5%
	General Obligation — 0.2%
	City of Des Moines, Capital Loan Notes,
1,245	Series C, GO, 5.000%, 06/01/12	1,308
1,090	Series C, GO, 5.000%, 06/01/13	1,189
3,150	Series C, GO, 5.000%, 06/01/14	3,537
1,070	Series C, GO, 5.000%, 06/01/15	1,229

		7,263

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.3%
7,820	Tobacco Settlement Authority of Iowa, Asset-Backed, Series B, Rev., 5.600%, 06/01/11 (p)	7,935

	Total Iowa	15,198

	Kansas — 2.2%
	Industrial Development Revenue/Pollution Control Revenue — 0.5%
	Kansas Development Finance Authority, Commerce Impact,
5,815	Rev., 5.000%, 06/01/16	6,687
6,105	Rev., 5.000%, 06/01/17	7,035

		13,722

	Other Revenue — 0.7%
1,745	Kansas Development Finance Authority, Kansas Transitional Revolving Fund, Rev., 5.000%, 10/01/16	1,974
	Kansas State Department of Transportation,
5,000	Series A, Rev., 5.000%, 09/01/13	5,501
7,000	Series A, Rev., 5.000%, 09/01/16	8,199
4,800	Series A, Rev., 5.000%, 09/01/18	5,669

		21,343

	Prerefunded — 0.9%
21,045	City of Olathe & County of Labette, Capital Accumulator, Series A, Rev., Zero Coupon, 02/01/16 (p)	19,004
9,015	Reno Sedgwick Finney Counties, Capital Accumulator, Rev., NATL-RE, Zero Coupon, 04/01/16 (p)	8,100

		27,104

	Utility — 0.1%
3,755	Wyandotte County-Kansas City Unified Government, Series 2004, Rev., AMBAC, 5.650%, 09/01/15	4,315

	Total Kansas	66,484

	Kentucky — 1.5%
	Certificate of Participation/Lease — 0.1%
4,050	Kentucky Turnpike Authority, Revitalization Project, Series A, Rev., COP, AMBAC, 5.500%, 07/01/12	4,279

	Other Revenue — 1.1%
	Kentucky State Property & Buildings Commission, Project No. 89,
6,145	Rev., AGM, 5.000%, 11/01/22	6,605
1,000	Rev., AGM, 5.000%, 11/01/24	1,050

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
5,185	Kentucky Turnpike Authority, Revitalization, Series A, Rev., 5.000%, 07/01/28	5,373
	Louisville & Jefferson County Metro Government Board of Water Works,
13,225	Series A, Rev., 5.000%, 11/15/14	15,018
3,955	Series A, Rev., 5.000%, 11/15/18	4,678

		32,724

	Prerefunded — 0.3%
	Kentucky State Property & Buildings Commission, Project No. 79,
5,000	Rev., NATL-RE, 5.000%, 10/01/13 (p)	5,517
4,030	Rev., NATL-RE, 5.125%, 10/01/13 (p)	4,461

		9,978

	Total Kentucky	46,981

	Louisiana — 0.4%
	Other Revenue — 0.2%
5,000	State of Louisiana, Gas & Fuel Tax Revenue, Second Lien, Series A, Rev., VAR, 1.010%, 06/01/13	5,000

	Prerefunded — 0.2%
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	3,287
3,270	Louisiana Public Facilities Authority, CR, Multi-Family Housing, Series A, Rev., Zero Coupon, 02/01/20 (p)	2,426

		5,713

	Total Louisiana	10,713

	Maryland — 3.8%
	Education — 0.4%
	University System of Maryland, Tuition,
2,135	Series A, Rev., 5.000%, 04/01/16	2,485
4,340	Series A, Rev., 5.000%, 04/01/17	5,085
4,560	Series A, Rev., 5.000%, 04/01/18	5,370

		12,940

	General Obligation — 2.2%
	Hardford County, Public Improvement,
5,500	GO, 5.000%, 07/01/15	6,319
4,060	GO, 5.000%, 12/01/15	4,708
2,665	Maryland National Capital Park & Planning Commission, Park Acquisition & Development, Series EE-2, GO, 5.000%, 01/15/14	2,962
5,000	Montgomery County, Public Improvement, Series A, GO, 5.000%, 05/01/17	5,892

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
6,635	State of Maryland, Capital Improvement, Series A, GO, 5.250%, 02/15/14	7,438
20,000	State of Maryland, State & Local Facilities, Series C, GO, 5.000%, 11/01/18	23,768
	State of Maryland, State & Local Facilities Loan, Second Series,
6,700	GO, 5.000%, 08/01/13 (p)	7,354
8,000	GO, 5.000%, 08/01/15	9,234

		67,675

	Other Revenue — 0.6%
	Baltimore Board of School Commissioners,
5,910	Rev., 5.000%, 05/01/14	6,604
4,625	Rev., 5.000%, 05/01/15	5,280
4,725	Rev., 5.000%, 05/01/17	5,522
1,490	Maryland Water Quality Financing Administration Revolving Loan Fund, Rev., 5.000%, 03/01/14	1,651

		19,057

	Prerefunded — 0.0% (g)
1,000	Maryland State Economic Development Corp., University of Maryland College Park Project, Rev., 6.000%, 06/01/13 (p)	1,110

	Transportation — 0.5%
	Maryland State Department of Transportation,
4,000	Rev., 4.000%, 03/01/18	4,378
9,880	Rev., 5.250%, 12/15/17	11,775

		16,153

	Water & Sewer — 0.1%
1,150	State of Maryland, State & Local Facilities Loan, Capital Improvement, Series A, GO, 5.500%, 08/01/13	1,276

	Total Maryland	118,211

	Massachusetts — 4.2%
	Certificate of Participation/Lease — 0.4%
10,000	Massachusetts Bay Transportation Authority, Series A, Rev., COP, 5.250%, 07/01/27	11,387

	Education — 0.4%
10,000	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series A, Rev., 5.000%, 07/01/14	11,266

	General Obligation — 1.3%
9,000	Commonwealth of Massachusetts, Series A, GO, 5.250%, 08/01/19	10,658

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
	Commonwealth of Massachusetts, Consolidated Lien,
4,100	Series C, GO, NATL-RE, FGIC, 5.500%, 11/01/13	4,577
10,000	Series C, GO, NATL-RE, FGIC, 5.500%, 11/01/14	11,485
2,455	Series D, GO, 5.250%, 10/01/13 (p)	2,717
10,450	Series D, GO, NATL-RE, 5.250%, 11/01/11 (p)	10,708

		40,145

	Other Revenue — 0.1%
	Boston Housing Authority,
1,790	Rev., AGM, 5.000%, 04/01/15	1,948
1,770	Rev., AGM, 5.000%, 04/01/17	1,933

		3,881

	Prerefunded — 1.9%
200	Commonwealth of Massachusetts, Series C, GO, AGM, 5.500%, 12/01/22 (p)	240
	Commonwealth of Massachusetts, Consolidated Lien,
5,000	Series C, GO, NATL-RE-IBC, 5.500%, 11/01/16 (p)	6,032
10,000	Series D, GO, NATL-RE, 5.250%, 11/01/11 (p)	10,247
5,000	Series E, GO, AMBAC, 5.000%, 11/01/16 (p)	5,890
	Commonwealth of Massachusetts, Special Obligation,
14,900	Rev., FGIC, 5.000%, 01/01/14 (p)	16,476
4,160	Rev., FGIC, 5.250%, 01/01/14 (p)	4,627
2,500	Commonwealth of Massachusetts, Water Pollution Abatement, Rev., 5.000%, 08/01/14 (p)	2,830
11,695	Massachusetts Bay Transportation Authority, Series A, Rev., 5.000%, 07/01/14 (p)	13,207

		59,549

	Special Tax — 0.1%
3,840	Massachusetts School Building Authority, Series A, Rev., AGM, 5.000%, 08/15/22	4,132

	Total Massachusetts	130,360

	Michigan — 1.6%
	Education — 0.3%
	University of Michigan,
3,535	Series A, Rev., 5.000%, 04/01/15	4,010
4,170	Series A, Rev., 5.000%, 04/01/21	4,716

		8,726

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.1%
1,000	Brandon School District, School Building & Site, GO, AGM, Q-SBLF, 5.000%, 05/01/17	1,099
3,000	State of Michigan, GO, 5.500%, 12/01/13	3,313

		4,412

	Hospital — 0.1%
3,000	Kent Hospital Finance Authority, Spectrum Health, Series A, Rev., VAR, 5.000%, 01/15/12	3,090

	Other Revenue — 0.4%
10,000	City of Grand Rapids, Sewer System, Series A, Rev., BHAC-CR, AGM-CR, FGIC, 5.500%, 01/01/22	11,584
1,400	State of Michigan, Trunk Line Fund, Series B, Rev., AGM, 5.000%, 09/01/16	1,556

		13,140

	Prerefunded — 0.5%
8,000	Detroit City School District, School Building & Site Improvement, Series A, GO, FGIC, Q-SBLF, 5.000%, 05/01/13 (p)	8,682
5,000	State of Michigan, Environmental Program, Series A, GO, 5.250%, 05/01/13 (p)	5,462

		14,144

	Water & Sewer — 0.2%
540	City of Detroit, Sewer Systems, Senior Lien, Series C, Rev., NATL-RE, FGIC, 5.250%, 07/01/16	589
250	City of Detroit, Water Supply System, Second Lien, Series A, Rev., NATL-RE, 5.250%, 07/01/23	243
5,900	City of Detroit, Water Supply System, Senior Lien, Series B, Rev., NATL-RE, 5.000%, 07/01/13	6,232

		7,064

	Total Michigan	50,576

	Minnesota — 2.0%
	General Obligation — 1.7%
2,915	City of Minneapolis, Convention Center, Series B, GO, 5.000%, 04/01/12	3,041
	State of Minnesota,
5,000	GO, 5.000%, 08/01/16	5,870
4,900	GO, 5.000%, 11/01/19	5,516
9,530	GO, 5.250%, 11/01/12 (p)	10,214
10,000	GO, AGM, 5.000%, 08/01/13 (p)	10,967
6,760	Series C, GO, 5.000%, 08/01/16	7,936

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
8,275	State of Minnesota, Various Purpose, Series F, GO, 5.000%, 08/01/20	9,808

		53,352

	Other Revenue — 0.3%
8,650	Minnesota Public Facilities Authority, Series B, Rev., 5.000%, 03/01/13	9,353

	Total Minnesota	62,705

	Mississippi — 0.7%
	General Obligation — 0.2%
5,760	State of Mississippi, Series A, GO, 5.000%, 10/01/14	6,495

	Prerefunded — 0.5%
15,750	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	14,051

	Total Mississippi	20,546

	Missouri — 3.6%
	General Obligation — 0.1%
1,000	Cass County Reorganized School District No. R-2, GO, 5.000%, 03/01/20	1,103
2,260	Missouri Highway & Transportation Commission, Federal Reimbursement, Series A, GO, 5.000%, 05/01/17	2,643

		3,746

	Other Revenue — 1.8%
14,000	Missouri State Board of Public Buildings, Series A, Rev., 5.000%, 10/15/15	15,198
	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds,
10,805	Series A, Rev., 5.000%, 01/01/19	12,746
20,915	Series A, Rev., 5.000%, 01/01/21	24,313
2,355	Series B, Rev., 5.000%, 07/01/25	2,621

		54,878

	Prerefunded — 0.1%
1,575	Hazelwood School District, GO, 5.250%, 03/01/13 (p)	1,710

	Transportation — 1.6%
	Missouri Highway & Transportation Commission, Federal Reimbursement,
3,730	Series A, Rev., 5.000%, 05/01/16	4,340
4,060	Series A, Rev., 5.000%, 05/01/20	4,695
2,500	Missouri State Highways & Transit Commission, Series A, Rev., 5.000%, 02/01/12 (p)	2,589

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — Continued
	Missouri State Highways & Transit Commission, First Lien,
3,000	Series A, Rev., 5.000%, 05/01/13	3,266
7,000	Series A, Rev., 5.000%, 05/01/17	7,962
6,000	Series B, Rev., 5.000%, 05/01/22	6,620
5,000	Missouri State Highways & Transit Commission, Second Lien, Rev., 5.000%, 05/01/16	5,837
	Missouri State Highways & Transit Commission, Senior Lien,
5,000	Rev., 5.000%, 02/01/16	5,812
7,000	Rev., 5.000%, 02/01/21	7,798

		48,919

	Total Missouri	109,253

	Nebraska — 0.6%
	Education — 0.3%
	University of Nebraska Facilities Corp., Deferred Maintenance,
3,625	Rev., AMBAC, 5.000%, 07/15/18	4,072
3,715	Rev., AMBAC, 5.000%, 07/15/19	4,113

		8,185

	Utility — 0.3%
7,000	City of Lincoln, Electrical Systems, Rev., 5.000%, 09/01/12	7,425
	Nebraska Public Power District,
250	Series B, Rev., AGM, 5.000%, 01/01/17	285
600	Series B, Rev., AGM, 5.000%, 01/01/18	684
2,500	Series C, Rev., NATL-RE, FGIC, 5.000%, 01/01/17	2,789

		11,183

	Total Nebraska	19,368

	Nevada — 1.5%
	Education — 0.4%
	Nevada System of Higher Education,
5,785	Series B, Rev., AMBAC, 5.000%, 07/01/21	6,035
6,075	Series B, Rev., AMBAC, 5.000%, 07/01/22	6,309

		12,344

	General Obligation — 0.3%
5,450	Clark County, Flood Control, GO, 5.000%, 11/01/13	5,931
5,000	State of Nevada, Projects R9-A-R13-F, Series F, GO, AGM, 5.000%, 12/01/24	5,195

		11,126

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — 0.6%
3,795	Clark County School District, Series C, GO, AGM, 5.000%, 12/15/15 (p)	4,438
12,140	Clark County School District, Building, Series D, GO, NATL-RE, 5.000%, 12/15/14 (p)	13,883

		18,321

	Water & Sewer — 0.2%
5,000	Truckee Meadows Water Authority, Rev., AGM, 5.000%, 07/01/16	5,655

	Total Nevada	47,446

	New Hampshire — 0.2%
	Industrial Development Revenue/Pollution Control Revenue — 0.2%
	New Hampshire Municipal Bond Bank,
1,025	Series E, Rev., 5.000%, 01/15/23	1,163
1,035	Series E, Rev., 5.000%, 01/15/24	1,160
1,195	Series E, Rev., 5.000%, 01/15/26	1,320
1,250	Series E, Rev., 5.000%, 01/15/27	1,369

	Total New Hampshire	5,012

	New Jersey — 2.0%
	Education — 0.3%
7,500	New Jersey Higher Education Assistance Authority, Series A, Rev., 5.000%, 06/01/15	8,147

	General Obligation — 0.5%
1,100	Hunterdon County, General Improvement, GO, 4.000%, 05/01/13	1,169
1,350	North Brunswick Township Board of Education, GO, 5.000%, 07/15/22	1,532
2,500	State of New Jersey, GO, 5.250%, 08/01/20	2,853
1,995	Sussex County Municipal Utilities Authority, Capital Appreciation, Series B, GO, AGM, Zero Coupon, 12/01/20	1,356
	Township of Franklin, Somerset County,
665	GO, 4.000%, 05/01/16	734
1,180	GO, 5.000%, 05/01/17	1,364
	Township of Woodbridge,
1,000	GO, 4.000%, 07/15/15	1,091
1,720	GO, 4.000%, 07/15/16	1,883
1,100	GO, 5.000%, 07/15/22	1,229
1,200	GO, 5.000%, 07/15/23	1,327

		14,538

	Industrial Development Revenue/Pollution Control Revenue — 0.4%
5,000	New Jersey EDA, Cigarette Tax, Rev., AGC-ICC, 5.375%, 06/15/14	5,257

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — Continued
7,570	New Jersey Environmental Infrastructure Trust, Series A, Rev., 5.000%, 09/01/16	8,595

		13,852

	Other Revenue — 0.2%
6,000	Garden State Preservation Trust, 2005, Series A, Rev., AGM, 5.800%, 11/01/17	7,033

	Prerefunded — 0.6%
	Garden State Preservation Trust,
2,670	Series A, Rev., AGM, 5.250%, 11/01/13 (p)	2,973
	New Jersey Transportation Trust Fund Authority, Transportation System,
5,000	Series C, Rev., AGM-CR, 5.500%, 06/15/13 (p)	5,515
1,500	Series D, Rev., 5.000%, 06/15/14 (p)	1,691
8,120	Tobacco Settlement Financing Corp., Rev., 6.750%, 06/01/13 (p)	9,132

		19,311

	Total New Jersey	62,881

	New Mexico — 1.3%
	General Obligation — 0.2%
5,000	Albuquerque Municipal School District No. 12, GO, 5.000%, 08/01/14	5,622

	Other Revenue — 0.5%
	New Mexico Finance Authority, Senior Lien,
1,625	Series B, Rev., 5.000%, 06/01/22	1,790
1,690	Series B, Rev., 5.000%, 06/01/23	1,843
1,820	Series B, Rev., 5.000%, 06/01/25	1,943
1,965	Series B, Rev., 5.000%, 06/01/27	2,068
	New Mexico Finance Authority, State Transportation, Sub Lien,
1,195	Series A-2, Rev., 4.000%, 12/15/18	1,306
3,000	Series A-2, Rev., 5.000%, 12/15/19	3,467
2,245	Series A-2, Rev., 5.000%, 12/15/20	2,591

		15,008

	Special Tax — 0.6%
7,000	New Mexico Finance Authority, Senior Lien, Series A, Rev., NATL-RE, 5.250%, 06/15/16	7,698
10,735	State of New Mexico, Series A-1, Rev., 4.000%, 07/01/14	11,401

		19,099

	Total New Mexico	39,729

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — 9.2%
	Certificate of Participation/Lease — 0.5%
15,000	New York State Urban Development Corp., Service Contract, Series B, Rev., COP, 5.250%, 01/01/25	15,842

	Education — 1.8%
3,000	Erie County Industrial Development Agency, City of Buffalo School District Project, Series A, Rev., AGM, 5.750%, 05/01/21	3,411
6,750	New York City Transitional Finance Authority, Building Aid Revenue, Series S-2, Rev., NATL-RE, FGIC, 5.000%, 01/15/22	7,168
5,340	New York State Dormitory Authority, Columbia University, Series B, Rev., 5.000%, 07/01/15	6,152
	New York State Dormitory Authority, Education,
10,000	Series A, Rev., 5.000%, 03/15/21	11,152
4,000	Series A, Rev., 5.000%, 03/15/23	4,423
8,000	Series C, Rev., 5.000%, 03/15/14	8,904
6,500	Series C, Rev., 5.000%, 12/15/21	7,077
	New York State Dormitory Authority, School Districts, Building Finance Program,
400	Series A, Rev., NATL-RE, 5.000%, 10/01/13	432
510	Series A, Rev., NATL-RE, 5.000%, 10/01/14	560
675	Series A, Rev., NATL-RE, 5.000%, 10/01/15	750
1,360	Series A, Rev., NATL-RE, 5.000%, 10/01/18	1,503
4,395	New York State Dormitory Authority, University Dormitory Facilities, Series A, Rev., 5.000%, 07/01/22	4,716

		56,248

	General Obligation — 0.1%
	Briarcliff Manor, Public Improvement,
285	Series A, GO, AGM, 5.000%, 09/01/13	312
100	Series A, GO, AGM, 5.000%, 09/01/14	113
1,855	New York City, Unrefunded Balance, Series F, GO, 6.000%, 01/15/21	1,991

		2,416

	Hospital — 0.2%
	New York State Dormitory Authority, Mental Health Services Facilities Improvement,
3,600	Series D, Rev., AGM, 5.000%, 02/15/14	3,916
2,220	Series D, Rev., AGM, 5.000%, 08/15/14	2,441
510	Series D, Rev., AGM, 5.000%, 02/15/18	566

		6,923

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 2.4%
1,235	New York City Municipal Water Finance Authority, Fiscal Year 2010, Series BB, Rev., 2.500%, 06/15/13	1,282
17,835	New York City Municipal Water Finance Authority, Second Generation Resolution, Series FF, Rev., 5.000%, 06/15/24	19,690
4,790	New York City Transitional Finance Authority, Building Aid Revenue, Sub Series S-1A, Rev., 5.000%, 07/15/18	5,412
400	New York City Transitional Finance Authority, Fiscal Year 2007, Series S-1, Rev., NATL-RE, FGIC, 5.000%, 07/15/16	453
395	New York City Transitional Finance Authority, Future Tax Secured, Sub Series A-2, Rev., 5.000%, 11/01/18	439
10,000	New York State Dormitory Authority, Construction Services Contract, Series A, Rev., 5.000%, 07/01/23	10,694
7,425	New York State Thruway Authority, Series B, Rev., 5.000%, 04/01/23	8,049
10,000	New York State Thruway Authority, State Personal Transportation, Series A, Rev., 5.000%, 03/15/26	10,808
5,000	New York State Urban Development Corp., Series D, Rev., 5.500%, 01/01/19	5,755
	Triborough Bridge & Tunnel Authority, General Purpose,
4,970	Series A-2, Rev., 5.000%, 11/15/28	5,166
5,000	Series B, Rev., 5.250%, 11/15/18	5,299

		73,047

	Prerefunded — 0.8%
5,000	Metropolitan Transportation Authority, Series A, Rev., FGIC, 5.250%, 11/15/11 (p)	5,136
1,005	New York City, Series F, GO, 6.000%, 01/15/13 (p)	1,099
	New York State Thruway Authority,
5,000	Series A, Rev., 5.500%, 03/15/12 (p)	5,228
5,000	Series A, Rev., NATL-RE, 5.250%, 04/01/13 (p)	5,445
5,000	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., VAR, 6.950%, 07/15/17 (p)	6,451

		23,359

	Special Tax — 1.5%
	New York City Transitional Finance Authority, Future Tax Secured,
5,000	Series A, Rev., VAR, 5.500%, 11/01/26	5,117
4,985	Series B, Rev., 5.000%, 11/01/17	5,747

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Special Tax — Continued
3,750	Series B, Rev., 5.000%, 11/01/21	4,256
7,875	New York Local Government Assistance Corp., Sub Series A-5/6, Rev., 5.500%, 04/01/19	9,422
5,805	New York Local Government Assistance Corp., Senior Lien, Rev., 5.500%, 04/01/19	6,946
	New York State Environmental Facilities Corp.,
1,000	Series A, Rev., 5.000%, 12/15/19	1,129
2,430	Series A, Rev., 5.250%, 12/15/18	2,885
5,000	New York State Thruway Authority, Series A, Rev., 5.250%, 03/15/19	5,893
5,000	Sales Tax Asset Receivables Corp., Series A, Rev., AMBAC, 5.250%, 10/15/27	5,352

		46,747

	Transportation — 1.0%
	Metropolitan Transportation Authority,
1,000	Series 2008-C, Rev., 6.500%, 11/15/28	1,124
6,000	Series A, Rev., AMBAC, 5.500%, 11/15/14	6,715
7,135	Series B, Rev., NATL-RE, 5.000%, 11/15/17	8,030
7,000	Series B, Rev., NATL-RE, FGIC, 5.250%, 11/15/16	7,480
2,535	New York State Thruway Authority, Series B, Rev., AMBAC, 5.000%, 04/01/18	2,809
5,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., 5.250%, 11/15/15	5,795

		31,953

	Water & Sewer — 0.9%
1,550	Erie County Water Authority, Rev., 5.000%, 12/01/16	1,797
	New York City Municipal Water Finance Authority,
380	Series AA, Rev., 5.000%, 06/15/17	441
2,500	Series CC, Rev., 5.000%, 06/15/29	2,612
2,500	New York City Municipal Water Finance Authority, Second Generation Resolution, Series BB, Rev., 5.000%, 06/15/17	2,839
1,010	New York State Environmental Facilities Corp., Rev., AGM, 5.750%, 06/15/12	1,070
10,225	New York State Environmental Facilities Corp., New York City Municipal Project, Revolving Funds, Sub Series C, Rev., 5.000%, 06/15/21	11,310
2,250	New York State Environmental Facilities Corp., New York City Municipal Water Financing Authority, Series A, Rev., 5.000%, 06/15/19	2,518

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — Continued
5,000	New York State Environmental Facilities Corp., Revolving Funds, Series B, Rev., 5.000%, 06/15/13	5,459

		28,046

	Total New York	284,581

	North Carolina — 1.4%
	Certificate of Participation/Lease — 0.1%
1,020	Iredell County, School Project, COP, AMBAC, 5.000%, 06/01/17	1,141

	General Obligation — 1.0%
200	City of Charlotte, Series B, GO, 5.000%, 06/01/20	232
	Durham County,
1,000	GO, 5.000%, 04/01/16	1,166
1,175	GO, 5.000%, 04/01/17	1,383
2,950	Mecklenburg County, Public Improvement, Series B, GO, 5.000%, 02/01/15	3,361
1,240	New Hanover County, GO, 5.000%, 12/01/16	1,464
10,000	State of North Carolina, Public Improvement, Series A, GO, 5.000%, 05/01/15	11,471
	Wake County, Annual Appropriation, Limited Obligation,
1,205	GO, 5.000%, 06/01/17	1,399
3,905	GO, 5.000%, 06/01/20	4,469
5,950	GO, 5.000%, 06/01/21	6,727

		31,672

	Other Revenue — 0.2%
	City of High Point,
1,000	Rev., AGM, 5.000%, 11/01/25	1,059
1,170	Rev., AGM, 5.000%, 11/01/26	1,231
4,155	State of North Carolina, Annual Appropriation, Series A, Rev., 5.000%, 05/01/22	4,662

		6,952

	Utility — 0.1%
2,500	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.250%, 01/01/19	2,754

	Total North Carolina	42,519

	Ohio — 2.3%
	Certificate of Participation/Lease — 0.1%
2,105	Ohio State Building Authority, Adult Correctional Facilities, Series B, Rev., COP, 5.000%, 10/01/13	2,302

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	25

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Education — 0.1%
2,700	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/20	2,957

	General Obligation — 1.4%
1,390	City of Cleveland, Series A, GO, AMBAC, 5.000%, 10/01/14	1,546
7,780	City of Columbus, Limited Tax, Series 2, GO, 5.000%, 07/01/15	8,662
2,000	City of Columbus, Various Purpose, Series D, GO, 5.000%, 12/15/11	2,059
5,725	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	6,638
225	Kettering City School District, School Improvement, GO, AGM, 5.000%, 12/01/22	238
	State of Ohio, Common Schools,
3,000	Series B, GO, 5.000%, 03/15/14 (p)	3,353
3,165	Series B, GO, 5.000%, 09/15/15	3,590
5,035	Series B, GO, 5.000%, 09/15/16	5,776
5,325	Series D, GO, 5.000%, 09/15/12	5,654
5,495	State of Ohio, Infrastructure Improvement, Series A, GO, 5.375%, 02/01/15	6,266

		43,782

	Other Revenue — 0.1%
2,235	Ohio State Building Authority, State Financials Facilities, Adult Correctional, Series B, Rev., 5.000%, 10/01/22	2,430

	Prerefunded — 0.2%
200	Greater Cleveland Regional Transit Authority, Capital Improvement, Series A, GO, NATL-RE, 5.625%, 12/01/11 (p)	206
6,330	Ohio State Water Development Authority, Rev., 5.000%, 06/01/15 (p)	7,283

		7,489

	Transportation — 0.1%
1,715	City of Cleveland, Rev., AGM, 5.250%, 09/15/18	1,878

	Water & Sewer — 0.3%
	City of Cincinnati, Water System,
3,805	Series A, Rev., 5.000%, 12/01/17	4,454
4,650	Series A, Rev., 5.000%, 12/01/18	5,448

		9,902

	Total Ohio	70,740

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oklahoma — 0.4%
	Education — 0.4%
	Tulsa County Industrial Authority, Jenks Public School,
1,125	Rev., 5.000%, 09/01/14	1,258
3,500	Rev., 5.500%, 09/01/15	4,052
5,210	Rev., 5.500%, 09/01/18	6,164

		11,474

	Total Oklahoma	11,474

	Oregon — 1.8%
	Certificate of Participation/Lease — 0.5%
	Oregon State Department of Administrative Services,
3,425	Series A, COP, 5.000%, 05/01/20	3,827
3,350	Series A, COP, 5.000%, 05/01/21	3,701
6,965	Series A, COP, 5.000%, 05/01/22	7,625

		15,153

	General Obligation — 0.5%
1,500	Clackamas County, School District No. 12, GO, AGM, 5.000%, 06/15/18	1,758
1,500	Deschutes County Administrative School, District No. 1, GO, AGM, 5.000%, 06/15/11	1,509
100	Marion County, GO, AMBAC, 5.500%, 06/01/23	121
5,085	Oregon State Department of Administrative Services, Series A, GO, 5.000%, 05/01/14	5,632
	Portland Community College District,
2,055	GO, 5.000%, 06/15/13	2,243
4,950	GO, AGM, 5.000%, 06/15/14	5,550

		16,813

	Other Revenue — 0.4%
10,060	Oregon State Department of Administrative Services, Rev., AGM, 5.000%, 09/01/12	10,668
2,715	Oregon State Department of Transportation, Series B, Rev., 5.000%, 11/15/19	2,986

		13,654

	Special Tax — 0.1%
1,250	Oregon State Department of Transportation, Senior Lien, Series C, Rev., 5.000%, 11/15/17	1,464

	Water & Sewer — 0.3%
6,560	City of Portland, Sewer Systems, First Lien, Series A, Rev., 5.000%, 06/15/18	7,666

	Total Oregon	54,750

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Pennsylvania — 3.2%
	Education — 0.1%
	Pennsylvania State University,
1,250	Series A, Rev., 5.000%, 03/01/22	1,409
2,000	Series A, Rev., 5.000%, 03/01/23	2,229

		3,638

	General Obligation — 2.3%
9,265	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.000%, 11/01/15	10,080
1,000	Allegheny Valley Joint School District, Series A, GO, NATL-RE, 5.000%, 11/01/19	1,077
2,165	Central Bucks School District, GO, NATL-RE, FGIC, 5.000%, 05/15/15 (p)	2,468
4,585	Chester County, Unrefunded Balance, GO, 5.000%, 07/15/22	5,066
9,475	City of Pittsburgh, Series A, GO, AGM, 5.000%, 09/01/12	9,930
3,000	Commonwealth of Pennsylvania, GO, 5.000%, 07/01/18	3,516
	Commonwealth of Pennsylvania, First Series,
1,000	GO, 5.000%, 10/01/13	1,101
14,865	GO, 5.000%, 05/15/18	17,405
4,000	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 01/01/22	4,396
3,925	Commonwealth of Pennsylvania, Third Series, GO, 5.375%, 07/01/21	4,712
1,315	Haverford Township School District, GO, AGM, 5.250%, 03/15/16	1,519
1,060	Marple Newtown School District, GO, AGM, 5.000%, 03/01/17	1,191
	Red Lion Area School District,
1,860	GO, AGM, 5.000%, 05/01/20	2,071
1,200	GO, AGM, 5.000%, 05/01/21	1,322
2,365	GO, AGM, 5.000%, 05/01/22	2,583
2,050	Seneca Valley School District, GO, AGM, 5.000%, 07/01/13	2,229

		70,666

	Hospital — 0.3%
5,500	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/14	6,061
3,000	Sayre Health Care Facilities Authority, Guthrie Health, Rev., VAR, 0.988%, 12/01/24	2,250

		8,311

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.1%
2,500	Northampton County General Purpose Authority, Saint Lukes Hospital Project, Series C, Rev., VAR, 4.500%, 08/15/16	2,546
1,100	Pennsylvania Turnpike Commission, Series A, Rev., AGM, 5.250%, 07/15/22	1,250

		3,796

	Prerefunded — 0.1%
2,550	Chester County, GO, 5.000%, 07/15/17 (p)	2,984

	Transportation — 0.1%
2,070	Pennsylvania Turnpike Commission, Series A, Rev., AGM-CR, AMBAC, 5.000%, 12/01/18	2,295

	Water & Sewer — 0.2%
5,000	Altoona City Authority, Rev., AGM, 5.250%, 11/01/18	5,818

	Total Pennsylvania	97,508

	Puerto Rico — 0.2%
	Prerefunded — 0.2%
5,000	Puerto Rico Public Buildings Authority, Rev., CIFG-TCRS, 5.250%, 07/01/12 (p)	5,271

	South Carolina — 2.0%
	Certificate of Participation/Lease — 0.0% (g)
200	Charleston County, Public Facilities Corp., COP, NATL-RE, 5.000%, 06/01/12	210

	Education — 0.1%
3,025	Scago Educational Facilities Corp. for Colleton School District, Pickens County Project, Rev., AGM, 5.000%, 12/01/21	3,209

	General Obligation — 0.6%
10,000	State of South Carolina, Series A, GO, 5.000%, 06/01/19	11,853
	York County School District No. 1,
2,170	Series A, GO, SCSDE, 5.250%, 03/01/21	2,505
4,740	Series A, GO, SCSDE, 5.250%, 03/01/22	5,413

		19,771

	Other Revenue — 0.3%
7,450	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 06/01/18	7,459

	Prerefunded — 0.2%
4,585	Berkeley County School District, GO, AGM, SCSDE, 5.500%, 07/15/12 (p)	4,867

	Utility — 0.7%
	Piedmont Municipal Power Agency,
13,185	Series A3, Rev., AGC, 5.000%, 01/01/17	14,769

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	27

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Utility — Continued
7,000	Series A3, Rev., AGC, 5.000%, 01/01/18	7,832

		22,601

	Water & Sewer — 0.1%
2,220	City of Charleston, Waterworks & Sewer System, Series A, Rev., 5.000%, 01/01/22	2,506

	Total South Carolina	60,623

	Tennessee — 1.1%
	Education — 0.3%
8,190	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Building, Vanderbilt University, Series A, Rev., 5.000%, 10/01/18	9,575

	General Obligation — 0.3%
2,325	City of Memphis, General Improvement, GO, NATL-RE, 5.250%, 10/01/18	2,733
	Metropolitan Government Nashville & Davidson County,
1,000	Series A, GO, NATL-RE, 5.000%, 01/01/16	1,151
4,050	Series B, GO, 5.000%, 08/01/21	4,430
1,500	State of Tennessee, Series C, GO, 5.000%, 05/01/16	1,750

		10,064

	Other Revenue — 0.1%
4,000	City of Memphis, Rev., 5.000%, 12/01/15	4,593

	Prerefunded — 0.2%
5,000	Memphis-Shelby County Sports Authority, Inc., Memphis Arena Project, Series B, Rev., AMBAC, 5.500%, 11/01/12 (p)	5,366

	Utility — 0.1%
3,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.000%, 09/01/13	3,158

	Water & Sewer — 0.1%
2,070	City of Memphis, Sewer System, Rev., AGM, 5.000%, 05/01/17	2,387

	Total Tennessee	35,143

	Texas — 9.1%
	Certificate of Participation/Lease — 0.0% (g)
1,550	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., COP, AMBAC, 5.000%, 02/01/18	1,665

	Education — 0.8%
	Southwest Higher Education Authority, Southern Methodist University Project,
1,000	Rev., 5.000%, 10/01/14	1,121

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — Continued
2,000	Rev., 5.000%, 10/01/20	2,246
3,000	Rev., 5.000%, 10/01/21	3,331
	Texas State University Systems,
3,150	Rev., 5.250%, 03/15/27	3,315
1,000	Series A, Rev., AMBAC, 5.500%, 03/15/17	1,147
	University of North Texas, Financing System,
1,255	Series A, Rev., 5.000%, 04/15/20	1,421
2,500	Series A, Rev., 5.000%, 04/15/22	2,769
	University of Texas, Financing System,
3,000	Series B, Rev., 5.000%, 08/15/16 (p)	3,494
2,500	Series B, Rev., 5.250%, 08/15/17	2,980
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.000%, 03/01/21	2,512
1,215	Series C, Rev., 5.000%, 03/01/22	1,330

		25,666

	General Obligation — 3.7%
5,725	Bell County, Unrefunded Balance, Limited Tax Note, GO, 5.000%, 02/15/14	5,909
1,075	Bexar County, GO, 5.250%, 06/15/22	1,197
1,890	City of El Paso, GO, 5.000%, 08/15/14	2,110
2,260	City of Fort Worth, General Purpose, GO, 5.000%, 03/01/18	2,634
4,485	City of Garland, Series A, GO, 5.000%, 02/15/23	4,924
3,225	City of Lubbock, Waterworks Systems, GO, AGM, 5.000%, 02/15/16	3,712
1,000	Clear Creek Independent School District, School Building, GO, 5.250%, 02/15/24	1,099
185	Collin County, Tax Refund, GO, 5.000%, 02/15/21	199
	Dallas County Community College District,
3,000	GO, 5.000%, 02/15/14	3,342
1,400	GO, 5.000%, 02/15/16	1,629
1,965	GO, 5.000%, 02/15/24	2,185
	Dallas Independent School District, Maintenance Tax Notes,
3,470	GO, 5.000%, 02/15/13	3,743
2,085	GO, 5.000%, 02/15/15	2,371
	Deer Park Independent School District, Limited Tax,
1,000	GO, AGM, 4.000%, 02/15/15	1,096
1,000	GO, AGM, 5.250%, 02/15/26	1,065
1,000	GO, AGM, 5.250%, 02/15/27	1,060

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
3,680	Edinburg Consolidated Independent School District, School Building, Series A, GO, AGM, 5.000%, 08/15/18	4,332
1,830	Harlandale Independent School District, GO, AGC, 5.000%, 08/01/27	1,900
4,800	Harris County Flood Control District, Series A, GO, 5.250%, 10/01/19	5,711
	Harris County, Permanent Improvement,
2,000	Series B, GO, 4.000%, 10/01/15	2,223
1,500	Series B, GO, 5.000%, 10/01/15	1,731
1,605	Series B, GO, 5.000%, 10/01/19	1,886
	Harris County, Road,
1,225	Series A, GO, 4.000%, 10/01/13	1,321
2,750	Series A, GO, 5.250%, 10/01/18	3,284
2,000	Series A, GO, 5.250%, 10/01/19	2,388
3,500	Katy Independent School District, Series A, GO, PSF-GTD, 5.000%, 02/15/14	3,892
665	La Joya Independent School District, GO, PSF-GTD, 5.000%, 02/15/17	758
	Longview Independent School District, Capital Appreciation, School Building,
1,575	GO, PSF-GTD, Zero Coupon, 02/15/14	1,512
2,210	GO, PSF-GTD, Zero Coupon, 02/15/15	2,060
3,870	GO, PSF-GTD, Zero Coupon, 02/15/16	3,478
	North East Independent School District, Capital Appreciation, School Building,
2,500	Series A, GO, PSF-GTD, Zero Coupon, 08/01/12	2,475
1,430	Series A, GO, PSF-GTD, Zero Coupon, 08/01/13	1,391
2,730	Series A, GO, PSF-GTD, Zero Coupon, 08/01/15	2,513
	San Jacinto Community College District,
4,920	GO, 5.000%, 02/15/18	5,665
5,000	GO, 5.000%, 02/15/34	5,100
1,330	GO, AMBAC, 5.000%, 02/15/19	1,482
390	GO, AMBAC, 5.000%, 02/15/20	430
8,000	State of Texas, Public Finance Authority, Series A, GO, 5.000%, 10/01/16	9,364
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.000%, 08/01/20	2,848
4,340	Series A, GO, 5.000%, 08/01/21	4,895
1,800	Tarrant County, Limited Tax, GO, 5.000%, 07/15/20	2,043
500	Travis County, GO, 5.000%, 03/01/12	520

		113,477

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.2%
5,120	Harris County Health Facilities Development Corp., Hermann Memorial Healthcare System, Series B, Rev., 7.200%, 12/01/28	5,389
1,350	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.000%, 02/15/15	1,472

		6,861

	Other Revenue — 0.3%
5,150	City of Houston, Junior Lien, Series A, Rev., AGM, 5.125%, 12/01/12 (p)	5,527
	Coastal Water Authority, City of Houston Projects,
200	Rev., 4.000%, 12/15/18	218
3,315	Rev., 5.000%, 12/15/23	3,671

		9,416

	Prerefunded — 1.0%
6,975	Bell County, Limited Tax Note, GO, 5.000%, 02/15/12 (p)	7,233
	City of Houston, Junior Lien,
5,550	Series A, Rev., AGM, 5.750%, 12/01/32 (p)	6,544
5,000	Series B, Rev., AMBAC, 5.750%, 12/01/12 (p)	5,415
8,935	Dallas Area Rapid Transit, Senior Lien, Rev., AMBAC, 5.000%, 12/01/11 (p)	9,182
1,000	North Texas Tollway Authority, Series A, Rev., AGM, 5.000%, 01/01/15 (p)	1,132
1,200	University of Texas, Financing System, Series B, Rev., 5.250%, 08/15/13 (p)	1,321

		30,827

	Special Tax — 0.3%
	Carroll Independent School District,
1,000	Series C, GO, 5.000%, 02/15/20	1,181
945	Series C, GO, 5.000%, 02/15/22	1,104
325	Series C, GO, 5.000%, 02/15/23	375
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.000%, 04/01/18	5,606

		8,266

	Transportation — 1.1%
200	City of Laredo, International Toll Bridge, Series B, Rev., AGM, 5.000%, 10/01/13	218
	Dallas Area Rapid Transit, Senior Lien,
4,620	Rev., 5.000%, 12/01/21	5,192
3,000	Rev., 5.250%, 12/01/48	3,038
10,000	Series A, Rev., 5.000%, 12/01/16	11,676
7,660	Series A, Rev., 5.000%, 12/01/21	8,622

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	29

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Transportation — Continued
	Dallas-Fort Worth International Airport Facilities Improvement Corp.,
1,000	Series A, Rev., 5.000%, 11/01/19	1,096
2,000	Series A, Rev., 5.000%, 11/01/21	2,098
600	Texas State Transportation Commission, First Tier, Series A, Rev., 5.250%, 04/01/14	673

		32,613

	Utility — 0.1%
4,000	City of San Antonio, Electric & Gas, Series B, Rev., 5.000%, 02/01/13	4,303

	Water & Sewer — 1.6%
200	City of Dallas, Waterworks & Sewer System Improvements, Rev., AGM, 5.375%, 10/01/12	214
3,880	City of Dallas, Waterworks & Sewer Systems, Rev., AMBAC, 5.000%, 10/01/17	4,574
6,020	Colorado River Municipal Water District, Water System, Rev., AMBAC, 5.375%, 01/01/15	6,409
	North Texas Municipal Water District,
2,030	Rev., 5.000%, 06/01/15	2,297
2,130	Rev., 5.000%, 06/01/16	2,442
2,230	Rev., 5.000%, 06/01/17	2,560
2,130	Rev., 5.000%, 06/01/18	2,444
2,695	Rev., 5.000%, 06/01/21	2,985
2,955	Rev., 5.000%, 06/01/23	3,207
3,405	Rev., 5.000%, 06/01/26	3,583
	Texas Water Development Board, State Revolving Fund,
3,200	Sub Series A-1, Rev., 5.000%, 07/15/17	3,731
3,820	Sub Series A-1, Rev., 5.000%, 07/15/20	4,386
8,780	Trinity River Authority, Texas Regional Water, Rev., 5.000%, 08/01/12	9,268

		48,100

	Total Texas	281,194

	Utah — 1.3%
	Education — 0.2%
	Utah State University of Agriculture & Applied Science,
1,000	Rev., 5.000%, 12/01/19	1,138
1,050	Rev., 5.000%, 12/01/20	1,177
1,100	Rev., 5.000%, 12/01/21	1,221
1,150	Rev., 5.000%, 12/01/22	1,266

		4,802

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
	Salt Lake County Municipal Building Authority,
1,125	Series A, Rev., 5.000%, 12/01/15	1,291
1,375	Series A, Rev., 5.000%, 12/01/16	1,597
1,000	Series A, Rev., 5.000%, 12/01/17	1,162

		4,050

	Prerefunded — 0.6%
	Utah Transit Authority,
10,000	Series A, Rev., AGM, 5.000%, 12/15/12 (p)	10,734
7,525	Series B, Rev., AGM, 4.750%, 12/15/15 (p)	8,680

		19,414

	Utility — 0.1%
1,680	Utah Municipal Power Agency, Electrical Systems, Series A, Rev., AMBAC, 5.000%, 07/01/16	1,903

	Water & Sewer — 0.3%
7,455	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/26	7,986
2,110	Utah Water Finance Agency, Series A, Rev., AMBAC, 5.000%, 07/01/15	2,278

		10,264

	Total Utah	40,433

	Vermont — 0.2%
	Other Revenue — 0.2%
	University of Vermont & State Agricultural College,
4,230	Rev., AMBAC, 5.000%, 10/01/21	4,622
2,355	Rev., AMBAC, 5.000%, 10/01/22	2,554

	Total Vermont	7,176

	Virginia — 5.1%
	Education — 1.4%
	Virginia College Building Authority, Public Higher Education Financing Program,
7,700	Series A, Rev., 5.250%, 09/01/12 (p)	8,197
9,080	Series B, Rev., 5.000%, 09/01/17	10,612
10,050	Series B, Rev., 5.000%, 09/01/19	11,743
5,135	Virginia Public School Authority, Series A, Rev., 5.000%, 08/01/14	5,777
	Virginia Public School Authority, School Financing, 1997 Resolution,
1,900	Series A, Rev., 5.000%, 08/01/14	2,135
3,000	Series B, Rev., 5.000%, 08/01/13	3,287

		41,751

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — 1.8%
5,180	Arlington County, Public Improvement, GO, 5.000%, 01/15/16	6,031
3,575	Chesterfield County, Public Improvement, Series A, GO, 5.000%, 01/01/16	4,150
3,205	City of Richmond, Public Improvement, Series D, GO, 5.000%, 07/15/26	3,499
	Commonwealth of Virginia,
4,000	Series A, GO, 5.000%, 06/01/13	4,369
2,725	Series A, GO, 5.000%, 06/01/14	3,063
17,575	Series D, GO, 5.000%, 06/01/20	20,539
6,495	Fairfax County, Public Improvement, Series A, GO, 5.000%, 04/01/21	7,392
6,260	Prince William County, Public Improvement, Series A, GO, 5.000%, 08/01/18	7,431

		56,474

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
1,130	Virginia Public Building Authority, Series B, Rev., 5.000%, 08/01/17	1,323

	Other Revenue — 1.0%
	Virginia Public Building Authority,
5,330	Series A, Rev., 5.000%, 08/01/14	5,997
3,005	Series B, Rev., 4.000%, 08/01/12	3,140
4,910	Series B-1, Rev., 5.000%, 08/01/18	5,764
5,620	Series C, Rev., 5.000%, 08/01/21	6,064
5,225	Series D, Rev., 5.000%, 08/01/17	6,118
3,320	Virginia Public School Authority, School Financing, 1997 Resolution, Series B, Rev., 5.250%, 08/01/17	3,925

		31,008

	Prerefunded — 0.5%
1,500	Arlington County, Public Improvement, GO, 5.250%, 05/15/14 (p)	1,701
3,720	Fairfax County, Public Improvement, Series A, GO, 5.000%, 04/01/14 (p)	4,172
7,000	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.625%, 06/01/15 (p)	8,135

		14,008

	Resource Recovery — 0.1%
2,295	Virginia Resources Authority, Pooled Resources, Series A, Rev., 5.000%, 11/01/23	2,589

	Transportation — 0.3%
	Fairfax County EDA, Route 28 Project, Special Tax,
1,500	5.000%, 04/01/15	1,706

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — Continued
1,005	5.000%, 04/01/16	1,163
1,935	5.000%, 04/01/17	2,252
1,655	5.000%, 04/01/18	1,933
2,900	Virginia Commonwealth Transportation Board, Series A, Rev., 5.000%, 05/15/14	3,243

		10,297

	Total Virginia	157,450

	Washington — 1.6%
	General Obligation — 1.6%
	Benton County School District No. 17,
3,220	GO, 5.000%, 12/01/13	3,549
4,300	GO, 5.000%, 12/01/14	4,842
2,000	City of Tacoma, Series B, GO, NATL-RE, Zero Coupon, 12/01/16	1,686
5,000	King County School District No. 414, Lake Washington, GO, AGM, 5.000%, 12/01/20	5,572
	State of Washington, Various Purpose,
10,000	Series 2010C, GO, 5.000%, 08/01/34	10,216
1,000	Series C, GO, 5.000%, 01/01/18	1,164
12,400	Series R-2010A, GO, 5.000%, 01/01/22	13,863
1,800	Whitman County School District No. 267 Pullman, GO, 5.000%, 12/01/18	2,094
4,690	Yakima County School District No. 7, GO, 5.500%, 12/01/23	5,320

		48,306

	Hospital — 0.0% (g)
1,225	Washington Health Care Facilities Authority, Multicare Health Care System, Series A, Rev., AGM, 5.250%, 08/15/23	1,289

	Utility — 0.0% (g)
200	Energy Northwest, Project 1, Series A, Rev., NATL-RE, 5.250%, 07/01/13	219

	Total Washington	49,814

	Wisconsin — 0.4%
	General Obligation — 0.4%
700	Milwaukee County, Series A, GO, NATL-RE, 5.000%, 10/01/11	714
	State of Wisconsin,
5,000	Series 3, GO, NATL-RE, 5.000%, 05/01/14	5,570
5,000	Series E, GO, NATL-RE, FGIC, 5.000%, 05/01/15	5,692

	Total Wisconsin	11,976

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	31

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Wyoming — 0.0% (g)
	Other Revenue — 0.0% (g)
150	Wyoming State Loan & Investment Board, Capital Facilities, Rev., 5.000%, 10/01/22	157

	Total Municipal Bonds (Cost $2,820,339)	2,938,051

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.3%
	Investment Company — 3.3%
100,263	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.130% † (b) (l) (m) (Cost $100,263)	100,263

	Total Investments — 98.7% (Cost $2,920,602)	3,038,314
	Other Assets in Excess of Liabilities — 1.3%	41,019

	NET ASSETS — 100.0%	$3,079,333

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
Barclays Bank plc	2.970% at termination	CPI-U at termination	06/14/11	$2,000	$(87)	$—
Barclays Bank plc	2.940% at termination	CPI-U at termination	06/15/11	3,000	(127)	—
Barclays Bank plc	2.890% at termination	CPI-U at termination	08/25/11	25,000	(1,187)	—
Barclays Bank plc	2.490% at termination	CPI-U at termination	10/12/11	50,000	(1,154)	—
Barclays Bank plc	2.760% at termination	CPI-U at termination	09/16/12	1,500	(39)	—
Barclays Bank plc	3.003% at termination	CPI-U at termination	01/15/13	20,000	(1,280)	—
Barclays Bank plc	2.855% at termination	CPI-U at termination	02/13/13	500	(21)	—
Barclays Bank plc	2.540% at termination	CPI-U at termination	03/19/13	50,000	(1,532)	—
Barclays Bank plc	2.950% at termination	CPI-U at termination	06/14/13	2,000	(108)	—
Barclays Bank plc	2.923% at termination	CPI-U at termination	06/15/13	3,000	(155)	—
Barclays Bank plc	2.573% at termination	CPI-U at termination	07/15/13	25,000	(754)	—
Barclays Bank plc	2.895% at termination	CPI-U at termination	08/25/13	25,000	(1,379)	—
Barclays Bank plc	2.573% at termination	CPI-U at termination	01/15/14	50,000	(1,688)	—
Barclays Bank plc	2.993% at termination	CPI-U at termination	01/15/14	25,000	(1,659)	—
Barclays Bank plc	2.920% at termination	CPI-U at termination	01/15/15	25,000	(1,655)	—
Barclays Bank plc	3.007% at termination	CPI-U at termination	01/15/15	20,000	(1,504)	—
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	50,000	(1,776)	—
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	50,000	(1,688)	—
Barclays Bank plc	2.998% at termination	CPI-U at termination	01/15/16	25,000	(1,833)	—
Barclays Bank plc	2.095% at termination	CPI-U at termination	05/24/16	50,000	1,472	—
Barclays Bank plc	2.943% at termination	CPI-U at termination	06/14/16	5,000	(310)	—
Barclays Bank plc	2.930% at termination	CPI-U at termination	06/15/16	3,000	(182)	—
Barclays Bank plc	2.680% at termination	CPI-U at termination	07/15/16	25,000	(946)	—
Barclays Bank plc	2.718% at termination	CPI-U at termination	01/15/17	50,000	(2,154)	—
Barclays Bank plc	2.220% at termination	CPI-U at termination	05/24/17	50,000	1,352	—
Barclays Bank plc	2.095% at termination	CPI-U at termination	07/06/17	50,000	1,903	—
Barclays Bank plc	2.812% at termination	CPI-U at termination	10/12/19	25,000	(976)	—
Barclays Bank plc	2.420% at termination	CPI-U at termination	05/24/20	25,000	723	—
BNP Paribas	1.980% at termination	CPI-U at termination	01/31/14	100,000	2,531	—
BNP Paribas	1.910% at termination	CPI-U at termination	06/18/15	50,000	1,666	—
BNP Paribas	2.350% at termination	CPI-U at termination	07/06/20	25,000	944	—
BNP Paribas	2.720% at termination	CPI-U at termination	04/01/21	50,000	501	—
Citibank, N.A.	2.285% at termination	CPI-U at termination	06/30/18	50,000	1,541	—
Citibank, N.A.	2.280% at termination	CPI-U at termination	07/01/18	50,000	1,568	—
Citibank, N.A.	2.420% at termination	CPI-U at termination	06/30/20	50,000	1,550	—
Citibank, N.A.	2.410% at termination	CPI-U at termination	07/01/20	50,000	1,599	—
Citibank, N.A.	2.330% at termination	CPI-U at termination	07/06/20	50,000	1,978	—
Citibank, N.A.	2.470% at termination	CPI-U at termination	07/02/22	50,000	1,836	—
Deutsche Bank AG, New York	1.990% at termination	CPI-U at termination	06/08/15	40,000	1,144	—
Deutsche Bank AG, New York	2.135% at termination	CPI-U at termination	08/03/16	100,000	2,681	—
Deutsche Bank AG, New York	2.410% at termination	CPI-U at termination	06/30/20	100,000	3,192	—
Morgan Stanley Capital Services	2.220% at termination	CPI-U at termination	08/16/20	100,000	5,444	—
Royal Bank of Scotland	2.140% at termination	CPI-U at termination	09/15/13	100,000	(3,288)	—
Royal Bank of Scotland	2.430% at termination	CPI-U at termination	06/28/20	25,000	750	—
Royal Bank of Scotland	2.423% at termination	CPI-U at termination	06/30/20	75,000	2,303	—
Royal Bank of Scotland	0.036% at termination	CPI-U at termination	07/31/29	89,000	(9,997)	—
Union Bank of Switzerland AG	2.275% at termination	CPI-U at termination	07/02/18	50,000	1,589	—
Union Bank of Switzerland AG	2.220% at termination	CPI-U at termination	07/06/18	50,000	1,810	—
Union Bank of Switzerland AG	2.140% at termination	CPI-U at termination	07/09/18	50,000	2,122	—
Union Bank of Switzerland AG	2.480% at termination	CPI-U at termination	07/01/22	50,000	1,779	—

					$6,499	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	33

JPMorgan Tax Aware Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

ADR	— American Depositary Receipt
AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.*
AMT	— Alternative Minimum Tax
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
CIFG	— Insured by CDC IXIS Financial Guaranty
COP	— Certificate of Participation
CR	— Custodial Receipts
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
GAN	— Grant Anticipation Notes
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
ICC	— Insured Custody Certificates
IDA	— Industrial Development Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue
SCSDE	— South Carolina School District Enhancement
TCRS	— Transferable Custodial Receipts
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2011.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of April 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security.
†	— Approximately $31,600,000 of this investment is restricted as collateral for swaps to various brokers.

*	Filed for bankruptcy on November 8, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	Tax Aware Equity Fund	Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$758,108	$2,938,051
Investments in affiliates, at value	8,914	68,663
Investments in affiliates — restricted, at value	—	31,600

Total investment securities, at value	767,022	3,038,314
Restricted cash	—	1,020
Receivables:
Investment securities sold	—	573
Fund shares sold	1,992	9,326
Interest and dividends	839	42,039
Variation margin on futures contracts	10	—
Outstanding swap contracts, at value	—	43,978
Other assets	17	—

Total Assets	769,880	3,135,250

LIABILITIES:
Payables:
Dividends	—	5,440
Investment securities purchased	1,457	2,117
Fund shares redeemed	1,013	8,958
Outstanding swap contracts, at value	—	37,479
Accrued liabilities:
Investment advisory fees	212	872
Administration fees	54	229
Shareholder servicing fees	79	312
Distribution fees	2	96
Custodian and accounting fees	42	141
Collateral management fees	—	15
Trustees’ and Chief Compliance Officer’s fees	2	14
Other	139	244

Total Liabilities	3,000	55,917

Net Assets	$766,880	$3,079,333

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	35

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Tax Aware Equity Fund	Tax Aware Real Return Fund
NET ASSETS:
Paid in capital	$686,835	$3,000,385
Accumulated undistributed net investment income	641	79
Accumulated net realized gains (losses)	(118,174)	(45,342)
Net unrealized appreciation (depreciation)	197,578	124,211

Total Net Assets	$766,880	$3,079,333

Net Assets:
Class A	$5,535	$181,092
Class C	1,305	96,461
Institutional Class	554,424	726,238
Select Class	205,616	2,075,542

Total	$766,880	$3,079,333

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	289	17,774
Class C	68	9,491
Institutional Class	28,927	71,177
Select Class	10,732	203,664

Net Asset Value:
Class A — Redemption price per share	$19.15	$10.19
Class C — Offering price per share (a)	19.14	10.16
Institutional Class — Offering and redemption price per share	19.17	10.20
Select Class — Offering and redemption price per share	19.16	10.19
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.21	$10.59

Cost of investments in non-affiliates	$560,568	$2,820,339
Cost of investments in affiliates	8,914	100,263

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2		$49,803
Dividend income from non-affiliates	4,684		—
Interest income from affiliates	—		107
Dividend income from affiliates	7		43
Other income	16		—

Total investment income	4,709		49,953

EXPENSES:
Investment advisory fees	949		5,315
Administration fees	242		1,359
Distribution fees:
Class A	1		219
Class C	1		376
Shareholder servicing fees:
Class A	1		219
Class C	—	(a)	125
Institutional Class	252		337
Select Class	46		2,610
Custodian and accounting fees	13		206
Collateral management fees	—		15
Professional fees	32		53
Trustees’ and Chief Compliance Officer’s fees	3		15
Printing and mailing costs	3		76
Registration and filing fees	10		46
Transfer agent fees	14		202
Reorganization expenses	201		—
Other	7		14

Total expenses	1,775		11,187

Less amounts waived	(260)		(1,437)
Less earnings credits	—	(a)	— (a)

Net expenses	1,515		9,750

Net investment income (loss)	3,194		40,203

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	24,310		2,239
Futures	1,067		—
Swaps	—		(6,176)

Net realized gain (loss)	25,377		(3,937)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	53,154		(49,949)
Futures	(41)		—
Swaps	—		89,059

Change in net unrealized appreciation (depreciation)	53,113		39,110

Net realized/unrealized gains (losses)	78,490		35,173

Change in net assets resulting from operations	$81,684		$75,376

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,194	$5,618	$40,203	$80,963
Net realized gain (loss)	25,377	50,530	(3,937)	(3,231)
Change in net unrealized appreciation (depreciation)	53,113	6,795	39,110	74,962

Change in net assets resulting from operations	81,684	62,943	75,376	152,694

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)
From net investment income	—	—	(2,240)	(4,380)
Class C (a)
From net investment income	—	—	(944)	(1,818)
Institutional Class
From net investment income	(3,086)	(5,693)	(9,497)	(17,054)
Select Class (a)
From net investment income	—	—	(27,604)	(57,055)

Total distributions to shareholders	(3,086)	(5,693)	(40,285)	(80,307)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	215,565	29,828	(146,097)	89,603

NET ASSETS:
Change in net assets	294,163	87,078	(111,006)	161,990
Beginning of period	472,717	385,639	3,190,339	3,028,349

End of period	$766,880	$472,717	$3,079,333	$3,190,339

Accumulated undistributed net investment income	$641	$533	$79	$161

(a)	Commencement of offering of class of shares effective March 22, 2011 for Tax Aware Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$142	$—	$36,257	$105,475
Net assets acquired in Fund reorganization (See Note 8)	5,238	—	—	—
Dividends and distributions reinvested	—	—	1,918	3,608
Cost of shares redeemed	(90)	—	(44,893)	(83,054)

Change in net assets from capital transactions	$5,290	$—	$(6,718)	$26,029

Class C (a)
Proceeds from shares issued	$28	$—	$9,436	$43,126
Net assets acquired in Fund reorganization (See Note 8)	1,275	—	—	—
Dividends and distributions reinvested	—	—	669	1,285
Cost of shares redeemed	(58)	—	(22,441)	(28,104)

Change in net assets from capital transactions	$1,245	$—	$(12,336)	$16,307

Institutional Class
Proceeds from shares issued	$96,353	$189,228	$126,566	$286,719
Net assets acquired in Fund reorganization (See Note 8)	28,635	—	—	—
Dividends and distributions reinvested	160	264	2,591	5,145
Cost of shares redeemed	(112,577)	(159,664)	(84,288)	(247,124)

Change in net assets from capital transactions	$12,571	$29,828	$44,869	$44,740

Select Class (a)
Proceeds from shares issued	$7,863	$—	$238,364	$896,158
Net assets acquired in Fund reorganization (See Note 8)	198,020	—	—	—
Dividends and distributions reinvested	—	—	1,888	3,332
Cost of shares redeemed	(9,424)	—	(412,164)	(896,963)

Change in net assets from capital transactions	$196,459	$—	$(171,912)	$2,527

Total change in net assets from capital transactions	$215,565	$29,828	$(146,097)	$89,603

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A (a)
Issued	10	—	3,628	10,573
Shares issued in connection with Fund reorganization (See Note 8)	284	—	—	—
Reinvested	—	—	192	362
Redeemed	(5)	—	(4,513)	(8,325)

Change in Shares	289	—	(693)	2,610

Class C (a)
Issued	2	—	949	4,336
Shares issued in connection with Fund reorganization (See Note 8)	69	—	—	—
Reinvested	—	—	67	129
Redeemed	(3)	—	(2,261)	(2,822)

Change in Shares	68	—	(1,245)	1,643

Institutional Class
Issued	5,250	12,062	12,710	28,628
Shares issued in connection with Fund reorganization (See Note 8)	1,553	—	—	—
Reinvested	9	17	259	516
Redeemed	(6,181)	(10,130)	(8,429)	(24,727)

Change in Shares	631	1,949	4,540	4,417

Select Class (a)
Issued	501	—	23,852	89,851
Shares issued in connection with Fund reorganization (See Note 8)	10,737	—	—	—
Reinvested	—	—	189	334
Redeemed	(506)	—	(41,220)	(89,904)

Change in Shares	10,732	—	(17,179)	281

(a)	Commencement of offering of class of shares effective March 22, 2011 for Tax Aware Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Tax Aware Equity Fund
Class A
March 22, 2011 (e) through April 30, 2011	$18.15	$0.01		$0.99		$1.00	$—

Class C
March 22, 2011 (e) through April 30, 2011	18.15	—	(g)	0.99		0.99	—

Institutional Class
Six Months Ended April 30, 2011 (Unaudited)	16.71	0.11		2.46		2.57	(0.11)
Year Ended October 31, 2010	14.64	0.20		2.07		2.27	(0.20)
Year Ended October 31, 2009	13.09	0.24	(h)	1.55	(h)	1.79	(0.24)
Year Ended October 31, 2008	20.82	0.33		(7.74)		(7.41)	(0.32)
Year Ended October 31, 2007	18.58	0.28		2.23		2.51	(0.27)
Year Ended October 31, 2006	16.16	0.23		2.42		2.65	(0.23)

Select Class
March 22, 2011 (e) through April 30, 2011	18.15	0.01		1.00		1.01	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of offering of class of shares.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2011.
(g)	Amount rounds to less than $0.01.
(h)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.22, the net realized and unrealized gains (losses) on investments per share would have been $1.54, the total return would have been 13.87%, and the net investment income (loss) ratio would have been 1.73%.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$19.15	5.51%	$5,535	0.84	%(f)	0.61	%(f)	0.86	%(f)	27%

19.14	5.45	1,305	1.29	(f)	0.16	(f)	1.30	(f)	27

19.17	15.43	554,424	0.51	(f)	1.25	(f)	0.61	(f)	27
16.71	15.64	472,717	0.55		1.27		0.58		65
14.64	14.03 (h)	385,639	0.55		1.79	(h)	0.61		84
13.09	(35.95)	418,947	0.55		1.83		0.59		65
20.82	13.61	723,980	0.55		1.41		0.59		30
18.58	16.54	621,508	0.55		1.40		0.59		26

19.16	5.56	205,616	0.63	(f)	0.82	(f)	0.64	(f)	27

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Real Return Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$10.07	$0.13		$0.12	$0.25	$(0.13)
Year Ended October 31, 2010	9.84	0.23		0.23	0.46	(0.23)
Year Ended October 31, 2009	9.08	0.28		0.75	1.03	(0.27)
Year Ended October 31, 2008	9.91	0.30		(0.83)	(0.53)	(0.30)
Year Ended October 31, 2007	10.01	0.31	(e)	(0.10)	0.21	(0.31)
Year Ended October 31, 2006	9.95	0.31		0.03 (f)	0.34	(0.28)

Class C
Six Months Ended April 30, 2011 (Unaudited)	10.04	0.09		0.12	0.21	(0.09)
Year Ended October 31, 2010	9.82	0.16		0.23	0.39	(0.17)
Year Ended October 31, 2009	9.07	0.21		0.75	0.96	(0.21)
Year Ended October 31, 2008	9.90	0.24		(0.82)	(0.58)	(0.25)
Year Ended October 31, 2007	10.01	0.26	(e)	(0.11)	0.15	(0.26)
Year Ended October 31, 2006	9.95	0.25		0.04 (f)	0.29	(0.23)

Institutional Class
Six Months Ended April 30, 2011 (Unaudited)	10.08	0.14		0.12	0.26	(0.14)
Year Ended October 31, 2010	9.85	0.25		0.23	0.48	(0.25)
Year Ended October 31, 2009	9.10	0.30		0.75	1.05	(0.30)
Year Ended October 31, 2008	9.92	0.34		(0.83)	(0.49)	(0.33)
Year Ended October 31, 2007	10.02	0.35	(e)	(0.11)	0.24	(0.34)
Year Ended October 31, 2006	9.95	0.32		0.07 (f)	0.39	(0.32)

Select Class
Six Months Ended April 30, 2011 (Unaudited)	10.07	0.13		0.12	0.25	(0.13)
Year Ended October 31, 2010	9.84	0.24		0.23	0.47	(0.24)
Year Ended October 31, 2009	9.09	0.28		0.75	1.03	(0.28)
Year Ended October 31, 2008	9.91	0.31		(0.82)	(0.51)	(0.31)
Year Ended October 31, 2007	10.01	0.33	(e)	(0.10)	0.23	(0.33)
Year Ended October 31, 2006	9.95	0.30		0.06 (f)	0.36	(0.30)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market value for the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.19	2.49%	$181,092	0.74%	2.54%	0.98%	5%
10.07	4.69	185,970	0.74	2.30	0.98	16
9.84	11.51	155,982	0.74	2.90	1.00	9
9.08	(5.54)	134,277	0.76	3.13	1.00	7
9.91	2.13	6,447	0.90	3.15	1.00	26
10.01	3.45	752	0.90	2.99	3.22	1

10.16	2.15	96,461	1.39	1.89	1.48	5
10.04	3.96	107,844	1.39	1.65	1.48	16
9.82	10.73	89,259	1.39	2.16	1.50	9
9.07	(6.03)	42,365	1.40	2.49	1.50	7
9.90	1.50	1,477	1.40	2.63	1.50	26
10.01	2.95	521	1.40	2.47	4.08	1

10.20	2.60	726,238	0.49	2.80	0.58	5
10.08	4.95	672,006	0.49	2.55	0.58	16
9.85	11.66	612,933	0.49	3.09	0.60	9
9.10	(5.20)	373,697	0.50	3.39	0.60	7
9.92	2.49	213,792	0.50	3.54	0.60	26
10.02	3.94	29,263	0.50	3.45	1.45	1

10.19	2.54	2,075,542	0.64	2.64	0.73	5
10.07	4.80	2,224,519	0.64	2.40	0.73	16
9.84	11.53	2,170,175	0.64	2.95	0.75	9
9.09	(5.32)	1,272,624	0.65	3.24	0.75	7
9.91	2.32	551,307	0.65	3.39	0.75	26
10.01	3.72	407,100	0.65	3.33	0.89	1

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Tax Aware Equity Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Tax Aware Real Return Fund	Class A, Class C, Institutional Class and Select Class	Diversified

Effective December 10, 2010, Tax Aware Disciplined Equity Fund was renamed Tax Aware Equity Fund with the approval of the Board of Trustees.

Class A, Class C and Select Class Shares of the Tax Aware Equity Fund commenced operations on March 22, 2011.

The Tax Aware Equity Fund acquired all of the assets and liabilities of Tax Aware U.S. Equity Fund, a series of JPMorgan Trust I (“Predecessor Fund”) in a reorganization on March 25, 2011.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

46	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$765,654	$1,368	$—	$767,022

Appreciation in Other Financial Instruments
Futures Contracts	$38	$—	$—	$38

Tax Aware Real Return Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$100,263	$2,938,051	$—	$3,038,314

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$43,978	$—	$43,978

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(37,479)	$—	$(37,479)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2011.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. Futures Contracts — The Tax Aware Equity Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the six months ended April 30, 2011 (amounts in thousands):

Tax Aware Equity Fund
Futures Contracts:
Average Notional Balance Long	$8,419
Ending Notional Balance Long	2,855

D. Swaps — The Tax Aware Real Return Fund uses inflation-linked swaps to provide inflation protection within its portfolio. These transactions are negotiated contracts between the Fund and a counterparty to exchange cash flows at specified, future intervals. The notional value of these swaps decreased during the period, with the decrease in the Fund’s net assets, as follows (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$2,168,714
Ending Notional Balance — Pays Fixed Rate	2,089,000

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. These amounts are held in segregated accounts with the Fund’s or counterparty’s custodial bank, as applicable.

Daily movement of collateral is subject to minimum threshold amounts.

Collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.) and is reported on the Statement of Assets and Liabilities as Investments in affiliates — restricted.

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of April 30, 2011 is as follows (amounts in thousands):

		Value of Swap Contracts	Collateral Amount
Barclays Bank plc	Collateral Posted	$(18,744)	$20,990
Royal Bank of Scotland		(10,232)	10,610
BNP Paribas	Collateral Received	5,642	(6,895)
Citibank, N.A.		10,072	(10,780)
Deutsche Bank, AG		7,017	(7,450)
Morgan Stanley Capital Services		5,444	(5,830)
UBS, AG		7,300	(7,231)

48	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

E. Summary of Derivative Information

The following tables present the value of derivatives held as of April 30, 2011, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Equity Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$38

Total		$38

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOI. The Statements of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

Tax Aware Real Return Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Swaps
Interest rate contracts	Receivables	$43,978

Total		$43,978

Liabilities:
Interest rate contracts	Payables	$(37,479)

Total		$(37,479)

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2011, by primary underlying risk exposure (amounts in thousands):

Tax Aware Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$1,067	$1,067

Total	$1,067	$1,067

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(41)	$(41)

Total	$(41)	$(41)

Tax Aware Real Return Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps	Total
Interest rate contracts	$(6,176)	$(6,176)

Total	$(6,176)	$(6,176)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps	Total
Interest rate contracts	$89,059	$89,059

Total	$89,059	$89,059

The Funds’ derivatives contracts held at April 30, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Dividends and Distributions to Shareholders — Tax Aware Real Return Fund declares and pays dividends from net investment income monthly. Tax Aware Equity Fund declares and pays dividends from net investment income quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2011, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Tax Aware Equity Fund	$—	(a)	$—
Tax Aware Real Return Fund	15		5

(a)	Amount rounds to less than $1,000.

50	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	0.25%	0.25%	0.10%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Tax Aware Real Return Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statement of Operations.

G. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	1.05%	1.55%	0.55%	0.80%
Tax Aware Real Return Fund	0.75	1.40	0.50	0.65
The contractual expense limitation agreements were in effect for the six months ended April 30, 2011. The expense limitation percentages in the table above are in place until at least February 29, 2012.

For the six months ended April 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Shareholder Servicing	Total
Tax Aware Equity Fund	$187	$61	$248
Tax Aware Real Return Fund	—	1,358	1,358

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the six months ended April 30, 2011 was as follows (amounts in thousands):

Tax Aware Equity Fund	$12
Tax Aware Real Return Fund	79

H. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to accordance with the Plan performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

During the six months ended April 30, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$149,110	$163,309
Tax Aware Real Return Fund	149,741	150,790

During the six months ended April 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$569,482	$201,909	$4,369	$197,540
Tax Aware Real Return Fund	2,920,602	122,723	5,011	117,712

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliate of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

Tax Aware Real Return Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be

52	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments maybe impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivatives instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.D.

8. Business Combinations

In November, 2010, the Board of Trustees of the Trust approved management’s proposal to merge JPMorgan Tax Aware U.S. Equity Fund (the “Target Fund”) into JPMorgan Tax Aware Equity Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s shareholders at a special meeting of shareholders held on March 16, 2011. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on March 25, 2011. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Institutional Class and Select Class shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, and Class B shareholders of the Target Fund received shares of Class A in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $231,627,000 and identified cost of approximately $159,295,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Tax Aware U.S. Equity Fund				$72,332
Class A	312	$4,968	$15.91
Class B	17	270	15.73
Class C	82	1,275	15.62
Institutional Class	2,959	28,635	9.68
Select Class	12,437	198,020	15.92

Acquiring Fund
Tax Aware Equity Fund				103,449
Class A	3	51	18.44
Class C	3	51	18.44
Institutional Class	27,480	506,910	18.45
Select Class	3	51	18.44

Post Reorganization
Tax Aware Equity Fund				175,781
Class A	287	5,289	18.44
Class C	72	1,326	18.44
Institutional Class	29,033	535,545	18.45
Select Class	10,740	198,071	18.44

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

Expenses related to reorganization were incurred by the Acquiring Fund.

Assuming the reorganization had been completed on November 1, 2010, the beginning of the annual reporting period, the pro forma results of operations for the six months ended April 30, 2011, are as follows (amounts in thousands):

Net investment income (loss)	$4,392
Net realized/unrealized gains (losses)	102,743

Change in net assets resulting from operations	$107,135

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations since March 25, 2011.

54	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2010, and continued to hold your shares at the end of the reporting period, April 30, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011	Annualized Expense Ratio
Tax Aware Equity Fund
Class A
Actual*	$1,000.00	$1,055.10	$1.03	0.94%
Hypothetical**	1,000.00	1,020.13	4.71	0.94
Class C
Actual*	1,000.00	1,054.50	1.57	1.43
Hypothetical**	1,000.00	1,017.70	7.15	1.43
Institutional Class
Actual**	1,000.00	1,154.30	2.94	0.55
Hypothetical**	1,000.00	1,022.07	2.76	0.55
Select Class
Actual*	1,000.00	1,055.60	0.77	0.70
Hypothetical**	1,000.00	1,021.32	3.51	0.70

Tax Aware Real Return Fund
Class A
Actual**	1,000.00	1,024.90	3.72	0.74
Hypothetical**	1,000.00	1,021.12	3.71	0.74
Class C
Actual**	1,000.00	1,021.50	6.97	1.39
Hypothetical**	1,000.00	1,017.90	6.95	1.39
Institutional Class
Actual**	1,000.00	1,026.00	2.46	0.49
Hypothetical**	1,000.00	1,022.36	2.46	0.49

APRIL 30, 2011	J.P. MORGAN TAX AWARE FUNDS	55

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011	Annualized Expense Ratio
Tax Aware Real Return Fund (continued)
Select Class
Actual**	$1,000.00	$1,025.40	$3.21	0.64%
Hypothetical**	1,000.00	1,021.62	3.21	0.64

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 39/365 (to reflect the actual year period). Commencement of offering of class of shares was March 22, 2011.
**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

56	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011 All rights reserved. April 2011.	SAN-TA-411

Semi-Annual Report

J.P. Morgan Country/Region Funds

April 30, 2011 (Unaudited)

JPMorgan Asia Equity Fund

JPMorgan China Region Fund

JPMorgan India Fund

JPMorgan Intrepid European Fund

JPMorgan Latin America Fund

JPMorgan Russia Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund includ- ing management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 18, 2011 (Unaudited)

Dear Shareholder:

Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.

In late summer of 2010, concerns over deflation and whether the economy might double-dip and head back into recession generated uncertainty about the sustainability of the recovery among investors. In response to these risks, the Federal Reserve (the “Fed”) implemented monetary stimulus in the form of a second round of quantitative easing (“QE2”).

“Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.”

Today, concerns about inflation and the risks associated with higher interest rates have replaced deflationary worries, and a host of geopolitical disruptions — such as the sovereign debt problems in Europe and higher oil prices triggered by tensions in the Middle East — are casting new uncertainties about the sustainability of economic growth.

Despite these headwinds, the U.S. equity markets have held up well. At the end of Q42010, for example, investors responded warmly to QE2 and a continued rebound in corporate profits by sending the Standard & Poor’s 500 Index (“S&P500”) on an impressive rally that produced the second year of double-digit returns. Although the markets suffered a setback following the devastating earthquake and tsunami in Japan during March, stocks recovered quickly as investors demonstrated their willingness to embrace riskier assets such as commodities, as well as small cap and international stocks.

Despite the potential impact of geopolitical risks and other crises on future growth, we are encouraged by some meaningful signs of economic health such as strong corporate earnings and reduced debt-service costs for consumers and corporations.

Investors respond to strong corporate profits

Strong corporate earnings and ongoing monetary and fiscal stimulus helped stocks get off to a strong start in 2011. As of the end of the six-month reporting period ended April 30th, 2011, the S&P500 Index had risen 16.4% to a level of 1,364.

Despite lingering concerns about Europe’s sovereign debt problems, international stocks held up relatively well as investors’ concerns temporarily abated due to successful Spanish, Portuguese and Italian bond issues in the first quarter of 2011. There was also optimism among some investors that Germany would adopt a more flexible stance on the Eurozone rescue fund. As of the end of the six-month reporting period ended April 30th, 2011, the MSCI EAFE Index (Europe, Australasia and the Far East) had risen 12.7%.

Emerging markets, on the other hand, experienced mixed performance. Although China, India, and Brazil have experienced robust economic growth, all three countries are now grappling with rising inflation concerns. The MSCI EM (Emerging Markets) Index returned 9.7% as of the end of the six-month reporting period ending April 30th, 2011.

U.S Treasury yields rise and high yield bonds gain

Improved economic expectations and a U.S. stock market rally have resulted in higher U.S. Treasury yields over the past six months. The yield on the 10-year U.S. Treasury bond rose from 2.6% to 3.3% as of the end of the six-month reporting period ended April 30th, 2011, while yields on the 30-year U.S. Treasury bond climbed from 4.0% to 4.4%, and yields on the 2-year U.S. Treasury bond increased from 0.3% to 0.6% as of the end of the same period.

High yield continued to be the best performing area of the bond market, with the Barclays Capital High Yield Index returning 6.2%, the Barclays Capital U.S. Aggregate Bond Index returning 0.02%, and the Barclays Capital Emerging Markets Index returning 0.03%, during the six-month reporting period.

Protecting portfolios from higher inflation and rate risks

Although inflation still remains low in the U.S., there are signs that inflationary pressures may increase as the economic expansion continues. Additionally, the Fed is set to end its QE2 Treasury bond buying program at the end of June, and possibly begin to raise the federal funds rate by the end of this year. Thus, one of the questions we face: how should investors protect themselves against the risks of inflation and higher long-term rates?

An important message from the first quarter is to have both a balanced view of the world and a balanced portfolio to match. Given the uncertainty in the current environment, we believe the most reasonable approach is to stay balanced and diversified by investing in a variety of asset classes.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	1

J.P. Morgan Country/Region Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

Despite political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, international stocks, as measured by the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, and Far East (“EAFE”) Index, rallied during the six months ended April 30, 2011, gaining 12.71%. Better-than-expected corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support stock prices during the reporting period. However, there was clear separation in performance among regions and countries.

Greater China

Stocks in the greater China region, as measured by the MSCI Golden Dragon Index, gained 6.37% for the six months ended April 30, 2011. While strong economic growth continued to attract investors to Chinese equities, the threat of rising inflation kept the Chinese stock market relatively subdued during the reporting period. The export-oriented markets, such as Taiwan and Korea were strong during the reporting period as these countries benefited from signs of improving demand from the U.S.

India

The MSCI India Index declined 5.56% for the six months ended April 30, 2011. Concerns about rising inflation weighed on investor sentiment during the reporting period and caused the prices of Indian stocks to move lower. In addition, the Indian stock market was plagued by domestic political corruption, as the Indian government announced charges against former government officials. Disappointing corporate earnings results also contributed to the poor performance of Indian stocks, while investors’ earnings outlooks for Indian companies saw more downgrades than upgrades during the reporting period.

Europe

European stocks were relatively strong during the reporting period, as concerns about sovereign debt receded after successful Spanish, Portuguese and Italian bond issues in the first quarter of 2011. There was also optimism among some investors that Germany would adopt a more flexible stance on the Eurozone rescue fund. The MSCI Europe Index gained 15.16% for the six months ended April 30, 2011.

Latin America and Russia

Latin American stocks were held back by investors growing concerns about inflation during the reporting period. The MSCI Emerging Markets (“EM”) Latin America Index gained 4.10% for the six months ended April 30, 2011. Russian stocks were buoyed by rising commodities prices during the reporting period. The MSCI Russia Index gained 29.65% for the six months ended April 30, 2011.

2	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

JPMorgan Asia Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	6.14%
Morgan Stanley Capital International (“MSCI”)
All Country (“AC”) Asia ex-Japan Index (net of foreign withholding taxes)	9.16%

Net Assets as of 4/30/2011 (In Thousands)	$1,289,719

INVESTMENT OBJECTIVE**

The JPMorgan Asia Equity Fund (the “Fund”) will seek total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the MSCI AC Asia ex-Japan Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s underweight position versus the Benchmark in Taiwan detracted from relative performance. The Fund’s stock selection and overweight position versus the Benchmark in India also detracted from relative performance. The Fund’s stock selection in Korea and Malaysia contributed to the Fund’s relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in China Eastern Airlines Corp., Ltd., Infrastructure Development Finance Co., Ltd. and Maruti Suzuki India Ltd. Shares of China Eastern Airlines Corp., Ltd., an air carrier operating in China, declined on concerns about increasing costs as a result of rising oil prices. Infrastructure Development Finance Co., Ltd. provides financing for infrastructure projects in India. The stock declined after India announced corruption charges against its former telecommunications minister, which prompted investor concerns that increased federal scrutiny of government spending would slow the pace of infrastructure projects. Shares of Indian vehicle manufacturer Maruti Suzuki India Ltd. declined after the company reported disappointing earnings due to rising competitive pressure and input costs. The Fund’s over-

weight position versus the Benchmark in Xinjiang Goldwind Science & Technology Co., Ltd., a China-based manufacturer of wind turbine generators, also detracted from relative performance during the reporting period. The mid-cap stock declined due to increased risk aversion driven by concerns over continued monetary tightening in China.

Individual contributors to relative performance included the Fund’s overweight positions in

OCI Co. Ltd., Hyundai Heavy Industries Co., Ltd. and Samsung Engineering Co., Ltd. OCI Co. Ltd. is a provider of chemicals used in the solar energy industry. The stock advanced as many investors anticipated increased demand for solar energy due to the problems faced by the Fukushima Daiichi nuclear power plant after the earthquake that struck Japan in March 2011. Shares of South Korean industrial companies Hyundai Heavy Industries Co., Ltd. and Samsung Engineering Co., Ltd. rose due to new order wins and market share gains. The Fund’s overweight position versus the Benchmark in Malaysia-based petrochemical producer Petronas Chemicals Group Bhd also contributed to relative performance. The stock benefited from increased demand for the company’s products.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund was overweight versus the Benchmark in China, Singapore, Thailand and India and underweight versus the Benchmark in Hong Kong and Taiwan.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	3

JPMorgan Asia Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Keppel Corp., Ltd. (Singapore)	3.5%
2.	Samsung Electronics Co., Ltd. (South Korea)	3.3
3.	Agricultural Bank of China Ltd., Class H (China)	3.2
4.	Petronas Chemicals Group Bhd. (Malaysia)	3.2
5.	Hyundai Heavy Industries Co., Ltd. (South Korea)	3.1
6.	Siam Cement PCL, NVDR (Thailand)	2.9
7.	Genting Singapore plc (Singapore)	2.9
8.	Samsung Engineering Co., Ltd. (South Korea)	2.9
9.	United Tractors Tbk PT (Indonesia)	2.9
10.	OCI Co., Ltd. (South Korea)	2.7

PORTFOLIO COMPOSITION BY COUNTRY***
South Korea	23.4%
China	22.0
Singapore	11.8
Hong Kong	10.5
India	9.5
Taiwan	8.2
Indonesia	4.4
Thailand	4.3
Malaysia	3.2
Short-Term Investment	2.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles gen- erally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

4	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/01
Without Sales Charge		6.14%	23.14%	10.23%	12.16%
With Sales Charge**		0.57	16.68	9.05	11.53
INSTITUTIONAL CLASS SHARES	6/28/02	6.33	23.61	10.68	12.58
SELECT CLASS SHARES	6/28/02	6.27	23.44	10.51	12.43

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (11/1/01 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2001.

Returns for the Select Class and Institutional Class Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Select Class and Institutional Class Shares would have been different than shown because Select Class and Institutional Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Asia Equity Fund, the MSCI All Country Asia ex-Japan Index and the Lipper Pacific ex Japan Funds Index from November 1, 2001 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI All Country Asia ex-Japan Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Pacific ex Japan Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI All Country Asia ex-Japan Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in Asia, excluding Japan. The Lipper Pacific ex Japan Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	5

JPMorgan China Region Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.61%
Morgan Stanley Capital International (“MSCI”) Golden Dragon Index (net of foreign withholding taxes)	6.37%
MSCI Golden Dragon Index (gross of foreign withholding taxes)	6.38%

Net Assets as of 4/30/2011 (In Thousands)	$14,969

INVESTMENT OBJECTIVE**

The JPMorgan China Region Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the MSCI Golden Dragon Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s stock selection in China contributed to relative performance, while the Fund’s underweight versus the Benchmark in Taiwan detracted from relative performance. During the reporting period, the Fund changed its primary benchmark from a version of the Benchmark that is gross of foreign withholding taxes on dividends reinvested to a version of the Benchmark that is net of foreign withholding taxes on dividends reinvested, which more accurately reflects the expenses that an investor investing in the securities included in the Benchmark would incur.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in China National Building Material Co., Ltd. and Formosa Chemicals & Fibre Corp. Shares of building materials company China National Building Material Co., Ltd. advanced due to favorable pricing for the company’s products as a result of consolidation in the Chinese building materials industry. The stock also benefited from the announcement that the government would build ten million units of social housing in 2011. Shares of Taiwanese chemical producer Formosa Chemicals & Fibre Corp. benefited from increased demand in the company’s end markets. The Fund’s overweight position versus the Benchmark in CNOOC Ltd. also contributed to relative performance as the oil exploration company benefited from the rising price of oil during the reporting period.

Individual detractors from relative performance included the Fund’s overweight position versus the Benchmark in China Shineway Pharmaceutical Group Ltd., as its shares declined due to concerns about price-caps on medicine imposed by the Chinese government. Not owning shares of HTC Corp. and China Unicom (Hong Kong) Ltd. also detracted from the Fund’s rela-

tive performance, as these stocks were held by the Benchmark and advanced during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund was overweight China, focusing on companies positioned to benefit from industry consolidation, expanding consumption and urbanization.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	CNOOC Ltd. (China)	4.5%
2.	China Construction Bank Corp., Class H (China)	4.3
3.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	3.8
4.	Cheung Kong Holdings Ltd. (Hong Kong)	3.3
5.	Bank of China Ltd., Class H (China)	2.7
6.	Tencent Holdings Ltd. (China)	2.7
7.	Formosa Chemicals & Fibre Corp. (Taiwan)	2.3
8.	Industrial & Commercial Bank of China, Class H (China)	2.2
9.	Hon Hai Precision Industry Co., Ltd. (Taiwan)	2.0
10.	Wharf Holdings Ltd. (China)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
China	50.0%
Taiwan	28.6
Hong Kong	20.1
Macau	1.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

6	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		8.50%	24.17%	2.91%	9.25%
With Sales Charge**		2.82	17.62	1.08	7.84
CLASS C SHARES	2/28/07
Without CDSC		8.24	23.59	2.42	8.71
With CDSC***		7.24	22.59	2.42	8.71
SELECT CLASS SHARES	2/28/07	8.61	24.52	3.17	9.51

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Index from February 28, 2007 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper China Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Fund’s primary benchmark changed from the MSCI Golden Dragon Index (gross of withholding taxes) to the MSCI Golden Dragon Index (net of withholding taxes) because the Advisor believes the net of withholding taxes version of the index more accurately represents the Fund’s performance. The Lipper China Region Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	7

JPMorgan India Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-6.06%
Morgan Stanley Capital International (“MSCI”) India Index (net of foreign withholding taxes)	-5.56%

Net Assets as of 4/30/2011 (In Thousands)	$24,397

INVESTMENT OBJECTIVE**

The JPMorgan India Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the MSCI India Index (the “Benchmark”) for the six months ended April 30, 2011.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in industrial company BEML Ltd. and Infrastructure Development Finance Co., Ltd., which provides financing for infrastructure projects in India. Both of these stocks declined after India announced corruption charges against its former telecommunications minister. These charges prompted investor concerns that increased federal scrutiny of government spending would slow the pace of infrastructure projects. The Fund’s overweight position versus the Benchmark in Maruti Suzuki India Ltd also detracted from relative performance as shares of the vehicle manufacturer declined after the company reported disappointing earnings due to rising competitive pressure and input costs.

Individual contributors to relative performance included the Fund’s overweight position versus the Benchmark in telecommunication service provider Bharti Airtel Ltd. Many investors appeared to be attracted to the company’s reputation of quality management and transparency and rotated into the stock following the announced corruption charges against India’s former telecommunications minister. In addition, the stock benefited from an improving competitive landscape in the Indian telecommunication industry.

Not owning shares of Unitech Ltd. and DLF Ltd. also contributed to the Fund’s relative performance, as these real estate development stocks were held by the Benchmark and declined during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed bottom-up fundamental research, rigorously researching companies to determine their underlying value and potential for future earnings growth. They preferred to invest in what they believed were well-managed, leading blue-chip companies with strong and visible earnings profiles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Infosys Technologies Ltd.	11.0%
2.	Reliance Industries Ltd.	9.6
3.	Housing Development Finance Corp., Ltd.	6.6
4.	HDFC Bank Ltd.	6.4
5.	ICICI Bank Ltd.	5.4
6.	Tata Consultancy Services Ltd.	4.8
7.	ITC Ltd.	4.5
8.	Larsen & Toubro Ltd.	3.4
9.	Tata Motors Ltd.	2.8
10.	Hindalco Industries Ltd.	2.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.2%
Information Technology	19.2
Energy	12.8
Industrials	12.1
Materials	10.6
Consumer Discretionary	6.8
Health Care	4.7
Consumer Staples	4.5
Utilities	1.8
Telecommunication Services	1.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

8	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/1/07
Without Sales Charge		(6.06)%	9.34%	(0.49)%	2.78%
With Sales Charge**		(11.00)	3.59	(2.26)	1.41
CLASS C SHARES	5/1/07
Without CDSC		(6.28)	8.81	(0.98)	2.29
With CDSC***		(7.28)	7.81	(0.98)	2.29
SELECT CLASS SHARES	5/1/07	(5.90)	9.66	(0.24)	3.04

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/1/07 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 1, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan India Fund, the MSCI India Index and the Lipper Emerging Markets Funds Index from May 1, 2007 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI India Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI India Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in India. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically or economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	9

JPMorgan Intrepid European Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	16.28%
Morgan Stanley Capital International (“MSCI”) Europe Index (net of foreign withholding taxes)	15.16%

Net Assets as of 4/30/2011 (In Thousands)	$152,813

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid European Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI Europe Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s stock selection in the financials, energy and information technology sectors contributed to relative performance. The Fund’s stock selection in the industrials, materials and telecommunication services sectors detracted from relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s overweight position versus the Benchmark in Infineon Technologies AG, as well as the Fund’s positions in BowLeven plc, an oil exploration company, and Statoil Fuel & Retail ASA, the gas station and fuel unit recently spun off from Norwegian oil producer, Statoil. Shares of Infineon Technologies AG rose after the chipmaker reported strong sales on robust demand for automotive and industrial semiconductors. Shares of oil and gas companies BowLeven plc and Statoil Fuel & Retail ASA benefited from the rising price of oil during the reporting period. Shares of BowLeven plc were further boosted early in the reporting period by investor optimism about drilling results from its well off the coast of Cameroon.

The contribution from the Fund’s holdings in smaller oil companies like BowLeven plc and Statoil Fuel & Retail ASA was partially offset by the negative impact on the Fund’s relative performance from not owning shares of Royal Dutch Shell Plc, which was held by the Benchmark, as shares of the large integrated energy company gained during the reporting period.

Other individual detractors from the Fund’s relative performance included the Fund’s positions in Telefonica S.A. and Banco Santander S.A. Shares of Spanish lender, Banco Santander S.A., were volatile over the reporting period, as investors ongoing concerns about Europe’s sovereign debt crisis and regulatory pressures weighed on the stock price. Shares of Spanish telecom operator Telefonica S.A. were also hurt by Spanish macroeconomic concerns. The company benefited from strong emerging markets growth, particularly from its Latin American operations, but its third-quarter results showed an accelerating decline in Spanish revenues.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers invested in stocks that they believed were fundamentally sound and attractively valued, as well as fast-growing stocks with strong earnings growth that were supported by positive news. Accordingly, portfolio positions continued to flow from bottom-up stock selection rather than top-down asset allocation decisions.

10	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sanofi-Aventis S.A. (France)	2.7%
2.	Total S.A. (France)	2.2
3.	Alcatel-Lucent (France)	2.2
4.	Siemens AG (Germany)	2.1
5.	BASF SE (Germany)	2.1
6.	BP plc (United Kingdom)	2.1
7.	BNP Paribas (France)	2.1
8.	DnB NOR ASA (Norway)	1.8
9.	Volkswagen AG (Preferred Stock) (Germany)	1.8
10.	BT Group plc (United Kingdom)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	22.6%
France	21.8
Germany	19.7
Switzerland	6.0
Netherlands	4.3
Sweden	4.0
Norway	3.9
Italy	3.3
Finland	3.3
Spain	3.2
Belgium	3.1
Ireland	2.1
Bermuda	1.2
Others (each less than 1.0%)	1.5
Short-Term Investment	—	(a)

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.
(a)	Amount rounds to less than 0.1%.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	11

JPMorgan Intrepid European Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		16.28%	24.08%	1.32%	9.13%
With Sales Charge**		10.19	17.56	0.23	8.54
CLASS B SHARES	11/3/95
Without CDSC		16.02	23.45	0.80	8.62
With CDSC***		11.02	18.45	0.41	8.62
CLASS C SHARES	11/1/98
Without CDSC		15.97	23.44	0.81	8.51
With CDSC****		14.97	22.44	0.81	8.51
INSTITUTIONAL CLASS SHARES	9/10/01	16.63	24.74	1.79	9.71
SELECT CLASS SHARES	9/10/01	16.41	24.39	1.57	9.40

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/01 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Select Class and Institutional Class Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Select Class and Institutional Class Shares would have been different than those shown because Select Class and Institutional Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, MSCI Europe Index, and Lipper European Region Funds Index from April 30, 2001 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of the funds in the indicated category defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

12	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	13

JPMorgan Latin America Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	0.84%
Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Latin America Index (net of foreign withholding taxes)	4.10%

Net Assets as of 4/30/2011 (In Thousands)	$80,764

INVESTMENT OBJECTIVE**

The JPMorgan Latin America Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the MSCI EM Latin America Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s stock selection in the materials, industrials and energy sectors detracted from the Fund’s relative performance. The Fund’s stock selection in the consumer staples and financials sectors and the Fund’s overweight versus the Benchmark in the health care sector contributed to the Fund’s relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Usinas Siderurgicas de Minas Gerais SA (“Usiminas”) and OGX Petroleo e Gas Participacoes S.A. Shares of Brazilian steel producer Usiminas declined as the appreciating Brazil Real put pressure on steel prices, hurting the domestic steel industry in Brazil. OGX Petroleo e Gas Participacoes S.A. is a Brazil-based company focused on oil and natural gas exploration and production in offshore sedimentary basins. The stock declined on investors’ concerns about its oil and gas reserve growth.

The Fund’s relative performance was also hurt by not owning Brazilian energy company Petroleo Brasileiro S.A., which constituted roughly 13% of the Benchmark and advanced due to rising oil prices during the reporting period.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in BRF — Brasil Foods S.A. (“Brasil Foods”), Cia. Hering SA and Vivo Participacoes SA. Shares of poultry exporter Brasil Foods benefited from strong demand for its products. Shares of retail company Cia. Hering SA rose as consumers bought more of its apparel due to strong economic growth in Brazil. Shares of Vivo Participacoes SA, a provider of cellular telecommunications services in Brazil, rose on strong wireless subscriber growth in the Brazilian market.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings against the Benchmark, rigorously researching companies to determine their underlying value and potential for future growth. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the industrials sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	OGX Petroleo e Gas Participacoes S.A. (Brazil)	4.1%
2.	Banco Bradesco S.A., ADR (Brazil)	3.9
3.	Cia de Bebidas das Americas, ADR (Brazil) (Preferred Stock)	3.7
4.	America Movil S.A.B. de C.V., Series L, ADR (Mexico)	3.5
5.	Odontoprev S.A. (Brazil)	2.9
6.	Banco do Estado do Rio Grande do Sul (Brazil) (Preferred Stock)	2.6
7.	Cia Siderurgica Nacional S.A., ADR (Brazil)	2.3
8.	BRF-Brasil Foods S.A., ADR (Brazil)	2.3
9.	Cia Hering (Brazil)	2.2
10.	Brasil Insurance Participacoes e Administracao S.A. (Brazil)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	65.1%
Mexico	17.4
Peru	2.1
Argentina	1.8
Canada	1.6
United Kingdom	1.5
United States	1.2
Panama	1.1
Chile	0.4
Short-Term Investment	7.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

14	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		0.84%	17.45%	0.82%	11.85%
With Sales Charge**		(4.46)	11.28	(0.97)	10.42
CLASS C SHARES	2/28/07
Without CDSC		0.56	16.87	0.32	11.29
With CDSC***		(0.44)	15.87	0.32	11.29
SELECT CLASS SHARES	2/28/07	0.93	17.75	1.07	12.12

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets in Latin America. The Lipper Latin American Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	15

JPMorgan Russia Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	13.37%
Morgan Stanley Capital International (“MSCI”) Russia Index (net of foreign withholding taxes)	29.65%

Net Assets as of 4/30/2011 (In Thousands)	$29,183

INVESTMENT OBJECTIVE**

The JPMorgan Russia Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the MSCI Russia Index (the “Benchmark”) for the six months ended April 30, 2011. The Fund’s stock selection and underweight in the energy sector detracted the most from the Fund’s relative performance. The Fund’s stock selection and overweight versus the Benchmark in the consumer staples sector also detracted from the Fund’s relative performance. The Fund’s underweight versus the Benchmark in the utilities sector contributed to relative performance.

The largest individual detractor from relative performance was the Fund’s underweight position in Russian energy company Gazprom oao, which constituted approximately 54% of the Benchmark. The stock benefited from rising oil prices during the reporting period. Other individual detractors included the Fund’s overweight positions versus the Benchmark in CTC Media, Inc. and Mobile Telesystems OJSC ADR. Despite strong operating results, shares of broadcasting and TV company CTC Media, Inc. declined on concerns over a major shareholder selling its stake in the company. Shares of Mobile Telesystems OJSC ADR declined after the communications services company reported lower-than-expected revenues.

Individual contributors to relative performance included the Fund’s underweight positions versus the Benchmark in VTB Bank, Rushhydro and Surgutneftegas OJSC, ADR. Each of these stocks were held in the Benchmark and underperformed during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings relative to the Benchmark, rigorously researching compa-

nies to attempt to determine their underlying value and potential for future growth. As a result of this process, the Fund’s largest overweight was in the consumer staples sector and the Fund’s largest underweight was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sberbank of Russia	11.9%
2.	Mobile Telesystems OJSC, ADR	7.4
3.	MMC Norilsk Nickel OJSC, ADR	7.0
4.	Dragon Oil plc, (Ireland)	6.0
5.	Tatneft, ADR	5.2
6.	Sistema JSFC, Reg. S, GDR	5.0
7.	Magnit OJSC	4.8
8.	Lukoil OAO, ADR	4.8
9.	Gazprom OAO, ADR	4.7
10.	Magnit OJSC, GDR	3.9

PORTFOLIO COMPOSITION BY SECTOR***
Energy	28.9%
Consumer Staples	19.3
Materials	14.4
Financials	14.1
Telecommunication Services	13.7
Consumer Discretionary	4.7
Industrials	2.1
Utilities	1.9
Others (each less than 1.0%)	0.9
Short-Term Investment	—	(a)

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.
(a)	Amount rounds to less than 0.1%.

16	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		13.37%	27.01%	(7.36)%	0.27%
With Sales Charge**		7.39	20.34	(9.00)	(1.02)
CLASS C SHARES	2/28/07
Without CDSC		13.05	26.36	(7.80)	(0.23)
With CDSC***		12.05	25.36	(7.80)	(0.23)
SELECT CLASS SHARES	2/28/07	13.55	27.41	(7.08)	0.55

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Russia Fund, the MSCI Russia Index and the Lipper Emerging Markets Funds Index from February 28, 2007 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Russia Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Russia Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in Russia. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	17

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.3%
	China — 21.9%
70,000	Agricultural Bank of China Ltd., Class H (a)	41,451
16,000	BBMG Corp., Class H	26,406
33,000	China Construction Bank Corp., Class H	31,248
43,500	China Eastern Airlines Corp., Ltd., Class H	19,102
9,000	China National Building Material Co., Ltd., Class H	19,046
18,000	China Resources Cement Holdings Ltd.	18,361
6,600	China Shineway Pharmaceutical Group Ltd.	16,007
6,000	China Yurun Food Group Ltd.	22,045
5,800	Jiangxi Copper Co., Ltd., Class H	19,761
21,500	Poly Hong Kong Investments Ltd.	17,220
4,800	Sany Heavy Equipment International Holdings Co., Ltd.	8,536
3,100	Weichai Power Co., Ltd., Class H	21,242
1,500	Xinjiang Goldwind Science & Technology Co., Ltd., Class H (a)	2,078
5,000	Yanzhou Coal Mining Co., Ltd., Class H	19,668

		282,171

	Hong Kong — 10.4%
9,700	BOC Hong Kong Holdings Ltd.	30,492
14,500	Brilliance China Automotive Holdings Ltd. (a)	14,162
10,000	China Resources Land Ltd.	17,285
12,500	CNOOC Ltd.	31,070
2,050	Hutchison Whampoa Ltd.	23,445
2,420	Wharf Holdings Ltd.	17,759

		134,213

	India — 8.1%
4,500	Ambuja Cements Ltd.	16,125
2,200	Bharti Airtel Ltd.	18,929
260	HDFC Bank Ltd.	13,499
6,000	Infrastructure Development Finance Co., Ltd.	19,763
5,000	Mundra Port and Special Economic Zone Ltd.	16,355
700	Tata Motors Ltd.	19,599

		104,270

	Indonesia — 4.4%
3,000	Astra International Tbk PT	19,717
13,500	United Tractors Tbk PT	36,721

		56,438

	Malaysia — 3.2%
16,800	Petronas Chemicals Group Bhd. (a)	41,007

	Singapore — 11.7%
8,500	Cosco Corp. Singapore Ltd.	15,471
3,590	Fraser and Neave Ltd.	18,404

SHARES	SECURITY DESCRIPTION	VALUE($)

	Singapore — Continued
21,000	Genting Singapore plc (a)	37,298
4,620	Keppel Corp., Ltd.	44,990
25,000	Midas Holdings Ltd.	14,939
8,000	Overseas Union Enterprise Ltd.	20,063

		151,165

	South Korea — 23.2%
28	Amorepacific Corp.	28,218
420	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	18,000
80	Hyundai Heavy Industries Co., Ltd.	40,012
600	KB Financial Group, Inc.	32,163
122	KT&G Corp.	7,238
480	Lock & Lock Co., Ltd.	17,575
85	Mando Corp.	14,949
59	OCI Co., Ltd.	35,293
89	Samsung C&T Corp.	6,478
51	Samsung Electronics Co., Ltd.	42,182
166	Samsung Engineering Co., Ltd.	36,918
250	Samsung Techwin Co., Ltd.	20,605

		299,631

	Taiwan — 8.1%
23,000	Advanced Semiconductor Engineering, Inc.	26,938
1,399	Delta Electronics, Inc.	6,262
6,300	Formosa Chemicals & Fibre Corp.	25,477
27,000	Taishin Financial Holding Co., Ltd. (a)	15,914
8,000	Taiwan Semiconductor Manufacturing Co., Ltd.	20,692
14,436	Yuanta Financial Holding Co., Ltd.	10,047

		105,330

	Thailand — 4.3%
700	Banpu PCL, Foreign Shares	17,519
3,000	Siam Cement PCL, NVDR	37,766

		55,285

	Total Common Stocks (Cost $904,625)	1,229,510

Participation Note — 1.3%
	India — 1.3%
3,500	Hindalco Industries Ltd., expiring 12/11/12 (issued through Deutsche Bank AG) (a) (Cost $9,803)	17,102

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.7%
	Investment Company — 2.7%
34,482	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.800% (b) (l) (Cost $34,482)	34,482

	Total Investments — 99.3% (Cost $948,910)	1,281,094
	Other Assets in Excess of Liabilities — 0.7%	8,625

	NET ASSETS — 100.0%	$1,289,719

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	12.9%
Machinery	12.5
Construction Materials	9.2
Industrial Conglomerates	8.4
Chemicals	7.9
Semiconductors & Semiconductor Equipment	7.0
Oil, Gas & Consumable Fuels	5.3
Hotels, Restaurants & Leisure	4.5
Real Estate Management & Development	4.1
Metals & Mining	4.0
Construction & Engineering	2.9
Automobiles	2.6
Personal Products	2.2
Food Products	1.7
Diversified Financial Services	1.5
Airlines	1.5
Wireless Telecommunication Services	1.5
Containers & Packaging	1.4
Transportation Infrastructure	1.3
Pharmaceuticals	1.2
Auto Components	1.2
Short-Term Investment	2.7
Others (each less than 1.0%)	2.5

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	19

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0%
	China — 49.5%
112	Agile Property Holdings Ltd.	183
479	Agricultural Bank of China Ltd., Class H (a)	284
148	Aluminum Corp. of China Ltd., Class H	139
724	Bank of China Ltd., Class H	401
73	BBMG Corp., Class H	120
42	Beijing Jingkelong Co., Ltd., Class H	54
270	China Citic Bank Corp. Ltd., Class H	194
165	China Communications Construction Co., Ltd., Class H	153
678	China Construction Bank Corp., Class H	642
130	China Life Insurance Co., Ltd.	152
34	China Life Insurance Co., Ltd., Class H	122
48	China Merchants Property Development Co., Ltd., Class B	86
29	China Mobile Ltd.	265
136	China National Building Material Co., Ltd., Class H	288
98	China Oilfield Services Ltd., Class H	194
196	China Petroleum & Chemical Corp., Class H	198
37	China Shineway Pharmaceutical Group Ltd.	90
192	China Suntien Green Energy Corp. Ltd., Class H	59
118	China Telecom Corp. Ltd., Class H	69
141	China Vanke Co., Ltd., Class B	199
61	China Yurun Food Group Ltd.	224
270	CNOOC Ltd.	671
111	Greatview Aseptic Packaging Co., Ltd. (a)	76
102	Hidili Industry International Development Ltd.	103
392	Industrial & Commercial Bank of China, Class H	332
156	International Mining Machinery Holdings Ltd. (a)	160
118	Intime Department Store Group Co., Ltd.	184
28	Lianhua Supermarket Holdings Co., Ltd., Class H	114
238	Maoye International Holdings Ltd.	120
44	Parkson Retail Group Ltd.	68
27	Ping An Insurance Group Co. of China Ltd., Class H	289
112	Poly Hong Kong Investments Ltd.	90
47	Sany Heavy Equipment International Holdings Co., Ltd.	84
112	Sihuan Pharmaceutical Holdings Group Ltd. (a)	71
117	Springland International Holdings Ltd. (a)	104
14	Tencent Holdings Ltd.	400
97	Want Want China Holdings Ltd.	87
52	Yanzhou Coal Mining Co., Ltd., Class H	205
174	Zijin Mining Group Co., Ltd., Class H	137

		7,411

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — 19.9%
72	AIA Group Ltd. (a)	242
67	BOC Hong Kong Holdings Ltd.	209
31	Cheung Kong Holdings Ltd.	484
76	China Resources Gas Group Ltd.	111
88	China Resources Land Ltd.	152
168	China Vanadium Titano - Magnetite Mining Co., Ltd.	79
64	COSCO Pacific Ltd.	133
64	Hang Lung Properties Ltd.	285
176	Hengdeli Holdings Ltd.	106
12	Hutchison Whampoa Ltd.	137
4	Jardine Matheson Holdings Ltd.	197
32	Kerry Properties Ltd.	169
15	Orient Overseas International Ltd.	111
20	Power Assets Holdings Ltd.	140
41	Wharf Holdings Ltd.	299
11	Wing Hang Bank Ltd.	117

		2,971

	Macau — 1.3%
69	Sands China Ltd. (a)	194

	Taiwan — 28.3%
222	Advanced Semiconductor Engineering, Inc.	261
67	Asia Cement Corp.	90
19	Asustek Computer, Inc.	171
24	China Petrochemical Development Corp. (a)	30
15	Coretronic Corp.	23
27	Delta Electronics, Inc.	121
159	E.Sun Financial Holding Co., Ltd.	113
85	Formosa Chemicals & Fibre Corp.	344
58	Formosa Plastics Corp.	237
14	Foxconn Technology Co., Ltd.	67
139	Fubon Financial Holding Co., Ltd.	205
79	Hon Hai Precision Industry Co., Ltd.	299
2	HTC Corp.	91
32	Huaku Development Co., Ltd.	93
32	Hung Poo Real Estate Development Corp.	38
33	Kinsus Interconnect Technology Corp.	115
3	Largan Precision Co., Ltd.	99
207	Mega Financial Holding Co., Ltd.	181
242	Polaris Securities Co., Ltd.	174
33	Powertech Technology, Inc.	120
26	President Chain Store Corp.	143
312	Taishin Financial Holding Co., Ltd. (a)	184
122	Taiwan Cement Corp.	180
216	Taiwan Semiconductor Manufacturing Co., Ltd.	559

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Taiwan — Continued
4	TPK Holding Co. Ltd. (a)	120
20	TSRC Corp.	60
75	Unimicron Technology Corp.	124

		4,242

	Total Common Stocks (Cost $10,414)	14,818

NUMBER OF RIGHTS
Rights — 0.0% (g)
	China — 0.0% (g)
14	China Life Insurance Co., Ltd., expiring 05/12/11 (Cost $—)	4

	Total Investments — 99.0% (Cost $10,414)	14,822
	Other Assets in Excess of Liabilities — 1.0%	147

	NET ASSETS — 100.0%	$14,969

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	17.9%
Real Estate Management & Development	14.0
Oil, Gas & Consumable Fuels	7.6
Semiconductors & Semiconductor Equipment	7.1
Insurance	5.5
Electronic Equipment, Instruments & Components	5.3
Construction Materials	4.6
Chemicals	4.5
Multiline Retail	3.2
Metals & Mining	3.1
Internet Software & Services	2.7
Industrial Conglomerates	2.3
Food Products	2.1
Food & Staples Retailing	2.1
Wireless Telecommunication Services	1.8
Machinery	1.6
Computers & Peripherals	1.6
Diversified Financial Services	1.4
Energy Equipment & Services	1.3
Hotels, Restaurants & Leisure	1.3
Capital Markets	1.2
Pharmaceuticals	1.1
Construction & Engineering	1.0
Others (each less than 1.0%)	5.7

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	21

JPMorgan India Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.5%
	Consumer Discretionary — 6.8%
	Auto Components — 0.8%
54	Exide Industries Ltd.	186

	Automobiles — 5.4%
12	Bajaj Auto Ltd.	412
6	Hero Honda Motors Ltd.	232
21	Mahindra & Mahindra Ltd.	360
11	Maruti Suzuki India Ltd.	322

		1,326

	Hotels, Restaurants & Leisure — 0.6%
73	EIH Ltd.	142

	Total Consumer Discretionary	1,654

	Consumer Staples — 4.5%
	Tobacco — 4.5%
250	ITC Ltd.	1,090

	Energy — 12.7%
	Oil, Gas & Consumable Fuels — 12.7%
20	Bharat Petroleum Corp., Ltd.	285
33	Cairn India Ltd. (a)	261
32	Oil & Natural Gas Corp., Ltd.	223
105	Reliance Industries Ltd.	2,335

	Total Energy	3,104

	Financials — 26.0%
	Commercial Banks — 15.4%
10	Axis Bank Ltd.	291
30	HDFC Bank Ltd.	1,559
52	ICICI Bank Ltd.	1,314
74	IndusInd Bank Ltd.	447
20	Union Bank of India	146

		3,757

	Diversified Financial Services — 3.5%
148	Infrastructure Development Finance Co., Ltd.	487
38	Kotak Mahindra Bank Ltd.	371

		858

	Real Estate Management & Development — 0.5%
23	Oberoi Realty Ltd. (a)	133

	Thrifts & Mortgage Finance — 6.6%
100	Housing Development Finance Corp., Ltd.	1,600

	Total Financials	6,348

	Health Care — 4.6%
	Health Care Equipment & Supplies — 0.7%
24	Opto Circuits India Ltd.	164

SHARES	SECURITY DESCRIPTION	VALUE($)

	Life Sciences Tools & Services — 0.7%
10	Divi’s Laboratories Ltd.	160

	Pharmaceuticals — 3.2%
9	Dr Reddy’s Laboratories Ltd.	341
3	GlaxoSmithKline Pharmaceuticals Ltd.	153
30	Sun Pharmaceutical Industries Ltd.	316

		810

	Total Health Care	1,134

	Industrials — 12.1%
	Building Products — 0.6%
36	Sintex Industries Ltd.	142

	Construction & Engineering — 3.4%
23	Larsen & Toubro Ltd.	827

	Electrical Equipment — 2.4%
13	Bharat Heavy Electricals Ltd.	589

	Machinery — 4.3%
9	BEML Ltd.	141
14	Cummins India Ltd.	216
25	Tata Motors Ltd.	686

		1,043

	Transportation Infrastructure — 1.4%
106	Mundra Port and Special Economic Zone Ltd.	347

	Total Industrials	2,948

	Information Technology — 19.2%
	IT Services — 19.2%
41	Infosys Technologies Ltd.	2,664
6	Infosys Technologies Ltd., ADR	421
44	Tata Consultancy Services Ltd.	1,160
42	Wipro Ltd.	428

	Total Information Technology	4,673

	Materials — 10.6%
	Chemicals — 2.2%
47	Godrej Industries Ltd.	202
4	Grasim Industries Ltd.	251
90	Himadri Chemicals & Industries Ltd.	81

		534

	Construction Materials — 2.2%
11	ACC Ltd.	285
72	Ambuja Cements Ltd.	258

		543

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Metals & Mining — 6.2%
134	Hindalco Industries Ltd.	656
31	Jindal Steel & Power Ltd.	454
12	JSW Steel Ltd.	264
33	Sterlite Industries India Ltd.	136

		1,510

	Total Materials	2,587

	Telecommunication Services — 1.3%
	Wireless Telecommunication Services — 1.3%
36	Bharti Airtel Ltd.	310

	Utilities — 1.7%
	Electric Utilities — 1.0%
8	Tata Power Co., Ltd.	248

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power Producers & Energy Traders — 0.7%
43	NTPC Ltd.	177

	Total Utilities	425

	Total Investments — 99.5% (Cost $21,679)	24,273
	Other Assets in Excess of Liabilities — 0.5%	124

	NET ASSETS — 100.0%	$24,397

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	23

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.6%
	Belgium — 3.0%
4	Bekaert S.A. (m)	527
17	Solvay S.A. (m)	2,405
28	Umicore S.A. (m)	1,626

		4,558

	Bermuda — 1.1%
157	Lancashire Holdings Ltd. (m)	1,695

	Denmark — 0.4%
12	Jyske Bank A/S (a) (m)	618

	Finland — 3.2%
31	Nokian Renkaat OYJ (m)	1,628
52	Sampo OYJ, Class A (m)	1,750
48	YIT OYJ (m)	1,455

		4,833

	France — 21.0%
491	Alcatel-Lucent (a) (m)	3,180
23	Arkema S.A. (m)	2,355
15	Atos Origin S.A. (a) (m)	920
110	AXA S.A. (m)	2,473
38	BNP Paribas (m)	3,029
16	Cie de St-Gobain (m)	1,135
25	Compagnie Generale des Etablissements Michelin, Class B (m)	2,549
27	Credit Agricole S.A. (m)	451
20	Eiffage S.A. (m)	1,410
10	Renault S.A. (a) (m)	637
23	Rexel S.A. (a) (m)	633
51	Sanofi-Aventis S.A. (m)	4,034
22	Societe Generale (m)	1,503
6	Sopra Group S.A. (m)	753
52	Total S.A. (m)	3,309
32	Valeo S.A. (a) (m)	2,021
26	Vinci S.A. (m)	1,749

		32,141

	Germany — 17.3%
8	Allianz SE (m)	1,246
30	Asian Bamboo AG (m)	1,530
30	BASF SE (a) (m)	3,090
16	Bayer AG (m)	1,419
9	Bayerische Motoren Werke AG (m)	836
2	Bertrandt AG (m)	169
12	Continental AG (a) (m)	1,250
9	Demag Cranes AG (m)	498
38	Deutsche Bank AG (m)	2,478
14	E.ON AG (m)	470

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — Continued
14	Gerry Weber International AG (m)	904
95	Infineon Technologies AG (m)	1,072
8	Krones AG (a) (m)	677
12	Lanxess AG (m)	1,097
9	Leoni AG (a) (m)	503
23	Merck KGaA (m)	2,459
21	Siemens AG (m)	3,123
359	Sky Deutschland AG (a) (m)	1,582
8	Wacker Chemie AG (m)	1,949

		26,352

	Ireland — 2.1%
57	Shire plc (m)	1,769
101	Smurfit Kappa Group plc (a) (m)	1,369

		3,138

	Italy — 3.2%
314	Enel S.p.A. (m)	2,236
53	ENI S.p.A. (m)	1,426
50	Prysmian S.p.A. (m)	1,172

		4,834

	Netherlands — 4.1%
18	Heineken Holding N.V. (m)	947
82	ING Groep N.V. CVA (a) (m)	1,078
97	Koninklijke BAM Groep N.V. (m)	775
24	Koninklijke DSM N.V. (m)	1,637
64	SBM Offshore N.V. (a) (m)	1,872

		6,309

	Norway — 3.8%
167	DnB NOR ASA (m)	2,714
38	Gjensidige Forsikring ASA (m)	489
148	Morpol ASA (a) (m)	577
1,250	Sevan Drilling A.S. (a) (m)	1,906
11	Statoil Fuel & Retail ASA (a) (m)	120

		5,806

	Spain — 3.0%
102	Banco Bilbao Vizcaya Argentaria S.A. (m)	1,313
124	Banco Santander S.A. (m)	1,578
15	Red Electrica Corp. S.A. (m)	971
22	Repsol YPF S.A. (m)	781

		4,643

	Sweden — 3.8%
18	Nobia AB (a) (m)	141
25	SKF AB, Class B (m)	804
121	Swedbank AB, Class A (m)	2,286

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Sweden — Continued
172	Telefonaktiebolaget LM Ericsson, Class B (m)	2,603

		5,834

	Switzerland — 5.8%
39	Clariant AG (a) (m)	817
152	OC Oerlikon Corp. AG (a) (m)	1,339
5	Swiss Life Holding AG (a) (m)	968
71	UBS AG (a) (m)	1,429
51	Wolseley plc (m)	1,844
68	Xstrata plc (m)	1,732
3	Zurich Financial Services AG (a) (m)	773

		8,902

	United Kingdom — 22.3%
20	Anglo American plc (m)	1,040
112	ARM Holdings plc (m)	1,164
60	ASOS plc (a) (m)	2,324
103	Aviva plc (m)	774
367	Avocet Mining plc (a) (m)	1,439
1,527	Bahamas Petroleum Co. plc (a) (m)	459
26	Berkeley Group Holdings plc (a) (m)	458
77	BG Group plc (m)	1,976
492	Blinkx plc (a) (m)	1,111
70	Bodycote plc (m)	457
401	BP plc (m)	3,084
114	British Land Co. plc (m)	1,147
803	BT Group plc (m)	2,635
178	Chariot Oil & Gas Ltd. (a) (m)	684
19	Chemring Group plc (m)	210
68	Cookson Group plc (a) (m)	821
81	Dragon Oil plc (m)	755
41	Imperial Tobacco Group plc (m)	1,440

SHARES		SECURITY DESCRIPTION	VALUE($)

		United Kingdom — Continued
430		Legal & General Group plc (m)	884
144		Melrose plc (m)	850
89		National Grid plc (m)	916
670		Old Mutual plc (m)	1,562
23		Premier Oil plc (a) (m)	757
17		Rio Tinto plc (m)	1,264
191		Senior plc (m)	488
63		Spectris plc (m)	1,565
47		Tullow Oil plc (m)	1,138
614		Vodafone Group plc (m)	1,776
228		William Hill plc (m)	852

			34,030

		United States — 0.5%
27		Virgin Media, Inc. (m)	822

		Total Common Stocks (Cost $125,921)	144,515

Preferred Stock — 1.7%
		Germany — 1.7%
14		Volkswagen AG (a) (m) (Cost $2,243)	2,691

Short-Term Investment — 0.0% (g)
		Investment Company — 0.0% (g)
—	(h)	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $—(h))	—	(h)

		Total Investments — 96.3% (Cost $128,164)	147,206
		Other Assets in Excess of Liabilities — 3.7%	5,607

		NET ASSETS — 100.0%	$152,813

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	25

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	11.1%
Chemicals	10.2
Commercial Banks	9.2
Insurance	8.6
Pharmaceuticals	6.6
Auto Components	5.4
Communications Equipment	3.9
Metals & Mining	3.7
Construction & Engineering	3.7
Machinery	3.5
Automobiles	2.8
Industrial Conglomerates	2.7
Capital Markets	2.7
Electric Utilities	2.5

INDUSTRY	PERCENTAGE
Diversified Telecommunication Services	1.8%
Trading Companies & Distributors	1.7
Media	1.6
Internet & Catalog Retail	1.6
Semiconductors & Semiconductor Equipment	1.5
Food Products	1.4
Energy Equipment & Services	1.3
Wireless Telecommunication Services	1.2
Electrical Equipment	1.2
IT Services	1.1
Electronic Equipment, Instruments & Components	1.1
Tobacco	1.0
Others (each less than 1.0%)	6.9

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
92	Dow Jones Euro STOXX 50 Index	06/17/11	$4,016	$8
20	FTSE 100 Index	06/17/11	2,015	(6)

				$2

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 75.5%
	Argentina — 1.7%
20	Tenaris S.A., ADR (m)	1,037
12	Ternium S.A., ADR (m)	390

		1,427

	Brazil — 48.5%
180	All America Latina Logistica S.A. (m)	1,480
156	Banco Bradesco S.A., ADR (m)	3,164
96	BR Malls Participacoes S.A. (m)	1,019
158	Brasil Brokers Participacoes S.A. (m)	854
1	Brasil Insurance Participacoes e Administracao S.A. (a) (m)	1,636
64	BRF — Brasil Foods S.A. (m)	1,288
88	BRF — Brasil Foods S.A., ADR (m)	1,825
46	CCR S.A. (m)	1,435
81	Cia Hering (m)	1,749
115	Cia Siderurgica Nacional S.A., ADR (m)	1,827
82	Duratex S.A. (m)	862
33	EDP — Energias do Brasil S.A. (m)	819
32	Estacio Participacoes S.A. (m)	464
93	Iochpe-Maxion S.A. (m)	1,305
22	Light S.A. (m)	376
69	Localiza Rent A Car S.A. (m)	1,189
39	Lojas Renner S.A. (m)	1,440
74	Marisa Lojas S.A. (m)	1,414
51	Mills Estruturas e Servicos de Engenharia S.A. (m)	684
128	MRV Engenharia e Participacoes S.A. (m)	1,119
48	Multiplus S.A. (m)	980
29	Natura Cosmeticos S.A. (m)	816
147	Odontoprev S.A. (m)	2,355
316	OGX Petroleo e Gas Participacoes S.A. (a) (m)	3,343
4	OSX Brasil S.A. (a) (m)	1,147
190	PDG Realty S.A. Empreendimentos e Participacoes (m)	1,119
140	Souza Cruz S.A. (m)	1,592
54	Totvs S.A. (m)	1,032
44	Wilson Sons Ltd. BDR (m)	823

		39,156

	Canada — 1.6%
34	Pacific Rubiales Energy Corp. (m)	1,041
22	Yamana Gold, Inc. (m)	277

		1,318

	Chile — 0.4%
111	E-CL S.A. (m)	300

	Mexico — 17.4%
30	Alfa S.A.B. de C.V., Class A (m)	451

SHARES	SECURITY DESCRIPTION	VALUE($)

	Mexico — Continued
49	America Movil S.A.B. de C.V., Series L, ADR (m)	2,805
1	Cemex S.A.B. de C.V., ADR (a) (m)	9
846	Compartamos S.A.B. de C.V. (a) (m)	1,577
24	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	1,522
13	Grupo Aeroportuario del Sureste S.A.B de C.V., ADR (m)	794
230	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	1,149
235	Grupo Mexico S.A.B. de C.V., Class B (m)	813
66	Grupo Televisa S.A., ADR (a) (m)	1,568
64	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	393
353	Mexichem S.A.B. de C.V. (m)	1,343
32	NII Holdings, Inc. (a) (m)	1,329
130	Urbi Desarrollos Urbanos S.A.B. de C.V. (a) (m)	311

		14,064

	Panama — 1.1%
15	Copa Holdings S.A., Class A (m)	872

	Peru — 2.1%
8	Credicorp Ltd. (m)	743
35	Intergroup Financial Services Corp. (m)	972

		1,715

	United Kingdom — 1.5%
52	Antofagasta plc (m)	1,192

	United States — 1.2%
24	First Cash Financial Services, Inc. (a) (m)	950

	Total Common Stocks (Cost $53,690)	60,994

Preferred Stocks — 16.5%
	Brazil — 16.5%
95	Banco ABC Brasil S.A. (m)	811
49	Banco Bradesco S.A. (m)	967
176	Banco do Estado do Rio Grande do Sul (m)	2,089
72	Banco Industrial e Comercial S.A. (m)	522
92	Cia de Bebidas das Americas, ADR (m)	3,006
21	Cia de Transmissao de Energia Electrica Paulista (m)	676
24	Gerdau S.A., ADR (m)	284
34	Itau Unibanco Holding S.A., ADR (m)	796
165	Randon Participacoes S.A. (m)	1,235
153	Usinas Siderurgicas de Minas Gerais S.A., Class A (m)	1,567
33	Vivo Participacoes S.A., ADR (m)	1,371

	Total Preferred Stocks (Cost $11,980)	13,324

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	27

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

NUMBER OF RIGHTS		SECURITY DESCRIPTION	VALUE($)

Rights — 0.0% (g)
		Brazil — 0.0% (g)
—	(h)	Cia de Transmissao de Energia Electrica Paulista, expiring 05/26/11 (m) (Cost $—)	—	(h)

SHARES
Short-Term Investment — 7.8%
		Investment Company — 7.8%
6,301		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $6,301)	6,301

		Total Investments — 99.8% (Cost $71,971)	80,619
		Other Assets in Excess of Liabilities — 0.2%	145

		NET ASSETS — 100.0%	$80,764

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	12.7%
Metals & Mining	7.9
Wireless Telecommunication Services	6.8
Beverages	5.6
Oil, Gas & Consumable Fuels	5.4
Food Products	3.9
Transportation Infrastructure	3.8
Multiline Retail	3.5
Road & Rail	3.3
Household Durables	3.2
Machinery	3.2
Consumer Finance	3.1
Health Care Providers & Services	2.9
Energy Equipment & Services	2.7
Electric Utilities	2.7
Real Estate Management & Development	2.3
Specialty Retail	2.2
Insurance	2.0
Tobacco	2.0
Media	1.9
Chemicals	1.7
Software	1.3
Commercial Services & Supplies	1.2
Diversified Financial Services	1.2
Airlines	1.1
Paper & Forest Products	1.1
Personal Products	1.0
Short-Term Investment	7.8
Others (each less than 1.0%)	2.5

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

JPMorgan Russia Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 101.7%
		Consumer Discretionary — 4.9%
		Automobiles — 1.1%
16		Sollers OJSC (a)	321

		Media — 3.8%
45		CTC Media, Inc. (m)	1,071
33		RBC OJSC (a) (m)	43

			1,114

		Total Consumer Discretionary	1,435

		Consumer Staples — 19.9%
		Food & Staples Retailing — 14.4%
39		DIXY Group OJSC (a) (m)	507
11		Magnit OJSC (m)	1,459
42		Magnit OJSC, GDR (e) (m)	1,165
—	(h)	Magnit OJSC, Reg. S, GDR	1
21		Magnit OJSC, Reg. S, GDR (m)	603
13		X5 Retail Group N.V., Reg. S, GDR (a) (m)	467

			4,202

		Food Products — 3.7%
27		Cherkizovo Group OJSC, Reg. S, GDR (a) (m)	534
36		Ros Agro plc, (Cyprus), GDR (a) (e) (m)	556

			1,090

		Personal Products — 1.8%
9		Oriflame Cosmetics S.A., (Luxembourg) (m)	529

		Total Consumer Staples	5,821

		Energy — 29.9%
		Energy Equipment & Services — 1.2%
10		Eurasia Drilling Co., Ltd., Reg. S, (Cyprus), GDR (m)	345

		Oil, Gas & Consumable Fuels — 28.7%
11		BMB Munai, Inc., (Kazakhstan) (a) (m)	11
196		Dragon Oil plc, (Ireland) (m)	1,821
83		Gazprom OAO, ADR (m)	1,410
41		KazMunaiGas Exploration Production, (Kazakhstan), GDR (m)	920
21		Lukoil OAO, ADR (m)	1,456
70		Rosneft Oil Co., Reg. S, GDR (m)	625
21		Surgutneftegas OJSC, ADR (m)	220
35		Tatneft, ADR (m)	1,576
43		Urals Energy plc, (Cyprus) (a) (m)	9
27		Zhaikmunai LP, Reg. S, (Kazakhstan), GDR (a) (m)	323

			8,371

		Total Energy	8,716

SHARES		SECURITY DESCRIPTION	VALUE($)

		Financials — 14.6%
		Commercial Banks — 14.3%
45		Bank St. Petersburg OJSC (a) (m)	233
35		Halyk Savings Bank of Kazakhstan JSC, Reg. S, (Kazakhstan), GDR (a) (m)	341
983		Sberbank of Russia (m)	3,591

			4,165

		Real Estate Management & Development — 0.3%
—	(h)	Open Investments JSC (a) (m)	10
61		Sistema-Hals, Reg. S, GDR (a) (m)	79
8		XXI Century Investments Public Ltd., (Cyprus) (a) (m)	1

			90

		Total Financials	4,255

		Health Care — 0.8%
		Pharmaceuticals — 0.8%
5		Veropharm (a) (m)	241

		Industrials — 2.2%
		Construction & Engineering — 2.2%
80		Mostotrest (m)	633

		Information Technology — 0.1%
		Communications Equipment — 0.1%
50		Sitronics, Reg. S, GDR (a) (f) (i) (m)	35

		Materials — 13.2%
		Construction Materials — 0.1%
29		Steppe Cement Ltd., (Malaysia) (a) (m)	21

		Containers & Packaging — 0.0% (g)
15		Kazakhstan Kagazy plc, (Kazakhstan), GDR (a) (e) (f) (i) (m)	2
32		Kazakhstan Kagazy plc, Reg. S, (Kazakhstan), GDR (a) (f) (i)	5

			7

		Metals & Mining — 13.1%
20		Chelyabinsk Zinc Plant, GDR (a) (m)	96
3		KazakhGold Group Ltd., Reg. S, (Kazakhstan), GDR (a) (m)	6
67		Magnitogorsk Iron & Steel Works, Reg. S, GDR (m)	844
76		MMC Norilsk Nickel OJSC, ADR (m)	2,116
20		Novolipetsk Steel OJSC, Reg. S, GDR (m)	766
23		Orsu Metals Corp., (United Kingdom) (a) (m)	6

			3,834

		Total Materials	3,862

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	29

JPMorgan Russia Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Telecommunication Services — 14.2%
	Wireless Telecommunication Services — 14.2%
40	Mobile Telesystems OJSC (m)	375
106	Mobile Telesystems OJSC, ADR (m)	2,245
53	Sistema JSFC, Reg. S, GDR (m)	1,510

	Total Telecommunication Services	4,130

	Utilities — 1.9%
	Electric Utilities — 1.9%
2,838	IDGC Holding JSC (a) (m)	431
160	Lenenergo OAO (a) (m)	132

	Total Utilities	563

	Total Common Stocks (Cost $18,735)	29,691

Preferred Stock — 1.7%
	Materials — 1.7%
	Metals & Mining — 1.7%
29	Mechel OAO, (Russia) (a) (m) (Cost $504)	486

SHARES		SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.0% (g)
		Investment Company — 0.0% (g)
—	(h)	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $—(h))	—	(h)

		Total Investments — 103.4% (Cost $19,239)	30,177
		Liabilities in Excess of Other Assets — (3.4)%	(994)

		NET ASSETS — 100.0%	$29,183

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

J.P. Morgan Country/Region Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

AS OF APRIL 30, 2011 (Unaudited)

ADR	— American Depositary Receipt
BDR	— Brazilian Depository Receipt
CVA	— Dutch Certification
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depository Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	Russia Fund	$42	0.1%

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. are as follows (amounts in thousands):

Fund	Value	Percentage
Asia Equity Fund	$1,229,510	96.0%
China Region Fund	14,818	99.9
India Fund	23,852	98.3
Intrepid European Fund	145,300	98.7
Latin America Fund	1,192	1.5
Russia Fund	23,932	79.3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	Asia Equity Fund	China Region Fund		India Fund
ASSETS:
Investments in non-affiliates, at value	$1,246,612	$14,822		$24,273
Investments in affiliates, at value	34,482	—		—

Total investment securities, at value	1,281,094	14,822		24,273
Cash	—	156		359
Foreign currency, at value	9,799	101		6
Receivables:
Investment securities sold	15,857	116		63
Fund shares sold	670	5		26
Interest and dividends	2,581	62		—
Due from Advisor	—	10		—

Total Assets	1,310,001	15,272		24,727

LIABILITIES:
Payables:
Investment securities purchased	14,896	139		5
Fund shares redeemed	2,584	13		202
Accrued liabilities:
Investment advisory fees	1,024	—		4
Administration fees	94	—		—
Shareholder servicing fees	234	2		4
Distribution fees	4	3		8
Custodian and accounting fees	1,277	91		64
Trustees’ and Chief Compliance Officer’s fees	3	—	(a)	—	(a)
Other	166	55		43

Total Liabilities	20,282	303		330

Net Assets	$1,289,719	$14,969		$24,397

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

	Asia Equity Fund	China Region Fund	India Fund
NET ASSETS:
Paid in capital	$1,019,931	$24,174	$42,903
Accumulated distributions in excess of net investment income	(7,594)	(72)	(221)
Accumulated net realized gains (losses)	(54,913)	(13,541)	(20,879)
Net unrealized appreciation (depreciation)	332,295	4,408	2,594

Total Net Assets	$1,289,719	$14,969	$24,397

Net Assets:
Class A	$18,831	$5,324	$12,570
Class C	—	2,526	6,973
Institutional Class	223,539	—	—
Select Class	1,047,349	7,119	4,854

Total	$1,289,719	$14,969	$24,397

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	481	249	751
Class C	—	120	425
Institutional Class	5,638	—	—
Select Class	26,521	331	287

Net Asset Value:
Class A — Redemption price per share	$39.12	$21.37	$16.75
Class C — Offering price per share (b)	—	21.01	16.42
Institutional Class — Offering and redemption price per share	39.65	—	—
Select Class — Offering and redemption price per share	39.49	21.49	16.91
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$41.29	$22.55	$17.68

Cost of investments in non-affiliates	$914,428	$10,414	$21,679
Cost of investments in affiliates	34,482	—	—
Cost of foreign currency	9,705	100	5

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid European Fund		Latin America Fund		Russia Fund
ASSETS:
Investments in non-affiliates, at value	$147,206		$74,318		$30,177
Investments in affiliates, at value	—	(a)	6,301		—	(a)

Total investment securities, at value	147,206		80,619		30,177
Cash	—		28		—
Foreign currency, at value	—		7		1
Receivables:
Investment securities sold	21,404		1,631		1,110
Fund shares sold	55		143		269
Interest and dividends	506		329		83
Tax reclaims	177		—		—
Variation margin on futures contracts	2		—		—

Total Assets	169,350		82,757		31,640

LIABILITIES:
Payables:
Due to custodian	2,486		—		1,728
Foreign currency due to custodian, at value	7		—		—
Investment securities purchased	13,131		1,713		504
Fund shares redeemed	422		76		71
Accrued liabilities:
Investment advisory fees	65		61		11
Administration fees	4		6		—
Shareholder servicing fees	27		16		5
Distribution fees	33		6		8
Custodian and accounting fees	143		60		73
Trustees’ and Chief Compliance Officer’s fees	1		—	(a)	—	(a)
Other	218		55		57

Total Liabilities	16,537		1,993		2,457

Net Assets	$152,813		$80,764		$29,183

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

	Intrepid European Fund	Latin America Fund	Russia Fund
NET ASSETS:
Paid in capital	$340,446	$77,056	$21,549
Accumulated distributions in excess of net investment income	(381)	(239)	(230)
Accumulated net realized gains (losses)	(206,357)	(4,701)	(3,075)
Net unrealized appreciation (depreciation)	19,105	8,648	10,939

Total Net Assets	$152,813	$80,764	$29,183

Net Assets:
Class A	$87,631	$15,646	$11,389
Class B	9,529	—	—
Class C	16,736	5,029	8,330
Institutional Class	15,665	—	—
Select Class	23,252	60,089	9,464

Total	$152,813	$80,764	$29,183

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,186	724	776
Class B	500	—	—
Class C	883	234	579
Institutional Class	731	—	—
Select Class	1,096	2,770	638

Net Asset Value:
Class A — Redemption price per share	$20.93	$21.61	$14.67
Class B — Offering price per share (b)	19.07	—	—
Class C — Offering price per share (b)	18.95	21.48	14.38
Institutional Class — Offering and redemption price per share	21.43	—	—
Select Class — Offering and redemption price per share	21.22	21.69	14.83
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.09	$22.81	$15.48

Cost of investments in non-affiliates	$128,164	$65,670	$19,239
Cost of investments in affiliates	— (a)	6,301	— (a)
Cost of foreign currency	7	7	1

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED APRIL 30, 2011

(Amounts in thousands)

	Asia Equity Fund	China Region Fund	India Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$8,817	$67	$47
Dividend income from affiliates	25	—	—
Foreign taxes withheld	(704)	(2)	—

Total investment income	8,138	65	47

EXPENSES:
Investment advisory fees	7,673	87	159
Administration fees	688	6	11
Distribution fees:
Class A	23	6	17
Class C	—	9	28
Shareholder servicing fees:
Class A	23	6	17
Class C	—	3	10
Institutional Class	126	—	—
Select Class	1,581	9	5
Custodian and accounting fees	901	75	56
Interest expense to affiliates	96	— (a)	— (a)
Professional fees	42	33	39
Trustees’ and Chief Compliance Officer’s fees	6	— (a)	— (a)
Printing and mailing costs	37	3	4
Registration and filing fees	15	21	21
Transfer agent fees	3	9	15
Other	7	4	4

Total expenses	11,221	271	386

Less amounts waived	(53)	(97)	(119)
Less expense reimbursements	—	(37)	—

Net expenses	11,168	137	267

Net investment income (loss)	(3,030)	(72)	(220)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	182,371	795	(99)
Foreign currency transactions	1,269	(2)	(5)

Net realized gain (loss)	183,640	793	(104)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(116,126)	375	(1,498)
Foreign currency translations	(62)	— (a)	— (a)

Change in net unrealized appreciation (depreciation)	(116,188)	375	(1,498)

Net realized/unrealized gains (losses)	67,452	1,168	(1,602)

Change in net assets resulting from operations	$64,422	$1,096	$(1,822)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

	Intrepid European Fund	Latin America Fund	Russia Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,937	$896	$116
Interest income from affiliates	—	—	—
Dividend income from affiliates	1	2	1
Income from securities lending (net)	13	—	—
Other income	3	—	—
Foreign taxes withheld	(182)	(3)	(5)

Total investment income	1,772	895	112

EXPENSES:
Investment advisory fees	480	346	181
Administration fees	66	31	13
Distribution fees:
Class A	107	18	17
Class B	36	—	—
Class C	63	17	30
Shareholder servicing fees:
Class A	107	18	17
Class B	12	—	—
Class C	21	6	10
Institutional Class	7	—	—
Select Class	27	62	9
Custodian and accounting fees	141	47	78
Interest expense to affiliates	2	1	—
Professional fees	33	37	34
Trustees’ and Chief Compliance Officer’s fees	1	— (a)	— (a)
Printing and mailing costs	34	4	4
Registration and filing fees	27	22	23
Transfer agent fees	114	20	19
Other	6	4	4

Total expenses	1,284	633	439

Less amounts waived	(174)	(31)	(141)

Net expenses	1,110	602	298

Net investment income (loss)	662	293	(186)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	20,981	(471)	481
Payment by affiliate (See Note 3)	1	—	—
Futures	(805)	—	—
Foreign currency transactions	(221)	(175)	1

Net realized gain (loss)	19,956	(646)	482

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,864	1,206	3,072
Futures	(7)	—	—
Foreign currency translations	48	— (a)	1

Change in net unrealized appreciation (depreciation)	1,905	1,206	3,073

Net realized/unrealized gains (losses)	21,861	560	3,555

Change in net assets resulting from operations	$22,523	$853	$3,369

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Equity Fund		China Region Fund		India Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(3,030)	$(749)	$(72)	$35	$(220)	$(144)
Net realized gain (loss)	183,640	188,950	793	1,049	(104)	67
Change in net unrealized appreciation (depreciation)	(116,188)	216,473	375	1,119	(1,498)	5,985

Change in net assets resulting from operations	64,422	404,674	1,096	2,203	(1,822)	5,908

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	—	(8)	(21)	—	—
Class C
From net investment income	—	—	—	(12)	—	—
Class R5 (a)
From net investment income	—	—	—	(1)	—	—
Institutional Class
From net investment income	(866)	—	—	—	—	—
Select Class
From net investment income	(2,812)	—	(28)	(40)	—	—

Total distributions to shareholders	(3,679)	—	(36)	(74)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(580,062)	(436,872)	153	(3,393)	906	5,922

NET ASSETS:
Change in net assets	(519,319)	(32,198)	1,213	(1,264)	(916)	11,830
Beginning of period	1,809,038	1,841,236	13,756	15,020	25,313	13,483

End of period	$1,289,719	$1,809,038	$14,969	$13,756	$24,397	$25,313

Accumulated undistributed (distributions in excess of) net investment income	$(7,594)	$(885)	$(72)	$36	$(221)	$(1)

(a)	Class R5 Shares liquidated on June 14, 2010 for China Region Fund and India Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

	Intrepid European Fund		Latin America Fund		Russia Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$662	$2,045	$293	$(35)	$(186)	$(132)
Net realized gain (loss)	19,956	14,806	(646)	964	482	1,107
Change in net unrealized appreciation (depreciation)	1,905	(4,671)	1,206	4,853	3,073	4,871

Change in net assets resulting from operations	22,523	12,180	853	5,782	3,369	5,846

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,341)	(2,370)	—	(231)	—	—
Class B
From net investment income	(112)	(236)	—	—	—	—
Class C
From net investment income	(206)	(417)	—	(65)	—	—
Class R5 (b)
From net investment income	—	—	—	(4)	—	—
Institutional Class
From net investment income	(277)	(1,089)	—	—	—	—
Select Class
From net investment income	(354)	(840)	—	(122)	—	—

Total distributions to shareholders	(2,290)	(4,952)	—	(422)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(20,134)	(77,693)	22,119	39,549	1,022	(3,923)

NET ASSETS:
Change in net assets	99	(70,465)	22,972	44,909	4,391	1,923
Beginning of period	152,714	223,179	57,792	12,883	24,792	22,869

End of period	$152,813	$152,714	$80,764	$57,792	$29,183	$24,792

Accumulated undistributed (distributions in excess of) net investment income	$(381)	$1,247	$(239)	$(532)	$(230)	$(44)

(b)	Class R5 Shares liquidated on June 14, 2010 for Latin America Fund and Russia Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Asia Equity Fund		China Region Fund		India Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,100	$3,370	$1,232	$1,672	$4,284	$8,657
Dividends and distributions reinvested	1	—	7	19	—	—
Cost of shares redeemed	(3,875)	(6,845)	(776)	(2,845)	(4,538)	(4,386)
Redemption fees	— (a)	— (a)	1	3	7	5

Change in net assets from Class A capital transactions	$(774)	$(3,475)	$464	$(1,151)	$(247)	$4,276

Class C
Proceeds from shares issued	$—	$—	$400	$1,349	$2,408	$3,937
Dividends and distributions reinvested	—	—	—	10	—	—
Cost of shares redeemed	—	—	(356)	(2,472)	(2,115)	(2,119)
Redemption fees	—	—	1	2	3	3

Change in net assets from Class C capital transactions	$—	$—	$45	$(1,111)	$296	$1,821

Class R5 (b)
Dividends and distributions reinvested	$—	$—	$—	$1	$—	$—
Cost of shares redeemed	—	—	—	(111)	— (a)	(96)
Redemption fees	—	—	—	— (a)	—	— (a)

Change in net assets from Class R5 capital transactions	$—	$—	$—	$(110)	$— (a)	$(96)

Institutional Class
Proceeds from shares issued	$82,675	$64,280	$—	$—	$—	$—
Dividends and distributions reinvested	1	—	—	—	—	—
Cost of shares redeemed	(130,372)	(149,604)	—	—	—	—
Redemption fees	1	1	—	—	—	—

Change in net assets from Institutional Class capital transactions	$(47,695)	$(85,323)	$—	$—	$—	$—

Select Class
Proceeds from shares issued	$160,830	$265,294	$1,520	$1,678	$1,985	$2,978
Dividends and distributions reinvested	34	—	3	4	—	—
Cost of shares redeemed	(692,463)	(613,374)	(1,880)	(2,706)	(1,130)	(3,059)
Redemption fees	6	6	1	3	2	2

Change in net assets from Select Class capital transactions	$(531,593)	$(348,074)	$(356)	$(1,021)	$857	$(79)

Total change in net assets from capital transactions	$(580,062)	$(436,872)	$153	$(3,393)	$906	$5,922

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

	Asia Equity Fund		China Region Fund		India Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	82	107	60	95	251	555
Reinvested	— (a)	—	— (a)	1	— (a)	—
Redeemed	(105)	(220)	(38)	(166)	(279)	(309)

Change in Class A Shares	(23)	(113)	22	(70)	(28)	246

Class C
Issued	—	—	20	78	145	259
Reinvested	—	—	—	— (a)	—	—
Redeemed	—	—	(18)	(147)	(131)	(153)

Change in Class C Shares	—	—	2	(69)	14	106

Class R5 (b)
Reinvested	—	—	—	— (a)	—	—
Redeemed	—	—	—	(7)	—	(7)

Change in Class R5 Shares	—	—	—	(7)	—	(7)

Institutional Class
Issued	2,165	1,956	—	—	—	—
Reinvested	— (a)	—	—	—	—	—
Redeemed	(3,560)	(4,883)	—	—	—	—

Change in Institutional Class Shares	(1,395)	(2,927)	—	—	—	—

Select Class
Issued	4,297	8,610	74	101	119	200
Reinvested	1	—	— (a)	— (a)	—	—
Redeemed	(18,791)	(19,614)	(95)	(159)	(67)	(209)

Change in Select Class Shares	(14,493)	(11,004)	(21)	(58)	52	(9)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Class R5 Shares liquidated on June 14, 2010 for China Region Fund and India Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund		Latin America Fund		Russia Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,868	$8,839	$8,046	$12,854	$4,542	$10,050
Dividends and distributions reinvested	1,264	2,211	—	197	—	—
Cost of shares redeemed	(17,052)	(43,698)	(4,677)	(9,497)	(6,552)	(11,633)
Redemption fees	1	6	12	13	5	14

Change in net assets from Class A capital transactions	$(12,919)	$(32,642)	$3,381	$3,567	$(2,005)	$(1,569)

Class B
Proceeds from shares issued	$38	$106	$—	$—	$—	$—
Dividends and distributions reinvested	101	206	—	—	—	—
Cost of shares redeemed	(1,832)	(4,243)	—	—	—	—
Redemption fees	— (a)	1	—	—	—	—

Change in net assets from Class B capital transactions	$(1,693)	$(3,930)	$—	$—	$—	$—

Class C
Proceeds from shares issued	$288	$887	$2,058	$2,620	$1,486	$3,454
Dividends and distributions reinvested	156	327	—	56	—	—
Cost of shares redeemed	(3,858)	(7,720)	(1,094)	(2,056)	(1,209)	(3,102)
Redemption fees	— (a)	1	4	4	3	8

Change in net assets from Class C capital transactions	$(3,414)	$(6,505)	$968	$624	$280	$360

Class R5 (b)
Proceeds from shares issued	$—	$—	$—	$—	$—	$—
Dividends and distributions reinvested	—	—	—	4	—	—
Cost of shares redeemed	—	—	—	(128)	—	(73)
Redemption fees	—	—	—	— (a)	—	— (a)

Change in net assets from Class R5 capital transactions	$—	$—	$—	$(124)	$—	$(73)

Institutional Class
Proceeds from shares issued	$401	$9,708	$—	$—	$—	$—
Dividends and distributions reinvested	247	581	—	—	—	—
Cost of shares redeemed	(209)	(30,125)	—	—	—	—
Redemption fees	— (a)	1	—	—	—	—

Change in net assets from Institutional Class capital transactions	$439	$(19,835)	$—	$—	$—	$—

Select Class
Proceeds from shares issued	$2,136	$7,277	$23,990	$39,996	$3,560	$3,282
Dividends and distributions reinvested	88	162	—	98	—	—
Cost of shares redeemed	(4,771)	(22,222)	(6,258)	(4,619)	(816)	(5,930)
Redemption fees	— (a)	2	38	7	3	7

Change in net assets from Select Class capital transactions	$(2,547)	$(14,781)	$17,770	$35,482	$2,747	$(2,641)

Total change in net assets from capital transactions	$(20,134)	$(77,693)	$22,119	$39,549	$1,022	$(3,923)

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

	Intrepid European Fund		Latin America Fund		Russia Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	149	515	378	686	319	882
Reinvested	69	129	— (a)	11	—	—
Redeemed	(893)	(2,604)	(224)	(542)	(457)	(1,117)

Change in Class A Shares	(675)	(1,960)	154	155	(138)	(235)

Class B
Issued	2	7	—	—	—	—
Reinvested	6	12	—	—	—	—
Redeemed	(104)	(277)	—	—	—	—

Change in Class B Shares	(96)	(258)	—	—	—	—

Class C
Issued	17	56	97	140	106	311
Reinvested	9	21	—	3	—	—
Redeemed	(224)	(505)	(53)	(114)	(87)	(296)

Change in Class C Shares	(198)	(428)	44	29	19	15

Class R5 (b)
Reinvested	—	—	—	— (a)	—	—
Redeemed	—	—	—	(7)	—	(7)

Change in Class R5 Shares	—	—	—	(7)	—	(7)

Institutional Class
Issued	21	520	—	—	—	—
Reinvested	13	34	—	—	—	—
Redeemed	(11)	(1,798)	—	—	—	—

Change in Institutional Class Shares	23	(1,244)	—	—	—	—

Select Class
Issued	111	432	1,132	1,937	248	286
Reinvested	5	9	—	6	—	—
Redeemed	(250)	(1,320)	(295)	(230)	(57)	(523)

Change in Select Class Shares	(134)	(879)	837	1,713	191	(237)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Class R5 Shares liquidated on June 14, 2010 for Latin America Fund and Russia Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Asia Equity Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$36.87	$(0.10	)(e)	$2.35	$2.25	$— (f)	$—	$— (f)	$—	(f)
Year Ended October 31, 2010	29.19	(0.10	)(e)	7.78	7.68	—	—	—	—	(f)
Year Ended October 31, 2009	17.56	0.01	(e)	11.63	11.64	(0.01)	—	(0.01)	—	(f)
Year Ended October 31, 2008	48.39	(0.04	)(e)	(28.75)	(28.79)	(0.04)	(2.00)	(2.04)	—	(f)
Year Ended October 31, 2007	26.43	0.02	(e)	22.49	22.51	(0.06)	(0.49)	(0.55)	—	(f)
Year Ended October 31, 2006	21.68	0.10	(e)	5.59	5.69	(0.12)	(0.82)	(0.94)	—	(f)

Institutional Class
Six Months Ended April 30, 2011 (Unaudited)	37.41	(0.04	)(e)	2.40	2.36	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2010	29.49	0.03	(e)	7.89	7.92	—	—	—	—	(f)
Year Ended October 31, 2009	17.81	0.08	(e)	11.76	11.84	(0.16)	—	(0.16)	—	(f)
Year Ended October 31, 2008	48.96	0.11	(e)	(29.12)	(29.01)	(0.14)	(2.00)	(2.14)	—	(f)
Year Ended October 31, 2007	26.72	0.14	(e)	22.74	22.88	(0.15)	(0.49)	(0.64)	—	(f)
Year Ended October 31, 2006	21.84	0.22	(e)	5.62	5.84	(0.14)	(0.82)	(0.96)	—	(f)

Select Class
Six Months Ended April 30, 2011 (Unaudited)	37.24	(0.08	)(e)	2.40	2.32	(0.07)	—	(0.07)	—	(f)
Year Ended October 31, 2010	29.40	(0.02	)(e)	7.86	7.84	—	—	—	—	(f)
Year Ended October 31, 2009	17.74	0.04	(e)	11.74	11.78	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2008	48.82	0.07	(e)	(29.05)	(28.98)	(0.10)	(2.00)	(2.10)	—	(f)
Year Ended October 31, 2007	26.64	0.09	(e)	22.68	22.77	(0.10)	(0.49)	(0.59)	—	(f)
Year Ended October 31, 2006	21.82	0.18	(e)	5.61	5.79	(0.15)	(0.82)	(0.97)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Had these losses not been reimbursed, the total return for Class A, Institutional Class and Select Class would have been 86.43%, 87.16% and 86.90%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$39.12	6.11%	$18,831	1.73%	(0.55)%	1.74%	45%
36.87	26.31	18,575	1.75	(0.32)	1.77	109
29.19	66.35	18,004	1.71	0.04	1.74	211
17.56	(61.76)	11,763	1.73	(0.11)	1.75	115
48.39	86.62 (g)	31,985	1.74	0.07	1.77	78
26.43	26.95	7,360	1.75	0.43	1.85	99

39.65	6.33	223,539	1.33	(0.22)	1.33	45
37.41	26.86	263,090	1.35	0.08	1.37	109
29.49	67.01	293,745	1.30	0.34	1.32	211
17.81	(61.60)	97,763	1.33	0.31	1.35	115
48.96	87.31 (g)	256,615	1.34	0.40	1.36	78
26.72	27.52	20,140	1.35	0.90	1.45	99

39.49	6.24	1,047,349	1.48	(0.43)	1.48	45
37.24	26.67	1,527,373	1.50	(0.06)	1.52	109
29.40	66.77	1,529,487	1.46	0.16	1.48	211
17.74	(61.67)	641,451	1.48	0.20	1.51	115
48.82	87.05 (g)	1,466,109	1.48	0.25	1.51	78
26.64	27.30	270,131	1.50	0.73	1.60	99

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
China Region Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$19.73	$(0.10	)(e)	$1.77		$1.67	$(0.03)	$—	$(0.03)	$—	(f)
Year Ended October 31, 2010	16.68	0.04	(e)	3.07		3.11	(0.07)	—	(0.07)	0.01
Year Ended October 31, 2009	10.46	0.10	(e)	6.12	(g)	6.22	—	—	—	—	(f)
Year Ended October 31, 2008	26.24	0.05	(e)	(15.65)		(15.60)	(0.08)	(0.11)	(0.19)	0.01
February 28, 2007 (i) through October 31, 2007	15.00	—	(f)	11.21		11.21	—	—	—	0.03

Class C
Six Months Ended April 30, 2011 (Unaudited)	19.41	(0.16	)(e)	1.76		1.60	—	—	—	—	(f)
Year Ended October 31, 2010	16.48	(0.07	)(e)	3.04		2.97	(0.05)	—	(0.05)	0.01
Year Ended October 31, 2009	10.38	0.04	(e)	6.06	(g)	6.10	—	—	—	—	(f)
Year Ended October 31, 2008	26.15	(0.03	)(e)	(15.59)		(15.62)	(0.05)	(0.11)	(0.16)	0.01
February 28, 2007 (i) through October 31, 2007	15.00	(0.02)		11.14		11.12	—	—	—	0.03

Select Class
Six Months Ended April 30, 2011 (Unaudited)	19.87	(0.09	)(e)	1.79		1.70	(0.08)	—	(0.08)	—	(f)
Year Ended October 31, 2010	16.78	0.10	(e)	3.08		3.18	(0.10)	—	(0.10)	0.01
Year Ended October 31, 2009	10.50	0.13	(e)	6.15	(g)	6.28	—	—	—	—	(f)
Year Ended October 31, 2008	26.28	(0.03	)(e)	(15.56)		(15.59)	(0.09)	(0.11)	(0.20)	0.01
February 28, 2007 (i) through October 31, 2007	15.00	(0.01)		11.25		11.24	—	—	—	0.04

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	The Advisor reimbursed the Fund for losses incurred from an operational error. There was no impact to net realized and unrealized gain (losses) on investments per share or total return.
(h)	Includes interest expense of 0.05%
(i)	Commencement of operations.
(j)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(k)	Includes interest expense of 0.06%.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$21.37	8.50%	$5,324	2.00%		(1.04)%	3.92%		42%
19.73	18.76	4,479	2.00		0.22	3.89		79
16.68	59.46 (g)	4,951	2.00		0.78	5.31		102
10.46	(59.78)	2,305	2.05	(h)	0.30	3.13		122
26.24	74.93	5,728	2.00		0.09	9.26	(j)	50

21.01	8.24	2,526	2.50		(1.58)	4.42		42
19.41	18.16	2,293	2.50		(0.39)	4.36		79
16.48	58.77 (g)	3,078	2.50		0.32	5.51		102
10.38	(59.99)	728	2.56	(k)	(0.15)	3.67		122
26.15	74.33	1,815	2.50		(0.39)	10.03	(j)	50

21.49	8.61	7,119	1.75		(0.85)	3.67		42
19.87	19.08	6,984	1.75		0.55	3.65		79
16.78	59.81 (g)	6,877	1.75		1.00	4.93		102
10.50	(59.67)	3,905	1.80	(h)	(0.14)	2.65		122
26.28	75.20	49,230	1.75		(0.33)	7.96	(j)	50

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Redemption fees
India Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$17.82	$(0.13	)(e)	$(0.95)	$(1.08)	$0.01
Year Ended October 31, 2010	12.42	(0.11	)(e)	5.50	5.39	0.01
Year Ended October 31, 2009	7.90	(0.07	)(e)	4.59	4.52	—	(f)
Year Ended October 31, 2008	20.84	(0.17	)(e)	(12.78)	(12.95)	0.01
May 1, 2007 (h) through October 31, 2007	15.00	(0.03)		5.86	5.83	0.01

Class C
Six Months Ended April 30, 2011 (Unaudited)	17.52	(0.17	)(e)	(0.94)	(1.11)	0.01
Year Ended October 31, 2010	12.27	(0.18	)(e)	5.42	5.24	0.01
Year Ended October 31, 2009	7.84	(0.12	)(e)	4.55	4.43	—	(f)
Year Ended October 31, 2008	20.79	(0.25	)(e)	(12.71)	(12.96)	0.01
May 1, 2007 (h) through October 31, 2007	15.00	(0.05)		5.83	5.78	0.01

Select Class
Six Months Ended April 30, 2011 (Unaudited)	17.97	(0.12	)(e)	(0.95)	(1.07)	0.01
Year Ended October 31, 2010	12.49	(0.08	)(e)	5.55	5.47	0.01
Year Ended October 31, 2009	7.93	(0.05	)(e)	4.61	4.56	—	(f)
Year Ended October 31, 2008	20.87	(0.18	)(e)	(12.77)	(12.95)	0.01
May 1, 2007 (h) through October 31, 2007	15.00	(0.02)		5.87	5.85	0.02

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.03%
(h)	Commencement of operations.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(j)	Includes interest expense of 0.02%

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$16.75	(6.00)%	$12,570	2.00%		(1.64)%	2.93%		19%
17.82	43.48	13,882	2.00		(0.71)	3.59		45
12.42	57.22	6,613	2.00		(0.72)	4.17		45
7.90	(62.09)	4,438	2.03	(g)	(1.17)	2.40		80
20.84	38.93	4,177	2.00		(1.31)	10.08	(i)	17

16.42	(6.28)	6,973	2.50		(2.12)	3.44		19
17.52	42.79	7,200	2.50		(1.24)	4.07		45
12.27	56.51	3,740	2.50		(1.23)	4.59		45
7.84	(62.29)	1,960	2.53	(g)	(1.67)	2.89		80
20.79	38.60	2,372	2.50		(1.61)	11.11	(i)	17

16.91	(5.90)	4,854	1.75		(1.38)	2.70		19
17.97	43.88	4,231	1.75		(0.51)	3.33		45
12.49	57.50	3,046	1.75		(0.51)	4.00		45
7.93	(62.00)	4,608	1.77	(j)	(1.04)	1.99		80
20.87	39.13	50,575	1.75		(1.17)	9.71	(i)	17

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid European Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$18.28	$0.08	(e)	$2.86	(h)	$2.94	$(0.29)	$—	$(0.29)	$—	(f)
Year Ended October 31, 2010	17.03	0.18	(e)	1.43		1.61	(0.36)	—	(0.36)	—	(f)
Year Ended October 31, 2009	15.20	0.33	(e)(g)	2.49	(g)(h)	2.82	(0.99)	—	(0.99)	—	(f)
Year Ended October 31, 2008	34.64	0.70	(e)	(16.27)		(15.57)	(0.41)	(3.46)	(3.87)	—	(f)
Year Ended October 31, 2007	27.98	0.43	(e)	7.85		8.28	(0.21)	(1.41)	(1.62)	—	(f)
Year Ended October 31, 2006	23.12	0.31	(e)	7.85		8.16	(0.14)	(3.16)	(3.30)	—	(f)

Class B
Six Months Ended April 30, 2011 (Unaudited)	16.63	0.03	(e)	2.61	(h)	2.64	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2010	15.54	0.09	(e)	1.29		1.38	(0.29)	—	(0.29)	—	(f)
Year Ended October 31, 2009	13.92	0.23	(e)(g)	2.27	(g)(h)	2.50	(0.88)	—	(0.88)	—	(f)
Year Ended October 31, 2008	32.09	0.53	(e)	(14.95)		(14.42)	(0.29)	(3.46)	(3.75)	—	(f)
Year Ended October 31, 2007	26.04	0.24	(e)	7.31		7.55	(0.09)	(1.41)	(1.50)	—	(f)
Year Ended October 31, 2006	21.74	0.17	(e)	7.33		7.50	(0.04)	(3.16)	(3.20)	—	(f)

Class C
Six Months Ended April 30, 2011 (Unaudited)	16.53	0.03	(e)	2.59	(h)	2.62	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2010	15.43	0.09	(e)	1.30		1.39	(0.29)	—	(0.29)	—	(f)
Year Ended October 31, 2009	13.81	0.24	(e)(g)	2.24	(g)(h)	2.48	(0.86)	—	(0.86)	—	(f)
Year Ended October 31, 2008	31.91	0.52	(e)	(14.84)		(14.32)	(0.32)	(3.46)	(3.78)	—	(f)
Year Ended October 31, 2007	25.97	0.24	(e)	7.28		7.52	(0.17)	(1.41)	(1.58)	—	(f)
Year Ended October 31, 2006	21.72	0.18	(e)	7.30		7.48	(0.07)	(3.16)	(3.23)	—	(f)

Institutional Class
Six Months Ended April 30, 2011 (Unaudited)	18.75	0.14	(e)	2.92	(h)	3.06	(0.38)	—	(0.38)	—	(f)
Year Ended October 31, 2010	17.46	0.27	(e)	1.46		1.73	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2009	15.63	0.42	(e)(g)	2.53	(g)(h)	2.95	(1.12)	—	(1.12)	—	(f)
Year Ended October 31, 2008	35.44	0.74	(e)	(16.59)		(15.85)	(0.50)	(3.46)	(3.96)	—	(f)
Year Ended October 31, 2007	28.54	0.56	(e)	8.03		8.59	(0.28)	(1.41)	(1.69)	—	(f)
Year Ended October 31, 2006	23.53	0.44	(e)	7.97		8.41	(0.24)	(3.16)	(3.40)	—	(f)

Select Class
Six Months Ended April 30, 2011 (Unaudited)	18.54	0.11	(e)	2.89	(h)	3.00	(0.32)	—	(0.32)	—	(f)
Year Ended October 31, 2010	17.26	0.23	(e)	1.45		1.68	(0.40)	—	(0.40)	—	(f)
Year Ended October 31, 2009	15.39	0.37	(e)(g)	2.51	(g)(h)	2.88	(1.01)	—	(1.01)	—	(f)
Year Ended October 31, 2008	34.98	0.69	(e)	(16.37)		(15.68)	(0.45)	(3.46)	(3.91)	—	(f)
Year Ended October 31, 2007	28.18	0.50	(e)	7.94		8.44	(0.23)	(1.41)	(1.64)	—	(f)
Year Ended October 31, 2006	23.28	0.40	(e)	7.87		8.27	(0.21)	(3.16)	(3.37)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.48, $2.26, $2.52 and $2.50 and total return would have been 20.19%, 19.52%, 20.73% and 20.43% for Class A, Class B, Institutional Class and Select Class Shares, respectively. The impact on net investment income (loss) per share and the net investment income (loss) ratio was less than $0.01 and 0.01%, respectively for Class A, Class B, Institutional Class and Select Class Shares. The impact on net investment income (loss) per share, net realized and unrealized gains (losses) on investments per share, total return and the net investment income (loss) ratio was less than $0.01, $0.01, 0.01% and 0.01%, respectively, for Class C Shares.
(h)	The Advisor reimbursed the Fund for losses incurred from an operational error. There was no impact to net realized and unrealized gain (losses) on investments per share or total return.
(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$20.93	16.28	%(h)	$87,631	1.50%		0.89%		1.72%	196%
18.28	9.58		88,859	1.49		1.05		1.66	381
17.03	20.26	(g)(h)	116,135	1.51		2.29	(g)	1.78	433
15.20	(49.91)		139,208	1.46		2.77		1.46	235
34.64	30.94		394,416	1.42		1.39		1.42	171
27.98	39.68		147,422	1.44		1.22		1.44	97

19.07	16.02	(h)	9,529	2.00		0.38		2.22	196
16.63	8.98		9,917	1.99		0.57		2.16	381
15.54	19.59	(g)(h)	13,262	2.01		1.77	(g)	2.28	433
13.92	(50.14)		15,678	1.96		2.28		1.96	235
32.09	30.31		42,374	1.91		0.84		1.92	171
26.04	38.97		22,621	1.94		0.72		1.95	97

18.95	16.03	(h)	16,736	2.00		0.38		2.22	196
16.53	9.10		17,873	1.99		0.56		2.16	381
15.43	19.60	(g)(h)	23,291	2.01		1.81	(g)	2.28	433
13.81	(50.15)		28,904	1.96		2.27		1.96	235
31.91	30.31		81,982	1.92		0.85		1.92	171
25.97	38.94		24,316	1.93		0.78		1.94	97

21.43	16.63	(h)	15,665	1.00		1.43		1.32	196
18.75	10.10		13,271	1.00		1.57		1.27	381
17.46	20.80	(g)(h)	34,082	1.01	(i)	2.88	(g)	1.39	433
15.63	(49.65)		48,219	1.01	(i)	2.77		1.05	235
35.44	31.48		315,180	0.99		1.77		1.02	171
28.54	40.27		144,301	1.00		1.75		1.05	97

21.22	16.41	(h)	23,252	1.25		1.18		1.47	196
18.54	9.90		22,794	1.25		1.38		1.42	381
17.26	20.50	(g)(h)	36,409	1.26		2.54	(g)	1.53	433
15.39	(49.76)		48,741	1.20		2.63		1.20	235
34.98	31.29		328,183	1.16		1.61		1.17	171
28.18	40.01		236,203	1.19		1.60		1.20	97

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Latin America Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$21.43	$0.07	(e)	$0.09	$0.16	$—	$—	$—	$0.02
Year Ended October 31, 2010	16.05	(0.02	)(e)	5.87	5.85	(0.50)	—	(0.50)	0.03
Year Ended October 31, 2009	9.66	0.07	(e)	6.67	6.74	(0.36)	—	(0.36)	0.01
Year Ended October 31, 2008	23.07	0.26	(e)	(13.08)	(12.82)	(0.18)	(0.46)	(0.64)	0.05
February 28, 2007 (g) through October 31, 2007	15.00	(0.01)		8.07	8.06	—	—	—	0.01

Class C
Six Months Ended April 30, 2011 (Unaudited)	21.35	0.01	(e)	0.10	0.11	—	—	—	0.02
Year Ended October 31, 2010	16.01	(0.09	)(e)	5.84	5.75	(0.44)	—	(0.44)	0.03
Year Ended October 31, 2009	9.61	0.02	(e)	6.66	6.68	(0.29)	—	(0.29)	0.01
Year Ended October 31, 2008	22.99	0.17	(e)	(13.02)	(12.85)	(0.13)	(0.46)	(0.59)	0.06
February 28, 2007 (g) through October 31, 2007	15.00	(0.04)		8.02	7.98	—	—	—	0.01

Select Class
Six Months Ended April 30, 2011 (Unaudited)	21.48	0.10	(e)	0.09	0.19	—	—	—	0.02
Year Ended October 31, 2010	16.06	(0.03	)(e)	5.95	5.92	(0.52)	—	(0.52)	0.02
Year Ended October 31, 2009	9.70	0.12	(e)	6.64	6.76	(0.41)	—	(0.41)	0.01
Year Ended October 31, 2008	23.11	0.30	(e)	(13.12)	(12.82)	(0.18)	(0.46)	(0.64)	0.05
February 28, 2007 (g) through October 31, 2007	15.00	0.05		8.05	8.10	—	—	—	0.01

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.02%
(g)	Commencement of operations.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$21.61	0.84%	$15,646	1.89%		0.63%	1.98%		35%
21.43	37.51	12,218	1.88		(0.10)	2.93		85
16.05	73.15	6,654	1.90		0.63	5.31		96
9.66	(56.81)	2,462	1.92	(f)	1.31	3.61		134
23.07	53.80	2,775	1.90		(0.14)	7.28	(h)	39

21.48	0.62	5,029	2.39		0.13	2.48		35
21.35	36.80	4,053	2.38		(0.51)	3.44		85
16.01	72.12	2,577	2.40		0.14	5.86		96
9.61	(56.98)	1,017	2.42	(f)	0.88	4.18		134
22.99	53.27	1,716	2.40		(0.61)	8.11	(h)	39

21.69	0.98	60,089	1.64		0.97	1.73		35
21.48	37.87	41,521	1.55		(0.14)	2.33		85
16.06	73.46	3,536	1.65		1.02	5.26		96
9.70	(56.70)	1,756	1.67	(f)	1.46	3.49		134
23.11	54.07	4,639	1.65		0.40	8.63	(h)	39

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Russia Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$12.94	$(0.09	)(e)	$1.81	$1.72	$—	$—	$—	$0.01
Year Ended October 31, 2010	9.60	(0.06	)(e)	3.39	3.33	—	—	—	0.01
Year Ended October 31, 2009	5.39	(0.09	)(e)	4.29	4.20	—	—	—	0.01
Year Ended October 31, 2008	19.43	(0.12	)(e)	(13.33)	(13.45)	(0.02)	(0.60)	(0.62)	0.03
February 28, 2007 (h) through October 31, 2007	15.00	(0.01)		4.19	4.18	—	—	—	0.25

Class C
Six Months Ended April 30, 2011 (Unaudited)	12.72	(0.12	)(e)	1.77	1.65	—	—	—	0.01
Year Ended October 31, 2010	9.48	(0.08	)(e)	3.31	3.23	—	—	—	0.01
Year Ended October 31, 2009	5.35	(0.11	)(e)	4.23	4.12	—	—	—	0.01
Year Ended October 31, 2008	19.36	(0.18	)(e)	(13.26)	(13.44)	— (k)	(0.60)	(0.60)	0.03
February 28, 2007 (h) through October 31, 2007	15.00	(0.03)		4.13	4.10	—	—	—	0.26

Select Class
Six Months Ended April 30, 2011 (Unaudited)	13.06	(0.07	)(e)	1.83	1.76	—	—	—	0.01
Year Ended October 31, 2010	9.66	(0.04	)(e)	3.43	3.39	—	—	—	0.01
Year Ended October 31, 2009	5.42	(0.06	)(e)	4.30	4.24	(0.01)	—	(0.01)	0.01
Year Ended October 31, 2008	19.53	(0.09	)(e)	(13.44)	(13.53)	(0.01)	(0.60)	(0.61)	0.03
February 28, 2007 (h) through October 31, 2007	15.00	0.05		4.36	4.41	—	—	—	0.12

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return.
(g)	Includes interest expense of 0.02%
(h)	Commencement of operations.
(i)	Includes interest expense of 0.01%.
(j)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$14.67	13.37%		$11,389	1.99%		(1.24)%	2.97%		8%
12.94	34.79		11,831	2.01	(i)	(0.52)	2.96		58
9.60	78.11		11,027	1.99		(1.27)	3.97		66
5.39	(71.32	)(f)	1,034	2.02	(g)	(0.70)	3.57		76
19.43	29.53		2,106	2.01	(i)	(0.09)	8.75	(j)	68

14.38	13.05		8,330	2.49		(1.73)	3.47		8
12.72	34.18		7,117	2.51	(i)	(0.77)	3.50		58
9.48	77.20		5,169	2.49		(1.66)	4.84		66
5.35	(71.45	)(f)	1,288	2.52	(g)	(1.09)	4.02		76
19.36	29.07		2,272	2.51	(i)	(0.67)	9.04	(j)	68

14.83	13.55		9,464	1.74		(0.92)	2.71		8
13.06	35.20		5,844	1.76	(i)	(0.32)	2.72		58
9.66	78.55		6,606	1.75		(0.86)	4.61		66
5.42	(71.33	)(f)	2,325	1.77	(g)	(0.56)	3.39		76
19.53	30.20		3,442	1.76	(i)	0.39	9.67	(j)	68

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Asia Equity Fund	Class A, Institutional Class and Select Class	Diversified
China Region Fund	Class A, Class C and Select Class	Non-Diversified
India Fund	Class A, Class C and Select Class	Non-Diversified
Intrepid European Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Latin America Fund	Class A, Class C and Select Class	Non-Diversified
Russia Fund	Class A, Class C and Select Class	Non-Diversified

Effective November 1, 2009, Class B Shares of Intrepid European Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

56	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by country or sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Asia Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities #	$34,482	$1,246,612	$—	$1,281,094

China Region Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities ##	$—	$14,822	$—	$14,822

India Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities ###	$421	$23,852	$—	$24,273

Intrepid European Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities #	$1,906	$145,300	$—	$147,206

Appreciation in Other Financial Instruments
Futures Contracts	$8	$—	$—	$8

Depreciation in Other Financial Instruments
Futures Contracts	$(6)	$—	$—	$(6)

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

Latin America Fund

	Level 1 Quoted prices		Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$—		$1,427		$—	$1,427
Brazil	35,504		3,652		—	39,156
Canada	1,318		—		—	1,318
Chile	300		—		—	300
Mexico	8,934		5,130		—	14,064
Panama	872		—		—	872
Peru	1,715		—		—	1,715
United Kingdom	—		1,192		—	1,192
United States	950		—		—	950

Total Common Stocks	49,593		11,401		—	60,994

Preferred Stocks
Brazil	8,099		5,225		—	13,324

Total Preferred Stocks	8,099		5,225		—	13,324

Rights
Brazil	—		—	(a)	—	—	(a)
Short-Term Investment
Investment Company	6,301		—		—	6,301

Total Investments in Securities	$63,993		$16,626		$—	$80,619

Russia Fund
	Level 1 Quoted prices		Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,071		$364		$—	$1,435
Consumer Staples	1,722		4,099		—	5,821
Energy	11		8,705		—	8,716
Financials	233		4,022		—	4,255
Health Care	—		241		—	241
Industrials	—		633		—	633
Information Technology	—		—		35	35
Materials	102		3,753		7	3,862
Telecommunication Services	—		4,130		—	4,130
Utilities	—		563		—	563

Total Common Stocks	3,139		26,510		42	29,691

Preferred Stocks
Materials	—		486		—	486
Short-Term Investment
Investment Company	—	(a)	—		—	—	(a)

Total Investments in Securities	$3,139		$26,996		$42	$30,177

(a)	Amount rounds to less than $1,000.
#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 2 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
###	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of an ADR. Please refer to the SOI for industry specifics of the portfolio holdings.

58	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

There were no transfers between Levels 1 and 2 during the period ended April 30, 2011.

The following is a summary of investments for which unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Russia Fund	Balance as of 10/31/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/11
Investments in Securities
Common Stocks — Consumer Discretionary	$6	$—	$—	$—	$—	$—	$—	$(6)	$—
Common Stocks — Financials	—	—	(6)	—	—	—	—	6	—
Common Stocks — Information Technology	—	—	(3)	—	—	—	38		35
Common Stocks — Materials	7	—	—	—	—	—	—		7

Total	$13	$—	$(9)	$—	$—	$—	$38	$—	$42

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2011, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Russia Fund	$(3)

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2011 (amounts in thousands):

	Value	Percentage
Russia Fund	$42	0.1%

C. Futures Contracts — The Intrepid European Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Intrepid European Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Intrepid European Fund’s futures activities during the six months ended April 30, 2011 (amounts in thousands):

Intrepid European Fund
Futures Contracts:
Average Notional Balance Long	$3,817
Ending Notional Balance Long	$6,031

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

E. Securities Lending — The Funds may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the period ended April 30, 2011, the Intrepid European Fund earned $27 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest and 105% of the value of loaned non-dollar-denominate securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor of the Funds waived fees of $19 associated with the Intrepid European Fund’s investment in JPMorgan Prime Money Market Fund. These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee, paid monthly in arrears equal to (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar denominated securities outstanding during a given month.

60	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

The Intrepid European Fund incurred lending agent fees to JPMCB of $19 for the period ended April 30, 2011.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

K. Redemption Fees — Prior to May 2, 2011, generally, shares of the Funds held for less than 60 days were subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital. Effective May 2, 2011, shares of the Funds are no longer subject to a redemption fee regardless of how long such shares are held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Asia Equity Fund	1.00%
China Region Fund	1.25
India Fund	1.25
Intrepid European Fund	0.65
Latin America Fund	1.00
Russia Fund	1.25

The Advisor, on behalf of Asia Equity Fund, China Region Fund and India Fund, has entered into an investment sub-advisory agreement with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-advisor, JFIMI receives a portion of the fees payable to the Advisor.

The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each fund is as follows:

Asia Equity Fund	0.50%
China Region Fund	0.60
India Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended April 30, 2011, the annual effective rate was 0.09% of average daily net assets for the Funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Subadministrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Equity Fund	0.25%	n/a	n/a
China Region Fund	0.25	n/a	0.75%
India Fund	0.25	n/a	0.75
Intrepid European Fund	0.25	0.75%	0.75
Latin America Fund	0.25	n/a	0.75
Russia Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended April 30, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Asia Equity Fund	$6	$—
China Region Fund	3	—	(a)
India Fund	8	1
Intrepid European Fund	2	3
Latin America Fund	8	4
Russia Fund	4	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Equity Fund	0.25%	n/a	n/a	0.10%	0.25%
China Region Fund	0.25	n/a	0.25%	n/a	0.25
India Fund	0.25	n/a	0.25	n/a	0.25
Intrepid European Fund	0.25	0.25%	0.25	0.10	0.25
Latin America Fund	0.25	n/a	0.25	n/a	0.25
Russia Fund	0.25	n/a	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

62	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Equity Fund	1.75%	n/a	n/a	1.35%	1.50%
China Region Fund	2.00	n/a	2.50%	n/a	1.75
India Fund	2.00	n/a	2.50	n/a	1.75
Intrepid European Fund	1.50	2.00	2.00	1.00	1.25
Latin America Fund	1.90	n/a	2.40	n/a	1.65
Russia Fund	2.00	n/a	2.50	n/a	1.75

The contractual expense limitation agreements were in effect for the period ended April 30, 2011 for the Asia Equity Fund, China Region Fund, India Fund, Latin America Fund and Russia Fund. The contractual expense limitation agreements were in effect for the period ended February 25, 2011 through April 30, 2011 for the Intrepid European Fund. The expense limitation percentages in the table above are in place until at least February 29, 2012. In addition, the Funds’ service providers have voluntarily waived fees during the period ended April 30, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

Prior to February 25, 2011, the contractual expense limitations of the Intrepid European Fund were as follows:

	Class A	Class B	Class C	Institutional Class	Select Class
Intrepid European Fund	1.75%	2.50%	2.50%	1.00%	1.50%

For the period ended April 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Asia Equity Fund	$18	$—	$—	$18	$—
China Region Fund	87	6	4	97	37
India Fund	102	11	6	119	—
Intrepid European Fund	40	29	7	76	—
Latin America Fund	20	—	8	28	—
Russia Fund	120	13	7	140	—

	Voluntary Waivers
	Investment Advisory	Administration	Total
Intrepid European Fund	$58	$37	$95

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in the money market funds for the period ended April 30, 2011 were as follows (excluding the reimbursement disclosed in Note 2.F. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Asia Equity Fund	$35
Intrepid European Fund	3
Latin America Fund	3
Russia Fund	1

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended April 30, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended April 30, 2011, the Intrepid European Fund incurred brokerage commissions with broker/dealers affiliated with the Advisor of approximately $1,000.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMCB made a payment to the Intrepid European Fund of approximately $1,000 relating to an operational error.

4. Investment Transactions

During the period ended April 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Equity Fund	$671,565	$1,224,537
China Region Fund	5,886	5,785
India Fund	7,084	4,658
Intrepid European Fund	283,068	306,638
Latin America Fund	39,842	22,657
Russia Fund	6,519	2,962

During the six months ended April 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Equity Fund	$948,910	$360,768	$28,584	$332,184
China Region Fund	10,414	4,523	115	4,408
India Fund	21,679	3,644	1,050	2,594
Intrepid European Fund	128,164	19,246	204	19,042
Latin America Fund	71,971	9,778	1,130	8,648
Russia Fund	19,239	13,054	2,116	10,938

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011. The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

64	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Asia Equity Fund, China Region Fund and Latin America Fund.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of certain of the funds as follows:

J.P. Morgan Investor Funds
Latin America Fund	57.7%

Additionally, Russia Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2011, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2011, the Asia Equity Fund invested approximately 23.4% and 22.0% of its total investments in South Korea and China, respectively.

As of April 30, 2011, the Intrepid European Fund invested approximately 22.6% and 21.8% of its total investments in the United Kingdom and France, respectively.

China Region Fund

Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities.

At April 30, 2011, the Fund had 50.0%, 28.6% and 20.1% of its total investments invested in China, Taiwan and Hong Kong, respectively.

India Fund

Investing in securities of Indian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from India’s undeveloped systems of securities and transfer.

Latin America Fund

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments. At April 30, 2011, the Fund had 65.1 % of its total investments invested in Brazil.

Russia Fund

Investing in securities of Russian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia’s undeveloped systems of securities and transfer.

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2010, and continued to hold your shares at the end of the reporting period, April 30, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011*	Annualized Expense Ratio
Asia Equity Fund
Class A
Actual	$1,000.00	$1,061.10	$8.84	1.73%
Hypothetical	1,000.00	1,016.22	8.65	1.73
Institutional Class
Actual	1,000.00	1,063.30	6.80	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Select Class
Actual	1,000.00	1,062.40	7.57	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48

China Region Fund
Class A
Actual	1,000.00	1,085.00	10.34	2.00
Hypothetical	1,000.00	1,014.88	9.99	2.00
Class C
Actual	1,000.00	1,082.40	12.91	2.50
Hypothetical	1,000.00	1,012.40	12.47	2.50
Select Class
Actual	1,000.00	1,086.10	9.05	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75

India Fund
Class A
Actual	1,000.00	940.00	9.62	2.00
Hypothetical	1,000.00	1,014.88	9.99	2.00

66	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2011

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011*	Annualized Expense Ratio
India Fund (continued)
Class C
Actual	$1,000.00	$937.20	$12.01	2.50%
Hypothetical	1,000.00	1,012.40	12.47	2.50
Select Class
Actual	1,000.00	941.00	8.42	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75

Intrepid European Fund
Class A
Actual	1,000.00	1,162.80	8.04	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class B
Actual	1,000.00	1,160.20	10.71	2.00
Hypothetical	1,000.00	1,014.88	9.99	2.00
Class C
Actual	1,000.00	1,160.30	10.71	2.00
Hypothetical	1,000.00	1,014.88	9.99	2.00
Institutional Class
Actual	1,000.00	1,166.30	5.37	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Select Class
Actual	1,000.00	1,164.10	6.71	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25

Latin America Fund
Class A
Actual	1,000.00	1,008.40	9.41	1.89
Hypothetical	1,000.00	1,015.42	9.44	1.89
Class C
Actual	1,000.00	1,006.20	11.88	2.39
Hypothetical	1,000.00	1,012.94	11.93	2.39
Select Class
Actual	1,000.00	1,009.80	8.17	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64

Russia Fund
Class A
Actual	1,000.00	1,133.70	10.53	1.99
Hypothetical	1,000.00	1,014.93	9.94	1.99
Class C
Actual	1,000.00	1,130.50	13.15	2.49
Hypothetical	1,000.00	1,012.45	12.42	2.49
Select Class
Actual	1,000.00	1,135.50	9.21	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	67

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. April 2011.	SAN-INTEQ-CO-411

Semi-Annual Report

J.P. Morgan SMA Funds

April 30, 2011 (Unaudited)

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 18, 2011

Dear Shareholder:

Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.

In late summer of 2010, concerns over deflation and whether the economy might double-dip and head back into recession generated uncertainty about the sustainability of the recovery among investors. In response to these risks, the Federal Reserve (the “Fed”) implemented monetary stimulus in the form of a second round of quantitative easing (“QE2”).

“Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.”

Today, concerns about inflation and the risks associated with higher interest rates have replaced deflationary worries, and a host of geopolitical disruptions — such as the sovereign debt problems in Europe and higher oil prices triggered by tensions in the Middle East — are casting new uncertainties about the sustainability of economic growth.

Despite these headwinds, the U.S. equity markets have held up well. At the end of Q42010, for example, investors responded warmly to QE2 and a continued rebound in corporate profits by sending the Standard & Poor’s 500 Index (“S&P500”) on an impressive rally that produced the second year of double-digit returns. Although the markets suffered a setback following the devastating earthquake and tsunami in Japan during March, stocks recovered quickly as investors demonstrated their willingness to embrace riskier assets such as commodities, as well as small cap and international stocks.

Despite the potential impact of geopolitical risks and other crises on future growth, we are encouraged by some meaningful signs of economic health such as strong corporate earnings and reduced debt-service costs for consumers and corporations.

Investors respond to strong corporate profits

Strong corporate earnings and ongoing monetary and fiscal stimulus helped stocks get off to a strong start in 2011. As of the end of the six-month reporting period ended April 30th, 2011, the S&P500 Index had risen 16.4% to a level of 1,364.

Despite lingering concerns about Europe’s sovereign debt problems, international stocks held up relatively well as investors’ concerns temporarily abated due to successful Spanish, Portuguese and Italian bond issues in the first quarter of 2011. There was also optimism among some investors that Germany would adopt a more flexible stance on the Eurozone rescue fund. As of the end of the six-month reporting period ended April 30th, 2011, the MSCI EAFE Index (Europe, Australasia and the Far East) had risen 12.7%.

Emerging markets, on the other hand, experienced mixed performance. Although China, India, and Brazil have experienced robust economic growth, all three countries are now grappling with rising inflation concerns. The MSCI EM (Emerging Markets) Index returned 9.7% as of the end of the six-month reporting period ending April 30th, 2011.

U.S. Treasury yields rise and high yield bonds gain

Improved economic expectations and a U.S. stock market rally have resulted in higher U.S. Treasury yields over the past six months. The yield on the 10-year U.S. Treasury bond rose from 2.6% to 3.3% as of the end of the six-month reporting period ended April 30th, 2011, while yields on the 30-year U.S. Treasury bond climbed from 4.0% to 4.4%, and yields on the 2-year U.S. Treasury bond increased from 0.3% to 0.6% as of the end of the same period.

High yield continued to be the best performing area of the bond market, with the Barclays Capital High Yield Index returning 6.2%, the Barclays Capital U.S. Aggregate Bond Index returning 0.02%, and the Barclays Capital Emerging Markets Index returning 0.03%, during the six-month reporting period.

Protecting portfolios from higher inflation and rate risks

Although inflation still remains low in the U.S., there are signs that inflationary pressures may increase as the economic expansion continues. Additionally, the Fed is set to end its QE2 Treasury bond buying program at the end of June, and possibly begin to raise the federal funds rate by the end of this year. Thus, one of the questions we face: how should investors protect themselves against the risks of inflation and higher long-term rates?

An important message from the first quarter is to have both a balanced view of the world and a balanced portfolio to match. Given the uncertainty in the current environment, we believe the most reasonable approach is to stay balanced and diversified by investing in a variety of asset classes.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

APRIL 30, 2011	J.P. MORGAN SMA FUNDS	1

A MESSAGE FROM GARY J. MADICH, CFA

Global Chief Investment Officer for J.P. Morgan Asset Management’s Global Fixed Income Group

JUNE 6, 2011 (Unaudited)

Flows into bond funds remain strong, although decreased from the very high levels of the past two years. Investors still seem to be drawn to the perception of bonds’ relative safety versus other investments and continue to allocate assets to fixed income securities given the uncertainty prevalent in today’s marketplace. While we believe that bonds play an essential role in any well-diversified portfolio, we would like to take this opportunity to remind you about the risks associated with bond funds and the importance of diversification.

Bond prices generally decrease as interest rates rise and increase as interest rates fall. Currently, interest rates are at very low levels and most fixed income portfolios would be negatively impacted in an environment where interest rates may increase, as the fixed income securities held in the portfolios would likely decrease in value. This is a broad risk that applies to most portfolios of bonds across the spectrum of the fixed income market. Bond portfolios comprised mostly of municipal bonds share this risk and also carry other risks specific to the nature of their asset class.

The ability of states and municipalities to repay their debt could be hindered by unfavorable local economic or political events. This risk has garnered recent attention as many states have seen their growing budget deficit challenges become the topic of newspaper headlines, leading many investors to pull assets out of municipal bond funds.

Acknowledging the challenges that are facing many states and municipalities, our municipal and tax free funds have maintained their bias towards bonds with high credit quality and sectors that have historically demonstrated lower volatility. While we certainly believe that municipal fixed income securities are a valuable tool for many investors, the risks associated with these investments serve as a stark reminder about the importance of a well-diversified portfolio. As an investor, the best way to guard against any type of risk is to proactively build a well-diversified portfolio, a portfolio that is able to withstand and benefit from a variety of future outcomes.

On behalf of the Funds’ fixed income portfolio management team,

Gary J. Madich, CFA

2	J.P. MORGAN SMA FUNDS	APRIL 30, 2011

JPMorgan International Value SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	15.44%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	12.11%

Net Assets as of 4/30/2011 (In Thousands)	$264,314

INVESTMENT OBJECTIVE

The JPMorgan International Value SMA Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities**.

The Fund was established to implement the International Value Strategy (the ‘Strategy’), and to hold common shares of companies that were deemed attractive but were not accessible as American Depository Receipts (ADRs).

HOW DID THE MARKET PERFORM?

Despite political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, international stocks, as measured by the Morgan Stanley Capital International (“MSCI”) EAFE Index, rallied during the six months ended April 30, 2011, gaining 12.71%. Better-than-expected corporate earnings and robust merger-and-acquisition activity encouraged investors during the reporting period. International value stocks, as measured by the MSCI EAFE Value Index (the “Benchmark”), also performed well, returning 12.11% for the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund outperformed the Benchmark for the six months ended April 30, 2011. The Fund’s stock selection in the basic industries sector contributed to its relative performance, while the Fund’s stock selection in the technology — hardware sector detracted from relative performance.

Individual contributors to the Fund’s relative performance included the Fund’s positions in First Quantum Minerals Ltd. and Rhodia S.A., both of which were not held in the Benchmark. Shares of Canadian mining company First Quantum Minerals

Ltd. were fueled by the firm’s strong growth prospects, stemming from a number of attractive projects. Shares of Rhodia S.A., a France-based specialty chemical provider, rose after Belgian chemicals group Solvay S.A. announced a takeover bid for the company.

Another individual contributor was Volkswagen AG, as the rebound in global auto demand, the success of the car manufacturer’s Audi brand and its strong presence in China fueled strong first-quarter earnings, overshadowing investors’ concerns about the company’s pending merger with Porsche.

Individual detractors included the Fund’s overweight position versus the Benchmark in KBC Groep N.V. and Fujitsu Ltd. Shares of Belgium-based financial services group KBC Groep N.V. declined after the company announced that its fourth-quarter net profit would be negatively impacted by provisions against troubled Irish loans. Shares of Japanese technology company Fujitsu Ltd. declined on concerns about operational disruptions resulting from the earthquake in March 2011.

Not owning shares of BASF SE, which was held by the Benchmark, also detracted from the Fund’s relative performance, as this stock gained during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. They used a proprietary dividend discount model and worked closely with analysts to identify what they believed were the most attractive value stocks in each sector.

APRIL 30, 2011	J.P. MORGAN SMA FUNDS	3

JPMorgan International Value SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Volkswagen AG (Germany)	4.9%
2.	KDDI Corp. (Japan)	4.1
3.	JX Holdings, Inc. (Japan)	3.4
4.	UPM-Kymmene OYJ (Finland)	3.4
5.	Unilever N.V. CVA (Netherlands)	3.3
6.	Mitsubishi Electric Corp. (Japan)	3.3
7.	PPR (France)	3.2
8.	Snam Rete Gas S.p.A. (Italy)	3.2
9.	Holcim Ltd. (Switzerland)	3.1
10.	Japan Tobacco, Inc. (Japan)	2.9

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	26.6%
France	9.9
Germany	8.6
United Kingdom	8.5
Italy	5.3
Belgium	4.7
Finland	3.4
Netherlands	3.3
Switzerland	3.1
South Korea	2.9
Norway	2.9
Canada	2.8
Australia	2.6
Singapore	2.5
Sweden	2.4
Austria	2.2
South Africa	1.9
Taiwan	1.5
China	1.3
Hong Kong	1.1
Short-Term Investment	2.5

*	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

4	J.P. MORGAN SMA FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
INTERNATIONAL VALUE SMA FUND	8/17/07	15.44%	22.94%	1.35%	(0.24)%

*	Not annualized.

LIFE OF FUND PERFORMANCE (8/17/07 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Index from August 17, 2007 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lipper International Large-Cap Value Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally in the United States of America.

APRIL 30, 2011	J.P. MORGAN SMA FUNDS	5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	3.57%
Barclays Capital 1–10 Year U.S. TIPS Index	2.93%
Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index	-0.23%
Composite Benchmark**	4.21%

Net Assets as of 4/30/2011 (In Thousands)	$31,039

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

INVESTMENT APPROACH

The Fund was established to implement the Tax Aware Real Return SMA Strategy. The Fund uses zero-coupon inflation-swaps in combination with tax-exempt municipal bonds to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The zero-coupon inflation-linked swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

HOW DID THE MARKET PERFORM?

Higher interest rates and a wave of negative headlines related to the challenging fiscal conditions facing many state and local municipalities placed pressure on the municipal fixed income market. In response, many investors began to withdraw assets allocated to municipal securities, which hurt the supply and demand environment and placed further pressure on the market. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index declined 0.23% for the six months ended April 30, 2011. Meanwhile, higher energy prices and higher input costs as a result of the declining U.S. dollar caused the CPI-U to rise during the reporting period. Investors’ expectations for inflation, as measured by the breakeven inflation rate, increased across the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time). The breakeven inflation rate increased the most on the shorter end of the curve (2 to 5 years).

HOW DID THE FUND PERFORM?

The Fund changed its primary benchmark from the Barclays Capital 1–10 Year U.S. TIPS Index to the Barclays Capital Competitive Intermediate Municipal (1–17) Year Maturities Index (the “Municipal Securities Benchmark”).

The Fund outperformed the Municipal Securities Benchmark and underperformed the Composite Benchmark for the six months ended April 30, 2011.

The Fund’s fixed income investments were allocated primarily among high-quality general obligation bonds, prerefunded bonds (bonds that are secured with U.S. government securities) and essential-service revenue bonds. This quality bias contributed to the Fund’s relative performance versus the Municipal Securities Benchmark early in the reporting period when conditions in the municipal bond market deteriorated and detracted from the Fund’s relative performance versus the Municipal Securities Benchmark later in the reporting period when the municipal market recovered.

Meanwhile, CPI-U increased during the reporting period and the Fund’s use of zero-coupon inflation-swaps contributed to its absolute return. The Fund had balanced inflation protection across the yield curve, using zero-coupon inflation-linked swaps with maturities ranging from 1-to-30-years. This balanced inflation protection hurt the Fund’s relative performance versus the Composite Benchmark, as the Composite Benchmark’s inflation-linked swap component is structured to reflect the performance of five-year inflation-linked swaps, which outperformed swaps of other maturities during the reporting period.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund continued to employ a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. For liquidity and to enhance the Fund’s overall credit quality, the Fund maintained its overweight versus the Municipal Securities Benchmark in prerefunded bonds. The Fund was underweight in states facing the most challenging fiscal conditions, such as California and New York.

The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve. Accordingly, the Fund can have an overweight or underweight exposure to inflation protection on different areas of the yield curve (i.e. if the Fund’s portfolio managers expect low inflation in the short-term, the Fund will have less inflation protection on the short end of the yield curve). The Fund’s portfolio managers continued to actively monitor the Fund’s inflation hedge and made tactical adjustments as appropriate, maintaining balanced exposure to inflation protection across the yield curve.

6	J.P. MORGAN SMA FUNDS	APRIL 30, 2011

PORTFOLIO COMPOSITION****
Municipal Bonds	95.9%
Short-Term Investment	4.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	During the reporting period, the Fund changed the composition of its Composite benchmark from 75% of the difference between the Barclays Capital 1-10 Year U.S. TIPS Index and the Barclays Capital 1-10 Year Treasury Index added to the Barclays Capital Competitive Intermediate Municipal (1-17) Year Maturities Index to the Barclays Capital Competitive Intermediate Municipal (1-17) Year Maturities Index added to Barclays Capital Inflation Swap 5 Year Zero Coupon Index.
***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

APRIL 30, 2011	J.P. MORGAN SMA FUNDS	7

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
TAX AWARE REAL RETURN SMA FUND	5/31/07
Before Taxes		3.57%	5.43%	4.77%	5.41%
After Taxes on Distributions		3.57	5.43	4.76	5.40
After Taxes on Distributions and Sale of Fund Shares		2.79	4.54	4.55	5.13

*	Not Annualized

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (5/31/07 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Barclays Capital 1–10 Year U.S. TIPS Index, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from May 31, 2007 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–10 Year U.S. TIPS Index, Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–10 Year U.S. TIPS Index measures the performance of intermediate (1–10 Year) U.S. Treasury Inflation Protection Securities. The Barclays Capital Competitive Intermediate Municipal (1–17 Year)

Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Custom Benchmark is determined by adding the return of the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index and the Barclays Capital Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index. The Fund’s primary benchmark has changed from the Barclays Capital 1–10 Year U.S. TIPS Index to the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index to better reflect the Fund’s investment strategy.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally in the United States of America.

8	J.P. MORGAN SMA FUNDS	APRIL 30, 2011

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — 93.8%
	Australia — 2.6%
336	QBE Insurance Group Ltd. (m)	6,912

	Austria — 2.2%
114	Erste Group Bank AG (m)	5,761

	Belgium — 4.8%
166	KBC Groep N.V. (a) (m)	6,765
41	Solvay S.A. (m)	5,936

		12,701

	Canada — 2.8%
52	First Quantum Minerals Ltd. (m)	7,366

	China — 1.3%
717	China Shenhua Energy Co., Ltd., Class H (m)	3,347

	Finland — 3.5%
89	Ruukki Group OYJ (a) (m)	224
438	UPM-Kymmene OYJ (m)	8,988

		9,212

	France — 10.0%
99	Bouygues S.A. (m)	4,909
48	PPR (m)	8,616
93	Sodexo (m)	7,226
247	Suez Environnement Co. (m)	5,691

		26,442

	Germany — 3.8%
72	Hamburger Hafen und Logistik AG (m)	3,517
72	Lanxess AG (m)	6,551

		10,068

	Hong Kong — 1.1%
1,688	China Resources Land Ltd. (m)	2,918

	Italy — 5.3%
1,362	Snam Rete Gas S.p.A. (m)	8,472
2,191	UniCredit S.p.A. (m)	5,642

		14,114

	Japan — 27.0%
548	Amada Co., Ltd. (m)	4,401
233	Bridgestone Corp. (m)	5,142
84	East Japan Railway Co. (m)	4,652
929	Fujitsu Ltd. (m)	5,323
2	Japan Tobacco, Inc. (m)	7,858
1,294	JX Holdings, Inc. (m)	9,115
2	KDDI Corp. (m)	11,089
648	Marubeni Corp. (m)	4,734
794	Mitsubishi Electric Corp. (m)	8,840
417	Mitsui & Co., Ltd. (m)	7,420

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Japan — Continued
910	Nippon Sheet Glass Co., Ltd. (m)	2,679

		71,253

	Netherlands — 3.4%
271	Unilever N.V. CVA (m)	8,933

	Norway — 2.9%
473	DnB NOR ASA (m)	7,693

	Singapore — 2.5%
2,644	Singapore Telecommunications Ltd. (m)	6,749

	South Africa — 1.9%
864	African Bank Investments Ltd. (m)	5,042

	South Korea — 2.9%
9	Samsung Electronics Co., Ltd. (m)	7,766

	Sweden — 2.5%
345	Swedbank AB, Class A (m)	6,539

	Switzerland — 3.2%
96	Holcim Ltd. (m)	8,353

	Taiwan — 1.5%
523	Hon Hai Precision Industry Co., Ltd., GDR (m)	4,001

	United Kingdom — 8.6%
807	Cairn Energy plc (a) (m)	6,108
279	Cookson Group plc (a) (m)	3,349
1,015	International Power plc (m)	5,619
158	Petropavlovsk plc (m)	2,370
188	Standard Chartered plc (m)	5,211

		22,657

	Total Common Stocks (Cost $209,657)	247,827

Preferred Stock — 4.9%
	Germany — 4.9%
66	Volkswagen AG (a) (m) (Cost $7,265)	13,010

Short-Term Investment — 2.5%
	Investment Company — 2.5%
6,704	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $6,704)	6,704

	Total Investments — 101.2% (Cost $223,626)	267,541
	Liabilities in Excess of Other Assets — (1.2)%	(3,227)

	NET ASSETS — 100.0%	$264,314

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SMA FUNDS	9

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	14.1%
Oil, Gas & Consumable Fuels	6.9
Automobiles	4.9
Chemicals	4.7
Trading Companies & Distributors	4.5
Wireless Telecommunication Services	4.1
Metals & Mining	3.6
Paper & Forest Products	3.4
Food Products	3.3
Electrical Equipment	3.3
Multiline Retail	3.2
Gas Utilities	3.2
Construction Materials	3.1
Tobacco	2.9
Semiconductors & Semiconductor Equipment	2.9
Hotels, Restaurants & Leisure	2.7
Insurance	2.6

INDUSTRY	PERCENTAGE
Diversified Telecommunication Services	2.5
Multi-Utilities	2.1
Independent Power Producers & Energy Traders	2.1
Computers & Peripherals	2.0
Auto Components	1.9
Diversified Financial Services	1.9
Construction & Engineering	1.8
Road & Rail	1.7
Machinery	1.6
Electronic Equipment, Instruments & Components	1.5
Industrial Conglomerates	1.3
Transportation Infrastructure	1.3
Real Estate Management & Development	1.1
Building Products	1.0
Short-Term Investment	2.5
Others (each less than 1.0%)	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	APRIL 30, 2011

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 94.0%
	Alaska — 0.4%
	General Obligation — 0.4%
100	Matanuska-Susitna Borough School Board, Series A, GO, NATL-RE, 5.250%, 04/01/16	113

	Arizona — 1.2%
	General Obligation — 0.9%
150	City of Scottsdale, GO, 5.000%, 07/01/21	176
85	Maricopa County Elementary, School District No. 38, Madison Elementary School Improvement Project of 2004, Series B, GO, NATL-RE, 5.000%, 07/01/16	96

		272

	Transportation — 0.3%
90	Arizona State Transportation Board, Series B, Rev., 5.000%, 07/01/13	98

	Total Arizona	370

	California — 4.4%
	Education — 0.4%
60	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/18	70
50	University of California, Series C, Rev., NATL-RE, 4.750%, 05/15/15	54

		124

	General Obligation — 1.3%
200	Los Angeles Unified School District, Election of 2002, Series A, GO, AGM, 5.000%, 07/01/21	212
175	San Ramon Valley Unified School District, 2002 Election, GO, AGM, 5.250%, 08/01/15	192

		404

	Other Revenue — 0.3%
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	84
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, FGIC, 5.250%, 08/01/23	29

		113

	Prerefunded — 2.4%
30	El Monte Union High School District, 2002 Election, Series B, GO, NATL-RE, 5.000%, 03/01/15 (p)	34
80	Golden State Tobacco Securitization Corp., Series A-1, Rev., 6.750%, 06/01/13 (p)	90
30	Pasadena Unified School District, Election 1997, Series D, GO, NATL-RE, 4.500%, 05/01/13 (p)	32

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — Continued
100	Redondo Beach Unified School District, Election of 2000, GO, AGM, 5.750%, 08/01/13 (p)	114
50	San Francisco City & County Airports Commission, Second Series Issue 28B, Rev., NATL-RE, 4.750%, 05/01/12 (p)	52
175	State of California, Economic Recovery, Series A, GO, NATL-RE, 5.000%, 07/01/12 (p)	184
215	Twin Rivers Unified School District, GO, AGM, 5.250%, 08/01/12 (p)	230

		736

	Total California	1,377

	Colorado — 3.4%
	General Obligation — 1.1%
305	Jefferson County School District R-1, GO, 5.000%, 12/15/22	354

	Other Revenue — 1.9%
500	Colorado Water Resources & Power Development Authority, Revolving Fund, Series A, Rev., 5.250%, 09/01/16	588

	Special Tax — 0.4%
100	City of Grand Junction, Rev., 5.000%, 03/01/13	108

	Total Colorado	1,050

	Connecticut — 5.8%
	General Obligation — 3.0%
150	City of New Britain, GO, AGM, 5.000%, 04/15/17	176
250	State of Connecticut, Series E, GO, 5.000%, 12/15/16	292
200	Town of Trumbull, GO, 5.000%, 09/15/16	232
200	Town of Wilton, GO, 5.000%, 01/15/13	215

		915

	Other Revenue — 1.1%
300	State of Connecticut, Revolving Fund, Series A, Rev., 5.000%, 01/01/23	345

	Prerefunded — 1.7%
500	Town of Plainville, GO, NATL-RE, FGIC, 5.000%, 12/01/12 (p)	536

	Total Connecticut	1,796

	District of Columbia — 0.9%
	Education — 0.3%
100	District of Columbia, Georgetown University, Series A, Rev., AMBAC, 5.000%, 04/01/16	110

	General Obligation — 0.1%
20	District of Columbia, Series C, GO, AGM, 5.000%, 06/01/15	23

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SMA FUNDS	11

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.5%
135	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.000%, 07/01/18	153

	Total District of Columbia	286

	Florida — 1.6%
	Other Revenue — 0.9%
185	Florida State Department of Transportation, Series A, Rev., 4.000%, 07/01/18	200
80	Polk County, Public Facilities Authority, Rev., NATL-RE, 5.000%, 12/01/18	85

		285

	Transportation — 0.6%
125	Florida State Turnpike Authority, Series C, Rev., 5.000%, 07/01/14	136
50	Florida State Turnpike Authority, Department of Transportation, Series B, Rev., AMBAC, 5.000%, 07/01/11	50

		186

	Water & Sewer — 0.1%
25	Seminole County, Water & Sewer, Rev., 5.000%, 10/01/18	28

	Total Florida	499

	Georgia — 3.1%
	Certificate of Participation/Lease — 0.8%
225	Metropolitan Atlanta Rapid Transit Authority, Second Indenture Series, COP, NATL-RE, 5.000%, 01/01/13 (p)	242

	General Obligation — 1.2%
	State of Georgia,
155	Series B, GO, 5.000%, 07/01/11 (p)	156
50	Series D, GO, 4.000%, 08/01/11	51
150	Series D, GO, 5.250%, 10/01/15	175

		382

	Other Revenue — 0.9%
250	DeKalb County, Water & Sewer, Series B, Rev., 5.250%, 10/01/26	263

	Water & Sewer — 0.2%
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.250%, 09/01/21	62

	Total Georgia	949

	Hawaii — 1.1%
	General Obligation — 1.1%
300	State of Hawaii, Unrefunded Balance, Series DR, GO, 5.000%, 06/01/18	349

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Idaho — 0.2%
	Water & Sewer — 0.2%
50	Idaho Board Bank Authority, Series B, Rev., NATL-RE, 5.000%, 09/15/15	57

	Illinois — 1.0%
	General Obligation — 0.4%
60	City of Chicago, Series A, GO, AGM, 5.500%, 01/01/19	65
60	Cook-Kane Lake & McHenry Counties Community College District No. 512, William Rainey Harper College, GO, 5.000%, 12/01/11	62

		127

	Prerefunded — 0.6%
150	Metropolitan Pier & Exposition Authority, Series A-2002, Rev., FGIC, 5.500%, 06/15/18 (p)	180

	Total Illinois	307

	Indiana — 1.0%
	Education — 0.4%
100	Purdue University, Student Fees, Series U, Rev., 5.250%, 07/01/21	118

	Other Revenue — 0.6%
150	Indiana Transportation Finance Authority, Series B, Rev., NATL-RE, FGIC, 5.500%, 12/01/16	178

	Total Indiana	296

	Iowa — 0.2%
	Water & Sewer — 0.2%
65	City of Des Moines, Sewer System, Series H, Rev., AGM, 5.000%, 06/01/14	72

	Kansas — 2.8%
	General Obligation — 2.8%
500	City of Wichita, Series B, GO, 4.000%, 09/01/17	558
265	Sedgwick County Unified School District No. 265 Goddard, Series 2, GO, AGM, 5.000%, 10/01/15	301

	Total Kansas	859

	Kentucky — 0.9%
	Prerefunded — 0.9%
250	University of Kentucky, Housing & Dining Systems, Series S, Rev., AGM, 4.400%, 06/01/13 (p)	270

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	APRIL 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Louisiana — 0.7%
	Industrial Development Revenue/Pollution Control Revenue — 0.7%
200	Terrebonne Parish, Series ST, Rev., 5.875%, 03/01/26	220

	Maryland — 6.3%
	General Obligation — 5.0%
500	Anne Arundel County, Consolidated General Improvements, GO, 5.000%, 04/01/20	587
500	Maryland State Refunding, State & Local Facilities Loan, Series C, GO, 5.000%, 11/01/17	593
100	Montgomery County, Public Improvement, Series A, GO, 5.000%, 05/01/17 (p)	118
50	Prince Georges County, Public Improvement, Series A, GO, 5.000%, 10/01/13	55
200	State of Maryland, Local Facilities First, Series A, GO, 5.000%, 03/01/13	216

		1,569

	Prerefunded — 0.9%
250	Maryland State Economic Development Corp., University Maryland College Park Project, Rev., 5.625%, 06/01/13 (p)	276

	Transportation — 0.4%
100	Maryland State Department of Transportation County, Second Issue, Rev., 4.000%, 09/01/16	112

	Total Maryland	1,957

	Massachusetts — 4.2%
	Certificate of Participation/Lease — 2.2%
	Massachusetts Bay Transportation Authority,
350	Series A, Rev., COP, 5.250%, 07/01/27	399
250	Series B, Rev., COP, 5.250%, 07/01/23	294

		693

	Education — 0.4%
100	University of Massachusetts Building Authority, Senior Series 1, Rev., AMBAC, 5.250%, 11/01/13 (p)	111

	General Obligation — 1.3%
300	Commonwealth of Massachusetts, Series B, GO, 5.250%, 08/01/21	355
35	Commonwealth of Massachusetts, Consolidated Loan, Series A, GO, 5.000%, 05/01/13	38

		393

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.3%
100	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.000%, 01/01/14 (p)	111

	Total Massachusetts	1,308

	Michigan — 0.5%
	Education — 0.2%
75	Western Michigan University, Rev., NATL-RE, FGIC, 5.000%, 11/15/15	81

	Prerefunded — 0.3%
85	Ovid Elsie Area Schools, School Building & Site, GO, NATL-RE, Q-SBLF, 5.000%, 11/01/12 (p)	91

	Total Michigan	172

	Minnesota — 1.3%
	General Obligation — 0.5%
150	State of Minnesota, Various purpose, Series F, GO, 4.000%, 08/01/13	161

	Other Revenue — 0.8%
200	Minnesota Public Facilities Authority, Series A, Rev., 5.000%, 03/01/16	233

	Total Minnesota	394

	Mississippi — 0.3%
	Prerefunded — 0.3%
100	Mississippi Housing Finance Corp., Short Term Appreciation, Rev., Zero Coupon, 06/01/15 (p)	93

	Missouri — 3.4%
	General Obligation — 2.8%
350	City of Kansas, Improvement, Series A, GO, 5.000%, 02/01/23	398
175	North Kansas City School District No. 74, Direct Deposit Program, GO, 5.000%, 03/01/20	198
250	St. Louis County Reorganized School District No. R-6, GO, AGM, 5.000%, 02/01/14	278

		874

	Transportation — 0.3%
100	Missouri State Highways & Transit Commission, First Lien, Series B, Rev., 5.000%, 05/01/22	110

	Water & Sewer — 0.3%
75	Missouri State Environmental Improvement & Energy Resources Authority, State Revolving Funding Program, Series B, Rev., 5.500%, 07/01/14	84

	Total Missouri	1,068

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SMA FUNDS	13

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New Jersey — 0.9%
	Education — 0.4%
125	New Jersey Economic Development Authority, School Facilities Construction, Series F, Rev., 5.250%, 06/15/13 (p)	137

	Transportation — 0.5%
	New Jersey Transportation Trust Fund Authority,
80	Series A, Rev., 5.250%, 12/15/20	86
60	Series A, Rev., 5.500%, 12/15/21	66

		152

	Total New Jersey	289

	New Mexico — 3.3%
	Other Revenue — 3.3%
300	Bernalillo County, Gross Receipts, Tax Revenue, Rev., AMBAC, 5.250%, 10/01/26	344
	New Mexico Finance Authority, State Transportation, Senior Lien,
250	Rev., 5.000%, 06/15/24	277
125	Series A, Rev., NATL-RE, 5.250%, 06/15/14 (p)	142
200	New Mexico Finance Authority, State Transportation, Sub Lien, Series A-2, Rev., 5.000%, 12/15/20	231
30	New Mexico Finance Authority, Sub Lien Public Project Revolving Fund, Series B, Rev., NATL-RE, 5.000%, 06/15/17	35

	Total New Mexico	1,029

	New York — 8.4%
	Education — 0.3%
100	New York State Dormitory Authority, Series B, Rev., 4.000%, 03/15/14	108

	General Obligation — 1.7%
50	Ardsley Union Free School District, Series B, GO, AGM, 4.000%, 06/15/15	54
195	Briarcliff Manor, Public Improvement, Series A, GO, AGM, 5.000%, 09/01/14	220
75	City of White Plains, Public Improvement, Series A, GO, 4.400%, 05/15/11 (p)	75
75	Suffolk County, Public Improvement, Series B, GO, NATL-RE, 4.250%, 11/01/14	83
100	Syosset Central School District, GO, AGM, 4.250%, 12/15/13	109

		541

	Industrial Development Revenue/Pollution Control Revenue — 1.0%
280	City of New York, Series E-1, GO, 6.250%, 10/15/28	315

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 4.3%
110	New York City Transitional Finance Authority, Fiscal Year 2009, Series S-5, Rev., 5.000%, 01/15/26	114
300	New York State Dormitory Authority, Consolidated Service Contract, Series A, Rev., 5.000%, 07/01/18	337
260	New York State Dormitory Authority, Personal Education, Series C, Rev., 5.000%, 03/15/19	297
50	New York State Environmental Facilities Corp., Revolving Funds, New York City Municipal Projects, Sub Series E, Rev., 5.000%, 06/15/12	53
250	New York State Environmental Facilities Corp., Revolving Funds, New York City Municipal Water Projects, Series K, Rev., 5.500%, 06/15/17	300
100	New York State Urban Development Corp., Service Contract, Series A, Rev., 5.000%, 01/01/16	113
100	Triborough Bridge & Tunnel Authority, Sub Series D, Rev., 5.000%, 11/15/18	114

		1,328

	Special Tax — 0.4%
100	Sales Tax Asset Receivable Corp., Series A, Rev., NATL-RE, 5.000%, 10/15/17	111

	Water & Sewer — 0.7%
175	New York City Municipal Water Finance Authority, Series AA, Rev., 5.000%, 06/15/17	203

	Total New York	2,606

	North Carolina — 2.8%
	Certificate of Participation/Lease — 1.3%
65	Cabarrus County, COP, 5.250%, 02/01/14	69
290	North Carolina Infrastructure Finance Corp., Capital Improvement, Series A, COP, AGM, 5.000%, 05/01/15	329

		398

	Transportation — 1.5%
	State of North Carolina,
150	Rev., NATL-RE, 5.000%, 03/01/12	156
300	Rev., NATL-RE, 5.000%, 03/01/13	323

		479

	Total North Carolina	877

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	APRIL 30, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Ohio — 1.2%
	General Obligation — 0.7%
100	Cincinnati City School District, Classroom Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/19	115
100	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	116

		231

	Other Revenue — 0.5%
125	Ohio State Water Development Authority, Loan Fund, Water Quality, Rev., 5.250%, 12/01/18	149

	Total Ohio	380

	Oregon — 6.0%
	General Obligation — 5.4%
215	Clackamas County School District No. 7J, Lake Oswego, GO, AGM, 5.250%, 06/01/25	248
300	Linn County Community School District No. 9 Lebanon, GO, NATL-RE, FGIC, 5.250%, 06/15/26	343
1,000	Oregon State Department of Administrative Services, Series B, GO, AGM, 5.000%, 05/01/13	1,083

		1,674

	Other Revenue — 0.6%
175	Oregon State Department of Administrative Services, Series A, Rev., 5.000%, 04/01/21	198

	Total Oregon	1,872

	Pennsylvania — 4.4%
	Education — 0.7%
190	Delaware County Authority, Villanova University, Rev., AMBAC, 5.000%, 08/01/23	199

	General Obligation — 3.1%
50	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.250%, 11/01/12	53
500	Central Bucks School District, Series A, GO, 5.000%, 05/15/23	566
	Commonwealth of Pennsylvania, Second Series,
200	GO, 5.000%, 01/01/16 (p)	232
100	GO, 5.000%, 03/01/16	115

		966

	Other Revenue — 0.3%
100	Bucks County Water & Sewer Authority, Series A, Rev., AMBAC, 5.000%, 06/01/12 (p)	105

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.3%
100	City of Philadelphia, Water & Wastewater, Series A, Rev., NATL-RE, FGIC, 5.500%, 11/01/11	102

	Total Pennsylvania	1,372

	South Carolina — 1.5%
	General Obligation — 1.5%
300	State of South Carolina, Series C, GO, 5.000%, 03/01/22	350
100	State of South Carolina, State Highway, Series A, GO, 4.000%, 06/01/14	109

	Total South Carolina	459

	Tennessee — 1.5%
	General Obligation — 0.6%
	Metropolitan Government of Nashville & Davidson County,
50	GO, 5.000%, 01/01/20	57
100	Series B, GO, 5.000%, 08/01/15	115

		172

	Other Revenue — 0.9%
250	City of Memphis, Rev., 5.000%, 12/01/17	290

	Total Tennessee	462

	Texas — 5.9%
	Education — 0.6%
85	Texas A&M University, Financing System, Series B, Rev., 5.375%, 05/15/11	85
100	University of Texas, Financing System, Series C, Rev., 5.000%, 08/15/12	106

		191

	General Obligation — 1.1%
75	City of El Paso, Series A, GO, NATL-RE, 4.750%, 08/15/23	78
240	City of Irving, Improvement, GO, 5.000%, 09/15/21	278

		356

	Other Revenue — 1.3%
210	Harris County, Series C, Rev., 5.000%, 08/15/22	232
150	Texas State Public Finance Authority, Criminal Projects, Rev., AMBAC, 4.000%, 02/01/14	161

		393

	Prerefunded — 1.6%
75	Liberty Independent School District, GO, PSF-GTD, 5.500%, 02/15/12 (p)	78

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SMA FUNDS	15

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — Continued
75	University of Texas, Series A, Rev., 6.250%, 01/01/13 (p)	82
300	University of Texas, Financing System, Series D, Rev., 5.000%, 08/15/14 (p)	338

		498

	Transportation — 0.2%
50	Harris County, Senior Lien, Toll Road, Rev., AGM, 5.375%, 08/15/11	51

	Utility — 0.2%
50	City of Garland, Electric System, Rev., NATL-RE, 5.625%, 03/01/15	56

	Water & Sewer — 0.9%
50	City of Houston, Utilities System, First Lien, Series A, Rev., AGM, 5.000%, 11/15/15	57
25	City of San Antonio, Water Authority, Rev., NATL-RE, FGIC, 5.500%, 05/15/15	29
70	Mesquite Waterworks & Sewer System, Rev., AGM, 5.000%, 03/01/20	77
100	Trinity River Authority, Rev., 5.000%, 08/01/14	112

		275

	Total Texas	1,820

	Utah — 0.3%
	Other Revenue — 0.3%
75	Utah State Building Ownership Authority, State Facilities Master Lease Program, Series C, Rev., AGM, 5.500%, 05/15/14 (p)	85

	Vermont — 0.1%
	Utility — 0.1%
35	Vermont Public Power Supply Authority, McNeil Project, Series E, Rev., NATL-RE, 5.250%, 07/01/14	39

	Virginia — 7.6%
	General Obligation — 6.1%
550	City of Norfolk, Capital Improvement, Series C, GO, 5.000%, 04/01/17	643
150	Loudoun County, Public Improvement, Series A, GO, 5.000%, 07/01/16	175
900	Newport News Virginia, Water Improvement, Series B, GO, 5.250%, 07/01/22	1,081

		1,899

	Other Revenue — 0.2%
50	Virginia College Building Authority, 21st Century College, Rev., 5.000%, 02/01/23	57

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 1.3%
355	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.625%, 06/01/15 (p)	413

	Total Virginia	2,369

	Washington — 3.1%
	General Obligation — 2.9%
500	City of Seattle, GO, NATL-RE, 5.000%, 01/01/14	553
25	Snohomish County School District No. 2 Everett, GO, NATL-RE, FGIC, 5.000%, 12/01/16	29
280	State of Washington, Various Purpose, Series 2010A, GO, 5.000%, 08/01/19	327

		909

	Transportation — 0.1%
25	Port of Seattle, Intermediate Lien, Series A, Rev., NATL-RE, 5.000%, 03/01/15	28

	Utility — 0.1%
20	Energy Northwest, Project 1, Series D, Rev., 5.000%, 07/01/16	23

	Total Washington	960

	Wisconsin — 2.3%
	General Obligation — 0.2%
50	Northland Pines School District, GO, AGM, 5.000%, 04/01/12	52

	Other Revenue — 2.1%
	State of Wisconsin,
290	Series A, Rev., 5.000%, 07/01/20	338
300	Series A, Rev., 5.000%, 07/01/26	320

		658

	Total Wisconsin	710

	Total Municipal Bonds (Cost $28,466)	29,191

SHARES
Short-Term Investment — 4.0%
	Investment Company — 4.0%
1,233	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $1,233)	1,233

	Total Investments — 98.0% (Cost $29,699)	30,424
	Other Assets in Excess of Liabilities — 2.0%	615

	NET ASSETS — 100.0%	$31,039

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	APRIL 30, 2011

Inflation-Linked Swaps (Amounts in thousands)
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE	UPFRONT PREMIUMS (PAID)/ RECEIVED [1]
Barclays Bank plc	2.573% at termination	CPI-U at termination	01/15/14	$1,000	$(34)	$—
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	1,500	(53)	—
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	500	(17)	—
Barclays Bank plc	2.095% at termination	CPI-U at termination	05/24/16	5,000	147	—
BNP Paribas	1.980% at termination	CPI-U at termination	01/31/14	1,000	25	—
BNP Paribas	2.440% at termination	CPI-U at termination	04/01/15	5,000	44	—
BNP Paribas	2.720% at termination	CPI-U at termination	04/01/21	10,000	100	—
Citibank, N.A.	1.470% at termination	CPI-U at termination	08/26/15	1,000	61	—
Citibank, N.A.	2.735% at termination	CPI-U at termination	03/02/21	1,000	10
Royal Bank of Scotland	2.740% at termination	CPI-U at termination	07/31/13	1,000	(55)	—
Royal Bank of Scotland	2.620% at termination	CPI-U at termination	06/28/25	1,000	32	—
Union Bank of Switzerland AG	2.438% at termination	CPI-U at termination	03/02/16	1,000	14

					$274	$—

[1]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SMA FUNDS	17

J.P. Morgan SMA Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.*
COP	— Certificate of Participation
CVA	— Dutch Certification
FGIC	— Insured by Financial Guaranty Insurance Co.
GDR	— Global Depositary Receipt
GO	— General Obligation
GTD	— Guaranteed
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue
XLCA	— Insured by XL Capital Assurance

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)	— The rate shown is the current yield as of April 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
*	— Filed for bankruptcy on November 8, 2010.

For the JPMorgan International Value SMA Fund, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A, are approximately $253,470,000 and 94.7%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	APRIL 30, 2011

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$260,837	$29,191
Investments in affiliates, at value	6,704	1,233

Total investment securities, at value	267,541	30,424
Cash	96	—
Foreign currency, at value	1,975	—
Receivables:
Investment securities sold	1,444	—
Fund shares sold	915	195
Interest and dividends	1,491	371
Tax reclaims	20	—
Outstanding swap contracts, at value	—	433
Due from Advisor	24	16

Total Assets	273,506	31,439

LIABILITIES:
Payables:
Dividends	—	67
Investment securities purchased	8,914	—	(a)
Fund shares redeemed	151	86
Outstanding swap contracts, at value	—	159
Accrued liabilities:
Custodian and accounting fees	71	23
Collateral management fees	—	—	(a)
Trustees’ and Chief Compliance Officer’s fees	1	3
Professional fees	38	47
Other	17	15

Total Liabilities	9,192	400

Net Assets	$264,314	$31,039

NET ASSETS:
Paid in capital	$234,107	$30,142
Accumulated undistributed net investment income	3,319	3
Accumulated net realized gains (losses)	(17,030)	(105)
Net unrealized appreciation (depreciation)	43,918	999

Total Net Assets	$264,314	$31,039

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	18,975	2,894
Net asset value, offering and redemption price per share	$13.93	$10.73
Cost of investments in non-affiliates	$216,922	$28,466
Cost of investments in affiliates	6,704	1,233
Cost of foreign currency	1,975	—

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SMA FUNDS	19

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$268
Dividend income from non-affiliates	3,939	—
Dividend income from affiliates	3	1
Foreign taxes withheld	(273)	—

Total investment income	3,669	269

EXPENSES:
Administration fees	96	9
Custodian and accounting fees	62	26
Collateral management fees	—	3
Professional fees	36	34
Trustees’ and Chief Compliance Officer’s fees	1	— (a)
Printing and mailing costs	12	4
Registration and filing fees	14	15
Transfer agent fees	18	— (a)
Other	4	1

Total expenses	243	92

Less amounts waived	(96)	(9)
Less earnings credits	—	— (a)
Less expense reimbursements	(147)	(83)

Net expenses	—	—

Net investment income (loss)	3,669	269

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	15,652	(53)
Futures	(141)	—
Foreign currency transactions	112	—

Net realized gain (loss)	15,623	(53)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	13,163	11
Futures	10	—
Foreign currency translations	(20)	—
Swaps	—	680

Change in net unrealized appreciation (depreciation)	13,153	691

Net realized/unrealized gains (losses)	28,776	638

Change in net assets resulting from operations	$32,445	$907

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMA FUNDS	APRIL 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,669	$3,543	$269	$391
Net realized gain (loss)	15,623	6,988	(53)	(53)
Change in net unrealized appreciation (depreciation)	13,153	14,761	691	221

Change in net assets resulting from operations	32,445	25,292	907	559

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,733)	(2,805)	(266)	(392)
From net realized gains	—	—	—	(8)

Total distributions to shareholders	(3,733)	(2,805)	(266)	(400)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	77,325	91,032	21,127	6,270
Dividends and distributions reinvested	1,259	955	—	—
Cost of shares redeemed	(30,551)	(96,610)	(6,644)	(816)

Change in net assets from capital transactions	$48,033	$(4,623)	$14,483	$5,454

NET ASSETS:
Change in net assets	76,745	17,864	15,124	5,613
Beginning of period	187,569	169,705	15,915	10,302

End of period	$264,314	$187,569	$31,039	$15,915

Accumulated undistributed net investment income	$3,319	$3,383	$3	$— (a)

SHARE TRANSACTIONS:
Issued	6,009	8,187	2,015	597
Reinvested	101	87	—	—
Redeemed	(2,384)	(8,736)	(637)	(77)

Change in Shares	3,726	(462)	1,378	520

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SMA FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
International Value SMA Fund
Six Months Ended April 30, 2011 (Unaudited)	$12.30	$0.22	(f)(i)	$1.65	$1.87	$(0.24)	$—		$(0.24)
Year Ended October 31, 2010	10.80	0.22		1.45	1.67	(0.17)	—		(0.17)
Year Ended October 31, 2009	8.40	0.26	(f)	2.38	2.64	(0.24)	—		(0.24)
Year Ended October 31, 2008	16.47	0.29		(8.33)	(8.04)	(0.03)	—		(0.03)
August 17, 2007 (g) through October 31, 2007	15.00	—	(h)	1.47	1.47	—	—		—

Tax Aware Real Return SMA Fund
Six Months Ended April 30, 2011 (Unaudited)	10.50	0.15	(f)	0.22	0.37	(0.14)	—		(0.14)
Year Ended October 31, 2010	10.34	0.32		0.17	0.49	(0.32)	(0.01)		(0.33)
Year Ended October 31, 2009	9.49	0.38		0.85	1.23	(0.38)	—		(0.38)
Year Ended October 31, 2008	10.14	0.38		(0.65)	(0.27)	(0.38)	—	(h)	(0.38)
May 31, 2007 (g) through October 31, 2007	10.00	0.16		0.14	0.30	(0.16)	—		(0.16)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Reflects the fact that no fees or expenses are incurred. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.
(i)	Includes a special dividend received during the period from a security held by the Fund. This special dividend was not annualized in the net investment income ratio. Without this special dividend the net investment income (loss) per share and the net investment income (loss) ratio would have been $0.15 and 2.32%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMA FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (d)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.93	15.44%	$264,314	—%	2.88	%(i)	0.23%	37%
12.30	15.67	187,569	—	1.89		0.24	85
10.80	32.28	169,705	—	2.86		0.35	119
8.40	(48.89)	68,158	—	3.03		0.33	115
16.47	9.80	24,810	—	0.26		14.79	10

10.73	3.57	31,039	—	2.80		0.95	18
10.50	4.77	15,915	—	3.08		1.46	4
10.34	13.15	10,302	—	3.76		1.50	32
9.49	(2.86)	7,340	—	3.83		2.84	37
10.14	3.06	2,911	—	4.03		21.57	12

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SMA FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
International Value SMA Fund	Non-Diversified
Tax Aware Real Return SMA Fund	Diversified

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. serves as the investment advisor or subadvisor to the account with the separately managed account sponsor or directly with the client. Fund shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24	J.P. MORGAN SMA FUNDS	APRIL 30, 2011

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
International Value SMA Fund
Total Investments in Securities #	$14,070	$253,471	$—	$267,541

Tax Aware Real Return SMA Fund
Total Investments in Securities ##	$1,233	$29,191	$—	$30,424

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$433	$—	$433

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(159)	$—	$(159)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a common stock held in Canada and a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for country specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2011.

B. Futures Contracts — The International Value SMA Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the six months ended April 30, 2011 (amounts in thousands):

International Value SMA Fund
Futures contracts:
Average Notional Balance Long	$3,054
Ending Notional Balance Long	—

C. Swaps — The Tax Aware Real Return SMA Fund uses inflation-linked swaps to provide inflation protection within its portfolio. These transactions are negotiated contracts between the Fund and a counterparty to exchange cash flows at specified, future intervals.

The notional value of these swaps increased during the period, with the increase in the Fund’s net assets, as follows (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed Rate	$16,429
Ending Notional Balance — Pays Fixed Rate	29,000

APRIL 30, 2011	J.P. MORGAN SMA FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post collateral in the form of cash or securities which is held in segregated accounts with the Fund’s custodian bank.

Daily movement of collateral is subject to minimum threshold amounts.

D. Summary of Derivative Information

The following tables present the value of derivatives held as of April 30, 2011, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Real Return SMA Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Swaps
Interest rate contracts	Receivables	$433

Total		$433

Liabilities:
Interest rate contracts	Payables	$(159)

Total		$(159)

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2011, by primary underlying risk exposure (amounts in thousands):

International Value SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(141)	$(141)

Total	$(141)	$(141)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$10	$10

Total	$10	$10

Tax Aware Real Return SMA Fund

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps	Total
Interest rate contracts	$680	$680

Total	$680	$680

The Funds’ derivatives contracts held at April 30, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

26	J.P. MORGAN SMA FUNDS	APRIL 30, 2011

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Advisor is compensated directly or indirectly by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such

APRIL 30, 2011	J.P. MORGAN SMA FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

interest amounts are presented separately in the Statements of Operations. For Tax Aware Real Return SMA Fund, the custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

E. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return SMA Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

F. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) are borne by the Funds pursuant to contractual arrangements with the Advisor through February 29, 2012.

For the six months ended April 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers		Contractual Reimbursements
	Administration	Total
International Value SMA Fund	$96	$96	$147
Tax Aware Real Return SMA Fund	9	9	83

G. Other — The Funds may invest in one or more Money Market Funds advised by the Advisor or its affiliates.

Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to accordance with the Plan performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has (“SEC”) granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$127,652	$78,144
Tax Aware Real Return SMA Fund	18,021	3,527

During the six months ended April 30, 2011 there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$223,626	$48,424	$4,509	$43,915
Tax Aware Real Return SMA Fund	29,699	774	49	725

28	J.P. MORGAN SMA FUNDS	APRIL 30, 2011

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2011, substantially all of the International Value SMA Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income, from such securities.

As of April 30, 2011, International Value SMA Fund invested approximately 26.6% of its total investments in Japan.

International Value SMA Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares. Tax Aware Real Return SMA Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns all of the Fund’s outstanding shares. Significant shareholder transactions, if any, may impact the Funds’ performance.

Tax Aware Real Return SMA Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return SMA Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (e.g. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund.

APRIL 30, 2011	J.P. MORGAN SMA FUNDS	29

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, November 1, 2010, and continued to hold your shares at the end of the reporting period, April 30, 2011.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011 †*	Annualized Expense Ratio †
International Value SMA Fund
Actual	$1,000.00	$1,154.40	$0.00	0.00%
Hypothetical	1,000.00	1,024.79	0.00	0.00

Tax Aware Real Return SMA Fund
Actual	1,000.00	1,035.70	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30	J.P. MORGAN SMA FUNDS	APRIL 30, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011 All rights reserved. April 2011.	SAN-SMA-411

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2011 (Unaudited)

JPMorgan Global Natural Resources Fund

JPMorgan International Realty Fund

JPMorgan Strategic Preservation Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 18, 2011 (Unaudited)

Dear Shareholder:

Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.

In late summer of 2010, concerns over deflation and whether the economy might double-dip and head back into recession generated uncertainty about the sustainability of the recovery among investors. In response to these risks, the Federal Reserve (the “Fed”) implemented monetary stimulus in the form of a second round of quantitative easing (“QE2”).

“Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.”

Today, concerns about inflation and the risks associated with higher interest rates have replaced deflationary worries, and a host of geopolitical disruptions — such as the sovereign debt problems in Europe and higher oil prices triggered by tensions in the Middle East — are casting new uncertainties about the sustainability of economic growth.

Despite these headwinds, the U.S. equity markets have held up well. At the end of Q42010, for example, investors responded warmly to QE2 and a continued rebound in corporate profits by sending the Standard & Poor’s 500 Index (“S&P500”) on an impressive rally that produced the second year of double-digit returns. Although the markets suffered a setback following the devastating earthquake and tsunami in Japan during March, stocks recovered quickly as investors demonstrated their willingness to embrace riskier assets such as commodities, as well as small cap and international stocks.

Despite the potential impact of geopolitical risks and other crises on future growth, we are encouraged by some meaningful signs of economic health such as strong corporate earnings and reduced debt-service costs for consumers and corporations.

Investors respond to strong corporate profits

Strong corporate earnings and ongoing monetary and fiscal stimulus helped stocks get off to a strong start in 2011. As of the end of the six-month reporting period ended April 30th, 2011, the S&P500 Index had risen 16.4% to a level of 1,364.

Despite lingering concerns about Europe’s sovereign debt problems, international stocks held up relatively well as investors’ concerns temporarily abated due to successful Spanish, Portuguese and Italian bond issues in the first quarter of 2011. There was also optimism among some investors that Germany would adopt a more flexible stance on the Eurozone rescue fund. As of the end of the six-month reporting period ended April 30th, 2011, the MSCI EAFE Index (Europe, Australasia and the Far East) had risen 12.7%.

Emerging markets, on the other hand, experienced mixed performance. Although China, India, and Brazil have experienced robust economic growth, all three countries are now grappling with rising inflation concerns. The MSCI EM (Emerging Markets) Index returned 9.7% as of the end of the six-month reporting period ending April 30th, 2011.

U.S Treasury yields rise and high yield bonds gain

Improved economic expectations and a U.S. stock market rally have resulted in higher U.S. Treasury yields over the past six months. The yield on the 10-year U.S. Treasury bond rose from 2.6% to 3.3% as of the end of the six-month reporting period ended April 30th, 2011, while yields on the 30-year U.S. Treasury bond climbed from 4.0% to 4.4%, and yields on the 2-year U.S. Treasury bond increased from 0.3% to 0.6% as of the end of the same period.

High yield continued to be the best performing area of the bond market, with the Barclays Capital High Yield Index returning 6.2%, the Barclays Capital U.S. Aggregate Bond Index returning 0.02%, and the Barclays Capital Emerging Markets Index returning 0.03%, during the six-month reporting period.

Protecting portfolios from higher inflation and rate risks

Although inflation still remains low in the U.S., there are signs that inflationary pressures may increase as the economic expansion continues. Additionally, the Fed is set to end its QE2 Treasury bond buying program at the end of June, and possibly begin to raise the federal funds rate by the end of this year. Thus, one of the questions we face: how should investors protect themselves against the risks of inflation and higher long-term rates?

An important message from the first quarter is to have both a balanced view of the world and a balanced portfolio to match. Given the uncertainty in the current environment, we believe the most reasonable approach is to stay balanced and diversified by investing in a variety of asset classes.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	1

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2010 (FUND INCEPTION DATE) THROUGH APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	12.87%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	17.28%
HSBC Gold, Mining and Energy Index	17.10%

Net Assets as of 4/30/2011 (In Thousands)	$69,052

INVESTMENT OBJECTIVE**

The JPMorgan Global Natural Resources Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID THE MARKET PERFORM?

Despite political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, global stocks, as measured by the MSCI World Index, gained 17.28% for the period November 30, 2010 through April 30, 2011. Better-than-expected corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support stock prices during the reporting period. European stocks were relatively strong during the reporting period, as concerns about sovereign debt receded after successful Spanish, Portuguese and Italian bond issues in the first quarter of 2011. There was also optimism among some investors that Germany would adopt a more flexible stance on the Eurozone rescue fund. Meanwhile, in the United States, investor sentiment was supported by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Individual detractors from the Fund’s return included Cameco Corp., Kinross Gold Corp. and Niko Resources Ltd. Shares of Canadian uranium producer Cameco Corp. declined on investors’ concerns about decreased demand for uranium following the problems faced by nuclear power plants in Japan as a result of the earthquake that struck the country in March 2011. Shares of Canadian gold miner Kinross Gold Corp. declined due to production delays, and investors’ concerns about the firm’s recent acquisitions. Niko Resources Ltd. is a Canada-based company that is engaged in the exploration, development and production of natural gas and oil, with operations in India and other parts of the world. The stock declined after the company announced delays in its expansion plans due to ongoing pricing negotiations with the Indian government.

Individual contributors to the Fund’s return included BG Group plc, Royal Dutch Shell plc and First Quantum Minerals Ltd. Shares of BG Group plc, an oil and gas operations company based in the United Kingdom, gained after the company reported better-than-expected earnings, raised its dividend and increased its outlook for production growth. Shares of Royal Dutch Shell plc advanced on improved investor outlook for the Netherlands-based energy company’s ability to grow its production and reserves. Shares of First Quantum Minerals Ltd., a Canadian mining company, were fueled by the firm’s strong growth prospects, stemming from a number of attractive projects.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers sought to invest in natural resource companies operating primarily in the gold and precious metals, energy and base metals sub-sectors. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of companies that appear positioned to grow their long-term earnings by increasing production and reserves. The Fund was largely unconstrained with regards to sector, regional and market-cap distribution.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Rio Tinto plc (United Kingdom)	4.9%
2.	BHP Billiton plc (United Kingdom)	4.5
3.	First Quantum Minerals Ltd. (Canada)	3.9
4.	Royal Dutch Shell plc, Class B (Netherlands)	3.8
5.	Newcrest Mining Ltd. (Australia)	3.6
6.	Xstrata plc (Switzerland)	3.6
7.	BG Group plc (United Kingdom)	3.5
8.	Freeport-McMoRan Copper & Gold, Inc. (United States)	2.8
9.	Teck Resources Ltd., Class B (Canada)	2.8
10	Anglo American plc (United Kingdom)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
Canada	31.5%
United Kingdom	22.2
Australia	19.8
United States	9.6
Switzerland	5.3
Netherlands	3.8
Sweden	2.0
South Africa	1.6
Others (each less than 1.0%)	4.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2010 (FUND INCEPTION DATE) THROUGH APRIL 30, 2011 (Unaudited) (continued)

TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		12.73%
With Sales Charge*		6.82
CLASS C SHARES	11/30/10
Without CDSC		12.47
With CDSC**		11.47
CLASS R2 SHARES	11/30/10	12.60
CLASS R5 SHARES	11/30/10	12.93
SELECT CLASS SHARES	11/30/10	12.87

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Natural Resources Fund, the MSCI World Index, the HSBC Gold, Mining and Energy Index and the Lipper Global Natural Resources Funds Index from November 30, 2010 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index and the HSBC Gold, Mining and Energy Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Natural Resources Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The HSBC Gold, Mining and Energy Index is comprised of three natural resources sector components which are each equally weighted to reflect 1/3 of the index: 1) The Mining component, consisting of the HSBC Global Mining Index, excluding Gold,

Coal and Uranium, 1) the Gold component, consisting of all gold producers found in the HSBC Global Mining Index, and 3) The Energy component, comprised of the Energy sector within the HSBC Global Equities Index plus any Coal or Uranium companies in the Global Mining Index. The three components are rebalanced quarterly at the end of each March, June, September and December and the index is net of withholding taxes. Lipper Global Natural Resources Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

JPMorgan International Realty Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares, without a sales charge)*	6.14%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	12.71%
Real Estate Securities Benchmark**	6.80%

Net Assets as of 4/30/2011 (In Thousands)	$89,961

INVESTMENT OBJECTIVE***

The JPMorgan International Realty Fund (the “Fund”) will seek to provide long-term capital growth.

HOW DID THE REAL ESTATE SECURITIES MARKET PERFORM?

Despite lingering concerns about Europe’s sovereign debt crisis, political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, international stocks, as measured by the MSCI EAFE Index, rallied during the six months ended April 30, 2011, gaining 12.71%. Better-than-expected corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support stock prices during the reporting period.

Although international real estate securities posted a positive absolute return, they lagged other areas of the market, as the Real Estate Securities Benchmark returned 6.80% for the six months ended April 30, 2011. Real estate securities in China and Hong Kong were among the weakest performers, hurt by investor uncertainty surrounding government initiatives to cool surging property markets in these countries. In Japan, investors’ optimism about the country’s improving credit markets and the Bank of Japan’s announced purchases of Japanese real estate investment trusts (“REITs”) was partially offset by uncertainty surrounding the lasting impact of the tragic earthquake and subsequent tsunami that struck the country in March 2011.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class R5 Shares, without a sales charge) underperformed the MSCI EAFE Index and the Real Estate Securities Benchmark for the six months ended April 30, 2011. The Fund’s overweight and security selection in Hong Kong detracted from relative performance versus the Real Estate Securities Benchmark, while the Fund’s security selection in Japan contributed to relative performance versus the Real Estate Securities Benchmark.

In Hong Kong, the Fund owned real estate development companies in favor of landlord companies. Real estate development companies generate revenue by selling properties, while landlord companies generate revenue through the collection of rent payments. Accordingly, real estate developers are generally viewed by investors as more risky investments than landlord companies due to the comparatively unstable nature of their cash flows. Given the uncertainty surrounding the Hong Kong housing market, investors preferred to own Hong Kong landlord companies during the reporting period, which hurt the Fund’s relative performance versus the Real Estate Securities Benchmark. The Fund’s largest individual detractors versus the Benchmark included overweight positions in Hong Kong real estate development companies Sino Land Co., Ltd., Sun Hung Kai Properties Ltd. and Hang Lung Properties Ltd.

In Japan, investors’ optimism about the country’s improving credit markets and the Bank of Japan’s announced purchases of Japanese REITs benefited many of the Fund’s holdings. The Fund’s largest individual contributors versus the Real Estate Securities Benchmark included its overweight positions in Japanese REITs Nomura Real Estate Residential Fund, Inc. and Tokyu REIT, Inc.

The Fund’s overweight position versus the Real Estate Securities Benchmark in France-based Unibail-Rodamco SE also contributed to the Fund’s relative performance. Shares of the commercial property operator advanced after the company announced that the amount of its fiscal 2010 dividend payment would be unchanged from the amount of its prior fiscal year’s dividend payment.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers utilized J.P. Morgan’s network of real estate securities specialists, global economists, equity and fixed income research analysts, and real estate investors to develop what they believe is a sustainable information advantage. They projected long-term cash flow for each company and valued real estate securities using a proprietary dividend discount model. As a result of this process, the Fund’s largest country overweight relative to the Real Estate Securities Benchmark was in Japan. The Fund’s largest country underweight relative to the Real Estate Securities Benchmark was in Canada.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan International Realty Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Sun Hung Kai Properties Ltd. (Hong Kong)	7.4%
2.	Unibail-Rodamco SE (France)	6.5
3.	Westfield Group (Australia)	5.2
4.	CapitaLand Ltd. (Singapore)	4.8
5.	Mitsubishi Estate Co., Ltd. (Japan)	4.0
6.	Hongkong Land Holdings Ltd. (Hong Kong)	3.6
7.	Hang Lung Properties Ltd. (Hong Kong)	3.5
8.	Mitsui Fudosan Co., Ltd. (Japan)	3.0
9.	Land Securities Group plc (United Kingdom)	2.8
10.	British Land Co. plc (United Kingdom)	2.5

PORTFOLIO COMPOSITION BY COUNTRY****
Hong Kong	26.2%
Japan	16.3
Australia	15.6
United Kingdom	9.8
France	9.0
Singapore	7.2
Canada	6.1
Netherlands	4.3
Finland	1.9
Belgium	1.2
Others (each less than 1.0%)	1.1
Short-Term Investment	1.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The real estate securities benchmark is the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance.
***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION

CLASS A SHARES	11/30/06
Without Sales Charge		5.92%	21.85%	(4.11)%	(3.28)%
With Sales Charge**		0.32	15.46	(5.81)	(4.46)
CLASS C SHARES	11/30/06
Without CDSC		5.67	21.19	(4.58)	(3.77)
With CDSC***		4.67	20.19	(4.58)	(3.77)
CLASS R5 SHARES	11/30/06	6.14	22.37	(3.65)	(2.83)
SELECT CLASS SHARES	11/30/06	6.05	22.09	(3.88)	(3.04)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/06 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2006.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan International Realty Fund, MSCI EAFE Index, FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance and Lipper International Real Estate Funds Average from November 30, 2006 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, after deduction of withholding tax, and capital gains of the securities included in the benchmarks. The performance of the Lipper International Real Estate Funds Average includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance is a subset of the FTSE EPRA/NAREIT Developed Index, where the FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide, and the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance excludes all US companies and is net of withholding tax from the perspective of a U.S. investor. All index constituents are fully free float adjusted in accordance with FTSE’s index rules, to reflect the actual availability of stock in the market for public investment. Each FTSE constituent weighting is adjusted to reflect restricted shareholdings and foreign ownership to ensure an accurate representation of investable market capitalization. The Lipper International Real Estate Funds Average is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan International Realty Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

JPMorgan Strategic Preservation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-0.65%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.09%

Net Assets as of 4/30/2011 (In Thousands)	$100,469

INVESTMENT OBJECTIVE**

The JPMorgan Strategic Preservation Fund (the “Fund”) seeks to provide a total return from a diversified portfolio of stocks and bonds.

HOW DID THE MARKET PERFORM?

Despite political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, stocks in most of the world’s capital markets rallied during the six months ended April 30, 2011. Better-than-expected corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support stock prices during the reporting period. European stocks were relatively strong during the reporting period, as concerns about sovereign debt receded after successful Spanish, Portuguese and Italian bond issues in the first quarter of 2011. There was also optimism among some investors that Germany would adopt a more flexible stance on the Eurozone rescue fund. International stocks, as measured by the Morgan Stanley Capital International (“MSCI”) Index, gained 12.71% for the six months ended April 30, 2011. In the United States, investor sentiment was supported by better-than-expected economic data, the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. The S&P 500 Index gained 16.36% for the six months ended April 30, 2011. In the fixed income markets, concerns about prospects for growth and investors’ expectations for a renormalization of interest rates caused bond yields to move higher, although interest rates for bonds with shorter maturities remained well anchored.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2011.

While a significant part of the Fund was invested in U.S. Treasury securities and sovereign debt, the Fund also maintained an allocation to stocks (averaging 34% during the reporting period). Within this allocation to stocks, the Fund held Japanese equities, which hurt its return during the reporting period. The Fund rotated out of Japanese equities following the earthquake and subsequent tsunami that struck Japan in March 2011. The Fund held a small allocation to European equities for much of the reporting period, and in January 2011 held an underweight to European financial stocks through a short position in Eurostoxx futures. This short position detracted from the Fund’s performance as European equities performed strongly. On the positive side, the Fund’s investments in 10-year UK Gilts contributed positively to the Fund’s performance during the reporting period, particularly in April 2011 when Gilt yields declined (bond prices generally increase when yields decline).

HOW WAS THE FUND POSITIONED?

The Fund invested in global stocks, convertible bonds, fixed income instruments, cash and cash equivalents (which were made up mainly of U.S. Treasury securities). In addition, the Fund used futures for efficient portfolio management and to implement tactical positioning. The Fund also used currency derivatives to hedge its exposure to foreign currencies during the reporting period.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Strategic Preservation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	United Kingdom Gilt Inflation Linked, 2.500%, 08/16/13 (United Kingdom)	6.0%
2.	Italy Buoni Poliennali Del Tesoro, 3.000%, 11/01/15 (Italy)	5.3
3.	Inter-American Development Bank, 2.375%, 08/15/17 (Supranational)	5.2
4.	International Bank for Reconstruction & Development, 1.125%, 08/25/14 (Supranational)	5.0
5.	Finland Government Bond, 1.250%, 10/19/15 (Finland)	4.4
6.	U.S. Treasury Note, 3.875%, 05/15/18	4.3
7.	European Investment Bank, 2.750%, 03/23/15 (Supranational)	4.2
8.	Australia Government Bond, 5.862%, 08/20/20 (Australia)	4.1
9.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080%	3.9
10.	U.S. Treasury Bond, 8.750%, 05/15/17	3.4

PORTFOLIO COMPOSITION BY COUNTRY***
United States	27.8%
Supranational	15.9
United Kingdom	15.5
Netherlands	10.4
Italy	5.3
France	5.3
Finland	4.4
Australia	4.1
Germany	2.4
Singapore	2.0
Spain	1.7
Hong Kong	1.5
Switzerland	1.4
Ireland	1.1
Others (each less than 1.0%)	1.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		(0.65)%	2.49%	0.17%	1.16%
With Sales Charge**		(4.40)	(1.36)	(1.10)	0.23
CLASS C SHARES	3/30/07
Without CDSC		(0.86)	1.96	(0.31)	0.66
With CDSC***		(1.86)	0.96	(0.31)	0.66
CLASS R5 SHARES	3/30/07	(0.39)	2.95	0.64	1.62
SELECT CLASS SHARES	3/30/07	(0.46)	2.75	0.44	1.42

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Strategic Preservation Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Strategic Preservation Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from March 30, 2007 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Strategic Preservation Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Strategic Preservation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 20% MSCI World Index, 50% Barclays Capital Global Aggregate Bond Index and 30%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Lipper Global Flexible

Portfolio Funds Index represents the total returns of the funds in the indicated

category as defined by Lipper, Inc. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carries a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Global Natural Resources Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.3%
	Australia — 18.7%
331	African Iron Ltd. (a) (m)	102
72	African Petroleum Corp., Ltd. (a) (m)	76
20	African Petroleum Corp., Ltd., ADR (a) (m)	19
35	Anvil Mining Ltd. (a) (m)	237
31	Aquila Resources Ltd. (a) (m)	310
180	Atlas Iron Ltd. (a) (m)	696
120	Aurora Oil and Gas Ltd. (a) (m)	351
430	Bathurst Resources Ltd. (a) (m)	553
1,200	Beacon Hill Resources plc (a) (m)	248
190	Berkeley Resources Ltd. (a) (m)	179
360	Cape Lambert Resources Ltd. (m)	198
2,694	Castlemaine Goldfields Ltd. (a) (m)	142
150	CGA Mining Ltd. (a) (m)	479
224	Fortescue Metals Group Ltd. (m)	1,518
409	Gindalbie Metals Ltd. (a) (m)	452
23	Gloucester Coal Ltd. (a) (m)	264
328	Gryphon Minerals Ltd. (a) (m)	569
36	Iluka Resources Ltd. (m)	498
66	Independence Group NL (m)	490
693	Integra Mining Ltd. (a) (m)	363
160	Jabiru Metals Ltd. (a)	142
468	Kagara Ltd. (a) (m)	305
289	Mount Gibson Iron Ltd. (a) (m)	599
52	Newcrest Mining Ltd. (m)	2,364
221	Papillon Resources Ltd. (a) (m)	84
52	Perseus Mining Ltd. (a) (m)	167
416	Resolute Mining Ltd. (a) (m)	536
173	Rialto Energy Ltd. (a) (f) (i)	97
120	Western Areas NL (m)	887

		12,925

	Bermuda — 0.4%
8	Energy XXI Bermuda Ltd. (a) (m)	301

	Brazil — 0.5%
10	Vale S.A., ADR (m)	344

	Canada — 29.8%
47	Africa Oil Corp. (a) (m)	94
25	Alamos Gold, Inc. (m)	426
15	Allana Potash Corp. (a) (m)	30
111	Augusta Resource Corp. (a) (m)	519
36	Bankers Petroleum Ltd. (a) (m)	318
146	Banro Corp. (a) (m)	529
31	Barrick Gold Corp. (m)	1,561
1	Brazilian Gold Corp. (a) (m)	2
5	Brazilian Gold Corp., ADR (a) (m)	6
8	Cameco Corp. (m)	245

SHARES	SECURITY DESCRIPTION	VALUE($)

	Canada — Continued
27	Canadian Natural Resources Ltd. (m)	1,279
12	Centerra Gold, Inc. (m)	229
200	Crazy Horse Resources, Inc., ADR (a) (f) (i)	154
43	Duluth Metals Ltd. (a) (m)	110
388	EastCoal, Inc. (a) (m)	348
42	Eldorado Gold Corp. (m)	776
18	First Quantum Minerals Ltd. (m)	2,536
220	GMV Minerals, Inc. (a) (m)	148
6	Goldcorp, Inc. (m)	335
25	Gran Tierra Energy, Inc. (a) (m)	189
61	Hana Mining Ltd. (a) (m)	208
3	Inmet Mining Corp. (m)	185
103	Ithaca Energy, Inc. (a) (m)	261
39	Keegan Resources, Inc. (a) (m)	363
104	Kinross Gold Corp. (m)	1,649
26	Levon Resources Ltd., ADR (a) (m)	56
492	Lucara Diamond Corp. (a) (m)	691
80	Lundin Mining Corp. (a) (m)	779
234	Mandalay Resources Corp. (a) (m)	213
63	Mercator Minerals Ltd. (a) (m)	234
23	Mirasol Resources Ltd. (a) (m)	149
14	Niko Resources Ltd. (m)	1,149
15	Pacific Rubiales Energy Corp. (m)	462
54	Parex Resources, Inc. (a) (m)	416
176	PMI Gold Corp. (a) (m)	111
64	Polar Star Mining Corp. (a) (m)	49
86	Rio Novo Gold, Inc. (a) (m)	179
86	Rockgate Capital Corp. (a) (m)	134
38	SEMAFO, Inc. (a) (m)	319
14	Silver Wheaton Corp. (m)	562
117	Spartan Exploration Ltd. (a) (m)	728
30	Stans UTS, ADR (a) (m)	45
33	Teck Resources Ltd., Class B (m)	1,805

		20,581

	Colombia — 0.8%
14	Petrominerales Ltd. (m)	520

	Indonesia — 0.2%
388	Timah Tbk PT (m)	131

	Ireland — 0.6%
395	Circle Oil plc (a) (m)	227
188	Petroneft Resources plc (a) (m)	199

		426

	Kazakhstan — 0.3%
18	Zhaikmunai LP, Reg. S, GDR (a) (m)	212

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — 3.6%
63	Royal Dutch Shell plc, Class B (m)	2,455

	Norway — 0.4%
185	DNO International ASA (a) (m)	277

	South Africa — 1.5%
30	Impala Platinum Holdings Ltd. (m)	945
300	Sierra Rutile Ltd. (a) (m)	83

		1,028

	Sweden — 1.9%
87	Lundin Petroleum AB (a) (m)	1,319

	Switzerland — 5.1%
140	Ferrexpo plc (m)	1,173
91	Xstrata plc (m)	2,327

		3,500

	United Arab Emirates — 0.8%
71	Exillon Energy plc (a) (m)	553

	United Kingdom — 21.0%
107	Afren plc (a) (m)	287
29	African Minerals Ltd. (a) (m)	241
33	Anglo American plc (m)	1,719
25	Antofagasta plc (m)	563
89	BG Group plc (m)	2,287
70	BHP Billiton plc (m)	2,960
73	Cairn Energy plc (a) (m)	552
107	Cluff Gold plc (a) (m)	181
38	Eurasian Natural Resources Corp. plc (m)	578
9	Hummingbird Resources plc (a) (m)	23
29	Kalahari Minerals plc (a) (m)	110
17	Kazakhmys plc (m)	383
126	Petra Diamonds Ltd. (a) (m)	387
8	Premier Oil plc (a) (m)	269
1	Randgold Resources Ltd., ADR (a) (m)	78
44	Rio Tinto plc (m)	3,219
175	Trap Oil Group plc (a) (m)	121
60	Valiant Petroleum plc (a) (m)	536

		14,494

	United States — 7.7%
39	Alcoa, Inc. (m)	656
6	Devon Energy Corp. (m)	582
33	Freeport-McMoRan Copper & Gold, Inc. (m)	1,838
24	Southwestern Energy Co. (a) (m)	1,053

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — Continued
9	Walter Energy, Inc. (m)	1,203

		5,332

	Total Common Stocks (Cost $60,904)	64,398

Short-Term Investment — 1.4%
	Investment Company — 1.4%
970	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $970)	970

	Total Investments — 94.7% (Cost $61,874)	65,368
	Other Assets in Excess of Liabilities — 5.3%	3,684

	NET ASSETS — 100.0%	$69,052

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Metals & Mining	70.1%
Oil, Gas & Consumable Fuels	28.4
Short-Term Investment	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.3%
	Australia — 15.5%
1,299	BGP Holdings Beneficial Interest Share (a) (f) (i)	—
198	CFS Retail Property Trust (m)	389
1,370	Commonwealth Property Office Fund (m)	1,378
1,562	Dexus Property Group (m)	1,510
1,567	Goodman Group (m)	1,222
55	GPT Group (m)	190
607	Mirvac Group (m)	847
528	Stockland (m)	2,191
474	Westfield Group (m)	4,695
533	Westfield Retail Trust (m)	1,548

		13,970

	Belgium — 1.2%
7	Cofinimmo S.A. (m)	1,101

	Canada — 6.1%
51	Artis REIT (m)	745
85	Brookfield Properties Corp. (m)	1,679
21	Canadian Apartment Properties REIT (m)	419
12	Cominar Real Estate Investment Trust (m)	291
68	First Capital Realty, Inc. (m)	1,181
43	RioCan REIT (m)	1,162

		5,477

	China — 0.5%
268	Agile Property Holdings Ltd. (m)	437

	Finland — 1.9%
227	Sponda OYJ (m)	1,336
73	Technopolis OYJ (m)	391

		1,727

	France — 9.0%
55	Klepierre (m)	2,268
25	Unibail-Rodamco SE (m)	5,808

		8,076

	Hong Kong — 26.0%
1,178	China Overseas Land & Investment Ltd. (m)	2,273
910	China Resources Land Ltd. (m)	1,573
710	Hang Lung Properties Ltd. (m)	3,166
178	Henderson Land Development Co., Ltd. (m)	1,222
436	Hongkong Land Holdings Ltd. (m)	3,270
299	Link REIT (The) (m)	941
822	New World Development Ltd. (m)	1,447
722	Sino Land Co., Ltd. (m)	1,273
423	Sun Hung Kai Properties Ltd. (m)	6,625
223	Wharf Holdings Ltd. (m)	1,633

		23,423

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — 16.2%
—	(h)	Frontier Real Estate Investment Corp. (m)	807
—	(h)	Japan Real Estate Investment Corp. (m)	1,980
—	(h)	Kenedix Realty Investment Corp. (m)	829
207		Mitsubishi Estate Co., Ltd. (m)	3,622
155		Mitsui Fudosan Co., Ltd. (m)	2,690
—	(h)	Nippon Building Fund, Inc. (m)	1,429
—	(h)	Nomura Real Estate Residential Fund, Inc. (m)	1,204
96		Sumitomo Realty & Development Co., Ltd. (m)	1,987

			14,548

		Netherlands — 4.3%
26		Corio N.V. (m)	1,808
39		Nieuwe Steen Investments N.V. (m)	869
23		Vastned Offices/Industrial N.V. (m)	459
7		Wereldhave N.V. (m)	695

			3,831

		Norway — 0.6%
256		Norwegian Property ASA (a) (m)	517

		Singapore — 7.2%
718		CapitaCommercial Trust (m)	846
1,533		CapitaLand Ltd. (a) (m)	4,263
490		CapitaMalls Asia Ltd. (m)	710
67		City Developments Ltd. (m)	649

			6,468

		United Kingdom — 9.8%
226		British Land Co. plc (m)	2,275
213		Helical Bar plc (m)	931
188		Land Securities Group plc (m)	2,469
387		London & Stamford Property plc (m)	861
168		Safestore Holdings plc (m)	433
339		Segro plc (m)	1,845

			8,814

		Total Common Stocks (Cost $74,398)	88,389

NUMBER OF WARRANTS
Warrant — 0.0% (g)
		Hong Kong — 0.0% (g)
14		Henderson Land Development Co., Ltd., expiring 06/01/11 (a) (m) (Cost $—)	1

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.3%
	Investment Company — 1.3%
1,200	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $1,200)	1,200

	Total Investments — 99.6% (Cost $75,598)	89,590
	Other Assets in Excess of Liabilities — 0.4%	371

	NET ASSETS — 100.0%	$89,961

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	49.3%
Diversified	30.3
Shopping Centers	10.6
Office Property	6.6
Apartments	1.8
Short-Term Investment	1.4

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
442,724	CAD
38,387,277	for JPY	Westpac Banking Corp.	06/14/11	$473	#	$467	#	$(6)
293,690	EUR
405,084	for AUD	Goldman Sachs International	06/14/11	442	#	435	#	(7)
35,294,930	JPY
308,231	for EUR	Merrill Lynch International	06/14/11	456	#	435	#	(21)
32,253,368	JPY
287,703	for EUR	Royal Bank of Canada	06/14/11	426	#	398	#	(28)
601,896	AUD	BNP Paribas	06/14/11	637		656		19
2,691,961	CAD	Westpac Banking Corp.	06/14/11	2,768		2,843		75
1,063,081	CHF	Westpac Banking Corp.	06/14/11	1,139		1,229		90
316,553	EUR	Citibank, N.A.	06/14/11	457		468		11
337,435	EUR	Union Bank of Switzerland AG	06/14/11	482		499		17
197,485	EUR	Westpac Banking Corp.	06/14/11	276		292		16
483,151	GBP	Citibank, N.A.	06/14/11	772		807		35
7,653,615	HKD	BNP Paribas	06/14/11	985		986		1
3,449,158	HKD	Royal Bank of Canada	06/14/11	444		444		— (h)
43,433,082	JPY	Barclays Bank plc	06/14/11	528		536		8
45,841,316	JPY	Deutsche Bank AG	06/14/11	556		565		9
72,691,920	JPY	Merrill Lynch International	06/14/11	900		896		(4)
43,454,558	JPY	Morgan Stanley	06/14/11	538		536		(2)
40,710,244	JPY	Royal Bank of Canada	06/14/11	506		502		(4)
8,317,445	SEK	Westpac Banking Corp.	06/14/11	1,298		1,373		75
714,890	SGD	Westpac Banking Corp.	06/14/11	562		584		22
				$14,645		$14,951		$306

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
655,874	AUD	Royal Bank of Scotland	06/14/11	$701	$715	$(14)
85,266	AUD	Westpac Banking Corp.	06/14/11	85	93	(8)
1,038,629	EUR	Citibank, N.A.	06/14/11	1,443	1,536	(93)
304,111	EUR	HSBC Bank, N.A.	06/14/11	445	450	(5)
370,129	EUR	Westpac Banking Corp.	06/14/11	511	548	(37)
257,574	GBP	Westpac Banking Corp.	06/14/11	416	430	(14)
5,099,417	HKD	BNP Paribas	06/14/11	657	657	— (h)
3,932,749	HKD	Goldman Sachs International	06/14/11	506	506	— (h)
2,798,149	HKD	HSBC Bank, N.A.	06/14/11	360	360	— (h)
43,237,962	HKD	Westpac Banking Corp.	06/14/11	5,554	5,569	(15)
90,480,150	JPY	Barclays Bank plc	06/14/11	1,151	1,116	35
37,236,611	JPY	Merrill Lynch International	06/14/11	450	459	(9)
217,058,398	JPY	Westpac Banking Corp.	06/14/11	2,605	2,677	(72)
				$14,884	$15,116	$(232)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/11 of the currency being sold, and the value at 04/30/11 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE

Common Stocks — 30.0%
		France — 2.2%
14		Sanofi-Aventis S.A.	1,132
17		Total S.A.	1,102

			2,234

		Germany — 1.6%
10		Deutsche Wohnen AG (a)	164
18		Fresenius Medical Care AG & Co.	1,433

			1,597

		Hong Kong — 1.5%
160		China Resources Land Ltd.	276
170		Hang Lung Properties Ltd.	758
27		Sun Hung Kai Properties Ltd.	423

			1,457

		Ireland — 1.1%
81		WPP plc	1,065

		Netherlands — 1.9%
123		Koninklijke KPN N.V.	1,959

		Singapore — 1.1%
443		Singapore Telecommunications Ltd.	1,131

		South Africa — 0.4%
14		Impala Platinum Holdings Ltd.	444

		Spain — 1.7%
64		Telefonica S.A.	1,714

		Switzerland — 1.0%
37		Xstrata plc	959

		Taiwan — 0.0% (g)
—	(h)	MediaTek, Inc.	—	(h)
—	(h)	Taiwan Semiconductor Manufacturing Co., Ltd.	1

			1

		United Kingdom — 9.5%
32		BG Group plc	816
14		BHP Billiton plc	608
41		British American Tobacco plc	1,784
101		Centrica plc	540
76		HSBC Holdings plc	830
25		Intercontinental Hotels Group plc	551
55		National Grid plc	560
99		Northumbrian Water Group plc	581
224		Resolution Ltd.	1,134
29		Standard Chartered plc	796
8		Unilever plc	274
363		Vodafone Group plc	1,050

			9,524

SHARES	SECURITY DESCRIPTION	VALUE

	United States — 8.0%
15	Abbott Laboratories (m)	799
8	Celgene Corp. (a) (m)	486
7	Chevron Corp. (m)	797
20	Coca-Cola Co. (The) (m)	1,369
15	Dow Chemical Co. (The) (m)	601
12	E.l. du Pont de Nemours & Co. (m)	654
8	McDonald's Corp.	588
5	Mosaic Co. (The)	375
21	Newmont Mining Corp.	1,232
6	Union Pacific Corp.	578
6	United Technologies Corp.	572

		8,051

	Total Common Stocks (Cost $26,127)	30,136

PRINCIPAL AMOUNT
Convertible Bonds — 10.1%
	Cayman Islands — 0.7%
700	Hutchison Whampoa International 10 Ltd., VAR, 6.000%, 10/28/15 (e) (m) (x)	714

	France — 0.9%
EUR 289	AXA S.A., Series CS, 2.500%, 01/01/14	938

	Netherlands — 3.7%
EUR 1,800	Portugal Telecom International Finance B.V., Series PTC, 4.125%, 08/28/14	2,650
EUR 650	Wereldhave N.V., 4.375%, 09/16/14	1,055

		3,705

	Singapore — 0.8%
	CapitaLand Ltd.,
SGD 750	2.875%, 09/03/16	620
SGD 250	3.125%, 03/05/18	214

		834

	Switzerland — 0.5%
CHF 370	Swiss Prime Site AG, 1.875%, 01/20/15	459

	United States — 3.5%
544	Gilead Sciences, Inc., 0.625%, 05/01/13 (m)	631
989	Liberty Media LLC, 3.125%, 03/30/23	1,211
55	Life Technologies Corp., 1.500%, 02/15/24	65
1,010	Swiss Re America Holding Corp., VAR, 3.250%, 11/21/21	1,006
504	Vornado Realty LP, 3.875%, 04/15/25	581

		3,494

	Total Convertible Bonds (Cost $9,298)	10,144

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — 27.1%
	Australia — 4.1%
AUD 2,250	Australia Government Bond, 5.862%, 08/20/20	4,090

	Finland — 4.3%
4,500	Finland Government Bond, 1.250%, 10/19/15 (e) (m)	4,376

	France — 2.1%
2,000	Societe Financement de l’Economie Francaise, 2.875%, 09/22/14 (e)	2,082

	Germany — 0.8%
EUR 500	Bundesobligation, 4.000%, 10/11/13	777

	Italy — 5.2%
EUR 3,700	Italy Buoni Poliennali Del Tesoro, 3.000%, 11/01/15	5,291

	Netherlands — 4.7%
	Kingdom of Netherlands,
EUR 2,000	3.750%, 07/15/14	3,095
EUR 1,000	4.500%, 07/15/17	1,601

		4,696

	United Kingdom — 5.9%
GBP 1,250	United Kingdom Gilt Inflation Linked, 2.500%, 08/16/13	5,928

	Total Foreign Government Securities (Cost $25,548)	27,240

SHARES
Preferred Stock — 0.1%
	United States — 0.1%
—(h)	Wells Fargo & Co., Series L, 7.500% (x) (Cost $75)	76

PRINCIPAL AMOUNT
Supranational — 15.7%
	European Investment Bank,
4,000	2.750%, 03/23/15 (m)	4,162
AUD 1,386	6.000%, 08/14/13	1,538
5,250	Inter-American Development Bank, 2.375%, 08/15/17 (m)	5,164
5,000	International Bank for Reconstruction & Development, 1.125%, 08/25/14 (m)	4,972

	Total Supranational (Cost $15,610)	15,836

U.S. Treasury Obligations — 12.1%
	U.S. Treasury Bonds,
2,500	8.750%, 05/15/17 (m)	3,410
2,000	8.875%, 02/15/19 (m)	2,857

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	U.S. Treasury Notes,
1,500	2.375%, 02/28/15 (m)	1,552
4,000	3.875%, 05/15/18 (m)	4,314

	Total U.S. Treasury Obligations (Cost $11,590)	12,133

SHARES
Short-Term Investment — 3.9%
	Investment Company — 3.9%
3,922	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $3,922)	3,922

	Total Investments — 99.0% (Cost $92,170)	99,487
	Other Assets in Excess of Liabilities — 1.0%	982

	NET ASSETS — 100.0%	$100,469

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Governments	27.4%
Supranational	15.9
U.S. Treasury Obligations	12.2
Diversified Telecommunication Services	7.5
Metals & Mining	3.3
Real Estate Management & Development	2.9
Oil, Gas & Consumable Fuels	2.7
Media	2.3
Insurance	2.2
Pharmaceuticals	1.9
Tobacco	1.8
Commercial Banks	1.7
Diversified Financial Services	1.7
Real Estate Investment Trusts (REITs)	1.6
Chemicals	1.6
Health Care Providers & Services	1.4
Beverages	1.4
Hotels, Restaurants & Leisure	1.1
Biotechnology	1.1
Multi-Utilities	1.1
Wireless Telecommunication Services	1.1
Short-Term Investment	3.9
Others (each less than 1.0%)	2.2

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
87	Long Gilt	06/28/11	17,316	529
	Short Futures Outstanding
(33)	Euro-Bobl	06/08/11	(5,633)	(25)
(75)	E-mini S&P 500	06/17/11	(5,099)	(317)
(43)	FTSE 100 Index	06/17/11	(4,333)	(80)
(37)	10 Year U.S. Treasury Note	06/21/11	(4,482)	(97)
(100)	5 Year U.S. Treasury Note	06/30/11	(11,847)	(197)

				(187)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
227,021	EUR
199,131	for GBP	Citibank, N.A.	06/08/11	333	#	336	#	3
3,254,361	HKD
256,926	for GBP	State Street Bank & Trust	06/08/11	429	#	419	#	(10)
511,652	CAD	Barclays Bank plc	06/08/11	528		540		12
256,281	CAD	Deutsche Bank AG	06/08/11	260		271		11
244,413	CHF	HSBC Bank, N.A.	06/08/11	264		282		18
3,492,389	DKK	Barclays Bank plc	06/08/11	644		693		49
1,787,444	EUR	Credit Suisse International	06/08/11	2,542		2,645		103
640,774	EUR	Westpac Banking Corp.	06/08/11	916		948		32
485,286	GBP	Barclays Bank plc	06/08/11	789		810		21
4,290,967	HKD	Merrill Lynch International	06/08/11	551		553		2
149,575,841	JPY	Barclays Bank plc	06/08/11	1,831		1,844		13
42,010,644	JPY	Deutsche Bank AG	06/08/11	520		518		(2)
21,731,873	JPY	Merrill Lynch International	06/08/11	270		268		(2)
390,110,323	JPY	State Street Bank & Trust	06/08/11	4,801		4,810		9
59,567,527	JPY	Westpac Banking Corp.	06/08/11	728		735		7
				15,406		15,672		266

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,415,938	AUD	Deutsche Bank AG	06/08/11	1,419	1,545	(126)
3,359,245	AUD	Goldman Sachs International	06/08/11	3,377	3,665	(288)
562,040	CAD	HSBC Bank, N.A.	06/08/11	578	593	(15)
458,470	CHF	Barclays Bank plc	06/08/11	513	530	(17)
2,205,287	DKK	HSBC Bank, N.A.	06/08/11	414	437	(23)
559,414	EUR	Citibank, N.A.	06/08/11	791	828	(37)
1,900,520	EUR	Deutsche Bank AG	06/08/11	2,697	2,812	(115)
1,440,301	EUR	Goldman Sachs International	06/08/11	2,004	2,131	(127)
13,377,057	EUR	HSBC Bank, N.A.	06/08/11	18,782	19,794	(1,012)
300,361	EUR	Royal Bank of Canada	06/08/11	423	445	(22)
354,133	EUR	Societe Generale	06/08/11	511	524	(13)
380,085	EUR	Union Bank of Switzerland AG	06/08/11	531	562	(31)
734,031	GBP	Citibank, N.A.	06/08/11	1,173	1,225	(52)
8,828,534	GBP	Deutsche Bank AG	06/08/11	14,394	14,740	(346)
362,233	GBP	Morgan Stanley	06/08/11	582	605	(23)
258,161	GBP	Royal Bank of Canada	06/08/11	413	432	(19)
424,780	GBP	Royal Bank of Scotland	06/08/11	689	709	(20)
12,657,582	HKD	Deutsche Bank AG	06/08/11	1,627	1,630	(3)
4,538,730	HKD	Morgan Stanley	06/08/11	583	585	(2)
629,972,923	JPY	HSBC Bank, N.A.	06/08/11	7,687	7,768	(81)
1,000,607	SGD	Credit Suisse International	06/08/11	792	817	(25)
884,126	SGD	Deutsche Bank AG	06/08/11	700	723	(23)
				60,680	63,100	(2,420)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/11 of the currency being sold, and the value at 04/30/11 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

J.P. Morgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
Reg. S	—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
REIT	—	Real Estate Investment Trust
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2011.

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Global Natural Resources Fund	$251	0.4%
International Realty Fund	—	—

In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. are as follows (amounts in thousands):

Fund	Value	Percentage
Global Natural Resources Fund	$36,525	55.9%
International Realty Fund	82,913	92.6
Strategic Preservation Fund	22,085	22.2

(g)	—	Amount rounds to less than 0.1%.
(h)	—	Amount rounds to less than one thousand (shares or dollars).
(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	—	The rate shown is the current yield as of April 30, 2011.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.
(x)	—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	21

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

	Global Natural Resources Fund		International Realty Fund		Strategic Preservation Fund
ASSETS:
Investments in non-affiliates, at value	$64,398		$88,390		$95,565
Investments in affiliates, at value	970		1,200		3,922

Total investment securities, at value	65,368		89,590		99,487
Cash	91		40		141
Foreign currency, at value	99		20		1,289
Deposits at broker for futures contracts	—		—		1,982
Receivables:
Investment securities sold	8		—		358
Fund shares sold	9,867		145		186
Interest and dividends	49		401		816
Tax reclaims	—		1		1
Unrealized appreciation on forward foreign currency exchange contracts	—		413		280
Prepaid expenses and other assets	26		—		—

Total Assets	75,508		90,610		104,540

LIABILITIES:
Payables:
Investment securities purchased	6,363		118		74
Fund shares redeemed	2		10		1,193
Variation margin on futures contracts	—		—		188
Unrealized depreciation on forward foreign currency exchange contracts	—		339		2,434
Accrued liabilities:
Investment advisory fees	2		31		38
Administration fees	4		3		7
Shareholder servicing fees	10		6		21
Distribution fees	1		6		21
Custodian and accounting fees	25		64		29
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Audit fees	36		48		44
Other	13		24		22

Total Liabilities	6,456		649		4,071

Net Assets	$69,052		$89,961		$100,469

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

	Global Natural Resources Fund	International Realty Fund	Strategic Preservation Fund
NET ASSETS:
Paid in capital	$65,542	$107,939	$93,750
Accumulated undistributed (distributions in excess of) net investment income	3	(3,074)	2,811
Accumulated net realized gains (losses)	19	(28,974)	(1,118)
Net unrealized appreciation (depreciation)	3,488	14,070	5,026

Total Net Assets	$69,052	$89,961	$100,469

Net Assets:
Class A	$2,949	$25,521	$99,242
Class C	369	1,857	381
Class R2	56	—	—
Class R5	10,082	53,159	107
Select Class	55,596	9,424	739

Total	$69,052	$89,961	$100,469

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	174	2,517	6,519
Class C	22	186	25
Class R2	3	—	—
Class R5	595	5,208	7
Select Class	3,284	927	48

Net Asset Value:
Class A — Redemption price per share	$16.91	$10.14	$15.22
Class C — Offering price per share (b)	16.87	9.98	15.05
Class R2 — Offering and redemption price per share	16.89	—	—
Class R5 — Offering and redemption price per share	16.94	10.21	15.38
Select Class — Offering and redemption price per share	16.93	10.17	15.30
Class A maximum sales charge	5.25%	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.85	$10.70	$15.81

Cost of investments in non-affiliates	$60,904	$74,398	$88,248
Cost of investments in affiliates	970	1,200	3,922
Cost of foreign currency	99	20	1,262

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

	Global Natural Resources Fund (a)		International Realty Fund		Strategic Preservation Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—		$840
Dividend income from non-affiliates	187		1,352		552
Interest income from affiliates	—	(b)	—		— (b)
Dividend income from affiliates	—	(b)	—	(b)	2
Foreign taxes withheld	(5)		(88)		(21)

Total investment income	182		1,264		1,373

EXPENSES:
Investment advisory fees	135		348		330
Administration fees	15		35		49
Distribution fees:
Class A	2		25		136
Class C	1		6		1
Class R2	—	(b)	—		—
Shareholder servicing fees:
Class A	2		25		136
Class C	—	(b)	2		— (b)
Class R2	—	(b)	—		—
Class R5	—	(b)	12		— (b)
Select Class	39		12		1
Custodian and accounting fees	25		62		30
Interest expense to affiliates	—		—	(b)	— (b)
Professional fees	86		39		39
Trustees’ and Chief Compliance Officer’s fees	—	(b)	—	(b)	— (b)
Printing and mailing costs	16		5		23
Registration and filing fees	58		36		30
Transfer agent fees	9		34		37
Other	3		4		4

Total expenses	391		645		816

Less amounts waived	(151)		(216)		(79)
Less expense reimbursements	(61)		—		—

Net expenses	179		429		737

Net investment income (loss)	3		835		636

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	24		2,795		3,533
Futures	—		—		(2,470)
Foreign currency transactions	(5)		192		(2,938)

Net realized gain (loss)	19		2,987		(1,875)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	3,494		1,015		(329)
Futures	—		—		715
Foreign currency translations	(6)		176		44

Change in net unrealized appreciation (depreciation)	3,488		1,191		430

Net realized/unrealized gains (losses)	3,507		4,178		(1,445)

Change in net assets resulting from operations	$3,510		$5,013		$(809)

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Natural Resources Fund	International Realty Fund		Strategic Preservation Fund
	Period Ended 4/30/2011 (a) (Unaudited)	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3	$835	$2,054	$636	$419
Net realized gain (loss)	19	2,987	1,994	(1,875)	2,378
Change in net unrealized appreciation (depreciation)	3,488	1,191	6,668	430	3,302

Change in net assets resulting from operations	3,510	5,013	10,716	(809)	6,099

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(1,416)	(568)	—	—
Class C
From net investment income	—	(124)	(86)	—	—
Class R5
From net investment income	—	(3,713)	(2,379)	—	—
Select Class
From net investment income	—	(759)	(741)	—	—

Total distributions to shareholders	—	(6,012)	(3,774)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	65,542	18,398	25,287	(19,833)	48,681

NET ASSETS:
Change in net assets	69,052	17,399	32,229	(20,642)	54,780
Beginning of period	—	72,562	40,333	121,111	66,331

End of period	$69,052	$89,961	$72,562	$100,469	$121,111

Accumulated undistributed (distributions in excess of) net investment income	$3	$(3,074)	$2,103	$2,811	$2,175

(a)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Natural Resources Fund		International Realty Fund			Strategic Preservation Fund
	Period Ended 4/30/2011 (a) (Unaudited)		Six Months Ended 4/30/2011 (Unaudited)		Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,311		$10,625		$14,928	$20,863	$119,983
Dividends and distributions reinvested	—		1,375		565	—	—
Cost of shares redeemed	(581)		(2,441)		(6,499)	(40,904)	(62,301)
Redemption fees	—	(b)	—	(b)	1	—	—

Change in net assets from Class A capital transactions	$2,730		$9,559		$8,995	$(20,041)	$57,682

Class C
Proceeds from shares issued	$370		$481		$504	$112	$75
Dividends and distributions reinvested	—		102		59	—	—
Cost of shares redeemed	(24)		(150)		(169)	(20)	(32)
Redemption fees	—	(b)	—	(b)	— (b)	—	—

Change in net assets from Class C capital transactions	$346		$433		$394	$92	$43

Class R2
Proceeds from shares issued	$50		$—		$—	$—	$—
Redemption fees	—	(b)	—		—	—	—

Change in net assets from Class R2 capital transactions	$50		$—		$—	$—	$—

Class R5
Proceeds from shares issued	$10,070		$4,585		$14,250	$—	$—
Dividends and distributions reinvested	—		3,713		2,380	—	—
Cost of shares redeemed	—		—		(818)	—	—
Redemption fees	—	(b)	—	(b)	2	—	—

Change in net assets from Class R5 capital transactions	$10,070		$8,298		$15,814	$—	$—

Select Class
Proceeds from shares issued	$54,028		$1,286		$3,276	$269	$734
Dividends and distributions reinvested	—		738		635	—	—
Cost of shares redeemed	(1,688)		(1,916)		(3,827)	(153)	(9,778)
Redemption fees	6		—	(b)	— (b)	—	—

Change in net assets from Select Class capital transactions	$52,346		$108		$84	$116	$(9,044)

Total change in net assets from capital transactions	$65,542		$18,398		$25,287	$(19,833)	$48,681

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

	Global Natural Resources Fund	International Realty Fund		Strategic Preservation Fund
	Period Ended 4/30/2011 (a) (Unaudited)	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	210	1,081	1,624	1,375	8,120
Reinvested	—	145	64	—	—
Redeemed	(36)	(251)	(716)	(2,696)	(4,172)

Change in Class A Shares	174	975	972	(1,321)	3,948

Class C
Issued	23	49	56	7	5
Reinvested	—	11	7	—	—
Redeemed	(1)	(15)	(19)	(1)	(2)

Change in Class C Shares	22	45	44	6	3

Class R2
Issued	3	—	—	—	—

Change in Class R2 Shares	3	—	—	—	—

Class R5
Issued	595	469	1,574	—	—
Reinvested	—	389	270	—	—
Redeemed	—	—	(84)	—	—

Change in Class R5 Shares	595	858	1,760	—	—

Select Class
Issued	3,386	132	377	17	49
Reinvested	—	78	72	—	—
Redeemed	(102)	(196)	(419)	(10)	(665)

Change in Select Class Shares	3,284	14	30	7	(616)

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Redemption fees
Global Natural Resources Fund
Class A
November 30, 2010 (e) through April 30, 2011	$15.00	$(0.02	)(f)	$1.93	$1.91	$—	(g)

Class C
November 30, 2010 (e) through April 30, 2011	15.00	(0.05	)(f)	1.92	1.87	—	(g)

Class R2
November 30, 2010 (e) through April 30, 2011	15.00	(0.04	)(f)	1.93	1.89	—	(g)

Class R5
November 30, 2010 (e) through April 30, 2011	15.00	0.01	(f)	1.93	1.94	—	(g)

Select Class
November 30, 2010 (e) through April 30, 2011	15.00	—	(f)	1.93	1.93	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$16.91	12.73%	$2,949	1.30	%(i)	(0.28	)%(i)	2.18	%(h)(i)	1%

16.87	12.47	369	1.80	(i)	(0.77	)(i)	3.38	(h)(i)	1

16.89	12.60	56	1.55	(i)	(0.62	)(i)	5.48	(h)(i)	1

16.94	12.93	10,082	0.85	(i)	0.12	(i)	3.58	(h)(i)	1

16.93	12.87	55,596	1.05	(i)	0.04	(i)	2.12	(h)(i)	1

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Realty Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$10.40	$0.09	(e)	$0.46	$0.55	$(0.81)	$—	(f)
Year Ended October 31, 2010	9.72	0.34	(e)	1.23	1.57	(0.89)	—	(f)
Year Ended October 31, 2009	8.00	0.26	(e)	1.46	1.72	— (f)	—	(f)
Year Ended October 31, 2008	17.12	0.24	(e)	(8.50)	(8.26)	(0.86)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.23	(e)	1.92	2.15	(0.04)	0.01

Class C
Six Months Ended April 30, 2011 (Unaudited)	10.23	0.07	(e)	0.45	0.52	(0.77)	—	(f)
Year Ended October 31, 2010	9.62	0.27	(e)	1.23	1.50	(0.89)	—	(f)
Year Ended October 31, 2009	7.95	0.21	(e)	1.46	1.67	— (f)	—	(f)
Year Ended October 31, 2008	17.04	0.19	(e)	(8.47)	(8.28)	(0.81)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.16	(e)	1.90	2.06	(0.03)	0.01

Class R5
Six Months Ended April 30, 2011 (Unaudited)	10.48	0.11	(e)	0.46	0.57	(0.84)	—	(f)
Year Ended October 31, 2010	9.76	0.37	(e)	1.25	1.62	(0.90)	—	(f)
Year Ended October 31, 2009	8.03	0.30	(e)	1.48	1.78	(0.05)	—	(f)
Year Ended October 31, 2008	17.18	0.30	(e)	(8.54)	(8.24)	(0.91)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.32	(e)	1.90	2.22	(0.05)	0.01

Select Class
Six Months Ended April 30, 2011 (Unaudited)	10.43	0.10	(e)	0.46	0.56	(0.82)	—	(f)
Year Ended October 31, 2010	9.73	0.34	(e)	1.26	1.60	(0.90)	—	(f)
Year Ended October 31, 2009	8.01	0.29	(e)	1.46	1.75	(0.03)	—	(f)
Year Ended October 31, 2008	17.16	0.28	(e)	(8.54)	(8.26)	(0.89)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.27	(e)	1.92	2.19	(0.04)	0.01

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.14	5.92%	$25,521	1.40%		1.94%	1.95%	25%
10.40	17.90	16,029	1.40		3.76	2.17	75
9.72	21.55	5,539	1.40		3.35	2.35	129
8.00	(50.32)	4,012	1.41	(g)	1.90	2.43	108
17.12	14.44	9,333	1.40		1.52	3.80	175

9.98	5.67	1,857	1.90		1.38	2.45	25
10.23	17.20	1,443	1.90		3.01	2.67	75
9.62	21.05	931	1.90		2.77	2.85	129
7.95	(50.55)	5,022	1.91	(g)	1.50	2.85	108
17.04	13.85	12,223	1.90		1.08	4.19	175

10.21	6.14	53,159	0.95		2.31	1.51	25
10.48	18.37	45,570	0.95		3.98	1.72	75
9.76	22.36	25,271	0.95		3.83	1.91	129
8.03	(50.13)	24,306	0.96	(g)	2.51	1.76	108
17.18	14.88	8,148	0.95		2.12	2.85	175

10.17	6.05	9,424	1.15		2.03	1.71	25
10.43	18.16	9,520	1.15		3.68	1.92	75
9.73	21.99	8,592	1.15		3.73	2.13	129
8.01	(50.25)	5,818	1.16	(g)	2.27	2.10	108
17.16	14.73	8,619	1.15		1.78	4.71	175

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Strategic Preservation Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$15.32	$0.09	(e)	$(0.19)	$(0.10)	$—
Year Ended October 31, 2010	14.50	0.06	(e)	0.76	0.82	—
Year Ended October 31, 2009	14.25	0.03	(e)	0.60	0.63	(0.38)
Year Ended October 31, 2008	15.82	0.23	(e)	(1.71)	(1.48)	(0.09)
March 30, 2007(f) through October 31, 2007	15.00	0.17		0.65	0.82	—

Class C
Six Months Ended April 30, 2011 (Unaudited)	15.18	0.05	(e)	(0.18)	(0.13)	—
Year Ended October 31, 2010	14.45	(0.02	)(e)	0.75	0.73	—
Year Ended October 31, 2009	14.19	(0.04	)(e)	0.61	0.57	(0.31)
Year Ended October 31, 2008	15.77	0.15	(e)	(1.70)	(1.55)	(0.03)
March 30, 2007(f) through October 31, 2007	15.00	0.13		0.64	0.77	—

Class R5
Six Months Ended April 30, 2011 (Unaudited)	15.44	0.12	(e)	(0.18)	(0.06)	—
Year Ended October 31, 2010	14.56	0.12	(e)	0.76	0.88	—
Year Ended October 31, 2009	14.31	0.09	(e)	0.61	0.70	(0.45)
Year Ended October 31, 2008	15.86	0.30	(e)	(1.71)	(1.41)	(0.14)
March 30, 2007(f) through October 31, 2007	15.00	0.21		0.65	0.86	—

Select Class
Six Months Ended April 30, 2011 (Unaudited)	15.37	0.11	(e)	(0.18)	(0.07)	—
Year Ended October 31, 2010	14.52	0.08	(e)	0.77	0.85	—
Year Ended October 31, 2009	14.28	0.07	(e)	0.60	0.67	(0.43)
Year Ended October 31, 2008	15.84	0.27	(e)	(1.71)	(1.44)	(0.12)
March 30, 2007(f) through October 31, 2007	15.00	0.19		0.65	0.84	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$15.22	(0.65)%	$99,242	1.34%	1.16%	1.49%		39%
15.32	5.66	120,086	1.32	0.39	1.48		78
14.50	4.52	56,450	1.32	0.23	2.10		47
14.25	(9.40)	191	1.35	1.50	3.91		89
15.82	5.47	211	1.35	1.94	7.39	(g)	34

15.05	(0.86)	381	1.84	0.71	1.98		39
15.18	5.05	292	1.81	(0.10)	1.99		78
14.45	4.05	235	1.84	(0.30)	3.28		47
14.19	(9.83)	190	1.85	1.00	4.41		89
15.77	5.13	210	1.85	1.44	7.89	(g)	34

15.38	(0.39)	107	0.89	1.63	1.04		39
15.44	6.04	107	0.86	0.82	1.04		78
14.56	5.00	101	0.89	0.66	2.35		47
14.31	(8.95)	96	0.90	1.95	3.46		89
15.86	5.73	106	0.90	2.39	6.94	(g)	34

15.30	(0.46)	739	1.09	1.47	1.23		39
15.37	5.85	626	1.09	0.52	1.34		78
14.52	4.80	9,545	1.09	0.46	2.55		47
14.28	(9.16)	9,109	1.10	1.76	3.61		89
15.84	5.60	4,753	1.10	2.19	7.14	(g)	34

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Diversified/Non-Diversified
Global Natural Resources Fund	Class A, Class C, Class R2, Class R5 and Select Class	Non-Diversified
International Realty Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Strategic Preservation Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The Global Natural Resources Fund commenced operations on November 30, 2010.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

34	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Global Natural Resources Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$811	$12,017	$97	$12,925
Bermuda	301	—	—	301
Brazil	—	344	—	344
Canada	20,333	94	154	20,581
Colombia	520	—	—	520
Indonesia	—	131	—	131
Ireland	—	426	—	426
Kazakhstan	—	212	—	212
Netherlands	—	2,455	—	2,455
Norway	—	277	—	277
South Africa	—	1,028	—	1,028
Sweden	—	1,319	—	1,319
Switzerland	—	3,500	—	3,500
United Arab Emirates	—	553	—	553
United Kingdom	78	14,416	—	14,494
United States	5,332	—	—	5,332

Total Common Stocks	27,375	36,772	251	64,398

Short-Term Investment
Investment Company	970	—	—	970

Total Investments in Securities	$28,345	$36,772	$251	$65,368

International Realty Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$13,970	$—	(a)	$13,970
Belgium	—	1,101	—		1,101
Canada	5,477	—	—		5,477
China	—	437	—		437
Finland	—	1,727	—		1,727
France	—	8,076	—		8,076
Hong Kong	—	23,423	—		23,423
Japan	—	14,548	—		14,548
Netherlands	—	3,831	—		3,831
Norway	—	517	—		517
Singapore	—	6,468	—		6,468
United Kingdom	—	8,814	—		8,814

Total Common Stocks	$5,477	$82,912	$—	(a)	$88,389

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

International Realty Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Warrants
Hong Kong	$—	$1	$—	$1
Short-Term Investment
Investment Company	1,200	—	—	1,200

Total Investments in Securities	$6,677	$82,913	$—	$89,590

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange	$—	$413	$—	$413

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange	$—	$(339)	$—	$(339)

Strategic Preservation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
France	$—	$2,234	$—	$2,234
Germany	—	1,597	—	1,597
Hong Kong	—	1,457	—	1,457
Ireland	—	1,065	—	1,065
Netherlands	—	1,959	—	1,959
Singapore	—	1,131	—	1,131
South Africa	—	444	—	444
Spain	—	1,714	—	1,714
Switzerland	—	959	—	959
Taiwan	—	1	—	1
United Kingdom	—	9,524	—	9,524
United States	8,051	—	—	8,051

Total Common Stocks	8,051	22,085	—	30,136

Preferred Stocks
United States	—	76	—	76

Total Preferred Stocks	—	76	—	76

Debt Securities
Convertible Bonds
Cayman Islands	—	714	—	714
France	—	938	—	938
Netherlands	—	3,705	—	3,705
Singapore	—	834	—	834
Switzerland	—	459	—	459
United States	—	3,494	—	3,494

Total Convertible Bonds	—	10,144	—	10,144

Foreign Government Securities	—	27,240	—	27,240
Supranational	—	15,836	—	15,836
U.S. Treasury Obligations	—	12,133	—	12,133
Short-Term Investment
Investment Company	3,922	—	—	3,922

Total Investments in Securities	$11,973	$87,514	$—	$99,487

36	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

Strategic Preservation Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange	$—	$280	$—	$280
Futures Contracts	529	—	—	529

Total Appreciation in Other Financial Instruments	$529	$280	$—	$809

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange	$—	$(2,434)	$—	$(2,434)
Futures Contracts	(716)	—	—	(716)

Total Depreciation in Other Financial Instruments	$(716)	$(2,434)	$—	$(3,150)

(a)	Security has zero value.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Global Natural Resources Fund	Balance as of 11/30/10		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Settlements	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/11
Investments in Securities
Common Stocks —Australia	$—		$—	$(36)	$—	$133	$—	$—	$—	$—	$97
Common Stocks —Canada	—		—	(97)	—	251	—	—	—	—	154

Total	$—		$—	$(133)	$—	$384	$—	$—	$—	$—	$251

International Realty Fund	Balance as of 10/31/2010		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Settlements	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/2011
Investments in Securities
Common Stocks —Australia	$—	(a)	$—	$—	$—	$—	$—	$—	$—	$—	$—	(a)

Total	$—	(a)	$—	$—	$—	$—	$—	$—	$—	$—	$—	(a)

(a)	Security has zero value.
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, or out of Level 3 are valued using values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2011, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Global Natural Resources Fund	$(133)
International Realty Fund	—

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and Statements of Changes in Net Assets.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2011:

	Value		Percentage
Global Natural Resources Fund	$251		0.4%
International Realty Fund	—	(a)	—

(a)	Security has zero value.

C. Options — The Strategic Preservation Fund purchases and sells (“writes”) put and call options on various instruments including futures, securities and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statements of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subjects the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subjects the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

D. Futures Contracts — The Strategic Preservation Fund uses treasury, index and financial futures contracts to gain or reduce exposure to the stock and bond market, enhance returns, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the differences between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Strategic Preservation Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

38	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

E. Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. The Funds also buy forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation under the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

F. Summary of Derivative Information — The following tables present the value of derivatives held as of April 30, 2011, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Realty Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$413

Total		$413

Liabilities:
Foreign exchange contracts	Payables	$(339)

Total		$(339)

Strategic Preservation Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$529	$—
Foreign exchange contracts	Receivables	—	280

Total		$529	$280

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(319)	$—
Foreign exchange contracts	Payables	—	(2,434)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(397)	—

Total		$(716)	$(2,434)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2011, by primary risk exposure (amounts in thousands):

International Realty Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$183	$183

Total	$183	$183

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$175	$175

Total	$175	$175

Strategic Preservation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$206	$—	$206
Foreign exchange contracts	—	—	(2,397)	(2,397)
Equity contracts	93	(2,676)	—	(2,583)

Total	$93	$(2,470)	$(2,397)	$(4,774)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$354	$—	$354
Foreign exchange contracts	—	50	50
Equity contracts	361	—	361

Total	$715	$50	$765

The Funds’ derivatives contracts held at April 30, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

40	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

Derivatives Volume

The table below discloses the volume of the Funds’ derivatives activities during the six months ended April 30, 2011 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	International Realty Fund	Strategic Preservation Fund
Futures Contracts:
Average Notional Balance Long	$—	$23,234
Average Notional Balance Short	—	49,145
Ending Notional Balance Long	—	17,316
Ending Notional Balance Short	—	31,394

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	13,079	10,153
Average Settlement Value Sold	11,824	48,939
Ending Settlement Value Purchased	14,645	15,406
Ending Settlement Value Sold	14,884	60,680

Exchange-Traded Options:
Average Number of Contracts Purchased	—	50	*
Ending Number of Contracts Purchased	—	—

*	Average for the period November 1, 2010 through December 31, 2010.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

H. Offering and Organization Costs — Offering costs (Registration and filing fees) paid in connection with the offering of shares of the Global Natural Resources Fund are amortized on a straight line basis up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

J. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

N. Redemption Fees — Prior to May 2, 2011, generally, shares of the Global Natural Resources Fund and the International Realty Fund held for less than 60 days were subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital. Effective May 2, 2011, shares of the Global Natural Resources Fund and the International Realty Fund are no longer subject to a redemption fee regardless how long such shares are held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Global Natural Resources Fund	0.80%
International Realty Fund	0.90
Strategic Preservation Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2011, the annualized effective rate was 0.09% for each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Global Natural Resources Fund	0.25%	0.75%	0.50%
International Realty Fund	0.25	0.75	n/a
Strategic Preservation Fund	0.25	0.75	n/a

42	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Global Natural Resources Fund	$1		$—
International Realty Fund	1		—
Strategic Preservation Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Global Natural Resources Fund	0.25%	0.25%	0.25%	0.05%	0.25%
International Realty Fund	0.25	0.25	n/a	0.05	0.25
Strategic Preservation Fund	0.25	0.25	n/a	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Global Natural Resources Fund	1.30%	1.80%	1.55%	0.85%	1.05%
International Realty Fund	1.40	1.90	n/a	0.95	1.15
Strategic Preservation Fund	1.35	1.85	n/a	0.90	1.10

The contractual expense limitation agreements were in effect for the six months ended April 30, 2011. The expense limitation percentages in the table above are in place until at least February 29, 2012.

For the six months ended April 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Global Natural Resources Fund	$132	$11	$8	$151	$61
International Realty Fund	180	16	19	215	—
Strategic Preservation Fund	75	—	—	75	—
Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

The amounts of waivers resulting from investments in the money market funds for the six months ended April 30, 2011 was as follows (amounts in thousands):

International Realty Fund	$1
Strategic Preservation Fund	4

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2011, the International Realty Fund incurred $216 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Global Natural Resources Fund	$61,558	$679	$—	$—
International Realty Fund	31,357	19,000	—	—
Strategic Preservation Fund	41,380	58,916	—	9,299

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Natural Resources Fund	$61,874	$5,322	$1,828	$3,494
International Realty Fund	75,598	14,766	774	13,992
Strategic Preservation Fund	92,170	7,777	460	7,317

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

44	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2011, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Global Natural Resources Fund	74.8%	14.3%
International Realty Fund	n/a	59.1

In addition, the Advisor owns a significant portion of the outstanding shares of the Global Natural Resources Fund. Additionally, Strategic Preservation Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

As of April 30, 2010, the Strategic Preservation Fund invested approximately 27.8% of its total investments in the United States.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2011, substantially all of the International Realty Fund’s net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2011, the Global Natural Resources Fund invested approximately 31.5% and 22.2% of its total investments in issuers in Canada and the United Kingdom, respectively. The International Realty Fund invested approximately 26.2% of its total investments in issuers in Hong Kong.

As of April 30, 2011, the Global Natural Resources Fund invested approximately 70.1% and 28.4% of its total investments in the Metals & Mining and Oil, Gas & Consumable Fuels industries, respectively. The International Realty Fund invested approximately 49.3% and 30.3% of its total investments in the Real Estate Management & Development and Diversified industries, respectively. The Strategic Preservation Fund invested approximately 27.4% of its total investments in Foreign Governments.

Because the Global Natural Resources Fund invests a substantial portion of its assets in the natural resources sector, events that affect natural resources will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Fund.

The International Realty Fund invests primarily in shares of real estate securities. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

The Strategic Preservation Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	45

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2010, and continued to hold your shares at the end of the reporting period, April 30, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011	Annualized Expense Ratio
Global Natural Resources Fund
Class A
Actual*	$1,000.00	$1,127.30	$5.72	1.30%
Hypothetical**	1,000.00	1,018.35	6.51	1.30
Class C
Actual*	1,000.00	1,124.70	7.91	1.80
Hypothetical**	1,000.00	1,015.87	9.00	1.80
Class R2
Actual*	1,000.00	1,126.00	6.82	1.55
Hypothetical**	1,000.00	1,017.11	7.75	1.55
Class R5
Actual*	1,000.00	1,129.30	3.74	0.85
Hypothetical**	1,000.00	1,020.58	4.26	0.85
Select Class
Actual*	1,000.00	1,128.70	4.62	1.05
Hypothetical**	1,000.00	1,019.59	5.26	1.05

International Realty Fund
Class A
Actual**	1,000.00	1,059.20	7.15	1.40
Hypothetical**	1,000.00	1,017.85	7.00	1.40
Class C
Actual**	1,000.00	1,056.70	9.69	1.90
Hypothetical**	1,000.00	1,015.37	9.49	1.90
Class R5
Actual**	1,000.00	1,061.40	4.86	0.95
Hypothetical**	1,000.00	1,020.08	4.76	0.95
Select Class
Actual**	1,000.00	1,060.50	5.88	1.15
Hypothetical**	1,000.00	1,019.09	5.76	1.15

46	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011	Annualized Expense Ratio
Strategic Preservation Fund
Class A
Actual**	$1,000.00	$993.50	$6.62	1.34%
Hypothetical**	1,000.00	1,018.15	6.71	1.34
Class C
Actual**	1,000.00	991.40	9.09	1.84
Hypothetical**	1,000.00	1,015.67	9.20	1.84
Class R5
Actual**	1,000.00	996.10	4.40	0.89
Hypothetical**	1,000.00	1,020.38	4.46	0.89
Select Class
Actual**	1,000.00	995.40	5.39	1.09
Hypothetical**	1,000.00	1,019.39	5.46	1.09

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 151/365 (to reflect the actual period). The Class commenced operations on November 30, 2010.
**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering approvals of initial advisory agreements for new funds. At their August 2010 in person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the JPMorgan Global Natural Resources Fund (the “Fund”).

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with this approval item, as well as other relevant information furnished throughout the year. The Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisor.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Board considered that the Advisor does not currently intend to use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the

48	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2011

administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. With regard to the New Advisory Agreement, the Trustees found that, with the adoption of a voluntary fee waiver and contractual cap on total expenses, shareholders would benefit from expected economies of scale.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class by class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

APRIL 30, 2011	J.P. MORGAN SPECIALTY FUNDS	49

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011 All rights reserved. April 2011.	SAN-SPEC2-411

J.P. Morgan International

Equity Funds

Semi-Annual Report

April 30, 2011 (Unaudited)

JPMorgan International Opportunities Plus Fund

J.P. Morgan Funds

Semi-Annual Report

April 30, 2011

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds

CEO’s Letter (Unaudited)

May 18, 2011

Dear Shareholder:

Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.

In late summer of 2010, concerns over deflation and whether the economy might double-dip and head back into recession generated uncertainty about the sustainability of the recovery among investors. In response to these risks, the Federal Reserve (the “Fed”) implemented monetary stimulus in the form of a second round of quantitative easing (“QE2”).

Quote

“Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.”

Today, concerns about inflation and the risks associated with higher interest rates have replaced deflationary worries, and a host of geopolitical disruptions — such as the sovereign debt problems in Europe and higher oil prices triggered by tensions in the Middle East – are casting new uncertainties about the sustainability of economic growth.

Despite these headwinds, the U.S. equity markets have held up well. At the end of Q42010, for example, investors responded warmly to QE2 and a continued rebound in corporate profits by sending the Standard & Poor’s 500 Index (“S&P500”) on an impressive rally that produced the second year of double-digit returns. Although the markets suffered a setback following the devastating earthquake and tsunami in Japan during March, stocks recovered quickly as investors demonstrated their willingness to embrace riskier assets such as commodities, as well as small cap and international stocks.

Despite the potential impact of geopolitical risks and other crises on future growth, we are encouraged by some meaningful signs of economic health such as strong corporate earnings and reduced debt-service costs for consumers and corporations.

Investors respond to strong corporate profits

Strong corporate earnings and ongoing monetary and fiscal stimulus helped stocks get off to a strong start in 2011. As of the end of the six-month reporting period ended April 30th, 2011, the S&P500 Index had risen 16.4% to a level of 1,364.

Despite lingering concerns about Europe’s sovereign debt problems, international stocks held up relatively well as investors’ concerns temporarily abated due to successful Spanish, Portuguese and Italian bond issues in the first quarter of 2011. There was also optimism among some investors that Germany would adopt a more flexible stance on the Eurozone rescue fund. As of the end of the six-month reporting period ended April 30th, 2011, the MSCI EAFE Index (Europe, Australasia and the Far East) had risen 12.7%.

Emerging markets, on the other hand, experienced mixed performance. Although China, India, and Brazil have experienced robust economic growth, all three countries are now grappling with rising inflation concerns. The MSCI EM (Emerging Markets) Index returned 9.7% as of the end of the six-month reporting period ending April 30th, 2011.

U.S Treasury yields rise and high yield bonds gain

Improved economic expectations and a U.S. stock market rally have resulted in higher U.S. Treasury yields over the past six months. The yield on the 10-year U.S. Treasury bond rose from 2.6% to 3.3% as of the

1

end of the six-month reporting period ended April 30th, 2011, while yields on the 30-year U.S. Treasury bond climbed from 4.0% to 4.4%, and yields on the 2-year U.S. Treasury bond increased from 0.3% to 0.6% as of the end of the same period.

High yield continued to be the best performing area of the bond market, with the Barclays Capital High Yield Index returning 6.2%, the Barclays Capital U.S. Aggregate Bond Index returning 0.02%, and the Barclays Capital Emerging Markets Index returning 0.03%, during the six-month reporting period.

Protecting portfolios from higher inflation and rate risks

Although inflation still remains low in the U.S., there are signs that inflationary pressures may increase as the economic expansion continues. Additionally, the Fed is set to end its QE2 Treasury bond buying program at the end of June, and possibly begin to raise the federal funds rate by the end of this year. Thus, one of the questions we face: how should investors protect themselves against the risks of inflation and higher long-term rates?

An important message from the first quarter is to have both a balanced view of the world and a balanced portfolio to match. Given the uncertainty in the current environment, we believe the most reasonable approach is to stay balanced and diversified by investing in a variety of asset classes.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch CEO-Investment Management Americas J.P. Morgan Asset Management

2

JPMorgan International Opportunities Plus Fund

Fund Summary

Six Months Ended April 30, 2011 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	13.08%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia, and Far East (“EAFE”) Index	12.71%
Net Assets as of 4/30/2011 (In Thousands)	$6,026

INVESTMENT OBJECTIVE**

The Fund seeks to provide long-term capital appreciation. The Fund invests primarily in long and short positions of equity securities of companies from developed countries other than the U.S. The Fund invests also, to a limited extent, in emerging markets issuers.

	TOP TEN LONG EQUITY HOLDINGS OF THE PORTFOLIO (a)(b)
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.3%
2.	Siemens AG (Germany)	2.3
3.	Unilever N.V. CVA (Netherlands)	2.1
4.	Rio Tinto plc (United Kingdom)	1.9
5.	Schneider Electric S.A. (France)	1.8
6.	Bayer AG (Germany)	1.7
7.	Volkswagen AG (Germany)	1.7
8.	BG Group plc (United Kingdom)	1.6
9.	Sanofi-Aventis S.A. (France)	1.6
10.	Standard Chartered plc (United Kingdom)	1.5

	TOP TEN SHORT EQUITY HOLDINGS OF THE PORTFOLIO (a)(b)
1.	Gas Natural SDG S.A. (Spain)	0.5%
2.	Nexans S.A. (France)	0.5
3.	Verbund - Oesterreichische Elektrizitaetswirtschafts AG (Austria)	0.5
4.	Skanska AB, Class B (Sweden)	0.5
5.	Shizuoka Bank Ltd. (The) (Japan)	0.5
6.	Faurecia S.A. (France)	0.4
7.	Advantest Corp. (Japan)	0.4
8.	Telstra Corp., Ltd. (Australia)	0.4
9.	Baloise Holding AG (Switzerland)	0.4
10.	Konecranes OYJ (Finland)	0.4

PORTFOLIO COMPOSITION BY COUNTRY (a)(b)	Long	Short	Net
United Kingdom	25.1%	-2.4%	22.7%
Japan	22.5	-6.6	15.9
Germany	13.7	-0.3	13.4
France	12.7	-2.3	10.4
Netherlands	9.4	-0.4	9.0
Hong Kong	4.8	-0.4	4.4
Switzerland	4.7	-0.8	3.9
Italy	3.4	0.0	3.4
Ireland	2.5	0.0	2.5
China	2.5	-1.2	1.3
Norway	2.2	-0.3	1.9
Canada	2.0	0.0	2.0
Belgium	1.9	0.0	1.9
South Korea	1.1	0.0	1.1
Israel	1.0	0.0	1.0
Others (each less than 1.0%)	9.3	-4.1	5.2

	118.8	-18.8	100.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
(a)	Percentages indicated are based upon total investments plus the current value of the total net long and short positions within the Portfolio Swap as of April 30, 2011.
(b)	The Fund has entered into a Portfolio Swap, which provides exposure equivalent to a portfolio of long and short securities. The percentages calculated in the tables above include the current values of the long or short positions within the Portfolio Swap as of April 30, 2011, as applicable.

3

JPMorgan International Opportunities Plus Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	10/14/09
Without Sales Charge		12.91%	20.55%	12.59%
With Sales Charge**		7.01	14.20	8.72
CLASS C SHARES	10/14/09
Without CDSC		12.65	19.98	12.05
With CDSC***		11.65	18.98	12.05
SELECT CLASS SHARES	10/14/09	13.08	20.86	12.88

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

JPMorgan International Opportunities Plus Fund

The Fund commenced operations on October 14, 2009.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Opportunities Plus Fund, the MSCI EAFE Index and the Lipper Long/Short Equity Funds Index from October 14, 2009 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lipper Long/Short Equity Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Long/Short Equity Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
	Common Stocks — 96.8%
	Austria — 0.7%
663	Erste Group Bank AG (m)	33,473
949	Intercell AG (a) (m)	8,588

		42,061

	Belgium — 1.7%
826	KBC Groep N.V. (a) (m)	33,624
471	Solvay S.A. (m)	67,908

		101,532

	Canada — 2.0%
572	First Quantum Minerals Ltd. (m)	81,512
2,300	Kinross Gold Corp. (m)	36,464

		117,976

	China — 1.5%
120	China Construction Bank Corp., Class H (m)	113
14,000	China Merchants Bank Co., Ltd., Class H (m)	36,166
4,000	Hengan International Group Co., Ltd. (m)	31,264
6,000	ZTE Corp., Class H (m)	21,661

		89,204

	Denmark — 1.1%
565	Carlsberg A/S, Class B (m)	67,040

	Finland — 1.3%
3,638	Stora Enso OYJ, Class R (m)	43,861
1,616	UPM-Kymmene OYJ (m)	33,146

		77,007

	France — 10.8%
641	BNP Paribas (m)	50,674
509	Bouygues S.A. (m)	25,330
1,059	GDF Suez (m)	43,302
526	L’Oreal S.A. (m)	66,678
722	Pernod-Ricard S.A. (m)	72,522
364	PPR (m)	65,078
1,160	Sanofi-Aventis S.A. (m)	91,776
594	Schneider Electric S.A. (m)	104,944
796	Sodexo (m)	62,011
1,987	Suez Environnement Co. (m)	45,781
102	Unibail-Rodamco SE (m)	23,863

		651,959

	Germany — 10.9%
962	Adidas AG (m)	71,691
438	Allianz SE (m)	68,815
1,126	Bayer AG (m)	98,857
4,540	Commerzbank AG (a) (m)	28,890
688	Daimler AG (m)	53,173
1,585	Deutsche Telekom AG (m)	26,194
515	Hamburger Hafen und Logistik AG (m)	24,992
5,688	Infineon Technologies AG (m)	64,488
942	Lanxess AG (m)	86,187
913	Siemens AG (m)	132,804

		656,091

SHARES	SECURITY DESCRIPTION	VALUE($)
	Hong Kong — 4.4%
10,200	AIA Group Ltd. (a) (m)	34,399
20,000	China Overseas Land & Investment Ltd. (m)	38,591
16,000	China Resources Land Ltd. (m)	27,656
7,000	Hang Lung Properties Ltd. (m)	31,214
23,000	Huabao International Holdings Ltd. (m)	34,117
3,000	Hutchison Whampoa Ltd. (m)	34,310
4,000	Sun Hung Kai Properties Ltd. (m)	62,650

		262,937

	India — 0.4%
377	Infosys Technologies Ltd., ADR (m)	24,573

	Indonesia — 0.9%
4,500	Gudang Garam Tbk PT (m)	21,376
66,000	Perusahaan Gas Negara PT (m)	30,910

		52,286

	Ireland — 2.1%
4,189	Experian plc (m)	56,529
758	Paddy Power plc (m)	37,037
1,147	Shire plc (m)	35,594

		129,160

	Israel — 0.9%
1,231	Teva Pharmaceutical Industries Ltd., ADR (m)	56,294

	Italy — 1.7%
9,809	Snam Rete Gas S.p.A. (m)	61,013
15,495	UniCredit S.p.A. (m)	39,904

		100,917

	Japan — 18.9%
700	Astellas Pharma, Inc. (m)	26,735
1,600	Bridgestone Corp. (m)	35,338
4,600	Citizen Holdings Co., Ltd. (m)	27,854
26	Dai-ichi Life Insurance Co., Ltd. (The) (m)	42,946
800	Daikin Industries Ltd. (m)	25,482
3,000	Daiwa House Industry Co., Ltd. (m)	36,349
700	East Japan Railway Co. (m)	38,906
1,900	FUJIFILM Holdings Corp. (m)	59,067
7,000	Fujitsu Ltd. (m)	40,108
13	Japan Tobacco, Inc. (m)	50,522
1,000	JFE Holdings, Inc. (m)	27,372
1,000	JGC Corp. (m)	25,036
900	JS Group Corp. (m)	21,692
9,200	JX Holdings, Inc. (m)	64,793
7	KDDI Corp. (m)	46,733
6,000	Marubeni Corp. (m)	43,834
5,000	Mitsubishi Electric Corp. (m)	55,666
12,000	Mitsubishi Heavy Industries Ltd. (m)	57,340
3,500	Mitsui & Co., Ltd. (m)	62,283
11,000	Nippon Sheet Glass Co., Ltd. (m)	32,391
7,400	Nissan Motor Co., Ltd. (m)	71,199
2,000	Onward Holdings Co., Ltd. (m)	14,899
260	ORIX Corp. (m)	25,544
400	Otsuka Corp. (m)	25,123
1,200	Otsuka Holdings Co., Ltd. (m)	32,132

SEE NOTES TO FINANCIAL STATEMENTS.

6

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
	Japan — Continued
1,600	Sumitomo Mitsui Financial Group, Inc. (m)	49,699
1,100	Sundrug Co., Ltd. (m)	31,112
4,000	Tokyo Gas Co., Ltd. (m)	17,846
5,000	Toshiba Corp. (m)	26,625
3,000	TOTO Ltd. (m)	23,556

		1,138,182

	Mexico — 0.4%
4,801	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	23,981

	Netherlands — 7.5%
633	ASML Holding N.V. (m)	26,385
1,894	ING Groep N.V. CVA (a) (m)	24,952
3,412	Koninklijke KPN N.V. (m)	54,150
1,129	Koninklijke Philips Electronics N.V. (m)	33,438
4,980	Royal Dutch Shell plc, Class A (m)	192,374
3,717	Unilever N.V. CVA (m)	122,366

		453,665

	Norway — 2.1%
1,024	Algeta ASA (a) (m)	29,637
4,147	DnB NOR ASA (m)	67,433
1,912	Petroleum Geo-Services ASA (a) (m)	30,248

		127,318

	Singapore — 0.9%
30,000	Genting Singapore plc (a) (m)	53,283

	South Korea — 1.0%
75	Samsung Electronics Co., Ltd. (m)	62,646

	Spain — 1.4%
4,543	Banco Bilbao Vizcaya Argentaria S.A. (m)	58,194
918	Telefonica S.A. (m)	24,662

		82,856

	Sweden — 0.9%
3,683	Telefonaktiebolaget LM Ericsson, Class B (m)	55,884

	Switzerland — 2.8%
763	Cie Financiere Richemont S.A., Class A (m)	49,350
621	Credit Suisse Group AG (m)	28,266
1,050	Novartis AG (m)	62,265
109	Zurich Financial Services AG (a) (m)	30,649

		170,530

	Taiwan — 0.9%
7,056	Hon Hai Precision Industry Co., Ltd., GDR (m)	54,026

	United Arab Emirates — 0.3%
2,876	Lamprell plc (m)	17,857

	United Kingdom — 19.3%
12,418	Aegis Group plc (m)	29,098
17,095	Barclays plc (m)	81,270

SHARES	SECURITY DESCRIPTION	VALUE($)
	United Kingdom — Continued
3,684	BG Group plc (m)	94,869
8,193	BP plc (m)	62,982
968	British American Tobacco plc (m)	42,299
4,196	Cairn Energy plc (a) (m)	31,746
15,662	Centrica plc (m)	84,111
3,243	Cookson Group plc (a) (m)	38,907
2,283	GlaxoSmithKline plc (m)	49,872
1,006	Hikma Pharmaceuticals plc (m)	13,220
930	Intercontinental Hotels Group plc (m)	20,416
4,935	International Power plc (m)	27,314
47,422	Lloyds Banking Group plc (a) (m)	47,083
10,660	Man Group plc (m)	44,611
6,833	Premier Farnell plc (m)	32,586
4,692	Prudential plc (m)	60,702
1,255	Reckitt Benckiser Group plc (m)	69,837
4,973	Resolution Ltd. (m)	25,184
1,575	Rio Tinto plc (m)	114,920
3,379	Salamander Energy plc (a) (m)	17,056
3,260	Standard Chartered plc (m)	90,602
29,083	Vodafone Group plc (m)	84,073

		1,162,758

	Total Common Stocks (Cost $5,062,458)	5,832,023

	Preferred Stock — 1.6%
	Germany — 1.6%
502	Volkswagen AG (a) (m) (Cost $46,488)	98,803

	Total Investments — 98.4% (Cost $5,108,946)	5,930,826
	Other Assets in Excess of Liabilities — 1.6%	95,646

	NET ASSETS — 100.0%	$6,026,472

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

Industry	Percentage
Commercial Banks	10.8%
Pharmaceuticals	7 .9
Oil, Gas & Consumable Fuels	7 .8
Insurance	4 .4
Metals & Mining	4 .4
Industrial Conglomerates	4 .0
Automobiles	3 .8
Real Estate Management & Development	3 .3
Chemicals	3 .2
Electronic Equipment, Instruments & Components	2 .9
Hotels, Restaurants & Leisure	2 .9
Multi-Utilities	2 .9
Electrical Equipment	2 .7
Semiconductors & Semiconductor Equipment	2 .6
Beverages	2 .4
Textiles, Apparel & Luxury Goods	2 .3
Wireless Telecommunication Services	2 .2
Food Products	2 .1
Tobacco	1 .9
Gas Utilities	1 .9
Trading Companies & Distributors	1 .8
Diversified Telecommunication Services	1 .8
Building Products	1 .7
Personal Products	1 .7
Paper & Forest Products	1 .3
Communications Equipment	1 .3
Capital Markets	1 .2
Household Products	1 .2
Computers & Peripherals	1 .1
Multiline Retail	1 .1
Machinery	1 .0
Professional Services	1 .0
Others (each less than 1.0%)	7 .4

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	Dow Jones Euro STOXX 50 Index	06/17/11	$87,299	$3,007

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
21,659	AUD
15,620	for EUR	Barclays Bank plc	07/08/11	$23,093	#	$23,535	#	$442
2,577,419	JPY
19,042	for GBP	Barclays Bank plc	07/08/11	31,779	#	31,785	#	6
1,282,908	JPY
120,000	for HKD	Barclays Bank plc	07/08/11	15,458	#	15,821	#	363
10,000	EUR
111,914	for HKD	Barclays Bank plc	07/08/11	14,416	#	14,784	#	368
10,000	GBP
126,749	for HKD	Barclays Bank plc	07/08/11	16,327	#	16,689	#	362
522,146	AUD	Citibank, N.A.	07/08/11	532,098		567,364		35,266
282,682	CHF	Citibank, N.A.	07/08/11	305,332		326,921		21,589
31,050	EUR	Barclays Bank plc	07/08/11	44,281		45,904		1,623
10,115	EUR	TD Bank Financial Group	07/08/11	14,430		14,954		524
19,188	GBP	Morgan Stanley	07/08/11	31,327		32,023		696
8,945	GBP	Westpac Banking Corp.	07/08/11	14,566		14,928		362
2,547,249	JPY	Deutsche Bank AG	07/08/11	31,097		31,413		316
4,217,760	JPY	Morgan Stanley	07/08/11	49,484		52,015		2,531
1,339,410	SEK	Royal Bank of Scotland	07/08/11	209,787		220,849		11,062
15,866	SGD	Royal Bank of Scotland	07/08/11	12,589		12,962		373
39,234	SGD	Westpac Banking Corp.	07/08/11	31,145		32,053		908

				$1,377,209		$1,454,000		$76,791

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 04/30/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
86,945	CAD	Citibank, N.A.	07/08/11	$89,848		$91,747		$(1,899)
52,065	CHF	Morgan Stanley	07/08/11	56,998		60,214		(3,216)
184,569	DKK	Royal Bank of Scotland	07/08/11	36,116		36,602		(486)
13,902	EUR	Morgan Stanley	07/08/11	20,016		20,552		(536)
14,799	EUR	Royal Bank of Canada	07/08/11	20,918		21,879		(961)
294,979	EUR	Royal Bank of Scotland	07/08/11	416,766		436,094		(19,328)
10,211	EUR	Westpac Banking Corp.	07/08/11	14,910		15,096		(186)
229,250	GBP	Royal Bank of Scotland	07/08/11	371,477		382,598		(11,121)
1,013,552	HKD	Deutsche Bank AG	07/08/11	130,379		130,560		(181)
2,895,392	JPY	Royal Bank of Scotland	07/08/11	34,249		35,706		(1,457)
353,382	NOK	Royal Bank of Scotland	07/08/11	63,859		67,078		(3,219)
219,171	SEK	Westpac Banking Corp.	07/08/11	35,636		36,138		(502)

				$1,291,172		$1,334,264		$(43,092)

SEE NOTES TO FINANCIAL STATEMENTS.

9

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/11 of the currency being sold, and the value at 04/30/11 is the U.S. Dollar market value of the currency being purchased.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CVA	—	Dutch Certification
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
SEK	—	Swedish Krona
SGD	—	Singapore Dollar

(a)	Non-income producing security.
(m)	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. are $5,708,003 and 96.2%, respectively.

Portfolio Swap* Outstanding at April 30, 2011

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE ($)
UBS	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	12/31/15	45,185

Total			$45,185

*	See the accompanying “Additional Information – Portfolio Swap” for further details.

SEE NOTES TO FINANCIAL STATEMENTS.

10

JPMorgan International Opportunities Plus Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAP

AS OF APRIL 30, 2011 (Unaudited)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)(a)	CURRENT VALUE($)(b)	VALUE($)(c)
Long Positions
Belgium — 0.2%
KBC Groep N.V. (e)	13,657	12,025	(1,632)

China — 1.0%
China Construction Bank Corp., Class H	27,232	28,353	1,121
China Merchants Bank Co., Ltd., Class H	15,550	15,452	(98)
Ping An Insurance Group Co. of China Ltd., Class H	14,664	16,311	1,647

	57,446	60,116	2,670

France — 1.7%
BNP Paribas	41,564	42,260	696
Cap Gemini S.A.	25,366	28,482	3,116
Sanofi-Aventis S.A.	14,493	15,423	930
Sodexo	12,605	14,182	1,577

	94,028	100,347	6,319

Germany — 0.9%
Bayer AG	16,837	18,636	1,799
Daimler AG	14,542	16,002	1,460
Gerresheimer AG	17,138	19,679	2,541

	48,517	54,317	5,800

Hong Kong — 0.4%
Belle International Holdings Ltd.	23,706	23,424	(282)

Ireland — 0.3%
Experian plc	3,878	4,311	433
Shire plc	12,900	16,223	3,323

	16,778	20,534	3,756

Italy — 1.7%
Enel S.p.A	73,013	84,943	11,930
Snam Rete Gas S.p.A.	13,537	14,606	1,069

	86,550	99,549	12,999

Japan — 3.1%
Dentsu, Inc.	46,511	37,073	(9,438)
Fujitsu Ltd.	12,122	11,367	(755)
Japan Real Estate Investment Corp.	31,076	29,699	(1,377)
Japan Retail Fund Investment Corp.	23,775	20,979	(2,796)
Japan Tobacco, Inc.	12,343	15,484	3,141
JFE Holdings Inc.	34,014	29,915	(4,099)
Mitsubishi Electric Corp.	9,308	10,984	1,676
Mitsui & Co., Ltd.	14,036	15,889	1,853
Nippon Sheet Glass Co., Ltd.	13,092	17,605	4,513

	196,277	188,995	(7,282)

Netherlands — 1.7%
ING Groep N.V. CVA (e)	56,211	65,226	9,015
Koninklijke KPN N.V.	15,463	13,808	(1,655)
Koninklijke Philips Electronics N.V.	9,141	8,421	(720)
Royal Dutch Shell plc, Class A	15,016	16,803	1,787

	95,831	104,258	8,427

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)(a)	CURRENT VALUE($)(b)	VALUE($)(c)
Switzerland — 1.8%
Credit Suisse Group AG	48,169	46,581	(1,588)
Kuehne & Nagel International AG	42,110	45,854	3,744
Zurich Financial Services AG (e)	16,153	16,293	140

	106,432	108,728	2,296

United Kingdom — 5.4%
British American Tobacco plc	69,729	76,497	6,768
GlaxoSmithKline plc	30,796	32,928	2,132
Intercontinental Hotels Group plc	54,153	58,819	4,666
Lloyds Banking Group plc (e)	16,490	14,172	(2,318)
Man Group plc	6,373	6,102	(271)
Premier Farnell plc	24,256	25,432	1,176
Tullow Oil plc	38,369	43,157	4,788
Vodafone Group plc	66,148	66,278	130

	306,314	323,385	17,071

Total Long Positions of Portfolio Swap	1,045,536	1,095,678	50,142

Short Positions
Australia — 0.8%
Telstra Corp. Ltd.	23,997	25,218	(1,221)
Woolworths Ltd.	24,860	23,246	1,614

	48,857	48,464	393

Austria — 0.5%
Verbund - Oesterreichische Elektrizitaets- wirtschafts AG	26,954	29,207	(2,253)

China — 1.2%
China Dongxiang Group Co., Ltd.	23,743	24,426	(683)
China Life Insurance Co., Ltd., Class H	22,534	21,323	1,211
China Telecom Corp., Ltd., Class H	16,282	14,998	1,284
Li Ning Co., Ltd.	14,582	11,132	3,450

	77,141	71,879	5,262

Denmark — 0.4%
William Demant Holding A/S (e)	21,237	24,052	(2,815)

Finland — 1.0%
Konecranes OYJ	23,590	24,960	(1,370)
Ramirent OYJ	9,946	14,138	(4,192)
Tieto OYJ	24,610	22,626	1,984

	58,146	61,724	(3,578)

SEE NOTES TO FINANCIAL STATEMENTS.

11

JPMorgan International Opportunities Plus Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAP

AS OF APRIL 30, 2011 (Unaudited) (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)(a)	CURRENT VALUE($)(b)	VALUE($)(c)
France — 2.3%
Cie Generale d’Optique Essilor International S.A.	16,700	19,673	(2,973)
Faurecia S.A. (e)	23,592	25,823	(2,231)
Lagardere SCA	24,118	22,042	2,076
Nexans S.A.	24,871	29,571	(4,700)
Renault S.A. (e)	18,946	17,062	1,884
Technip S.A.	20,677	23,463	(2,786)

	128,904	137,634	(8,730)

Germany — 0.3%
Deutsche Bank AG	15,767	17,636	(1,869)

Hong Kong — 0.4%
China Mobile Ltd.	25,176	22,984	2,192

Japan — 6.5%
Advantest Corp.	27,628	25,594	2,034
Casio Computer Co., Ltd.	23,835	23,744	91
Daihatsu Motor Co., Ltd.	15,529	16,039	(510)
Daiichi Sankyo Co., Ltd.	24,926	23,448	1,478
Dainippon Sumitomo Pharma Co., Ltd.	22,368	21,947	421
Daiwa Securities Group Inc.	19,344	17,161	2,183
Global One Real Estate Investment Corp.	18,635	17,827	808
Hirose Electric Co., Ltd.	19,972	20,711	(739)
Ito En Ltd.	22,638	22,934	(296)
Kintetsu Corp.	20,878	20,970	(92)
Konica Minolta Holdings Inc.	22,554	17,531	5,023
Kurita Water Industries Ltd.	18,053	20,366	(2,313)
Mitsubishi Motors Corp. (e)	21,055	21,969	(914)
Renesas Electronics Corp. (e)	8,204	9,493	(1,289)
Shizuoka Bank Ltd. (The)	25,519	27,221	(1,702)
Sumitomo Forestry Co., Ltd.	21,568	21,728	(160)
Takeda Pharmaceutical Co., Ltd.	23,379	24,163	(784)
Toho Gas Co., Ltd.	19,719	18,640	1,079
Toyo Seikan Kaisha Ltd.	18,207	18,565	(358)

	394,011	390,051	3,960

Netherlands — 0.4%
Eurocommercial Properties N.V.	24,135	24,722	(587)

Norway — 0.3%
Renewable Energy Corp. ASA (e)	18,112	17,674	438

Spain — 0.8%
Gas Natural SDG S.A.	22,554	29,871	(7,317)
Viscofan S.A.	17,367	19,887	(2,520)

	39,921	49,758	(9,837)

Sweden — 0.4%
Skanska AB, Class B	27,242	27,668	(426)

Switzerland — 0.8%
Baloise Holding AG (e)	24,042	24,991	(949)
Panalpina Welttransport Holding AG (e)	23,766	24,617	(851)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)(a)	CURRENT VALUE($)(b)	VALUE($)(c)
Switzerland — Continued

	47,808	49,608	(1,800)

United Kingdom — 2.4%
Amlin plc	12,012	13,175	(1,163)
Autonomy Corp. plc (e)	15,570	18,260	(2,690)
Betfair Group plc (e)	17,620	17,504	116
Firstgroup plc	26,361	24,244	2,117
Land Securities Group plc	—	39	(39)
PZ Cussons plc	22,028	22,247	(219)
Serco Group plc	22,723	23,171	(448)
Thomas Cook Group plc	23,019	24,023	(1,004)

	139,333	142,663	(3,330)

Total Short Positions	$1,092,744	1,115,724	(22,980)

Total of Long and Short
Positions of Portfolio Swap	(47,208)	(20,046)	27,162

Cash and Other Receivables (d)			18,069
Financing Costs			(980)
Net Dividends			934

Net Swap Contract, at value			$45,185

Percentages indicated are based on net assets.

NOTES TO ADDITIONAL INFORMATION – PORTFOLIO SWAP :

CVA	- Dutch Certification
(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Current value represents market value of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(c)	Value represents the unrealized gain (loss) of the positions.
(d)	Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.
(e)	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited)

International Opportunities Plus Fund
ASSETS:
Investments in non-affiliates, at value	$5,930,826
Cash	27,019
Foreign currency, at value	25,742
Deposits at broker for futures	13,000
Receivables:
Investment securities sold	32,109
Interest and dividends	35,325
Tax reclaims	2,138
Variation margin on futures contracts	1,748
Unrealized appreciation on forward foreign currency exchange contracts	76,791
Net swap contract, at value	45,185
Due from Advisor	8,033

Total Assets	6,197,916

LIABILITIES:
Payables:
Investment securities purchased	34,534
Unrealized depreciation on forward foreign currency exchange contracts	43,092
Accrued liabilities:
Distribution fees	47
Custodian and accounting fees	20,241
Trustees’ and Chief Compliance Officer’s fees	19
Audit fees	59,826
Printing & Postage fees	8,881
Other	4,804

Total Liabilities	171,444

Net Assets	$6,026,472

SEE NOTES TO FINANCIAL STATEMENTS.

13

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited)

International Opportunities Plus Fund
NET ASSETS:
Paid in capital	$5,145,186
Accumulated undistributed net investment income	51,126
Accumulated net realized gains (losses)	(75,130)
Net unrealized appreciation (depreciation)	905,290

Total Net Assets	$6,026,472

NET ASSETS:
Class A	$60,042
Class C	59,581
Select Class	5,906,849

Total	$6,026,472

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,426
Class C	3,411
Select Class	336,557
Net asset value:
Class A - Redemption price per share	$17.52
Class C - Offering price per share (a)	17.47
Select Class - Offering and redemption price per share	17.55
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.49

Cost of investments in non-affiliates	$5,108,946
Cost of foreign currency	25,100

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

International Opportunities Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$34
Dividend income from non-affiliates	88,443
Foreign taxes withheld	(6,696)

Total investment income	81,781

EXPENSES:
Investment advisory fees	31,892
Administration fees	2,481
Distribution fees:
Class A	69
Class C	206
Shareholder servicing fees:
Class A	69
Class C	69
Select Class	6,795
Custodian and accounting fees	21,881
Interest expense to affiliates	85
Professional fees	48,736
Trustees’ and Chief Compliance Officer’s fees	30
Printing and mailing costs	2,454
Registration and filing fees	3,405
Transfer agent fees	1,845
Other	2,102

Total expenses	122,119

Less amounts waived	(41,306)
Less expense reimbursements	(45,788)

Net expenses	35,025

Net investment income (loss)	46,756

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	88,770
Futures	543
Foreign currency transactions	36,282

Net realized gain (loss)	125,595

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	449,035
Futures	3,007
Foreign currency translations	41,194
Swaps	28,958

Change in net unrealized appreciation (depreciation)	522,194

Net realized/unrealized gains (losses)	647,789

Change in net assets resulting from operations	$694,545

SEE NOTES TO FINANCIAL STATEMENTS.

15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	International Opportunities Plus Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$46,756	$67,239
Net realized gain (loss)	125,595	(106,247)
Change in net unrealized appreciation (depreciation)	522,194	653,129

Change in net assets resulting from operations	694,545	614,121

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,472)	—
Class C
From net investment income	(1,226)	—
Select Class
From net investment income	(156,362)	—

Total distributions to shareholders	(159,060)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	159,060	—

NET ASSETS:
Change in net assets	694,545	614,121
Beginning of period	5,331,927	4,717,806

End of period	$6,026,472	$5,331,927

Accumulated undistributed net investment income	$51,126	$163,430

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	International Opportunities Plus Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Dividends and distributions reinvested	1,472	—

Change in net assets from Class A capital transactions	$1,472	$—

Class C
Dividends and distributions reinvested	1,226	—

Change in net assets from Class C capital transactions	$1,226	$—

Select Class
Dividends and distributions reinvested	156,362	—

Change in net assets from Select Class capital transactions	$156,362	$—

Total change in net assets from capital transactions	$159,060	$—

SHARE TRANSACTIONS:
Class A
Reinvested	93	—

Change in Class A Shares	93	—

Class C
Reinvested	78	—

Change in Class C Shares	78	—

Select Class
Reinvested	9,890	—

Change in Select Class Shares	9,890	—

SEE NOTES TO FINANCIAL STATEMENTS.

17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance							Ratios/Supplemental data
		Investment operations				Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
International Opportunities Plus Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$15.96	$0.12	(e)	$1.88	$2.00	$(0.44)	$17.52	12.84%	$60,042	1.50%	1.44%	4.64%		38%
Year Ended October 31, 2010	14.15	0.17		1.64	1.81	—	15.96	12.79	53,186	1.50	1.14	5.71		65
October 14, 2009 (f) through October 31, 2009	15.00	(0.01)		(0.84)	(0.85)	—	14.15	(5.67)	47,173	1.50	(1.20)	52.29	(g)	11
Class C
Six Months Ended April 30, 2011 (Unaudited)	15.87	0.08	(e)	1.89	1.97	(0.37)	17.47	12.65	59,581	2.00	0 .94	5.14		38
Year Ended October 31, 2010	14.15	0.09		1.63	1.72	—	15.87	12.16	52,908	2.00	0 .64	6.22		65
October 14, 2009 (f) through October 31, 2009	15.00	(0.01)		(0.84)	(0.85)	—	14.15	(5.67)	47,162	2.00	(1.67)	52.80	(g)	11
Select Class
Six Months Ended April 30, 2011 (Unaudited)	16.00	0.14	(e)	1.89	2.03	(0.48)	17.55	13.01	5,906,849	1.25	1 .70	4.39		38
Year Ended October 31, 2010	14.15	0.20		1.65	1.85	—	16.00	13.07	5,225,833	1.25	1 .39	5.46		65
October 14, 2009 (f) through October 31, 2009	15.00	(0.01)		(0.84)	(0.85)	—	14.15	(5.67)	4,623,471	1.25	(0.96)	52.05	(g)	11

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of operations.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

18

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited)

1. Organization

JPMorgan Trust I ( the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Opportunities Plus Fund	Class A, Class C and Select Class	Diversified

The Fund commenced operations on October 14, 2009. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments – Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

See Note 2.C. for further detail on portfolio swap valuation.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis

19

except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Austria	$—	$42,061	$—	$42,061
Belgium	—	101,532	—	101,532
Canada	117,976	—	—	117,976
China	—	89,204	—	89,204
Denmark	—	67,040	—	67,040
Finland	—	77,007	—	77,007
France	—	651,959	—	651,959
Germany	—	656,091	—	656,091
Hong Kong	—	262,937	—	262,937
India	24,573	—	—	24,573
Indonesia	—	52,286	—	52,286
Ireland	—	129,160	—	129,160
Israel	—	56,294	—	56,294
Italy	—	100,917	—	100,917
Japan	—	1,138,182	—	1,138,182
Mexico	23,981	—	—	23,981
Netherlands	—	453,665	—	453,665
Norway	—	127,318	—	127,318
Singapore	—	53,283	—	53,283
South Korea	—	62,646	—	62,646
Spain	—	82,856	—	82,856
Sweden	—	55,884	—	55,884
Switzerland	—	170,530	—	170,530
Taiwan	—	54,026	—	54,026

20

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Common Stocks (continued)
United Arab Emirates	$—	$17,857	$—	$17,857
United Kingdom	—	1,162,758	—	1,162,758

Total Common Stocks	166,530	5,665,493	—	5,832,023

Preferred Stocks
Germany	—	98,803	—	98,803

Total Preferred Stocks	—	98,803	—	98,803

Total Investments in Securities	$166,530	$5,764,296	$—	$5,930,826

Appreciation in Other Financial Instruments
Futures Contracts	$3,007	$—	$—	$3,007
Forward Foreign Currency	—	76,791	—	76 791
Exchange Contracts Swap	—	45,185	—	45,185

Total Appreciation in Other Financial Instruments	$3,007	$121,976	$—	$124,983

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(43,092)	$—	$(43,092)

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2011.

B. Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C. Portfolio Swap – The Fund entered into a portfolio swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Advisor has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/depreciation, corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These costs/credits are based on defined

21

market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset on at least an annual basis and financing costs are reset monthly. During a reset, any unrealized gains/losses on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Advisor and counterparty, over the life of the agreement, and is generally determined based on internal limits and thresholds established at both the Fund and counterparty.

The swap involves greater risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for the swap contract which may limit the ability of the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. The Fund’s activities in the portfolio swap are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the Statement of Assets and Liabilities).

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value is reflected in the Statement of Assets and Liabilities, as Net swap contract, at value. Changes in the value of the swap are recognized as changes in unrealized appreciation or depreciation on the Statement of Operations.

Cash settlements between the Fund and counterparty are recognized as realized gains or losses on the Statement of Operations.

D. Futures Contracts – The Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

E. Forward Foreign Currency Exchange Contracts – The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

22

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

F. Summary of Derivative Information – The following table presents the value of derivatives held as of April 30, 2011, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts	Futures Contracts (a)	Swap
Foreign exchange contracts	Receivables	$76,791	$—	$—
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	—	3,007	45,185

Total		$76,791	$3,007	$45,185

Liabilities:
Foreign exchange contracts	Payables	$(43,092)	$—	$—

Total		$(43,092)	$—	$—

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2011, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Foreign exchange contracts	$35,242	$—	$35,242
Equity contracts	—	543	543

Total	$35,242	$543	$35,785

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Futures Contracts	Swap	Total
Foreign exchange contracts	$40,198	$—	$—	$40,198
Equity contracts	—	3,007	28,958	31,965

Total	$40,198	$3,007	$28,958	$72,163

The Fund’s derivatives contracts held at April 30, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume

The table below discloses the volume of Fund’s derivatives activities during the six months ended April 30, 2011. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

International Opportunities Plus Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$1,474,900
Average Settlement Value Sold	1,274,524
Ending Settlement Value Purchased	1,377,209
Ending Settlement Value Sold	1,291,172

23

	International Opportunities Plus Fund
Futures Contracts:
Average Notional Balance Long	$87,299	(a)
Ending Notional Balance Long	87,299
Portfolio Swap
Average Notional Balance Long	956,505
Average Notional Balance Short	1,044,984
Ending Notional Balance Long	1,045,536
Ending Notional Balance Short	1,092,744

(a)	For the period ended April 1, 2011 through April 30, 2011.

G. Security Transactions and Investment Income – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses – In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes – The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes – The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

24

L. Redemption Fees – Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital. Effective May 2, 2011, shares of the Fund will no longer be subject to a redemption fee regardless of how long such shares are held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee – Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.15% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee – Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2011, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees – Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2011, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees – The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the Fund’s average daily net assets of each class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

25

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees – JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements – The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.50%	2.00%	1.25%

The contractual expense limitation agreements were in effect for the six months ended April 30, 2011. The expense limitation percentages in the table above are in place until at least February 29, 2012.

For the six months ended April 30, 2011, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$31,892	$2,481	$6,933	$41,306	$45,788

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

For the six months ended April 30, 2011, the Fund did not invest in any money market funds.

G. Other – Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

26

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2011, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2011, incurred $8 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$2,146,115	$2,152,307

During the six months ended April 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$5,108,946	$940,311	$118,431	$821,880

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2011, or at any time during the year then ended.

27

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor. Once the Fund’s shares are sold to the public, the Fund’s investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2011, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with a dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived against the Fund. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (e.g. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

28

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2010, and continued to hold your shares at the end of the reporting period, April 30, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011*	Annualized Expense Ratio
International Opportunities Plus Fund
Class A
Actual	$1,000.00	$1,128.40	$7.92	1.50%
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class C
Actual	1,000.00	1,126.50	10.55	2.00
Hypothetical	1,000.00	1,014.88	9.99	2.00
Select Class
Actual	1,000.00	1,130.10	6.60	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

29

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Specialty

Funds

Semi-Annual Report

April 30, 2011 (Unaudited)

JPMorgan Growth Long/Short Fund

JPMorgan Multi-Cap Long/Short Fund

J.P. Morgan Funds

Semi-Annual Report

April 30, 2011

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan Funds

CEO’s Letter (Unaudited)

May 18, 2011

Dear Shareholder:

Last fall, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.

In late summer of 2010, concerns over deflation and whether the economy might double-dip and head back into recession generated uncertainty about the sustainability of the recovery among investors. In response to these risks, the Federal Reserve (the “Fed”) implemented monetary stimulus in the form of a second round of quantitative easing (“QE2”).

Today, concerns about inflation and the risks associated with higher interest rates have replaced deflationary worries, and a host of geopolitical disruptions — such as the sovereign debt problems in Europe and higher oil prices triggered by tensions in the Middle East – are casting new uncertainties about the sustainability of economic growth.

Quote

“Last fall, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.”

Despite these headwinds, the U.S. equity markets have held up well. At the end of Q42010, for example, investors responded warmly to QE2 and a continued rebound in corporate profits by sending the Standard & Poor’s 500 Index (“S&P500”) on an impressive rally that produced the second year of double-digit returns. Although the markets suffered a setback following the devastating earthquake and tsunami in Japan during March, stocks recovered quickly as investors demonstrated their willingness to embrace riskier assets such as commodities, as well as small cap and international stocks.

Despite the potential impact of geopolitical risks and other crises on future growth, we are encouraged by some meaningful signs of economic health such as strong corporate earnings and reduced debt-service costs for consumers and corporations.

Investors respond to strong corporate profits

Strong corporate earnings and ongoing monetary and fiscal stimulus helped stocks get off to a strong start in 2011. As of the end of the five-month reporting period ended April 30th, 2011, the S&P500 Index had risen 16.3% to a level of 1,364.

U.S. Treasury yields rise and high yield bonds gain

Improved economic expectations and a U.S. stock market rally have resulted in higher U.S. Treasury yields over the past five months. The yield on the 10-year U.S. Treasury bond rose from 2.8% to 3.3% as of the end of the five-month reporting period ended April 30th, 2011, while yields on the 30-year U.S. Treasury bond climbed from 4.1% to 4.4%, and yields on the 2-year U.S. Treasury bond increased from 0.5% to 0.6% as of the end of the same period.

High yield continued to be the best performing area of the bond market, with the Barclays Capital High Yield Index returning 7.4%, the Barclays Capital U.S. Aggregate Bond Index returning 0.60%, and the Barclays Capital Emerging Markets Index returning 2.4%, during the reporting period.

Protecting portfolios from higher inflation and rate risks

Although inflation still remains low in the U.S., there are signs that inflationary pressures may increase as the economic expansion continues. Additionally, the Fed is set to end its QE2 Treasury bond buying program at the end of June, and possibly begin to raise the federal funds rate by the end of this year. Thus, one of the questions we face: how should investors protect themselves against the risks of inflation and higher long-term rates?

1

An important message from the first quarter is to have both a balanced view of the world and a balanced portfolio to match. Given the uncertainty in the current environment, we believe the most reasonable approach is to stay balanced and diversified by investing in a variety of asset classes.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

2

JPMorgan Growth Long/Short Fund

FUND SUMMARY

FOR THE PERIOD NOVEMBER 30, 2010 (FUND INCEPTION DATE) THROUGH APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.53%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (Primary Benchmark)	0.09%
Net Assets as of 4/30/2011 (In Thousands)	$5,178

Investment objective and strategies	The Fund seeks to provide long-term capital appreciation**. The Fund invests in a focused portfolio of large cap growth securities. The Fund will take short and long positions in ETFs and index futures to decrease equity market/sector exposures.

	TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple Inc.	9.8%
2.	Amazon.com, Inc.	5.5
3.	Express Scripts, Inc.	5.1
4.	Cognizant Technology Solutions	4.3
5.	National Oilwell Varco, Inc.	4.3
6.	Union Pacific Corp.	4.2
7.	Cummins, Inc.	4.1
8.	Capital One Financial Corp.	3.8
9.	Starwood Hotels & Resorts Worldwide, Inc.	3.6
10.	QUALCOMM, Inc.	3.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	E-Mini S&P 500	100.0%

LONG PORTFOLIO COMPOSITION BY MARKET EXPOSURE***
Information Technology	30.2%
Consumer Discretionary	21.7
Industrials	13.3
Health Care	12.7
Energy	5.9
Financials	5.3
Materials	2.7
Short-Term Investment	8.2

SHORT PORTFOLIO COMPOSITION BY MARKET EXPOSURE****
Futures	100.0%

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of April 30, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of April 30, 2011. The Fund’s composition is subject to change.

3

JPM Growth Long/Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		3.47%
With Sales Charge*		(1.96)

CLASS C SHARES	11/30/10
Without CDSC		3.27
With CDSC**		2.27

SELECT CLASS SHARES	11/30/10	3.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

The Fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Growth Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index from November 30, 2010 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmarks. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan Multi-Cap Long/Short Fund

FUND SUMMARY

FOR THE PERIOD NOVEMBER 30, 2010 (FUND INCEPTION DATE) THROUGH APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.60%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (Primary Benchmark)	0.09%
Net Assets as of 4/30/2011 (In Thousands)	$5,180

Investment objective and strategies	The Fund seeks to provide long-term capital appreciation**. The Fund invests primarily in long and short positions in equity securities across all market capitalizations. The Fund employs a bottom-up fundamental approach.

	TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	4.9%
2.	Valeant Pharmaceuticals International, Inc., (Canada)	3.1
3.	Schlumberger Ltd.	3.1
4.	Agilent Technologies, Inc.	2.9
5.	W.W. Grainger, Inc.	2.8
6.	Regal Entertainment Group, Class A	2.7
7.	Vera Bradley, Inc.	2.6
8.	Deere & Co.	2.6
9.	Healthspring, Inc.	2.3
10.	Hubbell, Inc., Class B	2.3

	TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	iShares Russell 2000 Growth Index Fund	16.4%
2.	Dollar General Corp.	5.8
3.	Aecom Technology Corp.	4.2
4.	True Religion Apparel, Inc.	4.2
5.	Venoco, Inc.	3.9
6.	Meridian Bioscience, Inc.	3.8
7.	TJX Cos., Inc.	3.4
8.	Cree, Inc.	3.3
9.	Blackbaud, Inc.	3.0
10.	Rue21, Inc.	2.9

LONG PORTFOLIO COMPOSITION BY MARKET EXPOSURE***
Health Care	19.0%
Information Technology	17.2
Industrials	17.1
Consumer Discretionary	11.7
Energy	6.9
Materials	2.0
Short-Term Investment	26.1

SHORT PORTFOLIO COMPOSITION BY MARKET EXPOSURE****
Health Care	22.5%
Consumer Discretionary	18.6
Investment Company	16.4
Energy	14.9
Industrials	14.4
Information Technology	10.9
Materials	2.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of April 30, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of April 30, 2011. The Fund’s composition is subject to change.

6

JPM Multi-Cap Long/Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		3.53%
With Sales Charge*		(1.90)

CLASS C SHARES	11/30/10
Without CDSC		3.27
With CDSC**		2.27

SELECT CLASS SHARES	11/30/10	3.60

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

7

The Fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index from November 30, 2010 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmarks. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

JPMorgan Growth Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE ($)
Common Stocks — 88.5%
Consumer Discretionary — 20.9%
	Hotels, Restaurants & Leisure — 6.6%
2,100	McDonald’s Corp.	164,451
3,000	Starwood Hotels & Resorts Worldwide, Inc.	178,710

		343,161

	Internet & Catalog Retail — 8.8%
1,400	Amazon.com, Inc. (a)	275,099
140	NetFlix, Inc. (a)	32,574
260	priceline.com, Inc. (a)	142,223

		449,896

	Media — 2.4%
2,600	DIRECTV, Class A (a)	126,334

	Textiles, Apparel & Luxury Goods — 3.1%
1,700	Fossil, Inc. (a)	162,826

	Total Consumer Discretionary	1,082,217

Energy — 5.7%
	Energy Equipment & Services — 4.2%
2,800	National Oilwell Varco, Inc.	214,732

	Oil, Gas & Consumable Fuels — 1.5%
700	Occidental Petroleum Corp.	80,003

	Total Energy	294,735

Financials — 5.2%
	Commercial Banks — 1.5%
2,600	Wells Fargo & Co.	75,686

	Consumer Finance — 3.7%
3,500	Capital One Financial Corp.	191,555

	Total Financials	267,241

Health Care — 12.2%
	Biotechnology — 3.1%
2,700	Celgene Corp. (a)	158,976

	Health Care Providers & Services — 4.9%
4,500	Express Scripts, Inc. (a)	255,330

	Pharmaceuticals — 4.2%
3,500	Teva Pharmaceutical Industries Ltd., (Israel), ADR	160,055
1,100	Valeant Pharmaceuticals International, Inc., (Canada)	57,893

		217,948

	Total Health Care	632,254

Industrials — 12.8%
	Machinery — 6.7%
1,700	Cummins, Inc.	204,306
1,500	Parker Hannifin Corp.	141,480

		345,786

	Road & Rail — 6.1%
1,800	Kansas City Southern (a)	104,598
2,050	Union Pacific Corp.	212,114

		316,712

	Total Industrials	662,498

SHARES	SECURITY DESCRIPTION	VALUE ($)
Information Technology — 29.1%
	Communications Equipment — 7.3%
400	F5 Networks, Inc. (a)	40,544
2,260	JDS Uniphase Corp. (a)	47,098
3,100	Juniper Networks, Inc. (a)	118,823
3,010	QUALCOMM, Inc.	171,089

		377,554

	Computers & Peripherals — 13.0%
1,400	Apple, Inc. (a)	487,521
4,600	EMC Corp. (a)	130,364
1,180	NetApp, Inc. (a)	61,336

		679,221

	Internet Software & Services — 1.6%
150	Google, Inc., Class A (a)	81,615

	IT Services — 5.0%
2,600	Cognizant Technology Solutions Corp., Class A (a)	215,540
150	MasterCard, Inc., Class A	41,384

		256,924

	Semiconductors & Semiconductor Equipment — 2.2%
3,550	ARM Holdings plc, (United Kingdom), ADR	111,683

	Total Information Technology	1,506,997

Materials — 2.6%
	Chemicals — 1.7%
650	CF Industries Holdings, Inc.	92,008

	Metals & Mining — 0.9%
800	Freeport-McMoRan Copper & Gold, Inc.	44,024

	Total Materials	136,032

	Total Common Stocks (Cost $4,074,285)	4,581,974

Short-Term Investment — 7.9%
	Investment Company — 7.9%
411,010	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $411,010)	411,010

	Total Investments — 96.4% (Cost $4,485,295)	4,992,984
	Other Assets in Excess of Liabilities — 3.6%	185,279

	NET ASSETS — 100.0%	$5,178,263

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

9

JPMorgan Growth Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

Short Positions

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(33)	E-mini S&P 500	06/17/11	$(2,243,505)	$(75,708)

SEE NOTES TO FINANCIAL STATEMENTS.

10

JPMorgan Multi Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE ($)
Long-Positions — 95.9% (j)
Common Stocks — 70.9%
Consumer Discretionary — 11.3%
	Auto Components — 2.0%
2,500	Johnson Controls, Inc.	102,500

	Automobiles — 1.6%
2,200	Harley-Davidson, Inc.	81,972

	Media — 4.0%
2,300	Lamar Advertising Co., Class A (a)	74,796
9,700	Regal Entertainment Group, Class A	133,666

		208,462

	Textiles, Apparel & Luxury Goods — 3.7%
1,000	Coach, Inc.	59,810
2,700	Vera Bradley, Inc. (a)	131,328

		191,138

	Total Consumer Discretionary	584,072

Energy — 6.5%
	Energy Equipment & Services — 2.9%
1,700	Schlumberger Ltd.	152,575

	Oil, Gas & Consumable Fuels — 3.6%
860	Concho Resources, Inc. (a)	91,891
1,400	Newfield Exploration Co. (a)	99,120

		191,011

	Total Energy	343,586

Health Care — 18.2%
	Health Care Equipment & Supplies — 2.9%
5,300	Imris, Inc., (Canada) (a)	45,262
3,300	Thoratec Corp. (a)	101,310

		146,572

	Health Care Providers & Services — 6.2%
4,500	Emeritus Corp. (a)	110,295
2,800	Healthspring, Inc. (a)	116,172
3,000	Lincare Holdings, Inc.	94,260

		320,727

	Health Care Technology — 1.7%
5,700	Omnicell, Inc. (a)	87,666

	Life Sciences Tools & Services — 4.5%
2,900	Agilent Technologies, Inc. (a)	144,739
4,600	Bruker Corp. (a)	90,804

		235,543

	Pharmaceuticals — 2.9%
2,900	Valeant Pharmaceuticals International, Inc., (Canada)	152,627

	Total Health Care	943,135

Industrials — 16.4%
	Aerospace & Defense — 2.0%
1,200	Goodrich Corp.	106,044

	Electrical Equipment — 3.9%
2,200	EnerSys (a)	83,358
1,600	Hubbell, Inc., Class B	111,984

		195,342

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Machinery — 5.3%
900	AGCO Corp. (a)	51,822
800	Cummins, Inc.	96,144
1,300	Deere & Co.	126,750

		274,716

	Road & Rail — 2.6%
2,200	Avis Budget Group, Inc. (a)	41,712
600	Dollar Thrifty Automotive Group, Inc. (a)	41,358
1,100	J.B. Hunt Transport Services, Inc.	52,448

		135,518

	Trading Companies & Distributors — 2.6%
900	W.W. Grainger, Inc.	136,440

	Total Industrials	848,060

Information Technology — 16.6%
	Computers & Peripherals — 4.7%
700	Apple, Inc. (a)	243,761

	Electronic Equipment, Instruments & Components — 1.9%
2,800	TE Connectivity Ltd., (Switzerland)	100,380

	Semiconductors & Semiconductor Equipment — 3.9%
900	Lam Research Corp. (a)	43,479
1,100	Varian Semiconductor Equipment Associates, Inc. (a)	46,123
3,100	Xilinx, Inc.	108,066

		197,668

	Software — 6.1%
3,000	Adobe Systems, Inc. (a)	100,650
1,500	Concur Technologies, Inc. (a)	86,805
1,900	RealD, Inc. (a)	55,252
500	Salesforce.com, Inc. (a)	69,300

		312,007

	Total Information Technology	853,816

Materials — 1.9%
	Chemicals — 1.9%
1,200	Sherwin-Williams Co. (The)	98,748

	Total Common Stocks (Cost $3,164,229)	3,671,417

Short-Term Investment — 25.0%
	Investment Company — 25.0%
1,294,451	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $1,294,451)	1,294,451

	Total Investments — 95.9% (Cost $4,458,680)	4,965,868
	Other Assets in Excess of Liabilities — 4.1%	214,371

	NET ASSETS — 100.0%	$5,180,239

SEE NOTES TO FINANCIAL STATEMENTS.

11

JPMorgan Multi Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short Positions — 33.7%
Common Stocks — 28.2%
Consumer Discretionary — 6.3%
	Internet & Catalog Retail — 0.8%
1,200	HSN, Inc. (a)	39,816

	Multiline Retail — 2.0%
3,100	Dollar General Corp. (a)	101,029

	Specialty Retail — 2.1%
1,700	Rue21, Inc. (a)	51,204
1,100	TJX Cos., Inc.	58,982

		110,186

	Textiles, Apparel & Luxury Goods — 1.4%
2,400	True Religion Apparel, Inc. (a)	72,528

	Total Consumer Discretionary	323,559

Energy — 4.9%
	Energy Equipment & Services — 2.0%
2,700	Key Energy Services, Inc. (a)	49,140
700	Noble Corp., (Switzerland)	30,107
1,200	Weatherford International Ltd., (Switzerland) (a)	25,896

		105,143

	Oil, Gas & Consumable Fuels — 2.9%
1,500	Comstock Resources, Inc. (a)	48,090
1,000	Plains Exploration & Production Co. (a)	38,040
3,700	Venoco, Inc. (a)	68,783

		154,913

	Total Energy	260,056

Health Care — 7.6%
	Biotechnology — 2.0%
2,800	Exact Sciences Corp. (a)	22,428
1,400	Genomic Health, Inc. (a)	38,220
2,100	Myriad Genetics, Inc. (a)	45,024

		105,672

	Health Care Equipment & Supplies — 3.7%
600	HeartWare International, Inc. (a)	44,766
2,700	Meridian Bioscience, Inc.	66,717
3,300	Quidel Corp. (a)	43,791
1,100	ResMed, Inc. (a)	35,079

		190,353

	Health Care Technology — 1.0%
2,300	Allscripts Healthcare Solutions, Inc. (a)	49,542

	Life Sciences Tools & Services — 0.9%
2,200	QIAGEN N.V., (Netherlands) (a)	47,014

	Total Health Care	392,581

Industrials — 4.9%
	Commercial Services & Supplies — 1.0%
2,100	Tetra Tech, Inc. (a)	49,602

	Construction & Engineering — 1.4%
2,700	Aecom Technology Corp. (a)	73,602

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Machinery — 2.5%
800	Crane Co.	39,928
1,300	Harsco Corp.	46,280
700	Illinois Tool Works, Inc.	40,887

		127,095

	Total Industrials	250,299

Information Technology — 3.7%
	Computers & Peripherals — 0.7%
2,400	Dell, Inc. (a)	37,224

	Semiconductors & Semiconductor Equipment — 2.0%
1,400	Cree, Inc. (a)	57,036
1,900	Intel Corp.	44,061

		101,097

	Software — 1.0%
1,900	Blackbaud, Inc.	52,554

	Total Information Technology	190,875

Materials — 0.8%
	Construction Materials — 0.8%
1,400	Eagle Materials, Inc.	40,726

	Total Common Stocks (Cost $1,298,479)	1,458,096

Investment Company — 5.5%
2,900	iShares Russell 2000 Growth Index Fund (Cost $253,452)	286,433

	Total Short Positions (Proceeds $1,551,931)	$1,744,529

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12

JPMorgan Multi Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(7)	E-mini S&P 500	06/17/11	$(475,895)	$(16,030)

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

ADR	- American Depositary Receipt

(a)	Non-income producing security.
(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(j)	All or a portion of these securities are segregated for short sales.
(l)	The rate shown is the current yield as of April 30, 2011.
(m)	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited)

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
ASSETS:
Investments in non-affiliates, at value	$4,581,974	$3,671,417
Investments in affiliates, at value	411,010	1,294,451

Total investment securities, at value	4,992,984	4,965,868
Cash	—	8
Deposits at broker for securities sold short	—	1,754,635
Deposits at broker for futures	200,000	80,000
Receivables:
Investment securities sold	—	180,495
Interest and dividends	705	300
Due from Advisor	15,985	14,978
Due from Administrator	6	6
Prepaid expenses and other assets	15,387	14,733

Total Assets	5,225,067	7,011,023

LIABILITIES:
Payables:
Dividends for securities sold short	—	919
Investment securities purchased	19	44,603
Securities sold short, at value	—	1,744,529
Variation margin on futures contracts	7,920	1,680
Accrued liabilities:
Distribution fees	42	43
Custodian and accounting fees	13,871	13,931
Trustees’ and Chief Compliance Officer’s fees	30	30
Audit fees	24,922	25,049

Total Liabilities	46,804	1,830,784

Net Assets	$5,178,263	$5,180,239

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited)

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
NET ASSETS:
Paid in capital	$5,000,000	$5,000,000
Accumulated net investment loss	(26,316)	(32,237)
Accumulated net realized gains (losses)	(227,402)	(86,084)
Net unrealized appreciation (depreciation)	431,981	298,560

Total Net Assets	$5,178,263	$5,180,239

Net Assets:
Class A	$51,731	$51,751
Class C	51,624	51,644
Select Class	5,074,908	5,076,844

Total	$5,178,263	$5,180,239

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,333	3,333
Class C	3,333	3,333
Select Class	326,667	326,667
Net asset value :
Class A - Redemption price per share	$15 .52	$15 .53
Class C - Offering price per share (a)	15 .49	15 .49
Select Class - Offering and redemption price per share	15 .54	15 .54
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16 .38	$16 .39

Cost of investments in non-affiliates	$4,074,285	$3,164,229
Cost of investments in affiliates	411,010	1,294,451
Proceeds from securities sold short	—	1,551,931

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

15

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED APRIL 30, 2011 (Unaudited)

	Growth Long/Short Fund (a)	Multi-Cap Long/Short Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$9,815	$13,242
Dividend income from affiliates	112	445

Total investment income	9,927	13,687

EXPENSES:
Investment advisory fees	31,792	32,186
Administration fees	1,890	1,914
Distribution fees:
Class A	53	54
Class C	159	161
Shareholder servicing fees:
Class A	53	54
Class C	53	53
Select Class	5,193	5,257
Custodian and accounting fees	13,885	13,945
Professional fees	43,337	44,406
Trustees’ and Chief Compliance Officer’s fees	43	44
Printing and mailing costs	8,559	8,602
Registration and filing fees	37,068	36,802
Transfer agent fees	2,162	2,125
Other	1,651	1,478
Dividend expense on securities sold short	—	5,835
Interest expense on securities sold short	—	3,397

Total expenses	145,898	156,313

Less amounts waived	(38,981)	(39,464)
Less earnings credits	(14)	(15)
Less expense reimbursements	(70,660)	(70,910)

Net expenses	36,243	45,924

Net investment income (loss)	(26,316)	(32,237)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	10,429	207,906
Futures	(237,831)	(48,652)
Securities sold short	—	(245,338)

Net realized gain (loss)	(227,402)	(86,084)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	507,689	507,188
Futures	(75,708)	(16,030)
Securities sold short	—	(192,598)

Change in net unrealized appreciation (depreciation)	431,981	298,560

Net realized/unrealized gains (losses)	204,579	212,476

Change in net assets resulting from operations	$178,263	$180,239

(a)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
	Period Ended 4/30/2011(Unaudited)(a)	Period Ended 4/30/2011(Unaudited)(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(26,316)	$(32,237)
Net realized gain (loss)	(227,402)	(86,084)
Change in net unrealized appreciation (depreciation)	431,981	298,560

Change in net assets resulting from operations	178,263	180,239

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	5,000,000	5,000,000

NET ASSETS :
Change in net assets	5,178,263	5,180,239
Beginning of period	—	—

End of period	$5,178,263	$5,180,239

Accumulated net investment loss	$(26,316)	$(32,237)

(a)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
	Period Ended 4/30/2011(Unaudited)(a)	Period Ended 4/30/2011(Unaudited)(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000	$50,000

Change in net assets from Class A capital transactions	$50,000	$50,000

Class C
Proceeds from shares issued	$50,000	$50,000

Change in net assets from Class C capital transactions	$50,000	$50,000

Select Class
Proceeds from shares issued	$4,900,000	$4,900,000

Change in net assets from Select Class capital transactions	$4,900,000	$4,900,000

Total change in net assets from capital transactions	$5,000,000	$5,000,000

SHARE TRANSACTIONS:
Class A
Issued	3,333	3,333

Change in Class A Shares	3,333	3,333

Class C
Issued	3,333	3,333

Change in Class C Shares	3,333	3,333

Select Class
Issued	326,667	326,667

Change in Select Class Shares	326,667	326,667

(a)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

18

Statement of Cash Flows

For the period ended April 30, 2011 (Unaudited)

Growth Long/Short Fund (a)
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$178,263
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(5,416,943)
Proceeds from disposition of investment securities	1,353,087
Purchases of short-term investments, net	(411,010)
Unrealized (appreciation)/depreciation on investments	(507,689)
Net realized (gain)/loss on investments	(10,429)
Increase in deposits with broker for futures contracts	(200,000)
Increase in due from Advisor and Affiliates	(15,991)
Increase in interest and dividends receivable	(705)
Increase in prepaid expenses and other assets	(50,034)
Increase in payable for investments purchased	19
Increase in variation margin payable	7,920
Increase in accrued expenses and other liabilities	73,512

Net cash provided (used) by operating activities	(5,000,000)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	5,000,000

Net cash provided (used) by financing activities	5,000,000

Net increase/decrease in cash	—

Cash:
Beginning of period	—

End of period	$—

Supplemental disclosure of cash flow information:

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

(a)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

19

Statement of Cash Flows

For the period ended April 30, 2011 (Unaudited)

Multi-Cap Long/Short Fund (a)
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$180,239
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(5,549,241)
Proceeds from disposition of investment securities	2,548,402
Covers of investment securities sold short	(1,710,018)
Proceeds from investment securities sold short	3,061,127
Purchases of short-term investments, net	(1,294,451)
Unrealized (appreciation)/depreciation on investments	(507,188)
Unrealized (appreciation)/depreciation on investment securities sold short	192,598
Net realized (gain)/loss on investments	(207,906)
Net realized (gain)/loss on investment securities sold short	245,338
Increase in deposits with broker for futures contracts	(80,000)
Increase in deposits with broker for securities sold short	(1,754,635)
Increase in due from Advisor and Affiliates	(14,984)
Increase in receivable for investments sold	(180,495)
Increase in interest and dividends receivable	(300)
Increase in prepaid expenses and other assets	(50,575)
Increase in payable for investments purchased	44,603
Increase in variation margin payable	1,680
Increase in dividends payable for securities sold short	919
Increase in accrued expenses and other liabilities	74,895

Net cash provided (used) by operating activities	(4,999,992)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	5,000,000

Net cash provided (used) by financing activities	5,000,000

Net increase/decrease in cash	8

Cash:
Beginning of period	—

End of period	$8

Supplemental disclosure of cash flow information:

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

(a)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

20

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance					Ratios/Supplemental data
		Investment operations					Ratios to average net assets(a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses(d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
Growth Long/Short Fund
Class A
November 30, 2010(e) through April 30, 2011	$15.00	$(0.09)	$0.61	$0.52	$15.52	3.47%	$51,731	1.95	%(f)	(1.48	)%(f)	6.51	%(f)	29%
Class C
November 30, 2010(e) through April 30, 2011	15.00	(0.13)	0.62	0.49	15.49	3.27	51,624	2.45	(f)	(1.98	)(f)	6.95	(f)	29
Select Class
November 30, 2010(e) through April 30, 2011	15.00	(0.08)	0.62	0.54	15.54	3.60	5,074,908	1.70	(f)	(1.23	)(f)	6.27	(f)	29

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance					Ratios/Supplemental data
		Investment operations						Ratios to average net assets(a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short)(d)		Net expenses (excluding dividend and interest expense for securities sold short)(d)		Net investment income (loss)		Expenses without waivers, reimburse- ments and earnings credits (including dividend and interest expense for securities sold short)		Expenses without waivers, reimburse- ments and earnings credits (excluding dividend and interest expense for securities sold short)		Portfolio turnover rate (excluding short sales) (b)	Portfolio turnover rate (including short sales) (b)
Multi-Cap Long/Short Fund
Class A
November 30, 2010(e) through April 30, 2011	$15.00	$(0.11)	$0.64	$0.53	$15.53	3.53%	$51,751	2.38	%(f)	1.95	%(f)	(1.74	)%(f)	6.88	%(f)	6.45	%(f)	64%	140%
Class C
November 30, 2010(e) through April 30, 2011	15.00	(0.14)	0.63	0.49	15.49	3.27	51,644	2.88	(f)	2.45	(f)	(2.24	)(f)	7.34	(f)	6.91	(f)	64	140
Select Class
November 30, 2010(e) through April 30, 2011	15.00	(0.10)	0.64	0.54	15.54	3.60	5,076,844	2.13	(f)	1.70	(f)	(1.49	)(f)	6.65	(f)	6.22	(f)	64	140

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
Growth Long/Short Fund	Class A, Class C and Select Class	Non-Diversified
Multi Cap Long/Short Fund	Class A, Class C and Select Class	Non-Diversified

The Growth Long/Short Fund and Multi-Cap Long/Short Fund commenced operations on November 30, 2010.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may

23

also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs):

Growth Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$4,992,984	$—	$—	$4,992,984

Depreciation in Other Financial Instruments
Futures Contracts	$(75,708)	$—	$—	$(75,708)

Multi-Cap Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$4,965,868	$—	$—	$4,965,868

Total Liabilities #	$(1,744,529)	$—	$—	$(1,744,529)

Depreciation in Other Financial Instruments
Futures Contracts	$(16,030)	$—	$—	$(16,030)

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the period ended April 30, 2011.

B. Futures Contracts — The Funds use index futures contracts to actively manage the long and short equity exposures in the portfolio. The use of futures contracts exposes the Fund to equity price risk.

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Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the period ended April 30, 2011:

	Growth Long/Short Fund		Multi-Cap Long/Short Fund
Futures Contracts:
Average Notional Balance Short	$2,158,926	*	$457,954	*
Ending Notional Balance Short	2,243,505		475,895

*	Average for the period December 1, 2010 through April 30, 2011.

C. Short Sales — The Multi-Cap Long Short Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Multi-Cap Long Short Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Multi-Cap Long Short Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There

25

is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Multi-Cap Long Short Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of April 30, 2011, the Multi-Cap Long Short Fund had outstanding short sales as listed on its SOI.

D. Offering and Organization Costs — Offering costs (Registration and filing fees) paid in connection with the offering of shares of the Funds are amortized on a straight line basis up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.50% of each Fund’s average daily net assets.

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The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended April 30, 2011, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Funds shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Growth Long/Short Fund	0.25%	0.75%
Multi-Cap Long/Short Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended April 30, 2011, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Growth Long/Short Fund	0.25%	0.25%	0.25%
Multi-Cap Long/Short Fund	0.25	0.25	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The

27

custodian fees may be reduced by credits earned by the Funds, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Growth Long/Short Fund	1.95%	2.45%	1.70%
Multi Cap Long/Short Fund	1.95	2.45	1.70

The contractual expense limitation agreements were in effect for the period ended April 30, 2011. The expense limitation percentages in the table above are in place until at least February 29, 2012.

For the period ended April 30, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Growth Long/Short Fund	$31,792	$1,890	$5,299	$38,981	$70,660
Multi Cap Long/Short Fund	32,186	1,914	5,364	39,464	70,910

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

There were no waivers resulting from investments in the money market funds for the period ended April 30, 2011.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such 3 officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended April 30, 2011, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended April 30, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

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The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended April 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Long/Short Fund	$5,416,943	$1,353,087	$—	$—
Multi-Cap Long/Short Fund	5,549,241	2,548,402	3,061,127	1,710,018

During the period ended April 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2011, were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Long/Short Fund	$4,485,295	$560,373	$52,684	$507,689
Multi-Cap Long/Short Fund	4,458,680	530,457	23,269	507,188

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Funds’ borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Funds’ borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2011, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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The Funds’ shares are currently held by the Funds’ investment advisor. Once the Funds’ shares are sold to the public, the Funds’ investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

As of April 30, 2011, the Multi-Cap Long Short pledged substantially all of its assets for securities sold short to BNP Paribas. For the Multi-Cap Long Short Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas.

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SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2010, and continued to hold your shares at the end of the reporting period, April 30, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011	Annualized Expense Ratio
JPM Growth Long/Short Fund
Class A
Actual*	$1,000.00	$1,034.70	$8.21	1.95%
Hypothetical**	1,000.00	1,012.15	9.74	1.95

Class C
Actual*	1,000.00	1,032.70	10.30	2.45
Hypothetical**	1,000.00	1,012.65	12.23	2.45

Select Class
Actual*	1,000.00	1,036.00	7.16	1.70
Hypothetical**	1,000.00	1,016.36	8.50	1.70

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SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011	Annualized Expense Ratio
JPM Multi-Cap Long/Short Fund
Class A
Actual*	$1,000.00	$1,035.30	$10.02	2.38%
Hypothetical**	1,000.00	1,012.99	11.88	2.38

Class C
Actual*	1,000.00	1,032.70	12.11	2.88
Hypothetical**	1,000.00	1,010.51	14.36	2.88

Select Class
Actual*	1,000.00	1,036.00	8.97	2.13
Hypothetical**	1,000.00	1,014.23	10.64	2.13

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 151/365 (to reflect the actual period). The Funds’ commenced operations on November 30, 2010.
**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering approvals of initial advisory agreements for new funds. At their August 2010 in person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for each of the JPMorgan Growth Long/Short Fund and JPMorgan Multi-Cap Long/Short Fund (each a “Fund,” collectively, the “Funds”).

In connection with the approval of each of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. Prior to voting, the Trustees reviewed the proposed approval of each of the New Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from each Fund under the New Advisory Agreements was fair and reasonable and that the initial approval of the New Advisory Agreements was in the best interests of the Funds and their potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreements, the Trustees considered the materials furnished specifically in connection with these approval items, as well as other relevant information furnished throughout the year. The Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Funds. The Trustees also considered the investment strategy and investment process for the Funds, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Funds, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

33

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Funds by the Advisor.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Board considered that the Advisor does not currently intend to use third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, will earn fees from the Funds for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedules for the Funds do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. With regard to the New Advisory Agreements, the Trustees found that, with the adoption of a voluntary fee waiver and contractual cap on total expenses, shareholders would benefit from expected economies of scale.

Investment Performance

The Trustees considered each Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses

34

and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements proposed for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that each Fund’s estimated net advisory fees and total expenses, which were considered on a class by class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

35

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Semi-Annual Report

J.P. Morgan Funds

April 30, 2011 (Unaudited)

JPMorgan Income Builder Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 18, 2011 (Unaudited)

Dear Shareholder:

Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.

In late summer of 2010, concerns over deflation and whether the economy might double-dip and head back into recession generated uncertainty about the sustainability of the recovery among investors. In response to these risks, the Federal Reserve (the “Fed”) implemented monetary stimulus in the form of a second round of quantitative easing (“QE2”).

“Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.”

Today, concerns about inflation and the risks associated with higher interest rates have replaced deflationary worries, and a host of geopolitical disruptions — such as the sovereign debt problems in Europe and higher oil prices triggered by tensions in the Middle East — are casting new uncertainties about the sustainability of economic growth.

Despite these headwinds, the U.S. equity markets have held up well. At the end of Q42010, for example, investors responded warmly to QE2 and a continued rebound in corporate profits by sending the Standard & Poor’s 500 Index (“S&P500”) on an impressive rally that produced the second year of double-digit returns. Although the markets suffered a setback following the devastating earthquake and tsunami in Japan during March, stocks recovered quickly as investors demonstrated their willingness to embrace riskier assets such as commodities, as well as small cap and international stocks.

Despite the potential impact of geopolitical risks and other crises on future growth, we are encouraged by some meaningful signs of economic health such as strong corporate earnings and reduced debt-service costs for consumers and corporations.

Investors respond to strong corporate profits

Strong corporate earnings and ongoing monetary and fiscal stimulus helped stocks get off to a strong start in 2011. As of the end of the six-month reporting period ended April 30th, 2011, the S&P500 Index had risen 16.4% to a level of 1,364.

Despite lingering concerns about Europe’s sovereign debt problems, international stocks held up relatively well as investors’ concerns temporarily abated due to successful Spanish, Portuguese and Italian bond issues in the first quarter of 2011. There was also optimism among some investors that Germany would adopt a more flexible stance on the Eurozone rescue fund. As of the end of the six-month reporting period ended April 30th, 2011, the MSCI EAFE Index (Europe, Australasia and the Far East) had risen 12.7%.

Emerging markets, on the other hand, experienced mixed performance. Although China, India, and Brazil have experienced robust economic growth, all three countries are now grappling with rising inflation concerns. The MSCI EM (Emerging Markets) Index returned 9.7% as of the end of the six-month reporting period ending April 30th, 2011.

U.S Treasury yields rise and high yield bonds gain

Improved economic expectations and a U.S. stock market rally have resulted in higher U.S. Treasury yields over the past six months. The yield on the 10-year U.S. Treasury bond rose from 2.6% to 3.3% as of the end of the six-month reporting period ended April 30th, 2011, while yields on the 30-year U.S. Treasury bond climbed from 4.0% to 4.4%, and yields on the 2-year U.S. Treasury bond increased from 0.3% to 0.6% as of the end of the same period.

High yield continued to be the best performing area of the bond market, with the Barclays Capital High Yield Index returning 6.2%, the Barclays Capital U.S. Aggregate Bond Index returning 0.02%, and the Barclays Capital Emerging Markets Index returning 0.03%, during the six-month reporting period.

Protecting portfolios from higher inflation and rate risks

Although inflation still remains low in the U.S., there are signs that inflationary pressures may increase as the economic expansion continues. Additionally, the Fed is set to end its QE2 Treasury bond buying program at the end of June, and possibly begin to raise the federal funds rate by the end of this year. Thus, one of the questions we face: how should investors protect themselves against the risks of inflation and higher long-term rates?

An important message from the first quarter is to have both a balanced view of the world and a balanced portfolio to match. Given the uncertainty in the current environment, we believe the most reasonable approach is to stay balanced and diversified by investing in a variety of asset classes.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

APRIL 30, 2011	J.P. MORGAN FUNDS	1

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	7.70%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	14.75%
S&P 500 Index	16.36%
Barclays Capital U.S. Aggregate Index	0.02%
Income Builder Composite Benchmark	8.74%

Net Assets as of 4/30/2011 (In Thousands)	$1,598,116

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

INVESTMENT APPROACH

J.P. Morgan’s Global Multi-Asset Group (“GMAG”) utilized top-down research to identify the asset allocation that they believed would maximize income for the Fund. After determining what they believed to be the Fund’s ideal asset allocation, GMAG leveraged the resources and insights of specialist teams, each with expertise in managing money in the asset classes assigned to them by GMAG. These specialist teams used bottom-up fundamental research, rigorously researching investment opportunities to determine their underlying value.

HOW DID THE MARKET PERFORM?

Despite political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, stock markets in most parts of the world were supported by strong corporate earnings, better-than-expected economic data and returning merger and acquisition activity. In the U.S., stocks were also boosted by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

Among equities, U.S. stocks were the best performers, as the S&P 500 Index returned 16.36% for the six months ended April 30, 2011 compared to the 14.75% return for the MSCI World Index. High yield bonds (also known as junk bonds) were the strongest performers in the fixed income market, as the asset class outperformed emerging markets debt and U.S. investment grade fixed income securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the reporting period, the JPMorgan Income Builder Fund changed its primary benchmark from the S&P 500 Index to the MSCI World Index. The Fund also added a Composite Benchmark, comprised of 60% MSCI World Index and 40% Barclays Capital U.S. Aggregate Index. The Fund underperformed the Composite Benchmark mainly due to its investments in emerg-

ing markets debt securities, which underperformed other asset classes during the reporting period.

The Fund’s allocation to emerging markets debt hurt the Fund’s return as these investments underperformed other areas of the fixed income market due to investors’ concerns about geopolitical risks stemming from unrest in North Africa and the Middle East. On the positive side, the Fund’s investments in high yield bonds contributed to the Fund’s income and absolute return during the reporting period. High yield bonds were supported by strong corporate balance sheets and declining default rates, as well as the market’s relatively high yield and return potential. The asset class was also supported by a robust primary issuance market, which provided companies with access to liquidity and the ability to roll over debt at attractive levels.

Among equities, the Fund had a larger exposure to international developed equities and emerging market equities versus U.S. equities. Although international developed, emerging market and U.S. stocks each posted positive absolute returns during the reporting period, this weighting was less beneficial to the Fund’s return given the underperformance of international developed stocks and emerging market stocks in comparison to U.S. stocks. International developed stocks lagged U.S. stocks mainly due to relative weakness from European equities as a result of the region’s fiscal crisis, while emerging market stocks lagged due to investor concerns about inflation in emerging market economies.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers positioned the Fund to tactically pursue income. They continued to find U.S. dividend yields unattractive relative to the dividend yields of international stocks. Equities that pay out high dividends in the U.S. were generally concentrated in only a few sectors, while high-yielding equities were more diversified across sectors in the international markets. However, given their negative outlook on the euro, the Fund’s portfolio managers used currency futures to protect a portion of the Fund’s euro-denominated securities from potential weakness in the euro. The Fund’s portfolio managers also began investing in emerging market equities during the reporting period, as they believed that

2	J.P. MORGAN FUNDS	APRIL 30, 2011

these securities offered attractive dividends. Meanwhile, although U.S. high yield bonds continued to constitute the largest percentage of the Fund’s overall assets, the Fund’s portfolio managers reduced the Fund’s allocation as these securities outperformed, rotating some of these assets into investments in equities that they believed represented better risk/reward opportunities.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	KazMunaiGas National Co., (Kazakhstan), 11.750%, 01/23/15	0.9%
2.	Republic of Venezuela, (Venezuela), 12.750%, 08/23/22	0.7
3.	E.l. du Pont de Nemours & Co. (Common Stock)	0.7
4.	Time Warner, Inc. (Common Stock)	0.7
5.	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 11A1, 5.500%, 11/25/20	0.6
6.	Royal Dutch Shell plc, (Netherlands), Class A	0.6
7.	Federal Republic of Brazil, (Brazil), 11.000%, 08/17/40	0.6
8.	Coca-Cola Co. (The) (Common Stock)	0.6
9.	Russian Federation, (Russia), 12.750%, 06/24/28	0.6
10.	Republic of Argentina, (Argentina), 8.750%, 06/02/17	0.6

PORTFOLIO COMPOSITION BY COUNTRY***
United States	57.7%
France	4.7
United Kingdom	3.6
Netherlands	2.3
Germany	2.2
Australia	1.9
Luxembourg	1.8
Brazil	1.7
Japan	1.6
China	1.2
Italy	1.2
Kazakhstan	1.1
South Africa	1.0
Spain	1.0
Russia	1.0
Singapore	1.0
Others (each less than 1.0%)	15.0

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

APRIL 30, 2011	J.P. MORGAN FUNDS	3

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/31/07
Without Sales Charge		7.70%	15.76%	8.07%	5.27%
With Sales Charge**		2.87	10.57	6.45	4.04
CLASS C SHARES	5/31/07
Without CDSC		7.36	15.04	7.52	4.74
With CDSC***		6.36	14.04	7.52	4.74
SELECT CLASS SHARES	5/31/07	7.78	15.80	8.28	5.47

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/07 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index, the S&P 500 Index, the Barclays Capital U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from May 31, 2007 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI World Index, the S&P 500 Index, the Barclays Capital U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmarks. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Fund’s primary benchmark changed from the S&P 500 Index to the MSCI World Index to better reflect the Fund’s investment strategy. The Barclays Capi-

tal U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays Capital U.S. Aggregate Index. The Lipper Global Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2011

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 1.3%
	United States — 1.3%
565	Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1, VAR, 0.853%, 09/25/34	472
	Citigroup Mortgage Loan Trust, Inc.,
2,384	Series 2005-OPT1, Class M4, VAR, 0.913%, 02/25/35	1,815
672	Series 2005-WF2, Class AF4, SUB, 4.964%, 08/25/35	623
1,242	Series 2005-WF2, Class AF7, SUB, 5.249%, 08/25/35	1,075
683	Series 2007-WFH2, Class A2, VAR, 0.363%, 03/25/37	649
1,623	Equity One ABS, Inc., Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	1,378
1,310	Long Beach Mortgage Loan Trust, Series 2004-3, Class M2, VAR, 0.813%, 07/25/34	1,101
194	Mastr Asset Backed Securities Trust, Series 2003-WMC2, Class M1, VAR, 1.263%, 08/25/33	185
	Morgan Stanley ABS Capital I,
913	Series 2004-NC3, Class B1, VAR, 2.688%, 03/25/34	308
600	Series 2004-NC7, Class M3, VAR, 0.863%, 07/25/34	498
29	Series 2006-WMC1, Class A2B, VAR, 0.413%, 12/25/35	27
	Renaissance Home Equity Loan Trust,
1,070	Series 2003-4, Class M2F, SUB, 5.744%, 03/25/34	733
530	Series 2004-1, Class AV3, VAR, 0.683%, 05/25/34	450
893	Series 2004-1, Class M1, VAR, 0.793%, 05/25/34	575
2,095	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	1,947
1,015	Residential Asset Mortgage Products, Inc., Series 2004-RS11, Class M1, VAR, 0.833%, 11/25/34	854
	Structured Asset Investment Loan Trust,
745	Series 2003-BC10, Class A4, VAR, 1.213%, 10/25/33	632
8,560	Series 2004-7, Class M1, VAR, 1.263%, 08/25/34	6,997
	Structured Asset Securities Corp.,
509	Series 2003-AM1, Class M1, VAR, 1.563%, 04/25/33	460

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
269	Series 2005-WF4, Class A4, VAR, 0.573%, 11/25/35	240

	Total Asset-Backed Securities (Cost $20,610)	21,019

Collateralized Mortgage Obligations — 3.5%
	Non-Agency CMO — 3.5%
	United States — 3.5%
	Banc of America Alternative Loan Trust,
3,518	Series 2005-11, Class 4A5, 5.750%, 12/25/35	2,692
1,090	Series 2005-12, Class 5A1, 5.250%, 01/25/21	1,040
58	Series 2006-4, Class 2A1, 6.000%, 05/25/21	54
1,628	Series 2006-5, Class CB7, 6.000%, 06/25/46	1,159
113	Banc of America Mortgage Securities, Inc., Series 2007-3, Class 1A1, 6.000%, 09/25/37	101
3,160	Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 2A2, 5.500%, 11/25/35	3,012
220	Citimortgage Alternative Loan Trust, Series 2006-A1, Class 2A1, 5.250%, 03/25/21	217
	Countrywide Alternative Loan Trust,
1,669	Series 2004-28CB, Class 2A4, 5.750%, 01/25/35	1,604
291	Series 2005-50CB, Class 4A1, 5.000%, 11/25/20	258
35	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	34
2,401	Series 2005-J11, Class 5A1, 5.500%, 11/25/20	2,173
4,650	Series 2006-J3, Class 4A1, 5.750%, 05/25/26	3,994
2,437	Series 2007-25, Class 2A1, 6.000%, 11/25/22	2,339
10,707	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 11A1, 5.500%, 11/25/20	10,321
4,103	GSR Mortgage Loan Trust, Series 2006-9F, Class 8A1, 5.500%, 08/25/21	3,950
164	Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A, VAR, 0.454%, 03/19/36	101
	MASTR Alternative Loans Trust,
945	Series 2005-3, Class 1A1, 5.500%, 04/25/35	915
3,536	Series 2006-3, Class 3A1, 5.500%, 06/25/21	3,237
2,632	Morgan Stanley Mortgage Loan Trust, Series 2004-9, Class 1A, VAR, 5.969%, 11/25/34	2,542

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	5

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	United States — Continued
	Residential Accredit Loans, Inc.,
6,864	Series 2006-QS4, Class A2, 6.000%, 04/25/36	4,924
430	Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	394
	Residential Asset Securitization Trust,
710	Series 2004-A6, Class A1, 5.000%, 08/25/19	708
6,132	Series 2005-A8CB, Class A11, 6.000%, 07/25/35	5,476
194	Residential Funding Mortgage Securities I, Series 2006-S12, Class 2A2, 6.000%, 12/25/36	192
	WaMu Mortgage Pass-Through Certificates,
123	Series 2005-AR2, Class 2A21, VAR, 0.543%, 01/25/45	101
138	Series 2005-AR15, Class A1A1, VAR, 0.473%, 11/25/45	117
127	Series 2005-AR17, Class A1A1, VAR, 0.483%, 12/25/45	104
3,892	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-3, Class 5A2, 5.500%, 03/25/21	3,386
330	Wells Fargo Mortgage-Backed Securities Trust, Series 2007-5, Class 2A3, 5.500%, 05/25/22	330

	Total Collateralized Mortgage Obligations (Cost $55,938)	55,475

Commercial Mortgage-Backed Security — 0.0% (g)
	United States — 0.0% (g)
491	Banc of America Large Loan, Inc., Series 2010-HLTN, VAR, 1.969%, 11/15/15 (e) (Cost $432)	469

SHARES
Common Stocks — 41.3%
	Australia — 1.6%
356	CFS Retail Property Trust (m)	699
2,346	Commonwealth Property Office Fund (m)	2,359
4,361	Dexus Property Group (m)	4,216
335	QBE Insurance Group Ltd. (m)	6,885
608	Stockland (m)	2,526
1,470	Tatts Group Ltd. (m)	3,745
342	Westfield Group (m)	3,384
830	Westfield Retail Trust (m)	2,411

		26,225

	Belgium — 0.2%
24	Befimmo S.C.A. (m)	2,259

SHARES	SECURITY DESCRIPTION	VALUE

	Belgium — Continued
7	Cofinimmo S.A. (m)	1,151

		3,410

	Bermuda — 0.1%
31	Validus Holdings Ltd.	1,006

	Brazil — 0.8%
286	AES Tiete S.A. (m)	4,264
345	Cielo S.A. (m)	3,227
114	EDP - Energias do Brasil S.A. (m)	2,828
213	Souza Cruz S.A. (m)	2,429

		12,748

	Canada — 0.4%
76	First Capital Realty, Inc. (m)	1,328
107	RioCan REIT (m)	2,860
46	Teekay Corp.	1,566

		5,754

	China — 1.2%
2,432	Angang Steel Co., Ltd., Class H (m)	3,133
5,818	China Construction Bank Corp., Class H (m)	5,509
1,854	Jiangsu Expressway Co., Ltd., Class H (m)	1,967
1,928	PetroChina Co., Ltd., Class H (m)	2,799
7,324	Zhejiang Expressway Co., Ltd., Class H (m)	6,055

		19,463

	Czech Republic — 0.3%
29	CEZ A.S. (m)	1,641
100	Telefonica O2 AS (m)	2,577

		4,218

	Finland — 0.3%
265	UPM-Kymmene OYJ (m)	5,442

	France — 4.4%
76	BNP Paribas (m)	6,036
78	Bouygues S.A. (m)	3,869
89	Cie de St-Gobain (m)	6,113
224	GDF Suez (m)	9,153
34	PPR (m)	6,100
76	Sanofi-Aventis S.A. (m)	6,023
43	Schneider Electric S.A. (m)	7,543
65	Sodexo (m)	5,041
76	Total S.A. (m)	4,871
40	Unibail-Rodamco SE (m)	9,300
195	Vivendi S.A. (m)	6,119

		70,168

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2011

SHARES		SECURITY DESCRIPTION	VALUE

Common Stocks — Continued
		Germany — 1.8%
45		Allianz SE (m)	6,997
91		BASF SE (a) (m)	9,351
80		Daimler AG (m)	6,144
42		Siemens AG (m)	6,084

			28,576

		Greece — 0.3%
213		OPAP S.A. (m)	4,513

		Hong Kong — 0.9%
206		ASM Pacific Technology Ltd. (m)	2,775
222		Hang Seng Bank Ltd. (m)	3,467
632		Hutchison Whampoa Ltd. (m)	7,228
70		Seaspan Corp.	1,328

			14,798

		Hungary — 0.2%
952		Magyar Telekom Telecommunications plc (a) (m)	3,247

		Indonesia — 0.3%
3,827		International Nickel Indonesia Tbk PT (m)	2,232
4,136		Perusahaan Gas Negara PT (m)	1,937

			4,169

		Italy — 1.2%
1,142		Enel S.p.A. (m)	8,147
229		ENI S.p.A. (m)	6,142
1,890		UniCredit S.p.A. (m)	4,868

			19,157

		Japan — 1.6%
1		Advance Residence Investment Corp. (m)	1,891
53		Daito Trust Construction Co., Ltd. (m)	4,248
2		Japan Retail Fund Investment Corp. (m)	3,204
1		Kenedix Realty Investment Corp. (m)	2,690
—	(h)	Nomura Real Estate Residential Fund, Inc. (m)	1,757
—	(h)	Orix JREIT, Inc. (m)	2,145
—	(h)	Premier Investment Corp. (m)	1,413
550		Sumitomo Corp. (m)	7,583

			24,931

		Kazakhstan — 0.1%
108		KazMunaiGas Exploration Production, GDR (m)	2,393

		Luxembourg — 0.0% (g)
7		MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co. (a) (f) (i)	70

SHARES	SECURITY DESCRIPTION	VALUE

	Malaysia — 0.4%
1,481	Berjaya Sports Toto Bhd (m)	2,113
507	Lafarge Malayan Cement Bhd (m)	1,240
1,697	Telekom Malaysia Bhd (m)	2,287

		5,640

	Mexico — 0.4%
51	Grupo Aeroportuario del Sureste S.A.B de C.V., ADR (m)	3,029
416	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	2,565

		5,594

	Netherlands — 2.1%
33	Corio N.V. (m)	2,315
54	Eurocommercial Properties N.V. (m)	2,753
352	Koninklijke KPN N.V. (m)	5,579
1	LyondellBasell Industries N.V., Class A (a)	38
137	Nieuwe Steen Investments N.V. (m)	3,040
249	Royal Dutch Shell plc, Class A (m)	9,696
138	Unilever N.V. CVA (m)	4,556
43	Vastned Retail N.V. (m)	3,293
15	Wereldhave N.V. (m)	1,553

		32,823

	Norway — 0.1%
1,567	Marine Harvest ASA (m)	2,070

	Philippines — 0.1%
24	Philippine Long Distance Telephone Co., ADR (m)	1,372

	Poland — 0.3%
631	Telekomunikacja Polska S.A. (m)	4,171

	Russia — 0.4%
242	Mechel, ADR (m)	2,356
64	Mobile Telesystems OJSC, ADR (m)	1,347
59	Tatneft, ADR (m)	2,685

		6,388

	Singapore — 0.9%
1,443	Ascendas India Trust (m)	1,119
574	Ascendas REIT (m)	953
1,135	Ascott Residence Trust (m)	1,104
2,194	Cambridge Industrial Trust (m)	897
485	Singapore Airlines Ltd. (m)	5,587
2,100	Singapore Telecommunications Ltd. (m)	5,361

		15,021

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — Continued
	South Africa — 1.0%
992	African Bank Investments Ltd. (m)	5,791
768	Growthpoint Properties Ltd. (m)	2,131
273	Hyprop Investments Ltd. (m)	2,202
36	Kumba Iron Ore Ltd. (m)	2,609
644	Redefine Properties Ltd. (m)	768
217	Vodacom Group Ltd. (m)	2,663

		16,164

	South Korea — 0.7%
109	Daishin Securities Co., Ltd. (m)	1,472
56	KT Corp. (m)	2,018
187	KT Corp., ADR (m)	3,798
73	KT&G Corp. (m)	4,325

		11,613

	Spain — 0.8%
640	Banco Santander S.A. (m)	8,177
177	Telefonica S.A. (m)	4,748

		12,925

	Sweden — 0.3%
363	Telefonaktiebolaget LM Ericsson, Class B (m)	5,508

	Switzerland — 0.5%
30	Zurich Financial Services AG (a) (m)	8,353

	Taiwan — 0.9%
228	Asustek Computer, Inc. (m)	2,058
2,281	Macronix International (m)	1,500
131	MediaTek, Inc. (m)	1,451
469	Novatek Microelectronics Corp. (m)	1,438
1,048	Quanta Computer, Inc. (m)	2,068
870	Taiwan Mobile Co., Ltd. (m)	2,247
297	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	4,002

		14,764

	Thailand — 0.6%
643	Advanced Info Service PCL (m)	2,004
1,353	Bangkok Expressway PCL (m)	811
1,463	Charoen Pokphand Foods PCL (m)	1,448
438	PTT Exploration & Production PCL, NVDR (m)	2,718
190	Siam Cement PCL (m)	2,637

		9,618

	Turkey — 0.5%
174	Ford Otomotiv Sanayi A.S. (m)	1,765
137	Tupras Turkiye Petrol Rafinerileri A.S. (m)	4,450

SHARES	SECURITY DESCRIPTION	VALUE

	Turkey — Continued
483	Turk Telekomunikasyon A.S. (m)	2,516

		8,731

	United Kingdom — 2.7%
179	British American Tobacco plc (m)	7,826
471	British Land Co. plc (m)	4,746
418	Cairn Energy plc (a) (m)	3,162
847	Centrica plc (m)	4,548
291	GlaxoSmithKline plc (m)	6,365
351	HSBC Holdings plc (m)	3,823
75	Land Securities Group plc (m)	981
144	Standard Chartered plc (m)	4,007
2,459	Vodafone Group plc (m)	7,110

		42,568

	United States — 12.9%
15	3M Co.	1,456
120	Abbott Laboratories (m)	6,241
36	AT&T, Inc.	1,110
147	Brandywine Realty Trust (m)	1,872
134	Bristol-Myers Squibb Co. (m)	3,753
2	Broder Brothers Co. (a) (f) (i)	11
127	Carnival Corp. (m)	4,825
27	CenturyLink, Inc.	1,090
71	Chevron Corp. (m)	7,717
27	Chubb Corp.	1,791
24	Cincinnati Financial Corp.	753
62	Cinemark Holdings, Inc.	1,261
29	CMS Energy Corp.	576
143	Coca-Cola Co. (The) (m)	9,637
4	Commercial Net Lease Realty	95
86	ConocoPhillips (m)	6,798
238	DCT Industrial Trust, Inc. (m)	1,385
23	Dr. Pepper Snapple Group, Inc.	887
139	Duke Realty Corp. (m)	2,114
204	E.l. du Pont de Nemours & Co. (m)	11,566
27	EastGroup Properties, Inc. (m)	1,221
4	Eurofresh, Inc., ADR (a) (f) (i)	3
409	Frontier Communications Corp. (m)	3,378
68	Gap, Inc. (The)	1,584
18	General Mills, Inc.	698
1	General Motors Co. (a)	16
29	Genuine Parts Co.	1,577
94	HCP, Inc. (m)	3,740
29	Health Care REIT, Inc. (m)	1,538
29	Home Depot, Inc.	1,075

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2011

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — Continued
	United States — Continued
18	Illinois Tool Works, Inc.	1,069
35	International Business Machines Corp. (m)	5,973
18	JM Smucker Co. (The)	1,314
21	Johnson & Johnson	1,391
9	Kimberly-Clark Corp.	587
56	Liberty Property Trust (m)	1,959
31	Lincare Holdings, Inc.	972
8	Lorillard, Inc.	885
11	M&T Bank Corp.	1,012
68	Mack-Cali Realty Corp. (m)	2,391
141	Mattel, Inc. (m)	3,768
71	McDonald’s Corp. (m)	5,592
196	Merck & Co., Inc. (m)	7,047
251	Microsoft Corp. (m)	6,523
29	Molex, Inc.	783
46	National Retail Properties, Inc. (m)	1,198
22	NextEra Energy, Inc.	1,221
17	Northeast Utilities	616
65	Old Republic International Corp.	822
36	Omega Healthcare Investors, Inc. (m)	829
99	Oneok, Inc. (m)	6,916
92	Paychex, Inc. (m)	2,997
64	Pennsylvania Real Estate Investment Trust (m)	1,014
103	People’s United Financial, Inc.	1,414
386	Pfizer, Inc. (m)	8,093
15	PG&E Corp.	683
33	Philip Morris International, Inc.	2,257
20	PPG Industries, Inc.	1,876
31	Procter & Gamble Co. (The)	2,022
47	Regal Entertainment Group, Class A	649
57	Regency Centers Corp. (m)	2,701
24	Sempra Energy	1,339
50	Senior Housing Properties Trust (m)	1,186
21	Snap-On, Inc.	1,269
40	Southern Co.	1,572
129	Sysco Corp. (m)	3,725
17	T. Rowe Price Group, Inc.	1,072
24	Time Warner Cable, Inc.	1,877
291	Time Warner, Inc. (m)	11,008
27	Travelers Cos., Inc. (The)	1,687
3	U.S. Concrete, Inc. (a)	32
1	Unisys Corp. (a)	24
199	Verizon Communications, Inc. (m)	7,533
17	Wal-Mart Stores, Inc.	953
28	Washington Real Estate Investment Trust (m)	904

SHARES	SECURITY DESCRIPTION	VALUE

	United States — Continued
40	Weingarten Realty Investors (m)	1,046
186	Wells Fargo & Co. (m)	5,415
36	Williams Cos., Inc. (The)	1,184
260	Xcel Energy, Inc. (m)	6,320

		204,488

	Total Common Stocks (Cost $591,182)	658,099

PRINCIPAL AMOUNT
Convertible Bonds — 1.7%
	Australia — 0.1%
AUD 1,300	CFS Retail Property Trust, 5.075%, 08/21/14	1,398
AUD 750	Western Areas NL, 8.000%, 07/02/12	889

		2,287

	Austria — 0.2%
EUR 1,100	IMMOFINANZ AG, 1.250%, 11/19/17	1,731
EUR 1,100	Steinhoff Finance Holding GmbH, 5.000%, 05/22/16	1,824

		3,555

	Bermuda — 0.1%
1,000	Petroplus Finance Ltd., 4.000%, 10/16/15	935

	Cayman Islands — 0.1%
1,000	Polarcus Ltd., 2.875%, 04/27/16	1,023
675	Suntech Power Holdings Co. Ltd., 3.000%, 03/15/13	629

		1,652

	France — 0.3%
EUR 5,958	Club Mediterranee, 6.110%, 11/01/15	1,765
EUR 859	Misarte, 3.250%, 01/01/16	2,001

		3,766

	India — 0.1%
1,100	Jaiprakash Power Ventures Ltd., 5.000%, 02/13/15	1,110
310	Suzlon Energy Ltd., Zero Coupon, 06/12/12	381

		1,491

	Luxembourg — 0.0% (g)
EUR 200	Espirito Santo Financial Group S.A., SUB, 5.050%, 11/15/25	192

	Netherlands — 0.0% (g)
EUR 300	Q-Cells International Finance B.V., 5.750%, 05/26/14	355

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	9

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Convertible Bonds — Continued
	Portugal — 0.0% (g)
EUR 350	Parpublica - Participacoes Publicas SGPS S.A., 5.250%, 09/28/17	525

	Singapore — 0.0% (g)
SGD 500	Yanlord Land Group Ltd., 5.850%, 07/13/14	421

	Spain — 0.2%
EUR 1,350	Abengoa S.A., 4.500%, 02/03/17	2,032
EUR 800	Fomento de Construcciones y Contratas S.A., 6.500%, 10/30/14	1,152

		3,184

	Sweden — 0.0% (g)
SEK 4,000	SAS AB, 7.500%, 04/01/15	626

	United Kingdom — 0.4%
GBP 300	International Power Finance Jersey III Ltd., 4.750%, 06/05/15	497
2,000	Salamander Energy plc, 5.000%, 03/30/15	2,324
GBP 200	SVG Capital plc, 8.250%, 06/05/16	338
GBP 1,200	TUI Travel plc, 6.000%, 10/05/14	2,078

		5,237

	United States — 0.2%
947	Advanced Micro Devices, Inc., 6.000%, 05/01/15	979
615	Ares Capital Corp., 5.125%, 06/01/16 (e)	638
1,463	Corporate Office Properties LP, 4.250%, 04/15/30 (e)	1,479
15	U.S. Concrete, Inc., 9.500%, 08/31/15 (e)	18

		3,114

	Total Convertible Bonds (Cost $24,459)	27,340

Corporate Bonds — 39.2%
	Australia — 0.1%
125	Boart Longyear Management Pty Ltd., 7.000%, 04/01/21 (e)	129
1,300	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15 (e)	1,372

		1,501

	Austria — 0.0% (g)
200	Sappi Papier Holding GmbH, 6.625%, 04/15/21 (e)	203

	Bahamas — 0.0% (g)
535	Ultrapetrol Bahamas Ltd., 9.000%, 11/24/14	540

	Bermuda — 0.2%
635	Aircastle Ltd., 9.750%, 08/01/18	716

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Bermuda — Continued
700	Catlin Insurance Co. Ltd., VAR, 7.249%, 01/19/17 (e) (x)	669
850	Digicel Group Ltd., 10.500%, 04/15/18 (e)	969
650	Digicel Ltd., 8.250%, 09/01/17 (e)	689
355	Global Crossing Ltd., 12.000%, 09/15/15	415
200	Seadrill Ltd., 6.500%, 10/05/15	197

		3,655

	Canada — 0.5%
1,250	Cascades, Inc., 7.750%, 12/15/17	1,334
175	Essar Steel Algoma, Inc., 9.375%, 03/15/15 (e)	175
470	Garda World Security Corp., 9.750%, 03/15/17 (e)	504
	Gibson Energy ULC/GEP Midstream Finance Corp.,
240	10.000%, 01/15/18	254
440	11.750%, 05/27/14	490
135	Precision Drilling Corp., 6.625%, 11/15/20 (e)	140
	Quebecor Media, Inc.,
750	7.750%, 03/15/16	781
3,550	7.750%, 03/15/16	3,687
	Quebecor World Capital Corp.,
50	6.125%, 11/15/13 (d)	3
50	9.750%, 01/15/15 (d)	3
200	Taseko Mines Ltd., 7.750%, 04/15/19	207
575	Trinidad Drilling Ltd., 7.875%, 01/15/19 (e)	610
225	Videotron Ltee, 9.125%, 04/15/18	252

		8,440

	Cayman Islands — 0.1%
	Seagate HDD Cayman,
45	6.875%, 05/01/20 (e)	46
460	7.750%, 12/15/18 (e)	487
150	Seagate Technology HDD Holdings, 6.800%, 10/01/16	160
625	UPCB Finance III Ltd., 6.625%, 07/01/20 (e)	615

		1,308

	France — 0.1%
	CMA CGM S.A.,
400	7.250%, 02/01/13 (e)	406
450	8.500%, 04/15/17 (e)	443
150	Pernod-Ricard S.A., 5.750%, 04/07/21 (e)	154
600	Rhodia S.A., 6.875%, 09/15/20 (e)	698

		1,701

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Germany — 0.4%
4,100	Deutsche Bank AG, 10.250%, 07/15/27 (a) (f) (i)	5,586
800	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.125%, 12/01/17 (e)	846

		6,432

	Ireland — 0.4%
	Ardagh Packaging Finance plc,
200	7.375%, 10/15/17 (e)	215
4,050	9.125%, 10/15/20 (e)	4,474
	Elan Finance plc/Elan Finance Corp.,
900	8.750%, 10/15/16	962
600	8.750%, 10/15/16 (e)	640
500	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748%, 02/02/21 (e)	528

		6,819

	Kazakhstan — 0.9%
11,770	KazMunaiGas National Co., 11.750%, 01/23/15	14,698

	Luxembourg — 1.9%
	APERAM,
150	7.375%, 04/01/16 (e)	155
150	7.750%, 04/01/18 (e)	155
225	Calcipar S.A., 6.875%, 05/01/18 (e)	231
725	Intelsat Intermediate Holding Co. S.A., SUB, 9.500%, 02/01/15	748
	Intelsat Jackson Holdings S.A.,
250	7.250%, 04/01/19 (e)	254
4,195	7.250%, 10/15/20 (e)	4,226
350	7.500%, 04/01/21 (e)	355
125	8.500%, 11/01/19	135
1,250	9.500%, 06/15/16	1,316
4,280	11.250%, 06/15/16	4,547
	Intelsat Luxembourg S.A.,
2,250	11.250%, 02/04/17	2,455
3,442	PIK, 12.500%, 02/04/17 (e)	3,770
55	Intelsat Subsidiary Holding Co. S.A., 8.875%, 01/15/15	57
750	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., 10.500%, 04/15/18	846
5,500	RSHB Capital S.A. for OJSC Russian Agricultural Bank, 9.000%, 06/11/14	6,277
	Wind Acquisition Finance S.A.,
200	7.250%, 02/15/18 (e)	212

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Luxembourg — Continued
2,030	11.750%, 07/15/17 (e)	2,359

		28,098

	Mexico — 0.3%
	Cemex S.A.B. de C.V.,
1,400	4.875%, 03/15/15	1,404
650	9.000%, 01/11/18 (e)	674
2,000	VAR, 5.301%, 09/30/15 (e)	1,982
	Kansas City Southern de Mexico S.A. de C.V.,
243	6.625%, 12/15/20 (e)	251
600	8.000%, 02/01/18	664

		4,975

	Netherlands — 0.3%
3,600	NXP B.V./NXP Funding LLC, 9.750%, 08/01/18 (e)	4,167

	Norway — 0.0% (g)
700	Sevan Marine ASA, VAR, 3.443%, 05/14/13 (e)	634

	United Arab Emirates — 0.3%
	Dubai Electricity & Water Authority,
5,070	8.500%, 04/22/15 (e)	5,552

		5,552

	United Kingdom — 0.2%
250	Barclays Bank plc, VAR, 7.434%, 12/15/17 (e) (x)	260
2,250	Ineos Finance plc, 9.000%, 05/15/15 (e)	2,464
	Virgin Media Finance plc,
900	8.375%, 10/15/19	1,017
245	9.125%, 08/15/16	260

		4,001

	United States — 33.5%
919	AbitibiBowater, Inc., 10.250%, 10/15/18 (e)	1,015
	Accellent, Inc.,
2,750	8.375%, 02/01/17	2,945
750	10.000%, 11/01/17 (e)	758
	ACCO Brands Corp.,
750	7.625%, 08/15/15	769
750	10.625%, 03/15/15	845
2,525	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	2,550
736	ACL I Corp., PIK, 10.625%, 02/15/16 (e)	749
	Advanced Micro Devices, Inc.,
500	7.750%, 08/01/20	521
200	8.125%, 12/15/17	212

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	11

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
	AES Corp. (The),
1,000	8.000%, 10/15/17	1,088
750	9.750%, 04/15/16	868
993	AES Eastern Energy LP, 9.000%, 01/02/17	683
38	AK Steel Corp., 7.625%, 05/15/20	40
1,250	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	1,138
200	Aleris International, Inc., 7.625%, 02/15/18 (e)	205
400	Allbritton Communications Co., 8.000%, 05/15/18	424
900	Alliance One International, Inc., 10.000%, 07/15/16	920
	Alliant Techsystems, Inc.,
1,850	6.750%, 04/01/16	1,915
75	6.875%, 09/15/20	79
	Ally Financial, Inc.,
2,900	6.250%, 12/01/17 (e)	3,023
6,250	6.750%, 12/01/14	6,671
900	7.500%, 09/15/20 (e)	981
1,050	8.000%, 11/01/31	1,184
270	Alta Mesa Holdings/Alta Mesa Finance Services Corp., 9.625%, 10/15/18 (e)	277
1,800	AMC Entertainment, Inc., 8.750%, 06/01/19	1,953
215	American Achievement Corp., 10.875%, 04/15/16 (e)	213
1,000	American Airlines 2011-1 Class B Pass-Through Trust, 7.000%, 01/31/18 (e)	965
437	American Airlines Pass Through Trust 2001-01, 7.377%, 05/23/19	409
1,100	American International Group, Inc., VAR, 8.175%, 05/15/58	1,232
238	American Petroleum Tankers LLC/AP Tankers Co., 10.250%, 05/01/15 (e)	252
225	American Standard Americas, 10.750%, 01/15/16 (e)	240
175	AmeriGas Partners LP/AmeriGas Finance Corp., 6.500%, 05/20/21	181
740	Ameristar Casinos, Inc., 7.500%, 04/15/21 (e)	758
63	AMGH Merger Sub, Inc., 9.250%, 11/01/18 (e)	68
	Amkor Technology, Inc.,
2,295	7.375%, 05/01/18	2,409
250	9.250%, 06/01/16	263
250	Amsted Industries, Inc., 8.125%, 03/15/18 (e)	268
1,052	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	1,110
	Arch Coal, Inc.,
300	7.250%, 10/01/20	324

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,575	8.750%, 08/01/16	1,764
1,750	Armored Autogroup, Inc., 9.250%, 11/01/18 (e)	1,794
500	Associated Materials LLC, 9.125%, 11/01/17 (e)	538
1,540	Atkore International, Inc., 9.875%, 01/01/18 (e)	1,675
	Avaya, Inc.,
3,085	7.000%, 04/01/19 (e)	3,054
900	9.750%, 11/01/15	929
1,250	PIK, 10.875%, 11/01/15	1,294
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
1,450	8.250%, 01/15/19	1,541
2,640	9.625%, 03/15/18	2,930
375	Aviv Healthcare Properties LP, 7.750%, 02/15/19 (e)	396
270	Ball Corp., 5.750%, 05/15/21	267
	Bank of America Corp.,
250	5.625%, 07/01/20	262
570	VAR, 8.000%, 01/30/18 (x)	617
170	VAR, 8.125%, 05/15/18 (x)	184
350	BankAmerica Institutional Capital B, 7.700%, 12/31/26 (e)	357
100	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., 10.500%, 08/15/14	99
180	BE Aerospace, Inc., 6.875%, 10/01/20	189
400	Beazer Homes USA Inc., 8.125%, 06/15/16	395
10	Belden, Inc., 9.250%, 06/15/19	11
	Berry Plastics Corp.,
170	9.500%, 05/15/18	171
200	9.750%, 01/15/21 (e)	201
595	Bill Barrett Corp., 9.875%, 07/15/16	677
6,000	Biomet, Inc., PIK, 11.125%, 10/15/17	6,667
50	Block Communications, Inc., 8.250%, 12/15/15 (e)	51
1,410	Blue Merger Sub, Inc., 7.625%, 02/15/19 (e)	1,443
125	Boise Paper Holdings LLC/Boise Co.-Issuer Co., 8.000%, 04/01/20	136
275	Bresnan Broadband Holdings LLC, 8.000%, 12/15/18 (e)	292
750	Briggs & Stratton Corp., 6.875%, 12/15/20	797
360	Brigham Exploration Co., 8.750%, 10/01/18	401
305	Brightstar Corp., 9.500%, 12/01/16 (e)	326
28	Broder Brothers Co., PIK, 12.000%, 10/15/13 (e)	28

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
	Building Materials Corp of America,
400	6.750%, 05/01/21 (e)	406
500	6.875%, 08/15/18 (e)	516
1,092	Bumble Bee Acquisition Corp., 9.000%, 12/15/17 (e)	1,144
1,000	Burger King Corp., 9.875%, 10/15/18	1,058
7,200	Caesars Entertainment Operating Co., Inc., 11.250%, 06/01/17	8,207
970	Calfrac Holdings LP, 7.500%, 12/01/20 (e)	1,016
75	Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.000%, 06/01/16 (e)	82
	Calpine Corp.,
62	7.250%, 10/15/17 (e)	65
665	7.500%, 02/15/21 (e)	703
335	7.875%, 01/15/23 (e)	357
180	Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.375%, 05/01/19 (e)	188
1,050	Capella Healthcare, Inc., 9.250%, 07/01/17 (e)	1,131
450	Capital One Capital V, 10.250%, 08/15/39	486
350	Carriage Services, Inc., 7.875%, 01/15/15	357
375	Carrizo Oil & Gas, Inc., 8.625%, 10/15/18 (e)	400
1,000	Case New Holland, Inc., 7.875%, 12/01/17 (e)	1,118
350	Casella Waste Systems, Inc., 7.750%, 02/15/19 (e)	358
670	Catalent Pharma Solutions, Inc., PIK, 9.500%, 04/15/15	686
770	CB Richard Ellis Services, Inc., 6.625%, 10/15/20	805
300	CCH II LLC/CCH II Capital Corp., 13.500%, 11/30/16	362
	CCO Holdings LLC/CCO Holdings Capital Corp.,
295	7.000%, 01/15/19	309
270	7.000%, 01/15/19 (e)	282
2,085	7.250%, 10/30/17	2,221
3,975	7.875%, 04/30/18	4,307
2,022	8.125%, 04/30/20	2,249
550	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 9.125%, 08/01/18 (e)	600
175	Celanese US Holdings LLC, 6.625%, 10/15/18	184
250	Cengage Learning Acquisitions, Inc., 10.500%, 01/15/15 (e)	257
1,500	Central Garden & Pet Co., 8.250%, 03/01/18	1,583
375	Century Aluminum Co., 8.000%, 05/15/14	390

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Cenveo Corp.,
1,549	8.875%, 02/01/18	1,556
50	10.500%, 08/15/16 (e)	51
2,798	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	3,001
	CF Industries, Inc.,
60	6.875%, 05/01/18	67
25	7.125%, 05/01/20	29
930	Chemtura Corp., 7.875%, 09/01/18 (e)	997
	Chesapeake Energy Corp.,
475	6.125%, 02/15/21	490
65	6.875%, 08/15/18	71
150	9.500%, 02/15/15	181
1,000	Chinos Acquisition Corp., 8.125%, 03/01/19 (e)	990
185	Chiquita Brands International, Inc., 8.875%, 12/01/15	191
3,986	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	4,076
150	Chukchansi Economic Development Authority, VAR, 3.943%, 11/15/12 (e)	120
215	Cincinnati Bell, Inc., 8.250%, 10/15/17	218
	CIT Group, Inc.,
80	6.625%, 04/01/18 (e)	86
615	7.000%, 05/01/15	623
4,350	7.000%, 05/01/16	4,383
7,405	7.000%, 05/01/17	7,464
175	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	206
1,000	Citigroup Capital XXI, VAR, 8.300%, 12/21/57	1,039
	CityCenter Holdings LLC/CityCenter Finance Corp.,
250	7.625%, 01/15/16 (e)	261
1,150	PIK, 11.500%, 01/15/17 (e)	1,210
955	CKE Restaurants, Inc., 11.375%, 07/15/18	1,065
3,000	Claire’s Stores, Inc., 8.875%, 03/15/19 (e)	2,918
650	Clear Channel Communications, Inc., 9.000%, 03/01/21 (e)	661
	Clear Channel Worldwide Holdings, Inc.,
3,900	9.250%, 12/15/17	4,339
250	9.250%, 12/15/17	278
	Clearwire Communications LLC/Clearwire Finance, Inc.,
4,583	12.000%, 12/01/15 (e)	4,972
1,383	12.000%, 12/01/15 (e)	1,504
55	12.000%, 12/01/17 (e)	60

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	13

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
400	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.250%, 12/15/17	438
775	CNG Holdings, Inc., 12.250%, 02/15/15 (e)	856
940	CNL Income Properties, Inc., 7.250%, 04/15/19 (e)	917
270	Cogent Communications Group, Inc., 8.375%, 02/15/18 (e)	280
170	Colt Defense LLC/Colt Finance Corp., 8.750%, 11/15/17 (e)	142
380	Columbus McKinnon Corp., 7.875%, 02/01/19 (e)	391
895	Commercial Barge Line Co., 12.500%, 07/15/17	1,038
125	Commercial Vehicle Group, Inc., 7.875%, 04/15/19 (e)	128
450	Community Choice Financial, Inc., 10.750%, 05/01/19 (e)	461
	Comstock Resources, Inc.,
450	7.750%, 04/01/19	462
950	8.375%, 10/15/17	1,003
	Consol Energy, Inc.,
100	8.000%, 04/01/17	111
350	8.250%, 04/01/20	390
125	Constar International, Inc., VAR, Zero Coupon, 02/15/12 (d)	54
	Constellation Brands, Inc.,
1,000	7.250%, 09/01/16	1,090
2,100	7.250%, 05/15/17	2,289
452	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	443
106	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	111
225	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	238
	Continental Resources, Inc.,
175	7.125%, 04/01/21	186
475	7.375%, 10/01/20	512
750	Corrections Corp. of America, 7.750%, 06/01/17	821
575	Covanta Holding Corp., 7.250%, 12/01/20	615
700	CPI International Acquisition, Inc., 8.000%, 02/15/18 (e)	704
111	CPM Holdings, Inc., 10.625%, 09/01/14 (e)	121
	Cricket Communications, Inc.,
15	7.750%, 05/15/16	16
1,050	7.750%, 10/15/20	1,072

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,500	Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%, 02/15/18	1,639
	CSC Holdings LLC,
375	7.625%, 07/15/18	412
440	7.875%, 02/15/18	488
284	8.625%, 02/15/19	327
40	Cumulus Media, Inc., 7.750%, 05/01/19 (e)	40
900	D.R. Horton, Inc., 5.625%, 01/15/16	914
175	Da-Lite Screen Co., Inc., 12.500%, 04/01/15	207
85	Dave & Buster’s, Inc., 11.000%, 06/01/18	93
	DaVita, Inc.,
225	6.375%, 11/01/18	230
225	6.625%, 11/01/20	231
115	Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	117
368	Delta Air Lines 2007-1 Class C Pass-Through Trust, 8.954%, 08/10/14	378
90	Delta Air Lines 2009-1 Series B Pass-Through Trust, 9.750%, 12/17/16	96
1,060	Deluxe Corp., 7.000%, 03/15/19 (e)	1,068
	Denbury Resources, Inc.,
270	6.375%, 08/15/21	278
500	9.750%, 03/01/16	564
500	Developers Diversified Realty Corp., 7.875%, 09/01/20	581
215	DigitalGlobe, Inc., 10.500%, 05/01/14	242
150	DineEquity, Inc., 9.500%, 10/30/18 (e)	164
	DISH DBS Corp.,
4,500	7.125%, 02/01/16	4,792
965	7.750%, 05/31/15	1,052
7,840	7.875%, 09/01/19	8,486
	DJO Finance LLC/DJO Finance Corp.,
750	7.750%, 04/15/18 (e)	771
500	10.875%, 11/15/14	544
190	Dunkin Finance Corp., 9.625%, 12/01/18 (e)	194
682	DuPont Fabros Technology LP, 8.500%, 12/15/17	754
200	Dycom Investments, Inc., 7.125%, 01/15/21 (e)	207
	Dynegy Holdings, Inc.,
100	7.125%, 05/15/18	74
1,454	7.750%, 06/01/19	1,134
600	Dynegy Roseton/Danskammer Pass-Through Trust, 7.670%, 11/08/16	558
1,230	Eastman Kodak Co., 9.750%, 03/01/18 (e)	1,212
1,000	Easton-Bell Sports, Inc., 9.750%, 12/01/16	1,120

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
	Edison Mission Energy,
1,546	7.200%, 05/15/19	1,210
54	7.750%, 06/15/16	46
25	El Paso Pipeline Partners Operating Co., LLC, 6.500%, 04/01/20	28
2,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/20	2,150
185	Energy XXI Gulf Coast, Inc., 7.750%, 06/15/19 (e)	189
35	Equinix, Inc., 8.125%, 03/01/18	38
16	Eurofresh, Inc., 15.000%, 11/18/16 (f) (i)	16
35	Express LLC/Express Finance Corp., 8.750%, 03/01/18	38
840	Exterran Holdings, Inc., 7.250%, 12/01/18 (e)	874
950	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21 (e)	931
150	Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., 8.625%, 06/15/20	163
53	FGI Holding Co., Inc., PIK, 11.250%, 10/01/15 (e)	53
2,000	FGI Operating Co., Inc., 10.250%, 08/01/15	2,163
	Fidelity National Information Services, Inc.,
50	7.625%, 07/15/17	55
900	7.875%, 07/15/20	994
	First Data Corp.,
943	8.250%, 01/15/21 (e)	938
3,485	8.875%, 08/15/20 (e)	3,816
754	9.875%, 09/24/15	779
437	12.625%, 01/15/21 (e)	479
3,605	PIK, 8.750%, 01/15/22 (e)	3,596
275	First Industrial LP, 6.420%, 06/01/14	283
695	Forbes Energy Services LLC/Forbes Energy Capital, Inc., 11.000%, 02/15/15	740
59	Ford Holdings LLC, 9.300%, 03/01/30	74
	Ford Motor Co.,
2,000	7.450%, 07/16/31	2,281
125	7.750%, 06/15/43	133
100	8.900%, 01/15/32	117
50	9.980%, 02/15/47	62
	Ford Motor Credit Co. LLC,
200	5.750%, 02/01/21	204
4,125	6.625%, 08/15/17	4,541
2,300	7.000%, 04/15/15	2,526
3,250	8.000%, 12/15/16	3,778
100	8.125%, 01/15/20	119
47	9.875%, 08/10/11	48

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
95	Foresight Energy LLC/Foresight Energy Corp., 9.625%, 08/15/17 (e)	103
1,000	Forest City Enterprises, Inc., 6.500%, 02/01/17	960
455	Forest Oil Corp., 7.250%, 06/15/19	473
	Freescale Semiconductor, Inc.,
3,975	9.250%, 04/15/18 (e)	4,412
230	10.125%, 03/15/18 (e)	261
150	10.750%, 08/01/20 (e)	173
275	Fresenius Medical Care U.S. Finance, Inc., 5.750%, 02/15/21 (e)	268
	Frontier Communications Corp.,
20	7.125%, 03/15/19	20
25	8.250%, 04/15/17	27
1,000	8.500%, 04/15/20	1,084
25	8.750%, 04/15/22	27
315	Frontier Oil Corp., 6.875%, 11/15/18	329
100	FTI Consulting, Inc., 7.750%, 10/01/16	105
	Gannett Co., Inc.,
100	7.125%, 09/01/18 (e)	100
143	10.000%, 04/01/16	166
1,750	GCI, Inc., 8.625%, 11/15/19	1,929
100	General Cable Corp., VAR, 2.679%, 04/01/15	99
593	General Maritime Corp., 12.000%, 11/15/17	554
365	Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 12/15/18 (e)	370
140	GenOn Energy Inc., 9.875%, 10/15/20 (e)	150
25	Genworth Financial, Inc., 7.200%, 02/15/21	25
	Geo Group, Inc. (The),
1,132	6.625%, 02/15/21 (e)	1,129
750	7.750%, 10/15/17	803
350	Georgia-Pacific LLC, 5.400%, 11/01/20 (e)	353
300	Giant Funding Corp., 8.250%, 02/01/18 (e)	311
1,750	Giraffe Acquisition Corp., 9.125%, 12/01/18 (e)	1,715
180	Global Geophysical Services, Inc., 10.500%, 05/01/17	195
2,425	Goodyear Tire & Rubber Co. (The), 8.250%, 08/15/20	2,695
	Graham Packaging Co. LP/GPC Capital Corp. I,
1,250	8.250%, 01/01/17	1,356
1,250	8.250%, 10/01/18	1,366
	Graphic Packaging International, Inc.,
240	7.875%, 10/01/18	261
150	9.500%, 06/15/17	168

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	15

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
125	Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19 (e)	128
2,500	Griffon Corp., 7.125%, 04/01/18 (e)	2,591
2,450	Hanesbrands, Inc., 8.000%, 12/15/16	2,661
1,150	Harland Clarke Holdings Corp., VAR, 6.000%, 05/15/15	1,049
3,300	HCA Holdings, Inc., 7.750%, 05/15/21 (e)	3,449
	HCA, Inc.,
50	7.250%, 09/15/20	54
5,525	9.250%, 11/15/16	5,925
6,340	PIK, 9.625%, 11/15/16	6,807
2,150	Health Management Associates, Inc., 6.125%, 04/15/16	2,228
2,500	Hertz Corp. (The), 6.750%, 04/15/19 (e)	2,550
50	Hexcel Corp., 6.750%, 02/01/15	51
	Hilcorp Energy I LP/Hilcorp Finance Co.,
568	7.625%, 04/15/21 (e)	596
1,145	8.000%, 02/15/20 (e)	1,228
25	Holly Corp., 9.875%, 06/15/17	28
	Holly Energy Partners LP/Holly Energy Finance Corp.,
25	6.250%, 03/01/15	25
50	8.250%, 03/15/18 (e)	54
	Homer City Funding LLC,
64	8.137%, 10/01/19	58
183	8.734%, 10/01/26	162
	Host Hotels & Resorts LP,
175	6.000%, 11/01/20	174
1,500	6.750%, 06/01/16	1,548
400	HSN, Inc., 11.250%, 08/01/16	454
	HUB International Holdings, Inc.,
65	9.000%, 12/15/14 (e)	68
800	10.250%, 06/15/15 (e)	832
	Huntington Ingalls Industries, Inc.,
380	6.875%, 03/15/18 (e)	400
190	7.125%, 03/15/21 (e)	200
2,690	Huntsman International LLC, 5.500%, 06/30/16	2,683
1,625	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19 (e)	1,649
680	iGate Corp., 9.000%, 05/01/16 (e)	697
1,020	ILFC E-Capital Trust I, VAR, 5.970%, 12/21/65 (e)	851
1,950	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	1,677

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Inergy LP/Inergy Finance Corp.,
250	6.875%, 08/01/21 (e)	265
150	7.000%, 10/01/18 (e)	158
450	Ingles Markets, Inc., 8.875%, 05/15/17	486
946	Intcomex, Inc., 13.250%, 12/15/14	996
1,200	Interactive Data Corp., 10.250%, 08/01/18 (e)	1,346
1,250	Interface, Inc., 7.625%, 12/01/18	1,339
	International Lease Finance Corp.,
875	8.250%, 12/15/20	976
1,700	8.625%, 09/15/15 (e)	1,870
5,800	8.750%, 03/15/17 (e)	6,524
50	International Wire Group, Inc., 9.750%, 04/15/15 (e)	53
	Iron Mountain, Inc.,
1,327	8.375%, 08/15/21	1,413
1,690	8.750%, 07/15/18	1,771
	Isle of Capri Casinos, Inc.,
499	7.000%, 03/01/14	500
1,200	7.750%, 03/15/19 (e)	1,224
100	James River Escrow, Inc., 7.875%, 04/01/19 (e)	105
	Jarden Corp.,
1,600	7.500%, 05/01/17	1,718
1,375	7.500%, 01/15/20	1,468
245	8.000%, 05/01/16	269
660	JMC Steel Group, 8.250%, 03/15/18 (e)	691
509	K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	542
295	Kemet Corp., 10.500%, 05/01/18	334
295	Kennedy-Wilson, Inc., 8.750%, 04/01/19 (e)	302
330	Key Energy Services, Inc., 6.750%, 03/01/21	339
550	Knowledge Learning Corp., 7.750%, 02/01/15 (e)	550
	Kratos Defense & Security Solutions, Inc.,
740	10.000%, 06/01/17 (e)	812
	Lamar Media Corp.,
32	6.625%, 08/15/15	33
350	7.875%, 04/15/18	376
90	Landry’s Holdings, Inc., 11.500%, 06/01/14 (e)	89
	Landry’s Restaurants, Inc.,
1,110	11.625%, 12/01/15 (e)	1,202
	Lennar Corp.,
320	5.600%, 05/31/15	318
535	6.950%, 06/01/18	525

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
275	12.250%, 06/01/17	340
1,000	Level 3 Communications, Inc., 11.875%, 02/01/19 (e)	1,108
	Level 3 Financing, Inc.,
1,000	8.750%, 02/15/17	1,036
58	9.250%, 11/01/14	60
225	9.375%, 04/01/19 (e)	239
455	10.000%, 02/01/18	491
1,530	Libbey Glass, Inc., 10.000%, 02/15/15	1,672
	Liberty Mutual Group, Inc.,
2,450	7.800%, 03/15/37 (e)	2,487
2,400	VAR, 10.750%, 06/15/58 (e)	3,264
200	Liberty Tire Recycling, 11.000%, 10/01/16 (e)	224
200	LifePoint Hospitals, Inc., 6.625%, 10/01/20 (e)	209
1,750	Limited Brands, Inc., 6.625%, 04/01/21	1,811
	Lyondell Chemical Co.,
103	8.000%, 11/01/17 (e)	115
1,377	11.000%, 05/01/18	1,556
900	M/I Homes, Inc., 8.625%, 11/15/18 (e)	896
150	Mac-Gray Corp., 7.625%, 08/15/15	153
2,700	Marina District Finance Co., Inc., 9.875%, 08/15/18 (e)	2,896
200	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.750%, 11/01/20	207
40	Mashantucket Western Pequot Tribe, 8.500%, 11/15/15 (d) (e)	5
1,175	McClatchy Co. (The), 11.500%, 02/15/17	1,284
625	McJunkin Red Man Corp., 9.500%, 12/15/16 (e)	642
550	Media General, Inc., 11.750%, 02/15/17	558
881	Mediacom LLC/Mediacom Capital Corp., 9.125%, 08/15/19	956
500	MEMC Electronic Materials, Inc., 7.750%, 04/01/19 (e)	519
	MetroPCS Wireless, Inc.,
750	6.625%, 11/15/20	751
2,055	7.875%, 09/01/18	2,214
	MGM Resorts International,
810	5.875%, 02/27/14	792
802	6.625%, 07/15/15	773
3,043	7.500%, 06/01/16	2,952
67	7.625%, 01/15/17	65
3,750	9.000%, 03/15/20	4,180
150	10.000%, 11/01/16 (e)	162
500	11.125%, 11/15/17	581
3,350	11.375%, 03/01/18	3,818

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Michael’s Stores, Inc.,
2,640	7.750%, 11/01/18 (e)	2,725
210	11.375%, 11/01/16	229
190	SUB, 0.000%, 11/01/16	196
347	Midwest Generation LLC, 8.560%, 01/02/16	353
1,461	Mirant Mid Atlantic Pass-Through Trust, 10.060%, 12/30/28	1,637
150	Mobile Mini, Inc., 7.875%, 12/01/20 (e)	159
150	Moog, Inc., 7.250%, 06/15/18	159
	Motors Liquidation Co.,
10	0.000%, 05/01/28 (d)	—	(h)
115	0.000%, 07/15/33 (d)	3
11	0.000%, 03/15/36 (d)	—	(h)
2,253	Multiplan, Inc., 9.875%, 09/01/18 (e)	2,439
360	Murray Energy Corp., 10.250%, 10/15/15 (e)	387
	Mylan, Inc.,
1,050	7.625%, 07/15/17 (e)	1,150
1,200	7.875%, 07/15/20 (e)	1,326
200	NAI Entertainment Holdings LLC, 8.250%, 12/15/17 (e)	216
200	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	252
1,101	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17	1,190
150	Navios South American Logisitcs, Inc./Navios Logistics Finance U.S., Inc., 9.250%, 04/15/19 (e)	153
50	NB Capital Trust IV, 8.250%, 04/15/27	51
	Nebraska Book Co., Inc.,
86	8.625%, 03/15/12	66
100	10.000%, 12/01/11	100
1,500	Needle Merger Sub Corp., 8.125%, 03/15/19 (e)	1,538
1,000	New Enterprise Stone & Lime Co., 11.000%, 09/01/18 (e)	1,004
	Newfield Exploration Co.,
675	6.875%, 02/01/20	713
250	7.125%, 05/15/18	268
	NewPage Corp.,
500	10.000%, 05/01/12	294
2,000	11.375%, 12/31/14	1,990
477	Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.375%, 03/01/18 (e)	495
1,375	Nextel Communications, Inc., 7.375%, 08/01/15	1,385

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	17

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
	NFR Energy LLC/NFR Energy Finance Corp.,
320	9.750%, 02/15/17 (e)	317
125	Nielsen Finance LLC/Nielsen Finance Co., 7.750%, 10/15/18 (e)	135
	NII Capital Corp.,
750	7.625%, 04/01/21	793
415	8.875%, 12/15/19	459
10	10.000%, 08/15/16	11
736	Noranda Aluminum Acquisition Corp., PIK, 5.193%, 05/15/15	716
410	Nortek, Inc., 8.500%, 04/15/21 (e)	409
500	Northern Tier Energy LLC/Northern Tier Finance Corp., 10.500%, 12/01/17 (e)	565
48	Northwest Airlines, Inc. 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	49
	NRG Energy, Inc.,
1,750	7.375%, 02/01/16	1,815
750	7.375%, 01/15/17	785
2,000	7.625%, 01/15/18 (e)	2,100
900	Ocean Rig UDW, Inc., 9.500%, 04/27/16 (e)	900
660	Omega Healthcare Investors, Inc., 6.750%, 10/15/22 (e)	671
1,000	Omnicare, Inc., 7.750%, 06/01/20	1,075
505	Omnova Solutions, Inc., 7.875%, 11/01/18 (e)	518
120	OnCure Holdings, Inc., 11.750%, 05/15/17	125
485	Oppenheimer Holdings, Inc., 8.750%, 04/15/18 (e)	507
	PAETEC Holding Corp.,
975	8.875%, 06/30/17	1,064
1,000	9.500%, 07/15/15	1,050
2,250	9.875%, 12/01/18 (e)	2,436
750	Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp., 8.875%, 04/15/17 (e)	778
220	Parker Drilling Co., 9.125%, 04/01/18	244
50	Patriot Coal Corp., 8.250%, 04/30/18	54
	Peninsula Gaming LLC,
500	8.375%, 08/15/15	535
1,625	10.750%, 08/15/17	1,796
	Penn Virginia Corp.,
460	7.250%, 04/15/19	464
150	10.375%, 06/15/16	170
200	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 8.250%, 04/15/18	214
200	Petco Animal Supplies, Inc., 9.250%, 12/01/18 (e)	216

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Petrohawk Energy Corp.,
750	7.250%, 08/15/18	797
200	7.875%, 06/01/15	212
750	10.500%, 08/01/14	860
325	PHI, Inc., 8.625%, 10/15/18	345
990	Pilgrim’s Pride Corp., 7.875%, 12/15/18 (e)	928
	Pinnacle Entertainment, Inc.,
250	8.625%, 08/01/17	275
1,450	8.750%, 05/15/20	1,559
155	Pioneer Drilling Co., 9.875%, 03/15/18	167
	Pioneer Natural Resources Co.,
425	6.875%, 05/01/18	462
231	7.500%, 01/15/20	262
150	Pittsburgh Glass Works LLC, 8.500%, 04/15/16 (e)	157
	Plains Exploration & Production Co.,
135	6.625%, 05/01/21	136
30	7.625%, 04/01/20	32
150	Plastipak Holdings, Inc., 8.500%, 12/15/15 (e)	158
1,510	PolyOne Corp., 7.375%, 09/15/20	1,611
225	Production Resource Group, Inc., 8.875%, 05/01/19 (e)	232
50	ProQuest LLC/ProQuest Notes Co., 9.000%, 10/15/18 (e)	52
1,246	QEP Resources, Inc., 6.875%, 03/01/21	1,343
300	Quality Distribution LLC/QD Capital Corp., 9.875%, 11/01/18 (e)	312
2,281	Quiksilver, Inc., 6.875%, 04/15/15	2,250
	QVC, Inc.,
10	7.125%, 04/15/17 (e)	11
10	7.375%, 10/15/20 (e)	11
1,400	7.500%, 10/01/19 (e)	1,487
	Qwest Communications International, Inc.,
160	7.125%, 04/01/18	174
2,000	7.500%, 02/15/14	2,040
1,000	8.000%, 10/01/15	1,098
35	Qwest Corp., 7.625%, 06/15/15	40
90	Radiation Therapy Services, Inc., 9.875%, 04/15/17	92
1,000	RadioShack Corp., 6.750%, 05/15/19 (e)	1,006
1,087	RailAmerica, Inc., 9.250%, 07/01/17	1,209
600	Rain CII Carbon LLC and CII Carbon Corp., 8.000%, 12/01/18 (e)	630
	Range Resources Corp.,
10	6.750%, 08/01/20	11
200	7.250%, 05/01/18	213

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
125	7.500%, 05/15/16	130
2,550	RBS Global, Inc./Rexnord LLC, 8.500%, 05/01/18	2,767
295	Real Mex Restaurants, Inc., 14.000%, 01/01/13	302
200	Rent-A-Center, Inc., 6.625%, 11/15/20 (e)	200
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
400	6.875%, 02/15/21 (e)	413
750	7.125%, 04/15/19 (e)	782
800	8.250%, 02/15/21 (e)	813
2,750	8.500%, 05/15/18 (e)	2,832
4,100	9.000%, 04/15/19 (e)	4,319
	Rite Aid Corp.,
2,050	7.500%, 03/01/17	2,089
1,500	8.000%, 08/15/20	1,616
1,000	9.500%, 06/15/17	925
500	9.750%, 06/12/16	563
1,000	10.250%, 10/15/19	1,110
	RSC Equipment Rental, Inc./RSC Holdings III LLC,
1,855	8.250%, 02/01/21 (e)	1,957
831	9.500%, 12/01/14	870
300	Ryerson, Inc., 12.000%, 11/01/15	324
415	Sabra Health Care LP/Sabra Capital Corp., 8.125%, 11/01/18	435
750	Scotts Miracle-Gro Co. (The), 7.250%, 01/15/18	801
3,250	Sealy Mattress Co., 8.250%, 06/15/14	3,258
2,000	Sears Holdings Corp., 6.625%, 10/15/18 (e)	1,958
1,029	Select Medical Corp., 7.625%, 02/01/15	1,056
1,600	Seminole Hard Rock Entertainment, Inc., VAR, 2.809%, 03/15/14 (e)	1,564
50	Seminole Indian Tribe of Florida, 7.750%, 10/01/17 (e)	54
575	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	607
	Service Corp. International,
1,750	6.750%, 04/01/15	1,882
680	6.750%, 04/01/16	731
100	7.000%, 05/15/19	106
250	7.625%, 10/01/18	280
500	ServiceMaster Co. (The), PIK, 10.750%, 07/15/15 (e)	531
220	Severstal Columbus LLC, 10.250%, 02/15/18	246
300	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	210
1,500	Simmons Bedding Co., 11.250%, 07/15/15 (e)	1,605

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,000	Simmons Foods, Inc., 10.500%, 11/01/17 (e)	1,078
	Sirius XM Radio, Inc.,
150	8.750%, 04/01/15 (e)	168
350	9.750%, 09/01/15 (e)	394
605	Sitel LLC/Sitel Finance Corp., 11.500%, 04/01/18 (e)	570
530	Sizzling Platter LLC, 12.250%, 04/15/16 (e)	522
1,668	SM Energy Co., 6.625%, 02/15/19 (e)	1,722
	Smithfield Foods, Inc.,
300	7.750%, 07/01/17	323
30	10.000%, 07/15/14	36
200	Solo Cup Co./Solo Cup Operating Corp., 10.500%, 11/01/13	208
	Spectrum Brands Holdings, Inc.,
3,795	9.500%, 06/15/18 (e)	4,241
377	PIK, 12.000%, 08/28/19	423
875	Speedway Motorsports, Inc., 6.750%, 02/01/19 (e)	886
1,725	Springleaf Finance Corp., 6.900%, 12/15/17	1,617
	Sprint Capital Corp.,
1,800	6.900%, 05/01/19	1,890
8,550	8.750%, 03/15/32	9,361
1,015	Sprint Nextel Corp., 6.000%, 12/01/16	1,029
1,000	SquareTwo Financial Corp., 11.625%, 04/01/17	1,025
	Standard Pacific Corp.,
425	8.375%, 05/15/18 (e)	440
625	8.375%, 01/15/21 (e)	643
160	10.750%, 09/15/16	188
	Steel Dynamics, Inc.,
250	7.625%, 03/15/20	273
150	7.750%, 04/15/16	161
50	Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (e)	51
95	Stewart Enterprises, Inc., 6.500%, 04/15/19 (e)	96
150	Stream Global Services, Inc., 11.250%, 10/01/14	162
75	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 8.625%, 04/15/16 (e)	77
	SunGard Data Systems, Inc.,
1,750	7.375%, 11/15/18 (e)	1,807
4,250	10.250%, 08/15/15	4,462
	SUPERVALU, Inc.,
375	7.500%, 11/15/14	384

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	19

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
5,025	8.000%, 05/01/16	5,220
	Swift Energy Co.,
450	7.125%, 06/01/17	461
862	8.875%, 01/15/20	944
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
380	6.875%, 02/01/21 (e)	378
116	7.875%, 10/15/18 (e)	122
530	8.250%, 07/01/16	565
	Tenet Healthcare Corp.,
2,200	8.000%, 08/01/20	2,277
2,300	9.250%, 02/01/15	2,519
50	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	32
1,000	Texas Industries, Inc., 9.250%, 08/15/20	1,078
1,000	Thermadyne Holdings Corp., 9.000%, 12/15/17 (e)	1,061
80	Titan International, Inc., 7.875%, 10/01/17 (e)	86
60	Tops Holding Corp./Tops Markets LLC, 10.125%, 10/15/15	65
250	Toys R Us Property Co. II LLC, 8.500%, 12/01/17	269
300	Toys R Us, Inc., 7.375%, 09/01/16 (e)	314
500	Trans Union LLC/TransUnion Financing Corp., 11.375%, 06/15/18	578
	Triumph Group, Inc.,
150	8.000%, 11/15/17	160
35	8.625%, 07/15/18	39
315	Tutor Perini Corp., 7.625%, 11/01/18 (e)	321
250	tw telecom holdings, inc., 8.000%, 03/01/18	272
321	UAL 2009-2B Pass-Through Trust, 12.000%, 01/15/16 (e)	351
100	Uncle Acquisition 2010 Corp., 8.625%, 02/15/19 (e)	106
	United Rentals North America, Inc.,
750	8.375%, 09/15/20	798
235	9.250%, 12/15/19	266
625	United States Steel Corp., 7.375%, 04/01/20	659
	United Surgical Partners International, Inc.,
1,875	8.875%, 05/01/17	1,973
1,020	PIK, 10.000%, 05/01/17	1,080
270	Universal City Development Partners Ltd./UCDP Finance, Inc., 10.875%, 11/15/16	308
	Univision Communications, Inc.,
350	6.875%, 05/15/19 (e)	351
750	7.875%, 11/01/20 (e)	799

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,000	US Oncology Holdings, Inc., 9.125%, 08/15/17 (d)	20
1,875	Vail Resorts, Inc., 6.500%, 05/01/19 (e)	1,913
470	Valassis Communications, Inc., 6.625%, 02/01/21 (e)	466
	Valeant Pharmaceuticals International,
2,000	6.500%, 07/15/16 (e)	1,996
1,665	6.750%, 10/01/17 (e)	1,657
2,250	6.875%, 12/01/18 (e)	2,247
100	7.000%, 10/01/20 (e)	98
500	7.250%, 07/15/22 (e)	492
	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
800	7.750%, 02/01/19 (e)	832
300	8.000%, 02/01/18	314
75	8.000%, 02/01/18 (e)	78
1,000	Vector Group Ltd., 11.000%, 08/15/15	1,055
225	Venoco, Inc., 8.875%, 02/15/19 (e)	226
	Verso Paper Holdings LLC/Verso Paper, Inc.,
800	8.750%, 02/01/19 (e)	826
225	11.500%, 07/01/14	245
1,750	Visant Corp., 10.000%, 10/01/17	1,890
150	Viskase Cos., Inc., 9.875%, 01/15/18 (e)	161
150	VWR Funding, Inc., 10.750%, 06/30/17 (e)	149
200	W&T Offshore, Inc., 8.250%, 06/15/14 (e)	208
891	Wachovia Capital Trust III, VAR, 5.570%, 06/03/11 (x)	823
634	Wendy’s/Arby’s Restaurants LLC, 10.000%, 07/15/16	704
145	Western Refining, Inc., 11.250%, 06/15/17 (e)	165
20	VAR, 10.750%, 06/15/14 (e)	22
200	Whiting Petroleum Corp., 6.500%, 10/01/18	209
	Windstream Corp.,
500	7.750%, 10/01/21 (e)	529
450	7.875%, 11/01/17	486
2,575	8.125%, 09/01/18	2,774
485	WMG Acquisition Corp., 7.375%, 04/15/14	485
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
950	7.750%, 08/15/20	1,037
350	7.875%, 11/01/17	382
	XM Satellite Radio, Inc.,
750	7.625%, 11/01/18 (e)	799
50	13.000%, 08/01/13 (e)	59
200	Yonkers Racing Corp., 11.375%, 07/15/16 (e)	220

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
500	Zayo Group LLC/Zayo Capital, Inc., 10.250%, 03/15/17	554

		533,484

	Total Corporate Bonds (Cost $610,176)	626,208

Foreign Government Securities — 5.6%
	Argentina — 0.7%
	Republic of Argentina,
1,425	7.000%, 09/12/13	1,468
91	8.280%, 12/31/33	81
9,266	8.750%, 06/02/17	9,427

		10,976

	Belarus — 0.4%
7,170	Republic of Belarus, 8.950%, 01/26/18	6,480

	Brazil — 0.6%
7,125	Federal Republic of Brazil, 11.000%, 08/17/40	9,654

	Colombia — 0.4%
4,290	Republic of Colombia, 11.750%, 02/25/20	6,564

	Dominican Republic — 0.4%
5,782	Government of Dominican Republic, 9.040%, 01/23/18 (e)	6,533

	El Salvador — 0.5%
6,650	Republic of El Salvador, 7.750%, 01/24/23	7,398

	Ghana — 0.3%
4,840	Republic of Ghana, 8.500%, 10/04/17	5,433

	Mexico — 0.0% (g)
25	United Mexican States, 7.500%, 04/08/33	31

	Peru — 0.4%
5,310	Republic of Peru, 9.875%, 02/06/15	6,531

	Russia — 0.6%
5,430	Russian Federation, 12.750%, 06/24/28	9,557

	Sri Lanka — 0.4%
5,990	Rebuplic of Sri Lanka, 7.400%, 01/22/15	6,559

	Uruguay — 0.2%
	Republic of Uruguay,
730	7.625%, 03/21/36	880
1,230	8.000%, 11/18/22	1,540

		2,420

	Venezuela — 0.7%
13,370	Republic of Venezuela, 12.750%, 08/23/22	11,666

	Total Foreign Government Securities (Cost $89,735)	89,802

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — 2.6%
		United States — 2.6%
500		Ainsworth Lumber Ltd., Term Loan B, VAR, 5.250%, 06/26/14	500
250		American Rock Salt, 1st Lien Term Loan, VAR, 5.500%, 04/25/17	252
314		Avaya, Inc., Term Loan B1, VAR, 3.061%, 10/26/14	304
630		Avaya, Inc., Term Loan B3 Extending Tranche, VAR, 4.811%, 10/27/17	616
		Axcan Intermediate Holdings, Inc., Term Loan,
19		VAR, 5.500%, 02/11/17	19
180		VAR, 5.500%, 02/11/17	180
924		AZ Chem U.S., Inc, Term Loan, VAR, 4.750%, 11/19/16	929
421		Big West Oil, Term Loan B, VAR, 7.000%, 03/31/16	425
1,037		Boyd Gaming Corp., 1st Lien Term Loan, VAR, 3.711%, 12/17/15	1,016
249		Bresnan Communications, Term Loan B, VAR, 4.500%, 12/14/17	251
		Caesars Entertainment Operating Co., Inc., Term B-2 Loan,
389		VAR, 3.213%, 01/28/15	364
867		VAR, 3.274%, 01/28/15	812
4,135		Capmark Financial Group, U.S. Term Loan, VAR, 03/23/11 ^ (d)	2,245
249		Catalent Pharma Solutions, Inc., Dollar Term Loans, VAR, 2.461%, 04/10/14	242
750		CCM Merger, Inc., Term Loan, VAR, 7.000%, 03/01/17	759
461		CDW Corp., Extended Tranche E, VAR, 4.500%, 07/15/17	461
1,369		Cengage Learning Acquisitions, Term Loan, VAR, 2.460%, 07/03/14	1,316
175		Cenveo Corp., Term Loan, VAR, 6.250%, 12/21/16	176
		Claire’s Stores, Term Loan B,
409		VAR, 3.023%, 05/29/14	387
1,953		VAR, 3.057%, 05/29/14	1,848
—	(h)	VAR, 5.000%, 05/29/14	—	(h)
2,223		Clear Channel Communications, Inc., Term Loan B, VAR, 3.861%, 01/29/16	1,976
450		Cristal Inorganic Chemicals (Millennium), 2nd Lien, VAR, 6.057%, 11/14/14	449
1,000		Delta Air Lines, Inc., Term Loan, VAR, 4.250%, 03/05/16	985
75		Dine Equity Inc., Term Loan, VAR, 4.250%, 10/01/17	75

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	21

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — Continued
	United States — Continued
14	Electrical Components International, Inc., Synthetic Revolving Loan Commitment, VAR, 1.400%, 02/04/16	14
225	Electrical Components International, Inc., Term Loan, VAR, 6.750%, 02/04/17	225
275	Equipower Resource Holding, 1st Lien Term Loan, VAR, 5.750%, 01/26/18	277
	EVERTEC, Inc. Term Loan B-1,
11	VAR, 5.500%, 09/30/16	11
11	VAR, 5.500%, 09/30/16	11
375	VAR, 5.500%, 09/30/16	378
181	First Data Corp., Initial Tranche B-3, VAR, 2.963%, 09/24/14	172
497	Freescale Semiconductor, Inc., Extended Maturity Term Loan, VAR, 4.494%, 12/01/16	496
	Global Cash Access, Inc., Term Loan,
19	VAR, 7.000%, 02/25/16	19
324	VAR, 7.000%, 02/25/16	326
38	VAR, 7.000%, 02/25/16	38
1,945	Gymboree, 1st Lien Term Loan, VAR, 5.000%, 02/23/18	1,948
52	High Plains Broadcasting Operating Co. LLC, Term Loan, VAR, 9.000%, 09/14/16	52
100	Hubbard Radio LLC, 1st Lien Term Loan B, VAR, 5.250%, 04/11/17	101
498	Interactive Data Corp., Term Loan B, VAR, 4.750%, 02/11/18	500
33	Inventive Health, Term B-1 Loan, VAR, 4.750%, 08/04/16	33
	Isle of Capri Casinos, Inc., Term Loan B,
143	VAR, 4.750%, 03/24/17	143
8	VAR, 4.750%, 03/24/17	8
	I-Star, Term Loan A-1,
629	VAR, 5.000%, 06/28/13	624
338	VAR, 5.000%, 06/28/13	336
	J. Crew, 1st Lien Term Loan,
224	VAR, 4.750%, 03/07/18	223
75	VAR, 4.750%, 03/07/18	75
1	VAR, 4.750%, 03/07/18	1
	Media General, Inc., Term Loan,
55	VAR, 4.463%, 03/29/13	54
185	VAR, 4.561%, 03/29/13	178
420	MEG Energy Corp. Term Loan B, VAR, 4.000%, 03/18/18	423
118	Michael Foods, Inc., Term Loan B, VAR, 4.250%, 02/25/18	119

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Michael’s Stores, Term B-1 Loan,
97	VAR, 2.563%, 10/31/13	96
90	VAR, 2.563%, 10/31/13	89
56	VAR, 2.563%, 10/31/13	56
128	VAR, 2.625%, 10/31/13	126
796	Momentive Performance, Extended Maturity Term B Loan , VAR, 3.750%, 05/05/15	787
499	NBTY, Inc., Term B-1 Loans, VAR, 4.250%, 10/01/17	502
188	Newport Television LLC, Term Loan, VAR, 9.000%, 09/14/16	189
200	Newsday, Fixed Rate Term Loan, VAR, 10.500%, 08/01/13	212
180	Nexeo Solutions, Term Loan, VAR, 5.000%, 07/31/17	181
6	Ocwen Financial Corp., Initial Term Loan, VAR, 9.000%, 07/29/15	6
	Outback (OSI Restaurant), Prefunded RC Commitment,
55	VAR, 0.093%, 06/14/13	54
15	VAR, 0.130%, 06/14/13	15
730	Outback (OSI Restaurant), Term Loan B, VAR, 2.500%, 06/14/14	716
	Pierre Foods, Inc., 1st Lien Term Loan,
1	VAR, 7.000%, 09/30/16	1
199	VAR, 7.000%, 09/30/16	200
70	Pierre Foods, Inc., 2nd Lien Term Loan, VAR, 11.250%, 09/29/17	72
215	Pilot Travel Centers, 1st Lien Term Loan, VAR, 4.250%, 03/30/18	216
369	Pinafore LLC, Term Loan B1, VAR, 4.250%, 09/29/16	372
	R.H. Donnelley, Inc., Exit Term Loan,
88	VAR, 9.000%, 10/24/14	70
85	VAR, 9.000%, 10/24/14	66
23	VAR, 9.000%, 10/24/14	18
400	Radio One, 1st Lien Term Loan B, VAR, 7.500%, 03/25/16	409
998	Remy International, Inc., Term Loan B, VAR, 6.250%, 02/16/16	1,009
	Reynolds Group Holdings, U.S. Term Loan,
87	VAR, 4.250%, 02/09/18	88
78	VAR, 4.250%, 02/09/18	78
45	VAR, 4.250%, 02/09/18	45
972	Rite Aid Corp., 1st Lien Term Loan 5, VAR, 4.500%, 02/28/18	966

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — Continued
	United States — Continued
	Rite Aid Corp., Tranche 2 Term Loan,
289	VAR, 1.970%, 06/04/14	278
342	VAR, 1.970%, 06/04/14	328
339	VAR, 1.990%, 06/04/14	326
299	Styron, 1st Lien Term Loan, VAR, 6.000%, 08/02/17	303
	Swift Transportation Co., Term Loan,
677	VAR, 6.000%, 12/21/16	683
34	VAR, 6.000%, 12/21/16	35
249	Syniverse Holdings, Inc., Term Loan B, VAR, 5.250%, 12/22/17	252
862	Texas Competitive Electric Holdings Co. LLC, Extended-Term Loan, VAR, 4.736%, 10/10/17	689
862	Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan, VAR, 3.736%, 10/10/14	742
750	Texas Competitive Electric Holdings Co. LLC, Term Loan, VAR, 3.731%, 10/10/14	646
399	TransDigm Group, Inc., Term Loan, VAR, 4.000%, 02/14/17	403
998	UCI International, Inc., Term Loan, VAR, 5.500%, 07/26/17	1,007
	United Airlines, Term Loan B,
655	VAR, 2.313%, 02/01/14	636
92	VAR, 2.313%, 02/01/14	90
309	Univar, Inc., Term Loan B, VAR, 5.000%, 06/30/17	312
942	Univision Communications, Inc., Extended 1st Lien Term Loan, VAR, 4.461%, 03/31/17	920
1,248	Univision Communications, Inc., Initial Term Loan, VAR, 2.211%, 09/29/14	1,222
1,796	Visant Corp., 1st Lien Term Loan, VAR, 5.250%, 12/22/16	1,803
160	Western Refinancing, Inc., Term Loan B, VAR, 7.500%, 03/15/17	163

	Total Loan Participations & Assignments (Cost $39,737)	40,849

SHARES
Participation Notes — 0.4%
	United Kingdom — 0.4%
148	Commercial Bank of Qatar, expiring 03/05/12 (issued through HSBC Bank plc) (a) (m)	2,969
84	Industries Qatar, expiring 03/12/12 (issued through HSBC Bank plc) (a) (m)	3,376

	Total Participation Notes (Cost $6,345)	6,345

SHARES		SECURITY DESCRIPTION	VALUE

Preferred Stocks — 1.0%
		Brazil — 0.3%
79		Cia de Bebidas das Americas, ADR (m)	2,585
85		Cia de Transmissao de Energia Electrica Paulista (m)	2,734

			5,319

		United States — 0.7%
1		Ally Financial, Inc., 7.000%, 12/31/11 (e) (x)	568
35		AMB Property Corp., Series L, 6.500%, 06/02/11 (m) (x)	850
6		Citigroup Capital XIII, VAR, 7.875%, 10/30/40	167
2		CoBank ACB, 7.000%, 05/31/11 (e) (x)	86
—	(h)	Eurofresh, Inc., ADR (a) (f) (i)	5
51		General Motors Co., Series B, 4.750%, 12/01/13	2,540
12		GMAC Capital Trust I, VAR, 8.125%, 02/15/40 (a)	312
36		HCP, Inc., Series F, 7.100%, 06/02/11 (m) (x)	909
31		Kilroy Realty Corp., Series F, 7.500%, 06/02/11 (m) (x)	768
16		M/I Homes, Inc., Series A, 9.750%, 03/15/12 (a) (x)	287
36		Public Storage, Series M, 6.625%, 01/09/12 (m) (x)	922
29		Public Storage, Series I, 7.250%, 05/03/11 (m) (x)	725
31		Regency Centers Corp., Series E, 6.700%, 06/02/11 (m) (x)	756
28		Taubman Centers, Inc., Series G, 8.000%, 06/02/11 (m) (x)	706
39		Vornado Realty Trust, Series G, 6.625%, 06/02/11 (m) (x)	951
20		Weingarten Realty Investors, Series F, 6.500%, 01/30/12 (m) (x)	499

			11,051

		Total Preferred Stocks (Cost $15,802)	16,370

PRINCIPAL AMOUNT
Supranational — 0.4%
6,080		Eurasian Development Bank, Reg. S., 7.375%, 09/29/14 (Cost $6,521)	6,685

U.S. Treasury Obligation — 0.0% (g)
255		U.S. Treasury Note, 0.875%, 01/31/12 (k) (Cost $256)	256

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	23

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

NUMBER OF RIGHTS		SECURITY DESCRIPTION	VALUE

Rights — 0.0% (g)
		Brazil — 0.0% (g)
1		Cia de Transmissao de Energia Electrica Paulista, expiring 05/26/11 (m) (Cost $—)	—	(h)

NUMBER OF WARRANTS
Warrants — 0.0% (g)
		United States — 0.0% (g)
		General Motors Co.,
—	(h)	expiring 7/10/2016	11
—	(h)	expiring 7/10/2019	8

		Total Warrants (Cost $19)	19

SHARES
Short-Term Investment — 3.4%
		Investment Company — 3.4%
54,631		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $54,631)	54,631

		Total Investments — 100.4% (Cost $1,515,843)	1,603,567
		Liabilities in Excess of Other Assets — (0.4)%	(5,451)

		NET ASSETS — 100.0%	$1,598,116

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Investment Trusts (REITs)	6.7%
Oil, Gas & Consumable Fuels	6.1
Foreign Government Securities	5.6
Hotels, Restaurants & Leisure	5.1
Diversified Telecommunication Services	4.9
Media	4.4
Commercial Banks	3.9
Non-Agency CMO	3.5
Pharmaceuticals	3.1
Health Care Providers & Services	2.6
Wireless Telecommunication Services	2.4
Consumer Finance	2.4
Insurance	2.3
Chemicals	2.3
Diversified Financial Services	2.1
IT Services	2.0
Electric Utilities	2.0
Broadcasting & Cable TV	1.7
Multi-Utilities	1.4
Semiconductors & Semiconductor Equipment	1.4
Specialty Retail	1.4
Industrial Conglomerates	1.3
Asset-Backed Securities	1.3
Tobacco	1.2
Metals & Mining	1.2
Food & Staples Retailing	1.2
Containers & Packaging	1.1
Household Products	1.1
Beverages	1.0
Commercial Services & Supplies	1.0
Food Products	1.0
Short-Term Investment	3.4
Others (each less than 1.0%)	17.9

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2011

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(68)	Euro FX	06/13/11	(12,597)	(744)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depository Receipt
PIK	— Payment-in-Kind
Reg. S

—  Security was purchased pursuant to regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

SEK	— Swedish Krona
SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2011.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2011.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Fund owns fair valued securities with a value of approximately $5,691,000 which amounts to 0.4% of total investments. In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments are approximately $411,803,000 and 25.7%, respectively.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of April 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2011.

^	— Unsettled security, coupon rate is undetermined at April 30, 2011

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	25

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$1,548,936
Investments in affiliates, at value	54,631

Total investment securities, at value	1,603,567
Cash	95
Foreign currency, at value	337
Receivables:
Investment securities sold	4,720
Fund shares sold	29,289
Interest and dividends	19,144
Tax reclaims	57
Unrealized appreciation on unfunded commitments	3
Due from Administrator	2

Total Assets	1,657,214

LIABILITIES:
Payables:
Dividends	1,848
Investment securities purchased	52,231
Fund shares redeemed	3,821
Variation margin on futures contracts	15
Accrued liabilities:
Investment advisory fees	432
Shareholder servicing fees	30
Distribution fees	469
Custodian and accounting fees	147
Trustees’ and Chief Compliance Officer’s fees	4
Other	101

Total Liabilities	59,098

Net Assets	$1,598,116

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2011

Income Builder Fund
NET ASSETS:
Paid in capital	$1,513,802
Accumulated undistributed (distributions in excess of) net investment income	(747)
Accumulated net realized gains (losses)	(1,984)
Net unrealized appreciation (depreciation)	87,045

Total Net Assets	$1,598,116

Net Assets:
Class A	$586,828
Class C	626,700
Select Class	384,588

Total	$1,598,116

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	59,646
Class C	63,796
Select Class	39,073

Net Asset Value:
Class A — Redemption price per share	$9.84
Class C — Offering price per share (a)	9.82
Select Class — Offering and redemption price per share	9.84
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.30

Cost of investments in non-affiliates	$1,461,212
Cost of investments in affiliates	54,631
Cost of foreign currency	329

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	27

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$20,816
Dividend income from non-affiliates	10,278
Dividend income from affiliates	18
Foreign taxes withheld	(513)

Total investment income	30,599

EXPENSES:
Investment advisory fees	2,301
Administration fees	456
Distribution fees:
Class A	471
Class C	1,468
Shareholder servicing fees:
Class A	471
Class C	489
Select Class	318
Custodian and accounting fees	38
Interest expense to affiliates	— (a)
Professional fees	45
Trustees’ and Chief Compliance Officer’s fees	7
Printing and mailing costs	34
Registration and filing fees	90
Transfer agent fees	220
Other	6

Total expenses	6,414

Less amounts waived	(1,823)
Less earnings credits	— (a)

Net expenses	4,591

Net investment income (loss)	26,008

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,511
Futures	(513)
Foreign currency transactions	(146)

Net realized gain (loss)	852

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	61,207
Futures	(243)
Foreign currency translations	64
Unfunded commitments	3

Change in net unrealized appreciation (depreciation)	61,031

Net realized/unrealized gains (losses)	61,883

Change in net assets resulting from operations	$87,891

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	APRIL 30, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Income Builder Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,008	$9,168
Net realized gain (loss)	852	667
Change in net unrealized appreciation (depreciation)	61,031	25,747

Change in net assets resulting from operations	87,891	35,582

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(10,180)	(4,145)
Class C
From net investment income	(9,678)	(2,836)
Select Class
From net investment income	(7,036)	(2,320)

Total distributions to shareholders	(26,894)	(9,301)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	977,696	513,581

NET ASSETS:
Change in net assets	1,038,693	539,862
Beginning of period	559,423	19,561

End of period	$1,598,116	$559,423

Accumulated undistributed (distributions in excess of) net investment income	$(747)	$139

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Income Builder Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$395,900	$238,625
Dividends and distributions reinvested	8,305	3,371
Cost of shares redeemed	(57,740)	(35,068)
Redemption fees	53	39

Change in net assets from Class A capital transactions	$346,518	$206,967

Class C
Proceeds from shares issued	$403,290	$197,629
Dividends and distributions reinvested	6,774	1,921
Cost of shares redeemed	(13,238)	(2,591)
Redemption fees	56	27

Change in net assets from Class C capital transactions	$396,882	$196,986

Select Class
Proceeds from shares issued	$267,179	$140,250
Dividends and distributions reinvested	4,705	1,841
Cost of shares redeemed	(37,624)	(32,479)
Redemption fees	36	16

Change in net assets from Select Class capital transactions	$234,296	$109,628

Total change in net assets from capital transactions	$977,696	$513,581

SHARE TRANSACTIONS:
Class A
Issued	41,566	26,903
Reinvested	869	380
Redeemed	(6,059)	(4,024)

Change in Class A Shares	36,376	23,259

Class C
Issued	42,451	22,091
Reinvested	710	216
Redeemed	(1,390)	(293)

Change in Class C Shares	41,771	22,014

Select Class
Issued	28,075	15,591
Reinvested	493	208
Redeemed	(3,927)	(3,653)

Change in Select Class Shares	24,641	12,146

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	APRIL 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2011	J.P. MORGAN FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Income Builder Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$9.37	$0.25	(e)	$0.46	$0.71	$(0.24)	$—	(f)
Year Ended October 31, 2010	8.47	0.48	(e)	0.89	1.37	(0.47)	—	(f)
Year Ended October 31, 2009	6.90	0.47		1.51	1.98	(0.41)	—
Year Ended October 31, 2008	9.90	0.57		(3.02)	(2.45)	(0.55)	—
May 31, 2007 (g) through October 31, 2007	10.00	0.24		(0.15)	0.09	(0.19)	—

Class C
Six Months Ended April 30, 2011 (Unaudited)	9.36	0.22	(e)	0.46	0.68	(0.22)	—	(f)
Year Ended October 31, 2010	8.47	0.43	(e)	0.90	1.33	(0.44)	—	(f)
Year Ended October 31, 2009	6.90	0.43		1.51	1.94	(0.37)	—
Year Ended October 31, 2008	9.89	0.52		(3.00)	(2.48)	(0.51)	—
May 31, 2007 (g) through October 31, 2007	10.00	0.22		(0.16)	0.06	(0.17)	—

Select Class
Six Months Ended April 30, 2011 (Unaudited)	9.37	0.25	(e)	0.47	0.72	(0.25)	—	(f)
Year Ended October 31, 2010	8.47	0.49	(e)	0.90	1.39	(0.49)	—	(f)
Year Ended October 31, 2009	6.90	0.49		1.51	2.00	(0.43)	—
Year Ended October 31, 2008	9.90	0.59		(3.01)	(2.42)	(0.58)	—
May 31, 2007 (g) through October 31, 2007	10.00	0.25		(0.15)	0.10	(0.20)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.84	7.70%	$586,828	0.74%		5.23%	1.12%	18%
9.37	16.76	218,031	0.74		5.36	1.37	49
8.47	29.77	97	0.95		6.49	2.34	81
6.90	(25.78)	75	0.95		6.38	2.21	82
9.90	0.94	101	0.96	(h)	5.85	3.18	30

9.82	7.36	626,700	1.24		4.75	1.62	18
9.36	16.20	206,113	1.24		4.82	1.84	49
8.47	29.15	96	1.45		5.99	2.84	81
6.90	(26.10)	74	1.45		5.88	2.71	82
9.89	0.69	101	1.46	(h)	5.35	3.68	30

9.84	7.78	384,588	0.59		5.39	0.87	18
9.37	16.90	135,279	0.60		5.53	1.23	49
8.47	30.08	19,368	0.70		6.74	2.09	81
6.90	(25.59)	14,893	0.70		6.63	1.96	82
9.90	1.03	20,000	0.71	(h)	6.09	2.93	30

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Income Builder Fund	Class A, Class C and Select Class	Diversified

The Fund commenced operations on May 31, 2007.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

34	J.P. MORGAN FUNDS	APRIL 30, 2011

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$26,225	$—	$26,225
Belgium	—	3,410	—	3,410
Bermuda	1,006	—	—	1,006
Brazil	12,748	—	—	12,748
Canada	5,754	—	—	5,754
China	—	19,463	—	19,463
Czech Republic	—	4,218	—	4,218
Finland	—	5,442	—	5,442
France	—	70,168	—	70,168
Germany	—	28,576	—	28,576
Greece	—	4,513	—	4,513
Hong Kong	1,328	13,470	—	14,798
Hungary	—	3,247	—	3,247
Indonesia	—	4,169	—	4,169
Italy	—	19,157	—	19,157
Japan	—	24,931	—	24,931
Kazakhstan	2,393	—	—	2,393
Luxembourg	—	—	70	70
Malaysia	—	5,640	—	5,640
Mexico	5,594	—	—	5,594
Netherlands	38	32,785	—	32,823
Norway	—	2,070	—	2,070
Philippines	1,372	—	—	1,372
Poland	—	4,171	—	4,171
Russia	3,703	2,685	—	6,388
Singapore	—	15,021	—	15,021
South Africa	—	16,164	—	16,164
South Korea	3,798	7,815	—	11,613
Spain	—	12,925	—	12,925
Sweden	—	5,508	—	5,508
Switzerland	—	8,353	—	8,353
Taiwan	—	14,764	—	14,764
Thailand	—	9,618	—	9,618
Turkey	—	8,731	—	8,731
United Kingdom	—	42,568	—	42,568
United States	204,474	—	14	204,488

Total Common Stocks	242,208	415,807	84	658,099

Participation Notes
United Kingdom	—	6,345	—	6,345

Preferred Stocks
Brazil	2,734	2,585	—	5,319
United States	666	10,380	5	11,051

Total Preferred Stocks	3,400	12,965	5	16,370

APRIL 30, 2011	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Debt Securities
Asset-Backed Securities	$—	$21,019		$—	$21,019
Collateralized Mortgage Obligations
United States	—	55,475		—	55,475
Commercial Mortgage-Backed Security	—	469		—	469
Convertible Bonds
Australia	—	2,287		—	2,287
Austria	—	3,555		—	3,555
Bermuda	—	935		—	935
Cayman Islands	—	1,652		—	1,652
France	—	3,766		—	3,766
India	—	1,491		—	1,491
Luxembourg	—	192		—	192
Netherlands	—	355		—	355
Portugal	—	525		—	525
Singapore	—	421		—	421
Spain	—	3,184		—	3,184
Sweden	—	626		—	626
United Kingdom	—	5,237		—	5,237
United States	—	3,114		—	3,114

Total Convertible Bonds	—	27,340		—	27,340

Corporate Bonds
Australia	—	1,501		—	1,501
Austria	—	203		—	203
Bahamas	—	540		—	540
Bermuda	—	3,655		—	3,655
Canada	—	8,440		—	8,440
Cayman Islands	—	1,308		—	1,308
France	—	1,701		—	1,701
Germany	—	846		5,586	6,432
Ireland	—	6,819		—	6,819
Kazakhstan	—	14,698		—	14,698
Luxembourg	—	28,098		—	28,098
Mexico	—	4,975		—	4,975
Netherlands	—	4,167		—	4,167
Norway	—	634		—	634
United Arab Emirates	—	5,552		—	5,552
United Kingdom	—	4,001		—	4,001
United States	—	533,468		16	533,484

Total Corporate Bonds	—	620,606		5,602	626,208

Foreign Government Securities	—	89,802		—	89,802
Supranational	—	6,685		—	6,685
U.S. Treasury Obligation	—	256		—	256
Loan Participations & Assignments
United States	—	40,849		—	40,849
Rights
Brazil	—	—	(a)	—	—	(a)
Warrants
United States	19	—		—	19
Short-Term Investment
Investment Company	54,631	—		—	54,631

Total Investments in Securities	$300,258	$1,297,618		$5,691	$1,603,567

Appreciation in Other Financial Instruments
Unfunded Commitments	$—	$3		$—	$3
Depreciation in Other Financial Instruments
Futures Contracts	$(744)	$—		$—	$(744)

(a)	Amount rounds to less than $1,000.

36	J.P. MORGAN FUNDS	APRIL 30, 2011

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 10/31/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/11
Investments in Securities
Common Stocks — Luxembourg	$51	$—	$19	$—	$—	$—	$—	$—	$70
Common Stocks — United States	24	—	11	—	—	(21)	—	—	14
Corporate Bonds — Canada	5	—	—	—	—	(3)	—	(2)	—
Corporate Bonds — Germany	—	—	563	—	5,023	—	—	—	5,586
Corporate Bonds — United States	410	177	11	(2)	979	(1,536)	—	(23)	16
Loan Participations & Assignments — United States	284	—	—	—	—	—	—	(284)	—
Preferred Stocks — United States	85	—	—	—	—	—	—	(80)	5

Total	$859	$177	$604	$(2)	$6,002	$(1,560)	$—	$(389)	$5,691

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued using values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2011, which were valued using significant unobservable inputs (Level 3), amounted to approximately $586,000. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of April 30, 2011, were approximately $5,691,000 and 0.4%, respectively.

C. Loan Participations and Assignments — The Fund invests in loan participations and assignments of all or a portion of the loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower and the Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). Although certain loan assignments or participations are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan assignments and participations are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan assignments and participations and certain loan assignments and participations which were liquid when purchased may be illiquid.

D. Unfunded Commitments — The Fund entered into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of its normal investment activities. Unfunded commitments are generally traded and priced as

APRIL 30, 2011	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

part of a related loan participation or assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported in the Statement of Assets and Liabilities. The Fund segregates security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At April 30, 2011, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amount in thousands):

	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Commitment
Security Description					Amount	Value
CB Richard Ellis	Delayed Draw Term Loan C	3/4/18	1.625%	1.625%	$414	$415
CB Richard Ellis	Delayed Draw Term Loan D	9/4/19	1.750	1.750	517	519
Inventive Health	Term B-2 Loan	8/4/16	1.625	1.625	67	67

E. Futures Contracts — The Fund uses index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the six months ended April 30, 2011 (amounts in thousands).

Income Builder Fund
Futures Contracts:
Average Notional Balance Long	$8,304
Average Notional Balance Short	11,748
Ending Notional Balance Long	—
Ending Notional Balance Short	12,597

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes

38	J.P. MORGAN FUNDS	APRIL 30, 2011

(due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

G. Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2011, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Liabilities:		Futures Contracts (a)
Foreign exchange contracts	Payables, Net Assets — Unrealized Appreciation	$(744)

Total		$(744)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2011, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$55	$55
Foreign exchange contracts	(568)	(568)

Total	$(513)	$(513)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$5	$5
Foreign exchange contracts	(248)	(248)

Total	$(243)	$(243)

The Fund’s derivatives contracts held at April 30, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to the fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

APRIL 30, 2011	J.P. MORGAN FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

M. Redemption Fees — Prior to May 2, 2011, generally, shares of the Fund held for less than 60 days were subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital. Effective May 2, 2011, shares of the Fund are no longer subject to a redemption fee regardless of how long such shares are held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.45% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2011, the annual effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2011, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$497	$7

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.75%	1.25%	0.60%

The contractual expense limitation agreement was in effect for the six months ended April 30, 2011. The contractual expense limitation percentages in the table above are in place until at least February 29, 2012. In addition, the Fund’s service providers have voluntarily waived fees during the six months ended April 30, 2011. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

40	J.P. MORGAN FUNDS	APRIL 30, 2011

For the six months ended April 30, 2011, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$184	$456	$1,151	$1,791

Additionally the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended April 30, 2011 was approximately $32,000.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2011, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2011, the Fund incurred $134 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$1,130,397	$174,550	$256	$35

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2011, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,515,843	$94,238	$6,514	$87,724

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

APRIL 30, 2011	J.P. MORGAN FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s Advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of April 30, 2011, the Fund invested approximately 57.7% of its total investments in the United States.

42	J.P. MORGAN FUNDS	APRIL 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2010, and continued to hold your shares at the end of the reporting period, April 30, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011*	Annualized Expense Ratio
Income Builder Fund
Class A
Actual	$1,000.00	$1,077.00	$3.81	0.74%
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class C
Actual	1,000.00	1,073.60	6.38	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Select Class
Actual	1,000.00	1,077.80	3.04	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2011	J.P. MORGAN FUNDS	43

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011 All rights reserved. April 2011.	SAN-INCBUILD-411

Semi-Annual Report

J.P. Morgan Funds

April 30, 2011 (Unaudited)

JPMorgan International Currency Income Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 18, 2011 (Unaudited)

Dear Shareholder:

Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.

In late summer of 2010, concerns over deflation and whether the economy might double-dip and head back into recession generated uncertainty about the sustainability of the recovery among investors. In response to these risks, the Federal Reserve (the “Fed”) implemented monetary stimulus in the form of a second round of quantitative easing (“QE2”).

“Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.”

Today, concerns about inflation and the risks associated with higher interest rates have replaced deflationary worries, and a host of geopolitical disruptions — such as the sovereign debt problems in Europe and higher oil prices triggered by tensions in the Middle East — are casting new uncertainties about the sustainability of economic growth.

Despite these headwinds, the U.S. equity markets have held up well. At the end of Q42010, for example, investors responded warmly to QE2 and a continued rebound in corporate profits by sending the Standard & Poor’s 500 Index (“S&P500”) on an impressive rally that produced the second year of double-digit returns. Although the markets suffered a setback following the devastating earthquake and tsunami in Japan during March, stocks recovered quickly as investors demonstrated their willingness to embrace riskier assets such as commodities, as well as small cap and international stocks.

Despite the potential impact of geopolitical risks and other crises on future growth, we are encouraged by some meaningful signs of economic health such as strong corporate earnings and reduced debt-service costs for consumers and corporations.

Investors respond to strong corporate profits

Strong corporate earnings and ongoing monetary and fiscal stimulus helped stocks get off to a strong start in 2011. As of the end of the six-month reporting period ended April 30th, 2011, the S&P500 Index had risen 16.4% to a level of 1,364.

Despite lingering concerns about Europe’s sovereign debt problems, international stocks held up relatively well as investors’ concerns temporarily abated due to successful Spanish, Portuguese and Italian bond issues in the first quarter of 2011. There was also optimism among some investors that Germany would adopt a more flexible stance on the Eurozone rescue fund. As of the end of the six-month reporting period ended April 30th, 2011, the MSCI EAFE Index (Europe, Australasia and the Far East) had risen 12.7%.

Emerging markets, on the other hand, experienced mixed performance. Although China, India, and Brazil have experienced robust economic growth, all three countries are now grappling with rising inflation concerns. The MSCI EM (Emerging Markets) Index returned 9.7% as of the end of the six-month reporting period ending April 30th, 2011.

U.S Treasury yields rise and high yield bonds gain

Improved economic expectations and a U.S. stock market rally have resulted in higher U.S. Treasury yields over the past six months. The yield on the 10-year U.S. Treasury bond rose from 2.6% to 3.3% as of the end of the six-month reporting period ended April 30th, 2011, while yields on the 30-year U.S. Treasury bond climbed from 4.0% to 4.4%, and yields on the 2-year U.S. Treasury bond increased from 0.3% to 0.6% as of the end of the same period.

High yield continued to be the best performing area of the bond market, with the Barclays Capital High Yield Index returning 6.2%, the Barclays Capital U.S. Aggregate Bond Index returning 0.02%, and the Barclays Capital Emerging Markets Index returning 0.03%, during the six-month reporting period.

Protecting portfolios from higher inflation and rate risks

Although inflation still remains low in the U.S., there are signs that inflationary pressures may increase as the economic expansion continues. Additionally, the Fed is set to end its QE2 Treasury bond buying program at the end of June, and possibly begin to raise the federal funds rate by the end of this year. Thus, one of the questions we face: how should investors protect themselves against the risks of inflation and higher long-term rates?

An important message from the first quarter is to have both a balanced view of the world and a balanced portfolio to match. Given the uncertainty in the current environment, we believe the most reasonable approach is to stay balanced and diversified by investing in a variety of asset classes.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

APRIL 30, 2011	J.P. MORGAN FUNDS	1

JPMorgan International Currency Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.15%
Barclays Capital Global Treasury ex U.S. 1-3 Year Index	3.47%
Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency (Deposit-Rate based) Index (TWBC) (formerly known as Barclays Capital Trade-Weighted Non-Dollar Benchmark (TWBC) Index)	6.34%
Net Assets as of 4/30/2011 (In Thousands)	$1,464,426

Duration as of 4/30/2011	0.88 years

INVESTMENT OBJECTIVE**

The Fund seeks to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

HOW DID THE MARKET PERFORM?

Despite political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, investors maintained their appetite for risk and the U.S. dollar continued to depreciate versus other currencies during the six months ended April 30, 2011. Commodity-driven currencies like the Australian dollar and Canadian dollar were strong as prices for commodities increased during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

While the Fund lowered its duration (duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates) during the reporting period, its bond allocations were negatively impacted as concerns about inflation drove interest rates higher in most parts of the world (bond prices generally decrease when interest rates increase).

The Fund’s strategic currency allocations to the Canadian dollar, Mexican peso and euro contributed to its return during the reporting period. The Canadian dollar was strong due to rising commodity prices. The Mexican peso benefited from Mexico’s strong gross domestic product growth and signs that the Mexican government was maintaining its focus on containing inflation. The euro was strong as concerns about sovereign debt somewhat receded after successful Spanish, Portuguese and Italian bond issues in the first quarter of 2011. There was also optimism among some investors that Germany would adopt a more flexible stance on the Eurozone rescue fund. In addition, the European central bank announced in January 2011 that the growing threat of inflation could prompt it to raise interest rates, which provided further support for the euro.

HOW WAS THE FUND POSITIONED?

The Fund attempted to benefit from foreign currency strength and weakness against the US dollar. To establish positions in currencies, the Fund primarily invested in foreign governments, agencies, and supranationals. The Fund also utilized currency derivatives to establish these positions and held U.S. cash as support for these positions. The Fund was otherwise not exposed to the U.S. dollar. During the period, the Fund’s portfolio managers shortened the Fund’s duration.

2	J.P. MORGAN FUNDS	APRIL 30, 2011

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	70.1%
Short-Term Investment	20.8
Corporate Bonds	7.0
Supranational	2.1

PORTFOLIO COMPOSITION BY COUNTRY***
Canada	14.6%
Mexico	11.3
France	7.7
United Kingdom	6.2
Germany	6.0
Australia	5.2
Netherlands	4.2
South Korea	3.4
Brazil	3.3
Finland	2.7
Sweden	2.6
Supranational	2.1
Malaysia	1.6
Indonesia	1.5
Philippines	1.2
Singapore	1.2
Israel	1.1
Thailand	1.1
Others (each less than 1.0%)	2.2
Short-Term Investment	20.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.

APRIL 30, 2011	J.P. MORGAN FUNDS	3

JPMorgan International Currency Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		4.98%	9.20%	4.41%	6.08%
With Sales Charge**		1.01	5.12	3.10	5.09
CLASS C SHARES	3/30/07
Without CDSC		4.59	8.38	3.69	5.39
With CDSC***		3.59	7.38	3.69	5.39
SELECT CLASS SHARES	3/30/07	5.15	9.46	4.65	6.32

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Currency Income Fund, the Barclays Capital Global Treasury Ex-U.S. 1-3 Year Index, the Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency (Deposit-Rate based) Index (TWBC) and the Lipper International Income Funds Index from March 30, 2007 to April 30, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Global Treasury Ex-U.S. 1-3 Year Index and the Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency (Deposit-Rate based) Index (TWBC) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper International Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Global Treasury Ex-U.S. 1-3 Year Index measures the performance of fixed-rate local currency sovereign debt of investment grade countries outside the United States that have remaining maturities of one to three years. The Barclays Capital Trade-Weighted Non-Dollar Benchmark Cur-

rency (Deposit-Rate based) Index (TWBC) is a weighted average of the foreign exchange value of the U.S. dollar against the currencies of a broad group of major U.S. trading partners. The Lipper International Income Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through November 3, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2011

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in U.S. Dollars unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — 6.8%
	Australia — 0.3%
GBP2,500	Suncorp Group Ltd., 4.000%, 01/16/14 (m)	4,382

	Denmark — 0.8%
EUR 7,700	FIH Erhvervsbank A/S, 2.125%, 03/21/13 (m)	11,389
EUR 150	Nykredit Realkredit A/S, 4.000%, 01/01/12 (m)	225

		11,614

	France — 0.0% (g)
EUR 50	Societe Generale, 5.250%, 03/28/13 (m)	77

	Germany — 1.2%
EUR 4,100	Commerzbank AG, 2.750%, 01/13/12 (m)	6,112
EUR 4,000	HSH Nordbank AG, 2.000%, 05/11/11 (m)	5,926
EUR 3,855	IKB Deutsche Industriebank AG, 2.625%, 03/13/12 (m)	5,756

		17,794

	Italy — 0.0% (g)
EUR 50	Intesa Sanpaolo S.p.A., 5.375%, 12/19/13 (m)	78

	Netherlands — 1.2%
EUR 15	Deutsche Telekom International Finance B.V., 6.000%, 01/20/17 (m)	25
EUR 5,700	Fortis Bank Nederland N.V., 3.375%, 05/19/14 (m)	8,630
EUR 5,950	LeasePlan Corp N.V., 3.250%, 05/22/14 (m)	8,956

		17,611

	Sweden — 1.7%
	Swedbank AB,
EUR 12,500	3.125%, 02/02/12 (m)	18,693
EUR 4,050	3.625%, 12/02/11 (m)	6,057

		24,750

	United Kingdom — 1.6%
EUR 2,300	Bank of Scotland plc, 3.500%, 11/21/11 (m)	3,437
EUR 50	BAT International Finance plc, 5.375%, 06/29/17 (m)	80
	Lloyds TSB Bank plc,
EUR 60	3.750%, 11/17/11 (m)	90
EUR 50	6.250%, 04/15/14 (m)	78
GBP 3,500	Royal Bank of Scotland plc (The), 4.125%, 11/14/11 (m)	5,945
EUR 8,800	Yorkshire Building Society, 2.250%, 10/26/12 (m)	13,016

		22,646

	United States — 0.0% (g)
EUR 50	AT&T, Inc., 6.125%, 04/02/15 (m)	81
EUR 30	Bank of America Corp., 4.625%, 02/18/14 (m)	45

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
EUR 50	Cellco Partnership/Verizon Wireless Capital LLC, 8.750%, 12/18/15 (m)	90
EUR 10	Citigroup, Inc., 3.950%, 10/10/13 (m)	15
EUR 25	Goldman Sachs Group, Inc. (The), 4.000%, 02/02/15 (m)	37
EUR 50	Morgan Stanley, 5.500%, 10/02/17 (m)	77

		345

	Total Corporate Bonds (Cost $91,158)	99,297

Foreign Government Securities — 68.1%
	Australia — 4.8%
	New South Wales Treasury Corp.,
AUD258	5.500%, 03/01/17 (m)	281
AUD57,000	6.000%, 05/01/12 (m)	63,089
AUD6,100	Queensland Treasury Corp., 6.000%, 06/14/11 (m)	6,695

		70,065

	Austria — 0.7%
	Republic of Austria,
EUR35	4.350%, 03/15/19 (e) (m)	55
EUR7,080	5.000%, 07/15/12 (e) (m)	10,905

		10,960

	Brazil — 3.1%
BRL73,900	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/13 (m)	45,377

	Canada — 14.2%
	Government of Canada,
CAD54,600	1.000%, 09/01/11 (m)	57,698
CAD141,700	1.250%, 06/01/11 (m)	149,800
CAD15	3.750%, 06/01/19 (m)	17
CAD70	4.000%, 06/01/16 (m)	79

		207,594

	Finland — 2.6%
EUR24,800	Kingdom of Finland, 4.250%, 09/15/12 (m)	37,977

	France — 7.4%
EUR50	Caisse d’Amortissement de la Dette Sociale, 3.625%, 04/25/15 (m)	76
	French Treasury Note BTAN,
EUR20	3.000%, 07/12/14 (m)	30
EUR51,925	3.750%, 01/12/12 (m)	78,201
EUR20,000	Government of France, 5.000%, 04/25/12 (m)	30,636

		108,943

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	5

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in U.S. Dollars unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — Continued
	Germany — 4.7%
	Bundesrepublik Deutschland,
EUR60	3.500%, 07/04/19 (m)	92
EUR50	4.250%, 07/04/18 (m)	80
EUR35,820	5.000%, 07/04/11 (m)	53,397
	Kreditanstalt fuer Wiederaufbau,
EUR25	3.875%, 01/21/19 (m)	38
EUR30	4.125%, 07/04/17 (m)	47
JPY 1,174,000	Landwirtschaftliche Rentenbank, 1.375%, 04/25/13 (m)	14,793

		68,447

	Indonesia — 1.5%
IDR169,290,000	Republic of Indonesia, 12.500%, 03/15/13 (m)	21,898

	Israel — 1.1%
ILS47,800	State of Israel - Shahar, 7.500%, 03/31/14 (m)	15,322

	Malaysia — 1.6%
	Republic of Malaysia,
MYR10,700	2.711%, 02/14/12 (m)	3,609
MYR58,020	3.833%, 09/28/11 (m)	19,707

		23,316

	Mexico — 11.0%
	United Mexican States,
MXN1,232,000	8.000%, 12/19/13 (m)	112,889
MXN498,000	9.500%, 12/18/14 (m)	47,963

		160,852

	Netherlands — 2.8%
JPY17,000	Bank Nederlandse Gemeenten, 1.850%, 11/07/16 (m)	219
	Kingdom of Netherlands,
EUR27,750	2.500%, 01/15/12 (m)	41,436
EUR65	4.250%, 07/15/13 (m)	101

		41,756

	Norway — 0.6%
GBP4,640	Kommunalbanken AS, 4.875%, 12/10/12 (m)	8,152

	Philippines — 1.1%
PHP653,450	Philippine Government Bond, 8.750%, 03/03/13 (m)	16,792

	Singapore — 1.2%
SGD21,245	Republic of Singapore, 3.625%, 07/01/11 (m)	17,453

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	South Korea — 3.3%
KRW52,205,000	Republic of Korea, 4.000%, 06/10/12 (m)	48,927

	Sweden — 0.9%
SEK73,255	Kingdom of Sweden, 5.500%, 10/08/12 (m)	12,660

	Thailand — 1.0%
	Kingdom of Thailand,
THB66,300	4.125%, 11/01/12 (m)	2,254
THB200,000	4.250%, 03/13/13 (m)	6,829
THB180,000	4.500%, 03/11/12 (m)	6,097
THB4,400	5.375%, 11/30/11 (m)	149

		15,329

	United Kingdom — 4.5%
	United Kingdom Treasury Gilt,
GBP24	2.250%, 03/07/14 (m)	41
GBP35,405	3.250%, 12/07/11 (m)	60,050
GBP 2,900	4.750%, 03/07/20 (m)	5,345

		65,436

	Total Foreign Government Securities (Cost $918,782)	997,256

Supranational — 2.0%
	European Investment Bank,
JPY 2,180,000	1.250%, 09/20/12 (m)	27,188
EUR100	4.250%, 10/15/14 (m)	156
GBP1,750	4.750%, 06/06/12 (m)	3,037

		30,381

	Total Supranational (Cost $27,792)	30,381

SHARES
Short-Term Investment — 20.2%
	Investment Company — 20.2%
295,543	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $295,543)	295,543

	Total Investments — 97.1% (Cost $1,333,275)	1,422,477
	Other Assets in Excess of Liabilities — 2.9%	41,949

	NET ASSETS — 100.0%	$1,464,426

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2011

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
26,921,707	ARS	Credit Suisse International	05/27/11	$6,536	$6,559	$23
2,930,000	BRL	Deutsche Bank AG	05/27/11	1,863	1,860	(3)
2,510,000	CAD	Deutsche Bank AG	05/27/11	2,631	2,652	21
928,180,000	CLP	Citibank, N.A.	05/27/11	1,978	2,010	32
4,716,577,520	CLP	Credit Suisse International	05/27/11	9,934	10,214	280
1,580,267,584	CNY	Barclays Bank plc	05/27/11	241,816	244,012	2,196
14,500,000	CNY	Credit Suisse International	05/27/11	2,222	2,239	17
68,075,338	CNY	Merrill Lynch International	05/27/11	10,428	10,512	84
22,668,200	CNY	Royal Bank of Canada	05/27/11	3,479	3,500	21
9,970,121	CNY	Royal Bank of Scotland	05/27/11	1,526	1,539	13
19,730,000	CNY	Union Bank of Switzerland AG	05/27/11	3,040	3,047	7
8,382,055	CNY	Westpac Banking Corp.	05/27/11	1,285	1,294	9
12,881,645,538	COP	Credit Suisse International	05/27/11	6,850	7,283	433
1,362,000	EUR	Morgan Stanley	05/27/11	1,974	2,016	42
129,791,621	HKD	State Street Corp.	05/27/11	16,707	16,714	7
133,040,180,000	IDR	Deutsche Bank AG	05/27/11	15,407	15,466	59
4,800,466	ILS	State Street Corp.	05/27/11	1,407	1,418	11
875,430,154	INR	Credit Suisse International	05/27/11	18,989	19,704	715
105,850,000	INR	Union Bank of Switzerland AG	05/27/11	2,373	2,383	10
113,009,382	JPY	Citibank, N.A.	05/27/11	1,369	1,393	24
4,298,929,431	JPY	Merrill Lynch International	05/27/11	52,431	53,004	573
4,584,603,500	KRW	Merrill Lynch International	05/27/11	4,153	4,271	118
16,415,386,010	KRW	Morgan Stanley	05/27/11	14,493	15,293	800
29,410,612	MXN	Royal Bank of Scotland	05/27/11	2,530	2,549	19
40,014,870	MYR	Barclays Bank plc	05/27/11	13,064	13,484	420
515,181,350	RUB	Barclays Bank plc	05/27/11	17,517	18,760	1,243
37,532,630	RUB	Royal Bank of Scotland	05/27/11	1,271	1,367	96
52,173,250	SAR	Deutsche Bank AG	05/27/11	13,914	13,913	(1)
11,045,951	SGD	Merrill Lynch International	05/27/11	8,947	9,024	77
544,458,659	THB	Deutsche Bank AG	05/27/11	18,196	18,211	15
889,611,011	TWD	HSBC Bank, N.A.	05/27/11	30,326	31,068	742
61,048,300	TWD	Royal Bank of Scotland	05/27/11	2,095	2,132	37
53,090,000	TWD	Union Bank of Switzerland AG	05/27/11	1,843	1,854	11
				$532,594	$540,745	$8,151

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	7

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in U.S. Dollars unless otherwise noted)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 04/30/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
49,464,547	AUD	HSBC Bank, N.A.	05/27/11	$52,510	$54,052	$(1,542)
18,856,401	BRL	HSBC Bank, N.A.	05/27/11	11,079	11,971	(892)
2,099,269	CAD	Citibank, N.A.	05/27/11	2,200	2,218	(18)
4,146,601	CAD	State Street Corp.	05/27/11	4,376	4,380	(4)
23,350,000	CNY	Deutsche Bank AG	05/27/11	3,601	3,606	(5)
29,404,442	CNY	HSBC Bank, N.A.	05/27/11	4,523	4,540	(17)
1,820,000	EUR	Citibank, N.A.	05/27/11	2,638	2,694	(56)
75,907,667	EUR	State Street Corp.	05/27/11	110,850	112,358	(1,508)
29,882,811	GBP	State Street Corp.	05/27/11	49,491	49,901	(410)
20,413,118,573	IDR	Barclays Bank plc	05/27/11	2,277	2,373	(96)
2,427,710,000	KRW	Deutsche Bank AG	05/27/11	2,240	2,262	(22)
2,674,073,322	KRW	HSBC Bank, N.A.	05/27/11	2,456	2,491	(35)
139,684,710	MXN	Royal Bank of Canada	05/27/11	11,991	12,107	(116)
33,500,000	MYR	Union Bank of Switzerland AG	05/27/11	11,135	11,288	(153)
399,237,518	PHP	HSBC Bank, N.A.	05/27/11	9,146	9,313	(167)
				$280,513	$285,554	$(5,041)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
CNY	— China Yuan
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— Korea Republic Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PHP	— Philippines Peso
RUB	— Russian Ruble
SAR	— Saudi Arabia Riyal

SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
TWD	— Taiwan Dollar

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of April 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2011	J.P. MORGAN FUNDS	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

International Currency Income Fund
ASSETS:
Investments in non-affiliates, at value	$1,126,934
Investments in affiliates, at value	295,543

Total investment securities, at value	1,422,477
Foreign currency, at value	18,163
Receivables:
Investment securities sold	5,011
Fund shares sold	10,958
Interest and dividends	18,176
Unrealized appreciation on forward foreign currency exchange contracts	8,155

Total Assets	1,482,940

LIABILITIES:
Payables:
Due to custodian	126
Investment securities purchased	12,252
Fund shares redeemed	121
Unrealized depreciation on forward foreign currency exchange contracts	5,045
Accrued liabilities:
Investment advisory fees	433
Administration Fees	108
Shareholder servicing fees	57
Distribution fees	2
Custodian and accounting fees	258
Trustees’ and Chief Compliance Officer’s fees	3
Other	109

Total Liabilities	18,514

Net Assets	$1,464,426

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2011

International Currency Income Fund
NET ASSETS:
Paid in capital	$1,365,107
Accumulated undistributed (distributions in excess of) net investment income	3,623
Accumulated net realized gains (losses)	2,493
Net unrealized appreciation (depreciation)	93,203

Total Net Assets	$1,464,426

Net Assets:
Class A	$7,387
Class C	1,135
Select Class	1,455,904

Total	$1,464,426

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	630
Class C	98
Select Class	123,804

Net Asset Value:
Class A — Redemption price per share	$11.72
Class C — Offering price per share (a)	11.63
Select Class — Offering and redemption price per share	11.76
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.18

Cost of investments in non-affiliates	$1,037,732
Cost of investments in affiliates	295,543
Cost of foreign currency	18,170

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	11

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

International Currency Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$14,585
Interest income from affiliates	1
Dividend income from affiliates	117
Foreign taxes withheld	(294)

Total investment income	14,409

EXPENSES:
Investment advisory fees	3,360
Administration fees	546
Distribution fees:
Class A	8
Class C	4
Shareholder servicing fees:
Class A	8
Class C	1
Select Class	1,519
Custodian and accounting fees	245
Interest expense to affiliates	2
Professional fees	40
Trustees’ and Chief Compliance Officer’s fees	6
Printing and mailing costs	31
Registration and filing fees	42
Transfer agent fees	12
Other	6

Total expenses	5,830

Less amounts waived	(2,339)

Net expenses	3,491

Net investment income (loss)	10,918

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	— (a)
Foreign currency transactions	2,812

Net realized gain (loss)	2,812

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	56,221
Foreign currency translations	(867)

Change in net unrealized appreciation (depreciation)	55,354

Net realized/unrealized gains (losses)	58,166

Change in net assets resulting from operations	$69,084

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2011

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Currency Income Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,918	$9,127
Net realized gain (loss)	2,812	(10,861)
Change in net unrealized appreciation (depreciation)	55,354	37,162

Change in net assets resulting from operations	69,084	35,428

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(20)	(2)
Return of capital	—	(26)
Class C
From net investment income	— (a)	— (a)
Return of capital	—	(1)
Class R5 (b)
From net investment income	—	— (a)
Return of capital	—	— (a)
Select Class
From net investment income	(5,146)	(430)
Return of capital	—	(7,028)

Total distributions to shareholders	(5,166)	(7,487)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	423,475	943,297

NET ASSETS:
Change in net assets	487,393	971,238
Beginning of period	977,033	5,795

End of period	$1,464,426	$977,033

Accumulated undistributed (distributions in excess of) net investment income	$3,623	$(2,129)

(a)	Amount rounds to less than $1,000.
(b)	Class R5 Shares liquidated on June 14, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Currency Income Fund
	Six Months Ended 4/30/2011 (Unaudited)	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,101	$6,488
Dividends and distributions reinvested	19	28
Cost of shares redeemed	(249)	(1,681)
Redemption fees	— (a)	— (a)

Change in net assets from Class A capital transactions	$1,871	$4,835

Class C
Proceeds from shares issued	$410	$1,405
Dividends and distributions reinvested	— (a)	1
Cost of shares redeemed	(213)	(751)
Redemption fees	— (a)	— (a)

Change in net assets from Class C capital transactions	$197	$655

Class R5 (b)
Dividends and distributions reinvested	$—	$— (a)
Cost of shares redeemed	—	(114)
Redemption fees	—	— (a)

Change in net assets from Class R5 capital transactions	$—	$(114)

Select Class
Proceeds from shares issued	$567,312	$1,116,590
Dividends and distributions reinvested	795	352
Cost of shares redeemed	(146,714)	(179,062)
Redemption fees	14	41

Change in net assets from Select Class capital transactions	$421,407	$937,921

Total change in net assets from capital transactions	$423,475	$943,297

SHARE TRANSACTIONS:
Class A
Issued	186	595
Reinvested	2	3
Redeemed	(22)	(155)

Change in Class A Shares	166	443

Class C
Issued	37	130
Reinvested	— (a)	— (a)
Redeemed	(19)	(71)

Change in Class C Shares	18	59

Class R5 (b)
Reinvested	—	— (a)
Redeemed	—	(11)

Change in Class R5 Shares	—	(11)

Select Class
Issued	50,166	102,575
Reinvested	71	33
Redeemed	(12,866)	(16,660)

Change in Select Class Shares	37,371	85,948

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Class R5 Shares liquidated on June 14, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2011	J.P. MORGAN FUNDS	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total Distributions
International Currency Income Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$11.20	$0.09	(e)	$0.47	$0.56	$(0.04)	$—	$(0.04)
Year Ended October 31, 2010	10.74	0.13	(e)	0.42	0.55	(0.01)	(0.08)	(0.09)
Year Ended October 31, 2009	9.34	0.19		1.52	1.71	(0.31)	—	(0.31)
Year Ended October 31, 2008	10.58	0.30		(1.18)	(0.88)	(0.36)	—	(0.36)
March 30, 2007 (g) through October 31, 2007	10.00	0.19		0.45	0.64	(0.06)	—	(0.06)

Class C
Six Months Ended April 30, 2011 (Unaudited)	11.12	0.05	(e)	0.46	0.51	— (f)	—	— (f)
Year Ended October 31, 2010	10.67	0.04	(e)	0.43	0.47	— (f)	(0.02)	(0.02)
Year Ended October 31, 2009	9.32	0.13		1.52	1.65	(0.30)	—	(0.30)
Year Ended October 31, 2008	10.56	0.23		(1.18)	(0.95)	(0.29)	—	(0.29)
March 30, 2007 (g) through October 31, 2007	10.00	0.16		0.45	0.61	(0.05)	—	(0.05)

Select Class
Six Months Ended April 30, 2011 (Unaudited)	11.23	0.10	(e)	0.48	0.58	(0.05)	—	(0.05)
Year Ended October 31, 2010	10.77	0.15	(e)	0.42	0.57	(0.01)	(0.10)	(0.11)
Year Ended October 31, 2009	9.34	0.22		1.53	1.75	(0.32)	—	(0.32)
Year Ended October 31, 2008	10.59	0.32		(1.18)	(0.86)	(0.39)	—	(0.39)
March 30, 2007 (g) through October 31, 2007	10.00	0.20		0.45	0.65	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2011

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	(f)	$11.72	4.98%	$7,387	0.77%	1.60%	1.20%	6%
—	(f)	11.20	5.18	5,203	0.77	1.20	1.25	75
—		10.74	18.55	231	1.10	1.92	4.00	71
—		9.34	(8.66)	194	1.14	2.80	3.62	68
—		10.58	6.43	213	1.25	3.16	7.55	56

—	(f)	11.63	4.59	1,135	1.52	0.84	1.70	6
—	(f)	11.12	4.44	891	1.52	0.39	1.80	75
—		10.67	17.86	227	1.75	1.27	4.50	71
—		9.32	(9.28)	193	1.75	2.09	4.09	68
—		10.56	6.10	212	1.75	2.66	8.05	56

—	(f)	11.76	5.15	1,455,904	0.57	1.79	0.95	6
—	(f)	11.23	5.32	970,939	0.57	1.38	0.99	75
—		10.77	18.96	5,221	0.85	2.17	3.75	71
—		9.34	(8.52)	4,389	0.89	3.05	3.37	68
—		10.59	6.60	4,794	1.00	3.41	7.30	56

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	J.P. MORGAN FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Currency Income Fund	Class A, Class C and Select Class	Non-Diversified

Effective November 3, 2009, Class A, Class C and Select Class Shares were publicly offered for investment. Effective December 9, 2009, Class R5 Shares were publicly offered for investment. The outstanding Class R5 Shares were redeemed on June 14, 2010 and the share class was closed.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund is valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18	J.P. MORGAN FUNDS	APRIL 30, 2011

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$295,543	$1,126,934	$—	$1,422,477

Appreciation in other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$8,155	$—	$8,155

Depreciation in other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(5,045)	$—	$(5,045)

#	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2011.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C. Forward Foreign Currency Exchange Contracts — The Fund uses forward foreign currency contracts including non-deliverable forwards mainly as a substitute for securities in which the Fund can invest to increase income or gain to the Fund and to hedge or manage the Fund’s exposure to foreign currency risks associated with portfolio investments. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

D. Summary of Derivative Information — The following table presents the value of derivatives held as of April 30, 2011, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$8,155

Total		$8,155

Liabilities:
Foreign exchange contracts	Payables	$(5,045)

Total		$(5,045)

APRIL 30, 2011	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2011, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$2,696	$2,696

Total	$2,696	$2,696

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(1,197)	$(1,197)

Total	$(1,197)	$(1,197)

The Fund’s derivatives contracts held at April 30, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume

The table below discloses the volume of the Fund’s forwards activities during the six months ended April 30, 2011 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

International Currency Income Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$494,901
Average Settlement Value Sold	293,645
Ending Settlement Value Purchased	532,594
Ending Settlement Value Sold	280,513

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusion may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

20	J.P. MORGAN FUNDS	APRIL 30, 2011

J. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital. Effective May 2, 2011, shares of the Fund will no longer be subject to a redemption fee regardless of how long such shares are held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.55% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2011, the annual effective rate was 0.09% of the Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2011, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$1	$—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.25%	0.25%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.80%	1.55%	0.60%

APRIL 30, 2011	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

For the six months ended April 30, 2011, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Shareholder Servicing	Total
$928	$1,223	$2,151

The contractual expense limitation agreements were in effect for the six months ended April 30, 2011. The contractual expense limitation percentages in the table above are in place until at least February 29, 2012.

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the six months ended April 30, 2011 was approximately $188,000.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2011, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2011, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$294,854	$43,531

During the six months ended April 30, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,333,275	$89,320	$118	$89,202

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

22	J.P. MORGAN FUNDS	APRIL 30, 2011

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2011, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

APRIL 30, 2011	J.P. MORGAN FUNDS	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2010, and continued to hold your shares at the end of the reporting period, April 30, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011*	Annual Expense Ratio
International Currency Income Fund
Class A
Actual	$1,000.00	$1,049.80	$3.91	0.77%
Hypothetical	1,000.00	1,020.98	3.86	0.77
Class C
Actual	1,000.00	1,045.90	7.71	1.52
Hypothetical	1,000.00	1,017.26	7.60	1.52
Select Class
Actual	1,000.00	1,051.50	2.90	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24	J.P. MORGAN FUNDS	APRIL 30, 2011

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011 All rights reserved. April 2011.	SAN-INTLCUR-411

Semi-Annual Report

Highbridge Funds

April 30, 2011 (Unaudited)

Highbridge Dynamic Commodities Strategy Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MAY 18, 2011 (Unaudited)

Dear Shareholder:

Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.

In late summer of 2010, concerns over deflation and whether the economy might double-dip and head back into recession generated uncertainty about the sustainability of the recovery among investors. In response to these risks, the Federal Reserve (the “Fed”) implemented monetary stimulus in the form of a second round of quantitative easing (“QE2”).

“Six months ago, signs that indicated the economy was moving from recovery to expansion began to emerge. However, the road to expansion now appears to have been met by a new set of challenges and risks.”

Today, concerns about inflation and the risks associated with higher interest rates have replaced deflationary worries, and a host of geopolitical disruptions — such as the sovereign debt problems in Europe and higher oil prices triggered by tensions in the Middle East — are casting new uncertainties about the sustainability of economic growth.

Despite these headwinds, the U.S. equity markets have held up well. At the end of Q42010, for example, investors responded warmly to QE2 and a continued rebound in corporate profits by sending the Standard & Poor’s 500 Index (“S&P500”) on an impressive rally that produced the second year of double-digit returns. Although the markets suffered a setback following the devastating earthquake and tsunami in Japan during March, stocks recovered quickly as investors demonstrated their willingness to embrace riskier assets such as commodities, as well as small cap and international stocks.

Despite the potential impact of geopolitical risks and other crises on future growth, we are encouraged by some meaningful signs of economic health such as strong corporate earnings and reduced debt-service costs for consumers and corporations.

Investors respond to strong corporate profits

Strong corporate earnings and ongoing monetary and fiscal stimulus helped stocks get off to a strong start in 2011. As of the end of the six-month reporting period ended April 30th, 2011, the S&P500 Index had risen 16.4% to a level of 1,364.

Despite lingering concerns about Europe’s sovereign debt problems, international stocks held up relatively well as investors’ concerns temporarily abated due to successful Spanish, Portuguese and Italian bond issues in the first quarter of 2011. There was also optimism among some investors that Germany would adopt a more flexible stance on the Eurozone rescue fund. As of the end of the six-month reporting period ended April 30th, 2011, the MSCI EAFE Index (Europe, Australasia and the Far East) had risen 12.7%.

Emerging markets, on the other hand, experienced mixed performance. Although China, India, and Brazil have experienced robust economic growth, all three countries are now grappling with rising inflation concerns. The MSCI EM (Emerging Markets) Index returned 9.7% as of the end of the six-month reporting period ending April 30th, 2011.

U.S. Treasury yields rise and high yield bonds gain

Improved economic expectations and a U.S. stock market rally have resulted in higher U.S. Treasury yields over the past six months. The yield on the 10-year U.S. Treasury bond rose from 2.6% to 3.3% as of the end of the six-month reporting period ended April 30th, 2011, while yields on the 30-year U.S. Treasury bond climbed from 4.0% to 4.4%, and yields on the 2-year U.S. Treasury bond increased from 0.3% to 0.6% as of the end of the same period.

High yield continued to be the best performing area of the bond market, with the Barclays Capital High Yield Index returning 6.2%, the Barclays Capital U.S. Aggregate Bond Index returning 0.02%, and the Barclays Capital Emerging Markets Index returning 0.03%, during the six-month reporting period.

Protecting portfolios from higher inflation and rate risks

Although inflation still remains low in the U.S., there are signs that inflationary pressures may increase as the economic expansion continues. Additionally, the Fed is set to end its QE2 Treasury bond buying program at the end of June, and possibly begin to raise the federal funds rate by the end of this year. Thus, one of the questions we face: how should investors protect themselves against the risks of inflation and higher long-term rates?

An important message from the first quarter is to have both a balanced view of the world and a balanced portfolio to match. Given the uncertainty in the current environment, we believe the most reasonable approach is to stay balanced and diversified by investing in a variety of asset classes.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

APRIL 30, 2011	HIGHBRIDGE FUNDS	1

Highbridge Dynamic Commodities Strategy Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	27.93%
Dow Jones-UBS Commodity Index Total Return	19.19%

Net Assets as of 4/30/2011 (In Thousands)	$2,677,933

INVESTMENT OBJECTIVE**

The Highbridge Dynamic Commodities Strategy Fund (the “Fund”) seeks long-term total return.

INVESTMENT APPROACH

The Fund’s portfolio managers use a systematic and fundamental investment approach that utilizes a proprietary quantitative model with an emphasis on risk management. This unique process includes both a volatility target and a drawdown control process, which decreases (increases) the risk target as a function of negative (positive) portfolio performance. The Fund’s flexible drawdown control process is an important aspect of the Fund’s risk management given its unconstrained approach versus the Dow Jones-UBS Commodity Index Total Return (the “Benchmark”), an index of commodities.

The Fund’s commodity weightings are constructed based on the Fund’s portfolio managers’ fundamental analysis of macroeconomic influences, supply and demand levels, the impact of historical commodity prices, and the relationships between various commodities. Applying this fundamental analysis, the Fund’s portfolio managers established the Fund’s commodity weightings based on their outlook for each commodity in the Fund’s investable universe. Meanwhile, the Fund’s flexible risk management process seeks to quickly adjust position sizes when volatility and correlation regimes shift.

HOW DID THE COMMODITIES MARKET PERFORM DURING THE REPORTING PERIOD?

The commodities market was generally strong during the reporting period. Two periods that were an exception though were the reaction to the Federal Reserve’s second round of quantitative easing in November 2010, geopolitical events and the tragic earthquake that struck Japan in March 2011. The precious metals and financial commodities sectors were among the Benchmark’s strongest performers during the reporting period. Prices for gold and silver increased during the reporting period, supported by the low interest rate environment.

Meanwhile, concerns about falling supply sent certain agricultural product prices higher during the reporting period. Cotton did particularly well. In the energy sector, crude oil prices increased due to concerns about a potential supply disruption as a result of the political unrest in the Middle East.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Benchmark for the six months ended April 30, 2011.

The Fund’s overweight position in precious metals was the largest contributor to the Fund’s absolute return and relative performance versus the Benchmark. The Fund’s overweight in the soft commodities sector (cocoa, coffee, cotton and sugar) also contributed to the Fund’s absolute return and relative performance.

While the Fund’s investments in the energy sector contributed to the Fund’s absolute return, the Fund’s positioning in the energy sector detracted from relative performance. The Fund’s relative underperformance in the energy sector was driven primarily by the Fund’s underweight of the sector, which was supported by geopolitical supply concerns and colder US weather forecasts.

HOW WAS THE FUND POSITIONED?

The Fund invested in commodity-linked derivative instruments that provided exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund’s derivative instruments were backed by a portfolio of high-quality fixed income securities, such as commercial paper or other short-term instruments that generally had a weighted average maturity of 90-days or less.

As of the end of the reporting period, the Fund was overweight in the precious metals and financial commodities sectors. The Fund was also overweight the soft commodities and industrial metals sectors. In the energy sector, the Fund was underweight natural gas and was positioned to benefit from an improving “crack spread”, as it was underweight crude oil and overweight the petroleum products. The crack spread measures the difference between the price of crude oil and the products extracted from it: heating oil and gasoline.

2	HIGHBRIDGE FUNDS	APRIL 30, 2011

CASH INVESTMENTS***
U.S. Government Agency Securities	68.8%
Investment Companies	28.0
U.S. Treasury Securities	2.1
Certificates of Deposit	1.0
Others (each less than 1.0%)	0.1

PORTFOLIO COMPOSITION BY COUNTRY***
United States	99.2%
Others (each less than 1.0%)	0.8

NET COMMODITY EXPOSURE****
Precious Metals and Financial Commodities	73.8%
Agriculture	22.4
Industrial Metals	17.8
Energy	10.2

TOTAL COMMODITY EXPOSURE****
Total Net Exposure	124.2%
Total Gross Exposure	150.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2011. The Fund’s composition is subject to change.
****	The Fund’s net exposure equals the value of the Fund’s long positions minus the short positions. The Fund’s gross exposure equals the sum of the Fund’s long positions and short positions (adjusted for offsetting positions). Exposures are calculated as the notional value of the Fund’s derivative positions as a percentage of net assets.

APRIL 30, 2011	HIGHBRIDGE FUNDS	3

Highbridge Dynamic Commodities Strategy Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2011 (Unaudited) (continued)

TOTAL RETURNS AS OF APRIL 30, 2011

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	1/13/10
Without Sales Charge		27.84%	49.46%	38.62%
With Sales Charge**		21.14	41.60	32.97
CLASS C SHARES	1/13/10
Without CDSC		27.47	48.73	37.96
With CDSC***		26.47	47.73	37.96
CLASS R5 SHARES	11/30/10	28.04	50.02	39.09
SELECT CLASS SHARES	1/13/10	27.93	49.89	39.00

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/13/2010 TO 4/30/2011)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 13, 2010.

Returns for Class R5 Shares prior to its inception date were based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been higher than those shown because Class R5 Shares have lower expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Dynamic Commodities Strategy Fund, the Dow Jones-UBS Commodity Index Total Return and the Lipper Commodities General Funds Average from January 13, 2010 to April 30, 2011. The performance of the Lipper Commodities General Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Dow Jones-UBS Commodity Index Total Return does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Commodities General Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on 19 physical commodities. The Lipper Commodities General Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index. Subsequent to inception date of the Fund through March 10, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	HIGHBRIDGE FUNDS	APRIL 30, 2011

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Certificates of Deposit — 0.9%
	Bank of Nova Scotia, (Canada),
1,000	0.200%, 07/21/11	1,000
1,000	0.430%, 09/06/11	1,000
2,000	Bank of Tokyo-Mitsubishi UFJ Ltd., 0.380%, 05/02/11	2,000
2,000	BNP Paribas, (France), 0.380%, 05/02/11	2,000
1,000	Caisse des Depots et Consignations, 0.580%, 09/02/11	1,001
1,500	Commonwealth Bank of Australia, (Australia), 0.315%, 05/10/11	1,500
1,000	Credit Suisse First Boston LLC, (Switzerland), 0.200%, 05/11/11 (m)	1,000
	HSBC Bank plc,
1,000	0.510%, 08/23/11	1,001
1,000	0.590%, 08/16/11	1,001
	Rabobank Nederland N.V., (Netherlands),
2,000	0.293%, 10/21/11 (m)	2,000
1,000	0.331%, 08/30/11 (m)	1,000
750	0.500%, 08/17/11 (m)	751
1,000	Rabobank USA Finance Corp., (Netherlands), 0.460%, 09/06/11 (m)	1,001
2,000	Royal Bank of Canada, (Canada), 0.265%, 06/29/11 (m)	2,000
3,000	Sumitomo Mitsui Financial Group, Inc., 0.315%, 05/12/11 (m)	3,000
3,000	Westpac Banking Corp., (Australia), 0.190%, 05/03/11 (m)	3,000

	Total Certificates of Deposit (Cost $24,250)	24,255

Commercial Paper — 0.1% (n)
3,000	BNP Paribas Finance, Inc., (France), 0.401%, 05/03/11 (Cost $3,000)	3,000

Supranational — 0.0% (g)
500	International Bank for Reconstruction & Development, 0.274%, 07/13/11 (m) (Cost $500)	500

U.S. Government Agency Securities — 63.0% (n)
	Federal Farm Credit Bank,
25,000	DN, 0.010%, 05/02/11	25,000
6,878	DN, 0.200%, 12/27/11	6,872
	Federal Home Loan Bank,
24,092	DN, 0.001%, 05/02/11	24,092
70,000	DN, 0.040%, 05/20/11	69,998
16,100	DN, 0.070%, 05/06/11	16,100
30,000	DN, 0.070%, 06/08/11	29,998
14,856	DN, 0.070%, 06/15/11	14,855
39,850	DN, 0.070%, 06/20/11 (m)	39,846

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

144,845	DN, 0.075%, 05/25/11	144,837
40,000	DN, 0.100%, 05/18/11	39,998
22,000	DN, 0.120%, 06/27/11	21,999
38,059	DN, 0.170%, 05/04/11	38,059
5,609	DN, 0.170%, 09/02/11	5,607
10,750	DN, 0.195%, 07/13/11	10,749
2,850	DN, 0.200%, 06/22/11	2,850
	Federal Home Loan Mortgage Corp.,
27,000	DN, 0.060%, 05/13/11	26,999
60,000	DN, 0.070%, 06/21/11 (m)	59,996
63,855	DN, 0.071%, 06/27/11 (m)	63,851
65,000	DN, 0.115%, 06/06/11 (m)	64,997
26,000	DN, 0.131%, 05/16/11	25,999
12,228	DN, 0.140%, 05/09/11	12,228
15,674	DN, 0.140%, 05/26/11	15,673
5,000	DN, 0.150%, 05/24/11	5,000
30,000	DN, 0.160%, 09/12/11 (m)	29,989
37,500	DN, 0.170%, 08/22/11 (m)	37,492
2,564	DN, 0.180%, 10/31/11 (m)	2,562
5,987	DN, 0.185%, 05/03/11	5,987
25,000	DN, 0.185%, 07/18/11 (m)	24,998
6,394	DN, 0.190%, 08/16/11 (m)	6,393
5,000	DN, 0.190%, 11/30/11 (m)	4,996
26,400	DN, 0.200%, 07/05/11 (m)	26,398
15,000	DN, 0.200%, 07/07/11 (m)	14,999
25,000	DN, 0.200%, 10/19/11 (m)	24,987
13,200	DN, 0.200%, 11/09/11 (m)	13,191
5,000	DN, 0.220%, 05/23/11	5,000
10,000	DN, 0.251%, 10/18/11 (m)	9,995
6,500	DN, 0.260%, 08/29/11 (m)	6,498
	Federal National Mortgage Association,
18,900	DN, 0.060%, 05/05/11 (m)	18,900
50,000	DN, 0.060%, 06/06/11 (m)	49,997
65,000	DN, 0.060%, 06/13/11 (m)	64,997
168,000	DN, 0.070%, 07/05/11 (m)	167,988
22,000	DN, 0.085%, 05/02/11 (m)	22,000
66,500	DN, 0.098%, 05/17/11 (m)	66,497
130,110	DN, 0.099%, 06/29/11 (m)	130,106
53,699	DN, 0.150%, 10/19/11 (m)	53,671
70,000	DN, 0.150%, 10/20/11 (m)	69,963
34,000	DN, 0.170%, 09/14/11 (m)	33,987
12,696	DN, 0.175%, 09/21/11 (m)	12,691
15,000	DN, 0.190%, 07/11/11 (m)	14,999
1,180	DN, 0.260%, 08/08/11 (m)	1,180

	Total U.S. Government Agency Securities (Cost $1,685,901)	1,686,064

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	5

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

(Amounts in thousands, except for number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — 1.9%
	U.S. Treasury Bills,
20,000	0.050%, 05/05/11 (m) (n)	20,000
25,000	0.166%, 09/29/11 (m) (n)	24,991
	U.S. Treasury Notes,
4,000	0.875%, 02/29/12 (m)	4,022
2,000	1.000%, 10/31/11 (m)	2,009

	Total U.S. Treasury Obligations (Cost $51,008)	51,022

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 25.6%
639,584	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% † (b) (l)	639,584
46,351	JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class Shares, 0.000% † (b) (l)	46,351

	Total Investment Companies (Cost $685,935)	685,935

	Total Investments — 91.5% (Cost $2,450,594)	2,450,776
	Other Assets in Excess of Liabilities — 8.5%	227,157

	NET ASSETS — 100.0%	$2,677,933

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
9,771	Australian Dollar	06/13/11	$1,066,309	$66,683
	Short Futures Outstanding
(1,444)	Lean Hogs*	06/14/11	(55,002)	2,725

				$69,408

Return Swaps on Commodities
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Newedge USA, LLC
	Long Positions
	CBOT Corn July 2011 Futures	06/23/11	$138,780	$(1,969)
	CBOT Soybean July 2011 Futures	06/23/11	14,219	196
	CBOT Soybean Meal July 2011 Futures	06/23/11	3,709	9
	CBOT Soybean Oil July 2011 Futures	06/23/11	14,340	23
	NYBOT-ICE Sugar #11 (World) July 2011 Futures	06/23/11	22,901	(1,578)
	NYBOT-ICE Coffee ‘C’ July 2011 Futures	06/15/11	108,396	6,321
	NYBOT-ICE Cocoa July 2011 Futures	06/10/11	30,561	2,935
	CME Live Cattle June 2011 Futures	05/27/11	37,496	(1,039)

	Short Positions
	CBOT Wheat July 2011 Futures	06/23/11	(52,001)	(183)
	NYMEX Natural Gas June 2011 Futures	05/19/11	(29,503)	(2,697)
	NYMEX WTI Crude Oil June 2011 Futures	05/13/11	(35,888)	(1,456)

				$562

SEE NOTES TO FINANCIAL STATEMENTS.

6	HIGHBRIDGE FUNDS	APRIL 30, 2011

Return Swaps on Commodities
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Prudential
	Long Positions
	NYBOT-ICE Sugar #11 (World) July 2011 Futures	07/30/11	$9,519	$(599)
	COMEX Copper July 2011 Futures	07/27/11	9,194	(1)
	COMEX Silver July 2011 Futures	07/27/11	212,864	22,905
	CBOT Corn July 2011 Futures	07/14/11	61,730	(996)
	NYBOT-ICE Cocoa July 2011 Futures	07/14/11	68,336	4,885
	NYBOT-ICE Cotton No.2 July 2011 Futures	07/07/11	192,705	(21,025)
	CME Live Cattle June 2011 Futures	06/30/11	30,015	(289)
	NYMEX Gasoline RBOB June 2011 Futures	06/30/11	364,682	17,354
	NYMEX Heating Oil June 2011 Futures	06/30/11	52,282	508
	COMEX Gold 100 oz. June 2011 Futures	06/28/11	695,711	45,718
	LME Nickel June 2011 Futures	06/15/11	288,552	5,651
	LME Primary Aluminum June 2011 Futures	06/15/11	255,759	8,546

	Short Positions
	CBOT Wheat July 2011 Futures	07/14/11	(25,720)	(449)
	NYMEX Natural Gas June 2011 Futures	06/26/11	(32,886)	(3,556)
	LME Copper June 2011 Futures	06/15/11	(17,693)	(1)
	LME Lead June 2011 Futures	06/15/11	(12,369)	278
	LME Zinc June 2011 Futures	06/15/11	(46,903)	2,700
	NYMEX WTI Crude Oil June 2011 Futures	06/07/11	(45,572)	(1,344)

				$80,285

Total				$80,847

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

CBOT	— Chicago Board of Trade
CME	— Chicago Mercantile Exchange
COMEX	— Commodity Exchange, Inc.
DN	— Discount Notes
LME	— London Metal Exchange
NYBOT-ICE	— New York Board of Trade — Intercontinental Exchange
NYMEX	— New York Mercantile Exchange
RBOB	— Reformulated gasoline blendstock for oxygen blending
WTI	— West Texas Intermediate

*	— These contracts provide for cash settlement based on the price of the underlying commodity.
†	— Approximately $201,080,000 of the investments are restricted and pledged as collateral for swaps to various brokers.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of April 30, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	7

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF April 30, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)

Highbridge Dynamic Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$1,764,841
Investments in affiliates, at value	484,855
Investments in affiliates — restricted, at value	201,080

Total investment securities, at value	2,450,776
Cash	1
Deposits at broker for futures contracts	30,028
Receivables:
Fund shares sold	170,997
Interest and dividends	54
Variation margin on futures contracts	6,961
Outstanding swap contracts, at value	118,029

Total Assets	2,776,846

LIABILITIES:
Payables:
Due to broker for swap contracts	57,939
Fund shares redeemed	1,048
Outstanding swap contracts, at value	37,182
Accrued liabilities:
Investment advisory fees	1,746
Administration fees	154
Shareholder servicing fees	427
Distribution fees	108
Custodian and accounting fees	148
Trustees’ and Chief Compliance Officer’s fees	1
Other	160

Total Liabilities	98,913

Net Assets	$2,677,933

SEE NOTES TO FINANCIAL STATEMENTS.

8	HIGHBRIDGE FUNDS	APRIL 30, 2011

Highbridge Dynamic Commodities Strategy Fund
NET ASSETS:
Paid in capital	$2,292,952
Accumulated undistributed (distributions in excess of) net investment income	(7,955)
Accumulated net realized gains (losses)	242,499
Net unrealized appreciation (depreciation)	150,437

Total Net Assets	$2,677,933

Net Assets:
Class A	$347,165
Class C	108,242
Class R5	99,396
Select Class	2,123,130

Total	$2,677,933

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,481
Class C	4,856
Class R5	4,412
Select Class	94,329

Net Asset Value:
Class A — Redemption price per share	$22.43
Class C — Offering price per share (a)	22.29
Class R5 — Offering and redemption price per share	22.53
Select Class — Offering and redemption price per share	22.51
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.67

Cost of investments in non-affiliates	$1,764,659
Cost of investments in affiliates	484,855
Cost of investments in affiliates — restricted	201,080

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	9

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2011 (Unaudited)

(Amounts in thousands)

Highbridge Dynamic Commodities Strategy Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$747
Dividend income from affiliates	145

Total investment income	892

EXPENSES:
Investment advisory fees	7,535
Administration fees	686
Distribution fees:
Class A	163
Class C	154
Shareholder servicing fees:
Class A	163
Class C	51
Class R5	12
Select Class	1,267
Custodian and accounting fees	64
Interest expense to affiliates	1
Professional fees	195
Trustees’ and Chief Compliance Officer’s fees	9
Printing and mailing costs	29
Registration and filing fees	74
Transfer agent fees	93
Other	49
Interest expense (See Note 2.C.)	11

Total expenses	10,556

Less amounts waived	(1,635)
Less earnings credits	(2)
Less expense reimbursements	(72)

Net expenses	8,847

Net investment income (loss)	(7,955)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1
Futures	10,006
Swaps	240,130

Net realized gain (loss)	250,137

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	186
Futures	62,454
Swaps	42,169

Change in net unrealized appreciation (depreciation)	104,809

Net realized/unrealized gains (losses)	354,946

Change in net assets resulting from operations	$346,991

SEE NOTES TO FINANCIAL STATEMENTS.

10	HIGHBRIDGE FUNDS	APRIL 30, 2011

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Dynamic Commodities Strategy Fund
	Six Months Ended 4/30/2011 (Unaudited)	Period Ended 10/31/2010 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(7,955)	$(1,649)
Net realized gain (loss)	250,137	31,520
Change in net unrealized appreciation (depreciation)	104,809	45,628

Change in net assets resulting from operations	346,991	75,499

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(1,104)	—
Class C
From net realized gains	(381)	—
Class R5 (b)
From net realized gains	(53)	—
Select Class
From net realized gains	(12,186)	—

Total distributions to shareholders	(13,724)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,859,254	409,913

NET ASSETS:
Change in net assets	2,192,521	485,412
Beginning of period	485,412	—

End of period	$2,677,933	$485,412

Accumulated undistributed (distributions in excess of) net investment income	$(7,955)	$—	(c)

(a)	Commencement of operations was January 13, 2010.
(b)	Commencement of offering of class of shares effective November 30, 2010.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	11

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Highbridge Dynamic Commodities Strategy Fund
	Six Months Ended 4/30/2011 (Unaudited)	Period Ended 10/31/2010 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$290,727	$50,787
Dividends and distributions reinvested	1,024	—
Cost of shares redeemed	(20,829)	(17,887)
Redemption fees	15	1

Change in net assets from Class A capital transactions	$270,937	$32,901

Class C
Proceeds from shares issued	$88,897	$8,989
Dividends and distributions reinvested	352	—
Cost of shares redeemed	(2,297)	(414)
Redemption fees	5	— (b)

Change in net assets from Class C capital transactions	$86,957	$8,575

Class R5 (c)
Proceeds from shares issued	$91,190	$—
Dividends and distributions reinvested	53	—
Cost of shares redeemed	(4,599)	—
Redemption fees	4	—

Change in net assets from Class R5 capital transactions	$86,648	$—

Select Class
Proceeds from shares issued	$1,470,911	$426,154
Dividends and distributions reinvested	3,477	—
Cost of shares redeemed	(59,805)	(57,731)
Redemption fees	129	14

Change in net assets from Select Class capital transactions	$1,414,712	$368,437

Total change in net assets from capital transactions	$1,859,254	$409,913

SEE NOTES TO FINANCIAL STATEMENTS.

12	HIGHBRIDGE FUNDS	APRIL 30, 2011

	Highbridge Dynamic Commodities Strategy Fund
	Six Months Ended 4/30/2011 (Unaudited)	Period Ended 10/31/2010 (a)
SHARE TRANSACTIONS:
Class A
Issued	14,364	3,375
Reinvested	55	—
Redeemed	(1,067)	(1,246)

Change in Class A Shares	13,352	2,129

Class C
Issued	4,402	579
Reinvested	19	—
Redeemed	(116)	(28)

Change in Class C Shares	4,305	551

Class R5 (c)
Issued	4,629	—
Reinvested	3	—
Redeemed	(220)	—

Change in Class R5 Shares	4,412	—

Select Class
Issued	72,808	28,396
Reinvested	187	—
Redeemed	(3,041)	(4,021)

Change in Select Class Shares	69,954	24,375

(a)	Commencement of operations was January 13, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	13

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain	Redemption fees
Highbridge Dynamic Commodities Strategy Fund
Class A
Six Months Ended April 30, 2011 (Unaudited)	$17.90	$(0.15	)(e)	$5.05		$4.90	$(0.37)	$—	(f)
January 13, 2010 (g) through October 31, 2010	15.00	(0.17	)(e)	3.07	(h)	2.90	—	—	(f)

Class C
Six Months Ended April 30, 2011 (Unaudited)	17.84	(0.20	)(e)	5.02		4.82	(0.37)	—	(f)
January 13, 2010 (g) through October 31, 2010	15.00	(0.23	)(e)	3.07	(h)	2.84	—	—	(f)

Class R5
November 30, 2010 (i) through April 30, 2011 (Unaudited)	17.86	(0.09	)(e)	5.13		5.04	(0.37)	—	(f)

Select Class
Six Months Ended April 30, 2011 (Unaudited)	17.95	(0.12	)(e)	5.05		4.93	(0.37)	—	(f)
January 13, 2010 (g) through October 31, 2010	15.00	(0.14	)(e)	3.09	(h)	2.95	—	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Had this error not been reimbursed, the net realized and unrealized gains (losses) on investments per share would have been $3.08 and the total return would have been 19.60% for Select Class shares. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return for Class A and Class C shares.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

14	HIGHBRIDGE FUNDS	APRIL 30, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.43	27.84%		$347,165	1.64%	(1.50)%	1.91%	0%
17.90	19.33	(h)	38,127	1.64	(1.39)	2.26	0

22.29	27.47		108,242	2.14	(2.00)	2.41	0
17.84	18.93	(h)	9,832	2.14	(1.88)	2.71	0

22.53	28.68		99,396	1.19	(1.05)	1.51	0

22.51	27.93		2,123,130	1.39	(1.24)	1.66	0
17.95	19.67	(h)	437,453	1.39	(1.14)	2.15	0

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2011	HIGHBRIDGE FUNDS	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Highbridge Dynamic Commodities Strategy Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The Fund commenced operations on January 13, 2010.

Class R5 Shares commenced operations on November 30, 2010.

Effective May 2, 2011, the Fund is publicly offered on a limited basis.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

HCM Commodities Strategy Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 18, 2009 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. As of April 30, 2011, net assets of the Fund were approximately $2,677,933,000, of which approximately $590,081,000 or approximately 22%, represented the Fund’s ownership of the shares of the Subsidiary. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The financial statements include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps (except return swaps on commodities as described in Note 2.C.) and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

16	HIGHBRIDGE FUNDS	APRIL 30, 2011

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the CSOI (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$685,935	$1,764,841	$—	$2,450,776

Appreciation in Other Financial Instruments
Futures Contracts	$69,408	$—	$—	$69,408
Return Swaps	—	118,029	—	118,029

Total Appreciation in Other Financial Instruments	$69,408	$118,029	$—	$187,437

Depreciation in Other Financial Instruments
Return Swaps	$—	$(37,182)	$—	$(37,182)

There were no transfers between Levels 1 and 2 for the six months ended April 30, 2011.

# Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the CSOI. Level 1 consists of two affiliated money market mutual funds, which are held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the CSOI for industry specifics of the portfolio holdings.

B. Futures Contracts — The Fund uses commodity and foreign exchange futures contracts to obtain long and short exposure to the underlying commodities markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the future’s contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges (i.e. NYMEX), boards of trade or other platforms (e.g. Clearport). The exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. For trades executed on other platforms, these futures contracts must be offset on the same platform in which they were executed; therefore liquidity risk exists to the extent there is a lack of a liquid market for these contracts allowing the fund to close out its position. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the six months ended April 30, 2011 (amounts in thousands):

Futures Contracts:
Average Notional Balance Long	$454,984
Average Notional Balance Short	24,137
Ending Notional Balance Long	1,066,309
Ending Notional Balance Short	55,002

APRIL 30, 2011	HIGHBRIDGE FUNDS	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

C. Return Swaps on Commodities — The Fund uses return swaps on commodities futures to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swap values are based on the values of underlying futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Change in swap values is recorded as change in net unrealized appreciation or depreciation — swaps on the Consolidated Statement of Operations. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into.

Upon entering a swap, the Fund is required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund is required to post additional collateral to the segregated accounts, for the benefit of counterparties, as applicable, for mark to market losses on swaps. Balances in segregated accounts are invested in affiliated money market funds (see Note 3.F. for reimbursements regarding cash collateral amounts invested in these funds). Collateral invested in affiliated money market funds as of April 30, 2011 was approximately $201,080,000, which is reported on the Consolidated Statement of Assets and Liabilities as Investments in affiliates — restricted.

The Fund pays a monthly financing charge to one counterparty, which is calculated based on the average balance of the segregated account excluding independent amounts, for the benefit of that counterparty, and a LIBOR-based rate. This amount is recorded as Interest Expense on the Consolidated Statement of Operations.

The Fund is entitled to receive cash from counterparties as collateral for mark to market gains on swap contracts. When the Fund receives such cash collateral, a corresponding liability is recorded, and included in Due to broker for swap contracts on the Consolidated Statement of Assets and Liabilities.

Daily movement of collateral is subject to minimum threshold amounts.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the Consolidated Statement of Assets and Liabilities.

The Fund’s activities in return swaps are concentrated with two counterparties. Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The table below discloses the volume of the Fund’s swap activities during the six months ended April 30, 2011 (amounts in thousands):

Return Swaps on Commodities:
Average Notional Balance Long	$1,379,824
Average Notional Balance Short	189,058
Ending Notional Balance Long	2,611,751
Ending Notional Balance Short	298,535

D. Offering and Organization Costs — Offering costs (Registration and filing fees) paid in connection with the offering of shares of the Fund are amortized on a straight line basis up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Subsidiary and the Fund were recorded as an expense at the time they commenced operations.

E. Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2011, by their primary underlying risk exposure and respective location on the Consolidated Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Consolidated Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Swaps
Commodity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,725	$118,029
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	66,683	—

Total		$69,408	$118,029

Liabilities:
Commodity contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(37,182)

Total		$—	$(37,182)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the CSOI. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

18	HIGHBRIDGE FUNDS	APRIL 30, 2011

The following tables present the effect of derivatives on the Consolidated Statement of Operations for the six months ended April 30, 2011, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Commodity contracts	$(4,951)	$240,130	$235,179
Foreign exchange contracts	14,957	—	14,957

Total	$10,006	240,130	$250,136

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Commodity contracts	$3,409	$42,169	$45,578
Foreign exchange contracts	59,045	—	59,045

Total	$62,454	$42,169	$104,623

The Fund’s derivatives contracts held at April 30, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Consolidated Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

APRIL 30, 2011	HIGHBRIDGE FUNDS	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

K. Redemption Fees — Prior to May 2, 2011, generally, shares of the Fund held for less than 60 days were subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital. Effective May 2, 2011, shares of the Fund are no longer subject to a redemption fee regardless of how long such shares are held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund and the Subsidiary. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and the Subsidiary and for such services is paid fees. The fee for services to the Fund is accrued daily and paid monthly at an annual fee rate of 1.00% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 1.00% of the Subsidiary’s average daily net assets.

The Advisor, on behalf of the Subsidiary, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan. Under the terms of the sub-advisory agreement, the Advisor pays HCM a monthly sub-advisory fee of 0.75% of the average daily net assets of the subsidiary.

The Advisor and HCM make the day-to-day investment decisions for the Fund and Subsidiary, respectively.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2011, the annualized effective rate was 0.11% of the Fund’s average daily net assets. In consideration for services rendered to the Subsidiary, the administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2011, the Distributor retained approximately $147,000 in a front-end sales charge and approximately $1,000 in a CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Fund and Subsidiary. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Consolidated Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Consolidated Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Consolidated Statement of Operations.

20	HIGHBRIDGE FUNDS	APRIL 30, 2011

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.65%	2.15%	1.20%	1.40%

The contractual expense limitation agreements were in effect for the six months ended April 30, 2011. The expense limitation percentages in the table above are in place until at least February 29, 2012.

For the six months ended April 30, 2011, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$1,417	$136	$51	$1,604	$72

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund to the extent that the total waivers do not exceed the total fees charged by the advisor, the administrator or shareholder servicing agent.

The amounts of waivers resulting from investments in the money market funds for the six months ended April 30, 2011 were as follows (amounts in thousands):

Direct Investment	Cash Collateral Investment
$31	$—

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund or Subsidiary for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Consolidated Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2011, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2011, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$—	$—	$4,022	$—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2011, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,450,594	$183	$1	$182

APRIL 30, 2011	HIGHBRIDGE FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2011 (Unaudited) (continued)

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2011, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Consolidated Statement of Operations. The Fund had no interest expense as a result of borrowings from another fund or from the unsecured, uncommitted credit facility at April 30, 2011 or at any time during the period then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund has an affiliated shareholder that owns a significant portion of the Fund’s outstanding shares. Significant shareholder transactions, if any, may impact the Fund’s performance.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

The Fund is party to derivative contracts governed by an International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, allowing, the Fund to exercise rights, to the extent not otherwise waived, against counterparties (e.g. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

22	HIGHBRIDGE FUNDS	APRIL 30, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2010, and continued to hold your shares at the end of the reporting period, April 30, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2010	Ending Account Value, April 30, 2011	Expenses Paid During November 1, 2010 to April 30, 2011	Annualized Expense Ratio
Highbridge Dynamic Commodities Strategy Fund
Class A
Actual*	$1,000.00	$1,278.40	$9.26	1.64%
Hypothetical*	1,000.00	1,016.66	8.20	1.64
Class C
Actual*	1,000.00	1,274.70	12.07	2.14
Hypothetical*	1,000.00	1,014.18	10.69	2.14
Class R5
Actual**	1,000.00	1,286.80	5.63	1.19
Hypothetical*	1,000.00	1,018.89	5.96	1.19
Select Class
Actual*	1,000.00	1,279.30	7.86	1.39
Hypothetical*	1,000.00	1,017.90	6.95	1.39

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period).
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 151/365 (to reflect the actual period). Commencement of offering of class of shares was November 30, 2010.

APRIL 30, 2011	HIGHBRIDGE FUNDS	23

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011 All rights reserved. April 2011.	SAN-HDCS-411

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
July 7, 2011

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
July 7, 2011